UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07988

LORD aBBETT INVESTMENT TRUST

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

Brooke A. Fapohunda, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 11/30

Date of reporting period: 11/30/2014

Item 1:	Report(s) to Shareholders.

2014 LORD ABBETT
ANNUAL REPORT

Lord Abbett

Diversified Equity Strategy Fund

Multi-Asset Balanced Opportunity Fund

Multi-Asset Growth Fund

Multi-Asset Income Fund

For the fiscal year ended November 30, 2014

1	A Letter to Shareholders

6	Investment Comparisons

14	Information About Your Fund’s Expenses and Holdings Presented by Portfolio Allocation

Schedules of Investments:

19	Diversified Equity Strategy Fund

20	Multi-Asset Balanced Opportunity Fund

22	Multi-Asset Growth Fund

24	Multi-Asset Income Fund

26	Statements of Assets and Liabilities

30	Statements of Operations

32	Statements of Changes in Net Assets

36	Financial Highlights

66	Notes to Financial Statements

88	Report of Independent Registered Public Accounting Firm

89	Supplemental Information to Shareholders

Lord Abbett Investment Trust
Lord Abbett Diversified Equity Strategy Fund,
Lord Abbett Multi-Asset Balanced Opportunity Fund,
Lord Abbett Multi-Asset Growth Fund, and
Lord Abbett Multi-Asset Income Fund
Annual Report

For the fiscal year ended November 30, 2014

Daria L. Foster, Trustee, President and Chief Executive Officer of the Lord Abbett Funds, and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the fiscal year ended November 30, 2014. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Funds, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster
Trustee, President and Chief Executive Officer

Lord Abbett Diversified Equity Strategy Fund

For the fiscal year ended November 30, 2014, the Fund returned 8.97%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the 85% Russell 3000® Index1/15% MSCI EAFE Index with Gross Dividends,2 which returned 13.16% over the same period.

For the 12-month period, domestic equity markets (as represented by the S&P 500® Index3) outperformed foreign equity markets (as represented by the MSCI EAFE Index with Gross Dividends2). Furthermore, growth stocks (as represented by the Russell 3000® Growth Index4) outperformed value stocks (as represented by the Russell 3000® Value Index5), while large cap stocks (as represented by the Russell 1000® Index6) outperformed small cap stocks (as represented by the Russell 2000® Index7) for the period.

The international core investment underperformed its underlying index and detracted from the Fund’s relative performance. Stock selection within the consumer discretionary and financials sectors detracted from performance relative to the strategy’s underlying benchmark. The growth equity strategy also underperformed its underlying benchmark. Stock selection within the consumer discretionary and financials sectors detracted from performance relative to the strategy’s underlying benchmark.

The Fund’s investment in two domestic equities strategies contributed positively, as both strategies outperformed their respective underlying benchmarks. Within the small cap growth strategy, stock selection in the health care and materials sectors contributed to performance relative to the strategy’s benchmark. The smid cap value strategy benefited from stock selection in the industrials and information technology sectors.

Lord Abbett Multi-Asset Balanced Opportunity Fund

For the fiscal year ended November 30, 2014, the Fund returned 8.43%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the 40% Russell 1000® Index6/35% Barclays U.S. Aggregate Bond Index8/15% BofA Merrill Lynch U.S. High Yield Constrained

Index9/10% MSCI EAFE Index with Gross Dividends2, which returned 9.14% over the same period.

During the 12-month period, domestic equity markets (as represented by the S&P 500® Index3) outperformed fixed-income markets (as represented by the Barclays U.S. Aggregate Bond Index8). Domestic equity markets also outperformed foreign equity markets (as represented by the MSCI EAFE Index with Gross Dividends2). In addition, high-yield bonds (as represented by the BofA Merrill Lynch High Yield Constrained Index9) underperformed higher-quality fixed income (as represented by the Barclays U.S. Aggregate Index8).

Detracting from relative performance was the Fund’s overweight allocation to emerging market currencies. Although we reduced our holdings in this asset class by the end of the period, a strengthening U.S. dollar caused emerging market currencies to underperform the blended benchmark. Within the equity portion of the portfolio, the Fund’s overweight to international equities detracted from performance, as investors’ concerns regarding a deceleration of growth in China and stagnant economies in Europe weighed on non-U.S. stocks.

The Fund’s overweight position in equities contributed to relative performance as stocks outpaced bonds during the period. Additionally, the Fund’s overweight position in convertible securities contributed to performance as these equity-sensitive instruments outperformed the benchmark during the period.

Lord Abbett Multi-Asset Growth Fund

For the fiscal year ended November 30, 2014, the Fund returned 9.98%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its blended benchmark, consisting of 55% Russell 1000® Index6/ 20% Barclays U.S. Aggregate Bond Index8/15% MSCI EAFE Index with Gross Dividends2/10% BofA Merrill Lynch U.S. High Yield Constrained Index9, which returned 10.58% over the same period.

During the 12-month period, domestic equity markets (as represented by the S&P 500® Index3) outperformed fixed-income markets (as represented by the Barclays U.S. Aggregate Bond Index8). Domestic equity markets also outperformed foreign equity markets (as represented by the MSCI EAFE Index with Gross Dividends2). In addition, high-yield bonds (as represented by the BofA Merrill Lynch High Yield Constrained Index9) underperformed higher-quality fixed income (as represented by the Barclays U.S. Aggregate Index8).

Within the fixed income portion of the portfolio, the Fund’s overweight to high yield securities detracted from relative performance as high quality interest rate-sensitive fixed income outperformed lower rated bonds. Within the equity portion of the portfolio, the Fund’s overweight to international equities also detracted from performance, as investors’ concerns regarding a deceleration of growth in

China and stagnant economies in Europe weighed on non-U.S. stocks.

The Fund’s overweight position in equities contributed to relative performance as stocks outpaced bonds during the period. Additionally, the Fund’s overweight position to mid-cap stocks contributed to performance as this segment of the equity market outperformed the benchmark during the period.

Lord Abbett Multi-Asset Income Fund

For the fiscal year ended November 30, 2014, the Fund returned 5.62%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its blended benchmark, consisting of 50% Barclays U.S. Aggregate Bond Index8/ 25% BofA Merrill Lynch U.S. High Yield Constrained Index9/15% Russell 1000® Index6/10% MSCI EAFE Index with Gross Dividends2, which returned 6.30% over the same period.

During the 12-month period, domestic equity markets (as represented by the S&P 500® Index3) outperformed fixed-income markets (as represented by the Barclays U.S. Aggregate Bond Index8). Domestic equity markets also outperformed foreign equity markets (as represented by the MSCI EAFE Index with Gross Dividends2). In addition, high-yield bonds (as represented by the BofA Merrill Lynch High Yield Constrained Index9) underperformed higher-quality fixed income (as represented by the Barclays U.S. Aggregate Bond Index8).

Detracting from relative performance was the Fund’s overweight allocation to emerging market currencies. Although we reduced our holdings in this asset class throughout the period, a strengthening U.S. dollar caused emerging market currencies to underperform the blended benchmark. Within fixed income, the Fund’s overweight to high-yield securities detracted from relative performance as high quality interest rate-sensitive fixed income outperformed lower rated bonds.

Within the equity portion of the portfolio, the Fund’s underweight position

1  The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

2  The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The MSCI EAFE Index with Gross Dividends approximates the maximum possible dividend reinvestment. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits.

3  The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

4  The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

5  The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

in international equities contributed to relative performance as U.S. stocks outpaced international equities during the period. Additionally, the Fund’s overweight position in convertible securities contributed to performance as these equity-sensitive instruments outperformed the benchmark during the period.

Each Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change.

6  The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000(r) Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

7  The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

8  The Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Total return comprises price appreciation/ depreciation and income as a percentage of the original investment.

9  The BofA Merrill Lynch U.S. High Yield Constrained Index is a capitalization-weighted index of all US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million. The index caps individual issuer at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. The face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such waivers and expense reimbursements, the Funds’ returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of November 30, 2014. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolios are actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Diversified Equity Strategy Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the 85% Russell 3000® Index/15% MSCI EAFE® Index with Gross Dividends and the Lipper Multi-Cap Core Category Average, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During certain periods, expenses of the Fund have been waived by Lord Abbett and reimbursed by the Underlying Funds; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended November 30, 2014

	1 Year	5 Years	Life of Class
Class A4	2.68%	11.35%	6.70%
Class B5	3.21%	11.60%	6.77%
Class C6	7.16%	11.89%	6.74%
Class F7	9.11%	12.87%	5.60%
Class I8	9.20%	12.99%	7.79%
Class R2[7]	8.56%	12.36%	5.30%
Class R3[7]	8.65%	12.43%	5.20%

1  Reflects the deduction of the maximum initial sales charge of 5.75%.

2  Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3  Source: Lipper Inc. The performance of the average is not necessarily representative of the Fund’s performance.

4  Class A shares commenced operations on June 29, 2006 and performance for the Class began June 30, 2006. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2014, is calculated using the SEC-required uniform method to compute such return.

5  Class B shares commenced operations on June 29, 2006 and performance for the Class began June 30, 2006.

Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for the Life of Class. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.)

6  Class C shares commenced operations on June 29, 2006 and performance for the Class began June 30, 2006. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

7  Commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

8  Class I shares commenced operations on June 29, 2006 and performance for the Class began on June 30, 2006. Performance is at net asset value.

Multi-Asset Balanced Opportunity Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the 40% Russell 1000® Index/35% Barclays U.S. Aggregate Bond Index/15% BofA Merrill Lynch U.S. High Yield Constrained Index/10% MSCI EAFE Index with Gross Dividends, and the Lipper Mixed-Asset Target Allocation Moderate Average, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett and reimbursed by the Underlying Funds; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended November 30, 2014

	1 Year	5 Years	10 Years	Life of Class
Class A4	5.95%	9.31%	6.07%	–
Class B5	2.53%	8.73%	5.75%	–
Class C6	6.61%	9.02%	5.60%	–
Class F7	8.59%	10.00%	–	5.54%
Class I8	8.61%	10.08%	6.64%	–
Class P8	8.15%	9.60%	6.17%	–
Class R2[7]	7.99%	9.49%	–	5.21%
Class R3[7]	8.09%	9.56%	–	5.12%

1  Reflects the deduction of the maximum initial sales charge of 2.25%.

2  Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3  Source: Lipper Inc. The performance of the average is not necessarily representative of the Fund’s performance.

4  Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2014, is calculated using the SEC-required uniform method to compute such return.

5  Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

6  The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

7  Commenced operations on September 7, 2007 and performance for the Class began on September 28, 2007.

8  Performance is at net asset value.

Multi-Asset Growth Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the 55% Russell 1000® Index/20% Barclays U.S. Aggregate Bond Index/15% MSCI EAFE Index with Gross Dividends/10% BofA Merrill Lynch U.S. High Yield Constrained Index and the Lipper Mixed-Asset Target Allocation Growth Average, assuming reinvestment of all dividends and distributions. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During certain periods, expenses of the Fund have been waived by Lord Abbett and reimbursed by the Underlying Funds; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended November 30, 2014

	1 Year	5 Years	Life of Class
Class A4	7.49%	10.41%	6.93%
Class B5	4.13%	9.85%	6.57%
Class C6	8.11%	10.13%	6.46%
Class F7	10.11%	11.12%	5.53%
Class I8	10.21%	11.22%	7.51%
Class P8	9.84%	10.79%	7.09%
Class R2[7]	9.63%	10.58%	5.19%
Class R3[7]	9.70%	10.69%	5.13%

1  Reflects the deduction of the maximum initial sales charge of 2.25%.

2  Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3  Source: Lipper Inc. The performance of the average is not necessarily representative of the Fund’s performance.

4  Class A shares commenced operations on June 29, 2005 and performance for the Class began June 30, 2005. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2014, is calculated using the SEC-required uniform method to compute such return.

5  Class B shares commenced operations on June 29, 2005 and performance for the Class began June 30, 2005.

Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for the Life of Class. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.)

6  Class C shares commenced operations on June 29, 2005 and performance for the Class began June 30, 2005. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

7  Commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

8  Commenced operations on June 29, 2005 and performance for the Class began on June 30, 2005. Performance is at net asset value.

Multi-Asset Income Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the 50% Barclays U.S. Aggregate Bond Index/25% BofA Merrill Lynch U.S. High Yield Constrained Index/15% Russell 1000® Index/10% MSCI EAFE Index with Gross Dividends and the Lipper Mixed-Asset Target Allocation Conservative Average, assuming reinvestment of all dividends and distributions. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett and reimbursed by the Underlying Funds; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended November 30, 2014

	1 Year	5 Years	Life of Class
Class A4	3.23%	8.31%	6.07%
Class B5	-0.06%	7.73%	5.72%
Class C6	3.87%	8.03%	5.60%
Class F7	5.83%	9.00%	6.31%
Class I8	5.90%	9.10%	6.65%
Class R2[7]	5.26%	8.55%	6.02%
Class R3[7]	5.43%	8.58%	5.89%

1  Reflects the deduction of the maximum initial sales charge of 2.25%.

2  Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3  Source: Lipper Inc. The performance of the average is not necessarily representative of the Fund’s performance.

4  Class A shares commenced operations on June 29, 2005 and performance for the Class began June 30, 2005. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2014, is calculated using the SEC-required uniform method to compute such return.

5  Class B shares commenced operations on June 29, 2005 and performance for the Class began June 30, 2005.

Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for the Life of Class. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.)

6  Class C shares commenced operations on June 29, 2005 and performance for the Class began June 30, 2005. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

7  Commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

8  Class I shares commenced operations on June 29, 2005 and performance for the Class began on June 30, 2005. Performance is at net asset value.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2014 through November 30, 2014).

Actual Expenses

For each class of each Fund, the first line of the applicable table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period 6/1/14 – 11/30/14” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the applicable table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Diversified Equity Strategy Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†#
			6/1/14 –
	6/1/14	11/30/14	11/30/14
Class A
Actual	$1,000.00	$1,040.90	$1.28
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.82	$1.27
Class B
Actual	$1,000.00	$1,037.00	$5.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.05	$5.06
Class C
Actual	$1,000.00	$1,037.10	$4.95
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.21	$4.91
Class F
Actual	$1,000.00	$1,041.40	$0.51
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.57	$0.51
Class I
Actual	$1,000.00	$1,042.10	$0.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,025.07	$0.00
Class R2
Actual	$1,000.00	$1,039.10	$3.07
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.06	$3.04
Class R3
Actual	$1,000.00	$1,039.40	$2.56
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.56	$2.54

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.25% for Class A, 1.00% for Class B, 0.97% for Class C, 0.10% for Class F, 0.00% for Class I, 0.60% for Class R2 and 0.50% for Class R3) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).
#	Does not include expenses of the Underlying Funds in which Diversified Equity Strategy Fund invests.

Portfolio Holdings Presented by Portfolio Allocation

November 30, 2014

Underlying Fund Name	%*
Lord Abbett Affiliated Fund, Inc.-Class I	20.00%
Lord Abbett Developing Growth Fund, Inc.-Class I	5.11%
Lord Abbett Securities Trust-Fundamental Equity Fund-Class I	15.05%
Lord Abbett Securities Trust-Growth Leaders Fund-Class I	15.24%
Lord Abbett Research Fund, Inc.-Growth Opportunities Fund-Class I	15.11%
Lord Abbett Securities Trust-International Core Equity Fund-Class I	11.79%
Lord Abbett Securities Trust-International Opportunities Fund-Class I	7.67%
Lord Abbett Securities Trust-Value Opportunities Fund-Class I	9.97%
Repurchase Agreement	0.06%
Total	100.00%

*	Represents percent of total investments.

Multi-Asset Balanced Opportunity Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†#
	6/1/14	11/30/14	6/1/14 – 11/30/14
Class A
Actual	$1,000.00	$1,019.30	$1.77
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.31	$1.78
Class B
Actual	$1,000.00	$1,014.60	$5.56
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.55	$5.57
Class C
Actual	$1,000.00	$1,014.90	$5.51
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.60	$5.52
Class F
Actual	$1,000.00	$1,020.00	$1.01
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.07	$1.01
Class I
Actual	$1,000.00	$1,019.70	$0.51
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.57	$0.51
Class P
Actual	$1,000.00	$1,017.50	$2.78
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.31	$2.79
Class R2
Actual	$1,000.00	$1,017.10	$3.54
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.56	$3.55
Class R3
Actual	$1,000.00	$1,017.30	$3.03
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.06	$3.04

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.35% for Class A, 1.10% for Class B, 1.09% for Class C, 0.20% for Class F, 0.10% for Class I, 0.55% for Class P, 0.70% for Class R2 and 0.60% for Class R3) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).
#	Does not include expenses of the Underlying Funds in which Multi-Asset Balanced Opportunity Fund invests.

Portfolio Holdings Presented by Portfolio Allocation

November 30, 2014

Underlying Fund Name	%*
Lord Abbett Affiliated Fund, Inc.-Class I	0.86%
Lord Abbett Equity Trust-Calibrated Large Cap Value Fund-Class I	9.54%
Lord Abbett Equity Trust-Calibrated Mid Cap Value Fund-Class I	12.76%
Lord Abbett Investment Trust-Convertible Fund-Class I	9.99%
Lord Abbett Investment Trust-Core Fixed Income Fund-Class I	3.00%
Lord Abbett Global Fund, Inc.-Emerging Markets Currency Fund-Class I	5.70%
Lord Abbett Research Fund, Inc.-Growth Opportunities Fund-Class I	1.59%
Lord Abbett Investment Trust-High Yield Fund-Class I	25.26%
Lord Abbett Securities Trust-International Dividend Income Fund-Class I	13.13%
Lord Abbett Mid Cap Stock Fund, Inc.-Class I	12.66%
Lord Abbett Investment Trust-Short Duration Income Fund-Class I	5.51%
Total	100.00%

*	Represents percent of total investments.

Multi-Asset Growth Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†#
	6/1/14	11/30/14	6/1/14 – 11/30/14
Class A
Actual	$1,000.00	$1,029.00	$1.78
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.31	$1.78
Class B
Actual	$1,000.00	$1,025.00	$5.58
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.55	$5.57
Class C
Actual	$1,000.00	$1,025.00	$5.53
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.60	$5.52
Class F
Actual	$1,000.00	$1,029.30	$1.02
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.07	$1.01
Class I
Actual	$1,000.00	$1,030.20	$0.51
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.57	$0.51
Class P
Actual	$1,000.00	$1,028.00	$2.59
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.51	$2.59
Class R2
Actual	$1,000.00	$1,027.30	$3.56
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.56	$3.55
Class R3
Actual	$1,000.00	$1,027.90	$3.05
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.11	$3.04

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.35% for Class A, 1.10% for Class B, 1.09% for Class C, 0.20% for Class F, 0.10% for Class I, 0.51% for Class P, 0.70% for Class R2 and 0.60% for Class R3) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).
#	Does not include expenses of the Underlying Funds in which Multi-Asset Growth Fund invests.

Portfolio Holdings Presented by Portfolio Allocation

November 30, 2014

Underlying Fund Name	%*
Lord Abbett Affiliated Fund, Inc.-Class I	7.97%
Lord Abbett Equity Trust-Calibrated Large Cap Value Fund-Class I	11.91%
Lord Abbett Equity Trust-Calibrated Mid Cap Value Fund-Class I	16.56%
Lord Abbett Investment Trust-Core Fixed Income Fund-Class I	2.27%
Lord Abbett Research Fund, Inc.-Growth Opportunities Fund-Class I	1.69%
Lord Abbett Investment Trust-High Yield Fund-Class I	25.14%
Lord Abbett Securities Trust-International Dividend Income Fund-Class I	15.51%
Lord Abbett Mid Cap Stock Fund, Inc.-Class I	16.50%
Lord Abbett Investment Trust-Short Duration Income Fund-Class I	2.42%
Repurchase Agreement	0.03%
Total	100.00%

*	Represents percent of total investments.

Multi-Asset Income Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†#
	6/1/14	11/30/14	6/1/14 – 11/30/14
Class A
Actual	$1,000.00	$1,006.20	$1.76
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.31	$1.78
Class B
Actual	$1,000.00	$1,002.90	$5.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.55	$5.57
Class C
Actual	$1,000.00	$1,002.50	$5.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.55	$5.57
Class F
Actual	$1,000.00	$1,006.90	$1.01
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.07	$1.01
Class I
Actual	$1,000.00	$1,007.40	$0.50
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.57	$0.51
Class R2
Actual	$1,000.00	$1,004.20	$3.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.56	$3.55
Class R3
Actual	$1,000.00	$1,005.00	$3.02
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.06	$3.04

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.35% for Class A, 1.10% for Class B and C, 0.20% for Class F, 0.10% for Class I, 0.70% for Class R2 and 0.60% for Class R3) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).
#	Does not include expenses of the Underlying Funds in which Multi-Asset Income Fund invests.

Portfolio Holdings Presented by Portfolio Allocation

November 30, 2014

Underlying Fund Name	%*
Lord Abbett Affiliated Fund, Inc.-Class I	0.58%
Lord Abbett Equity Trust-Calibrated Mid Cap Value Fund-Class I	4.91%
Lord Abbett Investment Trust-Convertible Fund-Class I	9.96%
Lord Abbett Investment Trust-Core Fixed Income Fund-Class I	2.81%
Lord Abbett Global Fund, Inc.-Emerging Markets Currency Fund-Class I	5.84%
Lord Abbett Research Fund, Inc.-Growth Opportunities Fund-Class I	1.74%
Lord Abbett Investment Trust-High Yield Fund-Class I	35.45%
Lord Abbett Securities Trust-International Dividend Income Fund-Class I	8.47%
Lord Abbett Mid Cap Stock Fund, Inc.-Class I	4.86%
Lord Abbett Investment Trust-Short Duration Income Fund-Class I	25.38%
Total	100.00%

*	Represents percent of total investments.

Schedule of Investments

DIVERSIFIED EQUITY STRATEGY FUND November 30, 2014

Investments	Shares	Fair Value (000)
INVESTMENTS IN UNDERLYING FUNDS(a) 99.96%
Lord Abbett Affiliated Fund, Inc.-Class I(b)	3,350,823	$54,853
Lord Abbett Developing Growth Fund, Inc.-Class I*(c)	565,275	14,008
Lord Abbett Securities Trust-Fundamental Equity Fund-Class I(b)	3,065,556	41,262
Lord Abbett Securities Trust-Growth Leaders Fund-Class I*(d)	1,850,156	41,777
Lord Abbett Research Fund, Inc.-Growth Opportunities Fund-Class I*(e)	1,609,169	41,420
Lord Abbett Securities Trust-International Core Equity Fund-Class I(f)	2,392,171	32,318
Lord Abbett Securities Trust-International Opportunities Fund- Class I(g)	1,258,934	21,024
Lord Abbett Securities Trust-Value Opportunities Fund-Class I*(g)	1,372,877	27,348
Total Investments in Underlying Funds (cost $227,025,150)		274,010
Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 0.07%

Repurchase Agreement
Repurchase Agreement dated 11/28/2014, Zero Coupon due 12/1/2014 with State Street Bank and Trust Co. collateralized by $175,000 of U.S. Treasury Note at 2.125% due 1/31/2021; value: $179,357; proceeds: $173,379 (cost $173,379)	$173	$173
Total Investments in Securities 100.03% (cost $227,198,529)		274,183
Liabilities in Excess of Other Assets (0.03)%		(71)
Net Assets 100.00%		$274,112

*	Non-income producing security.
(a)	Affiliated issuers (See Note 10).
(b)	Fund investment objective is long-term growth of capital and income without excessive fluctuations in market value.
(c)	Fund investment objective is long-term growth of capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter.
(d)	Fund investment objective is to seek capital appreciation.
(e)	Fund investment objective is capital appreciation.
(f)	Fund investment objective is to seek long-term capital appreciation.
(g)	Fund investment objective is long-term capital appreciation.

The following is a summary of the inputs used as of November 30, 2014 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Investments in Underlying Funds	$274,010	$–	$–	$274,010
Repurchase Agreement	–	173	–	173
Total	$274,010	$173	$–	$274,183

(1)	Refer to note 2(j) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each investment strategy of underlying funds.
(3)	There were no level transfers during the fiscal year ended November 30, 2014.

See Notes to Financial Statements.	19

Schedule of Investments

MULTI-ASSET BALANCED OPPORTUNITY FUND November 30, 2014

Investments	Shares	Fair Value (000)
INVESTMENTS IN UNDERLYING FUNDS(a) 99.99%
Lord Abbett Affiliated Fund, Inc.-Class I(b)	1,094,993	$17,925
Lord Abbett Equity Trust-Calibrated Large Cap Value Fund-Class I(c)	9,555,754	198,855
Lord Abbett Equity Trust-Calibrated Mid Cap Value Fund-Class I(c)	12,570,009	265,981
Lord Abbett Investment Trust-Convertible Fund- Class I(d)	15,263,418	208,346
Lord Abbett Investment Trust-Core Fixed Income Fund-Class I(e)	5,621,994	62,460
Lord Abbett Global Fund, Inc.-Emerging Markets Currency Fund-Class I(f)	20,042,841	118,854
Lord Abbett Research Fund, Inc.-Growth Opportunities Fund-Class I*(g)	1,285,074	33,078
Lord Abbett Investment Trust-High Yield Fund-Class I(h)	67,338,873	526,590
Lord Abbett Securities Trust-International Dividend Income Fund-Class I(i)	30,860,292	273,731
Lord Abbett Mid Cap Stock Fund, Inc.-Class I(j)	10,235,158	263,862
Investments	Shares	Fair Value (000)
Lord Abbett Investment Trust-Short Duration Income Fund-Class I(k)	25,549,883	$114,975
Total Investments in Underlying Funds 99.99% (cost $1,918,983,821)		2,084,657
Other Assets in Excess of Liabilities(l) 0.01%		147
Net Assets 100.00%		$2,084,804

*	Non-income producing security.
(a)	Affiliated issuers (See Note 10).
(b)	Fund investment objective is long-term growth of capital and income without excessive fluctuations in market value.
(c)	Fund investment objective is total return.
(d)	Fund investment objective is to seek current income and the opportunity for capital appreciation to produce a high total return.
(e)	Fund investment objective is to seek income and capital appreciation to produce a high total return.
(f)	Fund investment objective is to seek high total return.
(g)	Fund investment objective is capital appreciation.
(h)	Fund investment objective is to seek a high current income and the opportunity for capital appreciation to produce a high total return.
(i)	Fund investment objective is to seek a high level of total return.
(j)	Fund investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.
(k)	Fund investment objective is to seek a high level of income consistent with preservation of capital.
(l)	Other Assets in Excess of Liabilities include net unrealized appreciation/depreciation on forward foreign currency exchange contracts and futures contracts as follows:

20	See Notes to Financial Statements.

Schedule of Investments (concluded)

MULTI-ASSET BALANCED OPPORTUNITY FUND November 30, 2014

Open Forward Foreign Currency Exchange Contracts at November 30, 2014:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Australian dollar	Sell	Bank of America	2/27/2015	5,795,000	$4,911,367	$4,900,224	$11,143
British pound	Sell	Morgan Stanley	2/27/2015	2,520,000	3,956,035	3,933,771	22,264
euro	Sell	Morgan Stanley	2/27/2015	4,820,000	6,017,730	5,997,232	20,498
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$53,905

Open Futures Contracts at November 30, 2014:

Type	Expiration	Contracts	Position	Fair Value	Unrealized Depreciation
E-Mini S&P 500 Index	December 2014	15	Short	$(1,549,725)	$ (70,724)
U.S. 10-Year Treasury Note	March 2015	28	Short	(3,557,313)	(33,517)
Totals				$(5,107,038)	$(104,241)

The following is a summary of the inputs used as of November 30, 2014 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Investments in Underlying Funds	$2,084,657	$–	$–	$2,084,657
Total	$2,084,657	$–	$–	$2,084,657

Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$54	$–	$54
Liabilities	–	–	–	–
Futures Contracts
Assets	–	–	–	–
Liabilities	(104)	–	–	(104)
Total	$(104)	$54	$–	$(50)

(1)	Refer to note 2(j) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each investment strategy of underlying funds.
(3)	There were no level transfers during the fiscal year ended November 30, 2014.

See Notes to Financial Statements.	21

Schedule of Investments

MULTI-ASSET GROWTH FUND November 30, 2014

Investments	Shares	Fair Value (000)
INVESTMENTS IN UNDERLYING FUNDS(a) 99.88%
Lord Abbett Affiliated Fund, Inc.-Class I(b)	5,643,275	$92,380
Lord Abbett Equity Trust-Calibrated Large Cap Value Fund-Class I(c)	6,631,984	138,012
Lord Abbett Equity Trust-Calibrated Mid Cap Value Fund-Class I(c)	9,070,300	191,928
Lord Abbett Investment Trust-Core Fixed Income Fund-Class I(d)	2,364,631	26,271
Lord Abbett Research Fund, Inc.-Growth Opportunities Fund-Class I*(e)	762,399	19,624
Lord Abbett Investment Trust-High Yield Fund-Class I(f)	37,266,384	291,423
Lord Abbett Securities Trust-International Dividend Income Fund-Class I(g)	20,261,813	179,722
Lord Abbett Mid Cap Stock Fund, Inc.-Class I(h)	7,418,853	191,258
Lord Abbett Investment Trust-Short Duration Income Fund-Class I(i)	6,224,959	28,012
Total Investments in Underlying Funds (cost $1,069,126,499)		1,158,630
Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 0.03%

Repurchase Agreement
Repurchase Agreement dated 11/28/2014, Zero Coupon due 12/1/2014 with Fixed Income Clearing Corp. collateralized by $345,000 of U.S. Treasury Bond at 9.875% due 11/15/2015; value: $378,206; proceeds: $365,800 (cost $365,800)	$366	$366
Total Investments in Securities 99.91% (cost $1,069,492,299)		1,158,996
Cash and Other Assets in Excess of Liabilities(j) 0.09%		1,100
Net Assets 100.00%		$1,160,096

*	Non-income producing security.
(a)	Affiliated issuers (See Note 10).
(b)	Fund investment objective is long-term growth of capital and income without excessive fluctuations in market value.
(c)	Fund investment objective is total return.
(d)	Fund investment objective is to seek income and capital appreciation to produce a high total return.
(e)	Fund investment objective is capital appreciation.
(f)	Fund investment objective is to seek a high current income and the opportunity for capital appreciation to produce a high total return.
(g)	Fund investment objective is to seek a high level of total return.
(h)	Fund investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.
(i)	Fund investment objective is to seek a high level of income consistent with preservation of capital.
(j)	Cash and Other Assets in Excess of Liabilities include net unrealized appreciation/depreciation on forward foreign currency exchange contracts and futures contracts as follows:

22	See Notes to Financial Statements.

Schedule of Investments (concluded)

MULTI-ASSET GROWTH FUND November 30, 2014

Open Forward Foreign Currency Exchange Contracts at November 30, 2014:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Australian dollar	Sell	Bank of America	2/27/2015	4,445,000	$3,767,218	$3,758,671	$ 8,547
British pound	Sell	Morgan Stanley	2/27/2015	1,935,000	3,037,670	3,020,574	17,096
euro	Sell	Morgan Stanley	2/27/2015	3,700,000	4,619,420	4,603,685	15,735
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$41,378

Open Futures Contracts at November 30, 2014:

Type	Expiration	Contracts	Position	Fair Value	Unrealized Appreciation
E-Mini S&P 500 Index	December 2014	20	Long	$2,066,300	$55,751

Type	Expiration	Contracts	Position	Fair Value	Unrealized Depreciation
U.S. 10-Year Treasury Note	March 2015	15	Short	$(1,905,703)	$(17,955)

The following is a summary of the inputs used as of November 30, 2014 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Investments in Underlying Funds	$1,158,630	$–	$–	$1,158,630
Repurchase Agreement	–	366	–	366
Total	$1,158,630	$366	$–	$1,158,996

Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$41	$–	$41
Liabilities	–	–	–	–
Futures Contracts
Assets	56	–	–	56
Liabilities	(18)	–	–	(18)
Total	$38	$41	$–	$79

(1)	Refer to note 2(j) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each investment strategy of underlying funds.
(3)	There were no level transfers during the fiscal year ended November 30, 2014.

See Notes to Financial Statements.	23

Schedule of Investments

MULTI-ASSET INCOME FUND November 30, 2014

Investments	Shares	Fair Value (000)
INVESTMENTS IN UNDERLYING FUNDS(a) 100.00%
Lord Abbett Affiliated Fund, Inc.-Class I(b)	898,552	$14,709
Lord Abbett Equity Trust-Calibrated Mid Cap Value Fund-Class I(c)	5,856,480	123,923
Lord Abbett Investment Trust-Convertible Fund-Class I(d)	18,437,082	251,666
Lord Abbett Investment Trust-Core Fixed Income Fund-Class I(e)	6,384,403	70,931
Lord Abbett Global Fund, Inc.-Emerging Markets Currency Fund-Class I(f)	24,869,213	147,475
Lord Abbett Research Fund, Inc.-Growth Opportunities Fund-Class I*(g)	1,704,870	43,883
Lord Abbett Investment Trust-High Yield Fund-Class I(h)	114,475,224	895,196
Lord Abbett Securities Trust-International Dividend Income Fund-Class I(i)	24,112,766	213,880
Lord Abbett Mid Cap Stock Fund, Inc.-Class I(j)	4,760,063	122,715
Investments	Shares	Fair Value (000)
Lord Abbett Investment Trust-Short Duration Income Fund-Class I(k)	142,470,675	$641,118
Total Investments in Underlying Funds 100.00% (cost $2,519,301,344)		2,525,496
Liabilities in Excess of Other Assets(l) 0.00%		(86)
Net Assets 100.00%		$2,525,410

*	Non-income producing security.
(a)	Affiliated issuers (See Note 10).
(b)	Fund investment objective is long-term growth of capital and income without excessive fluctuations in market value.
(c)	Fund investment objective is total return.
(d)	Fund investment objective is to seek current income and the opportunity for capital appreciation to produce a high total return.
(e)	Fund investment objective is to seek income and capital appreciation to produce a high total return.
(f)	Fund investment objective is to seek high total return.
(g)	Fund investment objective is capital appreciation.
(h)	Fund investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.
(i)	Fund investment objective is to seek a high level of total return.
(j)	Fund investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.
(k)	Fund investment objective is to seek a high level of income consistent with preservation of capital.
(l)	Liabilities in Excess of Other Assets include net unrealized appreciation (depreciation) on forward foreign currency exchange contracts and futures contracts as follows:

24	See Notes to Financial Statements.

Schedule of Investments (concluded)

MULTI-ASSET INCOME FUND November 30, 2014

Open Forward Foreign Currency Exchange Contracts at November 30, 2014:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Australian dollar	Sell	Bank of America	2/27/2015	6,425,000	$ 5,445,303	$5,432,949	$ 12,354
British pound	Sell	Morgan Stanley	2/27/2015	2,795,000	4,387,746	4,363,052	24,694
euro	Sell	Morgan Stanley	2/27/2015	5,345,000	6,673,189	6,650,458	22,731
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$ 59,779

Open Futures Contracts at November 30, 2014:

Type	Expiration	Contracts	Position	Fair Value	Unrealized Depreciation
E-Mini S&P 500 Index	December 2014	74	Short	$(7,645,310)	$ (348,906)
U.S. 10-Year Treasury Note	March 2015	25	Short	(3,176,172)	(29,925)
Totals				$(10,821,482)	$ (378,831)

The following is a summary of the inputs used as of November 30, 2014 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Investments in Underlying Funds	$2,525,496	$–	$–	$2,525,496
Total	$2,525,496	$–	$–	$2,525,496

Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$60	$–	$60
Liabilities	–	–	–	–
Futures Contracts
Assets	–	–	–	–
Liabilities	(379)	–	–	(379)
Total	$(379)	$60	$–	$(319)

(1)	Refer to note 2(j) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each investment strategy of underlying funds.
(3)	There were no level transfers during the fiscal year ended November 30, 2014.

See Notes to Financial Statements.	25

Statements of Assets and Liabilities

November 30, 2014

	Diversified Equity Strategy Fund	Multi-Asset Balanced Opportunity Fund
ASSETS:
Investments, at cost	$227,198,529	$1,918,983,821
Investments, at fair value	$274,182,938	$2,084,657,153
Deposits with brokers for futures collateral	–	102,600
Receivables:
Dividends	–	3,213,937
Investment in Underlying Funds sold	–	17,031,163
Capital shares sold	364,852	3,448,479
From affiliates (See Note 3)	31,379	169,578
Unrealized appreciation on forward foreign currency exchange contracts	–	53,905
Prepaid expenses and other assets	44,447	105,186
Total assets	274,623,616	2,108,782,001
LIABILITIES:
Payables:
To bank	–	694,278
Investment in Underlying Funds purchased	–	19,054,518
Capital shares reacquired	340,077	2,707,762
12b-1 distribution fees	47,300	651,005
Trustees’ fees	18,120	203,177
Management fee	–	169,876
Variation margin	–	4,249
Accrued expenses	106,605	492,771
Total liabilities	512,102	23,977,636
NET ASSETS	$274,111,514	$2,084,804,365
COMPOSITION OF NET ASSETS:
Paid-in capital	$197,646,034	$1,825,948,552
Undistributed net investment income	5,185,061	24,952,048
Accumulated net realized gain on investments, futures contracts and swaps	24,296,010	68,280,769
Net unrealized appreciation on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	46,984,409	165,622,996
Net Assets	$274,111,514	$2,084,804,365

26	See Notes to Financial Statements.

Statements of Assets and Liabilities (continued)

November 30, 2014

	Diversified Equity Strategy Fund	Multi-Asset Balanced Opportunity Fund

Net assets by class:
Class A Shares	$163,888,831	$1,526,896,824
Class B Shares	$6,761,683	$34,132,587
Class C Shares	$68,006,874	$375,528,044
Class F Shares	$4,559,946	$74,135,225
Class I Shares	$18,529,714	$35,247,184
Class P Shares	–	$1,286,476
Class R2 Shares	$249,911	$1,420,855
Class R3 Shares	$12,114,555	$36,157,170
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	7,409,986	118,681,617
Class B Shares	313,177	2,653,884
Class C Shares	3,159,711	29,322,614
Class F Shares	206,037	5,766,079
Class I Shares	831,232	2,740,645
Class P Shares	–	100,337
Class R2 Shares	11,187	108,718
Class R3 Shares	552,821	2,815,361
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$22.12	$12.87
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75% and 2.25%, respectively)	$23.47	$13.17
Class B Shares-Net asset value	$21.59	$12.86
Class C Shares-Net asset value	$21.52	$12.81
Class F Shares-Net asset value	$22.13	$12.86
Class I Shares-Net asset value	$22.29	$12.86
Class P Shares-Net asset value	–	$12.82
Class R2 Shares-Net asset value	$22.34	$13.07
Class R3 Shares-Net asset value	$21.91	$12.84

See Notes to Financial Statements.	27

Statements of Assets and Liabilities (continued)

November 30, 2014

	Multi-Asset Growth Fund	Multi-Asset Income Fund
ASSETS:
Investments, at cost	$1,069,492,299	$2,519,301,344
Investments, at fair value	$1,158,996,309	$2,525,496,053
Cash	1,463	–
Deposits with brokers for derivatives	110,000	370,400
Receivables:
Dividends	1,477,826	6,619,071
Investment in Underlying Funds sold	12,146,242	19,068,367
Capital shares sold	3,115,714	7,705,877
From affiliates (See Note 3)	108,709	288,538
Variation margin	–	14,388
Unrealized appreciation on forward foreign currency exchange contracts	41,378	59,779
Prepaid expenses and other assets	66,042	130,221
Total assets	1,176,063,683	2,559,752,694
LIABILITIES:
Payables:
To bank	–	819,466
Investment in Underlying Funds purchased	13,747,751	24,182,452
Capital shares reacquired	1,384,181	7,524,724
12b-1 distribution fees	349,115	935,943
Trustees’ fees	74,626	77,369
Management fee	94,324	205,091
Variation margin	10,800	–
Accrued expenses	306,624	597,162
Total liabilities	15,967,421	34,342,207
NET ASSETS	$1,160,096,262	$2,525,410,487
COMPOSITION OF NET ASSETS:
Paid-in capital	$976,541,361	$2,464,416,391
Undistributed net investment income	24,590,857	6,946,932
Accumulated net realized gain on investments, futures contracts and swaps	69,380,860	48,171,507
Net unrealized appreciation on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	89,583,184	5,875,657
Net Assets	$1,160,096,262	$2,525,410,487

28	See Notes to Financial Statements.

Statements of Assets and Liabilities (concluded)

November 30, 2014

	Multi-Asset Growth Fund	Multi-Asset Income Fund

Net assets by class:
Class A Shares	$834,089,993	$1,108,029,662
Class B Shares	$21,735,770	$6,934,405
Class C Shares	$211,946,616	$758,667,707
Class F Shares	$54,698,888	$616,790,642
Class I Shares	$13,991,238	$21,655,613
Class P Shares	$1,974	–
Class R2 Shares	$287,873	$754,803
Class R3 Shares	$23,343,910	$12,577,655
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	42,858,168	70,202,544
Class B Shares	1,124,433	434,067
Class C Shares	10,979,611	47,497,142
Class F Shares	2,811,641	39,085,894
Class I Shares	715,913	1,378,473
Class P Shares	100.47	–
Class R2 Shares	14,586.74	46,813
Class R3 Shares	1,202,623	796,704
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$19.46	$15.78
Class A Shares-Maximum offering price (Net asset value plus sales charge of 2.25%)	$19.91	$16.14
Class B Shares-Net asset value	$19.33	$15.98
Class C Shares-Net asset value	$19.30	$15.97
Class F Shares-Net asset value	$19.45	$15.78
Class I Shares-Net asset value	$19.54	$15.71
Class P Shares-Net asset value	$19.65	–
Class R2 Shares-Net asset value	$19.74	$16.12
Class R3 Shares-Net asset value	$19.41	$15.79

See Notes to Financial Statements.	29

Statements of Operations

For the Year Ended November 30, 2014

	Diversified Equity Strategy Fund	Multi-Asset Balanced Opportunity Fund
Investment income:
Dividends received from Underlying Funds	$2,831,688	$62,012,468
Interest and other	–	679
Total investment income	2,831,688	62,013,147
Expenses:
Management fee	270,680	1,940,979
12b-1 distribution plan-Class A	408,383	3,629,652
12b-1 distribution plan-Class B	75,849	391,353
12b-1 distribution plan-Class C	650,037	3,211,368
12b-1 distribution plan-Class F	4,162	50,888
12b-1 distribution plan-Class P	–	6,124
12b-1 distribution plan-Class R2	1,578	10,990
12b-1 distribution plan-Class R3	52,208	174,131
Shareholder servicing	448,404	2,203,889
Registration	98,196	204,380
Reports to shareholders	22,885	139,204
Professional	33,712	37,853
Trustees’ fees	10,689	74,879
Custody	7,981	32,301
Other	18,728	91,064
Gross expenses	2,103,492	12,199,055
Expense reductions (See Note 9)	(173)	(1,511)
Expenses assumed by Underlying Funds (See Note 3)	(640,422)	(2,782,059)
Management fee waived (See Note 3)	(270,680)	(181,705)
Net expenses	1,192,217	9,233,780
Net investment income	1,639,471	52,779,367
Net realized and unrealized gain (loss):
Capital gain distributions received from Underlying Funds	23,443,030	71,979,509
Net realized gain on investments in Underlying Funds	12,883,249	72,005,131
Net realized loss on futures and swap contracts	–	(344,259)
Net change in unrealized appreciation/depreciation on investments in Underlying Funds	(15,547,531)	(44,406,465)
Net change in unrealized appreciation/depreciation on futures contracts and translation of assets and liabilities denominated in foreign currencies	–	(50,336)
Net realized and unrealized gain	20,778,748	99,183,580
Net Increase in Net Assets Resulting From Operations	$22,418,219	$151,962,947

30	See Notes to Financial Statements.

Statements of Operations (concluded)

For the Year Ended November 30, 2014

	Multi-Asset Growth Fund	Multi-Asset Income Fund
Investment income:
Dividends received from Underlying Funds	$33,283,750	$76,555,555
Interest and other	–	523
Total investment income	33,283,750	76,556,078
Expenses:
Management fee	1,060,462	1,963,704
12b-1 distribution plan-Class A	1,965,478	2,220,824
12b-1 distribution plan-Class B	242,734	75,756
12b-1 distribution plan-Class C	1,833,563	5,857,605
12b-1 distribution plan-Class F	30,047	455,364
12b-1 distribution plan-Class P	10	–
12b-1 distribution plan-Class R2	1,530	5,992
12b-1 distribution plan-Class R3	102,914	53,261
Shareholder servicing	1,368,928	1,682,925
Registration	154,155	366,105
Reports to shareholders	85,771	164,596
Professional	35,705	37,603
Trustees’ fees	40,919	67,510
Custody	20,188	34,328
Other	58,370	82,313
Gross expenses	7,000,774	13,067,886
Expense reductions (See Note 9)	(797)	(1,627)
Expenses assumed by Underlying Funds (See Note 3)	(1,763,239)	(2,433,752)
Management fee waived (See Note 3)	(99,612)	(149,218)
Net expenses	5,137,126	10,483,289
Net investment income	28,146,624	66,072,789
Net realized and unrealized gain (loss):
Capital gain distributions received from Underlying Funds	43,575,461	36,513,363
Net realized gain on investments in Underlying Funds	51,300,300	32,387,610
Net realized loss on futures and swap contracts	(120,025)	(95,134)
Net change in unrealized appreciation/depreciation on investments in Underlying Funds	(23,688,367)	(43,069,459)
Net change in unrealized appreciation/depreciation on futures contracts and translation of assets and liabilities denominated in foreign currencies	79,174	(319,052)
Net realized and unrealized gain	71,146,543	25,417,328
Net Increase in Net Assets Resulting From Operations	$99,293,167	$91,490,117

See Notes to Financial Statements.	31

Statements of Changes in Net Assets

	Diversified Equity Strategy Fund
INCREASE IN NET ASSETS	For the Year Ended November 30, 2014	For the Year Ended November 30, 2013
Operations:
Net investment income	$1,639,471	$1,470,817
Capital gain distributions received from Underlying Funds	23,443,030	12,517,018
Net realized gain on investments in Underlying Funds	12,883,249	14,458,595
Net change in unrealized appreciation/depreciation on investments in Underlying Funds	(15,547,531)	34,019,679
Net increase in net assets resulting from operations	22,418,219	62,466,109
Distributions to shareholders from:
Net investment income
Class A	(4,834,279)	(982,419)
Class B	(188,138)	(7,194)
Class C	(1,549,741)	(87,260)
Class F	(119,777)	(28,802)
Class I	(538,596)	(139,161)
Class P	–	(1,201)
Class R2	(3,083)	(4,237)
Class R3	(243,471)	(38,309)
Net realized gain
Class A	(10,436,987)	–
Class B	(531,462)	–
Class C	(4,178,978)	–
Class F	(248,191)	–
Class I	(1,085,198)	–
Class R2	(15,206)	–
Class R3	(566,404)	–
Total distributions to shareholders	(24,539,511)	(1,288,583)
Capital share transactions (Net of share conversions) (See Note 13):
Net proceeds from sales of shares	51,085,374	74,383,985
Reinvestment of distributions	23,256,098	1,124,794
Cost of shares reacquired	(61,450,782)	(53,185,244)
Net increase in net assets resulting from capital share transactions	12,890,690	22,323,535
Net increase in net assets	10,769,398	83,501,061
NET ASSETS:
Beginning of year	$263,342,116	$179,841,055
End of year	$274,111,514	$263,342,116
Undistributed net investment income	$5,185,061	$5,337,164

32	See Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

	Multi-Asset Balanced Opportunity Fund
INCREASE IN NET ASSETS	For the Year Ended November 30, 2014	For the Year Ended November 30, 2013
Operations:
Net investment income	$52,779,367	$44,811,643
Capital gain distributions received from Underlying Funds	71,979,509	32,112,737
Net realized gain on investments in Underlying Funds	72,005,131	57,430,004
Net realized loss on futures and swap contracts	(344,259)	(96,955)
Net change in unrealized appreciation/depreciation on investments in Underlying Funds	(44,406,465)	137,877,651
Net change in unrealized appreciation/depreciation on futures contracts and translation of assets and liabilities denominated in foreign currencies	(50,336)	–
Net increase in net assets resulting from operations	151,962,947	272,135,080
Distributions to shareholders from:
Net investment income
Class A	(65,427,809)	(41,365,040)
Class B	(1,563,898)	(1,220,698)
Class C	(11,818,075)	(5,849,604)
Class F	(2,020,375)	(525,736)
Class I	(1,739,132)	(1,244,925)
Class P	(63,621)	(44,994)
Class R2	(75,861)	(45,509)
Class R3	(1,506,901)	(914,660)
Total distributions to shareholders	(84,215,672)	(51,211,166)
Capital share transactions (Net of share conversions) (See Note 13):
Net proceeds from sales of shares	523,413,716	422,801,657
Reinvestment of distributions	81,119,827	49,546,253
Cost of shares reacquired	(365,594,068)	(332,422,345)
Net increase in net assets resulting from capital share transactions	238,939,475	139,925,565
Net increase in net assets	306,686,750	360,849,479
NET ASSETS:
Beginning of year	$1,778,117,615	$1,417,268,136
End of year	$2,084,804,365	$1,778,117,615
Undistributed net investment income	$24,952,048	$19,858,074

See Notes to Financial Statements.	33

Statements of Changes in Net Assets (continued)

	Multi-Asset Growth Fund
INCREASE IN NET ASSETS	For the Year Ended November 30, 2014	For the Year Ended November 30, 2013
Operations:
Net investment income	$28,146,624	$23,446,601
Capital gain distributions received from Underlying Funds	43,575,461	20,177,184
Net realized gain on investments in Underlying Funds	51,300,300	49,312,834
Net realized loss on futures and swap contracts	(120,025)	(53,554)
Net change in unrealized appreciation/depreciation on investments in Underlying Funds	(23,688,367)	73,190,170
Net change in unrealized appreciation/depreciation on futures contracts and translation of assets and liabilities denominated in foreign currencies	79,174	–
Net increase in net assets resulting from operations	99,293,167	166,073,235
Distributions to shareholders from:
Net investment income
Class A	(32,748,118)	(20,902,250)
Class B	(911,220)	(678,802)
Class C	(6,180,287)	(3,111,515)
Class F	(1,010,002)	(254,370)
Class I	(520,856)	(327,855)
Class P	(104)	(445)
Class R2	(8,404)	(6,802)
Class R3	(803,158)	(474,738)
Net realized gain
Class A	(21,431,659)	–
Class B	(780,229)	–
Class C	(4,733,646)	–
Class F	(504,521)	–
Class I	(314,020)	–
Class P	(101)	–
Class R2	(5,363)	–
Class R3	(541,369)	–
Total distributions to shareholders	(70,493,057)	(25,756,777)
Capital share transactions (Net of share conversions) (See Note 13):
Net proceeds from sales of shares	278,465,698	261,155,169
Reinvestment of distributions	68,245,088	25,035,200
Cost of shares reacquired	(199,393,028)	(195,267,781)
Net increase in net assets resulting from capital share transactions	147,317,758	90,922,588
Net increase in net assets	176,117,868	231,239,046
NET ASSETS:
Beginning of year	$983,978,394	$752,739,348
End of year	$1,160,096,262	$983,978,394
Undistributed net investment income	$24,590,857	$18,038,515

34	See Notes to Financial Statements.

Statements of Changes in Net Assets (concluded)

	Multi-Asset Income Fund
INCREASE IN NET ASSETS	For the Year Ended November 30, 2014	For the Year Ended November 30, 2013
Operations:
Net investment income	$66,072,789	$30,601,158
Capital gain distributions received from Underlying Funds	36,513,363	10,374,419
Net realized gain on investments in Underlying Funds	32,387,610	24,707,384
Net realized loss on futures and swap contracts	(95,134)	(117,149)
Net change in unrealized appreciation/depreciation on investments in Underlying Funds	(43,069,459)	26,977,816
Net change in unrealized appreciation/depreciation on futures contracts and translation of assets and liabilities denominated in foreign currencies	(319,052)	–
Net increase in net assets resulting from operations	91,490,117	92,543,628
Distributions to shareholders from:
Net investment income
Class A	(38,703,289)	(18,591,701)
Class B	(294,572)	(275,042)
Class C	(20,828,461)	(8,600,447)
Class F	(20,095,051)	(5,451,100)
Class I	(601,660)	(133,326)
Class R2	(41,954)	(32,039)
Class R3	(452,816)	(286,951)
Net realized gain
Class A	(13,377,613)	(1,131,053)
Class B	(168,449)	(25,988)
Class C	(8,571,212)	(589,446)
Class F	(6,066,650)	(232,962)
Class I	(98,853)	(5,352)
Class R2	(20,037)	(2,235)
Class R3	(187,530)	(19,558)
Total distributions to shareholders	(109,508,147)	(35,377,200)
Capital share transactions (Net of share conversions) (See Note 13):
Net proceeds from sales of shares	1,666,862,066	807,238,053
Reinvestment of distributions	94,776,385	31,447,389
Cost of shares reacquired	(516,663,438)	(235,662,877)
Net increase in net assets resulting from capital share transactions	1,244,975,013	603,022,565
Net increase in net assets	1,226,956,983	660,188,993
NET ASSETS:
Beginning of year	$1,298,453,504	$638,264,511
End of year	$2,525,410,487	$1,298,453,504
Undistributed net investment income	$6,946,932	$4,286,784

See Notes to Financial Statements.	35

Financial Highlights

DIVERSIFIED EQUITY STRATEGY FUND

	Class A Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$22.38	$16.90	$15.40	$15.43	$13.66
Investment operations:
Net investment income(a)	.17	.17	.11	.05	.02
Net realized and unrealized gain (loss)	1.68	5.46	1.48	(.06)	1.77
Total from investment operations	1.85	5.63	1.59	(.01)	1.79
Distributions to shareholders from:
Net investment income	(.67)	(.15)	(.09)	(.02)	(.02)
Net realized gain	(1.44)	–	–	–	–
Total distributions	(2.11)	(.15)	(.09)	(.02)	(.02)
Net asset value, end of year	$22.12	$22.38	$16.90	$15.40	$15.43
Total Return(b)	8.97%	33.60%	10.39%	(.06)%	13.08%
Ratios to Average Net Assets:*
Expenses, excluding expense reductions and including expenses assumed and management fee waived	.25%	.25%	.25%	.28%	.35%
Expenses, including expense reductions, expenses assumed and management fee waived	.25%	.25%	.25%	.28%	.35%
Expenses, excluding expense reductions, expenses assumed and management fee waived	.59%	.60%	.62%	.65%	.76%
Net investment income	.80%	.86%	.68%	.31%	.16%

Supplemental Data:
Net assets, end of year (000)	$163,889	$162,519	$109,293	$110,754	$100,469
Portfolio turnover rate	10.38%	27.24%	11.66%	12.93%	7.72%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

36	See Notes to Financial Statements.

Financial Highlights (continued)

DIVERSIFIED EQUITY STRATEGY FUND

	Class B Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$21.89	$16.53	$15.08	$15.20	$13.53
Investment operations:
Net investment income (loss)(a)	.01	.03	– (b)	(.06)	(.07)
Net realized and unrealized gain (loss)	1.64	5.35	1.45	(.06)	1.74
Total from investment operations	1.65	5.38	1.45	(.12)	1.67
Distributions to shareholders from:
Net investment income	(.51)	(.02)	–	–	–
Net realized gain	(1.44)	–	–	–	–
Total distributions	(1.95)	(.02)	–	–	–
Net asset value, end of year	$21.59	$21.89	$16.53	$15.08	$15.20
Total Return(c)	8.14%	32.56%	9.62%	(.79)%	12.34%
Ratios to Average Net Assets:*
Expenses, excluding expense reductions and including expenses assumed and management fee waived	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses, including expense reductions, expenses assumed and management fee waived	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses, excluding expense reductions, expenses assumed and management fee waived	1.34%	1.35%	1.37%	1.37%	1.41%
Net investment income (loss)	.07%	.17%	.00%	(.37)%	(.49)%

Supplemental Data:
Net assets, end of year (000)	$6,762	$7,940	$6,881	$8,126	$9,215
Portfolio turnover rate	10.38%	27.24%	11.66%	12.93%	7.72%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	37

Financial Highlights (continued)

DIVERSIFIED EQUITY STRATEGY FUND

	Class C Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$21.85	$16.51	$15.06	$15.18	$13.50
Investment operations:
Net investment income (loss)(a)	.01	.03	(.01)	(.06)	(.07)
Net realized and unrealized gain (loss)	1.63	5.34	1.46	(.06)	1.75
Total from investment operations	1.64	5.37	1.45	(.12)	1.68
Distributions to shareholders from:
Net investment income	(.53)	(.03)	–	–	–
Net realized gain	(1.44)	–	–	–	–
Total distributions	(1.97)	(.03)	–	–	–
Net asset value, end of year	$21.52	$21.85	$16.51	$15.06	$15.18
Total Return(b)	8.14%	32.61%	9.63%	(.79)%	12.44%
Ratios to Average Net Assets:*
Expenses, excluding expense reductions and including expenses assumed and management fee waived	.98%	.97%	.97%	.96%	1.00%
Expenses, including expense reductions, expenses assumed and management fee waived	.98%	.97%	.97%	.96%	1.00%
Expenses, excluding expense reductions, expenses assumed and management fee waived	1.31%	1.33%	1.34%	1.32%	1.41%
Net investment income (loss)	.07%	.14%	(.04)%	(.36)%	(.48)%

Supplemental Data:
Net assets, end of year (000)	$68,007	$63,087	$43,073	$40,198	$38,646
Portfolio turnover rate	10.38%	27.24%	11.66%	12.93%	7.72%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

38	See Notes to Financial Statements.

Financial Highlights (continued)

DIVERSIFIED EQUITY STRATEGY FUND

	Class F Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$22.39	$16.90	$15.41	$15.45	$13.67
Investment operations:
Net investment income(a)	.20	.20	.14	.05	.05
Net realized and unrealized gain (loss)	1.67	5.46	1.47	(.03)	1.77
Total from investment operations	1.87	5.66	1.61	.02	1.82
Distributions to shareholders from:
Net investment income	(.69)	(.17)	(.12)	(.06)	(.04)
Net realized gain	(1.44)	–	–	–	–
Total distributions	(2.13)	(.17)	(.12)	(.06)	(.04)
Net asset value, end of year	$22.13	$22.39	$16.90	$15.41	$15.45
Total Return(b)	9.11%	33.79%	10.54%	.11%	13.38%
Ratios to Average Net Assets:*
Expenses, excluding expense reductions and including expenses assumed and management fee waived	.10%	.10%	.10%	.10%	.10%
Expenses, including expense reductions, expenses assumed and management fee waived	.10%	.10%	.10%	.10%	.10%
Expenses, excluding expense reductions, expenses assumed and management fee waived	.44%	.46%	.47%	.47%	.51%
Net investment income	.93%	1.01%	.83%	.29%	.34%

Supplemental Data:
Net assets, end of year (000)	$4,560	$3,905	$2,821	$5,023	$1,214
Portfolio turnover rate	10.38%	27.24%	11.66%	12.93%	7.72%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	39

Financial Highlights (continued)

DIVERSIFIED EQUITY STRATEGY FUND

	Class I Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$22.54	$17.02	$15.52	$15.55	$13.75
Investment operations:
Net investment income(a)	.22	.22	.16	.09	.07
Net realized and unrealized gain (loss)	1.68	5.50	1.47	(.05)	1.78
Total from investment operations	1.90	5.72	1.63	.04	1.85
Distributions to shareholders from:
Net investment income	(.71)	(.20)	(.13)	(.07)	(.05)
Net realized gain	(1.44)	–	–	–	–
Total distributions	(2.15)	(.20)	(.13)	(.07)	(.05)
Net asset value, end of year	$22.29	$22.54	$17.02	$15.52	$15.55
Total Return(b)	9.20%	33.95%	10.64%	.24%	13.53%
Ratios to Average Net Assets:*
Expenses, excluding expense reductions and including expenses assumed and management fee waived	.00%	.00%	.00%	.00%	.00%
Expenses, including expense reductions, expenses assumed and management fee waived	.00%	.00%	.00%	.00%	.00%
Expenses, excluding expense reductions, expenses assumed and management fee waived	.34%	.36%	.37%	.37%	.41%
Net investment income	1.02%	1.10%	.97%	.56%	.51%

Supplemental Data:
Net assets, end of year (000)	$18,530	$16,586	$11,877	$2,202	$1,300
Portfolio turnover rate	10.38%	27.24%	11.66%	12.93%	7.72%
*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

40	See Notes to Financial Statements.

Financial Highlights (continued)

DIVERSIFIED EQUITY STRATEGY FUND

	Class R2 Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$22.29	$16.85	$15.37	$15.46	$13.72
Investment operations:
Net investment income (loss)(a)	.08	.10	.05	(.02)	(.03)
Net realized and unrealized gain (loss)	1.70	5.45	1.48	(.04)	1.82
Total from investment operations	1.78	5.55	1.53	(.06)	1.79
Distributions to shareholders from:
Net investment income	(.29)	(.11)	(.05)	(.03)	(.05)
Net realized gain	(1.44)	–	–	–	–
Total distributions	(1.73)	(.11)	(.05)	(.03)	(.05)
Net asset value, end of year	$22.34	$22.29	$16.85	$15.37	$15.46
Total Return(b)	8.56%	33.14%	9.99%	(.39)%	13.10%
Ratios to Average Net Assets:*
Expenses, excluding expense reductions and including expenses assumed and management fee waived	.60%	.60%	.60%	.60%	.55%
Expenses, including expense reductions, expenses assumed and management fee waived	.60%	.60%	.60%	.60%	.55%
Expenses, excluding expense reductions, expenses assumed and management fee waived	.94%	.95%	.97%	.97%	.94%
Net investment income (loss)	.38%	.50%	.29%	(.09)%	(.23)%

Supplemental Data:
Net assets, end of year (000)	$250	$659	$617	$440	$243
Portfolio turnover rate	10.38%	27.24%	11.66%	12.93%	7.72%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	41

Financial Highlights (concluded)

DIVERSIFIED EQUITY STRATEGY FUND

	Class R3 Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$22.20	$16.78	$15.30	$15.37	$13.62
Investment operations:
Net investment income (loss)(a)	.11	.10	.06	– (b)	(.02)
Net realized and unrealized gain (loss)	1.66	5.45	1.48	(.05)	1.79
Total from investment operations	1.77	5.55	1.54	(.05)	1.77
Distributions to shareholders from:
Net investment income	(.62)	(.13)	(.06)	(.02)	(.02)
Net realized gain	(1.44)	–	–	–	–
Total distributions	(2.06)	(.13)	(.06)	(.02)	(.02)
Net asset value, end of year	$21.91	$22.20	$16.78	$15.30	$15.37
Total Return(c)	8.65%	33.27%	10.15%	(.31)%	13.00%
Ratios to Average Net Assets:*
Expenses, excluding expense reductions and including expenses assumed and management fee waived	.50%	.50%	.50%	.50%	.50%
Expenses, including expense reductions, expenses assumed and management fee waived	.50%	.50%	.50%	.50%	.50%
Expenses, excluding expense reductions, expenses assumed and management fee waived	.84%	.85%	.87%	.87%	.90%
Net investment income (loss)	.51%	.52%	.40%	(.01)%	(.17)%

Supplemental Data:
Net assets, end of year (000)	$12,115	$8,646	$5,118	$3,604	$1,775
Portfolio turnover rate	10.38%	27.24%	11.66%	12.93%	7.72%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return assumes the reinvestment of all distributions.

42	See Notes to Financial Statements.

Financial Highlights

MULTI-ASSET BALANCED OPPORTUNITY FUND

	Class A Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$12.43	$10.81	$ 9.93	$10.18	$ 9.73
Investment operations:
Net investment income(a)	.36	.34	.36	.37	.36
Net realized and unrealized gain (loss)	.66	1.67	.89	(.23)	.45
Total from investment operations	1.02	2.01	1.25	.14	.81
Distributions to shareholders from:
Net investment income	(.58)	(.39)	(.37)	(.39)	(.36)
Net asset value, end of year	$12.87	$12.43	$10.81	$9.93	$10.18
Total Return(b)	8.43%	18.93%	12.75%	1.21%	8.48%
Ratios to Average Net Assets:*
Expenses, excluding expense reductions and including expenses assumed, management fee waived and expenses reimbursed	.34%	.31%	.30%	.28%	.35%
Expenses, including expense reductions, expenses assumed, management fee waived and expenses reimbursed	.34%	.31%	.30%	.28%	.35%
Expenses, excluding expense reductions, expenses assumed, management fee waived and expenses reimbursed	.49%	.50%	.51%	.54%	.61%
Net investment income	2.85%	2.91%	3.44%	3.56%	3.64%

Supplemental Data:
Net assets, end of year (000)	$1,526,897	$1,366,009	$1,106,329	$997,494	$1,022,992
Portfolio turnover rate	44.87%	29.96%	55.52%	27.86%	11.29%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	43

Financial Highlights (continued)

MULTI-ASSET BALANCED OPPORTUNITY FUND

	Class B Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$12.43	$10.80	$ 9.93	$10.18	$ 9.72
Investment operations:
Net investment income(a)	.26	.25	.29	.30	.30
Net realized and unrealized gain (loss)	.65	1.68	.86	(.24)	.45
Total from investment operations	.91	1.93	1.15	.06	.75
Distributions to shareholders from:
Net investment income	(.48)	(.30)	(.28)	(.31)	(.29)
Net asset value, end of year	$12.86	$12.43	$10.80	$9.93	$10.18
Total Return(b)	7.53%	18.14%	11.79%	.49%	7.88%
Ratios to Average Net Assets:*
Expenses, excluding expense reductions and including expenses assumed, management fee waived and expenses reimbursed	1.09%	1.06%	1.04%	1.00%	1.00%
Expenses, including expense reductions, expenses assumed, management fee waived and expenses reimbursed	1.09%	1.06%	1.04%	1.00%	1.00%
Expenses, excluding expense reductions, expenses assumed, management fee waived and expenses reimbursed	1.24%	1.25%	1.26%	1.25%	1.27%
Net investment income	2.09%	2.16%	2.74%	2.87%	3.00%

Supplemental Data:
Net assets, end of year (000)	$34,133	$43,224	$49,844	$60,612	$79,950
Portfolio turnover rate	44.87%	29.96%	55.52%	27.86%	11.29%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

44	See Notes to Financial Statements.

Financial Highlights (continued)

MULTI-ASSET BALANCED OPPORTUNITY FUND

	Class C Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$12.38	$10.77	$ 9.89	$10.15	$ 9.70
Investment operations:
Net investment income(a)	.27	.25	.28	.30	.30
Net realized and unrealized gain (loss)	.65	1.67	.89	(.24)	.44
Total from investment operations	.92	1.92	1.17	.06	.74
Distributions to shareholders from:
Net investment income	(.49)	(.31)	(.29)	(.32)	(.29)
Net asset value, end of year	$12.81	$12.38	$10.77	$9.89	$10.15
Total Return(b)	7.61%	18.05%	11.86%	.53%	7.81%
Ratios to Average Net Assets:*
Expenses, excluding expense reductions and including expenses assumed, management fee waived and expenses reimbursed	1.08%	1.05%	1.03%	.97%	1.00%
Expenses, including expense reductions, expenses assumed, management fee waived and expenses reimbursed	1.08%	1.05%	1.03%	.97%	1.00%
Expenses, excluding expense reductions, expenses assumed, management fee waived and expenses reimbursed	1.23%	1.24%	1.24%	1.23%	1.26%
Net investment income	2.12%	2.18%	2.72%	2.87%	2.99%

Supplemental Data:
Net assets, end of year (000)	$375,528	$270,358	$191,363	$179,605	$182,662
Portfolio turnover rate	44.87%	29.96%	55.52%	27.86%	11.29%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	45

Financial Highlights (continued)

MULTI-ASSET BALANCED OPPORTUNITY FUND

	Class F Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$12.42	$10.80	$ 9.93	$10.17	$ 9.72
Investment operations:
Net investment income(a)	.38	.37	.38	.39	.38
Net realized and unrealized gain (loss)	.66	1.66	.87	(.22)	.45
Total from investment operations	1.04	2.03	1.25	.17	.83
Distributions to shareholders from:
Net investment income	(.60)	(.41)	(.38)	(.41)	(.38)
Net asset value, end of year	$12.86	$12.42	$10.80	$ 9.93	$10.17
Total Return(b)	8.59%	19.12%	12.80%	1.49%	8.76%
Ratios to Average Net Assets:*
Expenses, excluding expense reductions and including expenses assumed, management fee waived and expenses reimbursed	.19%	.17%	.15%	.10%	.10%
Expenses, including expense reductions, expenses assumed, management fee waived and expenses reimbursed	.19%	.17%	.15%	.10%	.10%
Expenses, excluding expense reductions, expenses assumed, management fee waived and expenses reimbursed	.34%	.36%	.36%	.36%	.36%
Net investment income	3.00%	3.13%	3.60%	3.74%	3.80%

Supplemental Data:
Net assets, end of year (000)	$74,135	$25,465	$9,731	$8,634	$8,039
Portfolio turnover rate	44.87%	29.96%	55.52%	27.86%	11.29%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

46	See Notes to Financial Statements.

Financial Highlights (continued)

MULTI-ASSET BALANCED OPPORTUNITY FUND

	Class I Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$12.43	$10.80	$ 9.93	$10.18	$ 9.73
Investment operations:
Net investment income(a)	.39	.37	.39	.41	.39
Net realized and unrealized gain (loss)	.65	1.68	.87	(.24)	.45
Total from investment operations	1.04	2.05	1.26	.17	.84
Distributions to shareholders from:
Net investment income	(.61)	(.42)	(.39)	(.42)	(.39)
Net asset value, end of year	$12.86	$12.43	$10.80	$ 9.93	$10.18
Total Return(b)	8.61%	19.33%	12.92%	1.49%	8.86%
Ratios to Average Net Assets:*
Expenses, excluding expense reductions and including expenses assumed, management fee waived and expenses reimbursed	.09%	.06%	.05%	.00%	.00%
Expenses, including expense reductions, expenses assumed, management fee waived and expenses reimbursed	.09%	.06%	.05%	.00%	.00%
Expenses, excluding expense reductions, expenses assumed, management fee waived and expenses reimbursed	.24%	.25%	.26%	.26%	.26%
Net investment income	3.10%	3.16%	3.70%	3.86%	3.96%

Supplemental Data:
Net assets, end of year (000)	$35,247	$35,744	$32,563	$28,708	$3,731
Portfolio turnover rate	44.87%	29.96%	55.52%	27.86%	11.29%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	47

Financial Highlights (continued)

MULTI-ASSET BALANCED OPPORTUNITY FUND

	Class P Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$12.39	$10.77	$ 9.90	$10.15	$ 9.70
Investment operations:
Net investment income(a)	.33	.32	.35	.37	.35
Net realized and unrealized gain (loss)	.65	1.67	.86	(.25)	.45
Total from investment operations	.98	1.99	1.21	.12	.80
Distributions to shareholders from:
Net investment income	(.55)	(.37)	(.34)	(.37)	(.35)
Net asset value, end of year	$12.82	$12.39	$10.77	$ 9.90	$10.15
Total Return(b)	8.15%	18.76%	12.44%	1.04%	8.39%
Ratios to Average Net Assets:*
Expenses, excluding expense reductions and including expenses assumed, management fee waived and expenses reimbursed	.54%	.51%	.49%	.45%	.45%
Expenses, including expense reductions, expenses assumed, management fee waived and expenses reimbursed	.54%	.51%	.49%	.45%	.45%
Expenses, excluding expense reductions, expenses assumed, management fee waived and expenses reimbursed	.69%	.70%	.71%	.70%	.71%
Net investment income	2.66%	2.72%	3.44%	3.45%	3.55%

Supplemental Data:
Net assets, end of year (000)	$1,286	$1,538	$1,312	$2,435	$5,503
Portfolio turnover rate	44.87%	29.96%	55.52%	27.86%	11.29%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

48	See Notes to Financial Statements.

Financial Highlights (continued)

MULTI-ASSET BALANCED OPPORTUNITY FUND

	Class R2 Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$12.62	$10.97	$10.07	$10.33	$ 9.84
Investment operations:
Net investment income(a)	.31	.30	.32	.35	.32
Net realized and unrealized gain (loss)	.67	1.70	.91	(.25)	.50
Total from investment operations	.98	2.00	1.23	.10	.82
Distributions to shareholders from:
Net investment income	(.53)	(.35)	(.33)	(.36)	(.33)
Net asset value, end of year	$13.07	$12.62	$10.97	$10.07	$10.33
Total Return(b)	7.99%	18.52%	12.37%	.81%	8.55%
Ratios to Average Net Assets:*
Expenses, excluding expense reductions and including expenses assumed, management fee waived and expenses reimbursed	.69%	.66%	.65%	.60%	.56%
Expenses, including expense reductions, expenses assumed, management fee waived and expenses reimbursed	.69%	.66%	.65%	.60%	.56%
Expenses, excluding expense reductions, expenses assumed, management fee waived and expenses reimbursed	.84%	.85%	.86%	.86%	.81%
Net investment income	2.44%	2.54%	3.03%	3.33%	3.15%

Supplemental Data:
Net assets, end of year (000)	$1,421	$1,862	$1,185	$1,148	$338
Portfolio turnover rate	44.87%	29.96%	55.52%	27.86%	11.29%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	49

Financial Highlights (concluded)

MULTI-ASSET BALANCED OPPORTUNITY FUND

	Class R3 Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$12.41	$10.79	$ 9.92	$10.17	$ 9.71
Investment operations:
Net investment income(a)	.33	.31	.33	.35	.32
Net realized and unrealized gain (loss)	.65	1.67	.88	(.23)	.48
Total from investment operations	.98	1.98	1.21	.12	.80
Distributions to shareholders from:
Net investment income	(.55)	(.36)	(.34)	(.37)	(.34)
Net asset value, end of year	$12.84	$12.41	$10.79	$ 9.92	$10.17
Total Return(b)	8.09%	18.68%	12.39%	1.01%	8.39%
Ratios to Average Net Assets:*
Expenses, excluding expense reductions and including expenses assumed, management fee waived and expenses reimbursed	.59%	.56%	.54%	.49%	.50%
Expenses, including expense reductions, expenses assumed, management fee waived and expenses reimbursed	.59%	.56%	.54%	.49%	.50%
Expenses, excluding expense reductions, expenses assumed, management fee waived and expenses reimbursed	.74%	.75%	.75%	.75%	.76%
Net investment income	2.60%	2.67%	3.18%	3.32%	3.27%

Supplemental Data:
Net assets, end of year (000)	$36,157	$33,919	$24,940	$19,595	$14,172
Portfolio turnover rate	44.87%	29.96%	55.52%	27.86%	11.29%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

50	See Notes to Financial Statements.

Financial Highlights

MULTI-ASSET GROWTH FUND

	Class A Shares
		Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$19.02	$16.18	$14.80	$15.00	$13.87
Investment operations:
Net investment income(a)	.53	.50	.48	.35	.34
Net realized and unrealized gain (loss)	1.27	2.89	1.36	(.18)	1.08
Total from investment operations	1.80	3.39	1.84	.17	1.42
Distributions to shareholders from:
Net investment income	(.81)	(.55)	(.46)	(.37)	(.29)
Net realized gain	(.55)	–	–	–	–
Total distributions	(1.36)	(.55)	(.46)	(.37)	(.29)
Net asset value, end of year	$19.46	$19.02	$16.18	$14.80	$15.00
Total Return(b)	9.98%	21.42%	12.63%	1.07%	10.42%
Ratios to Average Net Assets:*
Expenses, excluding expense reductions and including expenses assumed and management fee waived	.34%	.31%	.30%	.28%	.35%
Expenses, including expense reductions, expenses assumed and management fee waived	.34%	.31%	.30%	.28%	.35%
Expenses, excluding expense reductions, expenses assumed and management fee waived	.52%	.53%	.54%	.58%	.66%
Net investment income	2.79%	2.80%	3.07%	2.28%	2.37%

Supplemental Data:
Net assets, end of year (000)	$834,090	$748,409	$586,960	$491,865	$423,573
Portfolio turnover rate	38.40%	36.72%	45.58%	25.26%	7.69%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	51

Financial Highlights (continued)

MULTI-ASSET GROWTH FUND

	Class B Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$18.90	$16.07	$14.70	$14.90	$13.78
Investment operations:
Net investment income(a)	.38	.36	.36	.25	.25
Net realized and unrealized gain (loss)	1.26	2.89	1.35	(.19)	1.08
Total from investment operations	1.64	3.25	1.71	.06	1.33
Distributions to shareholders from:
Net investment income	(.66)	(.42)	(.34)	(.26)	(.21)
Net realized gain	(.55)	–	–	–	–
Total distributions	(1.21)	(.42)	(.34)	(.26)	(.21)
Net asset value, end of year	$19.33	$18.90	$16.07	$14.70	$14.90
Total Return(b)	9.13%	20.57%	11.79%	.35%	9.73%
Ratios to Average Net Assets:*
Expenses, excluding expense reductions and including expenses assumed and management fee waived	1.09%	1.06%	1.04%	1.00%	1.00%
Expenses, including expense reductions, expenses assumed and management fee waived	1.09%	1.06%	1.04%	1.00%	1.00%
Expenses, excluding expense reductions, expenses assumed and management fee waived	1.27%	1.28%	1.29%	1.29%	1.31%
Net investment income	2.01%	2.05%	2.36%	1.59%	1.73%

Supplemental Data:
Net assets, end of year (000)	$21,736	$27,110	$27,278	$29,160	$33,841
Portfolio turnover rate	38.40%	36.72%	45.58%	25.26%	7.69%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

52	See Notes to Financial Statements.

Financial Highlights (continued)

MULTI-ASSET GROWTH FUND

	Class C Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$18.89	$16.06	$14.70	$14.90	$13.78
Investment operations:
Net investment income(a)	.39	.37	.36	.25	.25
Net realized and unrealized gain (loss)	1.24	2.89	1.35	(.18)	1.08
Total from investment operations	1.63	3.26	1.71	.07	1.33
Distributions to shareholders from:
Net investment income	(.67)	(.43)	(.35)	(.27)	(.21)
Net realized gain	(.55)	–	–	–	–
Total distributions	(1.22)	(.43)	(.35)	(.27)	(.21)
Net asset value, end of year	$19.30	$18.89	$16.06	$14.70	$14.90
Total Return(b)	9.11%	20.66%	11.77%	.41%	9.63%
Ratios to Average Net Assets:*
Expenses, excluding expense reductions and including expenses assumed and management fee waived	1.08%	1.05%	1.03%	.97%	1.00%
Expenses, including expense reductions, expenses assumed and management fee waived	1.08%	1.05%	1.03%	.97%	1.00%
Expenses, excluding expense reductions, expenses assumed and management fee waived	1.25%	1.26%	1.27%	1.26%	1.31%
Net investment income	2.07%	2.09%	2.36%	1.59%	1.74%

Supplemental Data:
Net assets, end of year (000)	$211,947	$161,591	$111,296	$100,379	$90,833
Portfolio turnover rate	38.40%	36.72%	45.58%	25.26%	7.69%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	53

Financial Highlights (continued)

MULTI-ASSET GROWTH FUND

	Class F Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$19.02	$16.17	$14.79	$14.99	$13.86
Investment operations:
Net investment income(a)	.56	.54	.50	.38	.37
Net realized and unrealized gain (loss)	1.26	2.89	1.36	(.18)	1.09
Total from investment operations	1.82	3.43	1.86	.20	1.46
Distributions to shareholders from:
Net investment income	(.84)	(.58)	(.48)	(.40)	(.33)
Net realized gain	(.55)	–	–	–	–
Total distributions	(1.39)	(.58)	(.48)	(.40)	(.33)
Net asset value, end of year	$19.45	$19.02	$16.17	$14.79	$14.99
Total Return(b)	10.11%	21.68%	12.79%	1.26%	10.69%
Ratios to Average Net Assets:*
Expenses, excluding expense reductions and including expenses assumed and management fee waived	.19%	.16%	.15%	.10%	.10%
Expenses, including expense reductions, expenses assumed and management fee waived	.19%	.16%	.15%	.10%	.10%
Expenses, excluding expense reductions, expenses assumed and management fee waived	.37%	.38%	.39%	.40%	.41%
Net investment income	2.95%	3.03%	3.20%	2.43%	2.54%

Supplemental Data:
Net assets, end of year (000)	$54,699	$16,769	$4,883	$4,150	$2,595
Portfolio turnover rate	38.40%	36.72%	45.58%	25.26%	7.69%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

54	See Notes to Financial Statements.

Financial Highlights (continued)

MULTI-ASSET GROWTH FUND

	Class I Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$19.10	$16.24	$14.85	$15.05	$13.91
Investment operations:
Net investment income(a)	.58	.54	.50	.39	.39
Net realized and unrealized gain (loss)	1.26	2.92	1.39	(.17)	1.09
Total from investment operations	1.84	3.46	1.89	.22	1.48
Distributions to shareholders from:
Net investment income	(.85)	(.60)	(.50)	(.42)	(.34)
Net realized gain	(.55)	–	–	–	–
Total distributions	(1.40)	(.60)	(.50)	(.42)	(.34)
Net asset value, end of year	$19.54	$19.10	$16.24	$14.85	$15.05
Total Return(b)	10.21%	21.76%	12.92%	1.35%	10.83%
Ratios to Average Net Assets:*
Expenses, excluding expense reductions and including expenses assumed and management fee waived	.09%	.06%	.05%	.00%	.00%
Expenses, including expense reductions, expenses assumed and management fee waived	.09%	.06%	.05%	.00%	.00%
Expenses, excluding expense reductions, expenses assumed and management fee waived	.27%	.28%	.30%	.30%	.31%
Net investment income	3.08%	3.04%	3.17%	2.49%	2.72%

Supplemental Data:
Net assets, end of year (000)	$13,991	$10,957	$8,653	$1,364	$617
Portfolio turnover rate	38.40%	36.72%	45.58%	25.26%	7.69%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	55

Financial Highlights (continued)

MULTI-ASSET GROWTH FUND

	Class P Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$19.10	$16.25	$14.86	$15.06	$13.90
Investment operations:
Net investment income(a)	.49	.47	.46	.32	.36
Net realized and unrealized gain (loss)	1.30	2.91	1.36	(.17)	1.08
Total from investment operations	1.79	3.38	1.82	.15	1.44
Distributions to shareholders from:
Net investment income	(.69)	(.53)	(.43)	(.35)	(.28)
Net realized gain	(.55)	–	–	–	–
Total distributions	(1.24)	(.53)	(.43)	(.35)	(.28)
Net asset value, end of year	$19.65	$19.10	$16.25	$14.86	$15.06
Total Return(b)	9.84%	21.25%	12.42%	.91%	10.47%
Ratios to Average Net Assets:*
Expenses, excluding expense reductions and including expenses assumed and management fee waived	.47%	.51%	.46%	.40%	.34%
Expenses, including expense reductions, expenses assumed and management fee waived	.47%	.51%	.46%	.40%	.34%
Expenses, excluding expense reductions, expenses assumed and management fee waived	.66%	.71%	.72%	.70%	.63%
Net investment income	2.58%	2.60%	2.91%	2.04%	2.50%

Supplemental Data:
Net assets, end of year (000)	$2	$4	$6	$5	$1
Portfolio turnover rate	38.40%	36.72%	45.58%	25.26%	7.69%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

56	See Notes to Financial Statements.

Financial Highlights (continued)

MULTI-ASSET GROWTH FUND

	Class R2 Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$19.27	$16.39	$14.98	$15.18	$14.03
Investment operations:
Net investment income(a)	.46	.43	.43	.30	.30
Net realized and unrealized gain (loss)	1.30	2.95	1.38	(.17)	1.11
Total from investment operations	1.76	3.38	1.81	.13	1.41
Distributions to shareholders from:
Net investment income	(.74)	(.50)	(.40)	(.33)	(.26)
Net realized gain	(.55)	–	–	–	–
Total distributions	(1.29)	(.50)	(.40)	(.33)	(.26)
Net asset value, end of year	$19.74	$19.27	$16.39	$14.98	$15.18
Total Return(b)	9.63%	20.99%	12.26%	.77%	10.17%
Ratios to Average Net Assets:*
Expenses, excluding expense reductions and including expenses assumed and management fee waived	.69%	.66%	.65%	.60%	.58%
Expenses, including expense reductions, expenses assumed and management fee waived	.69%	.66%	.65%	.60%	.58%
Expenses, excluding expense reductions, expenses assumed and management fee waived	.87%	.88%	.89%	.90%	.89%
Net investment income	2.43%	2.39%	2.70%	1.92%	2.08%

Supplemental Data:
Net assets, end of year (000)	$288	$149	$195	$156	$110
Portfolio turnover rate	38.40%	36.72%	45.58%	25.26%	7.69%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	57

Financial Highlights (concluded)

MULTI-ASSET GROWTH FUND

	Class R3 Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$18.98	$16.14	$14.77	$14.97	$13.84
Investment operations:
Net investment income(a)	.48	.45	.44	.32	.28
Net realized and unrealized gain (loss)	1.26	2.90	1.35	(.18)	1.13
Total from investment operations	1.74	3.35	1.79	.14	1.41
Distributions to shareholders from:
Net investment income	(.76)	(.51)	(.42)	(.34)	(.28)
Net realized gain	(.55)	–	–	–	–
Total distributions	(1.31)	(.51)	(.42)	(.34)	(.28)
Net asset value, end of year	$19.41	$18.98	$16.14	$14.77	$14.97
Total Return(b)	9.70%	21.20%	12.32%	.88%	10.31%
Ratios to Average Net Assets:*
Expenses, excluding expense reductions and including expenses assumed and management fee waived	.58%	.55%	.54%	.50%	.50%
Expenses, including expense reductions, expenses assumed and management fee waived	.58%	.55%	.54%	.50%	.50%
Expenses, excluding expense reductions, expenses assumed and management fee waived	.76%	.76%	.79%	.79%	.81%
Net investment income	2.56%	2.56%	2.85%	2.06%	1.97%

Supplemental Data:
Net assets, end of year (000)	$23,344	$18,989	$13,470	$11,969	$9,240
Portfolio turnover rate	38.40%	36.72%	45.58%	25.26%	7.69%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

58	See Notes to Financial Statements.

Financial Highlights

MULTI-ASSET INCOME FUND

	Class A Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$15.99	$14.95	$14.01	$14.40	$13.57
Investment operations:
Net investment income(a)	.56	.58	.62	.77	.79
Net realized and unrealized gain (loss)	.31	1.15	1.01	(.36)	.83
Total from investment operations	.87	1.73	1.63	.41	1.62
Distributions to shareholders from:
Net investment income	(.74)	(.64)	(.62)	(.80)	(.79)
Net realized gain	(.34)	(.05)	(.07)	—	—
Total distributions	(1.08)	(.69)	(.69)	(.80)	(.79)
Net asset value, end of year	$15.78	$15.99	$14.95	$14.01	$14.40
Total Return(b)	5.62%	11.77%	11.98%	2.74%	12.25%
Ratios to Average Net Assets:*
Expenses, excluding expense reductions and including expenses assumed, management fee waived and expenses reimbursed	.34%	.31%	.30%	.28%	.35%
Expenses, including expense reductions, expenses assumed, management fee waived and expenses reimbursed	.34%	.31%	.30%	.28%	.35%
Expenses, excluding expense reductions, expenses assumed, management fee waived and expenses reimbursed	.47%	.49%	.50%	.54%	.66%
Net investment income	3.55%	3.72%	4.28%	5.25%	5.60%

Supplemental Data:
Net assets, end of year (000)	$1,108,030	$614,499	$361,594	$257,747	$183,275
Portfolio turnover rate	42.95%	26.82%	26.59%	46.47%	6.88%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	59

Financial Highlights (continued)

MULTI-ASSET INCOME FUND

	Class B Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$16.17	$15.11	$14.15	$14.54	$13.70
Investment operations:
Net investment income(a)	.45	.47	.53	.67	.71
Net realized and unrealized gain (loss)	.31	1.16	1.01	(.37)	.83
Total from investment operations	.76	1.63	1.54	.30	1.54
Distributions to shareholders from:
Net investment income	(.61)	(.52)	(.51)	(.69)	(.70)
Net realized gain	(.34)	(.05)	(.07)	–	–
Total distributions	(.95)	(.57)	(.58)	(.69)	(.70)
Net asset value, end of year	$15.98	$16.17	$15.11	$14.15	$14.54
Total Return(b)	4.88%	10.94%	11.16%	1.97%	11.54%
Ratios to Average Net Assets:*
Expenses, excluding expense reductions and including expenses assumed, management fee waived and expenses reimbursed	1.09%	1.06%	1.05%	1.00%	1.00%
Expenses, including expense reductions, expenses assumed, management fee waived and expenses reimbursed	1.09%	1.06%	1.05%	1.00%	1.00%
Expenses, excluding expense reductions, expenses assumed, management fee waived and expenses reimbursed	1.22%	1.24%	1.25%	1.26%	1.31%
Net investment income	2.83%	3.00%	3.58%	4.55%	4.99%

Supplemental Data:
Net assets, end of year (000)	$6,934	$8,181	$8,345	$9,081	$10,162
Portfolio turnover rate	42.95%	26.82%	26.59%	46.47%	6.88%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

60	See Notes to Financial Statements.

Financial Highlights (continued)

MULTI-ASSET INCOME FUND

	Class C Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$16.17	$15.12	$14.17	$14.55	$13.71
Investment operations:
Net investment income(a)	.45	.47	.52	.67	.70
Net realized and unrealized gain (loss)	.31	1.16	1.02	(.35)	.84
Total from investment operations	.76	1.63	1.54	.32	1.54
Distributions to shareholders from:
Net investment income	(.62)	(.53)	(.52)	(.70)	(.70)
Net realized gain	(.34)	(.05)	(.07)	–	–
Total distributions	(.96)	(.58)	(.59)	(.70)	(.70)
Net asset value, end of year	$15.97	$16.17	$15.12	$14.17	$14.55
Total Return(b)	4.86%	10.91%	11.11%	2.08%	11.53%
Ratios to Average Net Assets:*
Expenses, excluding expense reductions and including expenses assumed, management fee waived and expenses reimbursed	1.09%	1.06%	1.04%	.99%	1.00%
Expenses, including expense reductions, expenses assumed, management fee waived and expenses reimbursed	1.09%	1.06%	1.04%	.99%	1.00%
Expenses, excluding expense reductions, expenses assumed, management fee waived and expenses reimbursed	1.22%	1.23%	1.25%	1.25%	1.31%
Net investment income	2.80%	2.96%	3.52%	4.53%	4.93%

Supplemental Data:
Net assets, end of year (000)	$758,668	$397,035	$186,976	$113,984	$60,542
Portfolio turnover rate	42.95%	26.82%	26.59%	46.47%	6.88%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	61

Financial Highlights (continued)

MULTI-ASSET INCOME FUND

	Class F Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$15.98	$14.95	$14.01	$14.40	$13.56
Investment operations:
Net investment income(a)	.58	.60	.64	.80	.81
Net realized and unrealized gain (loss)	.32	1.15	1.01	(.36)	.85
Total from investment operations	.90	1.75	1.65	.44	1.66
Distributions to shareholders from:
Net investment income	(.76)	(.67)	(.64)	(.83)	(.82)
Net realized gain	(.34)	(.05)	(.07)	–	–
Total distributions	(1.10)	(.72)	(.71)	(.83)	(.82)
Net asset value, end of year	$15.78	$15.98	$14.95	$14.01	$14.40
Total Return(b)	5.83%	11.94%	12.07%	2.92%	12.61%
Ratios to Average Net Assets:*
Expenses, excluding expense reductions and including expenses assumed, management fee waived and expenses reimbursed	.19%	.17%	.15%	.10%	.10%
Expenses, including expense reductions, expenses assumed, management fee waived and expenses reimbursed	.19%	.17%	.15%	.10%	.10%
Expenses, excluding expense reductions, expenses assumed, management fee waived and expenses reimbursed	.32%	.34%	.35%	.36%	.41%
Net investment income	3.68%	3.85%	4.37%	5.44%	5.70%

Supplemental Data:
Net assets, end of year (000)	$616,791	$264,414	$72,875	$32,387	$13,237
Portfolio turnover rate	42.95%	26.82%	26.59%	46.47%	6.88%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

62	See Notes to Financial Statements.

Financial Highlights (continued)

MULTI-ASSET INCOME FUND

	Class I Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$15.92	$14.89	$13.96	$14.35	$13.52
Investment operations:
Net investment income(a)	.59	.60	.66	.80	.84
Net realized and unrealized gain (loss)	.31	1.16	1.00	(.35)	.83
Total from investment operations	.90	1.76	1.66	.45	1.67
Distributions to shareholders from:
Net investment income	(.77)	(.68)	(.66)	(.84)	(.84)
Net realized gain	(.34)	(.05)	(.07)	–	–
Total distributions	(1.11)	(.73)	(.73)	(.84)	(.84)
Net asset value, end of year	$15.71	$15.92	$14.89	$13.96	$14.35
Total Return(b)	5.90%	12.10%	12.15%	3.03%	12.66%
Ratios to Average Net Assets:*
Expenses, excluding expense reductions and including expenses assumed, management fee waived and expenses reimbursed	.09%	.07%	.05%	.00%	.00%
Expenses, including expense reductions, expenses assumed, management fee waived and expenses reimbursed	.09%	.07%	.05%	.00%	.00%
Expenses, excluding expense reductions, expenses assumed, management fee waived and expenses reimbursed	.23%	.24%	.25%	.26%	.31%
Net investment income	3.75%	3.87%	4.53%	5.50%	6.01%

Supplemental Data:
Net assets, end of year (000)	$21,656	$4,531	$1,655	$426	$197
Portfolio turnover rate	42.95%	26.82%	26.59%	46.47%	6.88%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	63

Financial Highlights (continued)

MULTI-ASSET INCOME FUND

	Class R2 Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$16.31	$15.24	$14.28	$14.66	$13.74
Investment operations:
Net investment income(a)	.52	.54	.57	.74	.83
Net realized and unrealized gain (loss)	.31	1.17	1.03	(.36)	.85
Total from investment operations	.83	1.71	1.60	.38	1.68
Distributions to shareholders from:
Net investment income	(.68)	(.59)	(.57)	(.76)	(.76)
Net realized gain	(.34)	(.05)	(.07)	–	–
Total distributions	(1.02)	(.64)	(.64)	(.76)	(.76)
Net asset value, end of year	$16.12	$16.31	$15.24	$14.28	$14.66
Total Return(b)	5.26%	11.35%	11.54%	2.48%	12.51%
Ratios to Average Net Assets:*
Expenses, excluding expense reductions and including expenses assumed, management fee waived and expenses reimbursed	.69%	.66%	.64%	.59%	.11%
Expenses, including expense reductions, expenses assumed, management fee waived and expenses reimbursed	.69%	.66%	.64%	.59%	.11%
Expenses, excluding expense reductions, expenses assumed, management fee waived and expenses reimbursed	.82%	.84%	.85%	.87%	.42%
Net investment income	3.21%	3.40%	3.80%	5.02%	5.83%

Supplemental Data:
Net assets, end of year (000)	$755	$969	$719	$190	$16
Portfolio turnover rate	42.95%	26.82%	26.59%	46.47%	6.88%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

64	See Notes to Financial Statements.

Financial Highlights (concluded)

MULTI-ASSET INCOME FUND

	Class R3 Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$15.99	$14.96	$14.02	$14.41	$13.57
Investment operations:
Net investment income(a)	.52	.54	.59	.74	.75
Net realized and unrealized gain (loss)	.32	1.14	1.01	(.36)	.86
Total from investment operations	.84	1.68	1.60	.38	1.61
Distributions to shareholders from:
Net investment income	(.70)	(.60)	(.59)	(.77)	(.77)
Net realized gain	(.34)	(.05)	(.07)	–	–
Total distributions	(1.04)	(.65)	(.66)	(.77)	(.77)
Net asset value, end of year	$15.79	$15.99	$14.96	$14.02	$14.41
Total Return(b)	5.43%	11.50%	11.63%	2.53%	12.16%
Ratios to Average Net Assets:*
Expenses, excluding expense reductions and including expenses assumed, management fee waived and expenses reimbursed	.59%	.56%	.54%	.49%	.50%
Expenses, including expense reductions, expenses assumed, management fee waived and expenses reimbursed	.59%	.56%	.54%	.49%	.50%
Expenses, excluding expense reductions, expenses assumed, management fee waived and expenses reimbursed	.72%	.73%	.75%	.76%	.80%
Net investment income	3.31%	3.47%	4.02%	5.04%	5.29%

Supplemental Data:
Net assets, end of year (000)	$12,578	$8,825	$6,092	$4,348	$2,394
Portfolio turnover rate	42.95%	26.82%	26.59%	46.47%	6.88%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	65

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Investment Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was organized as a Delaware statutory trust on August 16, 1993. The Trust consists of twelve funds. This report covers the following four funds (separately, a “Fund” and collectively, the “Funds”) and their respective classes: Lord Abbett Diversified Equity Strategy Fund (“Diversified Equity Strategy Fund”), Lord Abbett Multi-Asset Balanced Opportunity Fund (“Multi-Asset Balanced Opportunity Fund”), Lord Abbett Multi-Asset Growth Fund (“Multi-Asset Growth Fund”) and Lord Abbett Multi-Asset Income Fund (“Multi-Asset Income Fund”), Class A, B, C, F, I, P, R2 and R3 shares. Diversified Equity Strategy Fund’s and Multi-Asset Income Fund’s Class P shares were fully redeemed on November 27, 2013. The Funds’ Class P shares are closed to substantially all investors, with certain exceptions as set forth in the Funds’ prospectus. The Funds no longer issue Class B shares for purchase.

Diversified Equity Strategy Fund’s investment objective is to seek capital appreciation. Multi-Asset Balanced Opportunity Fund’s investment objective is to seek current income and capital growth. Multi-Asset Growth Fund’s investment objective is to seek long-term capital appreciation and growth of income. Multi-Asset Income Fund’s investment objective is to seek a high level of current income. The Funds invest principally in other mutual funds (“Underlying Funds”) managed by Lord, Abbett & Co. LLC (“Lord Abbett”).

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2 and R3 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Investments in the Underlying Funds are valued at their NAV each business day at the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time. Exchange traded futures contracts are valued at the last sales price in the market in which they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and ask prices is used. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Swaps are valued daily using independent pricing services or quotations from broker/dealers to the extent available. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

Notes to Financial Statements (continued)

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income and capital gain distributions are recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s filed U.S. federal tax returns remains open for the fiscal years ended November 30, 2011 through November 30, 2014. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the Funds within the Trust on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2 and R3 shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)	Forward Foreign Currency Exchange Contracts–Each Fund may enter into forward foreign currency exchange contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on futures contracts and translation of assets and liabilities denominated in foreign currencies on each Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized loss on futures and swap contracts on each Fund’s Statement of Operations.

(g)	Futures Contracts–Each Fund may purchase and sell index futures contracts to manage cash, to adjust exposure to the direction of interest rates or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

Notes to Financial Statements (continued)

(h)	Inflation-Linked Derivatives–Multi-Asset Balanced Opportunity Fund, Multi-Asset Growth Fund and Multi-Asset Income Fund may invest in inflation-linked derivatives, such as Consumer Price Index Swap Agreements (“CPI swaps”). A CPI swap is a contract in which one party agrees to pay a fixed rate in exchange for a variable rate, which is the rate of change in the CPI during the life of the contract. Payments are based on a notional amount of principal. The Fund will normally enter into CPI swap contracts on a zero coupon basis, meaning that the floating rate will be based on the cumulative CPI during the life of the contract, and the fixed rate will compound until the swap’s maturity date, at which point the payments are netted. The swaps are valued daily and any unrealized gain (loss) is included in the Net change in unrealized appreciation/depreciation on futures contracts and translation of assets and liabilities denominated in foreign currencies on each Fund’s Statement of Operations. A liquidation payment received or made at the termination or maturity of the swap is recorded in realized gain (loss) and is included in Net realized loss on futures and swaps contracts on each Fund’s Statement of Operations.

(i)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(j)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing each Fund’s investments and other financial instruments as of November 30, 2014 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in each Fund’s Schedule of Investments.

Notes to Financial Statements (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Trust has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

The management fee is based on each Fund’s average daily net assets at an annual rate of .10%.(1)

For the fiscal year ended November 30, 2014, the effective management fee, net of waivers, was based on each Fund’s average daily net assets at the following annualized rates:

Net Effective
Management
Fee
Diversified Equity Strategy Fund	.00%
Multi-Asset Balanced Opportunity Fund	.09%
Multi-Asset Growth Fund	.09%
Multi-Asset Income Fund	.09%

(1)	For the fiscal year ended November 30, 2014 and continuing through March 31, 2015, Lord Abbett has contractually agreed to waive .05% of its annual management fee for Diversified Equity Strategy Fund. This agreement may be terminated only upon the approval of the Funds’ Board of Trustees (the “Board”). For the fiscal year ended November 30, 2014, Lord Abbett voluntarily waived an additional .05% of its annual management fee for Diversified Equity Strategy Fund. Prior to April 1, 2014, Lord Abbett had contractually agreed to waive .03% of its annual management fee for Multi-Asset Balanced Opportunity Fund, Multi-Asset Growth Fund, and Multi-Asset Income Fund. Effective April 1, 2014, the contractual waiver expired for Multi-Asset Balanced Opportunity Fund, Multi-Asset Growth Fund, and Multi-Asset Income Fund.

The Funds have each entered into a Servicing Arrangement with the Underlying Funds in which they each invest, pursuant to which each Underlying Fund will pay a portion of the expenses (excluding management fees and distribution and service fees) of the Funds in proportion to the average daily value of total Underlying Fund shares owned by each of the Funds. The expenses assumed by the Underlying Funds are reflected in Expenses assumed by Underlying Funds on each Fund’s Statement of Operations and Receivables from affiliates on each Fund’s Statement of Assets and Liabilities.

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2 and R3 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following maximum annual rates have been approved by the Board pursuant to the plan:

Fees*	Class A	Class B	Class C	Class F	Class P	Class R2	Class R3
Service	.25%	.25%	.25%	–	.25%	.25%	.25%
Distribution	–	.75%	.75%	.10%	.20%	.35%	.25%

*	The Funds may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.

Notes to Financial Statements (continued)

Class I shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended November 30, 2014:

	Distributor	Dealers’
	Commissions	Concessions
Diversified Equity Strategy Fund	$89,630	$496,420
Multi-Asset Balanced Opportunity Fund	325,042	2,130,575
Multi-Asset Growth Fund	187,009	1,261,612
Multi-Asset Income Fund	502,738	3,265,818

Distributor received the following amount of CDSCs for the fiscal year ended November 30, 2014:

	Class A	Class C
Diversified Equity Strategy Fund	$1,023	$5,509
Multi-Asset Balanced Opportunity Fund	24,376	43,757
Multi-Asset Growth Fund	8,376	18,744
Multi-Asset Income Fund	98,717	147,710

A Trustee and certain of the Trust’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid monthly for Multi-Asset Balanced Opportunity Fund and Multi-Asset Income Fund; declared and paid quarterly for Multi-Asset Growth Fund; and declared and paid annually for Diversified Equity Strategy Fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

Subsequent to the Funds’ fiscal year ended November 30, 2014, distributions were declared on December 11, 2014 and paid on December 23, 2014 to shareholders of record on December 22, 2014. The approximate amounts were as follows:

	Net Investment	Short-Term	Long-Term
	Income	Capital Gain	Capital Gains
Diversified Equity Strategy Fund	$5,204,000	$–	$30,379,000
Multi-Asset Balanced Opportunity Fund	46,134,000	–	78,997,000
Multi-Asset Growth Fund	21,550,000	–	73,180,000
Multi-Asset Income Fund	34,421,000	5,015,000	51,624,000

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended November 30, 2014 and 2013 was as follows:

	Diversified Equity Strategy Fund		Multi-Asset Balanced Opportunity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/2014	11/30/2013	11/30/2014	11/30/2013
Distributions paid from:
Tax-exempt income	$–	$–	$270,425	$71,078
Ordinary income	7,477,085	1,288,583	83,945,247	51,140,088
Net long-term capital gains	17,062,426	–	–	–
Total distributions paid	$24,539,511	$1,288,583	$84,215,672	$51,211,166

	Multi-Asset Growth Fund		Multi-Asset Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/2014	11/30/2013	11/30/2014	11/30/2013
Distributions paid from:
Tax-exempt income	$257,842	$76,215	$259,511	$54,055
Ordinary income	41,912,470	25,680,562	81,608,750	33,316,551
Net long-term capital gains	28,322,745	–	27,639,886	2,006,594
Total distributions paid	$70,493,057	$25,756,777	$109,508,147	$35,377,200

As of November 30, 2014, the components of accumulated gains on a tax-basis were as follows:

		Multi-Asset
	Diversified Equity	Balanced
	Strategy Fund	Opportunity Fund
Undistributed ordinary income – net	$5,203,181	$25,155,225
Undistributed long-term capital gains	30,378,741	78,985,618
Total undistributed earnings	35,581,922	104,140,843
Temporary differences	(18,120)	(203,177)
Unrealized gains – net	40,901,678	154,918,147
Total accumulated gains – net	$76,465,480	$258,855,813

	Multi-Asset	Multi-Asset
	Growth Fund	Income Fund
Undistributed ordinary income – net	$24,665,483	$12,029,724
Undistributed long-term capital gains	73,178,625	51,610,001
Total undistributed earnings	97,844,108	63,639,725
Temporary differences	(77,157)	(77,367)
Unrealized gains (losses) – net	85,787,950	(2,568,262)
Total accumulated gains – net	$183,554,901	$60,994,096

At each Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Multi-Asset Growth Fund incurred and will elect to defer post-October capital losses of $2,531 during fiscal 2014.

Notes to Financial Statements (continued)

As of November 30, 2014, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Diversified Equity Strategy Fund	Multi-Asset Balanced Opportunity Fund
Tax cost	$233,281,260	$1,929,739,006
Gross unrealized gain	41,174,112	161,461,793
Gross unrealized loss	(272,434)	(6,543,646)
Net unrealized security gain	$40,901,678	$154,918,147

	Multi-Asset Growth Fund	Multi-Asset Income Fund
Tax cost	$1,073,208,359	$2,528,064,315
Gross unrealized gain	85,848,708	27,788,444
Gross unrealized loss	(60,758)	(30,356,706)
Net unrealized security gain (loss)	$85,787,950	$(2,568,262)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain distributions received and wash sales.

Permanent items identified during the fiscal year ended November 30, 2014 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-In
	Income	Gain	Capital
Diversified Equity Strategy Fund	$5,685,511	$(5,691,719)	$6,208
Multi-Asset Balanced Opportunity Fund	36,530,279	(36,530,279)	–
Multi-Asset Growth Fund	20,587,867	(20,587,867)	–
Multi-Asset Income Fund	17,605,162	(17,605,162)	–

The permanent differences are primarily attributable to the tax treatment of certain distributions received.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended November 30, 2014 were as follows:

	Purchases	Sales
Diversified Equity Strategy Fund	$42,045,376	$28,199,324
Multi-Asset Balanced Opportunity Fund	1,151,778,573	872,473,956
Multi-Asset Growth Fund	556,608,748	408,633,620
Multi-Asset Income Fund	2,087,919,830	840,877,602

There were no purchases or sales of U.S. Government securities for the fiscal year ended November 30, 2014.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Multi-Asset Balanced Opportunity Fund, Multi-Asset Growth Fund and Multi-Asset Income Fund entered into forward foreign currency exchange contracts for the fiscal year ended November 30, 2014 (as described in note 2(f)). A forward foreign currency exchange contract reduces each Fund’s

Notes to Financial Statements (continued)

exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. Each Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and each Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. Each Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts.

Multi-Asset Balanced Opportunity Fund, Multi-Asset Growth Fund and Multi-Asset Income Fund entered into E-Mini S&P 500 Index and U.S. Treasury futures contracts for the fiscal year ended November 30, 2014 (as described in note 2(g)) to manage cash and hedge against changes in interest rates. The Funds bear the risk of interest rates moving unexpectedly, in which case the Funds may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

Multi-Asset Balanced Opportunity Fund, Multi-Asset Growth Fund and Multi-Asset Income Fund entered into CPI swaps for the fiscal year ended November 30, 2014 (as described in note 2(h)) to speculate the rate of inflation in the U.S. economy. Each Fund’s use of CPI swaps involves the risk that Lord Abbett will not accurately predict expectations of inflation or interest rates, and each Fund’s returns could be reduced as a result. Each Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on CPI swaps.

As of November 30, 2014, Multi-Asset Balanced Opportunity Fund, Multi-Asset Growth Fund and Multi-Asset Income Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Funds use of derivative instruments:

Multi-Asset Balanced Opportunity Fund				Multi-Asset Growth Fund
Asset Derivatives	Equity Index Contracts	Interest Rate Contracts	Foreign Currency Contracts	Equity Index Contracts	Interest Rate Contracts	Foreign Currency Contracts
Forward Foreign Currency Exchange Contracts(1)	–	–	$53,905	–	–	$41,378
Futures Contracts(2)	–	–	–	$55,751	–	–

Liability Derivatives
Futures Contracts(2)	$70,724	$33,517	–	–	$17,955	–

Multi-Asset Income Fund
Asset Derivatives	Equity Index Contracts	Interest Rate Contracts	Foreign Currency Contracts
Forward Foreign Currency Exchange Contracts(1)	–	–	$59,779

Liability Derivatives
Futures Contracts(2)	$348,906	$29,925	–

(1)	Statements of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
(2)	Statements of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Notes to Financial Statements (continued)

Transactions in derivative instruments for the fiscal year ended November 30, 2014, were as follows:

Multi-Asset Balanced Opportunity Fund
	Equity	Interest	Inflation	Foreign
	Index	Rate	Linked	Currency
	Contracts	Contracts	Contracts	Contracts
Net Realized Gain (Loss)(1)
CPI Swaps	–	–	$(285,604)	–
Forward Foreign Currency Exchange Contracts	–	–	–	–
Futures Contracts	$(882)	$(57,773)	–	–
Net Change in Unrealized Appreciation/Depreciation(2)
CPI Swaps	–	–	–	–
Forward Foreign Currency Exchange Contracts	–	–	–	$53,905
Futures Contracts	$(70,724)	$(33,517)	–	–
Average Number of Contracts/Notional Amounts*
CPI Swaps(3)	–	–	$1,523,077	–
Forward Foreign Currency Exchange Contracts(3)	–	–	–	$1,145,010
Futures Contracts(4)	2	37	–	–

Multi-Asset Growth Fund
	Equity	Interest	Inflation	Foreign
	Index	Rate	Linked	Currency
	Contracts	Contracts	Contracts	Contracts
Net Realized Gain (Loss)(1)
CPI Swaps	–	–	$(155,784)	–
Forward Foreign Currency Exchange Contracts	–	–	–	–
Futures Contracts	$57,549	$(21,790)	–	–
Net Change in Unrealized Appreciation/Depreciation(2)
CPI Swaps	–	–	–	–
Forward Foreign Currency Exchange Contracts	–	–	–	$41,378
Futures Contracts	$55,751	$(17,955)	–	–
Average Number of Contracts/Notional Amounts*
CPI Swaps(3)	–	–	$830,769	–
Forward Foreign Currency Exchange Contracts(3)	–	–	–	$878,793
Futures Contracts(4)	3	17	–	–

Notes to Financial Statements (continued)

	Multi-Asset Income Fund

	Equity	Interest	Inflation	Foreign
	Index	Rate	Linked	Currency
	Contracts	Contracts	Contracts	Contracts
Net Realized Gain (Loss)(1)
CPI Swaps	–	–	$(320,223)	–
Forward Foreign Currency Exchange Contracts	–	–	–	–
Futures Contracts	$273,526	$(48,437)	–	–
Net Change in Unrealized Appreciation/Depreciation(2)
CPI Swaps	–	–	–	–
Forward Foreign Currency Exchange Contracts	–	–	–	$59,779
Futures Contracts	$(348,906)	$(29,925)	–	–
Average Number of Contracts/Notional Amounts*
CPI Swaps(3)	–	–	$1,707,692	–
Forward Foreign Currency Exchange Contracts(3)	–	–	–	$1,269,711
Futures Contracts(4)	11	34	–	–

*	Calculated based on the number of contracts or notional amounts for the fiscal year ended November 30, 2014.
(1)	Statements of Operations location: Net realized loss on futures and swap contracts.
(2)	Statements of Operations location: Net change in unrealized appreciation/depreciation on futures contracts and translation of assets and liabilities.
(3)	Amount represents notional amounts in U.S. dollars.
(4)	Amount represents number of contracts.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. In addition, FASB issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013–01”), specifying which transactions are subject to disclosures about offsetting.

The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statements of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Funds and the applicable counterparty:

Notes to Financial Statements (continued)

		Diversified Equity Strategy Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$173,379	$–	$173,379
Total	$173,379	$–	$173,379

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
State Street Bank and Trust Co.	$173,379	$–	$–	$(173,379)	$–
Total	$173,379	$–	$–	$(173,379)	$–

		Multi-Asset Balanced Opportunity Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$53,905	$–	$53,905
Total	$53,905	$–	$53,905

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Bank of America	$11,143	$–	$–	$–	$11,143
Morgan Stanley	42,762	–	–	–	42,762
Total	$53,905	$–	$–	$–	$53,905

		Multi-Asset Growth Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$ 41,378	$–	$ 41,378
Repurchase Agreement	365,800	–	365,800
Total	$407,178	$–	$407,178

Notes to Financial Statements (continued)

	Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Bank of America	$8,547	$–	$–	$–	$8,547
Fixed Income Clearing Corp.	365,800	–	–	(365,800)	–
Morgan Stanley	32,831	–	–	–	32,831
Total	$407,178	$–	$–	$(365,800)	$41,378

Multi-Asset Income Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$59,779	$–	$59,779
Total	$59,779	$–	$59,779

	Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Bank of America	$12,354	$–	$–	$–	$12,354
Morgan Stanley	47,425	$–	$–	$–	47,425
Total	$59,779	$–	$–	$–	$59,779

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of November 30, 2014.

8.	TRUSTEES’ REMUNERATION

The Trust’s officers and a Trustee, who are associated with Lord Abbett, do not receive any compensation from the Trust for serving in such capacities. Independent Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Trustees under which Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Trustees’ fees on the Statements of Operations and in Trustees’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Trust has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

Notes to Financial Statements (continued)

10.	TRANSACTIONS WITH AFFILIATED ISSUERS

An affiliated issuer is one in which a Fund has ownership of at least 5% of the outstanding voting securities of the underlying issuer at any point during the fiscal year or any company which is under common ownership or control. Diversified Equity Strategy Fund, Multi-Asset Balanced Opportunity Fund, Multi-Asset Growth Fund and Multi-Asset Income Fund had the following transactions with affiliated issuers (i.e. the Underlying Funds) during the fiscal year ended November 30, 2014:

					Diversified Equity Strategy Fund
						Net Realized		Dividend
	Balance of			Balance of		Gain		Income
	Shares			Shares	Fair	12/1/2013		12/1/2013
	Held at	Gross	Gross	Held at	Value at	to		to
Affiliated Issuer	11/30/2013	Additions	Sales	11/30/2014	11/30/2014	11/30/2014		11/30/2014
Lord Abbett Affiliated Fund, Inc.–Class I	3,405,980	508,422	(563,579)	3,350,823	$54,852,968	$6,549,469	(a)	$1,410,686
Lord Abbett Developing Growth Fund, Inc.–Class I	472,562	109,887	(17,174)	565,275	14,007,525	2,350,147	(b)	–
Lord Abbett Securities Trust–Fundamental Equity Fund–Class I	2,661,016	652,484	(247,944)	3,065,556	41,262,380	8,107,606	(c)	407,479
Lord Abbett Securities Trust–Growth Leaders Fund–Class I	1,913,999	204,870	(268,713)	1,850,156	41,776,524	5,476,005	(d)	–
Lord Abbett Research Fund, Inc.–Growth Opportunities Fund–Class I	1,437,277	303,889	(131,997)	1,609,169	41,420,012	7,719,066	(e)	–
Lord Abbett Securities Trust–International Core Equity Fund–Class I	2,225,700	345,349	(178,878)	2,392,171	32,318,235	1,060,680		692,465
Lord Abbett Securities Trust–International Opportunities Fund–Class I	1,195,860	108,974	(45,900)	1,258,934	21,024,204	523,502		321,058
Lord Abbett Securities Trust–Value Opportunities Fund–Class I	1,288,773	198,232	(114,128)	1,372,877	27,347,711	4,539,804	(f)	–
Total					$274,009,559	$36,326,279		$2,831,688

(a)	Includes $2,567,571 of distributed capital gains.
(b)	Includes $2,064,706 of distributed capital gains.
(c)	Includes $6,971,413 of distributed capital gains.
(d)	Includes $2,264,873 of distributed capital gains.
(e)	Includes $6,093,558 of distributed capital gains.
(f)	Includes $3,480,909 of distributed capital gains.

Notes to Financial Statements (continued)

					Multi-Asset Balanced Opportunity Fund
						Net Realized		Dividend
	Balance of			Balance of		Gain (Loss)		Income
	Shares			Shares	Fair	12/1/2013		12/1/2013
	Held at	Gross	Gross	Held at	Value at	to		to
Affiliated Issuer	11/30/2013	Additions	Sales	11/30/2014	11/30/2014	11/30/2014		11/30/2014
Lord Abbett Affiliated Fund, Inc.–Class I	4,693,534	7,643,566	(11,242,107)	1,094,993	$17,925,041	$21,458,319	(a)	$1,746,153
Lord Abbett Equity Trust–Calibrated Large Cap Value Fund–Class I	7,501,426	2,054,328	–	9,555,754	198,855,230	21,335,052	(b)	3,445,292
Lord Abbett Equity Trust–Calibrated Mid Cap Value Fund–Class I	8,946,428	3,623,581	–	12,570,009	265,981,393	25,126,625	(b)	3,591,760
Lord Abbett Investment Trust–Convertible Fund–Class I	14,930,608	8,175,061	(7,842,251)	15,263,418	208,345,656	36,026,045	(c)	4,524,113
Lord Abbett Investment Trust–Core Fixed Income Fund–Class I	7,312,511	3,883,315	(5,573,832)	5,621,994	62,460,356	(80,552)		2,417,946
Lord Abbett Global Fund, Inc.–Emerging Markets Currency Fund–Class I	23,492,987	13,453,176	(16,903,322)	20,042,841	118,854,049	(3,576,558)		4,260,982
Lord Abbett Research Fund, Inc.-Growth Opportunities Fund–Class I	–	1,285,074	–	1,285,074	33,077,802	–		–
Lord Abbett Investment Trust–High Yield Fund–Class I	38,485,186	30,118,712	(1,265,025)	67,338,873	526,589,985	13,164,312	(d)	21,530,445
Lord Abbett Municipal Income Fund, Inc.- High Yield Municipal Bond Fund–Class I	1,605,789	575,271	(2,181,060)	–	–	431,604		313,045
Lord Abbett Investment Trust–Inflation Focused Fund–Class I	–	1,485,056	(1,485,056)	–	–	(733,914)		191,993
Lord Abbett Securities Trust–International Dividend Income Fund–Class I	27,769,979	15,616,643	(12,526,330)	30,860,292	273,730,792	19,011,349		13,916,650
Lord Abbett Mid Cap Stock Fund, Inc.–Class I	11,992,341	175,753	(1,932,936)	10,235,158	263,862,377	13,241,353		1,958,349
Lord Abbett Investment Trust–Short Duration Income Fund–Class I	18,721,978	51,601,930	(44,774,025)	25,549,883	114,974,472	(1,418,995	)(e)	4,115,740
Total					$2,084,657,153	$143,984,640		$62,012,468

(a)	Includes $1,581,243 of distributed capital gains.
(b)	Amount represents distributed capital gains.
(c)	Includes $13,509,738 of distributed capital gains.
(d)	Includes $10,312,137 of distributed capital gains.
(e)	Includes $114,714 of distributed capital gains.

Notes to Financial Statements (continued)

					Multi-Asset Growth Fund
						Net Realized		Dividend
	Balance of			Balance of		Gain (Loss	)	Income
	Shares			Shares	Fair	12/1/2013		12/1/2013
	Held at	Gross	Gross	Held at	Value at	to		to
Affiliated Issuer	11/30/2013	Additions	Sales	11/30/2014	11/30/2014	11/30/2014		11/30/2014
Lord Abbett Affiliated Fund, Inc.–Class I	4,646,216	3,940,021	(2,942,962)	5,643,275	$92,380,408	$15,806,682	(a)	$1,991,976
Lord Abbett Equity Trust–Calibrated Large Cap Value Fund–Class I	5,766,156	865,828	–	6,631,984	138,011,580	14,807,174	(b)	2,391,138
Lord Abbett Equity Trust–Calibrated Mid Cap Value Fund–Class I	5,287,007	3,783,293	–	9,070,300	191,927,542	18,130,935	(b)	2,591,752
Lord Abbett Investment Trust–Core Fixed Income Fund–Class I	3,636,109	1,849,773	(3,121,251)	2,364,631	26,271,057	181,932		1,166,679
Lord Abbett Global Fund, Inc.–Emerging Markets Currency Fund–Class I	–	956,641	(956,641)	–	–	(9,566)		1,463
Lord Abbett Research Fund, Inc.–Growth Opportunities Fund–Class I	–	762,399	–	762,399	19,624,165	–		–
Lord Abbett Investment Trust–High Yield Fund–Class I	20,842,042	17,220,190	(795,848)	37,266,384	291,423,120	5,856,476	(c)	11,738,043
Lord Abbett Municipal Income Fund, Inc.–High Yield Municipal Bond Fund–Class I	1,720,001	174,715	(1,894,716)	–	–	382,949		300,998
Lord Abbett Investment Trust–Inflation Focused Fund–Class I	–	814,239	(814,239)	–	–	(397,449)		103,850
Lord Abbett Securities Trust–International Dividend Income Fund–Class I	19,525,816	10,929,132	(10,193,135)	20,261,813	179,722,280	11,094,589		9,689,032
Lord Abbett Mid Cap Stock Fund, Inc.–Class I	9,557,114	490,904	(2,629,165)	7,418,853	191,258,043	25,140,653		1,560,677
Lord Abbett Investment Trust–Short Duration Income Fund–Class I	11,067,377	19,519,381	(24,361,799)	6,224,959	28,012,314	(945,835	)(d)	1,748,142
Lord Abbett Securities Trust–Value Opportunities Fund–Class I	672,772	–	(672,772)	–	–	4,827,221		–
Total					$1,158,630,509	$94,875,761		$33,283,750

(a)	Includes $4,950,160 of distributed capital gains.
(b)	Amount represents distributed capital gains.
(c)	Includes $5,619,771 of distributed capital gains.
(d)	Includes $67,421 of distributed capital gains.

Notes to Financial Statements (continued)

						Multi-Asset Income Fund
						Net Realized		Dividend
	Balance of			Balance of		Gain (Loss)		Income
	Shares			Shares	Fair	12/1/2013		12/1/2013
	Held at	Gross	Gross	Held at	Value at	to		to
Affiliated Issuer	11/30/2013	Additions	Sales	11/30/2014	11/30/2014	11/30/2014		11/30/2014
Lord Abbett Affiliated Fund, Inc.–Class I	1,556,417	9,581,048	(10,238,913)	898,552	$14,709,296	$5,697,288	(a)	$1,049,869
Lord Abbett Equity Trust–Calibrated Large Cap Value Fund–Class I	388,375	–	(388,375)	–	–	2,159,850		–
Lord Abbett Equity Trust–Calibrated Mid Cap Value Fund–Class I	3,174,441	2,682,039	–	5,856,480	123,923,122	11,706,721	(b)	1,673,433
Lord Abbett Investment Trust–Convertible Fund–Class I	11,287,985	14,276,241	(7,127,144)	18,437,082	251,666,167	29,077,816	(c)	4,092,428
Lord Abbett Investment Trust–Core Fixed Income Fund–Class I	5,318,843	7,055,760	(5,990,200)	6,384,403	70,930,722	1,071,264		2,397,200
Lord Abbett Global Fund, Inc.–Emerging Markets Currency Fund–Class I	17,132,826	25,704,000	(17,967,613)	24,869,213	147,474,435	(4,474,039)		4,267,280
Lord Abbett Research Fund, Inc.–Growth Opportunities Fund–Class I	–	1,704,870	–	1,704,870	43,883,363	–		–
Lord Abbett Investment Trust–High Yield Fund–Class I	43,940,641	71,375,367	(840,784)	114,475,224	895,196,248	12,508,277	(d)	33,521,779
Lord Abbett Municipal Income Fund, Inc.– High Yield Municipal Bond Fund–Class I	1,454,439	788,282	(2,242,721)	–	–	458,831		292,495
Lord Abbett Investment Trust–Inflation Focused Fund–Class I	–	1,730,804	(1,730,804)	–	–	(821,529)		211,118
Lord Abbett Securities Trust–International Dividend Income Fund–Class I	12,869,903	24,957,802	(13,714,939)	24,112,766	213,880,233	13,666,611		9,146,993
Lord Abbett Mid Cap Stock Fund, Inc.–Class I	3,154,278	1,664,412	(58,627)	4,760,063	122,714,428	511,168		515,094
Lord Abbett Investment Trust–Short Duration Income Fund–Class I	68,837,720	120,098,063	(46,465,108)	142,470,675	641,118,039	(2,661,285	)(e)	19,387,866
Total					$2,525,496,053	$68,900,973		$76,555,555

(a)	Includes $1,511,332 of distributed capital gains.
(b)	Amount represents distributed capital gains.
(c)	Includes $10,679,423 of distributed capital gains.
(d)	Includes $12,177,740 of distributed capital gains.
(e)	Includes $438,147 of distributed capital gains.

Notes to Financial Statements (continued)

11.	CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Trust’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

12.	INVESTMENT RISKS

The Funds invest principally in the Underlying Funds and, as a result, a Fund’s performance is directly related to the Underlying Fund’s performance. Each Fund’s ability to meet its investment objective depends on the ability of the Underlying Funds to achieve their investment objectives and on the Fund’s particular allocation of assets among the Underlying Funds and the asset classes they represent. Consequently, a Fund is subject to the particular risks of the Underlying Funds in the proportion in which the Fund invests in them. The value of the Underlying Funds’ investments and the NAVs of the shares of both the Funds and their Underlying Funds will fluctuate in response to various market and economic factors related to the domestic and foreign equity and fixed income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest.

Multi-Asset Balanced Opportunity Fund, Multi-Asset Growth Fund and Multi-Asset Income Fund are subject to the general risks and considerations associated with investing in fixed income securities. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when rates fall, such prices tend to rise. Longer-term securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal and/or interest to an Underlying Fund, a risk that is greater with high-yield bonds (sometimes called “junk bonds”) in which one or more of the Underlying Funds may invest. Some issuers, particularly of high-yield bonds, may default as to principal and/or interest payments after an Underlying Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Underlying Fund. High-yield bonds are subject to greater price fluctuations, as well as additional risks.

Each Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Underlying Funds invest. If an Underlying Fund’s assessment of market conditions or companies held in the Underlying Fund fail to produce the intended result, a Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Each Fund’s investment exposure to foreign (which may include emerging market) companies generally is subject to the risk that the value of securities issued by foreign companies may be adversely affected by political, economic and social volatility, lack of transparency, or inadequate regulatory and accounting standards, inadequate exchange control regulations, foreign taxes, higher transaction and other costs, and delays in settlement. The Underlying Fund’s investments in emerging market companies generally are subject to more risks than investments in developed market companies.

Because Multi-Asset Income Fund will be more heavily invested in fixed income funds than equity funds, it will be more affected by the risks associated with fixed income securities. Similarly, since Diversified Equity Strategy Fund generally will be invested in equity funds and Multi-Asset Growth

Notes to Financial Statements (continued)

Fund will be more heavily invested in equity funds than fixed income funds, each will be more affected by the risks associated with stocks and other equity investments. Given Multi-Asset Balanced Opportunity Fund’s more balanced allocation among fixed income funds and equity funds, it will be affected by risks associated with both equity and fixed income investments.

Each Fund may invest in derivatives, either directly or through its Underlying Funds. The risks associated with derivatives may be different from and greater than the risks associated with investing directly in securities and other investments.

These factors can affect each Fund’s performance.

13.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

		Year Ended		Year Ended
Diversified Equity Strategy Fund	November 30, 2014		November 30, 2013
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	1,382,387	$29,277,937	2,584,044	$51,191,036
Converted from Class B*	26,412	568,203	14,380	282,502
Reinvestment of distributions	737,949	15,135,328	56,311	970,245
Shares reacquired	(1,997,653)	(42,190,105)	(1,860,700)	(36,590,094)
Increase	149,095	$2,791,363	794,035	$15,853,689

Class B Shares
Shares sold	21,736	$467,535	17,115	$324,422
Reinvestment of distributions	35,255	711,097	417	7,082
Shares reacquired	(79,492)	(1,657,523)	(56,575)	(1,081,594)
Converted to Class A*	(26,982)	(568,203)	(14,649)	(282,502)
Decrease	(49,483)	$(1,047,094)	(53,692)	$(1,032,592)

Class C Shares
Shares sold	589,792	$12,203,876	760,134	$14,780,857
Reinvestment of distributions	269,816	5,423,294	4,980	84,314
Shares reacquired	(587,030)	(12,164,786)	(487,467)	(9,328,632)
Increase	272,578	$5,462,384	277,647	$5,536,539

Class F Shares
Shares sold	80,728	$1,717,457	128,832	$2,426,340
Reinvestment of distributions	14,121	289,471	1,233	21,218
Shares reacquired	(63,184)	(1,336,659)	(122,600)	(2,302,976)
Increase	31,665	$670,269	7,465	$144,582

Class I Shares
Shares sold	152,785	$3,276,841	89,057	$1,742,900
Reinvestment of distributions	42,111	868,746	9	158
Shares reacquired	(99,586)	(2,156,379)	(50,988)	(1,046,201)
Increase	95,310	$1,989,208	38,078	$696,857

Notes to Financial Statements (continued)

	Year Ended		Year Ended
Diversified Equity Strategy Fund	November 30, 2014		November 30, 2013
Class P Shares	Shares	Amount	Shares	Amount
Shares sold	–	$–	671	$13,145
Reinvestment of distributions	–	–	69	1,201
Shares reacquired	–	–	(10,178)	(223,938)
Decrease	–	$–	(9,438)	$(209,592)

Class R2 Shares
Shares sold	2,258	$48,693	12,604	$240,788
Reinvestment of distributions	880	18,289	132	2,267
Shares reacquired	(21,526)	(472,094)	(19,808)	(409,649)
Decrease	(18,388)	$(405,112)	(7,072)	$(166,594)

Class R3 Shares
Shares sold	193,541	$4,093,035	190,899	$3,664,497
Reinvestment of distributions	39,758	809,873	2,236	38,309
Shares reacquired	(69,943)	(1,473,236)	(108,693)	(2,202,160)
Increase	163,356	$3,429,672	84,442	$1,500,646

*	Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

	Year Ended		Year Ended
Multi-Asset Balanced Opportunity Fund	November 30, 2014		November 30, 2013
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	24,252,111	$305,828,651	25,355,991	$297,823,612
Converted from Class B*	481,678	6,084,420	697,333	8,170,577
Reinvestment of distributions	5,146,370	64,279,806	3,523,081	40,760,518
Shares reacquired	(21,090,662)	(266,312,473)	(22,051,145)	(259,231,694)
Increase	8,789,497	$109,880,404	7,525,260	$87,523,013

Class B Shares
Shares sold	119,327	$1,482,728	244,970	$2,877,922
Reinvestment of distributions	119,798	1,487,528	101,273	1,159,164
Shares reacquired	(581,608)	(7,339,652)	(783,878)	(9,130,515)
Converted to Class A*	(482,142)	(6,084,420)	(698,058)	(8,170,577)
Decrease	(824,625)	$(10,453,816)	(1,135,693)	$(13,264,006)

Class C Shares
Shares sold	10,702,010	$134,610,239	7,215,547	$85,049,931
Reinvestment of distributions	853,449	10,603,330	453,614	5,215,929
Shares reacquired	(4,072,565)	(51,197,948)	(3,604,139)	(42,068,593)
Increase	7,482,894	$94,015,621	4,065,022	$48,197,267

Class F Shares
Shares sold	4,898,900	$61,799,336	1,595,583	$19,032,885
Reinvestment of distributions	133,205	1,678,170	34,960	408,528
Shares reacquired	(1,316,048)	(16,492,526)	(481,451)	(5,678,358)
Increase	3,716,057	$46,984,980	1,149,092	$13,763,055

Notes to Financial Statements (continued)

	Year Ended		Year Ended
Multi-Asset Balanced Opportunity Fund	November 30, 2014		November 30, 2013
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	650,964	$8,220,947	455,643	$5,361,038
Reinvestment of distributions	115,229	1,437,634	87,080	1,007,001
Shares reacquired	(902,263)	(11,348,491)	(680,384)	(8,032,053)
Decrease	(136,070)	$(1,689,910)	(137,661)	$(1,664,014)

Class P Shares
Shares sold	8,352	$104,828	15,968	$186,797
Reinvestment of distributions	5,129	63,603	3,910	44,994
Shares reacquired	(37,254)	(463,069)	(17,580)	(204,428)
Increase (decrease)	(23,773)	$(294,638)	2,298	$27,363

Class R2 Shares
Shares sold	28,628	$366,469	66,083	$797,147
Reinvestment of distributions	5,035	63,684	3,117	36,701
Shares reacquired	(72,476)	(931,154)	(29,764)	(361,744)
Increase (decrease)	(38,813)	$(501,001)	39,436	$472,104

Class R3 Shares
Shares sold	874,472	$11,000,518	1,003,223	$11,672,325
Reinvestment of distributions	120,915	1,506,072	79,086	913,418
Shares reacquired	(913,277)	(11,508,755)	(660,294)	(7,714,960)
Increase	82,110	$997,835	422,015	$4,870,783

*	Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

	Year Ended		Year Ended
Multi-Asset Growth Fund	November 30, 2014		November 30, 2013
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	8,225,901	$155,055,410	10,490,234	$185,383,161
Converted from Class B*	210,704	3,966,866	126,615	2,262,817
Reinvestment of distributions	2,914,783	53,581,868	1,213,086	20,696,342
Shares reacquired	(7,832,928)	(147,345,727)	(8,776,949)	(155,799,189)
Increase	3,518,460	$65,258,417	3,052,986	$52,543,131

Class B Shares
Shares sold	48,858	$910,687	89,317	$1,584,331
Reinvestment of distributions	90,061	1,637,628	39,189	659,148
Shares reacquired	(236,905)	(4,410,442)	(264,107)	(4,642,463)
Converted to Class A*	(212,154)	(3,966,866)	(127,451)	(2,262,817)
Decrease	(310,140)	$(5,828,993)	(263,052)	$(4,661,801)

Class C Shares
Shares sold	3,334,640	$62,308,573	2,900,649	$51,679,177
Reinvestment of distributions	551,249	10,035,984	172,616	2,917,327
Shares reacquired	(1,462,444)	(27,323,228)	(1,445,302)	(25,430,072)
Increase	2,423,445	$45,021,329	1,627,963	$29,166,432

Notes to Financial Statements (continued)

	Year Ended		Year Ended
Multi-Asset Growth Fund	November 30, 2014		November 30, 2013
Class F Shares	Shares	Amount	Shares	Amount
Shares sold	2,674,235	$50,409,805	802,306	$14,401,938
Reinvestment of distributions	62,189	1,148,155	10,341	178,282
Shares reacquired	(806,481)	(15,294,760)	(232,891)	(4,169,321)
Increase	1,929,943	$36,263,200	579,756	$10,410,899

Class I Shares
Shares sold	147,469	$2,848,487	74,539	$1,286,624
Reinvestment of distributions	26,332	484,705	6,009	103,291
Shares reacquired	(31,636)	(607,935)	(39,746)	(700,158)
Increase	142,165	$2,725,257	40,802	$689,757

Class P Shares
Shares sold	–	$–	1,071.92	$18,740
Reinvestment of distributions	11.140	205	25.42	445
Shares reacquired	(95.950)	(1,795)	(1,287.43)	(24,381)
Decrease	(84.810)	$(1,590)	(190.09)	$(5,196)

Class R2 Shares
Shares sold	9,047.00	$170,589	4,633	$82,486
Reinvestment of distributions	653.83	12,177	375	6,488
Shares reacquired	(2,870.09)	(55,219)	(9,128)	(172,108)
Increase (decrease)	6,830.74	$127,547	(4,120)	$(83,134)

Class R3 Shares
Shares sold	361,097	$6,762,147	379,918	$6,718,712
Reinvestment of distributions	73,341	1,344,366	27,788	473,877
Shares reacquired	(232,300)	(4,353,922)	(241,722)	(4,330,089)
Increase	202,138	$3,752,591	165,984	$2,862,500

*	Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

	Year Ended		Year Ended
Multi-Asset Income Fund	November 30, 2014		November 30, 2013
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	44,886,134	$709,268,057	21,236,583	$331,191,157
Converted from Class B*	60,937	960,596	37,960	591,586
Reinvestment of distributions	3,092,114	48,407,981	1,211,544	18,699,769
Shares reacquired	(16,272,933)	(256,987,018)	(8,230,003)	(127,760,557)
Increase	31,766,252	$501,649,616	14,256,084	$222,721,955

Class B Shares
Shares sold	32,411	$518,659	83,150	$1,307,281
Reinvestment of distributions	27,306	430,604	18,053	280,248
Shares reacquired	(71,362)	(1,140,563)	(109,814)	(1,720,170)
Converted to Class A*	(60,262)	(960,596)	(37,566)	(591,586)
Decrease	(71,907)	$(1,151,896)	(46,177)	$(724,227)

Notes to Financial Statements (continued)

	Year Ended		Year Ended
Multi-Asset Income Fund	November 30, 2014		November 30, 2013
Class C Shares	Shares	Amount	Shares	Amount
Shares sold	27,724,805	$443,089,020	15,006,342	$237,085,443
Reinvestment of distributions	1,593,110	25,208,155	503,752	7,862,033
Shares reacquired	(6,371,461)	(101,662,288)	(3,322,764)	(52,305,190)
Increase	22,946,454	$366,634,887	12,187,330	$192,642,286

Class F Shares
Shares sold	30,830,482	$487,732,265	14,498,248	$227,148,099
Reinvestment of distributions	1,246,689	19,541,075	272,589	4,225,431
Shares reacquired	(9,533,371)	(150,153,020)	(3,103,138)	(48,122,964)
Increase	22,543,800	$357,120,320	11,667,699	$183,250,566

Class I Shares
Shares sold	1,303,831	$20,397,674	398,850	$6,198,732
Reinvestment of distributions	34,337	538,047	4,373	67,757
Shares reacquired	(244,331)	(3,866,177)	(229,732)	(3,558,943)
Increase	1,093,837	$17,069,544	173,491	$2,707,546

Class P Shares
Shares sold	–	$–	92.000	$1,431
Reinvestment of distributions	–	–	22.000	342
Shares reacquired	–	–	(634.000)	(10,183)
Decrease	–	$–	(520.000)	$(8,410)

Class R2 Shares
Shares sold	33,280	$535,878	32,812	$519,705
Reinvestment of distributions	651	10,400	348	5,463
Shares reacquired	(46,510)	(757,495)	(20,938)	(331,379)
Increase (decrease)	(12,579)	$(211,217)	12,222	$193,789

Class R3 Shares
Shares sold	336,687	$5,320,513	243,236	$3,786,205
Reinvestment of distributions	40,941	640,123	19,873	306,346
Shares reacquired	(132,784)	(2,096,877)	(118,535)	(1,853,491)
Increase	244,844	$3,863,759	144,574	$2,239,060

*	Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Lord Abbett Investment Trust and the Shareholders of Lord Abbett Diversified Equity Strategy Fund, Lord Abbett Multi-Asset Balanced Opportunity Fund, Lord Abbett Multi-Asset Growth Fund and Lord Abbett Multi-Asset Income Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Lord Abbett Diversified Equity Strategy Fund, Lord Abbett Multi-Asset Balanced Opportunity Fund, Lord Abbett Multi-Asset Growth Fund and Lord Abbett Multi-Asset Income Fund (collectively, the “Funds”), four of the twelve funds constituting the Lord Abbett Investment Trust (the “Trust”) as of November 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

January 27, 2015

Investments in Underlying Funds (unaudited)

The Funds invests in Underlying Funds managed by Lord Abbett. As of November 30, 2014, each Fund’s long-term investments were allocated among the Underlying Funds as follows:

Diversified Equity Strategy Fund’s Investments:

Underlying Fund Name	% of Investments
Lord Abbett Affiliated Fund, Inc. – Class I	20.02%
Lord Abbett Developing Growth Fund, Inc. – Class I	5.11%
Lord Abbett Securities Trust – Fundamental Equity Fund – Class I	15.06%
Lord Abbett Securities Trust – Growth Leaders Fund – Class I	15.25%
Lord Abbett Research Fund, Inc. – Growth Opportunities Fund – Class I	15.12%
Lord Abbett Securities Trust – International Core Equity Fund – Class I	11.79%
Lord Abbett Securities Trust – International Opportunities Fund – Class I	7.67%
Lord Abbett Securities Trust – Value Opportunities Fund – Class I	9.98%

Multi-Asset Balanced Opportunity Fund’s Investments:

Underlying Fund Name	% of Investments
Lord Abbett Affiliated Fund, Inc. – Class I	0.86%
Lord Abbett Equity Trust – Calibrated Large Cap Value Fund – Class I	9.54%
Lord Abbett Equity Trust – Calibrated Mid Cap Value Fund – Class I	12.76%
Lord Abbett Investment Trust – Convertible Fund – Class I	9.99%
Lord Abbett Investment Trust – Core Fixed Income Fund – Class I	3.00%
Lord Abbett Global Fund, Inc. Emerging Markets Currency Fund – Class I	5.70%
Lord Abbett Research Fund, Inc. – Growth Opportunities Fund – Class I	1.59%
Lord Abbett Investment Trust – High Yield Fund – Class I	25.26%
Lord Abbett Securities Trust – International Dividend Income Fund – Class I	13.13%
Lord Abbett Mid Cap Stock Fund, Inc. – Class I	12.66%
Lord Abbett Investment Trust – Short Duration Income Fund – Class I	5.51%

Multi-Asset Growth Fund’s Investments:

Underlying Fund Name	% of Investments
Lord Abbett Affiliated Fund, Inc. – Class I	7.97%
Lord Abbett Equity Trust – Calibrated Large Cap Value Fund – Class I	11.91%
Lord Abbett Equity Trust – Calibrated Mid Cap Value Fund – Class I	16.57%
Lord Abbett Investment Trust – Core Fixed Income Fund – Class I	2.27%
Lord Abbett Research Fund, Inc. – Growth Opportunities Fund – Class I	1.69%
Lord Abbett Investment Trust – High Yield Fund – Class I	25.15%
Lord Abbett Securities Trust – International Dividend Income Fund – Class I	15.51%
Lord Abbett Mid Cap Stock Fund, Inc. – Class I	16.51%
Lord Abbett Investment Trust – Short Duration Income Fund – Class I	2.42%

Investments in Underlying Funds (unaudited)(continued)

Multi-Asset Income Fund’s Investments:

Underlying Fund Name	% of Investments
Lord Abbett Affiliated Fund, Inc. – Class I	0.58%
Lord Abbett Equity Trust – Calibrated Mid Cap Value Fund – Class I	4.91%
Lord Abbett Investment Trust – Convertible Fund – Class I	9.96%
Lord Abbett Investment Trust – Core Fixed Income Fund – Class I	2.81%
Lord Abbett Global Fund, Inc. – Emerging Markets Currency Fund – Class I	5.84%
Lord Abbett Research Fund, Inc. – Growth Opportunities Fund – Class I	1.74%
Lord Abbett Investment Trust – High Yield Fund – Class I	35.45%
Lord Abbett Securities Trust – International Dividend Income Fund – Class I	8.47%
Lord Abbett Mid Cap Stock Fund, Inc. – Class I	4.86%
Lord Abbett Investment Trust – Short Duration Income Fund – Class I	25.38%

The Ten Largest Holdings and the Holdings by Sector, as of November 30, 2014, for each Underlying Fund are presented below. Each Underlying Fund’s annual and semiannual reports, which are sent to shareholders and filed with the SEC, contain information about the Underlying Fund’s portfolio holdings, including a complete schedule of holdings. A complete schedule of holdings for each Underlying Fund is also filed with the SEC on Form N-Q as of the end of each respective Underlying Fund’s first and third quarters. In addition, on or about the first day of the second month following each calendar quarter-end, each Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The information for the most recently ended calendar quarter may be viewed at www.lordabbett.com or requested at no charge by calling Lord Abbett at 888-522-2388.

Lord Abbett Affiliated Fund, Inc.

Ten Largest Holdings	% of Investments
JPMorgan Chase & Co.	3.97%
Pfizer, Inc.	3.75%
Cisco Systems, Inc.	3.64%
Chevron Corp.	3.44%
Wal-Mart Stores, Inc.	2.91%
Intel Corp.	2.55%
International Business Machines Corp.	2.40%
Bristol-Myers Squibb Co.	2.14%
AT&T, Inc.	2.11%
Altria Group, Inc.	2.08%

Investments in Underlying Funds (unaudited)(continued)

Holdings by Sector*	% of Investments
Consumer Discretionary	8.47%
Consumer Staples	11.79%
Energy	8.19%
Financials	21.25%
Health Care	11.73%
Industrials	11.24%
Information Technology	13.82%
Materials	3.64%
Telecommunication Services	3.98%
Utilities	5.45%
Repurchase Agreement	0.44%
Total	100.00%

* A sector may comprise several industries.

Lord Abbett Equity Trust – Calibrated Large Cap Value Fund

Ten Largest Holdings	% of Investments
JPMorgan Chase & Co.	4.17%
Pfizer, Inc.	3.92%
Chevron Corp.	3.35%
Exxon Mobil Corp.	2.83%
Citigroup, Inc.	2.79%
Morgan Stanley	2.37%
Allstate Corp. (The)	2.29%
AT&T, Inc.	2.28%
Aetna, Inc.	2.22%
Intel Corp.	2.04%

Holdings by Sector*	% of Investments
Consumer Discretionary	6.35%
Consumer Staples	6.94%
Energy	10.61%
Financials	29.82%
Health Care	13.40%
Industrials	10.83%
Information Technology	10.22%
Materials	3.19%
Telecommunication Services	2.28%
Utilities	5.75%
Repurchase Agreement	0.61%
Total	100.00%

* A sector may comprise several industries.

Investments in Underlying Funds (unaudited)(continued)

Lord Abbett Equity Trust – Calibrated Mid Cap Value Fund

Ten Largest Holdings	% of Investments
Whirlpool Corp.	2.47%
XL Group plc	2.32%
Kohl’s Corp.	2.17%
St. Jude Medical, Inc.	2.16%
Everest Re Group Ltd.	2.16%
Bunge Ltd.	2.09%
Hartford Financial Services Group, Inc. (The)	2.03%
Invesco Ltd.	2.03%
SCANA Corp.	1.99%
Rock-Tenn Co. Class A	1.96%

Holdings by Sector*	% of Investments
Consumer Discretionary	10.64%
Consumer Staples	3.37%
Energy	4.03%
Financials	33.38%
Health Care	9.00%
Industrials	9.74%
Information Technology	10.89%
Materials	6.75%
Utilities	11.64%
Repurchase Agreement	0.56%
Total	100.00%

* A sector may comprise several industries.

Lord Abbett Investment Trust – Convertible Fund

Ten Largest Holdings	% of Investments
Clearwire Communications LLC/Clearwire Finance, Inc., 8.25%, 12/1/2040	3.00%
Tesla Motors, Inc., 1.25%, 3/1/2021	2.60%
Yahoo!, Inc., 0.00%, 12/1/2018	2.55%
salesforce.com, Inc., 0.25%, 4/1/2018	2.37%
Cubist Pharmaceuticals, Inc., 1.125%, 9/1/2018	2.31%
Twitter, Inc., 1.00%, 9/15/2021	2.02%
RTI International Metals, Inc., 1.625%, 10/15/2019	1.97%
Intel Corp., 3.25%, 8/1/2039	1.96%
MGIC Investment Corp., 2.00%, 4/1/2020	1.92%
Micron Technology, Inc., 2.125%, 2/15/2033	1.87%

Investments in Underlying Funds (unaudited)(continued)

Holdings by Sector*	% of Investments
Consumer Discretionary	10.18%
Energy	5.04%
Financials	10.19%
Healthcare	20.42%
Industrials	3.42%
Materials	5.76%
Media	1.04%
Technology	31.72%
Telecommunications	4.81%
Transportation	2.12%
Utilities	1.64%
Repurchase Agreement	3.66%
Total	100.00%

* A sector may comprise several industries.

Lord Abbett Investment Trust – Core Fixed Income Fund

Ten Largest Holdings	% of Investments
Federal National Mortgage Assoc., 4.00%, TBA	8.84%
U.S. Treasury Note, 0.25%, 4/15/2016	6.47%
U.S. Treasury Note, 1.50%, 10/31/2019	5.72%
U.S. Treasury Note, 0.375%, 3/15/2015	4.99%
Federal National Mortgage Assoc., 3.50%, TBA	4.19%
U.S. Treasury Bond, 3.125%, 8/15/2044	3.66%
Federal National Mortgage Assoc., 4.50%, TBA	3.57%
U.S. Treasury Note, 0.50%, 7/31/2017	3.20%
U.S. Treasury Note, 0.875%, 4/15/2017	3.12%
U.S. Treasury Note, 1.25%, 11/30/2018	2.37%

Investments in Underlying Funds (unaudited)(continued)

Holdings by Sector*	% of Investments
Auto	0.32%
Basic Industry	0.35%
Consumer Cyclicals	1.48%
Consumer Discretionary	0.14%
Consumer Services	0.91%
Consumer Staples	0.27%
Energy	2.19%
Financial Service	26.05%
Foreign Government	1.69%
Health Care	1.10%
Integrated Oil	1.68%
Materials and Processing	1.34%
Municipal	1.00%
Producer Durables	0.80%
Technology	0.72%
Telecommunications	0.90%
Transportation	0.35%
U.S. Government	50.96%
Utilities	1.26%
Repurchase Agreement	6.49%
Total	100.00%

* A sector may comprise several industries.

Lord Abbett Developing Growth Fund, Inc.

Ten Largest Holdings	% of Investments
Receptos, Inc.	1.91%
DexCom, Inc.	1.57%
Agios Pharmaceuticals, Inc.	1.52%
Rentrak Corp.	1.48%
Cavium, Inc.	1.46%
Trex Co., Inc.	1.44%
Polypore International, Inc.	1.43%
Knight Transportation, Inc.	1.39%
LifeLock, Inc.	1.39%
Hain Celestial Group, Inc. (The)	1.38%

Holdings by Sector*	% of Investments
Consumer Discretionary	15.41%
Consumer Staples	4.73%
Energy	1.62%
Financials	7.14%
Health Care	21.86%
Industrials	14.08%
Information Technology	32.88%
Materials	0.72%
Repurchase Agreement	1.56%
Total	100.00%

* A sector may comprise several industries.

Investments in Underlying Funds (unaudited)(continued)

Lord Abbett Global Fund, Inc. – Emerging Markets Currency Fund

Ten Largest Holdings	% of Investments
Amgen Inc. Term Loan, 1.233%, 8/18/2018	1.25%
QVC, Inc., 7.375%, 10/15/2020	1.09%
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc., 7.625%, 4/1/2020	1.03%
Host Hotels & Resorts LP, 6.00%, 11/1/2020	0.96%
Activision Blizzard, Inc. Term Loan, 3.25%, 10/12/2020	0.93%
Laclede Group, Inc. (The), 0.982%, 8/15/2017	0.93%
Wachovia Bank Commercial Mortgage Trust 2005-C21 D, 5.417%, 10/15/2044	0.92%
Morgan Stanley, 5.95%, 12/28/2017	0.87%
EnLink Midstream Partners LP/EnLink Midstream Finance Corp., 7.125%. 6/1/2022	0.86%
Glencore Funding LLC, 1.396%, 5/27/2016	0.83%

Holdings by Sector*	% of Investments
Asset Backed	19.59%
Automotive	1.77%
Banking	5.90%
Basic Industry	2.97%
Capital Goods	1.11%
Consumer Goods	0.68%
Energy	9.08%
Financial Services	3.31%
Foreign Government	0.06%
Healthcare	4.61%
Insurance	1.11%
Leisure	3.26%
Media	2.37%
Mortgage Backed	29.15%
Municipal	0.19%
Real Estate	3.12%
Retail	2.98%
Services	1.33%
Technology & Electronics	2.07%
Telecommunications	0.89%
Transportation	1.24%
Utility	3.21%
Total	100.00%

* A sector may comprise several industries.

Lord Abbett Securities Trust – Fundamental Equity Fund

Ten Largest Holdings	% of Investments
Intel Corp.	3.73%
Chevron Corp.	3.59%
JPMorgan Chase & Co.	3.53%
Capital One Financial Corp.	2.93%
Allstate Corp. (The)	2.78%
McKesson Corp.	2.63%
Hartford Financial Services Group, Inc. (The)	2.51%
Eli Lilly & Co.	2.49%
Hewlett-Packard Co.	2.37%
General Dynamics Corp.	2.34%

Investments in Underlying Funds (unaudited)(continued)

Holdings by Sector*	% of Investments
Consumer Discretionary	9.84%
Consumer Staples	6.09%
Energy	8.55%
Financials	29.26%
Health Care	16.92%
Industrials	7.62%
Information Technology	11.91%
Materials	3.88%
Telecommunication Services	0.74%
Utilities	4.82%
Repurchase Agreement	0.37%
Total	100.00%

* A sector may comprise several industries.

Lord Abbett Securities Trust – Growth Leaders Fund

Ten Largest Holdings	% of Investments
Apple, Inc.	6.00%
Visa, Inc. Class A	2.63%
Facebook, Inc. Class A	2.47%
MasterCard, Inc. Class A	2.27%
Home Depot, Inc. (The)	2.21%
Celgene Corp.	2.10%
Microsoft Corp.	1.94%
Google, Inc. Class A	1.85%
Costco Wholesale Corp.	1.72%
NIKE, Inc. Class B	1.63%

Holdings by Sector*	% of Investments
Consumer Discretionary	16.59%
Consumer Staples	7.17%
Energy	1.55%
Financials	4.55%
Health Care	18.69%
Industrials	13.04%
Information Technology	34.25%
Materials	1.21%
Telecommunication Services	0.91%
Repurchase Agreement	2.04%
Total	100.00%

* A sector may comprise several industries.

Investments in Underlying Funds (unaudited)(continued)

Lord Abbett Research Fund, Inc. – Growth Opportunities Fund

Ten Largest Holdings	% of Investments
VF Corp.	2.16%
Intercontinental Exchange, Inc.	1.90%
AutoZone, Inc.	1.76%
LKQ Corp.	1.71%
LinkedIn Corp. Class A	1.67%
Moody’s Corp.	1.63%
Affiliated Managers Group, Inc.	1.63%
Tractor Supply Co.	1.55%
AmerisourceBergen Corp.	1.54%
Nordstrom, Inc.	1.54%

Holdings by Sector*	% of Investments
Consumer Discretionary	24.33%
Consumer Staples	7.21%
Energy	2.63%
Financials	10.87%
Health Care	18.33%
Industrials	17.44%
Information Technology	15.64%
Materials	1.83%
Telecommunication Services	1.22%
Repurchase Agreement	0.50%
Total	100.00%

* A sector may comprise several industries.

Lord Abbett Investment Trust – High Yield Fund

Ten Largest Holdings	% of Investments
Seven Generations Energy Ltd. (Canada), 8.25%, 5/15/2020	0.71%
WhiteWave Foods Co. (The), 5.375%, 10/1/2022	0.60%
AMC Networks, Inc., 4.75%, 12/15/2022	0.57%
Valeant Pharmaceuticals International, 6.375%, 10/15/2020	0.57%
Sabine Pass Liquefaction LLC, 6.25%, 3/15/2022	0.57%
DISH DBS Corp., 5.875%, 7/15/2022	0.53%
Numericable Group SA (France), 0.48%, 5/15/2022	0.47%
Intelsat Luxembourg SA (Luxembourg), 7.75%, 6/1/2021	0.47%
T-Mobile USA, Inc., 6.84%, 4/28/2023	0.45%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, 8.25%, 2/15/2021	0.45%

Investments in Underlying Funds (unaudited)(continued)

Holdings by Sector*	% of Investments
Asset Backed	0.12%
Automotive	2.13%
Banking	2.14%
Basic Industry	10.36%
Capital Goods	4.27%
Consumer Goods	6.57%
Energy	12.24%
Financial Services	3.80%
Foreign Sovereign	0.10%
Healthcare	9.31%
Insurance	0.79%
Leisure	5.71%
Media	9.01%
Real Estate	0.58%
Retail	6.59%
Services	4.14%
Technology & Electronics	6.48%
Telecommunications	5.41%
Utility	2.65%
Transportation	3.13%
Repurchase Agreement	4.47%
Total	100.00%

* A sector may comprise several industries.

Lord Abbett Investment Trust – Inflation Focused Fund

Ten Largest Holdings	% of Investments
U.S. Treasury Note, 0.375%, 3/15/2015	2.41%
U.S. Treasury Note, 2.125%, 12/31/2015	1.08%
Air Lease Corp., 5.625%, 4/1/2017	0.72%
BAMLL Commercial Mortgage Securities Trust 2014 – IP A, 2.808%, 6/15/2028	0.69%
LB-UBS Commercial Mortgage Trust 2006 – C7 AM, 5.378%, 11/15/2038	0.67%
Host Hotels & Resorts LP, 6.00%, 11/1/2020	0.65%
GS Mortgage Securities Trust 2012 – GC6 XA, 2.318%, 1/10/2045	0.61%
Government National Mortgage Assoc. 2014 – 64 A, 2.20%, 2/16/2045	0.61%
Wachovia Bank Commercial Mortgage Trust 2007 – C31 AM, 5.591%, 4/15/2047	0.60%
Government National Mortgage Assoc. 2014 – 64 IO, 1.309%, 12/16/2054	0.58%

Investments in Underlying Funds (unaudited)(continued)

Holdings by Sector*	% of Investments
Auto	0.89%
Basic Industry	0.74%
Capital Goods	0.09%
Consumer Cyclical	4.18%
Consumer Discretionary	1.81%
Consumer Non-Cyclical	0.04%
Consumer Services	1.41%
Consumer Staples	1.15%
Energy	6.22%
Financial Services	50.29%
Foreign Government	0.35%
Healthcare	4.50%
Integrated Oils	3.09%
Materials and Processing	3.04%
Municipal	0.09%
Producer Durables	0.59%
Technology	2.56%
Telecommunications	1.47%
Transportation	1.12%
U.S. Government	11.33%
Utilities	1.66%
Repurchase Agreement	3.38%
Total	100.00%

* A sector may comprise several industries.

Lord Abbett Securities Trust – International Core Equity Fund

Ten Largest Holdings	% of Investments
Roche Holding AG	2.34%
Heineken Holding NV	2.27%
Hitachi Ltd.	2.19%
Royal Dutch Shell plc ADR	1.97%
Imperial Tobacco Group plc	1.94%
Novartis AG Registered Shares	1.93%
Toyota Motor Corp.	1.88%
Fresenius SE & Co. KGaA	1.88%
Nestle SA Registered Shares	1.83%
TeliaSonera AB	1.83%

Investments in Underlying Funds (unaudited)(continued)

Holdings by Sector*	% of Investments
Consumer Discretionary	9.36%
Consumer Staples	10.52%
Energy	4.18%
Financials	26.66%
Health Care	11.83%
Industrials	13.62%
Information Technology	7.58%
Materials	2.78%
Telecommunication Services	5.89%
Utilities	5.74%
Repurchase Agreement	1.84%
Total	100.00%

* A sector may comprise several industries.

Lord Abbett Securities Trust – International Dividend Income Fund

Ten Largest Holdings	% of Investments
TeliaSonera AB	2.21%
National Australia Bank Ltd.	2.18%
Royal Dutch Shell plc ADR	1.98%
Imperial Tobacco Group plc	1.98%
Total SA ADR	1.96%
Freenet AG	1.94%
Roche Holding AG	1.80%
AstraZeneca plc	1.73%
HSBC Holdings plc	1.70%
Enagas SA	1.69%

Holdings by Sector*	% of Investments
Consumer Discretionary	10.04%
Consumer Staples	5.83%
Energy	8.25%
Financials	28.08%
Health Care	7.81%
Industrials	7.64%
Information Technology	3.33%
Materials	2.00%
Telecommunication Services	12.74%
Utilities	13.63%
Repurchase Agreement	0.65%
Total	100.00%

* A sector may comprise several industries.

Investments in Underlying Funds (unaudited)(continued)

Lord Abbett Securities Trust – International Opportunities Fund

Ten Largest Holdings	% of Investments
Arcadis NV	2.01%
Indiabulls Housing Finance Ltd.	1.95%
Arrow Global Group plc	1.71%
Toyo Tire & Rubber Co., Ltd.	1.64%
Axfood AB	1.61%
Altran Technologies SA	1.59%
Techtronic Industries Co., Ltd.	1.55%
Amer Sports OYJ	1.55%
Michael Page International plc	1.44%
Loomis AB Class B	1.44%

Holdings by Sector*	% of Investments
Consumer Discretionary	18.70%
Consumer Staples	6.03%
Energy	2.14%
Financials	23.69%
Health Care	4.07%
Industrials	21.48%
Information Technology	13.95%
Materials	4.47%
Telecommunication Services	0.67%
Utilities	3.88%
Repurchase Agreement	0.92%
Total	100.00%
* A sector may comprise several industries.

Lord Abbett Mid Cap Stock Fund, Inc.

Ten Largest Holdings	% of Investments
Hartford Financial Services Group, Inc. (The)	2.35%
XL Group plc (Ireland)	2.17%
International Paper Co.	1.96%
Invesco Ltd.	1.94%
Broadcom Corp. Class A	1.87%
Fidelity National Information Services, Inc.	1.84%
Lincoln National Corp.	1.81%
M&T Bank Corp.	1.80%
Jones Lang LaSalle, Inc.	1.80%
Wyndham Worldwide Corp.	1.77%

Investments in Underlying Funds (unaudited)(continued)

Holdings by Sector*	% of Investments
Consumer Discretionary	9.02%
Consumer Staples	2.96%
Energy	5.19%
Financials	33.75%
Health Care	9.61%
Industrials	10.60%
Information Technology	10.64%
Materials	8.87%
Utilities	8.20%
Repurchase Agreement	1.16%
Total	100.00%

* A sector may comprise several industries.

Lord Abbett Investment Trust – Short Duration Income Fund

Ten Largest Holdings	% of Investments
U.S. Treasury Note, 0.375%, 3/15/2015	2.44%
U.S. Treasury Note, 2.125%, 12/31/2015	1.00%
Air Lease Corp., 5.625%, 4/1/2017	0.72%
Host Hotels and Resorts LP, 6.00%, 11/1/2020	0.60%
Wachovia Bank Commercial Mortgage Trust 2007-C31 AM, 5.591%, 4/15/2047	0.57%
BAMLL Commercial Mortgage Securities Trust 2014-IP A, 2.808%, 6/15/2028	0.57%
Talisman Energy, Inc., Zero, 12/3/2014	0.52%
Omega Healthcare Investors, Inc., 6.75%, 10/15/2022	0.51%
Ladder Capital Commercial Mortgage Securities LLC 2014-PKMD B, 2.856%, 12/1/2044	0.51%
Bank of America NA, 5.30%, 3/15/2017	0.50%

Investments in Underlying Funds (unaudited)(continued)

Holdings by Sector*	% of Investments
Auto	1.19%
Basic Industry	0.69%
Capital Goods	0.06%
Consumer Cyclicals	4.00%
Consumer Discretionary	1.66%
Consumer Non-Cyclical	0.03%
Consumer Services	1.48%
Consumer Staples	1.20%
Energy	6.89%
Financial Services	53.69%
Foreign Government	0.36%
Health Care	4.63%
Integrated Oils	3.26%
Materials and Processing	3.08%
Municipal	0.11%
Producer Durables	0.50%
Technology	2.50%
Telecommunications	1.42%
Transportation	0.95%
U.S. Government	8.71%
Utilities	2.31%
Repurchase Agreement	1.28%
Total	100.00%

* A sector may comprise several industries

Lord Abbett Securities Trust – Value Opportunities Fund

Ten Largest Holdings	% of Investments
Akamai Technologies, Inc.	2.87%
Ryder System, Inc.	2.00%
HCC Insurance Holdings, Inc.	1.98%
Marvell Technology Group Ltd.	1.91%
Jarden Corp.	1.77%
PacWest Bancorp	1.69%
Pinnacle Foods, Inc.	1.57%
Portland General Electric Co.	1.54%
American Water Works Co., Inc.	1.53%
Camden Property Trust	1.53%

Investments in Underlying Funds (unaudited)(concluded)

Holdings by Sector*	% of Investments
Consumer Discretionary	12.89%
Consumer Staples	2.47%
Energy	5.33%
Financials	27.26%
Health Care	7.11%
Industrials	12.79%
Information Technology	17.56%
Materials	7.40%
Telecommunication Services	0.90%
Utilities	5.80%
Repurchase Agreement	0.49%
Total	100.00%

* A sector may comprise several industries.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Trust in accordance with the laws of the State of Delaware. The Board elects officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

Interested Trustee

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Trust as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Trustee and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Trustees

The following Independent Trustees also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Trustee since 1994; Chairman since 2013

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 – 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009–2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Trustee since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 – 2009). Other Directorships: None.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Trustee since 2014

Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001 – 2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999 – 2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Trustee since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 – 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Trustee since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2000

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 – 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 – 2009); and Officer and Director of Trinsum Group, a holding company (2007 – 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Trust. All of the officers of the Trust also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 1998	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Alan R. Kurtz (1976)	Executive Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2000.

Jeffrey D. Lapin (1967)	Executive Vice President	Elected in 2012	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Managing Director at Post Advisory Group, an asset management firm specializing in high yield securities (2005 – 2012).

Robert A. Lee (1969)	Executive Vice President	Elected in 1998	Partner and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2007	Partner and Portfolio Manager, joined Lord Abbett in 1998.

Steven F. Rocco (1979)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2004.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Senior Counsel, joined Lord Abbett in 2008.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years
Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2006 and was formerly Vice President and Legal Counsel at Credit Suisse Asset Management LLC and Associate at Willkie Farr & Gallagher LLP.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

Hyun Lee (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003 – 2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2011	Partner and Portfolio Manager, joined Lord Abbett in 2010 and was formerly a Senior Vice President – Director of Fundamental Research and Senior Portfolio Manager at Alliance Bernstein, LLP (2003 – 2010).

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years
Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Trust’s Trustees. It is available free upon request.

Householding

The Trust has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

The percentages below reflect the portion of ordinary income distributions that are eligible for the corporate dividend received deduction (DRD) and the qualified dividend income (QDI) for individual shareholders.

Fund Name	DRD	QDI
Diversified Equity Strategy Fund	29%	51%
Multi-Asset Balanced Opportunity Fund	13%	28%
Multi-Asset Growth Fund	18%	36%
Multi-Asset Income Fund	4%	14%

Additionally, of the distributions paid to shareholders during the fiscal year ended November 30, 2014, the following amounts represent capital gains.

Fund Name	Short-Term	Long-Term
Diversified Equity Strategy Fund	$–	$17,062,426
Multi-Asset Growth Fund	–	28,322,745
Multi-Asset Income Fund	850,458	27,639,886

Each fund intends to pass through foreign source income and foreign taxes as follows:

	Foreign
Fund Name	Source Income	Foreign Taxes
Diversified Equity Strategy Fund	$771,205	$108,397
Multi-Asset Balanced Opportunity Fund	11,506,286	1,225,667
Multi-Asset Growth Fund	8,010,892	846,565
Multi-Asset Income Fund	7,562,734	844,523

The percentages below reflect the portion of ordinary income distributions paid during the fiscal year ended November 30, 2014 that is tax-exempt dividend income.

Multi-Asset Balanced Opportunity Fund	0.32%
Multi-Asset Growth Fund	0.61%
Multi-Asset Income Fund	0.32%

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Investment Trust
Lord Abbett Diversified Equity Strategy Fund Lord Abbett Multi-Asset Balanced Opportunity Fund Lord Abbett Multi-Asset Growth Fund Lord Abbett Multi-Asset Income Fund	LASAF-2 (01/15)

2014 LORD ABBETT
ANNUAL REPORT

Lord Abbett

Convertible Fund

Floating Rate Fund

High Yield Fund

Income Fund

Inflation Focused Fund

Short Duration Income Fund

For the fiscal year ended November 30, 2014

1	A Letter to Shareholders

9	Investment Comparisons

15	Information About Your Fund’s Expenses and Holdings Presented by Sector

Schedules of Investments:

22	Convertible Fund

31	Floating Rate Fund

53	High Yield Fund

84	Income Fund

115	Inflation Focused Fund

161	Short Duration Income Fund

216	Statements of Assets and Liabilities

220	Statements of Operations

222	Statements of Changes in Net Assets

228	Financial Highlights

270	Notes to Financial Statements

302	Report of Independent Registered Public Accounting Firm

303	Supplemental Information to Shareholders

Lord Abbett Investment Trust

Lord Abbett Convertible Fund, Lord Abbett Floating Rate Fund, Lord Abbett High Yield Fund, Lord Abbett Income Fund, Lord Abbett Inflation Focused Fund, and Lord Abbett Short Duration Income Fund
Annual Report

For the fiscal year ended November 30, 2014

Daria L. Foster, Trustee, President and Chief Executive Officer of the Lord Abbett Funds, and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the fiscal year ended November 30, 2014. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Funds, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster
Trustee, President and Chief Executive Officer

Convertible Fund

For the fiscal year ended November 30, 2014, the Fund returned 8.99%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the BofA Merrill Lynch All Convertibles, All Qualities Index,1 which returned 12.44% over the same period.

The U.S. equity market and credit-sensitive sectors of the fixed-income market experienced positive returns during the 12-month period. These areas benefited from signs of an improving labor market, which is supportive of continued economic expansion. Within the convertible market, issuance has been strong, valuations have improved, and

1

robust fundamentals and a strong macro backdrop persist. Over the period, convertibles captured approximately 74% of the equity market upside, as measured by the S&P 500® Index.2

The technology and telecommunications sectors detracted most from the Fund’s performance relative to the index during the period. Within the technology sector, an overweight to the internet software and services industry and an underweight to the semiconductors industry hurt performance. A position in a Cornerstone OnDemand, Inc. convertible bond was the largest individual detractor within the technology sector. Shares of the common stock of the company, a provider of comprehensive learning and talent management software solutions, struggled in early 2014 as investors rotated out of high-multiple, high-growth momentum stocks. Similarly, convertible exposure to Medidata Solutions, Inc., a provider of cloud-based solutions for the life sciences industry, detracted from performance during the period as the common stock of Medidata fell with an unexpected revenue/EPS miss early in the year. Within the telecommunications sector, an out-of-benchmark position in Clearwire Communications LLC was the biggest individual detractor from performance. Although Clearwire Communications LLC, a provider of high-speed Internet services, was acquired by Sprint Communications in July 2013, both companies have struggled with the integration process.

The consumer staples and materials sectors contributed most to the Fund’s relative performance during the period. Within the consumer staples sector, an underweight to the food industry helped performance. Post Holdings, Inc., a manufacturer of ready-to-eat cereals, snacks, and active nutrition products, was the only food holding in the portfolio throughout the period. Within the materials sector, strong security selection in steel and precious metals contributed to performance. An overweight position in U.S. Steel Corporation, an integrated steel producer of flat-rolled and tubular products with production operations in the United States and Europe, contributed to relative performance. During the third quarter of 2014, U.S. Steel benefited from recent changes in strategic investments, strategic direction, and management philosophy, marking its strongest quarter since 2008.

Technology holding Micron Technology, Inc. was the largest individual contributor to relative performance, despite the technology sector detracting as a whole. Micron Technology Inc., a manufacturer and distributor of semiconductor solutions, benefited from bullish DRAM demand and positive pricing trends during the year. In addition, a convertible position in United Rentals, Inc. contributed to relative performance. Common stock of United Rentals Inc., an equipment rental company, correspondingly experienced strong

2

performance during the period, as the firm participated in robust rental volumes in the equipment rental industry, which also resulted in accelerated growth expectations.

Floating Rate Fund

For the fiscal year ended November 30, 2014, the Fund returned 2.54%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Credit Suisse Leveraged Loan Index,3 which returned 3.70% over the same period.

The leveraged credit sectors of the U.S. fixed-income market, including high-yield bonds and loans, experienced positive returns during the 12-month period, but underperformed traditional government-related and investment-grade securities within the fixed-income market as well as the U.S. equity market. With the expectation of rising interest rates in 2014, many investors favored leveraged loans in 2013. Leveraged loans, however, underperformed most other fixed-income asset classes this year, while traditional government-related securities within the fixed-income market were positively affected by falling Treasury bond yields. In a reversal from 2013, leveraged-loan mutual funds experienced outflows throughout much of 2014. However, these mutual-fund outflows were offset by significant collateralized loan obligation origination in the institutional market. Credit conditions remained strong, with a trailing 12-month institutional leveraged-loan default rate of 3.08% at period end.

While this default rate was higher than the 2.22% rate posted a year ago, defaults remained below the long-term average.

Detracting from the Fund’s relative performance during the period were holdings in the media/telecom and consumer non-durables sectors. As in past years, the Fund did not emphasize distressed loans, and, thus, the underweight allocation to this area of the market detracted from relative performance as distressed loans outperformed the overall loan market by more than 1,500 basis points.

Contributing to the Fund’s relative performance during the period were holdings in the service and aerospace sectors. The high-yield market outperformed the loan market during the period, and the Fund maintained a small allocation to this sector.

High Yield Fund

For the fiscal year ended November 30, 2014, the Fund returned 6.06%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the BofA Merrill Lynch U.S. High Yield Constrained Index,4 which returned 4.61% over the same period.

The leveraged credit sectors of the U.S. fixed-income market, including high-yield bonds and loans, experienced positive returns during the 12-month period, but underperformed traditional government-related and investment-grade securities within the fixed-income market as well as

3

the U.S. equity market. Government-related sectors of the bond market were positively affected by falling Treasury bond yields, while demand for corporate bonds was strong as investors continued to search for yield amid an environment of historically low rates. High-yield corporate spreads versus Treasuries widened during the period.

Contributing to the Fund’s relative performance during the period were holdings in the energy (exploration and production), gaming, and software/services industries. Overall, security selection aided relative Fund performance throughout the period, particularly within the energy (exploration and production) industry. The higher quality segment of the high-yield market outperformed the lower rated portion and the Fund was overweight in ‘BBB’ rated credits. The Fund’s underweight to ‘BB’ rated credits was likely a slight detractor from relative Fund performance, as ‘BB’ rated credits outperformed the high-yield market.

Detracting from the Fund’s relative performance during the period were holdings in the banking, telecom (wireline integrated and services), and chemicals industries. In addition, the Fund maintained a small allocation to leveraged loans, a market which underperformed the high-yield bond market during the period.

Income Fund

For the 12-month period ended November 30, 2014, the Fund returned 8.36%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Barclays U.S. Credit Bond Index,5 which returned 7.25% over the same period.

Yields on intermediate and longer-dated Treasury bonds fell over the 12-month period ending November 28, 2014, while the yield on the two-year Treasury note increased over the same period, leading to a slight flattening of the Treasury yield curve. U.S inflation rates remained modest, with the Consumer Price Index (CPI) rising 1.7% over the 12-month period ended October 31, 2014. Meanwhile, the employment picture continued to improve, as 321,000 jobs were added in November 2014, and the unemployment rate held at 5.8%. This compares with an unemployment rate of 7.0% a year earlier and 10.0% in October 2009. The U.S. Federal Reserve concluded its asset-purchase program in October 2014, and voted to maintain its ultra-low target range for the fed funds rate of 0.00 - 0.25%. In addition, when the Fed met on September 17-18, the central bank lowered its projections for 2015 gross domestic product (GDP) growth to 2.6% - 3.0%.

Although Treasury securities benefited from a general downtrend in interest rates, the more credit-sensitive Barclays U.S. Credit Bond Index outperformed the broad Treasury Index over the 12-month period. The primary factors affecting performance over the prior 12 months were the Fund’s

4

significant exposure to corporate bonds versus Treasury or agency securities.

Within the Fund’s corporate bond exposure, the strategy maintained its overweight to lower-quality investment-grade bonds, specifically ‘BBB’ rated securities as well as high-yield securities. Throughout the period, high-yield bonds underperformed and spreads widened. Over the period, ‘BBB’ rated securities outperformed higher rated bonds and the Fund was overweight ‘BBB’ rate securities compared to the benchmark.

The Fund in general maintained a modest exposure to certain emerging market currencies, although this allocation detracted from absolute performance, as the U.S. dollar strengthened against most currencies over the period. The Fund also maintained out-of-benchmark exposures to asset-backed, mortgage-backed, and commercial mortgage-backed securities, which most likely aided absolute performance.

Inflation Focused Fund

For the 12-month period ended November 30, 2014, the Fund returned -2.47%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Barclays U.S. 1-5 Year TIPS Index,6 which returned -0.17% over the same period.

Yields on intermediate and longer-dated Treasury bonds fell over the 12-month period ended November 28, 2014, while the yield on the two-year Treasury note increased over the same period, leading to a slight flattening of the Treasury yield curve. U.S inflation rates remained modest, with the Consumer Price Index (CPI) rising 1.7% over the 12-month period ended October 31, 2014. Meanwhile, the employment picture continued to improve, as 321,000 jobs were added in November 2014, and the unemployment rate held at 5.8%. This compares with an unemployment rate of 7.0% a year earlier, and a recent high of 10.0% in October of 2009. The U.S. Federal Reserve concluded its asset-purchase program in October 2014, and voted to maintain its ultra-low target range for the fed funds rate of 0.00% - 0.25%. In addition, following the Fed’s meeting on September 17-18, the central bank lowered its projections for 2015 gross domestic product (GDP) growth, to 2.6% - 3.0%.

As the Treasury curve flattened over the period, longer-dated bonds issued by the U.S. government outperformed their shorter-maturity cohorts. Broadly, however, credit-sensitive sectors of the market benefitted from higher yields, and outperformed Treasuries over the period.

This Fund features the use of Consumer Price Index swaps (CPI swaps) in an effort to effectively track the rate of inflation. During the period, expectations for future inflation trended lower, most prominently over the final three months. Consequently, the Fund’s CPI swap overlay significantly detracted from relative

5

performance, as the five and ten-year CPI Swaps lagged the Treasury Inflation Protected Securities (TIPS)-focused index.

Consistent with its strategic design, the Fund maintained exposures to a variety of bond market sectors outside the TIPS represented in the benchmark. Over the period, the mortgage-backed, commercial mortgage-backed, investment-grade corporate, and high-yield corporate bond sectors of the market outperformed TIPS, and the Fund held modest allocations to each of these sectors.

Short Duration Income Fund

For the 12-month period ended November 30, 2014, the Fund returned 2.30%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the BofA Merrill Lynch 1-3 year U.S. Corporate Credit Index,7 which returned 1.55% over the same period.

Yields on intermediate and longer-dated Treasury bonds fell over the 12-month period ending November 28, 2014, while the yield on the two-year Treasury note increased over the same period, leading to a slight flattening of the Treasury yield curve. U.S inflation rates remained modest, with the Consumer Price Index (CPI) rising 1.7% over the 12 months ending October 31, 2014. Meanwhile, the employment picture continued to improve, as 321,000 jobs were added in November of 2014, and the unemployment rate held at 5.8%. This compares with an unemployment rate of 7.0% a year earlier, and a recent high of 10.0% in October of 2009. The U.S. central bank (“the Fed”) concluded their asset purchase program in October of 2014, and voted to maintain its ultra-low target range for the fed funds rate of 0.00% - 0.25%. Additionally, when the Fed met on September 17-18, the Central Bank lowered its projections for 2015 gross domestic product (GDP) growth to 2.6% - 3.0%.

As the Treasury yield curve flattened over the period, longer-maturity bonds issued by the U.S. government outperformed their shorter-maturity cohorts. Broadly, however, credit-sensitive sectors of the market, benefitted from higher yields, and outperformed over the period.

Consistent with the Fund’s strategic design, the portfolio maintained exposures to a variety of bond market sectors, in addition to the investment-grade corporate bonds represented in the benchmark. This design allows for the flexibility to take advantage of relative value opportunities across sectors, and these weightings were important factors affecting performance. Over the period, the mortgage-backed and commercial mortgage-backed sectors of the market outperformed the corporate sector and the Fund maintained a modest exposure to mortgage-backed securities, and a significant exposure to commercial mortgage-backed securities. Within the Fund’s corporate bond exposure, the

6

strategy maintained a significant allocation to lower tiers of investment-grade bonds, specifically ‘BBB’-rated bonds. Over the 12 month period, the ‘BBB’-rated segment of the corporate bond market outperformed higher quality bonds. Additionally, security selection within corporate bonds contributed to relative performance. In contrast, the Fund maintained an allocation to asset-backed securities, primarily in securities backed by auto loans. This sector of the market underperformed the corporate sector over the period.

Each Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1 The BofA Merrill Lynch All Convertibles, All Qualities Index contains issues that have a greater than $50 million aggregate market value. The issues are U.S. dollar-denominated, sold into the U.S. market and publicly traded in the United States.

2 The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

3 The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.

4 The BofA Merrill Lynch U.S. High Yield Constrained Index is a capitalization-weighted index of all US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million. The index caps individual issuer at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. The face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis.

5 The Barclays U.S. Credit Bond Index is the U.S. Credit component of the U.S. Government/Credit index. The index includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government. All returns are market value-weighted inclusive of accrued interest.

6 The Barclays U.S. 1-5 Year TIPS Index (also known as Barclays 1-5 Year U.S. Inflation-Linked Treasury Index) is an unmanaged index comprised of U.S. Treasury Inflation Protected Securities with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than five years.

7 The BofA Merrill Lynch 1-3 Year U.S. Corporate Credit Index is an unmanaged index comprised of U.S. dollar denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with between one and three year remaining to final maturity.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

7

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such waivers and expense reimbursements, the Funds’ returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of November 30, 2014. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolios are actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

8

Convertible Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the BofA Merrill Lynch All Convertibles, All Qualities Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended November 30, 2014
	1 Year	5 Years	10 Years	Life of Class
Class A3	6.57%	9.92%	6.13%	–
Class B4	3.19%	9.30%	5.79%	–
Class C5	7.36%	9.75%	5.69%	–
Class F6	9.18%	10.58%	–	5.66%
Class I7	9.24%	10.69%	6.68%	–
Class P7	8.77%	10.20%	6.19%	–
Class R2[6]	8.65%	10.03%	–	5.27%
Class R3[6]	8.73%	10.16%	–	5.24%

Standardized Yield for the Period Ended November 30, 2014
Class A	Class B	Class C	Class F	Class I	Class P	Class R2	Class R3
0.60%	0.00%	0.00%	0.71%	0.81%	0.38%	0.22%	0.32%

1  Reflects the deduction of the maximum initial sales charge of 2.25%.

2  Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3  Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2014, is calculated using the SEC-required uniform method to compute such return.

4  Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for the Life of Class. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.)

5  The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6  Commenced operation and performance for the Class began on September 28, 2007. Performance is at net asset value.

7  Performance is at net asset value.

9

Floating Rate Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Credit Suisse Leveraged Loan Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2014

	1 Year	5 Years	Life of Class
Class A3	0.22%	5.40%	4.20%
Class C4	0.97%	5.18%	3.83%
Class F5	2.64%	6.00%	4.67%
Class I5	2.85%	6.13%	4.84%
Class R2[5]	2.14%	5.62%	4.39%
Class R3[5]	2.35%	5.62%	4.40%

Standardized Yield for the Period Ended November 30, 2014

Class A	Class C	Class F	Class I	Class R2	Class R3
4.14%	3.56%	4.33%	4.43%	3.83%	3.93%

1  Reflects the deduction of the maximum initial sales charge of 2.25%.

2  Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance for the index begins on December 31, 2007.

3  Class A commenced operations on December 14, 2007 and performance for the Class began on December 31, 2007. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2014, is calculated using the SEC–required uniform method to compute such return.

4 Class C commenced operations on December 14, 2007 and performance for the Class began on December 31, 2007. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5 Commenced operation on December 14, 2007 and performance for the Class began on December 31, 2007. Performance is at net asset value.

10

High Yield Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the BofA Merrill Lynch U.S. High Yield Constrained Index assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2014

	1 Year	5 Years	10 Years	Life of Class
Class A3	3.61%	9.80%	7.53%	–
Class B4	0.27%	9.17%	7.16%	–
Class C5	4.42%	9.54%	7.03%	–
Class F6	6.16%	10.42%	–	8.69%
Class I7	6.27%	10.53%	8.04%	–
Class P7	5.68%	10.02%	7.57%	–
Class R2[6]	5.52%	9.88%	–	8.25%
Class R3[6]	5.63%	9.99%	–	8.35%

Standardized Yield for the Period Ended November 30, 2014

Class A	Class B	Class C	Class F	Class I	Class P	Class R2	Class R3
5.02%	4.34%	4.48%	5.21%	5.32%	4.90%	4.74%	4.84%

1 Reflects the deduction of the maximum initial sales charge of 2.25%.

2 Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3 Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2014 is calculated using the SEC-required uniform method to compute such return.

4 Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5 The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6 Commenced operation and performance for the Class began on September 28, 2007. Performance is at net asset value.

7 Performance is at net asset value.

11

Income Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Barclays U.S. Credit Bond Index, the Barclays U.S. Aggregate Bond Index and the Barclays Baa Corporate Bond Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2014

	1 Year	5 Years	10 Years	Life of Class
Class A3	5.78%	7.06%	6.47%	–
Class B4	2.50%	6.37%	6.10%	–
Class C5	6.65%	6.79%	6.00%	–
Class F6	8.46%	7.62%	–	8.15%
Class I7	8.57%	7.81%	7.01%	–
Class R2[8]	7.90%	7.28%	–	8.06%
Class R3[8]	8.04%	7.30%	–	7.98%

Standardized Yield for the Period Ended November 30, 2014

Class A	Class B	Class C	Class F	Class I	Class R2	Class R3
3.94%	3.25%	3.41%	4.13%	4.24%	3.64%	3.74%

1  Reflects the deduction of the maximum initial sales charge of 2.25%.

2  Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3  Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2014, is calculated using the SEC-required uniform method to compute such return.

4  Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5  The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6  Commenced operation and performance for the Class began on September 28, 2007. Performance is at net asset value.

7  Performance is at net asset value.

8  Commenced operation and performance for the Class began on July 2, 2008. Performance is at net asset value.

12

Inflation Focused Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Barclays U.S. 1–5 Year TIPS Index, the Barclays 1–3 Year Government/Credit Bond Index, the BofA Merrill Lynch 1–3 Year U.S. Corporate Index and the Consumer Price Index for all Urban Consumers (“CPI-U”) assuming reinvestment of all dividends and distributions. The Fund believes that the Barclays U.S. 1–5 Year TIPS Index more closely reflects the Fund’s investment strategies than the Barclays 1–3 Year Government/Credit Bond Index. Therefore, the Fund will remove the Barclays 1–3 Year Government/Credit Bond Index from its next annual report. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2014

	1 Year	Life of Class
Class A3	–4.69%	–0.23%
Class C4	–4.14%	–0.32%
Class F5	–2.44%	0.52%
Class I5	–2.27%	0.62%
Class R2[5]	–2.92%	0.19%
Class R3[5]	–2.75%	0.23%

Standardized Yield for the Period Ended November 30, 2014

Class A	Class C	Class F	Class I	Class R2	Class R3
2.43%	1.92%	2.66%	2.76%	2.16%	2.26%

1 Reflects the deduction of the maximum initial sales charge of 2.25%.

2 Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3 Class A shares commenced operations on April 20, 2011. Performance for the Class began April 29, 2011. Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for period shown ended November 30, 2014, is calculated using the SEC required uniform method to compute such return.

4 Class C shares commenced operations on April 20, 2011.

The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for the Class began April 29, 2011. Performance for other periods is at net asset value.

5 Commenced operation on April 20, 2011. Performance for the Class began April 29, 2011. Performance is at net asset value.

13

Short Duration Income Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the BofA Merrill Lynch 1–3 Year U.S. Corporate Index assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2014

	1 Year	5 Years	10 Years	Life of Class
Class A3	–0.10%	3.52%	4.33%	–
Class B4	–3.64%	2.80%	3.96%	–
Class C5	0.65%	3.28%	3.83%	–
Class F6	2.40%	4.11%	–	5.31%
Class I7	2.50%	4.21%	4.87%	–
Class R2[8]	1.68%	3.56%	–	4.18%
Class R3[8]	1.78%	3.67%	–	4.27%

Standardized Yield for the Period Ended November 30, 2014

Class A	Class B	Class C	Class F	Class I	Class R2	Class R3
2.55%	1.82%	1.96%	2.70%	2.80%	2.21%	2.31%

1 Reflects the deduction of the maximum initial sales charge of 2.25%.

2 Performance of the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3 Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2014, is calculated using the SEC-required uniform method to compute such return.

4 Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for Life of Class. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.)

5 The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6 Commenced operation and performance for the Class began on September 28, 2007. Performance is at net asset value.

7 Performance is at net asset value.

8 Commenced operation and performance for the Class began on July 21, 2009. Performance is at net asset value.

14

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2014 through November 30, 2014).

Actual Expenses

For each class of each Fund, the first line of the table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 6/1/14 – 11/30/14” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

15

Convertible Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
			6/1/14 –
	6/1/14	11/30/14	11/30/14
Class A
Actual	$1,000.00	$1,038.80	$5.42
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.75	$5.37
Class B
Actual	$1,000.00	$1,034.50	$9.49
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.74	$9.40
Class C
Actual	$1,000.00	$1,035.60	$8.78
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.44	$8.69
Class F
Actual	$1,000.00	$1,040.10	$4.91
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.26	$4.86
Class I
Actual	$1,000.00	$1,039.70	$4.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.76	$4.36
Class P
Actual	$1,000.00	$1,037.80	$6.69
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.50	$6.63
Class R2
Actual	$1,000.00	$1,037.40	$7.46
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.75	$7.39
Class R3
Actual	$1,000.00	$1,037.50	$6.95
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.25	$6.88

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.06% for Class A, 1.86% for Class B, 1.72% for Class C, 0.96% for Class F, 0.86% for Class I, 1.31% for Class P, 1.46% for Class R2 and 1.36% for Class R3) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2014

Sector*	%**
Consumer Discretionary	10.18%
Energy	5.04%
Financials	10.19%
Health Care	20.42%
Industrials	3.42%
Materials	5.76%
Sector*	%**
Media	1.04%
Technology	31.72%
Telecommunications	4.81%
Transportation	2.12%
Utilities	1.64%
Repurchase Agreement	3.66%
Total	100.00%
*	A sector may comprise several industries.
**	Represents percent of total investments.

16

Floating Rate Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
			6/1/14 –
	6/1/14	11/30/14	11/30/14
Class A
Actual	$1,000.00	$1,004.40	$4.12
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.96	$4.15
Class C
Actual	$1,000.00	$1,002.10	$7.48
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.60	$7.54
Class F
Actual	$1,000.00	$1,004.90	$3.62
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.46	$3.65
Class I
Actual	$1,000.00	$1,006.50	$3.07
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.01	$3.09
Class R2
Actual	$1,000.00	$1,002.50	$6.12
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.95	$6.17
Class R3
Actual	$1,000.00	$1,004.00	$5.58
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.50	$5.62

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.82% for Class A, 1.49% for Class C, 0.72% for Class F, 0.61% for Class I, 1.22% for Class R2 and 1.11% for Class R3) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2014

Sector*	%**
Aerospace	3.13%
Chemicals	4.20%
Consumer Durables	0.28%
Consumer Non-Durables	1.55%
Energy	5.74%
Financial	4.63%
Food & Drug	2.62%
Food/Tobacco	3.97%
Forest Products	2.37%
Gaming/Leisure	8.23%
Healthcare	10.56%
Sector*	%**
Housing	2.27%
Information Technology	6.65%
Manufacturing	4.15%
Media/Telecommunications	13.32%
Metals/Minerals	0.92%
Retail	4.22%
Service	11.71%
Transportation	1.74%
Utility	5.08%
Repurchase Agreement	2.66%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

17

High Yield Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
			6/1/14 –
	6/1/14	11/30/14	11/30/14
Class A
Actual	$1,000.00	$1,004.00	$4.82
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.26	$4.86
Class B
Actual	$1,000.00	$ 998.70	$8.82
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.24	$8.90
Class C
Actual	$1,000.00	$1,000.70	$8.07
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.00	$8.14
Class F
Actual	$1,000.00	$1,004.50	$4.32
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.76	$4.36
Class I
Actual	$1,000.00	$1,005.10	$3.82
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.26	$3.85
Class P
Actual	$1,000.00	$1,001.90	$6.07
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.00	$6.12
Class R2
Actual	$1,000.00	$1,001.00	$6.82
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.25	$6.88
Class R3
Actual	$1,000.00	$1,001.50	$6.32
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.75	$6.38

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.96% for Class A, 1.76% for Class B, 1.61% for Class C, 0.86% for Class F, 0.76% for Class I, 1.21% for Class P, 1.36% for Class R2 and 1.26% for Class R3) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2014

Sector*	%**
Asset Backed	0.12%
Automotive	2.13%
Banking	2.14%
Basic Industry	10.36%
Capital Goods	4.27%
Consumer Goods	6.57%
Energy	12.24%
Financial Services	3.80%
Foreign Sovereign	0.10%
Healthcare	9.31%
Sector*	%**
Insurance	0.79%
Leisure	5.71%
Media	9.01%
Real Estate	0.58%
Retail	6.59%
Services	4.14%
Technology & Electronics	6.48%
Telecommunications	5.41%
Transportation	2.65%
Utility	3.13%
Repurchase Agreement	4.47%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

18

Income Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
			6/1/14 –
	6/1/14	11/30/14	11/30/14
Class A
Actual	$1,000.00	$1,013.30	$3.94
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.16	$3.95
Class B
Actual	$1,000.00	$1,005.90	$7.95
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.15	$7.99
Class C
Actual	$1,000.00	$1,006.70	$7.14
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.95	$7.18
Class F
Actual	$1,000.00	$1,013.70	$3.43
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.66	$3.45
Class I
Actual	$1,000.00	$1,014.30	$2.93
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.16	$2.94
Class R2
Actual	$1,000.00	$1,011.40	$5.95
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.15	$5.97
Class R3
Actual	$1,000.00	$1,011.90	$5.45
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.65	$5.47

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.78% for Class A, 1.58% for Class B, 1.42% for Class C, 0.68% for Class F, 0.58% for Class I, 1.18% for Class R2 and 1.08% for Class R3) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2014

Sector*	%**
Auto	1.42%
Basic Industry	1.59%
Capital Goods	0.18%
Consumer Cyclicals	6.41%
Consumer Discretionary	1.76%
Consumer Non-Cyclical	0.11%
Consumer Services	3.41%
Consumer Staples	2.78%
Energy	9.24%
Financial Services	30.55%
Foreign Government	0.46%
Health Care	4.36%
Sector*	%**
Integrated Oils	4.56%
Materials and Processing	4.39%
Municipal	2.86%
Producer Durables	1.70%
Technology	2.74%
Telecommunications	4.75%
Transportation	1.40%
U.S. Government	6.88%
Utilities	3.94%
Repurchase Agreement	4.51%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

19

Inflation Focused Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
			6/1/14 –
	6/1/14	11/30/14	11/30/14
Class A
Actual	$1,000.00	$ 961.70	$3.69
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.31	$3.80
Class C
Actual	$1,000.00	$ 957.90	$6.97
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.95	$7.18
Class F
Actual	$1,000.00	$ 961.50	$3.20
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.81	$3.29
Class I
Actual	$1,000.00	$ 962.60	$2.71
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.31	$2.79
Class R2
Actual	$1,000.00	$ 959.80	$5.65
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.30	$5.82
Class R3
Actual	$1,000.00	$ 960.30	$5.16
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.80	$5.32

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.75% for Class A, 1.42% for Class C, 0.65% for Class F, 0.55% for Class I, 1.15% for Class R2 and 1.05% for Class R3) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2014

Sector*	%**
Auto	0.89%
Basic Industry	0.74%
Capital Goods	0.09%
Consumer Cyclicals	4.18%
Consumer Discretionary	1.81%
Consumer Non-Cyclical	0.04%
Consumer Services	1.41%
Consumer Staples	1.15%
Energy	6.22%
Financial Services	50.29%
Foreign Government	0.35%
Health Care	4.50%
Sector*	%**
Integrated Oils	3.09%
Materials and Processing	3.04%
Municipal	0.09%
Producer Durables	0.59%
Technology	2.56%
Telecommunications	1.47%
Transportation	1.12%
U.S. Government	11.33%
Utilities	1.66%
Repurchase Agreement	3.38%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

20

Short Duration Income Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
			6/1/14 –
	6/1/14	11/30/14	11/30/14
Class A
Actual	$1,000.00	$1,005.50	$3.02
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.06	$3.04
Class B
Actual	$1,000.00	$ 999.30	$7.02
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.05	$7.08
Class C
Actual	$1,000.00	$1,002.30	$6.27
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.80	$6.33
Class F
Actual	$1,000.00	$1,006.00	$2.51
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.56	$2.54
Class I
Actual	$1,000.00	$1,006.50	$2.01
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.06	$2.03
Class R2
Actual	$1,000.00	$1,003.50	$5.02
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.05	$5.06
Class R3
Actual	$1,000.00	$1,001.80	$4.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.56	$4.56

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.60% for Class A, 1.40% for Class B, 1.25% for Class C, 0.50% for Class F, 0.40% for Class I, 1.00% for Class R2 and 0.90% for Class R3) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2014

Sector*	%**
Auto	1.19%
Basic Industry	0.69%
Capital Goods	0.06%
Consumer Cyclicals	4.00%
Consumer Discretionary	1.66%
Consumer Non-Cyclical	0.03%
Consumer Services	1.48%
Consumer Staples	1.20%
Energy	6.89%
Financial Services	53.69%
Foreign Government	0.36%
Health Care	4.63%
Sector*	%**
Integrated Oils	3.26%
Materials and Processing	3.08%
Municipal	0.11%
Producer Durables	0.50%
Technology	2.50%
Telecommunications	1.42%
Transportation	0.95%
U.S. Government	8.71%
Utilities	2.31%
Repurchase Agreement	1.28%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

21

Schedule of Investments

CONVERTIBLE FUND November 30, 2014

	Shares	Fair
Investments	(000)	Value
LONG-TERM INVESTMENTS 96.60%

COMMON STOCKS 10.99%

Biotechnology 0.63%
Merrimack Pharmaceuticals, Inc.*	54	$491,205
Vertex Pharmaceuticals, Inc.*	41	4,833,080
Total		5,324,285

Chemicals 0.30%
Axalta Coating Systems Ltd.*	107	2,539,460

Commercial Services 0.54%
Robert Half International, Inc.	80	4,543,200

Consumer Services 0.49%
LifeLock, Inc.*	253	4,177,030

Insurance: Life 0.40%
Prudential Financial, Inc.	40	3,399,200

Insurance: Multi-Line 0.52%
Allstate Corp. (The)	64	4,361,600

Internet Software & Services 1.17%
Alibaba Group Holding Ltd. ADR*	6	636,348
Bazaarvoice, Inc.*	120	883,200
King Digital Entertainment plc (Ireland)(a)	205	3,126,250
LinkedIn Corp. Class A*	9	2,036,430
Marketo, Inc.*	50	1,598,000
Rocket Fuel, Inc.*	100	1,635,000
Total		9,915,228

Lodging 0.42%
Starwood Hotels & Resorts Worldwide, Inc.	45	3,555,000

Miscellaneous: Financial 1.42%
Ares Management LP	203	3,288,600
OM Asset Management plc (United Kingdom)*(a)	565	8,757,500
Total		12,046,100

Oil: Integrated 0.61%
Range Resources Corp.	79	5,186,350

22	See Notes to Financial Statements.

Schedule of Investments (continued)

CONVERTIBLE FUND November 30, 2014

			Shares		Fair
Investments			(000)		Value
Paper & Forest Products 0.74%
Domtar Corp. (Canada)(a)				153	$6,227,100

Pharmaceuticals 0.09%
Intercept Pharmaceuticals, Inc.*				5	718,650

Real Estate 0.87%
Ares Commercial Real Estate Corp.				258	3,083,100
Boston Properties, Inc.				33	4,278,120
Total					7,361,220

Restaurants 0.50%
Chipotle Mexican Grill, Inc.*				3	1,990,860
Starbucks Corp.				27	2,192,670
Total					4,183,530

Semiconductors 0.36%
ASML Holding NV (Netherlands)(a)				29	3,064,720

Software—Applications & Systems 1.49%
Cognizant Technology Solutions Corp. Class A*				50	2,699,500
FireEye, Inc.*				174	5,270,460
Splunk, Inc.*				69	4,629,900
Total					12,599,860

Steel 0.44%
Allegheny Technologies, Inc.				110	3,705,900
Total Common Stocks (cost $88,611,016)					92,908,433

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)
CONVERTIBLE BONDS 76.72%

Airlines 0.99%
United Airlines, Inc.	4.50%	1/15/2015		$2,578	8,359,165

Autos 4.55%
Central European Media Enterprises Ltd.	5.00%	11/15/2015		10,000	10,100,000
Tesla Motors, Inc.	1.25%	3/1/2021		23,130	22,132,519
Volkswagen International Finance NV†(b)	5.50%	11/9/2015	EUR	4,500	6,242,928
Total					38,475,447

See Notes to Financial Statements.	23

Schedule of Investments (continued)

CONVERTIBLE FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Biotechnology 7.98%
Array BioPharma, Inc.	3.00%	6/1/2020	$1,990	$1,702,694
Cepheid, Inc.†	1.25%	2/1/2021	12,280	13,745,925
Clovis Oncology, Inc.†	2.50%	9/15/2021	6,000	6,292,500
Cubist Pharmaceuticals, Inc.	1.125%	9/1/2018	16,850	19,651,312
Incyte Corp. Ltd.	1.25%	11/15/2020	6,100	9,760,000
Merrimack Pharmaceuticals, Inc.	4.50%	7/15/2020	3,062	4,970,009
Regeneron Pharmaceuticals, Inc.	1.875%	10/1/2016	2,300	11,359,125
Total				67,481,565

Commercial Services 1.53%
Live Nation Entertainment, Inc.†	2.50%	5/15/2019	7,710	8,259,338
Macquarie Infrastructure Co. LLC	2.875%	7/15/2019	4,130	4,659,156
Total				12,918,494

Computers & Peripherals 1.29%
SanDisk Corp.	0.50%	10/15/2020	8,750	10,937,500

Diversified Financials 3.67%
Janus Capital Group, Inc.	0.75%	7/15/2018	2,610	3,897,056
MGIC Investment Corp.	2.00%	4/1/2020	11,160	16,300,575
PRA Group, Inc.	3.00%	8/1/2020	9,510	10,859,231
Total				31,056,862

e-Commerce 1.79%
HomeAway, Inc.†	0.125%	4/1/2019	15,880	15,145,550

Electronic Equipment & Instruments 0.49%
InvenSense, Inc.	1.75%	11/1/2018	4,505	4,158,678

Entertainment 1.05%
CenterPoint Energy, Inc. (3.943% after 12/15/2014)~	3.719%	9/15/2029	133	8,831,398

Health Equipment & Supply 0.96%
Fluidigm Corp.	2.75%	2/1/2034	8,705	8,128,294

Health Services 5.82%
Carriage Services, Inc.†	2.75%	3/15/2021	13,495	14,178,252
Medivation, Inc.	2.625%	4/1/2017	3,275	7,419,922
Omnicare, Inc.	3.25%	12/15/2035	7,305	8,377,922
Omnicare, Inc.	3.50%	2/15/2044	9,592	11,306,570
WellPoint, Inc.	2.75%	10/15/2042	4,510	7,940,418
Total				49,223,084

24	See Notes to Financial Statements.

Schedule of Investments (continued)

CONVERTIBLE FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Homebuilders 0.87%
KB Home	1.375%	2/1/2019	$4,240	$4,261,200
Toll Brothers Finance Corp.	0.50%	9/15/2032	3,040	3,129,300
Total				7,390,500

Internet Software & Services 8.84%
Akamai Technologies, Inc.†	Zero Coupon	2/15/2019	9,090	9,374,108
LinkedIn Corp.†	0.50%	11/1/2019	6,205	6,480,378
MercadoLibre, Inc. (Argentina)†(a)	2.25%	7/1/2019	4,055	5,180,263
Priceline Group, Inc. (The)	1.00%	3/15/2018	5,610	7,591,031
Qihoo 360 Technology Co., Ltd. (China)†(a)	0.50%	8/15/2020	5,500	5,156,250
Twitter, Inc.†	1.00%	9/15/2021	18,770	17,209,744
Vipshop Holdings Ltd. (China)(a)	1.50%	3/15/2019	1,550	2,052,781
Yahoo!, Inc.†	Zero Coupon	12/1/2018	18,820	21,654,762
Total				74,699,317

Leisure Facilities 1.24%
MGM Resorts International	4.25%	4/15/2015	8,310	10,455,019

Machinery 1.37%
Chart Industries, Inc.	2.00%	8/1/2018	11,340	11,602,237

Miscellaneous: Energy 0.81%
SolarCity Corp.†	1.625%	11/1/2019	7,345	6,826,259

Miscellaneous: Materials 1.98%
RTI International Metals, Inc.	1.625%	10/15/2019	17,575	16,773,141

Miscellaneous: Transportation 1.15%
Air Lease Corp.	3.875%	12/1/2018	6,605	9,705,222

Oil & Gas Products 0.61%
Energy XXI Ltd.†	3.00%	12/15/2018	7,890	5,167,950

Oil: Integrated 2.29%
Cobalt International Energy, Inc.	2.625%	12/1/2019	13,710	9,691,256
Goodrich Petroleum Corp.	5.00%	10/1/2032	6,773	4,588,708
PDC Energy, Inc.†	3.25%	5/15/2016	5,020	5,107,850
Total				19,387,814

Pharmaceuticals 5.06%
Gilead Sciences, Inc.	1.625%	5/1/2016	3,445	15,183,855
Isis Pharmaceuticals, Inc.†	1.00%	11/15/2021	3,465	3,499,650

See Notes to Financial Statements.	25

Schedule of Investments (continued)

CONVERTIBLE FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Pharmaceuticals (continued)
Mylan, Inc.	3.75%	9/15/2015	$2,920	$12,858,950
Salix Pharmaceuticals Ltd.	1.50%	3/15/2019	6,725	11,201,328
Total				42,743,783

Retail: Specialty 1.84%
Restoration Hardware Holdings, Inc.†	Zero Coupon	6/15/2019	15,755	15,548,216

Semiconductors 9.08%
Intel Corp.	3.25%	8/1/2039	9,245	16,623,712
Lam Research Corp.	0.50%	5/15/2016	8,725	12,116,844
Micron Technology, Inc.	2.125%	2/15/2033	4,830	15,902,775
Micron Technology, Inc.	3.00%	11/15/2043	8,855	11,943,181
Rambus, Inc.	1.125%	8/15/2018	6,745	7,954,884
SunPower Corp.	0.75%	6/1/2018	9,460	12,262,525
Total				76,803,921

Software: Applications & Systems 7.38%
KEYW Holding Corp. (The)	2.50%	7/15/2019	10,500	9,673,125
Proofpoint, Inc.†	1.25%	12/15/2018	6,785	8,739,928
salesforce.com, Inc.	0.25%	4/1/2018	17,645	20,192,497
ServiceNow, Inc.	Zero Coupon	11/1/2018	10,605	11,771,550
Workday, Inc.	1.50%	7/15/2020	9,355	12,027,022
Total				62,404,122

Steel 1.06%
U.S. Steel Corp.	2.75%	4/1/2019	6,085	8,918,328

Wireless Communications Services 3.02%
Clearwire Communications LLC/Clearwire Finance, Inc.†	8.25%	12/1/2040	23,108	25,534,340
Total Convertible Bonds (cost $631,176,885)				648,676,206

	Dividend		Shares
	Rate		(000)
CONVERTIBLE PREFERRED STOCKS 7.62%

Banks: Regional 1.67%
Wells Fargo & Co.	7.50%		12	14,142,697

Diversified Financials 1.17%
AMG Capital Trust II	5.15%		161	9,901,500

26	See Notes to Financial Statements.

Schedule of Investments (continued)

CONVERTIBLE FUND November 30, 2014

	Dividend		Shares	Fair
Investments	Rate		(000)	Value
Diversified Metals & Mining 0.98%
Alcoa, Inc.	5.375%		156	$8,312,135

Homebuilders 0.33%
William Lyon Homes, Inc. Unit*	Zero Coupon		26	2,772,998

Utilities: Electric 1.65%
NextEra Energy, Inc.	5.889%		211	13,914,348

Wireless Communications Services 1.82%
Crown Castle International Corp.	4.50%		145	15,354,206
Total Convertible Preferred Stocks (cost $61,914,789)				64,397,884

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)
CORPORATE BONDS 1.27%

Banks: Regional 0.51%
Wells Fargo & Co.†	0.125%	4/28/2021	$4,320	4,354,560

Containers & Packaging 0.29%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA	8.50%	5/15/2018	2,380	2,463,300

Oil & Gas Products 0.47%
Newfield Exploration Co.	6.875%	2/1/2020	3,806	3,953,482
Total Corporate Bonds (cost $10,726,346)				10,771,342

	Exercise	Expiration	Shares
	Price	Date	(000)
WARRANT 0.00%

Miscellaneous: Energy
Evergreen Energy, Inc.*
(cost $0)	$7.20	2/4/2016	182	–	(c)
Total Long-Term Investments (cost $792,429,036)				816,753,865

See Notes to Financial Statements.	27

Schedule of Investments (continued)

CONVERTIBLE FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
SHORT-TERM INVESTMENTS 3.96%

CONVERTIBLE BOND 0.28%

Oil: Integrated
Lukoil International Finance BV (Netherlands)(a)
(cost $2,457,500)	2.625%	6/16/2015	$2,400	$2,358,000

Repurchase Agreement 3.68%
Repurchase Agreement dated 11/28/2014, Zero Coupon due 12/1/2014 with Fixed Income Clearing Corp. collateralized by $31,235,000 of U.S. Treasury Note at 2.125% due 9/30/2021; value: $31,742,569; proceeds: $31,119,136 (cost $31,119,136)			31,119	31,119,136
Total Short-Term Investments (cost $33,576,636)				33,477,136
Total Investments in Securities 100.56% (cost $826,005,672)				850,231,001
Liabilities in Excess of Other Assets(d) (0.56%)				(4,700,630)
Net Assets 100.00%				$845,530,371

ADR	American Depositary Receipt.
Unit	More than one class of securities traded together.
EUR	euro.
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
~	Deferred interest debentures pay the stated rate, after which they pay a predetermined interest rate.
(a)	Foreign security traded in U.S. dollars.
(b)	Investment in non-U.S. dollar denominated securities.
(c)	Valued at zero as of November 30, 2014.
(d)	Liabilities in Excess of Other Assets include net unrealized appreciation on forward foreign currency exchange contracts as follows:

28	See Notes to Financial Statements.

Schedule of Investments (continued)

CONVERTIBLE FUND November 30, 2014

Open Forward Foreign Currency Exchange Contracts at November 30, 2014:

Forward
Foreign					U.S. $
Currency					Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Appreciation
euro	Sell	J.P. Morgan	1/20/2015	4,590,000	$5,871,812	$5,709,233	$162,579

The following is a summary of the inputs used as of November 30, 2014 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3		Total
Common Stocks	$92,908,433	$–	$–		$92,908,433
Convertible Bonds	–	651,034,206	–		651,034,206
Convertible Preferred Stocks
Banks: Regional(3)	–	14,142,697	–		14,142,697
Diversified Financials	–	9,901,500	–		9,901,500
Diversified Metals & Mining	–	8,312,135	–		8,312,135
Homebuilders	–	2,772,998	–		2,772,998
Utilities: Electric	13,914,348	–	–		13,914,348
Wireless Communications Services	–	15,354,206	–		15,354,206
Corporate Bonds	–	10,771,342	–		10,771,342
Warrant	–	–	–	(4)	–	(4)
Repurchase Agreement	–	31,119,136	–		31,119,136
Total	$106,822,781	$743,408,220	$–	(4)	$850,231,001

Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$162,579	$–		$162,579
Liabilities	–	–	–		–
Total	$–	$162,579	$–		$162,579

(1)	Refer to note 2(r) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy.
(3)	As of November 30, 2014, Wells Fargo & Co. was categorized as Level 2 due to limited market activity resulting in observable input pricing. During the fiscal year ended November 30, 2014, $8,274,559 was transferred from Level 1 to Level 2.
(4)	Valued at zero as of November 30, 2014.

See Notes to Financial Statements.	29

Schedule of Investments (concluded)

CONVERTIBLE FUND November 30, 2014

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Warrant
Balance as of December 1, 2013	$ –	(1)
Accrued discounts/premiums	–
Realized gain (loss)	–
Change in unrealized appreciation/depreciation	–
Purchases	–
Sales	–
Net transfers in or out of Level 3	–
Balance as of November 30, 2014	$ –	(1)

(1)	Valued at zero as of December 1, 2013 and November 30, 2014, respectively.

30	See Notes to Financial Statements.

Schedule of Investments

FLOATING RATE FUND November 30, 2014

					Principal
	Interest		Maturity		Amount	Fair
Investments	Rate		Date		(000)	Value
LONG-TERM INVESTMENTS 96.41%

ASSET-BACKED SECURITIES 0.08%

Other
NorthStar Real Estate CDO VIII Ltd. 2006-8A A1†	0.447%	#	2/1/2041		$3,523	$3,419,720
NorthStar Real Estate CDO VIII Ltd. 2006-8A A2†	0.517%	#	2/1/2041		2,800	2,492,000
Total Asset-Backed Securities (cost $5,725,487)						5,911,720

					Shares
					(000)
COMMON STOCKS 0.01%

Metals/Minerals 0.00%
Mirabela Nickel Ltd.*(a)				AUD	8,607	256,324

Service 0.01%
Travelport LLC					24	388,262
Total Common Stocks (cost $660,179)						644,586

					Principal
					Amount
					(000)
CORPORATE BONDS 6.10%

Aerospace 0.04%
GenCorp, Inc.	7.125%		3/15/2021		$3,000	3,176,250

Chemicals 0.60%
Grupo Idesa SA de CV (Mexico)†(b)	7.875%		12/18/2020		3,400	3,638,000
Hexion U.S. Finance Corp.	6.625%		4/15/2020		8,950	8,703,875
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC	8.875%		2/1/2018		4,000	3,790,000
Momentive Performance Materials, Inc.	3.88%		10/24/2021		5,905	5,196,400
Momentive Performance Materials, Inc.(c)	8.875%		10/15/2020		5,905	590
PQ Corp.†	8.75%		5/1/2018		9,800	10,351,250
Taminco Global Chemical Corp. (Belgium)†(b)	9.75%		3/31/2020		4,500	4,955,625
TPC Group, Inc.†	8.75%		12/15/2020		7,500	7,818,750
Total						44,454,490

See Notes to Financial Statements.	31

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Consumer Non-Durables 0.43%
Alphabet Holding Co., Inc. PIK	7.75%	11/1/2017	$4,984	$4,535,440
DynCorp International, Inc.	10.375%	7/1/2017	6,500	5,560,750
Hot Topic, Inc.†	9.25%	6/15/2021	5,000	5,387,500
NES Rentals Holdings, Inc.†	7.875%	5/1/2018	10,295	10,758,275
Springs Industries, Inc.	6.25%	6/1/2021	6,100	5,993,250
Total				32,235,215

Energy 1.19%
Athlon Holdings LP/Athlon Finance Corp.	7.375%	4/15/2021	7,800	8,960,250
Blue Racer Midstream LLC/Blue Racer Finance Corp.†	6.125%	11/15/2022	3,050	3,088,125
Chaparral Energy, Inc.	8.25%	9/1/2021	8,000	7,720,000
Energy XXI Gulf Coast, Inc.	7.75%	6/15/2019	1,475	1,187,375
GeoPark Latin America Ltd. Agencia en Chile (Chile)†(b)	7.50%	2/11/2020	7,500	7,575,000
Gulfport Energy Corp.†	7.75%	11/1/2020	2,965	3,039,125
Light Tower Rentals, Inc.†	8.125%	8/1/2019	3,935	3,600,525
MEG Energy Corp. (Canada)†(b)	6.50%	3/15/2021	3,450	3,191,250
Northern Tier Energy LLC/Northern Tier Finance Corp.	7.125%	11/15/2020	2,640	2,758,800
Parsley Energy LLC/Parsley Finance Corp.†	7.50%	2/15/2022	6,000	5,887,500
Rice Energy, Inc.†	6.25%	5/1/2022	5,200	5,018,000
Rockies Express Pipeline LLC†	5.625%	4/15/2020	7,275	7,566,000
Rose Rock Midstream LP/Rose Rock Finance Corp.	5.625%	7/15/2022	5,810	5,693,800
RSP Permian, Inc.†	6.625%	10/1/2022	2,465	2,400,294
Seven Generations Energy Ltd. (Canada)†(b)	8.25%	5/15/2020	8,875	9,230,000
Stone Energy Corp.	7.50%	11/15/2022	4,000	3,640,000
Triangle USA Petroleum Corp.†	6.75%	7/15/2022	9,845	8,072,900
Total				88,628,944

Financial 0.44%
A-S Co-Issuer Subsidiary, Inc./A-S
Merger Sub LLC†	7.875%	12/15/2020	7,500	7,781,250
American Equity Investment Life Holding Co.	6.625%	7/15/2021	8,600	9,202,000
Gulfmark Offshore, Inc.	6.375%	3/15/2022	3,409	2,863,560
Legacy Reserves LP/Legacy Reserves Finance Corp.	8.00%	12/1/2020	6,310	5,994,500
Springleaf Finance Corp.(d)	5.25%	12/15/2019	6,675	6,708,375
Total				32,549,685

32	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Food & Drug 0.19%
Albertsons Holdings LLC/Saturn Acquisition Merger Sub, Inc.†	7.75%	10/15/2022	$7,675	$7,751,750
Checkers Drive-In Restaurants, Inc.†	11.00%	12/1/2017	5,900	6,431,000
Total				14,182,750

Food/Tobacco 0.22%
Chiquita Brands International, Inc./Chiquita Brands LLC	7.875%	2/1/2021	2,155	2,346,256
FAGE Dairy Industry SA/FAGE USA Dairy Industry, Inc. (Greece)†(b)	9.875%	2/1/2020	5,405	5,722,544
PF Chang’s China Bistro, Inc.†	10.25%	6/30/2020	7,875	7,973,438
Total				16,042,238

Forest Products 0.24%
Ainsworth Lumber Co., Ltd. (Canada)†(b)	7.50%	12/15/2017	8,000	8,320,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA	5.75%	10/15/2020	7,000	7,236,250
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA	9.00%	4/15/2019	2,500	2,618,750
Total				18,175,000

Gaming/Leisure 0.34%
Mohegan Tribal Gaming Authority†	11.00%	9/15/2018	5,000	4,950,000
NCL Corp. Ltd.†	5.25%	11/15/2019	2,660	2,693,250
Pinnacle Entertainment, Inc.	6.375%	8/1/2021	4,183	4,381,693
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.†	9.50%	6/15/2019	4,195	4,499,137
ROC Finance LLC/ROC Finance 1 Corp.†	12.125%	9/1/2018	3,250	3,420,625
Shingle Springs Tribal Gaming Authority†	9.75%	9/1/2021	5,000	5,662,500
Total				25,607,205

Healthcare 0.05%
MPT Operating Partnership LP/MPT Finance Corp.	6.875%	5/1/2021	3,600	3,870,000

Housing 0.14%
Modular Space Corp.†	10.25%	1/31/2019	5,100	5,138,250
Ply Gem Industries, Inc.†	6.50%	2/1/2022	5,520	5,361,300
Total				10,499,550

Media/Telecommunications 0.43%
Digicel Ltd. (Jamaica)†(b)	8.25%	9/1/2017	3,000	3,078,750
Gannett Co., Inc.	7.125%	9/1/2018	4,000	4,160,000

See Notes to Financial Statements.	33

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2014

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Media/Telecommunications (continued)
iHeartCommunications, Inc.	5.50%		12/15/2016	$9,000	$8,606,250
iHeartCommunications, Inc.	10.00%		1/15/2018	10,500	8,413,125
Regal Entertainment Group	5.75%		3/15/2022	7,675	7,348,812
Total					31,606,937

Metals/Minerals 0.33%
Coeur Mining, Inc.	7.875%		2/1/2021	10,000	7,900,000
First Quantum Minerals Ltd. (Canada)†(b)	6.75%		2/15/2020	6,350	6,127,750
Mirabela Nickel Ltd. (Australia)(b)	1.00%		9/16/2044	50	49,809
New Gold, Inc. (Canada)†(b)	6.25%		11/15/2022	3,000	2,925,000
Thompson Creek Metals Co., Inc.	7.375%		6/1/2018	8,250	7,569,375
Total					24,571,934

Retail 0.17%
Claire’s Stores, Inc.†	6.125%		3/15/2020	1,700	1,585,250
Claire’s Stores, Inc.	8.875%		3/15/2019	5,475	4,653,750
Tops Holding Corp./Tops Markets LLC	8.875%		12/15/2017	6,000	6,210,000
Total					12,449,000

Service 0.56%
Alliance Data Systems Corp.†	6.375%		4/1/2020	7,160	7,482,200
First Data Corp.	10.625%		6/15/2021	2,275	2,604,875
Jurassic Holdings III, Inc.†	6.875%		2/15/2021	5,000	4,937,500
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.†	5.875%		8/1/2021	12,800	12,672,000
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.	7.375%		10/1/2017	13,600	14,314,000
Total					42,010,575

Transportation 0.30%
Dynagas LNG Partners LP/Dynagas Finance, Inc. (Greece)(b)	6.25%		10/30/2019	9,340	9,013,100
GasLog Ltd.†(a)	7.16%	#	6/27/2018	NOK 38,000	5,552,032
Stackpole International Intermediate/Stackpole International Powder (Luxembourg)†(b)	7.75%		10/15/2021	$7,485	7,672,125
Total					22,237,257

Utility 0.43%
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.†(c)	11.75%		3/1/2022	19,935	22,253,551
Illinois Power Generating Co.	7.00%		4/15/2018	7,007	6,674,168

34	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Utility (continued)
NSG Holdings LLC/NSG Holdings, Inc.†	7.75%	12/15/2025	$3,000	$3,262,500
Total				32,190,219
Total Corporate Bonds (cost $472,156,414)				454,487,249

FLOATING RATE LOANS(e) 89.30%

Aerospace 3.25%
American Airlines, Inc. 2014 Class B Term Loan	4.25%	10/10/2021	20,175	20,218,174
American Airlines, Inc. Class B Term Loan	3.75%	6/27/2019	23,600	23,440,901
AWAS Finance Luxembourg 2012 SA Term Loan (Luxembourg)(b)	3.50%	7/16/2018	19,876	19,746,043
BE Aerospace, Inc. Term Loan	4.00%	12/16/2021	17,180	17,233,687
DAE Aviation Holdings, Inc. 2nd Lien Initial Term Loan	7.75%	8/5/2019	15,500	15,577,500
Delta Air Lines, Inc. 2014 Term Loan B1	3.25%	10/18/2018	30,976	30,656,387
Doncasters U.S. Finance LLC 2nd Lien Term Loan	9.50%	10/9/2020	14,315	14,296,934
DynCorp International, Inc. Term Loan	6.25%	7/7/2016	12,945	12,961,004
TransDigm, Inc. Tranche C Term Loan	3.75%	2/28/2020	34,459	34,213,962
TransDigm, Inc. Tranche D Term Loan	3.75%	6/4/2021	9,975	9,902,532
United Air Lines, Inc. Class B Term Loan	3.50%	4/1/2019	26,310	26,030,719
United Air Lines, Inc. Class B1 Term Loan	3.75%	9/15/2021	17,700	17,622,562
Total				241,900,405

Chemicals 3.56%
American Pacific Corp. Term Loan	7.00%	2/27/2019	13,062	13,159,712
Axalta Coating Systems Dutch Holding B B.V. Refinanced Term Loan B	3.75%	2/1/2020	38,041	37,617,799
EWT Holdings III Corp. 1st Lien Term Loan	4.75%	1/15/2021	19,466	19,392,884
EWT Holdings III Corp. 2nd Lien Term Loan	8.50%	1/15/2022	4,608	4,556,160
Huntsman International LLC 2014-1 Incremental Term Loan	3.75%	8/12/2021	30,000	29,718,750
INEOS US Finance LLC Cash Dollar Term Loan	3.75%	5/4/2018	39,323	38,973,436
OXEA Finance & Cy S.C.A. 1st Lien Tranche B2 Term Loan	4.25%	1/15/2020	26,010	25,586,914
OXEA Finance & Cy S.C.A. 2nd Lien Term Loan	8.25%	7/15/2020	25,230	24,641,258
Phibro Animal Health Corp. Term Loan B	4.00%	4/16/2021	29,925	29,712,981
Taminco Global Chemical Corp. Tranche B3 Initial Dollar Term Loan	3.25%	2/15/2019	16,659	16,640,444
Tata Chemicals North America Term Loan	3.75%	8/7/2020	25,402	25,147,950
Total				265,148,288

See Notes to Financial Statements.	35

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2014

			Principal
	Interest	Maturity	Amount		Fair
Investments	Rate	Date	(000)		Value
Consumer Durables 0.33%
Britax US Holdings, Inc. Initial Dollar Term Loan	4.50%	10/15/2020		$5,521	$3,926,469
Spectrum Brands, Inc. Tranche A Term Loan	3.00% - 4.50%	9/4/2017		11,442	11,425,970
Spectrum Brands, Inc. Tranche C Term Loan	3.50%	9/4/2019		9,047	9,028,365
Total					24,380,804

Consumer Non-Durables 1.04%
Charger OpCo B.V. EUR Term Loan B1(a)	3.50%	7/23/2021	EUR	14,950	18,554,724
Charger OpCo B.V. US Term Loan B1 (Netherlands)(b)	3.50%	7/23/2021		$16,610	16,568,475
FGI Operating Co. LLC Term Loan B	5.50%	4/19/2019		17,884	17,775,783
Hanesbrands, Inc. Initial New EUR Term Loan(a)	3.50%	8/27/2021	EUR	4,973	6,220,974
Vogue International LLC Tranche B Initial Term Loan	5.25%	2/14/2020		$18,530	18,506,405
Total					77,626,361

Energy 4.50%
Bayonne Energy Center, LLC Advance Term Loan B	5.00%	8/19/2021		16,911	17,032,103
Callon Petroleum Co. 2nd Lien Term Loan	8.50%	10/8/2021		9,840	9,643,200
Chief Exploration & Development LLC 2nd Lien Term Loan	7.50%	5/12/2021		24,358	23,200,546
EIF Channelview Cogeneration LLC Term Loan	4.25%	5/8/2020		19,496	19,495,975
EMG Utica LLC Term Loan	4.75%	3/27/2020		20,500	20,371,875
Energy Transfer Equity LP Term Loan	3.25%	12/2/2019		28,000	27,726,580
Fieldwood Energy LLC 2nd Lien Closing Date Term Loan	8.375%	9/30/2020		42,127	38,423,805
Fieldwood Energy LLC Closing Date Term Loan	3.875%	9/28/2018		6,863	6,595,712
FTS International, Inc. Initial Term Loan	5.75%	4/16/2021		6,544	6,255,138
Gates Global LLC Initial Dollar Term Loan	4.25%	7/5/2021		46,250	45,883,006
MEG Energy Corp. New Term Loan (Canada)(b)	3.75%	3/31/2020		36,210	35,340,921
Moxie Patriot LLC Advanced Construction Term Loan B1	6.75%	12/19/2020		19,250	19,442,500
NGPL PipeCo LLC Term Loan	6.75%	9/15/2017		9,852	9,869,449
Offshore Group Investment Ltd. Term Loan	5.00%	10/25/2017		9,989	8,956,813
Templar Energy LLC 2nd Lien New Term Loan	8.50%	11/25/2020		29,963	26,532,089
Tervita Corp. Term Loan (Canada)(b)	6.25%	5/15/2018		21,968	20,300,061
Total					335,069,773

36	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Financial 3.68%
Alliant Holdings I LLC Initial Term Loan	4.25%	12/20/2019	$15,490	$15,460,785
Delos Finance S.A.R.L. Term Loan (Luxembourg)(b)	3.50%	3/6/2021	47,296	47,305,736
Fly Funding II S.A.R.L Term Loan (Luxembourg)(b)	4.50%	8/9/2019	35,481	35,516,778
Home Loan Servicing Solutions Ltd. Initial Term Loan	4.50%	6/26/2020	34,562	33,266,165
HUB International Ltd. Initial Term Loan	4.25%	10/2/2020	17,461	17,305,360
MIP Delaware LLC Term Loan B1 (Luxemburg)(b)	4.00%	3/9/2020	17,308	17,384,175
National Financial Partners Corp. 2014 Specified Refinancing Term Loan	4.50%	7/1/2020	19,733	19,642,359
Ocwen Loan Servicing Initial Term Loan	5.00%	2/15/2018	11,780	11,333,989
PGX Holdings, Inc. 1st Lien Initial Term Loan	6.25%	9/29/2020	9,240	9,222,675
Sedgwick Claims Management Services, Inc. 1st Lien Initial Term Loan	3.75%	3/1/2021	25,442	24,980,938
Sedgwick Claims Management Services, Inc. 2nd Lien Initial Term Loan	6.75%	2/28/2022	29,290	28,728,390
Walter Investment Management Corp. Tranche B Term Loan	4.75%	12/18/2020	15,337	14,215,402
Total				274,362,752

Food & Drug 2.45%
Albertson’s LLC Term Loan B2	4.75%	3/21/2019	64,824	64,864,421
Albertson’s LLC Term Loan B4-1	4.50%	8/25/2021	3,595	3,610,476
Blue Buffalo Co., Ltd. Term Loan B3	3.75%	8/8/2019	9,262	9,215,857
New Albertson’s, Inc. Term Loan B	4.75%	6/27/2021	5,505	5,492,972
P.F. Chang’s China Bistro, Inc. Borrowing Term Loan	4.25%	6/30/2020	18,409	17,960,046
Red Lobster Management LLC 1st Lien Initial Term Loan	6.25%	7/28/2021	15,130	15,196,194
Rite Aid Corp. 2nd Lien Tranche 1 Term Loan	5.75%	8/21/2020	16,700	16,880,861
Smart & Final, Inc. 1st Lien Term Loan	4.75%	11/15/2019	22,394	22,444,530
Supervalu, Inc. New Term Loan	4.50%	3/21/2019	6,815	6,795,100
US Foods, Inc. Incremental Term Loan	4.50%	3/31/2019	19,949	19,959,963
Total				182,420,420

Food/Tobacco 3.71%
Del Monte Foods, Inc. 2nd Lien Initial Term Loan	8.25%	8/18/2021	8,000	7,000,000
Diamond Foods, Inc. Term Loan	4.25%	8/20/2018	17,057	16,966,450
Dunkin’ Brands, Inc. Term Loan B4	3.25%	2/7/2021	30,006	29,588,159
H.J. Heinz Co. Term Loan B2	3.50%	6/5/2020	73,165	73,271,153
Hearthside Group Holdings LLC Term Loan	4.50%	6/2/2021	19,980	20,038,166

See Notes to Financial Statements.	37

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Food/Tobacco (continued)
New HB Acquisition LLC Term Loan B	6.75%	4/9/2020	$25,298	$25,875,609
New Red Finance, Inc. Term Loan B (Canada)(b)	4.50%	12/12/2021	42,165	42,319,746
Performance Food Group, Inc. 2nd Lien Initial Term Loan	6.25%	11/14/2019	31,183	31,105,058
Pinnacle Foods Finance LLC New Term Loan G	3.00%	4/29/2020	30,782	30,404,182
Total				276,568,523

Forest Products 2.10%
Berry Plastics Corp. Term Loan D	3.50%	2/8/2020	32,653	32,137,128
Caraustar Industries, Inc. Term Loan	7.50%	5/1/2019	19,738	19,901,212
CD&R Millennium Holdco 6 S.A.R.L. 1st Lien Initial Dollar Term Loan (Luxembourg)(b)	4.50%	7/31/2021	9,845	9,808,081
CD&R Millennium Holdco 6 S.A.R.L. 2nd Lien Initial Term Loan (Luxembourg)(b)	8.25%	7/31/2022	16,195	16,048,274
Reynolds Group Holdings, Inc. Incremental US Term Loan	4.00%	12/1/2018	21,778	21,744,099
Signode Industrial Group LUX SA Initial Term Loan B	3.75%	5/1/2021	32,828	32,458,465
Viskase Cos., Inc. Initial Term Loan	4.25%	1/30/2021	24,825	24,338,741
Total				156,436,000

Gaming/Leisure 6.83%
Caesar’s Entertainment Operating Co., Inc. Term Loan B6	6.985%	3/1/2017	15,710	14,384,469
Caesar’s Entertainment Operating Co., Inc. Term Loan B7	9.75%	1/28/2018	10,780	9,984,975
Caesar’s Entertainment Resort Properties LLC Term Loan B	7.00%	10/11/2020	16,127	15,447,284
Caesar’s Growth Properties Holdings LLC 1st Lien Term Loan B	6.25%	5/8/2021	19,950	18,711,500
Cannery Casino Resorts LLC 1st Lien Term Loan	6.00%	10/2/2018	4,256	4,051,353
Cannery Casino Resorts LLC 2nd Lien Term Loan	10.00%	10/2/2019	23,767	20,677,290
CCM Merger, Inc. Term Loan	4.50%	8/6/2021	17,623	17,652,287
CityCenter Holdings LLC Term Loan B	4.25%	10/16/2020	28,635	28,648,906
Equinox Holdings, Inc. 2nd Lien Initial Term Loan	9.75%	7/31/2020	18,000	18,258,750
Equinox Holdings, Inc. New Initial 1st Lien Term Loan	5.00% - 6.00%	1/31/2020	25,503	25,428,822
Global Cash Access Holdings, Inc. Initial Term Loan B	6.25%	11/25/2020	14,730	14,619,525
Graton Economic Development Authority Closing Date Term Loan B	9.00%	8/22/2018	26,459	27,302,884

38	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Gaming/Leisure (continued)
Hilton Worldwide Finance LLC Initial Term Loan	3.50%	10/26/2020	$65,684	$65,196,865
Las Vegas Sands LLC Term Loan B	3.25%	12/19/2020	27,097	27,081,113
Lions Gate Entertainment Term Loan (Canada)(b)	5.00%	7/17/2020	17,980	18,148,563
MGM Resorts International Term Loan B	3.50%	12/20/2019	42,438	41,887,597
Mohegan Tribal Gaming Authority Term Loan B	5.50%	11/19/2019	39,700	38,714,447
NCL Corp. Ltd. Term Loan B	4.00%	11/19/2021	2,925	2,937,183
Peninsula Gaming LLC Term Loan B	4.25%	11/20/2017	13,345	13,364,939
Pinnacle Entertainment, Inc. Tranche B2 Term Loan	3.75%	8/13/2020	19,996	19,846,523
ROC Finance LLC Funded Term Loan B	5.00%	6/20/2019	12,981	12,453,363
Scientific Games International, Inc. Initial Term Loan B2	6.00%	10/1/2021	9,755	9,625,746
Seminole Hard Rock Entertainment, Inc. New Term Loan B	3.50%	5/14/2020	15,800	15,622,250
Seminole Tribe of Florida Initial Term Loan	3.00%	4/29/2020	20,222	20,209,558
Town Sports International LLC Initial Term Loan	4.50%	11/16/2020	11,337	8,666,018
Total				508,922,210

Healthcare 10.31%
Air Medical Group Holdings, Inc. Term Loan B1	5.00%	6/30/2018	20,585	20,696,147
Air Medical Holdings LLC Term Loan	7.625%	5/31/2018	17,680	17,635,800
AmSurg Corp. Initial Term Loan	3.75% - 5.25%	7/16/2021	16,690	16,670,640
Ardent Medical Services, Inc. 1st Lien Term Loan	6.75%	7/2/2018	22,656	22,901,055
Ardent Medical Services, Inc. 2nd Lien Term Loan	11.00%	1/2/2019	9,786	9,920,268
Biomet, Inc. Dollar Term Loan B2	3.655%	7/25/2017	24,795	24,786,288
Catalent Pharma Solutions, Inc. Dollar Term Loan	4.25%	5/20/2021	7,860	7,880,475
CHG Healthcare Services, Inc. 1st Lien Term Loan	4.25%	11/19/2019	15,673	15,669,524
CHG Healthcare Services, Inc. 2nd Lien Term Loan	9.00%	11/19/2020	8,510	8,573,902
CHS/Community Health Systems, Inc. 2019 Term Loan A	2.656% - 2.736%	1/25/2019	35,367	34,725,787
CHS/Community Health Systems, Inc. 2021 Term Loan D	4.25%	1/27/2021	51,610	51,776,700
CRC Health Corp. 1st Lien Term Loan B	5.25%	3/29/2021	3,930	3,942,281

See Notes to Financial Statements.	39

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Healthcare (continued)
DaVita HealthCare Partners, Inc. Tranche B Term Loan	3.50%	6/24/2021	$20,876	$20,826,684
DPX Holdings B.V. Initial Dollar Term Loan (Netherlands)(b)	4.25%	3/11/2021	3,348	3,281,270
Emdeon, Inc. Term Loan B2	3.75%	11/2/2018	26,736	26,641,733
Gentiva Health Services, Inc. Initial Term Loan B	6.50%	10/18/2019	9,840	9,874,884
Grifols Worldwide Operations Ltd. US Tranche B Term Loan	3.156%	2/27/2021	29,280	29,058,238
HCA, Inc. Tranche B4 Term Loan	2.983%	5/1/2018	36,491	36,424,177
Heartland Dental Care LLC 2nd Lien Term Loan	9.75%	6/21/2019	10,575	10,654,312
Iasis Healthcare LLC Term Loan B2	4.50%	5/3/2018	16,079	16,141,333
IMS Health, Inc. Dollar Term Loan B	3.50%	3/17/2021	10,511	10,416,641
Kindred Healthcare, Inc. New Term Loan	4.00%	4/9/2021	21,984	21,839,356
Kinetic Concepts, Inc. Dollar Term Loan E1	4.00%	5/4/2018	30,348	30,256,243
Mallinckrodt International Finance SA Incremental Term Loan B1 (Luxembourg)(b)	3.50%	3/19/2021	15,245	15,175,102
Millennium Health LLC Tranche B Term Loan	5.25%	4/16/2021	50,374	50,657,354
MPH Acquisition Holdings LLC Initial Term Loan	3.75%	3/31/2021	34,004	33,530,795
National Mentor Holdings, Inc. Tranche B Term Loan	4.75%	1/31/2021	22,885	22,856,394
Onex Carestream Finance LP 2013 1st Lien Term Loan	5.00%	6/7/2019	7,400	7,421,608
PharMedium Healthcare Corp. 1st Lien Initial Term Loan	4.25%	1/28/2021	18,522	18,337,040
PharMedium Healthcare Corp. 2nd Lien Initial Term Loan	7.75%	1/28/2022	11,543	11,485,599
Quintiles Transnational Corp. Term Loan B3	3.75%	6/8/2018	7,865	7,835,506
Salix Pharmaceuticals, Ltd. Term Loan	4.25%	1/2/2020	4,900	4,849,040
STHI Holding Corp. Initial Term Loan	4.50%	8/6/2021	14,775	14,778,029
Surgery Center Holdings, Inc. 2nd Lien Initial Term Loan	8.50%	11/3/2021	6,900	6,776,386
Surgical Care Affiliates LLC Class B Extending Term Loan Facility	4.233%	12/29/2017	7,965	7,945,278
Surgical Care Affiliates LLC Class C Incremental Term Loan	4.00%	6/29/2018	27,724	27,689,308
United Surgical Partners International, Inc. Extended Term Loan	4.25%	4/19/2017	3,792	3,788,501
United Surgical Partners International, Inc. New Tranche B Term Loan	4.75%	4/3/2019	19,033	19,082,330

40	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2014

			Principal
	Interest	Maturity	Amount		Fair
Investments	Rate	Date	(000)		Value
Healthcare (continued)
Valeant Pharmaceuticals International, Inc. Series C2 Tranche B Term Loan (Canada)(b)	3.50%	12/11/2019		$8,071	$8,030,311
Valeant Pharmaceuticals International, Inc. Series D2 Term Loan B (Canada)(b)	3.50%	2/13/2019		2,469	2,457,138
Valeant Pharmaceuticals International, Inc. Series E1 Tranche B Term Loan (Canada)(b)	3.50%	8/5/2020		54,767	54,505,170
Total					767,794,627

Housing 2.11%
Atkore International, Inc. 1st Lien Initial Term Loan	4.50%	4/9/2021		25,870	25,773,279
Atkore International, Inc. 2nd Lien Initial Term Loan	7.75%	10/9/2021		16,200	15,987,375
Cemex España S.A. EUR Facility B1 Term Loan(a)	4.509%	2/14/2017	EUR	12,485	15,534,192
Cemex España S.A. Facility A4 Term Loan (Mexico)(b)	4.653%	2/14/2017		$5,525	5,545,338
Realogy Group LLC Extended Synthetic Commitment	0.021%	10/10/2016		2,590	2,536,810
Realogy Group LLC Initial 2014 Term Loan B	3.75%	3/5/2020		45,798	45,711,652
Starwood Property Trust, Inc. 1st Lien Term Loan	3.50%	4/17/2020		46,419	45,693,451
Total					156,782,097

Information Technology 6.06%
Applied Systems, Inc. 1st Lien Initial Term Loan	4.25%	1/25/2021		12,205	12,169,479
Applied Systems, Inc. 2nd Lien Initial Term Loan	7.50%	1/23/2022		15,037	15,098,125
Aspect Software, Inc. Tranche B Term Loan	7.25%	5/7/2016		6,150	6,119,136
Avago Technologies Cayman Ltd. Term Loan	3.75%	5/6/2021		68,254	68,356,318
BMC Software Finance, Inc. Initial US Term Loan	5.00%	9/10/2020		14,948	14,737,333
DealerTrack Technologies, Inc. Term Loan	3.50%	2/28/2021		24,328	24,129,893
Dell International LLC Term Loan B	4.50%	4/29/2020		54,276	54,402,292
Dell International LLC Term Loan C	3.75%	10/29/2018		15,380	15,295,797
Eastman Kodak Co. Exit Term Loan	7.25%	9/3/2019		25,639	25,875,261
Epicor Software Corp. Term Loan B2	4.00%	5/16/2018		15,134	15,119,598
EZE Software Group LLC 1st Lien Term Loan B1	4.00%	4/6/2020		13,233	13,092,468
EZE Software Group LLC 2nd Lien New Term Loan	7.25%	4/5/2021		18,256	18,028,160
Freescale Semiconductor, Inc. Tranche B4 Term Loan	4.25%	2/28/2020		8,652	8,595,296
Infor (US), Inc. Tranche B5 Term Loan	3.75%	6/3/2020		19,745	19,502,033
ION Trading Technologies S.A.R.L. 1st Lien Initial Dollar Term Loan (Luxembourg)(b)	4.25%	6/10/2021		5,985	5,953,220

See Notes to Financial Statements.	41

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Information Technology (continued)
ION Trading Technologies S.A.R.L. 2nd Lien Term Loan (Luxembourg)(b)	7.25%	6/10/2022	$13,000	$12,837,500
Minerals Technologies, Inc. Initial Term Loan	4.00%	5/9/2021	31,584	31,636,463
Mitchell International, Inc. 2nd Lien Initial Term Loan	8.50%	10/11/2021	14,500	14,539,875
Mitchell International, Inc. Initial Term Loan	4.50%	10/12/2020	24,259	24,258,808
NXP B.V. Tranche D Term Loan (Netherlands)(b)	3.25%	1/11/2020	21,768	21,640,751
Peak 10, Inc. 2nd Lien Term Loan	8.25%	6/17/2022	10,825	10,547,609
Scitor Corp. Term Loan	5.00%	2/15/2017	11,577	11,497,744
SunGard Data Systems, Inc. Tranche E Term Loan	4.00%	3/8/2020	7,575	7,572,655
Total				451,005,814

Manufacturing 4.42%
Accudyne Industries Borrower S.C.A./Accudyne Industries, LLC Refinancing Term Loan	4.00%	12/13/2019	16,670	16,303,260
Alison Bidco S.A.R.L. 1st Lien Initial Dollar Term Loan B2 (Germany)(b)	5.50%	8/29/2021	6,890	6,873,140
Alison US LLC 1st Lien Initial Dollar Term Loan B1 (Germany)(b)	5.50%	8/29/2021	6,890	6,873,140
Alliance Laundry Systems LLC 1st Lien Initial Term Loan	4.25%	12/10/2018	23,074	23,035,662
Alliance Laundry Systems LLC 2nd Lien Initial Term Loan	9.50%	12/10/2019	11,456	11,498,487
Apex Tool Group LLC Term Loan	4.50%	1/31/2020	20,195	19,797,322
Faenza Acquisition GmbH Dollar Term Loan B3 (Germany)(b)	4.25%	8/30/2020	5,008	5,005,785
Faenza Acquisition GmbH Initial Dollar Term Loan B1 (Germany)(b)	4.25%	8/30/2020	16,794	16,786,837
Faenza Acquisition GmbH Initial Dollar Term Loan B2 (Germany)(b)	4.25%	8/30/2020	1,661	1,660,767
Filtration Group Corp. 2nd Lien Initial Term Loan	8.25%	11/21/2021	7,588	7,614,558
FPC Holdings, Inc. 2nd Lien Initial Term Loan	9.25%	5/19/2020	12,805	12,623,617
Gardner Denver, Inc. Initial Dollar Term Loan	4.25%	7/30/2020	28,129	27,486,863
Generac Power Systems, Inc. Term Loan B	3.25%	5/31/2020	27,315	26,828,627
Hillman Group Inc. (The) Initial Term Loan	4.50%	6/30/2021	19,076	19,135,613
Milacron LLC Term Loan	4.00%	3/28/2020	11,967	11,832,798
Mueller Water Products, Inc. Term Loan	4.00%	11/25/2021	7,860	7,904,213
Ply Gem Industries, Inc. Term Loan	4.00%	2/1/2021	14,761	14,613,320
Road Infrastructure Investment LLC 1st Lien 2014 Term Loan	4.25%	9/30/2021	29,457	28,542,763

42	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2014

			Principal
	Interest	Maturity	Amount		Fair
Investments	Rate	Date	(000)		Value
Manufacturing (continued)
Road Infrastructure Investment LLC 2nd Lien 2014 Term Loan	7.75%	9/21/2021		$16,690	$15,354,800
TI Group Automotive Systems LLC Term Loan Facility	4.25%	7/2/2021		21,621	21,566,760
Unifrax Holding Co. New Dollar Term Loan B	4.25%	11/28/2018		12,811	12,711,928
Unifrax Holding Co. New EUR Term Loan(a)	5.25%	11/28/2018	EUR	5,563	6,953,952
WDCC Enterprises, Inc. Tranche B2 Term Loan(a)	5.355%	12/12/2019	CAD	9,762	8,504,567
Total					329,508,779

Media/Telecommunications 13.22%
Acquisitions Cogeco Cable II LP 2013 Term Loan B	3.25%	12/2/2019		$16,816	16,645,791
Activision Blizzard, Inc. Term Loan	3.25%	10/12/2020		22,076	22,134,730
Affinion Group, Inc. 2nd Lien Initial Term Loan	8.50%	10/31/2018		12,000	11,137,500
Affinion Group, Inc. Tranche B Term Loan	6.75%	4/30/2018		28,401	27,313,840
CBS Outdoor Americas Capital LLC Term Loan	3.00%	1/31/2021		2,935	2,878,399
Cequel Communications, Inc. Term Loan	3.50%	2/14/2019		21,908	21,738,594
Charter Communications Operating LLC Term Loan E	3.00%	7/1/2020		11,278	11,145,734
Charter Communications Operating, LLC Term Loan G	4.25%	9/10/2021		15,115	15,241,286
Checkout Holding Corp. 2nd Lien Initial Term Loan	7.75%	4/11/2022		7,470	7,115,175
Clear Channel Communications, Inc. Tranche B Term Loan	3.806%	1/29/2016		44,106	43,744,046
Clear Channel Communications, Inc. Tranche D Term Loan	6.906%	1/30/2019		41,748	39,356,263
Consolidated Communications, Inc. Initial Term Loan	4.25%	12/23/2020		24,760	24,867,957
Crown Castle Operating Co. Extended Incremental Tranche B2 Term Loan	3.00%	1/31/2021		5,905	5,893,928
CSC Holdings LLC Term Loan B	2.656%	4/17/2020		37,501	37,034,934
Delta 2 (Lux) S.A.R.L. 2nd Lien Facility Term Loan (Luxembourg)(b)	7.75%	7/29/2022		27,966	27,930,783
Delta 2 (LUX) S.A.R.L. Facility B3 Term Loan (Luxembourg)(b)	4.75%	7/30/2021		55,405	55,076,191
Eircom Finco S.A.R.L. Facility B2 Term Loan(a)	4.589%	9/30/2019	EUR	27,405	32,517,739
Fibertech Networks LLC Term Loan	4.00%	12/18/2019		$7,394	7,356,741
Getty Images, Inc. Initial Term Loan	4.75%	10/18/2019		15,338	14,547,594
Integra Telecom Holdings, Inc. 2nd Lien Initial Term Loan	9.75%	2/21/2020		11,742	11,720,042
Integra Telecom Holdings, Inc. Term Loan B	5.25%	2/22/2019		16,645	16,588,077

See Notes to Financial Statements.	43

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Media/Telecommunications (continued)
Intelsat Jackson Holdings SA Tranche B2 Term Loan (Luxembourg)(b)	3.75%	6/30/2019	$15,943	$15,873,141
Level 3 Financing, Inc. Tranche B 2020 Term Loan	4.00%	1/15/2020	41,612	41,658,813
Level 3 Financing, Inc. Tranche B-III 2019 Term Loan	4.00%	8/1/2019	12,080	12,075,470
LTS Buyer LLC 1st Lien Term Loan B	4.00%	4/13/2020	17,368	17,194,410
LTS Buyer LLC 2nd Lien Term Loan	8.00%	4/12/2021	9,483	9,625,595
MCC Iowa LLC Tranche G Term Loan	4.00%	1/20/2020	21,560	21,438,725
MCC Iowa LLC Tranche H Term Loan	3.25%	1/29/2021	4,913	4,841,098
Media General, Inc. Term Loan B2	4.25%	7/31/2020	9,825	9,818,859
Mediacom Illinois LLC Tranche E Term Loan	3.13%	10/23/2017	23,345	23,081,997
Metro-Goldwyn-Mayer, Inc. 2nd Lien Term Loan	5.125%	6/26/2020	13,605	13,609,286
Newsday LLC Term Loan	3.656%	10/12/2016	16,795	16,742,899
Numericable U.S. LLC Dollar Denominated Tranche B1 Term Loan	4.50%	5/21/2020	25,092	25,162,634
Numericable U.S. LLC Dollar Denominated Tranche B2 Term Loan	4.50%	5/21/2020	21,708	21,769,108
SBA Senior Finance II LLC Incremental Tranche B1 Term Loan	3.25%	3/24/2021	16,958	16,762,913
Syniverse Holdings, Inc. Tranche B Term Loan	4.00%	4/23/2019	34,903	34,379,232
Tribune Co. Initial Term Loan	4.00%	12/27/2020	35,448	35,348,878
Univision Communications, Inc. Replacement 1st Lien Term Loan	4.00%	3/1/2020	48,177	47,778,148
Virgin Media Investment Holdings Ltd. Facility Term Loan B	3.50%	6/7/2020	26,775	26,538,309
WaveDivision Holdings LLC Initial Term Loan	4.00%	10/15/2019	20,453	20,333,987
WideOpenWest Finance LLC Term Loan B	4.75%	4/1/2019	2,943	2,940,289
WMG Acquisitions Corp. Tranche B Refinancing Term Loan	3.75%	7/1/2020	38,196	37,424,464
Zayo Group LLC Term Loan	4.00%	7/2/2019	22,041	22,030,180
Ziggo B.V. US B1 Facility Term Loan (Netherlands)(b)	3.25%	1/15/2022	21,108	20,797,903
Ziggo B.V. US B2 Facility Term Loan (Netherlands)(b)	3.25% - 3.50%	1/15/2022	13,613	13,413,072
Ziggo B.V. US B3 Facility Term Loan (Netherlands)(b)	3.50%	1/15/2022	22,369	22,040,658
Total				984,665,412

Metals/Minerals 0.58%
American Rock Salt Co. LLC 1st Lien Closing Date Term Loan	4.75%	5/20/2021	24,938	24,878,273
Noranda Aluminum Acquisition Corp. Term Loan B	5.75%	2/28/2019	3,708	3,617,860
Peabody Energy Corp. Term Loan	4.25%	9/24/2020	14,810	14,407,983
Total				42,904,116

44	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Retail 3.58%
BJ’s Wholesale Club, Inc. New 2013 1st Lien Replacement Term Loan	4.50%	9/26/2019	$29,176	$29,065,162
Burlington Coat Factory Warehouse Corp. Term Loan B3	4.25%	8/13/2021	17,686	17,633,237
Capital Automotive LP 2nd Lien Term Loan	6.00%	4/30/2020	7,500	7,593,750
J Crew Group, Inc. Initial Term Loan	4.00%	3/5/2021	16,795	16,015,106
J.C. Penney Corp., Inc. Term Loan	5.00%	6/20/2019	19,745	19,177,441
J.C. Penney Corp., Inc. Term Loan	6.00%	5/22/2018	4,736	4,657,094
Kate Spade & Co. Initial Term Loan	4.00%	4/9/2021	9,135	9,020,825
Leslie’s Poolmart, Inc. Additional Tranche B Term Loan	4.25%	10/16/2019	23,236	22,901,912
Men’s Wearhouse, Inc. (The) Tranche B Term Loan	4.50%	6/18/2021	17,456	17,521,711
Michaels Stores, Inc. Term Loan B	3.75%	1/28/2020	35,125	34,894,381
Neiman Marcus Group, Inc. (The) Term Loan	4.25%	10/25/2020	39,401	39,212,375
Party City Holdings, Inc. 2014 Replacement Term Loan	4.00%	7/27/2019	26,401	26,171,703
Stuart Weitzman Acquisition Co. LLC Initial Term Loan	4.50%	4/8/2020	9,832	9,641,235
Toys ‘R’ US Property Co. I LLC Initial Term Loan	6.00%	8/21/2019	13,818	13,141,237
Total				266,647,169

Service 11.62%
Acosta Holdco, Inc. Initial Term Loan	5.00%	9/26/2021	17,715	17,825,719
ADS Waste Holdings, Inc. Tranche B2 Initial Term Loan	3.75%	10/9/2019	19,650	19,350,337
Advantage Sales & Marketing, Inc. 1st Lien Initial Term Loan	4.25%	7/23/2021	35,280	35,071,062
Advantage Sales & Marketing, Inc. 2nd Lien Term Loan	7.50%	7/25/2022	22,533	22,441,018
Advantage Sales & Marketing, Inc. Delayed Draw Term Loan	4.25%	7/23/2021	1,163	1,155,649
Allflex Holdings III, Inc. 1st Lien Initial Term Loan	4.25%	7/17/2020	8,656	8,615,956
Aramark Corp. US Term Loan F	3.25%	2/24/2021	32,338	31,970,308
Asurion LLC 2nd Lien Term Loan	8.50%	3/3/2021	15,671	15,832,186
Asurion LLC Incremental Tranche B1 Term Loan	5.00%	5/24/2019	19,881	19,829,867
Asurion LLC Incremental Tranche B2 Term Loan	4.25%	7/8/2020	44,929	44,704,480
Atlantic Aviation FBO, Inc. 2013 Term Loan	3.25%	6/1/2020	18,155	17,981,052
AVSC Holding Corp. 1st Lien Initial Term Loan	4.50%	1/24/2021	19,852	19,880,920
AVSC Holding Corp. 2nd Lien Initial Term Loan	9.25%	1/24/2022	8,000	8,120,000

See Notes to Financial Statements.	45

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Service (continued)
Brand Energy & Infrastructure Services, Inc. Initial Term Loan	4.75%	11/26/2020	$16,882	$16,819,572
Ceridian Corp. 2014 New Replacement US Term Loan B2	4.50%	5/9/2017	4,930	4,916,147
CompuCom Systems, Inc. Term Loan	4.25%	5/11/2020	19,610	18,801,534
DataPipe, Inc. 1st Lien Initial Term Loan	5.25%	3/15/2019	11,875	11,805,563
DataPipe, Inc. 2nd Lien Initial Term Loan	8.50%	9/16/2019	10,600	10,275,282
DigitalGlobe, Inc. Term Loan	3.75%	1/31/2020	16,357	16,326,465
EnergySolutions LLC Advance Term Loan	6.75%	5/29/2020	14,963	15,084,070
Evergreen Skills Lux S.A.R.L. 1st Lien Initial Term Loan (Luxembourg)(b)	5.75%	4/28/2021	28,344	28,111,117
Evergreen Skills Lux S.A.R.L. 2nd Lien Initial Term Loan (Luxembourg)(b)	9.25%	4/28/2022	10,690	10,235,675
First Data Corp. 2018 2nd New Term Loan B	3.655%	9/24/2018	8,000	7,904,160
First Data Corp. 2018 New Dollar Term Loan	3.655%	3/23/2018	89,934	88,950,778
GCA Services Group, Inc. 1st Lien Replacement Term Loan	4.25% - 5.50%	11/1/2019	10,182	10,150,316
Hertz Corp. (The) Letter of Credit Term Loan	1.00%	3/11/2018	14,439	14,295,068
IG Investment Holdings LLC 1st Lien Tranche B Term Loan	5.25%	10/31/2019	25,986	25,969,525
InfoGroup, Inc. Term Loan B	7.50%	5/26/2018	17,159	16,072,770
Interactive Data Corp. Term Loan	4.75%	5/2/2021	5,890	5,924,604
iPayment, Inc. Term Loan	6.75%	5/8/2017	7,529	7,482,275
iQor US, Inc. 1st Lien Term Loan B	6.00%	4/1/2021	19,976	19,027,548
Kasima LLC Term Loan	3.25%	5/17/2021	45,084	44,717,517
Landmark Aviation FBO Canada, Inc. Canadian Term Loan	4.75%	10/25/2019	771	771,117
LM U.S. Member LLC 1st Lien Initial Term Loan	4.75%	10/25/2019	20,117	20,117,293
LM U.S. Member LLC 2nd Lien Initial Term Loan	8.25%	1/25/2021	8,704	8,638,560
MH Sub I LLC 1st Lien Initial Term Loan	5.00%	7/8/2021	22,980	22,930,017
MH Sub I LLC 2nd Lien Initial Term Loan	8.50%	7/8/2022	16,622	16,310,338
Neff Rental LLC 2nd Lien Closing Date Term Loan	7.25%	6/9/2021	14,053	14,158,844
NEP/NCP Holdco, Inc. 2nd Lien Term Loan	9.50%	7/22/2020	5,460	5,466,719
Nord Anglia Education Finance LLC Initial Term Loan	4.50%	3/31/2021	13,219	13,218,575
RentPath, Inc. Term Loan B	6.25%	5/29/2020	5,735	5,735,480
Securus Technologies Holdings, Inc. 1st Lien Initial Term Loan	4.75%	4/30/2020	10,890	10,801,583

46	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Service (continued)
Sedgwick Claims Management Services, Inc. 2nd Lien Term Loan	6.75%	2/28/2022	$7,840	$7,689,746
SRA International, Inc. Term Loan	6.50%	7/20/2018	23,170	23,213,615
Travelport Finance S.A.R.L. Initial Term Loan (Luxembourg)(b)	6.00%	9/2/2021	9,840	9,887,429
US Airways, Inc. Consenting Tranche B1 Term Loan	3.50%	5/23/2019	18,914	18,633,600
Vantiv LLC Term Loan B	3.75%	6/13/2021	27,301	27,176,891
WP Mustang Holdings LLC 1st Lien Term Loan	5.50%	5/29/2021	24,938	25,109,070
Total				865,507,417

Transportation 1.43%
Chrysler Group LLC Tranche B Term Loan	3.25%	12/31/2018	56,352	56,095,759
Navistar Financial Corp. 2011 Term Loan	3.188%	12/2/2016	28,874	27,863,282
Navistar, Inc. Tranche B Term Loan	5.75%	8/17/2017	4,935	4,986,398
Pilot Travel Centers LLC Tranche B Initial Term Loan	4.25%	10/1/2021	5,770	5,799,427
Velocity Pooling Vehicle LLC Original 1st Lien Term Loan	5.00%	5/14/2021	13,211	11,559,529
Total				106,304,395

Utility 4.52%
Calpine Construction Finance Co. LP Term Loan B1	3.00%	5/3/2020	5,746	5,627,839
Calpine Construction Finance Co. LP Term Loan B2	3.25%	1/31/2022	12,716	12,481,526
Calpine Corp. Delayed Term Loan	4.00%	10/30/2020	18,858	18,791,499
Calpine Corp. Term Loan	4.00%	4/1/2018	4,292	4,295,639
Calpine Corp. Term Loan	4.00%	10/9/2019	20,595	20,535,372
Dynegy, Inc. Tranche B2 Term Loan	4.00%	4/23/2020	34,841	34,791,951
EFS Cogen Holdings I LLC Advance Term Loan B	3.75%	12/17/2020	5,895	5,907,910
Energy Future Intermediate Holding Co. LLC Term Loan	4.25%	6/19/2016	30,560	30,626,927
Green Energy Partners/Stonewall LLC Advance Conversion Term Loan B1	6.50%	11/13/2021	6,715	6,815,725
Green Energy Partners/Stonewall LLC Construction B2 Commitment	3.00%	11/13/2021	4,525	4,561,788
La Frontera Generation LLC Term Loan	4.50%	9/30/2020	26,976	27,051,802
Moxie Liberty LLC Advance Construction Term Loan B1	7.50%	8/21/2020	30,000	30,300,000
Panda Sherman Power LLC Advance Construction Term Loan	9.00%	9/14/2018	20,305	20,660,815

See Notes to Financial Statements.	47

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2014

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Utility (continued)
Panda Temple Power II LLC Advance Construction Term Loan	7.25%		4/3/2019	$24,475	$24,811,531
Star West Generation LLC Advance Term Loan B	4.25%		3/13/2020	21,091	21,051,343
Texas Competitive Electric Holdings Co. LLC 2017 Extended Term Loan	4.65%		10/10/2017	22,281	16,198,951
Texas Competitive Electric Holdings Co. LLC DIP 2014 Delayed Draw Term Loan	3.75%		5/5/2016	4,875	4,913,098
Texas Competitive Electric Holdings Co., LLC Non-Extending 2014 Term Loan	4.65%		4/25/2015	65,095	47,122,596
Total					336,546,312
Total Floating Rate Loans (cost $6,734,290,956)					$6,650,501,674

FOREIGN BONDS(a) 0.71%

France 0.02%
SMCP SAS†	8.875%		6/15/2020	EUR 1,000	1,295,364

Italy 0.12%
Wind Acquisition Finance SA†	4.082%	#	7/15/2020	EUR 7,500	9,224,672

Netherlands 0.31%
Hema Bondco I BV†	5.334%	#	6/15/2019	EUR 15,000	15,620,842
United Group BV†	7.875%		11/15/2020	EUR 6,000	7,930,725
Total					23,551,567

United Kingdom 0.26%
Care UK Health & Social Care plc†	5.56%	#	7/15/2019	GBP 5,000	7,372,638
Premier Foods Finance plc†	5.563%	#	3/16/2020	GBP 8,500	11,750,143
Total					19,122,781
Total Foreign Bonds (cost $62,982,785)					53,194,384

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 0.21%
Commercial Mortgage Pass-Through Certificates 2007-FL14 C†	0.455%	#	6/15/2022	$961	957,823
Credit Suisse First Boston Mortgage Securities Corp. 2007-TFLA J†	0.805%	#	2/15/2022	4,000	3,845,000
JPMorgan Chase Commercial Mortgage-Backed Securities Trust 2009-RR1 A4B†	5.637%	#	3/18/2051	5,000	5,396,500
Wachovia Bank Commercial Mortgage Trust 2006-WL7A H†	0.553%	#	9/15/2021	5,191	5,061,674
Total Non-Agency Commercial Mortgage-Backed Securities (cost $14,545,882)					15,260,997
Total Long-Term Investments (cost $7,290,361,703)					7,180,000,610

48	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2014

	Principal
	Amount	Fair
Investments	(000)	Value
SHORT-TERM INVESTMENT 2.64%

REPURCHASE AGREEMENT
Repurchase Agreement dated 11/28/2014, Zero Coupon due 12/1/2014 with Fixed Income Clearing Corp. collateralized by $59,580,000 of U.S. Treasury Note at 1.00% due 11/30/2019; $117,035,000 of U.S. Treasury Note at 1.125% due 12/31/2019 and $27,065,000 of U.S. Treasury Note at 1.50% due 5/31/2019; value: $200,487,513; proceeds: $196,552,232 (cost $196,552,232)	$196,552	$196,552,232
Total Investments in Securities 99.05% (cost $7,486,913,935)		7,376,552,842
Foreign Cash and Other Assets in Excess of Liabilities(f) 0.95%		70,694,231
Net Assets 100.00%		$7,447,247,073

AUD	Australian dollar.
CAD	Canadian dollar.
EUR	euro.
GBP	British pound.
NOK	Norwegian krone.
PIK	Payment-in-kind.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2014.
*	Non-income producing security.
(a)	Investment in non-U.S. dollar denominated securities.
(b)	Foreign security traded in U.S. dollars.
(c)	Defaulted security.
(d)	Securities purchased on a when-issued basis (See Note 2(i)).
(e)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2014.
(f)	Foreign Cash and Other Assets in Excess of Liabilities include net unrealized appreciation/depreciation on forward foreign currency contracts and futures contracts as follows:

See Notes to Financial Statements.	49

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2014

Open Forward Foreign Currency Exchange Contracts at November 30, 2014:

Forward
Foreign					U.S. $
Currency					Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Appreciation
British pound	Sell	Citibank	1/28/2015	7,595,000	$12,218,132	$11,858,992	$359,140
British pound	Sell	Morgan Stanley	1/28/2015	4,735,000	7,431,326	7,393,328	37,998
Canadian dollar	Sell	J.P. Morgan	1/16/2015	10,750,000	9,474,245	9,391,067	83,178
euro	Sell	J.P. Morgan	12/22/2014	14,650,000	18,509,563	18,218,435	291,128
euro	Sell	Bank of America	12/22/2014	5,685,000	7,345,713	7,069,747	275,966
euro	Sell	Bank of America	1/20/2015	7,005,000	8,716,840	8,713,111	3,729
euro	Sell	J.P. Morgan	1/20/2015	58,500,000	74,853,599	72,764,741	2,088,858
euro	Sell	Morgan Stanley	2/13/2015	34,735,000	43,229,920	43,213,606	16,314
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$3,156,311

Forward
Foreign					U.S. $
Currency					Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Depreciation
British pound	Buy	Morgan Stanley	1/28/2015	65,000	$102,101	$101,492	$(609)
Canadian dollar	Buy	Citibank	1/16/2015	525,000	466,442	458,634	(7,808)
Canadian dollar	Buy	Bank of America	1/16/2015	560,000	494,795	489,209	(5,586)
euro	Buy	J.P. Morgan	12/22/2014	18,500,000	23,088,196	23,006,214	(81,982)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(95,985)

Open Futures Contracts at November 30, 2014:

					Unrealized
Type	Expiration	Contracts	Position	Fair Value	Depreciation
U.S. 5-Year Treasury Note	March 2015	487	Short	$(58,192,696)	$(335,645)
U.S. 10-Year Treasury Note	March 2015	731	Short	(92,871,266)	(875,023)
Totals				$(151,063,961)	$(1,210,668)

50	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2014

The following is a summary of the inputs used as of November 30, 2014 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$–	$5,911,720	$–	$5,911,720
Common Stocks
Metals/Minerals	256,324	–	–	256,324
Service	–	388,262	–	388,262
Corporate Bonds
Chemicals	–	44,453,900	590	44,454,490
Metals/Minerals	–	24,522,125	49,809	24,571,934
Remaining Industries	–	385,460,825	–	385,460,825
Floating Rate Loans(4)
Aerospace	–	241,900,405	–	241,900,405
Chemicals	–	265,148,288	–	265,148,288
Consumer Durables	–	24,380,804	–	24,380,804
Consumer Non-Durables	–	59,119,956	18,506,405	77,626,361
Energy	–	314,697,898	20,371,875	335,069,773
Financial	–	247,755,902	26,606,850	274,362,752
Food & Drug	–	182,420,420	–	182,420,420
Food/Tobacco	–	276,568,523	–	276,568,523
Forest Products	–	156,436,000	–	156,436,000
Gaming/Leisure	–	508,922,210	–	508,922,210
Healthcare	–	714,524,241	53,270,386	767,794,627
Housing	–	148,699,949	8,082,148	156,782,097
Information Technology	–	451,005,814	–	451,005,814
Manufacturing	–	309,505,725	20,003,054	329,508,779
Media/Telecommunications	–	963,226,687	21,438,725	984,665,412
Metals/Minerals	–	42,904,116	–	42,904,116
Retail	–	259,053,419	7,593,750	266,647,169
Service	–	819,878,734	45,628,683	865,507,417
Transportation	–	78,441,113	27,863,282	106,304,395
Utility	–	306,246,312	30,300,000	336,546,312
Foreign Bonds	–	53,194,384	–	53,194,384
Non-Agency Commercial Mortgage-Backed Securities	–	15,260,997	–	15,260,997
Repurchase Agreement	–	196,552,232	–	196,552,232
Total	$256,324	$7,096,580,961	$279,715,557	$7,376,552,842

See Notes to Financial Statements.	51

Schedule of Investments (concluded)

FLOATING RATE FUND November 30, 2014

Investment Type(2)(3)	Level 1	Level 2	Level 3	Total

Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$3,156,311	$–	$3,156,311
Liabilities	–	(95,985)	–	(95,985)
Futures Contracts
Assets	–	–	–	–
Liabilities	(1,210,668)	–	–	(1,210,668)
Unfunded Commitments
Assets	–	11,704	–	11,704
Liabilities	–	–	–	–
Total	$(1,210,668)	$3,072,030	$–	$1,861,362

(1)	Refer to note 2(r) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended November 30, 2014.
(4)	Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Corporate Bonds	Floating Rate Loans
Balance as of December 1, 2013	$–	$328,330,601
Accrued discounts/premiums	–	1,135,449
Realized gain (loss)	–	2,094,054
Change in unrealized appreciation/depreciation	(102,747)	(4,620,193)
Purchases	153,146	101,340,924
Sales	–	(312,022,666)
Net transfers in or out of Level 3	–	163,406,989
Balance as of November 30, 2014	$50,399	$279,665,158

52	See Notes to Financial Statements.

Schedule of Investments

HIGH YIELD FUND November 30, 2014

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
LONG-TERM INVESTMENTS 95.69%

ASSET-BACKED SECURITIES 0.13%

Other
Gramercy Real Estate CDO Ltd. 2007-1A A1†	0.512%	#	8/15/2056	$3,893	$3,416,461
NorthStar Real Estate CDO VIII Ltd. 2006-8A A2†	0.517%	#	2/1/2041	2,000	1,780,000
Total Asset-Backed Securities (cost $5,072,633)					5,196,461

				Shares
				(000)
COMMON STOCKS 5.37%

Aerospace/Defense 0.09%
Aerovironment, Inc.*				143	3,949,783

Air Transportation 0.11%
Alaska Air Group, Inc.				75	4,421,347

Auto Parts & Equipment 0.10%
LKQ Corp.*				140	4,060,580

Automakers 0.10%
Harley-Davidson, Inc.				62	4,334,096

Beverages 0.25%
Craft Brew Alliance, Inc.*				294	3,981,559
Monster Beverage Corp.*				58	6,493,373
Total					10,474,932

Chemicals 0.15%
Axalta Coating Systems Ltd.*				267	6,347,460

Consumer/Commercial/Lease Financing 0.10%
Air Lease Corp.				113	4,289,404

Diversified Capital Goods 0.09%
Polypore International, Inc.*				76	3,900,668

Electronics 0.41%
Avago Technologies Ltd. (Singapore)(a)				47	4,380,460
Broadcom Corp. Class A				95	4,103,819
iRobot Corp.*				118	4,297,560
NXP Semiconductor NV (Netherlands)*(a)				55	4,287,331
Total					17,069,170

See Notes to Financial Statements.	53

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2014

	Shares	Fair
Investments	(000)	Value
Energy: Exploration & Production 0.17%
Diamondback Energy, Inc.*	62	$3,489,976
Parsley Energy, Inc. Class A*	305	3,852,672
Total		7,342,648

Food & Drug Retailers 0.04%
Freshpet, Inc.*	96	1,602,489

Food: Wholesale 0.30%
Maple Leaf Foods, Inc. (Canada)(a)	246	4,052,979
Mead Johnson Nutrition Co.	41	4,281,323
WhiteWave Foods Co. (The) Class A*	114	4,172,157
Total		12,506,459

Health Facilities 0.29%
Acadia Healthcare Co., Inc.*	67	4,126,145
Community Health Systems, Inc.*	85	4,015,924
Universal Health Services, Inc. Class B	39	4,101,104
Total		12,243,173

Health Services 0.10%
Team Health Holdings, Inc.*	73	4,166,964

Investments & Miscellaneous Financial Services 0.13%
OM Asset Management plc (United Kingdom)*(a)	273	4,224,355
Penson Technologies Class A Units	4,881	1,116,000
Total		5,340,355

Metals/Mining (Excluding Steel) 0.01%
Mirabela Nickel Ltd.*(b)	AUD 8,607	256,324

Packaging 0.10%
Rock-Tenn Co. Class A	72	4,090,320

Pharmaceuticals 0.66%
Alexion Pharmaceuticals, Inc.*	22	4,193,468
Celgene Corp.*	38	4,365,696
Pharmacyclics, Inc.*	45	6,328,306
Puma Biotechnology, Inc.*	19	4,199,870
Valeant Pharmaceuticals International, Inc.*	29	4,236,959
Vertex Pharmaceuticals, Inc.*	37	4,326,196
Total		27,650,495

54	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2014

			Shares	Fair
Investments			(000)	Value
Recreation & Travel 0.21%
Norwegian Cruise Line Holdings Ltd.*			100	$4,371,444
Royal Caribbean Cruises Ltd.			61	4,490,766
Total				8,862,210

Restaurants 0.58%
Buffalo Wild Wings, Inc.*			26	4,425,460
Burger King Worldwide, Inc.			125	4,524,330
Popeyes Louisiana Kitchen, Inc.*			84	4,634,636
Starbucks Corp.			52	4,214,799
Yum! Brands, Inc.			83	6,401,630
Total				24,200,855

Software/Services 0.96%
Alibaba Group Holding Ltd. ADR*			12	1,317,352
FireEye, Inc.*			126	3,802,304
FleetCor Technologies, Inc.*			27	4,152,672
King Digital Entertainment plc (Ireland)(a)			257	3,917,100
Pandora Media, Inc.*			213	4,180,070
Red Hat, Inc.*			65	4,042,920
Splunk, Inc.*			99	6,616,999
VeriFone Systems, Inc.*			167	5,944,165
Yelp, Inc.*			106	6,075,689
Total				40,049,271

Specialty Retail 0.42%
Carter’s, Inc.			51	4,235,389
Restoration Hardware Holdings, Inc.*			57	4,809,891
Ulta Salon, Cosmetics & Fragrance, Inc.*			32	4,047,680
Vince Holding Corp.*			116	4,312,872
Total				17,405,832
Total Common Stocks (cost $212,601,694)				224,564,835

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)
CONVERTIBLE BONDS 2.23%

Energy: Exploration & Production 0.10%
Energy XXI Ltd.†	3.00%	12/15/2018	$1,570	1,028,350
PDC Energy, Inc.†	3.25%	5/15/2016	3,124	3,178,670
Total				4,207,020

See Notes to Financial Statements.	55

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Gas Distribution 0.09%
Macquarie Infrastructure Co. LLC	2.875%	7/15/2019	$3,373	$3,805,166

Health Services 0.27%
Cepheid, Inc.†	1.25%	2/1/2021	3,600	4,029,750
Incyte Corp. Ltd.	1.25%	11/15/2020	2,647	4,235,200
Omnicare, Inc.	3.50%	2/15/2044	2,500	2,946,875
Total				11,211,825

Investments & Miscellaneous Financial Services 0.22%
Janus Capital Group, Inc.	0.75%	7/15/2018	2,750	4,106,093
PRA Group, Inc.	3.00%	8/1/2020	4,481	5,116,742
Total				9,222,835

Media: Content 0.08%
Central European Media Enterprises Ltd.	5.00%	11/15/2015	3,164	3,195,640

Pharmaceuticals 0.80%
Depomed, Inc.	2.50%	9/1/2021	3,904	4,189,480
Isis Pharmaceuticals, Inc.†	1.00%	11/15/2021	4,000	4,040,000
Medivation, Inc.	2.625%	4/1/2017	5,877	13,315,078
Merrimack Pharmaceuticals, Inc.	4.50%	7/15/2020	3,626	5,885,451
Regeneron Pharmaceuticals, Inc.	1.875%	10/1/2016	1,250	6,173,438
Total				33,603,447

Software/Services 0.52%
HomeAway, Inc.†	0.125%	4/1/2019	3,880	3,700,550
ServiceNow, Inc.	Zero Coupon	11/1/2018	4,275	4,745,250
Twitter, Inc.†	1.00%	9/15/2021	9,082	8,327,058
Vipshop Holdings Ltd. (China)(a)	1.50%	3/15/2019	3,642	4,823,374
Total				21,596,232

Specialty Retail 0.15%
Restoration Hardware Holdings, Inc.†	Zero Coupon	6/15/2019	6,450	6,365,344
Total Convertible Bonds (cost $86,922,866)				93,207,509

FLOATING RATE LOANS(c) 5.91%

Aerospace/Defense 0.06%
Doncasters U.S. Finance LLC 2nd Lien Term Loan	9.50%	10/9/2020	2,555	2,551,427

Building & Construction 0.03%
William Lyon Homes, Inc. Bridge
Term Loan	6.483% - 7.75%	8/12/2022	1,106	1,105,769

56	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Chemicals 0.20%
American Pacific Corp. Term Loan	7.00%	2/27/2019	$8,213	$8,274,094

Consumer Products 0.13%
Velocity Pooling Vehicle LLC Original 1st Lien Term Loan	5.00%	5/14/2021	6,465	5,656,698

Electric: Generation 0.55%
Green Energy Partners/Stonewall LLC Advance Conversion Term Loan B1	6.50%	11/13/2021	4,850	4,922,750
Green Energy Partners/Stonewall LLC Construction B2 Commitment	3.00%	11/13/2021	3,200	3,226,016
Longview Power LLC 2017 Term Loan	7.19%	10/31/2017	6,000	3,978,750
Moxie Liberty LLC Advance Construction Term Loan B1	7.50%	8/21/2020	5,225	5,277,250
Panda Temple Power II LLC Advance Construction Term Loan	7.25%	4/3/2019	5,335	5,408,356
Total				22,813,122

Electronics 0.12%
Eastman Kodak Co. 2nd Lien Term Loan	10.75%	9/3/2020	5,135	5,182,088

Energy: Exploration & Production 0.61%
Chief Exploration & Development LLC 2nd Lien Term Loan	7.50%	5/12/2021	11,640	11,087,100
Templar Energy LLC 2nd Lien New Term Loan	8.50%	11/25/2020	16,240	14,380,520
Total				25,467,620

Gaming 0.35%
Cannery Casino Resorts LLC 2nd Lien Term Loan	10.00%	10/2/2019	8,476	7,374,120
Yonkers Racing Corp. 2nd Lien Initial Term Loan	8.75%	8/20/2020	9,200	7,222,000
Total				14,596,120

Health Services 0.34%
Air Medical Holdings LLC Term Loan	7.625%	5/31/2018	9,719	9,694,702
CHG Healthcare Services, Inc. 2nd Lien Term Loan	9.00%	11/19/2020	4,357	4,389,196
Total				14,083,898

Investments & Miscellaneous Financial Services 0.21%
PGX Holdings, Inc. 1st Lien Initial Term Loan	6.25%	9/29/2020	5,225	5,215,203
VFH Parent LLC 2013 Term Loan	5.75%	11/8/2019	3,774	3,778,981
Total				8,994,184

See Notes to Financial Statements.	57

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Machinery 0.33%
Alison US LLC 2nd Lien Initial Term Loan	9.50%	8/29/2022	$6,500	$6,191,250
Alliance Laundry Systems LLC 2nd Lien Initial Term Loan	9.50%	12/10/2019	7,743	7,771,820
Total				13,963,070

Media: Diversified 0.33%
Metro-Goldwyn-Mayer, Inc. 2nd Lien Term Loan	5.125%	6/26/2020	3,580	3,581,128
MH Sub I LLC 2nd Lien Initial Term Loan	8.50%	7/8/2022	10,350	10,155,937
Total				13,737,065

Medical Products 0.11%
Verdesian Life Sciences LLC Initial Term Loan	6.00%	7/1/2020	4,592	4,580,395

Metals/Mining (Excluding Steel) 0.26%
American Rock Salt Co. LLC 2nd Lien Delayed Draw Term Loan	8.00%	5/20/2022	5,740	5,811,750
Noranda Aluminum Acquisition Corp. Term Loan B	5.75%	2/28/2019	5,170	5,043,503
Total				10,855,253

Packaging 0.13%
Berlin Packaging LLC 2nd Lien Initial Term Loan	7.75%	9/30/2022	5,400	5,415,741

Personal & Household Products 0.10
Britax US Holdings, Inc. Initial Dollar Term Loan	4.50%	10/15/2020	5,768	4,102,676

Recreation & Travel 0.33%
Delta 2 (Lux) S.A.R.L. 2nd Lien Facility Term Loan (Luxembourg)(a)	7.75%	7/29/2022	5,660	5,652,954
Equinox Holdings, Inc. 2nd Lien Initial Term Loan	9.75%	7/31/2020	5,350	5,426,906
NCL Corp. Ltd. Term Loan B	4.00%	11/19/2021	2,825	2,836,766
Total				13,916,626

Restaurants 0.14%
Red Lobster Management LLC 1st Lien Initial
Term Loan	6.25%	7/28/2021	5,871	5,896,686

Software/Services 0.59%
Applied Systems, Inc. 2nd Lien Initial Term Loan	7.50%	1/24/2022	3,985	4,001,199
EZE Software Group LLC 2nd Lien New Term Loan	7.25%	4/4/2021	5,610	5,539,467
ION Trading Technologies S.A.R.L. 2nd Lien Term Loan (Luxembourg)(a)	7.25%	6/10/2022	4,293	4,239,337
Mitchell International, Inc. 2nd Lien Initial Term Loan	8.50%	10/11/2021	5,600	5,615,400

58	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Software/Services (continued)
Stratus Technologies, Inc. Initial Term Loan	6.00%	4/28/2021	$ 5,111	$5,107,431
Total				24,502,834

Support: Services 0.89%
Advantage Sales & Marketing, Inc. 2nd Lien Term Loan	7.50%	7/25/2022	5,150	5,129,091
AVSC Holding Corp. 2nd Lien Initial Term Loan	9.25%	1/24/2022	1,850	1,877,750
LM U.S. Member LLC 2nd Lien Initial Term Loan	8.25%	1/25/2021	5,655	5,612,588
Neff Rental LLC 2nd Lien Closing Date Term Loan	7.25%	6/9/2021	5,977	6,021,915
Packers Holdings LLC Initial Term Loan	5.00%	12/2/2021	5,650	5,678,250
Redtop Acquisitions Ltd. 2nd Lien Initial Dollar Term Loan (United Kingdom)(a)	8.25%	6/3/2021	4,040	4,062,706
WP Mustang Holdings LLC 2nd Lien Term Loan	8.50%	5/29/2022	9,075	8,916,187
Total				37,298,487

Telecommunications: Integrated/Services 0.10%
DataPipe, Inc. 2nd Lien Initial Term Loan	8.50%	9/16/2019	4,325	4,192,569
Total Floating Rate Loans (cost $252,173,098)				247,186,422

FOREIGN BONDS(b) 4.23%

Colombia 0.19%
Empresas Publicas de Medellin ESP†	7.625%	9/10/2024	COP 17,481,000	8,009,857

France 0.55%
Europcar Groupe SA†	9.375%	4/15/2018	EUR 3,750	4,896,085
Holdikks SAS†	6.75%	7/15/2021	EUR 10,200	10,813,689
Numericable-SFR†	5.375%	5/15/2022	EUR 1,850	2,421,153
SMCP SAS†	8.875%	6/15/2020	EUR 3,900	5,051,920
Total				23,182,847

Germany 0.18%
CeramTec Group GmbH†	8.25%	8/15/2021	EUR 5,500	7,420,289

Italy 0.10%
Zobele Holding SpA†	7.875%	2/1/2018	EUR 3,300	4,230,795

Luxembourg 0.54%
Bilbao Luxembourg SA PIK†	10.50%	12/1/2018	EUR 5,125	6,707,248
Matterhorn Midco & Cy SCA†	7.75%	2/15/2020	EUR 7,759	10,142,386
Play Topco SA PIK†	7.75%	2/28/2020	EUR 4,600	5,848,567
Total				22,698,201

See Notes to Financial Statements.	59

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2014

					Principal
	Interest		Maturity		Amount	Fair
Investments	Rate		Date		(000)	Value
Netherlands 0.85%
Dutch Lion BV PIK†	11.25%		6/15/2020		EUR 4,650	$5,301,440
Hema Bondco I BV†	6.25%		6/15/2019		EUR 15,225	16,423,101
United Group BV†	7.875%		11/15/2020		EUR 8,750	11,565,640
UPC Holding BV†	6.75%		3/15/2023		CHF 1,775	2,026,724
Total						35,316,905

Spain 0.31%
Banco Popular Espanol SA	11.50%		–	(d)	EUR 9,000	12,838,150

United Kingdom 1.51%
Care UK Health & Social Care plc†	5.56%	#	7/15/2019		GBP 5,700	8,404,808
Galaxy Finco Ltd.†	7.875%		11/15/2021		GBP 4,100	5,943,096
Iron Mountain Europe plc†	6.125%		9/15/2022		GBP 7,325	11,886,155
Odeon & UCI Finco plc†	9.00%		8/1/2018		GBP 4,525	6,440,759
Old Mutual plc	8.00%		6/3/2021		GBP 4,330	7,714,421
Premier Foods Finance plc†	6.50%		3/15/2021		GBP 6,675	9,349,515
R&R Ice Cream plc†	5.50%		5/15/2020		GBP 4,950	7,577,570
Stonegate Pub Co. Financing plc†	5.75%		4/15/2019		GBP 3,700	5,692,708
Total						63,009,032
Total Foreign Bonds (cost $193,549,751)						176,706,076

FOREIGN GOVERNMENT OBLIGATION(a) 0.10%

Belize
Republic of Belize† (cost $4,169,203)	5.00%		2/20/2038		$ 5,670	4,358,659

HIGH YIELD CORPORATE BONDS 77.40%

Advertising 0.61%
Affinion Investments LLC†	13.50%		8/15/2018		7,879	6,381,990
Clear Channel Worldwide Holdings, Inc. Series B	7.625%		3/15/2020		7,540	7,886,840
Getty Images, Inc.†	7.00%		10/15/2020		5,025	4,114,219
Southern Graphics, Inc.†	8.375%		10/15/2020		7,030	7,293,625
Total						25,676,674

Aerospace/Defense 0.58%
CPI International, Inc.	8.75%		2/15/2018		5,800	6,003,000
GenCorp, Inc.	7.125%		3/15/2021		7,175	7,596,531
Huntington Ingalls Industries, Inc.†(e)	5.00%		12/15/2021		5,799	5,900,483
Moog, Inc.†	5.25%		12/1/2022		4,830	4,926,600
Total						24,426,614

60	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2014

				Principal
	Interest	Maturity		Amount	Fair
Investments	Rate	Date		(000)	Value
Air Transportation 0.73%
Air Canada (Canada)†(a)	7.75%	4/15/2021		$4,366	$4,617,045
Air Canada (Canada)†(a)	8.75%	4/1/2020		3,350	3,701,750
American Airlines Group, Inc.†	5.50%	10/1/2019		5,289	5,322,056
Avianca Holdings SA/Avianca Leasing LLC/Grupo Taca Holdings Ltd. (Panama)†(a)	8.375%	5/10/2020		7,450	7,859,750
Gol LuxCo SA (Luxembourg)†(a)	8.875%	1/24/2022		4,050	3,979,125
United Continental Holdings, Inc.	6.00%	12/1/2020		4,975	5,077,610
Total					30,557,336

Auto Parts & Equipment 1.45%
American Axle & Manufacturing, Inc.	6.625%	10/15/2022		6,000	6,495,000
Chassix, Inc.†	9.25%	8/1/2018		9,464	6,411,860
Commercial Vehicle Group, Inc.	7.875%	4/15/2019		3,775	3,935,438
Gates Global LLC/Gates Global Co.†	6.00%	7/15/2022		5,500	5,376,250
International Automotive Components Group SA (Luxembourg)†(a)	9.125%	6/1/2018		7,308	7,764,750
Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc.†	7.875%	10/1/2022		5,440	5,412,800
MPG Holdco I, Inc.†	7.375%	10/15/2022		8,773	9,167,785
Nexteer Automotive Group Ltd.†	5.875%	11/15/2021		4,097	4,189,182
Stackpole International Intermediate/Stackpole International Powder (Luxembourg)†(a)	7.75%	10/15/2021		11,495	11,782,375
Total					60,535,440

Automakers 0.36%
General Motors Corp.(f)	–	–	(d)	8,500	850
J.B. Poindexter & Co., Inc.†	9.00%	4/1/2022		6,685	7,320,075
Oshkosh Corp.	5.375%	3/1/2022		5,350	5,523,875
TML Holdings Pte Ltd. (Singapore)(a)	5.75%	5/7/2021		2,000	2,100,244
Total					14,945,044

Banking 1.67%
Banco Bilbao Vizcaya Argentaria SA (Spain)(a)	9.00%	–	(d)	6,000	6,510,000
Commerzbank AG (Germany)†(a)	8.125%	9/19/2023		7,025	8,241,660
Dresdner Funding Trust I†	8.151%	6/30/2031		5,442	6,503,190
Lloyds Bank plc (United Kingdom)†(a)	12.00%	–	(d)	6,252	9,081,030
Lloyds Banking Group plc (United Kingdom)(a)	7.50%	–	(d)	3,800	3,914,000
National Savings Bank (Sri Lanka)†(a)	5.15%	9/10/2019		3,625	3,652,188
National Savings Bank (Sri Lanka)†(a)	8.875%	9/18/2018		5,050	5,757,000
Popular, Inc.	7.00%	7/1/2019		13,895	14,033,950

See Notes to Financial Statements.	61

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Banking (continued)
Synovus Financial Corp.	7.875%	2/15/2019	$10,855	$12,239,012
Washington Mutual Bank(g)	6.875%	6/15/2011	10,000	1,000
Total				69,933,030

Beverages 0.59%
Central American Bottling Corp. (Guatemala)†(a)	6.75%	2/9/2022	8,725	9,274,675
Constellation Brands, Inc.	6.00%	5/1/2022	8,000	8,890,400
Cott Beverages, Inc.†	5.375%	7/1/2022	1,750	1,666,875
San Miguel Corp. (Philippines)(a)	4.875%	4/26/2023	5,196	4,877,745
Total				24,709,695

Brokerage 0.15%
Scottrade Financial Services, Inc.†	6.125%	7/11/2021	5,992	6,309,306

Building & Construction 1.46%
Ashton Woods USA LLC/Ashton Woods Finance Co.†	6.875%	2/15/2021	8,918	8,717,345
Brookfield Residential Properties, Inc. (Canada)†(a)	6.50%	12/15/2020	7,675	8,173,875
K. Hovnanian Enterprises, Inc.	5.00%	11/1/2021	9,465	8,376,525
Lennar Corp.	4.50%	11/15/2019	6,020	6,035,050
Meritage Homes Corp.	4.50%	3/1/2018	695	701,950
Toll Brothers Finance Corp.	4.375%	4/15/2023	8,075	8,054,812
WCI Communities, Inc.	6.875%	8/15/2021	4,508	4,575,620
William Lyon Homes, Inc.	5.75%	4/15/2019	5,890	5,934,175
William Lyon Homes, Inc.†	7.00%	8/15/2022	3,391	3,509,685
William Lyon Homes, Inc.	8.50%	11/15/2020	6,531	7,151,445
Total				61,230,482

Building Materials 1.45%
Associated Asphalt Partners LLC/Road Holdings III LLC/Associated Asphalt Finance†	8.50%	2/15/2018	5,622	5,453,340
Building Materials Corp. of America†	5.375%	11/15/2024	5,574	5,601,870
Cimento Tupi SA (Brazil)†(a)	9.75%	5/11/2018	3,051	2,928,960
CIMPOR Financial Operations BV (Netherlands)†(a)	5.75%	7/17/2024	5,100	4,774,875
CPG Merger Sub LLC†	8.00%	10/1/2021	5,695	6,008,225
Hillman Group, Inc. (The)†	6.375%	7/15/2022	5,408	5,286,320
New Enterprise Stone & Lime Co., Inc.	11.00%	9/1/2018	3,048	2,895,600
Ply Gem Industries, Inc.	6.50%	2/1/2022	4,355	4,229,794
Ply Gem Industries, Inc.†	6.50%	2/1/2022	1,117	1,084,886
Roofing Supply Group LLC/Roofing Supply Finance, Inc.†	10.00%	6/1/2020	5,850	6,084,000

62	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Building Materials (continued)
Summit Materials LLC/Summit Materials Finance Corp.	10.50%	1/31/2020	$5,497	$6,142,897
USG Corp.†	5.875%	11/1/2021	5,559	5,753,732
WESCO Distribution, Inc.	5.375%	12/15/2021	4,100	4,197,375
Total				60,441,874

Cable & Satellite Television 5.63%
Altice Financing SA (Luxembourg)†(a)	6.50%	1/15/2022	3,375	3,417,188
Altice Finco SA (Luxembourg)†(a)	8.125%	1/15/2024	3,100	3,200,750
Altice Finco SA (Luxembourg)†(a)	9.875%	12/15/2020	13,775	15,305,127
Altice SA (Luxembourg)†(a)	7.75%	5/15/2022	10,700	11,087,875
Cablevision Systems Corp.	5.875%	9/15/2022	9,310	9,507,837
CCO Holdings LLC/CCO Holdings Capital Corp.	5.25%	3/15/2021	7,361	7,434,610
CCO Holdings LLC/CCO Holdings Capital Corp.	6.625%	1/31/2022	8,249	8,805,807
CCOH Safari LLC	5.50%	12/1/2022	6,293	6,379,529
CCOH Safari LLC	5.75%	12/1/2024	9,414	9,496,372
Cogeco Cable, Inc. (Canada)†(a)	4.875%	5/1/2020	5,100	5,119,125
CSC Holdings LLC†	5.25%	6/1/2024	1,234	1,226,288
DISH DBS Corp.	5.125%	5/1/2020	6,790	6,887,606
DISH DBS Corp.	5.875%	7/15/2022	21,635	22,421,973
Harron Communications LP/Harron Finance Corp.†	9.125%	4/1/2020	8,420	9,304,100
Mediacom LLC/Mediacom Capital Corp.	7.25%	2/15/2022	4,308	4,620,330
Numericable-SFR (France)†(a)	6.00%	5/15/2022	19,325	19,653,911
RCN Telecom Services LLC/RCN Capital Corp.†	8.50%	8/15/2020	8,640	9,288,000
SiTV LLC/SiTV Finance, Inc.†	10.375%	7/1/2019	3,393	3,206,385
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany)†(a)	5.50%	1/15/2023	11,755	12,283,975
Unitymedia KabelBW GmbH (Germany)†(a)	6.125%	1/15/2025	10,200	10,697,250
UPCB Finance V Ltd.†	7.25%	11/15/2021	7,125	7,846,763
Virgin Media Finance plc (United Kingdom)†(a)	6.00%	10/15/2024	3,250	3,416,563
Virgin Media Secured Finance plc (United Kingdom)†(a)	5.375%	4/15/2021	10,475	10,854,719
VTR Finance BV (Netherlands)†(a)	6.875%	1/15/2024	17,660	18,631,300
Wave Holdco LLC/Wave Holdco Corp. PIK†	8.25%	7/15/2019	3,340	3,473,600
WaveDivision Escrow LLC/WaveDivisionEscrow Corp.†	8.125%	9/1/2020	10,670	11,630,300
Total				235,197,283

See Notes to Financial Statements.	63

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Chemicals 1.30%
Celanese US Holdings LLC	5.875%	6/15/2021	$3,975	$4,302,938
Grupo Idesa SA de CV (Mexico)†(a)	7.875%	12/18/2020	8,750	9,362,500
Hexion U.S. Finance Corp.	6.625%	4/15/2020	6,810	6,622,725
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC	9.00%	11/15/2020	6,183	5,100,975
Huntsman International LLC†	5.125%	11/15/2022	4,509	4,520,272
Momentive Performance Materials, Inc.	3.88%	10/24/2021	5,211	4,585,680
Momentive Performance Materials, Inc.	4.69%	4/24/2022	3,105	2,581,031
Momentive Performance Materials, Inc.	8.875%	10/15/2020	5,211	521
Momentive Performance Materials, Inc.	10.00%	10/15/2020	3,105	93,150
NOVA Chemicals Corp. (Canada)†(a)	5.00%	5/1/2025	3,147	3,261,079
SPCM SA (France)†(a)	6.00%	1/15/2022	8,175	8,624,625
TPC Group, Inc.†	8.75%	12/15/2020	4,960	5,170,800
Total				54,226,296

Consumer/Commercial/Lease Financing 2.25%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Ireland)†(a)	5.00%	10/1/2021	12,900	13,448,250
CIT Group, Inc.	5.00%	8/15/2022	11,865	12,280,275
CIT Group, Inc.	5.375%	5/15/2020	9,610	10,246,662
CIT Group, Inc.	6.00%	4/1/2036	730	719,963
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.†	5.875%	8/1/2021	5,335	5,281,650
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.	7.375%	10/1/2017	8,460	8,904,150
National Financial Partners Corp.†	9.00%	7/15/2021	7,505	7,974,062
Nationstar Mortgage LLC/Nationstar Capital Corp.	6.50%	7/1/2021	2,925	2,712,938
Nationstar Mortgage LLC/Nationstar Capital Corp.	7.875%	10/1/2020	5,170	5,001,975
Ocwen Financial Corp.†	6.625%	5/15/2019	11,608	11,056,620
Springleaf Finance Corp.(e)	5.25%	12/15/2019	16,427	16,509,135
Total				94,135,680

Diversified Capital Goods 0.61%
Artesyn Embedded Technologies, Inc.†	9.75%	10/15/2020	6,755	6,721,225
Constellation Enterprises LLC†	10.625%	2/1/2016	6,395	5,211,925
Dynacast International LLC/Dynacast Finance, Inc.	9.25%	7/15/2019	2,795	3,004,625
NANA Development Corp.†	9.50%	3/15/2019	5,635	5,381,425
Unifrax I LLC/Unifrax Holding Co.†	7.50%	2/15/2019	5,237	5,367,925
Total				25,687,125

64	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Electric: Generation 1.81%
Astoria Depositor Corp.†	8.144%	5/1/2021	$3,815	$4,043,900
Borger Energy Associates LP/Borger Funding Corp.†	7.26%	12/31/2022	901	918,963
DPL, Inc.	7.25%	10/15/2021	5,830	6,179,800
Dynegy Finance I, Inc./Dynegy Finance II, Inc.†	7.375%	11/1/2022	4,635	4,884,131
Dynegy Finance I, Inc./Dynegy Finance II, Inc.†	7.625%	11/1/2024	4,600	4,870,250
Elwood Energy LLC	8.159%	7/5/2026	7,809	8,570,172
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.†(g)	10.00%	12/1/2020	15,040	1,485,200
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.†(g)	11.75%	3/1/2022	14,315	15,979,914
Illinois Power Generating Co.	7.00%	4/15/2018	10,249	9,762,173
Illinois Power Generating Co.	7.95%	6/1/2032	3,651	3,577,980
NSG Holdings LLC/NSG Holdings, Inc.†	7.75%	12/15/2025	8,180	8,895,750
Red Oak Power LLC	8.54%	11/30/2019	5,983	6,461,631
Total				75,629,864

Electric: Integrated 0.60%
AES El Salvador Trust II (Panama)†(a)	6.75%	3/28/2023	3,220	3,123,400
PPL Energy Supply LLC	4.60%	12/15/2021	10,600	10,133,621
RJS Power Holdings LLC†	5.125%	7/15/2019	11,997	11,967,008
Total				25,224,029

Electronics 0.35%
Flextronics International Ltd.	5.00%	2/15/2023	3,600	3,690,000
Micron Technology, Inc.†	5.50%	2/1/2025	5,836	5,879,770
Micron Technology, Inc.†	5.875%	2/15/2022	1,625	1,722,500
Sensata Technologies BV (Netherlands)†(a)	5.625%	11/1/2024	3,169	3,369,043
Total				14,661,313

Energy: Exploration & Production 5.82%
Afren plc (United Kingdom)†(a)	6.625%	12/9/2020	4,925	4,038,500
Afren plc (United Kingdom)†(a)	10.25%	4/8/2019	3,450	3,205,188
Afren plc (United Kingdom)†(a)	11.50%	2/1/2016	4,400	4,334,000
Antero Resources Finance Corp.	5.375%	11/1/2021	7,525	7,459,156
Athlon Holdings LP/Athlon Finance Corp.	7.375%	4/15/2021	1,755	2,016,056
Atlas Energy Holdings Operating Co. LLC/Atlas Resource Finance Corp.	7.75%	1/15/2021	3,300	2,887,500
Bill Barrett Corp.	7.00%	10/15/2022	6,696	5,992,920
Bonanza Creek Energy, Inc.	6.75%	4/15/2021	3,215	3,070,325

See Notes to Financial Statements.	65

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Energy: Exploration & Production (continued)
California Resources Corp.†	5.00%	1/15/2020	$17,238	$15,600,390
Concho Resources, Inc.	5.50%	4/1/2023	8,898	8,809,020
CrownRock LP/CrownRock Finance, Inc.†	7.125%	4/15/2021	7,775	7,619,500
Diamondback Energy, Inc.	7.625%	10/1/2021	5,165	5,397,425
EXCO Resources, Inc.	8.50%	4/15/2022	6,337	5,418,135
Genel Energy Finance plc (United Kingdom)(a)	7.50%	5/14/2019	4,200	4,053,000
GeoPark Latin America Ltd. Agencia en Chile (Chile)†(a)	7.50%	2/11/2020	2,883	2,911,830
Gulfport Energy Corp.†	7.75%	11/1/2020	8,115	8,317,875
Gulfport Energy Corp.	7.75%	11/1/2020	3,200	3,280,000
Hilcorp Energy I LP/Hilcorp Finance Co.†	5.00%	12/1/2024	5,207	4,822,984
Kosmos Energy Ltd.†	7.875%	8/1/2021	10,225	9,713,750
Legacy Reserves LP/Legacy Reserves Finance Corp.	6.625%	12/1/2021	3,325	2,959,250
Legacy Reserves LP/Legacy Reserves Finance Corp.†	6.625%	12/1/2021	2,020	1,797,800
Legacy Reserves LP/Legacy Reserves Finance Corp.	8.00%	12/1/2020	6,000	5,700,000
MEG Energy Corp. (Canada)†(a)	6.50%	3/15/2021	6,140	5,679,500
MEG Energy Corp. (Canada)†(a)	7.00%	3/31/2024	5,450	4,959,500
Memorial Resource Development Corp.†	5.875%	7/1/2022	8,473	8,070,532
Newfield Exploration Co.	5.75%	1/30/2022	6,745	7,267,737
Oasis Petroleum, Inc.	6.50%	11/1/2021	5,000	4,862,500
Oasis Petroleum, Inc.	6.875%	3/15/2022	6,275	5,929,875
Parsley Energy LLC/Parsley Finance Corp.†	7.50%	2/15/2022	9,321	9,146,231
PDC Energy, Inc.	7.75%	10/15/2022	5,215	5,273,669
Penn Virginia Corp.	8.50%	5/1/2020	6,350	5,953,125
Rice Energy, Inc.†	6.25%	5/1/2022	9,340	9,013,100
RSP Permian, Inc.†	6.625%	10/1/2022	6,078	5,918,453
Sanchez Energy Corp.†	6.125%	1/15/2023	4,878	4,402,395
Seven Generations Energy Ltd. (Canada)†(a)	8.25%	5/15/2020	28,686	29,833,440
SM Energy Co.	6.50%	11/15/2021	4,325	4,422,313
Stone Energy Corp.	7.50%	11/15/2022	10,435	9,495,850
Triangle USA Petroleum Corp.†	6.75%	7/15/2022	3,985	3,267,700
Tullow Oil plc (United Kingdom)†(a)	6.25%	4/15/2022	525	455,438
Total				243,355,962

Environmental 0.12%
Clean Harbors, Inc.	5.25%	8/1/2020	5,000	5,075,000

66	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Food & Drug Retailers 0.88%
Albertsons Holdings LLC/Saturn Acquisition Merger Sub, Inc.†	7.75%	10/15/2022	$10,890	$10,998,900
New Albertson’s, Inc.	7.75%	6/15/2026	4,098	3,852,120
Rite Aid Corp.	6.75%	6/15/2021	2,685	2,825,962
Rite Aid Corp.	7.70%	2/15/2027	10,350	11,488,500
Tops Holding II Corp.	8.75%	6/15/2018	7,964	7,804,720
Total				36,970,202

Food: Wholesale 3.49%
Bumble Bee Holdco SCA PIK (Luxembourg)†(a)	9.625%	3/15/2018	5,625	5,878,125
Bumble Bee Holdings, Inc.†	9.00%	12/15/2017	3,947	4,134,483
Chiquita Brands International, Inc./Chiquita Brands LLC	7.875%	2/1/2021	3,308	3,601,585
Comfeed Finance BV (Netherlands)†(a)	6.00%	5/2/2018	4,900	4,765,250
Diamond Foods, Inc.†	7.00%	3/15/2019	11,940	12,328,050
ESAL GmbH (Austria)†(a)	6.25%	2/5/2023	4,725	4,766,344
FAGE Dairy Industry SA/FAGE USA Dairy Industry, Inc. (Greece)†(a)	9.875%	2/1/2020	5,815	6,156,631
Gruma SAB de CV (Mexico)†(a)(e)	4.875%	12/1/2024	3,175	3,254,375
Hearthside Group Holdings LLC/Hearthside Finance Co.†	6.50%	5/1/2022	7,645	7,587,663
JBS Investments GmbH (Austria)†(a)	7.25%	4/3/2024	11,100	11,682,750
JBS Investments GmbH (Austria)†(a)	7.75%	10/28/2020	2,075	2,261,750
JBS USA LLC/JBS USA Finance, Inc.†	5.875%	7/15/2024	14,654	14,873,810
KeHE Distributors LLC/KeHE Finance Corp.†	7.625%	8/15/2021	8,325	8,845,312
Land O’Lakes Capital Trust I†	7.45%	3/15/2028	2,946	3,078,570
Land O’Lakes, Inc.†	6.00%	11/15/2022	5,722	6,165,455
MHP SA (Ukraine)†(a)	8.25%	4/2/2020	4,875	3,925,350
Smithfield Foods, Inc.	6.625%	8/15/2022	8,325	9,053,437
Southern States Cooperative, Inc.†	10.00%	8/15/2021	3,645	3,553,875
Tonon Luxembourg SA (Luxembourg)†(a)	10.50%	5/14/2024	5,275	4,813,438
WhiteWave Foods Co. (The)	5.375%	10/1/2022	24,055	25,317,887
Total				146,044,140

Forestry/Paper 1.13%
Boise Cascade Co.	6.375%	11/1/2020	6,000	6,315,000
Cascades, Inc. (Canada)†(a)	5.50%	7/15/2022	5,266	5,233,087
Clearwater Paper Corp.	4.50%	2/1/2023	3,279	3,221,618
Mercer International, Inc. (Canada)†(a)	7.75%	12/1/2022	14,990	15,289,800

See Notes to Financial Statements.	67

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Forestry/Paper (continued)
Millar Western Forest Products Ltd. (Canada)(a)	8.50%	4/1/2021	$5,610	$5,862,450
Neenah Paper, Inc.†	5.25%	5/15/2021	7,955	8,153,875
PH Glatfelter Co.	5.375%	10/15/2020	3,250	3,331,250
Total				47,407,080

Gaming 2.66%
Caesar’s Entertainment Resort Properties LLC/Caesar’s Entertainment Resort Properties†	11.00%	10/1/2021	2,265	2,080,969
Caesar’s Growth Properties Holdings LLC/Caesar’s Growth Properties Finance, Inc.†	9.375%	5/1/2022	15,677	13,932,934
CCM Merger, Inc.†	9.125%	5/1/2019	3,271	3,532,680
Churchill Downs, Inc.†	5.375%	12/15/2021	6,182	6,259,275
Graton Economic Development Authority†	9.625%	9/1/2019	6,172	6,850,920
Greektown Holdings LLC/Greektown Mothership Corp.†	8.875%	3/15/2019	4,204	4,298,590
MCE Finance Ltd. (Macao)†(a)	5.00%	2/15/2021	7,365	7,144,050
MGM Resorts International	6.00%	3/15/2023	8,400	8,568,000
Mohegan Tribal Gaming Authority	9.75%	9/1/2021	11,525	11,957,187
Penn National Gaming, Inc.	5.875%	11/1/2021	5,100	4,832,250
Pinnacle Entertainment, Inc.	6.375%	8/1/2021	3,575	3,744,813
Pinnacle Entertainment, Inc.	7.75%	4/1/2022	2,000	2,160,000
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.†	9.50%	6/15/2019	4,004	4,294,290
ROC Finance LLC/ROC Finance 1 Corp.†	12.125%	9/1/2018	6,965	7,330,662
Scientific Games International, Inc.†	7.00%	1/1/2022	4,129	4,129,000
Shingle Springs Tribal Gaming Authority†	9.75%	9/1/2021	9,554	10,819,905
Studio City Finance Ltd. (Hong Kong)†(a)	8.50%	12/1/2020	3,378	3,631,350
Sugarhouse HSP Gaming Prop. Mezz. LP/Sugarhouse HSP Gaming Finance Corp.†	6.375%	6/1/2021	5,800	5,510,000
Total				111,076,875

Gas Distribution 4.29%
Blue Racer Midstream LLC/Blue Racer Finance Corp.†	6.125%	11/15/2022	5,650	5,720,625
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.	6.00%	12/15/2020	4,675	4,675,000
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.	6.125%	3/1/2022	3,485	3,485,000
Genesis Energy LP	5.625%	6/15/2024	2,985	2,910,375
Genesis Energy LP/Genesis Energy Finance Corp.	5.75%	2/15/2021	3,840	3,806,400

68	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Gas Distribution (continued)
Hiland Partners LP/Hiland Partners Finance Corp.†	5.50%	5/15/2022	$2,993	$2,865,798
Hiland Partners LP/Hiland Partners Finance Corp.†	7.25%	10/1/2020	6,360	6,678,000
Holly Energy Partners LP/Holly Energy Finance Corp.	6.50%	3/1/2020	4,560	4,719,600
IFM US Colonial Pipeline 2 LLC†	6.45%	5/1/2021	4,700	5,115,988
Kinder Morgan, Inc.	8.05%	10/15/2030	5,005	6,297,641
LBC Tank Terminals Holding Netherlands BV (Belgium)†(a)	6.875%	5/15/2023	5,030	5,306,650
MarkWest Energy Partners LP/Mark West Energy Finance Corp.	6.25%	6/15/2022	8,657	9,133,135
NGPL PipeCo LLC†	9.625%	6/1/2019	5,323	5,735,532
Regency Energy Partners LP/Regency Energy Finance Corp.	5.00%	10/1/2022	4,453	4,386,205
Regency Energy Partners LP/Regency Energy Finance Corp.	5.875%	3/1/2022	14,160	14,655,600
Rockies Express Pipeline LLC†	5.625%	4/15/2020	6,859	7,133,360
Rockies Express Pipeline LLC†	6.875%	4/15/2040	4,437	5,094,785
Rockies Express Pipeline LLC†	7.50%	7/15/2038	1,268	1,508,920
Rose Rock Midstream LP/Rose Rock Finance Corp.	5.625%	7/15/2022	3,338	3,271,240
Sabine Pass Liquefaction LLC	5.75%	5/15/2024	13,200	13,414,500
Sabine Pass Liquefaction LLC	6.25%	3/15/2022	22,363	23,788,641
SemGroup Corp.	7.50%	6/15/2021	9,065	9,699,550
Southern Star Central Corp.†	5.125%	7/15/2022	7,958	7,997,790
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.	7.50%	7/1/2021	3,450	3,743,250
Targa Resources Partners LP/Targa Resources Partners Finance Corp.	5.25%	5/1/2023	5,961	6,110,025
Tesoro Logistics LP/Tesoro Logistics Finance Corp.†	5.50%	10/15/2019	2,775	2,830,500
Tesoro Logistics LP/Tesoro Logistics Finance Corp.	6.125%	10/15/2021	3,425	3,510,625
Tesoro Logistics LP/Tesoro Logistics Finance Corp.†	6.25%	10/15/2022	5,605	5,745,125
Total				179,339,860

Health Facilities 3.41%
Acadia Healthcare Co., Inc.	5.125%	7/1/2022	3,365	3,390,238
Acadia Healthcare Co., Inc.	6.125%	3/15/2021	7,550	7,889,750
Amsurg Corp.	5.625%	11/30/2020	4,425	4,568,812
Amsurg Corp.†	5.625%	7/15/2022	4,659	4,798,770
CHS/Community Health Systems, Inc.	6.875%	2/1/2022	11,100	11,807,625
CHS/Community Health Systems, Inc.	8.00%	11/15/2019	2,695	2,890,388
CTR Partnership LP/CareTrust Capital Corp.	5.875%	6/1/2021	5,085	5,212,125

See Notes to Financial Statements.	69

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Health Facilities (continued)
DaVita HealthCare Partners, Inc.	5.125%	7/15/2024	$5,952	$6,115,680
HCA, Inc.	5.875%	3/15/2022	13,311	14,508,990
HCA, Inc.	6.50%	2/15/2020	5,950	6,597,062
HCA, Inc.	7.50%	12/15/2023	7,149	7,774,537
HCA, Inc.	8.36%	4/15/2024	8,175	9,442,125
HealthSouth Corp.	5.75%	11/1/2024	3,804	3,975,180
Kindred Healthcare, Inc.†	6.375%	4/15/2022	6,225	6,038,250
LifePoint Hospitals, Inc.	5.50%	12/1/2021	3,114	3,246,345
MPT Operating Partnership LP/MPT Finance Corp.	6.375%	2/15/2022	8,390	9,019,250
National Mentor Holdings, Inc.†	12.50%	2/15/2018	414	437,288
Sabra Health Care LP/Sabra Capital Corp.	5.375%	6/1/2023	4,625	4,734,844
Sabra Health Care LP/Sabra Capital Corp.	5.50%	2/1/2021	4,125	4,320,937
Select Medical Corp.	6.375%	6/1/2021	3,775	3,869,375
Tenet Healthcare Corp.	6.00%	10/1/2020	9,700	10,342,625
Tenet Healthcare Corp.	8.125%	4/1/2022	10,175	11,396,000
Total				142,376,196

Health Services 0.48%
Catamaran Corp.	4.75%	3/15/2021	1,425	1,426,781
Envision Healthcare Corp.†	5.125%	7/1/2022	3,282	3,323,025
Omnicare, Inc.	4.75%	12/1/2022	2,825	2,881,500
Omnicare, Inc.	5.00%	12/1/2024	1,934	1,982,350
Service Corp. International/US	5.375%	1/15/2022	5,900	6,121,250
StoneMor Partners LP/Cornerstone Family Services of WV†	7.875%	6/1/2021	4,187	4,375,415
Total				20,110,321

Hotels 0.55%
Carlson Travel Holdings, Inc. PIK†	7.50%	8/15/2019	7,500	7,575,000
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.†	5.625%	10/15/2021	8,550	8,993,531
Playa Resorts Holding BV (Netherlands)†(a)	8.00%	8/15/2020	6,000	6,225,000
Total				22,793,531

Insurance Brokerage 0.31%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC†	7.875%	12/15/2020	7,287	7,560,262
Hockey Merger Sub 2, Inc.†	7.875%	10/1/2021	5,125	5,342,813
Total				12,903,075

70	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Investments & Miscellaneous Financial Services 0.42%
MSCI, Inc.†	5.25%	11/15/2024	$6,074	$6,316,960
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	5.625%	3/15/2020	3,830	4,011,925
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	5.875%	3/15/2022	6,600	7,012,500
Total				17,341,385

Life Insurance 0.49%
American Equity Investment Life Holding Co.	6.625%	7/15/2021	12,575	13,455,250
CNO Financial Group, Inc.†	6.375%	10/1/2020	6,550	7,008,500
Total				20,463,750

Machinery 0.61%
Cleaver-Brooks, Inc.†	8.75%	12/15/2019	3,930	4,264,050
CNH Industrial Capital LLC†	3.375%	7/15/2019	4,200	4,074,000
Gardner Denver, Inc.†	6.875%	8/15/2021	3,525	3,516,188
Milacron LLC/Mcron Finance Corp.†	7.75%	2/15/2021	8,371	8,768,622
Waterjet Holdings, Inc.†	7.625%	2/1/2020	4,634	4,830,945
Total				25,453,805

Managed Care 0.28%
Centene Corp.	4.75%	5/15/2022	5,575	5,637,719
MPH Acquisition Holdings LLC†	6.625%	4/1/2022	5,930	6,196,850
Total				11,834,569

Media: Content 1.28%
AMC Networks, Inc.	4.75%	12/15/2022	24,285	24,102,862
Belo Corp.	7.25%	9/15/2027	7,195	7,806,575
Belo Corp.	7.75%	6/1/2027	1,095	1,214,766
iHeartCommunications, Inc.	9.00%	12/15/2019	4,400	4,339,500
iHeartCommunications, Inc.	10.00%	1/15/2018	9,755	7,816,194
iHeartCommunications, Inc.	11.25%	3/1/2021	7,325	7,572,219
Starz LLC/Starz Finance Corp.	5.00%	9/15/2019	770	798,875
Total				53,650,991

Media: Diversified 0.52%
Block Communications, Inc.†	7.25%	2/1/2020	4,145	4,331,525
Media General Financing Sub, Inc.†	5.875%	11/15/2022	4,559	4,593,192
Netflix, Inc.	5.375%	2/1/2021	12,025	12,626,250
Total				21,550,967

See Notes to Financial Statements.	71

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Medical Products 1.42%
Fresenius Medical Care US Finance II, Inc.†	5.875%	1/31/2022	$12,135	$13,196,812
Fresenius Medical Care US Finance, Inc.†	5.75%	2/15/2021	5,101	5,483,575
Grifols Worldwide Operations Ltd. (Ireland)†(a)	5.25%	4/1/2022	3,550	3,665,375
Kinetic Concepts, Inc./KCI USA, Inc.	10.50%	11/1/2018	5,038	5,592,180
Kinetic Concepts, Inc./KCI USA, Inc.	12.50%	11/1/2019	4,275	4,745,250
Mallinckrodt International Finance SA (Luxembourg)(a)	4.75%	4/15/2023	14,548	13,856,970
Mallinckrodt International Finance SA/Mallinckrodt CB LLC (Luxembourg)†(a)	5.75%	8/1/2022	12,550	12,848,063
Total				59,388,225

Metals/Mining (Excluding Steel) 2.97%
Alcoa, Inc.	5.125%	10/1/2024	6,519	6,882,969
Aleris International, Inc.	7.625%	2/15/2018	3,839	3,958,969
Aleris International, Inc.	7.875%	11/1/2020	3,217	3,313,510
Allied Nevada Gold Corp.†(b)	8.75%	6/1/2019	CAD 4,625	1,638,063
AngloGold Ashanti Holdings plc (United Kingdom)(a)	5.125%	8/1/2022	$3,771	3,611,943
Boart Longyear Management Pty Ltd. (Australia)†(a)	10.00%	10/1/2018	5,600	6,027,000
Century Aluminum Co.†	7.50%	6/1/2021	6,175	6,576,375
Coeur Mining, Inc.	7.875%	2/1/2021	12,342	9,750,180
Compass Minerals International, Inc.†	4.875%	7/15/2024	7,630	7,515,550
Constellium NV (Netherlands)†(a)	5.75%	5/15/2024	11,353	10,955,645
Emeco Pty Ltd. (Australia)†(a)	9.875%	3/15/2019	8,875	8,165,000
First Quantum Minerals Ltd. (Canada)†(a)	6.75%	2/15/2020	6,596	6,365,140
First Quantum Minerals Ltd. (Canada)†(a)	7.00%	2/15/2021	4,971	4,846,725
Imperial Metals Corp. (Canada)†(a)	7.00%	3/15/2019	6,034	5,671,960
Kissner Milling Co. Ltd. (Canada)†(a)	7.25%	6/1/2019	5,760	5,889,600
Mirabela Nickel Ltd. (Australia)(a)	1.00%	9/16/2044	50	49,810
New Gold, Inc. (Canada)†(a)	6.25%	11/15/2022	4,575	4,460,625
Peabody Energy Corp.	6.50%	9/15/2020	6,725	6,338,312
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. †	7.375%	2/1/2020	8,090	8,533,332
Thompson Creek Metals Co., Inc.	7.375%	6/1/2018	4,924	4,517,770
Walter Energy, Inc.†	9.50%	10/15/2019	7,640	6,532,200
Wise Metals Group LLC/Wise Alloys Finance Corp.†	8.75%	12/15/2018	2,259	2,428,425
Total				124,029,103

72	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Oil Field Equipment & Services 0.76%
BakerCorp International, Inc.	8.25%	6/1/2019	$3,921	$3,842,580
Basic Energy Services, Inc.	7.75%	10/15/2022	7,000	5,320,000
FTS International, Inc.†	6.25%	5/1/2022	7,200	5,976,000
Gulfmark Offshore, Inc.	6.375%	3/15/2022	7,302	6,133,680
Pioneer Energy Services Corp.	6.125%	3/15/2022	7,765	6,367,300
Seventy Seven Energy, Inc.†	6.50%	7/15/2022	5,335	4,107,950
Total				31,747,510

Oil Refining & Marketing 0.46%
CVR Refining LLC/Coffeyville Finance, Inc.	6.50%	11/1/2022	5,535	5,548,837
Northern Tier Energy LLC/Northern Tier Finance Corp.	7.125%	11/15/2020	9,909	10,354,905
Western Refining, Inc.	6.25%	4/1/2021	3,471	3,399,428
Total				19,303,170

Packaging 1.68%
Ball Corp.	5.00%	3/15/2022	9,142	9,507,680
Coveris Holdings SA (Luxembourg)†(a)	7.875%	11/1/2019	4,825	5,030,063
Graphic Packaging International, Inc.	4.75%	4/15/2021	6,975	7,027,312
Graphic Packaging International, Inc.	4.875%	11/15/2022	2,880	2,901,600
Pactiv LLC	7.95%	12/15/2025	5,375	5,616,875
PaperWorks Industries, Inc.†	9.50%	8/15/2019	5,087	5,207,816
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA	5.75%	10/15/2020	5,290	5,468,538
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA	8.25%	2/15/2021	18,050	18,929,937
Sealed Air Corp.†	4.875%	12/1/2022	2,999	2,995,251
Sealed Air Corp.†	5.125%	12/1/2024	2,999	3,013,995
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc.†	6.375%	5/1/2022	4,493	4,414,373
Total				70,113,440

Personal & Household Products 1.14%
American Greetings Corp.	7.375%	12/1/2021	3,500	3,701,250
Avon Products, Inc.	5.00%	3/15/2023	8,008	7,407,400
Brunswick Corp.†	4.625%	5/15/2021	7,895	7,855,525
Century Intermediate Holding Co. 2 PIK†	9.75%	2/15/2019	9,325	9,919,469
Elizabeth Arden, Inc.	7.375%	3/15/2021	6,909	6,494,460
FGI Operating Co. LLC/FGI Finance, Inc.	7.875%	5/1/2020	8,651	8,045,430
Serta Simmons Holdings LLC†	8.125%	10/1/2020	3,873	4,144,110
Total				47,567,644

See Notes to Financial Statements.	73

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Pharmaceuticals 1.00%
Par Pharmaceutical Cos., Inc.	7.375%	10/15/2020	$9,732	$10,291,590
Salix Pharmaceuticals Ltd.†	6.00%	1/15/2021	7,145	7,305,763
Valeant Pharmaceuticals International†	6.375%	10/15/2020	23,054	24,005,208
Total				41,602,561

Printing & Publishing 0.23%
RR Donnelley & Sons Co.	7.00%	2/15/2022	2,975	3,205,563
RR Donnelley & Sons Co.	7.875%	3/15/2021	5,760	6,508,800
Total				9,714,363

Rail 0.43%
Florida East Coast Holdings Corp.†	6.75%	5/1/2019	12,061	12,362,525
Watco Cos. LLC/Watco Finance Corp.†	6.375%	4/1/2023	5,575	5,700,438
Total				18,062,963

Real Estate Development & Management 0.15%
CBRE Services, Inc.	5.00%	3/15/2023	5,975	6,148,275

Real Estate Investment Trusts 0.44%
China South City Holdings Ltd. (Hong Kong)(a)	8.25%	1/29/2019	2,475	2,546,528
China South City Holdings Ltd. (Hong Kong)(a)	13.50%	10/17/2017	6,012	6,793,560
Qualitytech LP/QTS Finance Corp.†	5.875%	8/1/2022	5,777	5,762,557
Vingroup JSC (Vietnam)†(a)	11.625%	5/7/2018	2,875	3,169,688
Total				18,272,333

Recreation & Travel 0.80%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.	5.25%	3/15/2021	5,350	5,403,500
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.†	5.375%	6/1/2024	2,961	2,957,299
NCL Corp. Ltd.†	5.25%	11/15/2019	4,064	4,114,800
Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp.†	8.875%	4/15/2017	6,437	6,577,809
Royal Caribbean Cruises Ltd.	7.50%	10/15/2027	5,950	6,887,125
Viking Cruises Ltd.†	8.50%	10/15/2022	6,939	7,650,248
Total				33,590,781

Restaurants 0.62%
Checkers Drive-In Restaurants, Inc.†	11.00%	12/1/2017	7,741	8,437,690
PF Chang’s China Bistro, Inc.†	10.25%	6/30/2020	7,630	7,725,375
Ruby Tuesday, Inc.	7.625%	5/15/2020	3,510	3,536,325

74	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Restaurants (continued)
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC†	5.875%	5/15/2021	$5,830	$5,815,425
Wendy’s International LLC	7.00%	12/15/2025	322	339,710
Total				25,854,525

Software/Services 2.64%
Alliance Data Systems Corp.†	5.375%	8/1/2022	9,443	9,490,215
Alliance Data Systems Corp.†	6.375%	4/1/2020	11,585	12,106,325
Aspect Software, Inc.	10.625%	5/15/2017	2,713	2,584,133
Audatex North America, Inc.†	6.125%	11/1/2023	8,630	8,996,775
Ceridian HCM Holding, Inc.†	11.00%	3/15/2021	6,810	7,618,687
First Data Corp.	11.25%	1/15/2021	13,704	15,656,820
First Data Corp.	11.75%	8/15/2021	8,924	10,374,150
First Data Corp.	12.625%	1/15/2021	6,522	7,777,485
iGATE Corp.	4.75%	4/15/2019	5,164	5,215,640
Infinity Acquisition LLC/Infinity Acquisition Finance Corp.†	7.25%	8/1/2022	10,230	9,411,600
SRA International, Inc.	11.00%	10/1/2019	6,275	6,745,625
SunGard Data Systems, Inc.	6.625%	11/1/2019	7,385	7,569,625
Syniverse Holdings, Inc.	9.125%	1/15/2019	3,132	3,280,770
VeriSign, Inc.	4.625%	5/1/2023	3,668	3,622,150
Total				110,450,000

Specialty Retail 2.76%
Asbury Automotive Group, Inc.†(e)	6.00%	12/15/2024	11,965	12,174,387
Claire’s Stores, Inc.(h)	8.875%	3/15/2019	11,898	10,113,300
Claire’s Stores, Inc.†	9.00%	3/15/2019	5,930	6,033,775
CST Brands, Inc.	5.00%	5/1/2023	6,394	6,473,925
DBP Holding Corp.†	7.75%	10/15/2020	5,835	5,280,675
Dufry Finance SCA (Luxembourg)†(a)	5.50%	10/15/2020	4,950	5,227,695
First Cash Financial Services, Inc.	6.75%	4/1/2021	6,601	6,898,045
Hot Topic, Inc.†	9.25%	6/15/2021	9,550	10,290,125
Men’s Wearhouse, Inc. (The)†	7.00%	7/1/2022	5,697	5,882,152
Neiman Marcus Group Ltd. LLC†	8.00%	10/15/2021	15,625	16,718,750
New Academy Finance Co. LLC/New Academy Finance Corp. PIK†	8.00%	6/15/2018	2,625	2,638,125
Pacific Emerald Pte Ltd. (Singapore)(a)	9.75%	7/25/2018	3,200	3,472,000
Perry Ellis International, Inc.	7.875%	4/1/2019	2,500	2,587,500
Petco Holdings, Inc. PIK†	8.50%	10/15/2017	2,980	3,017,250
Sally Holdings LLC/Sally Capital, Inc.	5.75%	6/1/2022	5,304	5,622,240

See Notes to Financial Statements.	75

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Specialty Retail (continued)
Springs Industries, Inc.	6.25%	6/1/2021	$5,895	$5,791,838
William Carter Co. (The)	5.25%	8/15/2021	7,028	7,326,690
Total				115,548,472

Steel Producers/Products 1.28%
AK Steel Corp.	8.375%	4/1/2022	8,188	7,901,420
Allegheny Technologies, Inc.	6.125%	8/15/2023	2,825	2,825,862
ArcelorMittal (Luxembourg)(a)	7.50%	10/15/2039	5,700	5,928,000
ArcelorMittal (Luxembourg)(a)	10.35%	6/1/2019	13,600	16,609,000
Steel Dynamics, Inc.†	5.125%	10/1/2021	6,290	6,525,875
Steel Dynamics, Inc.†	5.50%	10/1/2024	5,318	5,597,195
United States Steel Corp.	7.375%	4/1/2020	7,525	8,286,906
Total				53,674,258

Support: Services 2.44%
ADT Corp. (The)	4.125%	6/15/2023	9,885	8,995,350
APX Group, Inc.	6.375%	12/1/2019	5,153	4,959,763
BlueLine Rental Finance Corp.†	7.00%	2/1/2019	5,334	5,547,360
Compiler Finance Sub, Inc.†	7.00%	5/1/2021	9,023	7,895,125
Corrections Corp. of America	4.625%	5/1/2023	8,371	8,161,725
IHS, Inc.†	5.00%	11/1/2022	3,914	3,992,280
Jurassic Holdings III, Inc.†	6.875%	2/15/2021	8,202	8,099,475
Light Tower Rentals, Inc.†	8.125%	8/1/2019	7,355	6,729,825
Modular Space Corp.†	10.25%	1/31/2019	5,543	5,584,572
NES Rentals Holdings, Inc.†	7.875%	5/1/2018	6,525	6,818,625
SITEL LLC/Sitel Finance Corp.	11.50%	4/1/2018	2,936	2,447,890
Sotheby’s†	5.25%	10/1/2022	11,110	10,721,150
United Rentals North America, Inc.	6.125%	6/15/2023	8,439	8,966,437
United Rentals North America, Inc.	7.625%	4/15/2022	8,190	9,090,900
Vander Intermediate Holding II Corp. PIK†	9.75%	2/1/2019	3,775	3,954,313
Total				101,964,790

Technology Hardware & Equipment 0.93%
CDW LLC/CDW Finance Corp.(e)	5.50%	12/1/2024	5,476	5,476,000
CDW LLC/CDW Finance Corp.	6.00%	8/15/2022	2,256	2,371,620
CommScope, Inc.†	5.00%	6/15/2021	8,755	8,798,775
Dell, Inc.	7.10%	4/15/2028	935	958,375
Denali Borrower LLC/Denali Finance Corp.†	5.625%	10/15/2020	9,540	10,026,540
NCR Corp.	6.375%	12/15/2023	10,640	11,118,800
Total				38,750,110

76	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2014

				Principal
	Interest		Maturity	Amount		Fair
Investments	Rate		Date	(000)		Value
Telecommunications: Integrated/Services 1.43%
Columbus International, Inc. (Barbados)†(a)	7.375%		3/30/2021		$7,550	$8,069,062
Consolidated Communications, Inc.†	6.50%		10/1/2022		4,949	5,010,862
Consolidated Communications, Inc.	10.875%		6/1/2020		7,813	8,897,054
Dycom Investments, Inc.	7.125%		1/15/2021		5,485	5,759,250
Equinix, Inc.	4.875%		4/1/2020		7,090	7,143,175
Frontier Communications Corp.	8.50%		4/15/2020		12,710	14,616,500
Softbank Corp. (Japan)†(a)	4.50%		4/15/2020		2,750	2,753,438
Telecom Italia SpA (Italy)†(a)	5.303%		5/30/2024		7,200	7,371,000
Total						59,620,341

Telecommunications: Satellite 1.02%
Hughes Satellite Systems Corp.	6.50%		6/15/2019		5,000	5,437,500
Inmarsat Finance plc (United Kingdom)†(a)	4.875%		5/15/2022		9,600	9,600,000
Intelsat Jackson Holdings SA (Luxembourg)(a)	6.625%		12/15/2022		7,750	8,118,125
Intelsat Luxembourg SA (Luxembourg)(a)	7.75%		6/1/2021		18,828	19,581,120
Total						42,736,745

Telecommunications: Wireless 2.50%
Comcel Trust†	6.875%		2/6/2024		14,725	15,718,938
Digicel Group Ltd. (Jamaica)†(a)	7.125%		4/1/2022		8,435	8,266,300
SBA Communications Corp.†	4.875%		7/15/2022		8,300	8,092,500
T-Mobile USA, Inc.	6.625%		11/15/2020		13,275	13,789,406
T-Mobile USA, Inc.	6.731%		4/28/2022		13,855	14,391,881
T-Mobile USA, Inc.	6.836%		4/28/2023		18,230	19,027,562
Wind Acquisition Finance SA (Italy)†(a)	4.75%		7/15/2020		6,750	6,513,750
Wind Acquisition Finance SA (Italy)†(a)	7.375%		4/23/2021		19,500	18,817,500
Total						104,617,837

Theaters & Entertainment 0.68%
Activision Blizzard, Inc.†	5.625%		9/15/2021		12,185	13,037,950
Production Resource Group, Inc.	8.875%		5/1/2019		7,545	5,602,162
Regal Entertainment Group	5.75%		3/15/2022		10,402	9,959,915
Total						28,600,027

Transportation: Infrastructure/Services 1.13%
Dynagas LNG Partners LP/Dynagas Finance, Inc. (Greece)(a)	6.25%		10/30/2019		9,492	9,159,780
GasLog Ltd.†(b)	7.16%	#	6/27/2018	NOK	29,000	4,237,077
Mersin Uluslararasi Liman Isletmeciligi AS (Turkey)†(a)	5.875%		8/12/2020		$6,730	7,283,206

See Notes to Financial Statements.	77

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2014

				Principal
	Interest		Maturity	Amount		Fair
Investments	Rate		Date	(000)		Value
Transportation: Infrastructure/Services (continued)
Overseas Shipholding Group, Inc.	8.125%		3/30/2018		$2,936	$2,994,720
Ship Finance International Ltd.(b)	5.79%	#	3/19/2019	NOK	42,000	5,717,381
Stena AB (Sweden)†(a)	7.00%		2/1/2024		$7,475	7,344,187
Ultrapetrol Bahamas Ltd. (Bahamas)(a)	8.875%		6/15/2021		6,354	6,830,550
XPO Logistics, Inc.†	7.875%		9/1/2019		3,425	3,656,188
Total						47,223,089

Trucking & Delivery 0.15%
DH Services Luxembourg Sarl (Luxembourg)†(a)	7.75%		12/15/2020		5,990	6,364,375
Total High Yield Corporate Bonds (cost $3,249,409,387)						3,236,219,731

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 0.15%
Merrill Lynch Mortgage Trust 2006-C1 F†	5.677%	#	5/12/2039		10,500	1,215,296
Morgan Stanley Capital I Trust 2005-IQ9 G†	5.51%		7/15/2056		2,000	2,017,734
Wachovia Bank Commercial Mortgage Trust 2006-WL7A J†	0.753%	#	9/15/2021		3,000	2,889,165
Total Non-Agency Commercial Mortgage-Backed Securities (cost $5,959,658)						6,122,195

	Dividend				Shares
	Rate				(000)
PREFERRED STOCK 0.17%
Banking
Texas Capital Bancshares, Inc. (cost $7,291,160)	6.50%				293	7,189,743
Total Long-Term Investments (cost $4,017,149,450)						4,000,751,631

					Principal
	Interest				Amount
	Rate				(000)
SHORT-TERM INVESTMENTS 4.60%

CONVERTIBLE BOND 0.11%

Air Transportation
United Airlines, Inc. (cost $3,391,402)	4.50%		1/15/2015		$1,450	4,701,625

78	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2014

	Principal
	Amount	Fair
Investments	(000)	Value
REPURCHASE AGREEMENT 4.49%
Repurchase Agreement dated 11/28/2014, Zero Coupon due 12/1/2014 with Fixed Income Clearing Corp. collateralized by $179,955,000 of U.S. Treasury Note at 4.50% due 2/15/2016 value: $191,652,075; proceeds: $187,892,347 (cost $187,892,347)	$187,892	$187,892,347
Total Short-Term Investments (cost $191,283,749)		192,593,972
Total Investments in Securities 100.29% (cost $4,208,433,199)		4,193,345,603
Liabilities in Excess of Cash, Foreign Cash and Other Assets(i) (0.29%)		(12,020,046)
Net Assets 100.00%		$4,181,325,557

AUD	Australian dollar.
CAD	Canadian dollar.
CHF	Swiss franc.
COP	Colombian peso.
EUR	euro.
GBP	British pound.
NOK	Norwegian krone.
ADR	American Depositary Receipt.
PIK	Payment-in-kind.
Unit	More than one class of securities traded together.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2014.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	Investment in non-U.S. dollar denominated securities.
(c)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2014.
(d)	Security is perpetual in nature and has no stated maturity.
(e)	Securities purchased on a when-issued basis (See Note 2(i)).
(f)	Stub Rights issued in connection with a plan of reorganization.
(g)	Defaulted security.
(h)	Security has been fully or partially segregated for open reverse repurchase agreements as of November 30, 2014 (See Note 2(m)).
(i)	Liabilities in Excess of Cash, Foreign Cash and Other Assets include net unrealized appreciation (depreciation) on credit default swaps, forward foreign currency exchange contracts and reverse repurchase agreements as follows:

See Notes to Financial Statements.	79

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2014

Open Forward Foreign Currency Exchange Contracts at November 30, 2014:

Forward
Foreign					U.S. $
Currency					Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Appreciation
British pound	Sell	Goldman Sachs	1/20/2015	7,325,000	$11,872,074	$11,438,127	$ 433,947
British pound	Sell	Goldman Sachs	1/20/2015	310,000	505,870	484,071	21,799
British pound	Sell	Goldman Sachs	1/20/2015	1,320,000	2,121,584	2,061,205	60,379
British pound	Sell	Goldman Sachs	1/20/2015	345,000	563,148	538,724	24,424
British pound	Sell	Goldman Sachs	1/20/2015	2,810,000	4,417,980	4,387,868	30,112
British pound	Sell	J.P. Morgan	1/20/2015	27,950,000	44,442,373	43,644,456	797,917
British pound	Sell	J.P. Morgan	1/20/2015	97,000	155,108	151,467	3,641
British pound	Sell	Morgan Stanley	1/20/2015	1,205,000	1,900,643	1,881,630	19,013
Canadian dollar	Sell	Goldman Sachs	2/17/2015	555,500	493,356	484,906	8,450
Canadian dollar	Sell	Goldman Sachs	2/17/2015	6,285,000	5,540,323	5,486,288	54,035
euro	Sell	Morgan Stanley	1/20/2015	5,915,000	7,567,084	7,357,324	209,760
euro	Sell	Bank of America	2/13/2015	38,390,000	47,768,447	47,760,770	7,677
euro	Sell	J.P. Morgan	2/13/2015	650,000	808,805	808,661	144
euro	Sell	Morgan Stanley	2/13/2015	38,390,000	47,776,470	47,760,770	15,700
euro	Sell	Morgan Stanley	2/13/2015	1,955,000	2,446,697	2,432,204	14,493
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$1,701,491

Forward
Foreign					U.S. $
Currency					Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Depreciation
British pound	Buy	Morgan Stanley	1/20/2015	770,000	$1,208,442	$1,202,370	$ (6,072)
euro	Buy	Morgan Stanley	1/20/2015	1,760,000	2,230,831	2,189,162	(41,669)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(47,741)

80	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2014

Credit Default Swaps—Sell Protection at November 30, 2014(1):

Credit
Default
Swap
			Original				Agreements
Referenced	Fund	Termination	Notional	Fair	Payments	Unrealized	Receivable at
Issuer	Receives	Date	Amount	Value(2)	Upfront(3)	Appreciation	Fair Value(4)
New Albertson’s, Inc.(5)	5.00%	3/20/2019	$3,000,000	$3,156,236	$89,886	$246,122	156,236

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Fair value serves as the indicator of the current status of payment/performance risk.
(3)	Upfront payments received are presented net of amortization (See Note 2(p)).
(4)	Includes upfront payments received.
(5)	Swap Counterparty: Citibank.

Reverse Repurchase Agreements Payable as of November 30, 2014:

		Collateral
		Held by	Interest	Trade	Maturity	Fair
Counterparty	Principal	Counterparty	Rate(1)	Date	Date(2)	Value(3)
J.P. Morgan	$4,772,600	$7,000,000 principal, Claire’s Stores, Inc. at 8.875% due 3/15/2019, $5,950,000 fair value	(8.25)%	11/25/2014	On Demand	$4,766,038

(1)	The negative interest rate on the reverse repurchase agreement results in interest income to the Fund.
(2)	This reverse repurchase agreement has no stated maturity and may be terminated by either party at any time.
(3)	Total fair value of reverse repurchase agreements is presented net of interest receivable of $6,562.

See Notes to Financial Statements.	81

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2014

The following is a summary of the inputs used as of November 30, 2014 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$–	$5,196,461	$–	$5,196,461
Common Stocks
Investments & Miscellaneous
Financial Services	4,224,355	–	1,116,000	5,340,355
Remaining Industries	219,224,480	–	–	219,224,480
Convertible Bonds	–	97,909,134	–	97,909,134
Floating Rate Loans(3)
Aerospace/Defense	–	2,551,427	–	2,551,427
Building & Construction	–	1,105,769	–	1,105,769
Chemicals	–	8,274,094	–	8,274,094
Consumer Products	–	5,656,698	–	5,656,698
Electric: Generation	–	17,535,872	5,277,250	22,813,122
Electronics	–	5,182,088	–	5,182,088
Energy: Exploration & Production	–	25,467,620	–	25,467,620
Gaming	–	7,374,120	7,222,000	14,596,120
Health Services	–	4,389,196	9,694,702	14,083,898
Investments & Miscellaneous
Financial Services	–	3,778,981	5,215,203	8,994,184
Machinery	–	6,191,250	7,771,820	13,963,070
Media: Diversified	–	13,737,065	–	13,737,065
Medical Products	–	–	4,580,395	4,580,395
Metals/Mining (Excluding Steel)	–	10,855,253	–	10,855,253
Packaging	–	5,415,741	–	5,415,741
Personal & Household Products	–	4,102,676	–	4,102,676
Recreation & Travel	–	13,916,626	–	13,916,626
Restaurants	–	5,896,686	–	5,896,686
Software/Services	–	24,502,834	–	24,502,834
Support: Services	–	29,742,487	7,556,000	37,298,487
Telecommunications: Integrated/Services	–	4,192,569	–	4,192,569
Foreign Bonds	–	176,706,076	–	176,706,076
Foreign Government Obligations	–	4,358,659	–	4,358,659
High Yield Corporate Bonds
Automakers	–	14,944,194	850	14,945,044
Banking	–	69,932,030	1,000	69,933,030
Chemicals	–	54,225,775	521	54,226,296
Metals/Mining (Excluding Steel)	–	123,979,293	49,810	124,029,103
Remaining Industries	–	2,973,086,258	–	2,973,086,258
Non-Agency Commercial
Mortgage-Backed Securities	–	6,122,195	–	6,122,195
Preferred Stock(4)	–	7,189,743	–	7,189,743
Repurchase Agreement	–	187,892,347	–	187,892,347
Total	$223,448,835	$3,921,411,217	$48,485,551	$4,193,345,603

82	See Notes to Financial Statements.

Schedule of Investments (concluded)

HIGH YIELD FUND November 30, 2014

Investment Type(2)	Level 1	Level 2	Level 3	Total

Other Financial Instruments
Credit Default Swaps
Assets	$–	$156,236	$–	$156,236
Liabilities	–	–	–	–
Forward Foreign Currency
Exchange Contracts
Assets	–	1,701,491	–	1,701,491
Liabilities	–	(47,741)	–	(47,741)
Reverse Repurchase Agreement
Assets	–	–	–	–
Liabilities	–	(4,766,038)	–	(4,766,038)
Total	$–	$(2,956,052)	$–	$(2,956,052)

(1)	Refer to Note 2(r) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(4)	As of November 30, 2014, Texas Capital Bancshares, Inc. was categorized as level 2 due to limited market activity resulting in observable input pricing. During the fiscal year ended November 30, 2014, $6,702,400 was transferred from level 1 to level 2.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

		Floating	High Yield
Investment Type	Common Stocks	Rate Loans	Corporate Bonds
Balance as of December 1, 2013	$–	$32,730,453	$1,850
Accrued discounts/premiums	–	39,118	–
Realized gain (loss)	–	426,622	–
Change in unrealized appreciation/depreciation	(3,430,111)	(2,409,412)	(90,671)
Purchases	4,546,111	27,694,262	141,002
Sales	–	(11,205,961)	–
Net transfers in or out of Level 3	–	42,288	–
Balance as of November 30, 2014	$1,116,000	$47,317,370	$52,181

See Notes to Financial Statements.	83

Schedule of Investments

INCOME FUND November 30, 2014

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 99.70%

ASSET-BACKED SECURITIES 10.57%

Automobiles 3.80%
Ally Auto Receivables Trust 2012-1 A3	0.93%	2/16/2016	$139	$138,782
AmeriCredit Automobile Receivables Trust 2013-2 A2	0.53%	11/8/2016	128	127,607
AmeriCredit Automobile Receivables Trust 2013-3 A2	0.68%	10/11/2016	642	642,022
AmeriCredit Automobile Receivables Trust 2013-4 A2	0.74%	11/8/2016	738	738,625
AmeriCredit Automobile Receivables Trust 2013-5 A2A	0.65%	3/8/2017	2,367	2,367,890
AmeriCredit Automobile Receivables Trust 2013-5 A3	0.90%	9/10/2018	2,340	2,343,358
BMW Vehicle Lease Trust 2013-1 A4	0.66%	6/20/2016	2,770	2,772,313
CarMax Auto Owner Trust 2013-3 A3	0.97%	4/16/2018	1,500	1,505,352
CarMax Auto Owner Trust 2013-4 A2	0.52%	11/15/2016	2,838	2,839,404
CarMax Auto Owner Trust 2013-4 A3	0.80%	7/16/2018	1,870	1,871,035
Ford Credit Auto Owner Trust 2012-D A3	0.51%	4/15/2017	4,070	4,070,782
Ford Credit Auto Owner Trust 2013-D A2	0.45%	8/15/2016	1,094	1,094,281
GM Financial Automobile Leasing Trust 2014-2A A3†	1.22%	1/22/2018	3,040	3,051,475
Honda Auto Receivables Owner Trust 2012-1 A3	0.77%	1/15/2016	789	789,696
Honda Auto Receivables Owner Trust 2013-1 A3	0.48%	11/21/2016	2,126	2,126,687
Honda Auto Receivables Owner Trust 2013-2 A3	0.53%	2/16/2017	3,215	3,216,249
Hyundai Auto Lease Securitization Trust 2013-B A2†	0.75%	3/15/2016	2,353	2,354,673
Hyundai Auto Lease Securitization Trust 2014-A A2†	0.52%	7/15/2016	606	606,427
Hyundai Auto Receivables Trust 2013-A A3	0.56%	7/17/2017	1,898	1,899,459
Hyundai Auto Receivables Trust 2013-C A2	0.57%	6/15/2016	2,784	2,785,999
Mercedes-Benz Auto Lease Trust 2013-A A3	0.59%	2/15/2016	2,128	2,127,696
Mercedes-Benz Auto Lease Trust 2013-B A2	0.53%	9/15/2015	2,311	2,311,972
Mercedes-Benz Auto Lease Trust 2013-B A3	0.62%	7/15/2016	2,535	2,536,993
Nissan Auto Lease Trust 2012-B A3	0.58%	11/16/2015	758	757,977
Nissan Auto Lease Trust 2013-A A3	0.61%	4/15/2016	13,655	13,663,534
Nissan Auto Receivables Owner Trust 2013-A A3	0.50%	5/15/2017	1,876	1,876,377
Porsche Innovative Lease Owner Trust 2013-1 A3†	0.70%	8/22/2016	2,353	2,356,582
Porsche Innovative Lease Owner Trust 2014-1 A3†	1.03%	11/20/2017	4,865	4,881,033
Santander Drive Auto Receivables Trust 2013-1 A3	0.62%	6/15/2017	3,798	3,798,446
Santander Drive Auto Receivables Trust 2013-3 A2	0.55%	9/15/2016	31	31,057
Santander Drive Auto Receivables Trust 2014-1 A2A	0.66%	6/15/2017	2,270	2,271,115

84	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2014

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
Toyota Auto Receivables Owner Trust 2013-B A2	0.48%		2/15/2016	$1,106	$1,106,014
World Omni Automobile Lease Securitization Trust 2013-A A2A	0.73%		5/16/2016	2,959	2,962,721
World Omni Automobile Lease Securitization Trust 2014-A A3	1.16%		9/15/2017	1,795	1,805,801
Total					79,829,434

Credit Cards 2.90%
American Express Credit Account Master Trust 2005-2 A	0.255%	#	10/16/2017	4,600	4,598,493
American Express Credit Account Master Trust 2012-2 A	0.68%		3/15/2018	3,500	3,505,016
American Express Credit Account Master Trust 2013-1 A	0.575%	#	2/16/2021	880	884,005
Chase Issuance Trust 2006-A2	5.16%		4/16/2018	5,299	5,590,506
Chase Issuance Trust 2012-A3	0.79%		6/15/2017	6,085	6,096,406
Chase Issuance Trust 2013-A5 A	0.47%		5/15/2017	3,500	3,500,215
Citibank Credit Card Issuance Trust 2003-A7	4.15%		7/7/2017	6,000	6,135,240
Citibank Credit Card Issuance Trust 2005-A2	4.85%		3/10/2017	6,102	6,178,672
Citibank Credit Card Issuance Trust 2013-A4	0.575%	#	7/24/2020	1,245	1,248,556
Citibank Credit Card Issuance Trust 2013-A6	1.32%		9/7/2018	1,245	1,255,917
Discover Card Execution Note Trust 2012-A1	0.81%		8/15/2017	8,985	8,993,352
Discover Card Master Trust 2012-A3 A	0.86%		11/15/2017	5,000	5,010,915
Synchrony Credit Card Master Note Trust 2012-5 A	0.95%		6/15/2018	8,070	8,087,621
Total					61,084,914

Other 3.87%
Avenue CLO VI Ltd. 2007-6A A2†	0.578%	#	7/17/2019	3,000	2,973,175
Avery Point IV CLO Ltd. 2014-1A A†	1.754%	#	4/25/2026	5,000	4,999,927
BlueMountain CLO Ltd. 2014-3A A1†	1.48%	#	10/15/2026	3,000	2,996,208
Carlyle Global Market Strategies CLO Ltd. 2014-4A A1†	1.733%	#	10/15/2026	2,000	1,999,631
Carlyle Global Market Strategies CLO Ltd. 2014-4A B†	2.683%	#	10/15/2026	3,025	3,042,808
CIFC Funding II Ltd. 2014-2A A1L†	1.713%	#	5/24/2026	1,750	1,748,007
Dryden XXIII Senior Loan Fund 2012-23RA A1R†	1.481%	#	7/17/2023	7,500	7,439,210
Fortress Credit BSL II Ltd. 2013-2A A1F†	1.731%	#	10/19/2025	4,500	4,483,917
Galaxy XVIII CLO Ltd. 2014-18A A†	1.704%	#	10/15/2026	4,750	4,742,542
Gleneagles CLO Ltd. 2005-1A B†	0.782%	#	11/1/2017	4,050	3,987,715

See Notes to Financial Statements.	85

Schedule of Investments (continued)

INCOME FUND November 30, 2014

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
HLSS Servicer Advance Receivables Backed Notes 2013-T2 B2†	1.495%		5/16/2044	$1,500	$1,499,003
HLSS Servicer Advance Receivables Backed Notes 2013-T2 C2†	1.843%		5/16/2044	1,000	999,535
HLSS Servicer Advance Receivables Trust 2012-T2 A2†	1.99%		10/15/2045	2,680	2,678,886
JFIN Revolver CLO Ltd. 2014-2A A2†	1.534%	#	2/20/2022	4,000	3,970,091
Oaktree CLO Ltd. 2014-2A A1A†	1.735%	#	10/20/2026	3,500	3,500,000
Oaktree CLO Ltd. 2014-2A A2A†	2.335%	#	10/20/2026	2,450	2,389,730
Octagon Investment Partners XIX Ltd. 2014-1A A†	1.751%	#	4/15/2026	6,000	5,999,885
Octagon Loan Funding Ltd. 2014-1A A1†	1.646%	#	11/18/2026	2,500	2,493,018
OZLM VII Ltd. 2014-7A A1B†	1.745%	#	7/17/2026	3,500	3,497,701
SLM Private Education Loan Trust 2011-B A1†	1.005%	#	12/16/2024	1,000	1,003,282
SLM Private Education Loan Trust 2012-C A1†	1.255%	#	8/15/2023	875	880,086
Stone Tower CLO VI Ltd. 2007-6A A2B†	0.548%	#	4/17/2021	2,000	1,942,599
Venture XVII CLO Ltd. 2014-17A A†	1.711%	#	7/15/2026	6,000	5,993,038
Venture XVIII CLO Ltd. 2014-18A A†	1.737%	#	10/15/2026	2,250	2,244,048
Westchester CLO Ltd. 2007-1A A1A†	0.457%	#	8/1/2022	3,861	3,830,649
Total					81,334,691
Total Asset-Backed Securities (cost $222,290,565)					222,249,039

CORPORATE BONDS 72.52%

Advertising 0.13%
Alliance Data Systems Corp.†	5.375%		8/1/2022	1,098	1,103,490
Alliance Data Systems Corp.†	6.375%		4/1/2020	1,500	1,567,500
Total					2,670,990

Aerospace/Defense 0.44%
B/E Aerospace, Inc.	5.25%		4/1/2022	788	878,620
Exelis, Inc.	5.55%		10/1/2021	7,800	8,427,845
Total					9,306,465

Air Transportation 0.35%
American Airlines Group, Inc.†	5.50%		10/1/2019	2,422	2,437,137
United Airlines 2014-2 Class A Pass Through Trust	3.75%		9/3/2026	5,000	5,012,500
Total					7,449,637

Apparel 0.35%
PVH Corp.	7.75%		11/15/2023	5,967	7,308,913

86	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2014

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Auto Parts: Original Equipment 0.49%
Accuride Corp.	9.50%		8/1/2018		$1,931	$2,010,654
Hertz Corp. (The)	7.375%		1/15/2021		45	47,700
Hertz Corp. (The)	7.50%		10/15/2018		2,500	2,600,000
International Automotive Components Group SA (Luxembourg)†(a)	9.125%		6/1/2018		2,000	2,125,000
Nexteer Automotive Group Ltd.†	5.875%		11/15/2021		900	920,250
Schaeffler Holding Finance BV PIK (Netherlands)†(a)	6.875%		8/15/2018		2,450	2,575,562
Total						10,279,166

Automotive 1.01%
Ford Motor Co.	6.375%		2/1/2029		7,250	8,799,231
Ford Motor Co.	6.625%		10/1/2028		4,575	5,626,797
Ford Motor Co.	7.45%		7/16/2031		2,750	3,721,949
General Motors Co.	5.00%		4/1/2035		2,543	2,576,695
Tenneco, Inc.	7.75%		8/15/2018		500	522,200
Total						21,246,872

Banks: Money Center 1.66%
Bank of America Corp.	6.25%		–	(b)	8,010	8,004,994
BBVA Banco Continental SA (Peru)†(a)	5.25%		9/22/2029		1,000	1,023,000
Ocwen Financial Corp.†	6.625%		5/15/2019		2,480	2,362,200
PNC Financial Services Group, Inc. (The)	4.451%	#	–	(b)	21,775	21,938,312
Santander Bank NA	8.75%		5/30/2018		1,000	1,202,480
Zions Bancorporation	4.50%		6/13/2023		272	287,405
Total						34,818,391

Banks: Regional 3.92%
Banco Inbursa SA Institucion de Banca Multiple (Mexico)†(a)	4.125%		6/6/2024		1,100	1,080,200
Citigroup, Inc.	5.95%		–	(b)	11,001	10,959,746
Goldman Sachs Group, Inc. (The)	5.75%		1/24/2022		2,000	2,317,852
Goldman Sachs Group, Inc. (The)	5.95%		1/15/2027		8,215	9,502,143
Goldman Sachs Group, Inc. (The)	6.75%		10/1/2037		2,000	2,481,434
HBOS plc (United Kingdom)†(a)	6.00%		11/1/2033		5,500	6,309,127
JPMorgan Chase & Co.	6.75%		–	(b)	10,000	10,700,000
M&T Bank Corp.	6.45%		–	(b)	1,100	1,168,063
Macquarie Bank Ltd. (Australia)†(a)	6.625%		4/7/2021		5,946	6,903,336
Morgan Stanley	4.35%		9/8/2026		2,100	2,132,056

See Notes to Financial Statements.	87

Schedule of Investments (continued)

INCOME FUND November 30, 2014

Investments	Interest Rate	Maturity Date		Principal Amount (000)	Fair Value
Banks: Regional (continued)
Morgan Stanley	5.00%	11/24/2025		$7,225	$7,769,331
People’s United Bank	4.00%	7/15/2024		4,750	4,768,853
Popular, Inc.	7.00%	7/1/2019		1,250	1,262,500
Synovus Financial Corp.	7.875%	2/15/2019		995	1,121,863
Wells Fargo & Co.	3.45%	2/13/2023		7,728	7,772,366
Wells Fargo & Co.	5.90%	–	(b)	5,970	6,156,562
Total					82,405,432

Beverages 0.43%
Beam Suntory, Inc.	6.625%	7/15/2028		755	885,131
Central American Bottling Corp. (Guatemala)†(a)	6.75%	2/9/2022		4,920	5,229,960
Constellation Brands, Inc.	4.75%	11/15/2024		2,965	3,031,713
Total					9,146,804

Biotechnology Research & Production 1.06%
Amgen, Inc.	6.40%	2/1/2039		15,225	19,186,499
STHI Holding Corp.†	8.00%	3/15/2018		3,000	3,161,250
Total					22,347,749

Broadcasting 0.39%
Cox Communications, Inc.†	6.45%	12/1/2036		6,376	7,607,059
Cox Communications, Inc.†	8.375%	3/1/2039		407	587,626
Total					8,194,685

Brokers 0.66%
Jefferies Group LLC	6.875%	4/15/2021		11,865	13,832,692

Building Materials 0.23%
Cimento Tupi SA (Brazil)†(a)	9.75%	5/11/2018		465	446,400
Cimento Tupi SA (Brazil)(a)	9.75%	5/11/2018		47	45,120
Elementia SAB de CV (Mexico)†(a)	5.50%	1/15/2025		1,200	1,207,800
Nortek, Inc.	10.00%	12/1/2018		250	264,375
Owens Corning	9.00%	6/15/2019		1,838	2,244,549
Votorantim Cimentos SA (Brazil)†(a)	7.25%	4/5/2041		600	618,000
Total					4,826,244

Business Services 1.09%
Chicago Parking Meters LLC†	5.489%	12/30/2020		3,147	3,412,129
Expedia, Inc.	4.50%	8/15/2024		7,500	7,636,170
Expedia, Inc.	5.95%	8/15/2020		5,945	6,705,609
Jaguar Holding Co. I PIK†	9.375%	10/15/2017		2,750	2,811,875

88	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2014

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Business Services (continued)
Leidos, Inc.	7.125%	7/1/2032	$1,980	$2,246,173
Total				22,811,956

Cable Services 1.16%
Historic TW, Inc.	9.15%	2/1/2023	4,176	5,710,496
Time Warner Cable, Inc.	6.55%	5/1/2037	7,450	9,500,419
Time Warner Cable, Inc.	7.30%	7/1/2038	6,750	9,159,170
Total				24,370,085

Chemicals 1.90%
Albemarle Corp.	4.15%	12/1/2024	3,000	3,065,559
Dow Chemical Co. (The)	9.40%	5/15/2039	750	1,218,148
Grupo Idesa SA de CV (Mexico)†(a)	7.875%	12/18/2020	2,800	2,996,000
Ineos Finance plc (United Kingdom)†(a)	7.50%	5/1/2020	1,930	2,033,737
Methanex Corp. (Canada)(a)	5.25%	3/1/2022	2,222	2,431,041
Montell Finance Co. BV (Netherlands)†(a)	8.10%	3/15/2027	9,245	12,443,539
NewMarket Corp.	4.10%	12/15/2022	4,000	4,088,716
NOVA Chemicals Corp. (Canada)†(a)	5.00%	5/1/2025	1,380	1,430,025
Taminco Global Chemical Corp. (Belgium)†(a)	9.75%	3/31/2020	2,000	2,202,500
Yara International ASA (Norway)†(a)	7.875%	6/11/2019	6,600	7,958,386
Total				39,867,651

Coal 0.20%
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.	8.50%	12/15/2019	1,500	1,557,750
CONSOL Energy, Inc.	8.25%	4/1/2020	342	361,237
Penn Virginia Corp.	7.25%	4/15/2019	2,500	2,275,000
Total				4,193,987

Communications & Media 0.18%
Digicel Ltd. (Jamaica)†(a)	8.25%	9/1/2017	3,750	3,848,438

Communications Services 0.17%
CenturyLink, Inc.	6.875%	1/15/2028	3,500	3,535,000

Communications Technology 0.27%
Motorola Solutions, Inc.	4.00%	9/1/2024	5,700	5,693,365

Computer Hardware 0.10%
DynCorp International, Inc.	10.375%	7/1/2017	2,350	2,010,425

Computer Service 0.04%
Sensata Technologies BV (Netherlands)†(a)	5.625%	11/1/2024	819	870,699

See Notes to Financial Statements.	89

Schedule of Investments (continued)

INCOME FUND November 30, 2014

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Computer Software 0.51%
Aspect Software, Inc.	10.625%	5/15/2017	$2,350	$2,238,375
First Data Corp.†	8.25%	1/15/2021	190	204,250
First Data Corp.	12.625%	1/15/2021	2,280	2,718,900
Sophia LP/Sophia Finance, Inc.†	9.75%	1/15/2019	1,000	1,080,000
SRA International, Inc.	11.00%	10/1/2019	2,356	2,532,700
SunGard Data Systems, Inc.	7.375%	11/15/2018	1,900	1,978,375
Total				10,752,600

Construction/Homebuilding 0.04%
Odebrecht Finance Ltd.†	5.25%	6/27/2029	900	819,000

Consumer Products 0.54%
Avon Products, Inc.	4.60%	3/15/2020	7,125	6,708,259
Tupperware Brands Corp.	4.75%	6/1/2021	4,250	4,579,502
Total				11,287,761

Containers 0.59%
Coveris Holdings SA (Luxembourg)†(a)	7.875%	11/1/2019	2,625	2,736,562
Crown Cork & Seal Co., Inc.	7.375%	12/15/2026	200	222,500
Crown Cork & Seal Co., Inc.	7.50%	12/15/2096	4,875	4,680,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA	8.50%	5/15/2018	4,200	4,347,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA	9.00%	4/15/2019	500	523,750
Total				12,509,812

Copper 0.19%
Freeport-McMoRan Corp.	7.125%	11/1/2027	2,150	2,539,174
Freeport-McMoRan Corp.	9.50%	6/1/2031	1,053	1,416,231
Total				3,955,405

Data Product, Equipment & Communications 0.35%
Fidelity National Information Services, Inc.	5.00%	3/15/2022	6,875	7,274,472

Diversified 0.27%
Alphabet Holding Co., Inc. PIK	7.75%	11/1/2017	4,735	4,308,850
Hutchison Whampoa International 14 Ltd. (Hong Kong)†(a)	3.625%	10/31/2024	1,190	1,192,035
San Miguel Corp. (Philippines)(a)	4.875%	4/26/2023	250	234,687
Total				5,735,572

90	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2014

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Drugs 0.81%
Actavis Funding SCS (Luxembourg)(a)	3.85%	6/15/2024	$4,150	$4,140,517
Capsugel SA PIK (Luxembourg)†(a)	7.00%	5/15/2019	4,125	4,184,297
CFR International SpA (Chile)†(a)	5.125%	12/6/2022	1,726	1,891,335
Express Scripts Holding Co.	6.125%	11/15/2041	3,950	4,979,959
Perrigo Finance plc (Ireland)(a)(c)	3.90%	12/15/2024	800	807,885
Perrigo Finance plc (Ireland)(a)(c)	4.90%	12/15/2044	1,100	1,128,924
Total				17,132,917

Electric: Power 2.21%
AES El Salvador Trust II (Panama)†(a)	6.75%	3/28/2023	1,060	1,028,200
American Transmission Systems, Inc.†	5.00%	9/1/2044	5,945	6,238,582
Appalachian Power Co.	7.00%	4/1/2038	985	1,353,651
Astoria Depositor Corp.†	8.144%	5/1/2021	2,500	2,650,000
CEZ AS (Czech Republic)†(a)	4.25%	4/3/2022	1,700	1,813,480
Dominion Resources, Inc.	5.75%	10/1/2054	6,940	7,278,283
Duquesne Light Holdings, Inc.	6.25%	8/15/2035	2,650	3,231,601
Duquesne Light Holdings, Inc.†	6.40%	9/15/2020	920	1,085,078
E.CL SA (Chile)†(a)	4.50%	1/29/2025	850	866,828
Entergy Corp.	5.125%	9/15/2020	4,757	5,219,224
Exelon Generation Co. LLC	4.25%	6/15/2022	6,000	6,296,166
NiSource Finance Corp.	6.25%	12/15/2040	1,000	1,268,073
PPL Energy Supply LLC	4.60%	12/15/2021	806	770,538
PPL WEM Holdings Ltd. (United Kingdom)†(a)	5.375%	5/1/2021	4,540	5,162,411
Red Oak Power LLC	8.54%	11/30/2019	2,061	2,225,396
Total				46,487,511

Electronics 0.26%
PerkinElmer, Inc.	5.00%	11/15/2021	4,950	5,415,176

Electronics: Semi-Conductors/Components 0.36%
Freescale Semiconductor, Inc.	10.75%	8/1/2020	1,000	1,102,500
KLA-Tencor Corp.	4.65%	11/1/2024	6,250	6,377,544
Total				7,480,044

Energy Equipment & Services 1.25%
Alta Wind Holdings LLC†	7.00%	6/30/2035	2,378	2,731,842
Cameron International Corp.	7.00%	7/15/2038	1,666	2,140,167
Energy Transfer Partners LP	6.625%	10/15/2036	4,080	4,720,213
Energy Transfer Partners LP	7.50%	7/1/2038	5,000	6,178,825
Energy Transfer Partners LP	8.25%	11/15/2029	1,966	2,825,355

See Notes to Financial Statements.	91

Schedule of Investments (continued)

INCOME FUND November 30, 2014

Investments	Interest Rate	Maturity Date		Principal Amount (000)	Fair Value
Energy Equipment & Services (continued)
IFM US Colonial Pipeline 2 LLC†	6.45%	5/1/2021		$6,975	$7,592,343
Total					26,188,745

Engineering & Contracting Services 0.07%
New Enterprise Stone & Lime Co., Inc.	11.00%	9/1/2018		1,500	1,425,000

Entertainment 0.88%
CCO Holdings LLC/CCO Holdings Capital Corp.	7.00%	1/15/2019		5,300	5,531,875
CCO Holdings LLC/CCO Holdings Capital Corp.	7.25%	10/30/2017		159	165,758
Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp.†	8.875%	4/15/2017		3,500	3,576,562
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.†	9.50%	6/15/2019		1,553	1,665,592
Seminole Tribe of Florida, Inc.†	6.535%	10/1/2020		4,410	4,762,800
Shingle Springs Tribal Gaming Authority†	9.75%	9/1/2021		1,350	1,528,875
WMG Holdings Corp.	13.75%	10/1/2019		600	691,500
WMG Holdings Corp.†	13.75%	10/1/2019		500	576,250
Total					18,499,212

Financial Services 3.93%
Air Lease Corp.	3.875%	4/1/2021		3,365	3,394,444
Air Lease Corp.	4.25%	9/15/2024		1,817	1,823,814
Air Lease Corp.	4.75%	3/1/2020		7,070	7,582,575
Bank of America Corp.	4.20%	8/26/2024		7,450	7,611,725
Bank of America Corp.	4.25%	10/22/2026		3,150	3,173,672
Dun & Bradstreet Corp. (The)	4.375%	12/1/2022		6,000	6,263,064
General Electric Capital Corp.	7.125%	–	(b)	3,500	4,099,375
Graton Economic Development Authority†	9.625%	9/1/2019		400	444,000
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.	7.375%	10/1/2017		1,500	1,578,750
Legacy Reserves LP/Legacy Reserves Finance Corp.	6.625%	12/1/2021		400	356,000
Legacy Reserves LP/Legacy Reserves Finance Corp.†	6.625%	12/1/2021		1,195	1,063,550
Legacy Reserves LP/Legacy Reserves Finance Corp.	8.00%	12/1/2020		1,200	1,140,000
Lender Processing Services, Inc.	5.75%	4/15/2023		8,547	9,135,888
Macquarie Group Ltd. (Australia)†(a)	6.00%	1/14/2020		2,953	3,366,004
MU Finance plc (United Kingdom)†(a)	8.375%	2/1/2017		3,322	3,429,905
Nationstar Mortgage LLC/Nationstar Capital Corp.	7.875%	10/1/2020		2,000	1,935,000
Rio Oil Finance Trust Series 2014-1†	6.25%	7/6/2024		3,600	3,659,288
ROC Finance LLC/ROC Finance 1 Corp.†	12.125%	9/1/2018		2,318	2,439,695
Santander UK plc (United Kingdom)(a)	7.95%	10/26/2029		6,980	8,978,025

92	See Notes to Financial Statements.

Schedule of Investments (continued)

 INCOME FUND November 30, 2014

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Financial Services (continued)
Scottrade Financial Services, Inc.†	6.125%	7/11/2021	$9,304	$9,796,693
Western Union Co. (The)	3.35%	5/22/2019	1,370	1,412,992
Total				82,684,459

Financial: Miscellaneous 0.24%
NASDAQ OMX Group, Inc. (The)	4.25%	6/1/2024	4,975	5,125,305

Food 1.75%
Big Heart Pet Brands	7.625%	2/15/2019	3,178	3,120,399
Cosan Luxembourg SA (Luxembourg)†(a)	5.00%	3/14/2023	2,550	2,397,000
Diamond Foods, Inc.†	7.00%	3/15/2019	1,015	1,047,988
Flowers Foods, Inc.	4.375%	4/1/2022	6,900	7,433,694
Gruma SAB de CV (Mexico)†(a)(c)	4.875%	12/1/2024	1,250	1,281,250
H.J. Heinz Finance Co.†	7.125%	8/1/2039	325	359,938
JBS Investments GmbH (Austria)†(a)	7.25%	4/3/2024	2,300	2,420,750
Land O’Lakes Capital Trust I†	7.45%	3/15/2028	2,700	2,821,500
Shearer’s Foods LLC/Chip Finance Corp.†	9.00%	11/1/2019	1,550	1,701,125
Southern States Cooperative, Inc.†	10.00%	8/15/2021	1,000	975,000
Tesco plc (United Kingdom)†(a)	6.15%	11/15/2037	4,050	4,202,944
US Foods, Inc.	8.50%	6/30/2019	7,123	7,575,310
WhiteWave Foods Co. (The)	5.375%	10/1/2022	1,370	1,441,925
Total				36,778,823

Gaming 0.85%
Activision Blizzard, Inc.†	6.125%	9/15/2023	6,925	7,548,250
CCM Merger, Inc.†	9.125%	5/1/2019	2,000	2,160,000
Isle of Capri Casinos, Inc.	7.75%	3/15/2019	479	504,148
Mohegan Tribal Gaming Authority†	11.00%	9/15/2018	4,068	4,027,320
Pinnacle Entertainment, Inc.	7.50%	4/15/2021	985	1,046,562
Pinnacle Entertainment, Inc.	8.75%	5/15/2020	2,400	2,565,000
Total				17,851,280

Health Care 0.23%
VWR Funding, Inc.†	10.75%	6/30/2017	66	66,000
Zoetis, Inc.	3.25%	2/1/2023	4,935	4,827,738
Total				4,893,738

Health Care Products 0.98%
Biomet, Inc.	6.50%	10/1/2020	1,985	2,107,078
Forest Laboratories, Inc.†	4.375%	2/1/2019	12,870	13,704,027

See Notes to Financial Statements.	93

Schedule of Investments (continued)

INCOME FUND November 30, 2014

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Health Care Products (continued)
Gilead Sciences, Inc.	3.50%	2/1/2025	$1,760	$1,816,716
Immucor, Inc.	11.125%	8/15/2019	2,650	2,901,750
Total				20,529,571

Health Care Services 1.26%
DaVita HealthCare Partners, Inc.	6.625%	11/1/2020	3,600	3,782,250
Emdeon, Inc.	11.00%	12/31/2019	1,500	1,659,375
Fresenius Medical Care US Finance II, Inc.†	5.875%	1/31/2022	8,755	9,521,062
HCA Holdings, Inc.	7.75%	5/15/2021	500	537,500
Omega Healthcare Investors, Inc.	4.95%	4/1/2024	1,315	1,353,793
Omega Healthcare Investors, Inc.	5.875%	3/15/2024	2,873	3,088,475
Senior Housing Properties Trust	6.75%	12/15/2021	5,741	6,634,036
Total				26,576,491

Hospital Management 0.03%
United Surgical Partners International, Inc.	9.00%	4/1/2020	500	540,000

Household Equipment/Products 0.02%
Turkiye Sise ve Cam Fabrikalari AS (Turkey)†(a)	4.25%	5/9/2020	375	374,843

Industrial Products 0.14%
KOC Holding AS (Turkey)†(a)	3.50%	4/24/2020	1,000	971,250
PPL WW Holdings Ltd. (United Kingdom)†(a)	7.25%	12/15/2017	1,750	1,992,769
Total				2,964,019

Insurance 3.09%
Alleghany Corp.	4.90%	9/15/2044	3,545	3,587,260
Aon Corp.	8.205%	1/1/2027	7,745	10,089,380
CNO Financial Group, Inc.†	6.375%	10/1/2020	3,387	3,624,090
Protective Life Corp.	8.45%	10/15/2039	4,100	6,273,722
Prudential Financial, Inc.	5.625%	6/15/2043	17,852	18,521,450
Symetra Financial Corp.	4.25%	7/15/2024	4,950	5,088,189
Teachers Insurance & Annuity Association of America†	4.90%	9/15/2044	11,330	12,159,039
TIAA Asset Management Finance Co. LLC†	2.95%	11/1/2019	1,000	1,007,895
Trinity Acquisition plc (United Kingdom)(a)	4.625%	8/15/2023	3,201	3,378,559
Willis North America, Inc.	7.00%	9/29/2019	989	1,155,341
Total				64,884,925

Investment Management Companies 0.05%
Ares Capital Corp.	4.875%	11/30/2018	1,065	1,125,145

94	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2014

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Leasing 0.52%
Aviation Capital Group Corp.†	6.75%	4/6/2021	$5,750	$6,583,750
Aviation Capital Group Corp.†	7.125%	10/15/2020	3,750	4,328,797
Total				10,912,547

Leisure 0.84%
Carnival plc (United Kingdom)(a)	7.875%	6/1/2027	5,500	7,046,974
Central Garden & Pet Co.	8.25%	3/1/2018	1,500	1,492,500
Royal Caribbean Cruises Ltd.	7.50%	10/15/2027	7,939	9,189,392
Total				17,728,866

Lodging 1.27%
Host Hotels & Resorts LP	5.25%	3/15/2022	5,425	5,963,062
Host Hotels & Resorts LP	6.00%	10/1/2021	3,835	4,412,356
Hyatt Hotels Corp.†	6.875%	8/15/2019	5,804	6,729,500
Marina District Finance Co., Inc.	9.875%	8/15/2018	2,100	2,213,295
Starwood Hotels & Resorts Worldwide, Inc.	4.50%	10/1/2034	5,000	5,000,460
Sugarhouse HSP Gaming Prop. Mezz. LP/Sugarhouse HSP Gaming Finance Corp.†	6.375%	6/1/2021	2,450	2,327,500
Total				26,646,173

Machinery: Agricultural 0.89%
Lorillard Tobacco Co.	6.875%	5/1/2020	1,665	1,980,722
Lorillard Tobacco Co.	8.125%	6/23/2019	2,615	3,210,190
Lorillard Tobacco Co.	8.125%	5/1/2040	3,200	4,451,901
MHP SA (Ukraine)†(a)	8.25%	4/2/2020	3,825	3,079,890
Viterra, Inc. (Canada)†(a)	5.95%	8/1/2020	5,250	5,911,820
Total				18,634,523

Machinery: Industrial/Specialty 0.07%
Cleaver-Brooks, Inc.†	8.75%	12/15/2019	1,300	1,410,500

Machinery: Oil Well Equipment & Services 0.28%
Oceaneering International, Inc.	4.65%	11/15/2024	5,725	5,833,243

Manufacturing 0.70%
Hillenbrand, Inc.	5.50%	7/15/2020	5,250	5,759,838
Trinity Industries, Inc.	4.55%	10/1/2024	9,025	8,905,680
Total				14,665,518

Media 2.80%
21st Century Fox America, Inc.	6.75%	1/9/2038	13,671	17,728,484
Discovery Communications LLC	6.35%	6/1/2040	5,960	7,216,589

See Notes to Financial Statements.	95

Schedule of Investments (continued)

 INCOME FUND November 30, 2014

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Media (continued)
Gannett Co., Inc.	7.125%		9/1/2018	$2,000	$2,080,000
Globo Comunicacao e Participacoes SA (Brazil) (7.25% after 5/11/2017)†~(a)	5.307%	#	5/11/2022	4,595	4,893,675
Harron Communications LP/Harron Finance Corp.†	9.125%		4/1/2020	2,250	2,486,250
Interpublic Group of Cos., Inc. (The)	4.00%		3/15/2022	4,461	4,568,840
LIN Television Corp.	8.375%		4/15/2018	169	176,077
NET Servicos de Comunicacao SA (Brazil)(a)	7.50%		1/27/2020	600	630,600
Ono Finance II plc (Ireland)†(a)	10.875%		7/15/2019	2,350	2,514,500
Time Warner, Inc.	7.625%		4/15/2031	9,500	13,089,641
Videotron Ltd. (Canada)(a)	9.125%		4/15/2018	105	108,938
WideOpenWest Finance LLC/WideOpenWest Capital Corp.	10.25%		7/15/2019	3,000	3,270,000
Total					58,763,594

Merchandising 0.18%
Kemet Corp.	10.50%		5/1/2018	3,750	3,881,250

Metals & Minerals: Miscellaneous 1.16%
Barrick Gold Corp. (Canada)(a)	4.10%		5/1/2023	12,325	12,076,528
Goldcorp, Inc. (Canada)(a)	5.45%		6/9/2044	2,500	2,502,295
IAMGOLD Corp. (Canada)†(a)	6.75%		10/1/2020	1,052	846,860
New Gold, Inc. (Canada)†(a)	6.25%		11/15/2022	2,000	1,950,000
New Gold, Inc. (Canada)†(a)	7.00%		4/15/2020	1,250	1,260,938
Yamana Gold, Inc. (Canada)(a)	4.95%		7/15/2024	5,960	5,795,760
Total					24,432,381

Natural Gas 1.14%
Bill Barrett Corp.	7.625%		10/1/2019	2,975	2,863,437
Fermaca Enterprises S de RL de CV (Mexico)†(a)	6.375%		3/30/2038	2,600	2,736,500
GNL Quintero SA (Chile)†(a)	4.634%		7/31/2029	1,000	1,028,875
Kinder Morgan, Inc.	7.75%		1/15/2032	2,500	3,172,500
Kinder Morgan, Inc.	7.80%		8/1/2031	2,350	2,956,815
SourceGas LLC†	5.90%		4/1/2017	4,150	4,491,645
Southern Star Central Corp.†	5.125%		7/15/2022	2,000	2,010,000
Southern Star Central Gas Pipeline, Inc.†	6.00%		6/1/2016	2,000	2,114,122
Tennessee Gas Pipeline Co.	8.375%		6/15/2032	2,000	2,673,768
Total					24,047,662

96	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2014

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil 3.05%
Afren plc (United Kingdom)†(a)	6.625%	12/9/2020	$1,000	$820,000
Afren plc (United Kingdom)†(a)	10.25%	4/8/2019	2,100	1,950,984
Canadian Oil Sands Ltd. (Canada)†(a)	7.90%	9/1/2021	1,250	1,587,037
Chaparral Energy, Inc.	8.25%	9/1/2021	2,917	2,814,905
Continental Resources, Inc.	7.125%	4/1/2021	2,000	2,202,500
DCP Midstream LLC†	5.85%	5/21/2043	5,000	4,993,750
DCP Midstream LLC†	9.75%	3/15/2019	5,000	6,396,215
Delek & Avner Tamar Bond Ltd. (Israel)†(a)	5.082%	12/30/2023	772	797,107
Energy XXI Gulf Coast, Inc.	7.75%	6/15/2019	1,900	1,529,500
GeoPark Latin America Ltd. Agencia en Chile (Chile)†(a)	7.50%	2/11/2020	2,100	2,121,000
Gulfport Energy Corp.†	7.75%	11/1/2020	2,385	2,444,625
Hilcorp Energy I LP/Hilcorp Finance Co.†	7.625%	4/15/2021	2,525	2,638,625
Hilcorp Energy I LP/Hilcorp Finance Co.†	8.00%	2/15/2020	1,000	1,045,000
Kodiak Oil & Gas Corp.	8.125%	12/1/2019	3,250	3,510,000
MEG Energy Corp. (Canada)†(a)	6.375%	1/30/2023	2,594	2,302,175
MEG Energy Corp. (Canada)†(a)	6.50%	3/15/2021	2,850	2,636,250
Memorial Resource Development Corp.†	5.875%	7/1/2022	1,144	1,089,660
Petroleos de Venezuela SA (Venezuela)(a)	5.25%	4/12/2017	750	466,125
Petroleos de Venezuela SA (Venezuela)†(a)	8.50%	11/2/2017	1,427	1,002,468
Petroleos Mexicanos (Mexico)†(a)	4.25%	1/15/2025	385	390,390
Petroleum Co. of Trinidad & Tobago Ltd. (Trinidad/Tobago)†(a)	9.75%	8/14/2019	1,000	1,243,500
Pioneer Energy Services Corp.	6.125%	3/15/2022	2,250	1,845,000
Plains All American Pipeline LP/PAA Finance Corp.	3.60%	11/1/2024	1,750	1,752,180
Rice Energy, Inc.†	6.25%	5/1/2022	2,385	2,301,525
RSP Permian, Inc.†	6.625%	10/1/2022	1,190	1,158,763
SEACOR Holdings, Inc.	7.375%	10/1/2019	1,540	1,701,700
Seadrill Ltd.†	6.625%	9/15/2020	2,000	1,760,000
Seven Generations Energy Ltd. (Canada)†(a)	8.25%	5/15/2020	2,000	2,080,000
Seventy Seven Energy, Inc.†	6.50%	7/15/2022	1,095	843,150
Valero Energy Corp.	10.50%	3/15/2039	4,000	6,489,376
Whiting Petroleum Corp.	6.50%	10/1/2018	250	257,500
Total				64,171,010

See Notes to Financial Statements.	97

Schedule of Investments (continued)

INCOME FUND November 30, 2014

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil: Crude Producers 3.35%
Alberta Energy Co., Ltd. (Canada)(a)	8.125%	9/15/2030	$4,965	$6,681,286
Enbridge Energy Partners LP	8.05%	10/1/2037	5,000	5,575,000
Enterprise Products Operating LLC	7.55%	4/15/2038	4,994	6,811,167
Forest Oil Corp.	7.25%	6/15/2019	1,500	1,496,250
Genesis Energy LP/Genesis Energy Finance Corp.	7.875%	12/15/2018	500	520,000
Kerr-McGee Corp.	7.125%	10/15/2027	3,100	3,944,570
Kerr-McGee Corp.	7.875%	9/15/2031	2,300	3,110,573
Kinder Morgan, Inc.	5.30%	12/1/2034	1,600	1,635,311
Midcontinent Express Pipeline LLC†	6.70%	9/15/2019	6,700	7,504,000
Murphy Oil Corp.	3.70%	12/1/2022	3,115	2,985,855
OGX Austria GmbH (Austria)†(a)(d)	8.50%	6/1/2018	1,800	22,500
Regency Energy Partners LP/Regency Energy Finance Corp.	5.75%	9/1/2020	3,500	3,622,500
Regency Energy Partners LP/Regency Energy Finance Corp.	5.875%	3/1/2022	1,894	1,960,290
Ruby Pipeline LLC†	6.00%	4/1/2022	9,200	10,288,415
Sabine Pass Liquefaction LLC	6.25%	3/15/2022	6,000	6,382,500
Southeast Supply Header LLC†	4.25%	6/15/2024	6,450	6,733,349
W&T Offshore, Inc.	8.50%	6/15/2019	1,350	1,181,250
Total				70,454,816

Oil: Integrated Domestic 3.17%
Buckeye Partners LP	4.875%	2/1/2021	5,950	6,386,885
Carrizo Oil & Gas, Inc.	8.625%	10/15/2018	3,000	3,120,000
El Paso Pipeline Partners Operating Co. LLC	7.50%	11/15/2040	5,486	6,557,251
Enterprise Products Operating LLC(e)	8.375%	8/1/2066	8,000	8,736,560
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc.	6.50%	11/15/2020	500	545,000
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc.	6.625%	5/1/2021	1,500	1,644,375
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc.	6.75%	2/1/2022	9,083	10,161,606
Hess Corp.	7.125%	3/15/2033	1,650	2,140,989
Kinder Morgan Energy Partners LP	5.40%	9/1/2044	3,500	3,503,035
Kinder Morgan Energy Partners LP	6.95%	1/15/2038	7,360	8,592,439
Kinder Morgan Energy Partners LP	7.30%	8/15/2033	600	725,608
Kinder Morgan Energy Partners LP	7.40%	3/15/2031	1,583	1,900,062
Newfield Exploration Co.	6.875%	2/1/2020	3,000	3,116,250
Rowan Cos., Inc.	7.875%	8/1/2019	8,000	9,593,008
Total				66,723,068

98	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2014

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil: Integrated International 1.63%
ENI SpA (Italy)†(a)	5.70%	10/1/2040	$9,705	$10,693,008
Transocean, Inc.	6.375%	12/15/2021	11,700	11,671,007
Weatherford International Ltd.	9.875%	3/1/2039	7,475	10,685,311
YPF SA (Argentina)†(a)	8.75%	4/4/2024	1,169	1,218,682
Total				34,268,008

Paper & Forest Products 1.08%
Cascades, Inc. (Canada)(a)	7.875%	1/15/2020	1,050	1,099,875
Exopack Holding Corp.†	10.00%	6/1/2018	1,750	1,883,437
Georgia-Pacific LLC	8.875%	5/15/2031	8,975	13,846,361
Mercer International, Inc. (Canada)†(a)	7.75%	12/1/2022	3,825	3,901,500
Potlatch Corp.	7.50%	11/1/2019	1,740	1,983,600
Total				22,714,773

Railroads 0.27%
Anadarko Holding Co.	7.95%	4/15/2029	4,307	5,763,003

Real Estate Investment Trusts 2.94%
ARC Properties Operating Partnership LP/Clark Acquisition LLC	3.00%	2/6/2019	9,766	9,266,655
China South City Holdings Ltd. (Hong Kong)(a)	8.25%	1/29/2019	1,000	1,028,900
DDR Corp.	7.875%	9/1/2020	2,739	3,409,672
Digital Realty Trust LP	5.875%	2/1/2020	3,500	3,951,482
EPR Properties	5.25%	7/15/2023	3,013	3,208,270
EPR Properties	7.75%	7/15/2020	8,000	9,719,816
Healthcare Realty Trust, Inc.	5.75%	1/15/2021	5,274	5,931,742
Hospitality Properties Trust	4.65%	3/15/2024	4,500	4,651,042
Iron Mountain, Inc.	8.375%	8/15/2021	3,850	4,008,812
Kilroy Realty LP	6.625%	6/1/2020	5,000	5,907,230
Potlatch Corp.	6.95%	12/15/2015	500	530,312
SL Green Realty Corp.	4.50%	12/1/2022	723	736,344
SL Green Realty Corp.	7.75%	3/15/2020	862	1,041,105
Vornado Realty LP	5.00%	1/15/2022	5,375	5,929,609
Weyerhaeuser Co.	8.50%	1/15/2025	1,875	2,484,906
Total				61,805,897

Retail 1.89%
Academy Ltd./Academy Finance Corp.†	9.25%	8/1/2019	500	536,250
Burger King Corp.	9.875%	10/15/2018	250	263,125
Chinos Intermediate Holdings Class A, Inc. PIK†	7.75%	5/1/2019	4,650	4,405,875

See Notes to Financial Statements.	99

Schedule of Investments (continued)

INCOME FUND November 30, 2014

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Retail (continued)
DBP Holding Corp.†	7.75%	10/15/2020	$1,025	$927,625
Family Dollar Stores, Inc.	5.00%	2/1/2021	972	1,026,259
Macy’s Retail Holdings, Inc.	4.50%	12/15/2034	8,165	8,224,180
Michaels FinCo Holdings LLC/Michaels FinCo, Inc. PIK†	7.50%	8/1/2018	757	775,925
New Academy Finance Co. LLC/New Academy Finance Corp. PIK†	8.00%	6/15/2018	3,250	3,266,250
Petco Holdings, Inc. PIK†	8.50%	10/15/2017	2,500	2,531,250
QVC, Inc.	5.125%	7/2/2022	2,125	2,241,707
QVC, Inc.†	7.375%	10/15/2020	13,000	13,731,250
Walgreens Boots Alliance, Inc.	4.80%	11/18/2044	1,668	1,762,250
Total				39,691,946

Retail: Specialty 0.02%
Petco Animal Supplies, Inc.†	9.25%	12/1/2018	500	523,750

Savings & Loan 0.30%
First Niagara Financial Group, Inc.	7.25%	12/15/2021	5,498	6,252,183

Steel 0.77%
Allegheny Technologies, Inc.	6.125%	8/15/2023	3,425	3,426,045
Allegheny Technologies, Inc.	9.375%	6/1/2019	6,325	7,363,982
GTL Trade Finance, Inc.†	7.25%	4/16/2044	1,000	1,022,500
Vale Overseas Ltd. (Brazil)(a)	6.875%	11/10/2039	4,000	4,407,364
Total				16,219,891

Technology 0.40%
Alibaba Group Holding Ltd. (China)†(a)	3.60%	11/28/2024	2,600	2,606,760
VeriSign, Inc.	4.625%	5/1/2023	5,850	5,776,875
Total				8,383,635

Telecommunications 4.63%
Altice Financing SA (Luxembourg)†(a)	6.50%	1/15/2022	2,700	2,733,750
Block Communications, Inc.†	7.25%	2/1/2020	500	522,500
Cincinnati Bell, Inc.	8.75%	3/15/2018	3,500	3,627,750
Consolidated Communications, Inc.	10.875%	6/1/2020	3,600	4,099,500
Digicel Group Ltd. (Jamaica)†(a)	7.125%	4/1/2022	1,750	1,715,000
ENTEL Chile SA (Chile)†(a)	4.75%	8/1/2026	1,000	1,002,873
GTE Corp.	6.94%	4/15/2028	37,428	46,880,217
GTE Corp.	8.75%	11/1/2021	1,105	1,446,342
Intelsat Jackson Holdings SA (Luxembourg)(a)	7.25%	4/1/2019	657	689,850

100	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2014

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Telecommunications (continued)
Level 3 Communications, Inc.	8.875%	6/1/2019	$985	$1,058,875
Level 3 Communications, Inc.	11.875%	2/1/2019	2,500	2,696,875
Millicom International Cellular SA (Luxembourg)†(a)	4.75%	5/22/2020	3,075	2,998,125
Orange SA (France)(a)	9.00%	3/1/2031	2,545	3,855,008
Telefonica Celular del Paraguay SA (Paraguay)†(a)	6.75%	12/13/2022	1,700	1,809,438
Turk Telekomunikasyon AS (Turkey)†(a)	4.875%	6/19/2024	3,660	3,729,247
U.S. Cellular Corp.	6.70%	12/15/2033	3,387	3,405,517
Verizon Communications, Inc.	5.85%	9/15/2035	11,905	14,034,828
Windstream Corp.	8.125%	9/1/2018	1,000	1,044,750
Total				97,350,445

Telephone-Long Distance 0.15%
Qwest Capital Funding, Inc.	6.875%	7/15/2028	3,005	3,050,075

Tobacco 0.66%
Altria Group, Inc.	9.95%	11/10/2038	8,075	13,883,404

Transportation: Miscellaneous 0.24%
Air Medical Group Holdings, Inc.	9.25%	11/1/2018	222	233,378
Marquette Transportation Co. LLC/Marquette Transportation Finance Corp.	10.875%	1/15/2017	3,175	3,294,062
Mersin Uluslararasi Liman Isletmeciligi AS (Turkey)†(a)	5.875%	8/12/2020	1,350	1,460,970
Total				4,988,410

Utilities 0.75%
Aquarion Co.†	4.00%	8/15/2024	7,250	7,227,351
Williams Cos., Inc. (The)	8.75%	3/15/2032	6,890	8,506,036
Total				15,733,387

Utilities: Electrical 0.15%
Puget Sound Energy, Inc.(f)	6.974%	6/1/2067	3,000	3,154,719

Wholesale 0.09%
Interline Brands, Inc. PIK	10.00%	11/15/2018	1,900	1,995,000
Total Corporate Bonds (cost $1,479,944,972)				1,524,411,149

FLOATING RATE LOANS(g) 1.78%

Energy Equipment & Services 0.23%
Crestwood Holdings LLC Term Loan B1	7.00%	6/19/2019	1,374	1,372,531
Templar Energy LLC 2nd Lien New Term Loan	8.50%	11/25/2020	4,000	3,542,000
Total				4,914,531

See Notes to Financial Statements.	101

Schedule of Investments (continued)

INCOME FUND November 30, 2014

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Food 0.02%
New HB Acquisition LLC Term Loan B	6.75%	4/9/2020	$323	$330,753

Gaming 0.38%
Las Vegas Sands LLC Term Loan B	3.25%	12/19/2020	4,214	4,212,007
Seminole Tribe of Florida Initial Term Loan	3.00%	4/29/2020	3,811	3,808,605
Total				8,020,612

Health Care 0.22%
Ardent Medical Services, Inc. 2nd Lien Term Loan	11.00%	1/2/2019	357	362,054
PharMedium Healthcare Corp. 2nd Lien Initial Term Loan	7.75%	1/28/2022	2,769	2,755,155
Thermo Fisher Scientific, Inc. Committed Term Loan	1.624%	1/31/2017	1,506	1,508,233
Total				4,625,442

Media 0.07%
AMC Networks, Inc. Term Loan A	1.656%	12/16/2019	1,475	1,467,625

Metals & Minerals: Miscellaneous 0.16%
American Rock Salt Co. LLC 2nd Lien Delayed Draw Term Loan	8.00%	5/20/2022	3,250	3,290,625

Services 0.34%
Advantage Sales & Marketing, Inc. 2nd Lien Term Loan	7.50%	7/25/2022	1,500	1,493,910
Asurion LLC 2nd Lien Term Loan	8.50%	3/3/2021	440	444,539
Kasima LLC Term Loan	3.25%	5/17/2021	3,334	3,307,028
Neff Rental LLC 2nd Lien Closing Date Term Loan	7.25%	6/9/2021	1,874	1,888,405
Total				7,133,882

Telecommunications 0.14%
Activision Blizzard, Inc. Term Loan	3.25%	10/12/2020	3,000	3,007,920

Utilities 0.22%
Moxie Liberty LLC Advance Construction Term Loan B1	7.50%	8/20/2020	1,293	1,305,930
Panda Temple Power II LLC Advance Construction Term Loan	7.25%	4/3/2019	2,150	2,179,563
Windsor Financing LLC Facility B Term Loan	6.25%	12/5/2017	1,145	1,156,174
Total				4,641,667
Total Floating Rate Loans (cost $37,634,776)				37,433,057

102	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2014

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
FOREIGN BONDS(h) 1.08%

Brazil 0.04%
BRF SA†	7.75%	5/22/2018	BRL 2,500	$847,968

France 0.02%
Europcar Groupe SA†	9.375%	4/15/2018	EUR 275	359,046

Italy 0.01%
Zobele Holding SpA†	7.875%	2/1/2018	EUR 200	256,412

Luxembourg 0.09%
Sunrise Communications International SA†	7.00%	12/31/2017	EUR 1,500	1,949,108

Mexico 0.22%
Cemex SAB de CV†	4.75%	1/11/2022	EUR 2,000	2,515,499
Red de Carreteras de Occidente S.A.P.I.B. de CV†	9.00%	6/10/2028	MXN 31,250	2,208,779
Total				4,724,278

United Kingdom 0.70%
Iron Mountain Europe plc†	6.125%	9/15/2022	GBP 1,600	2,596,293
Old Mutual plc	8.00%	6/3/2021	GBP 5,000	8,908,108
R&R Ice Cream plc†	5.50%	5/15/2020	GBP 584	894,000
R&R Ice Cream plc PIK†	9.25%	5/15/2018	EUR 1,750	2,211,464
Total				14,609,865
Total Foreign Bonds (cost $23,478,843)				22,746,677

FOREIGN GOVERNMENT OBLIGATIONS(a) 0.49%

Argentina 0.04%
City of Buenos Aires†	9.95%	3/1/2017	$500	522,500
Provincia de Neuquen†	7.875%	4/26/2021	158	156,420
Republic of Argentina(d)	8.28%	12/31/2033	210	194,533
Total				873,453

Brazil 0.10%
Federal Republic of Brazil†	5.333%	2/15/2028	2,000	2,030,000

Dominican Republic 0.05%
Dominican Republic†	7.50%	5/6/2021	900	1,017,900

Ghana 0.13%
Republic of Ghana†	7.875%	8/7/2023	2,900	2,864,330

See Notes to Financial Statements.	103

Schedule of Investments (continued)

INCOME FUND November 30, 2014

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Indonesia 0.10%
Perusahaan Penerbit SBSN†	3.30%		11/21/2022	$1,200		$1,158,000
Perusahaan Penerbit SBSN†	4.00%		11/21/2018	900		940,500
Total						2,098,500

Panama 0.02%
Republic of Panama	4.30%		4/29/2053	375		342,187

Russia 0.04%
Russia Eurobonds†	4.875%		9/16/2023	800		766,488

Venezuela 0.01%
Republic of Venezuela	9.375%		1/13/2034	450		243,450
Total Foreign Government Obligations (cost $10,421,709)						10,236,308

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 0.06%
Federal Home Loan Mortgage Corp. 73 G IO	1095.35%	(i)	10/15/2020	–	(j)	$1,961
Federal Home Loan Mortgage Corp. 141 A PO	Zero Coupon		7/1/2022	6		6,327
Federal Home Loan Mortgage Corp. 181 F IO	494.14%	(i)	8/15/2021	1		3,149
Federal Home Loan Mortgage Corp. 1020 S IO	900.95%	(i)	12/15/2020	–	(j)	1,185
Federal Home Loan Mortgage Corp. 1032 O IO	544.714%	(i)	12/15/2020	–	(j)	1,610
Federal Home Loan Mortgage Corp. 1046 I IO	1009.00%	(i)	2/15/2021	–	(j)	1,133
Federal Home Loan Mortgage Corp. 1049 N IO	1010.50%	(i)	2/15/2021	–	(j)	1,279
Federal Home Loan Mortgage Corp. 1058 I IO	1008.50%	(i)	4/15/2021	–	(j)	577
Federal Home Loan Mortgage Corp. 1059 U IO	409.00%	(i)	4/15/2021	–	(j)	1,012
Federal Home Loan Mortgage Corp. 1066 S IO	1195.607%	(i)	4/15/2021	–	(j)	3,319
Federal Home Loan Mortgage Corp. 1082 D IO	1007.78%	(i)	5/15/2021	–	(j)	4,630
Federal Home Loan Mortgage Corp. 1095 A PO	Zero Coupon		6/15/2021	11		11,108
Federal Home Loan Mortgage Corp. 1137 M IO	1185.497%	(i)	9/15/2021	–	(j)	1,525
Federal Home Loan Mortgage Corp. 1148 F PO	Zero Coupon		10/15/2021	19		18,503
Federal Home Loan Mortgage Corp. 1180 G IO	1008.40%	(i)	11/15/2021	–	(j)	747
Federal Home Loan Mortgage Corp. 1200 IB IO	1007.00%	(i)	2/15/2022	–	(j)	308
Federal Home Loan Mortgage Corp. 1241 X IO	982.654%	(i)	4/15/2022	–	(j)	406
Federal Home Loan Mortgage Corp. 1363 B PO	Zero Coupon		8/15/2022	46		44,524
Federal Home Loan Mortgage Corp. 1372 C PO	Zero Coupon		9/15/2022	20		19,344
Federal National Mortgage Assoc. 94 2 IO	9.50%	(i)	8/25/2021	4		869
Federal National Mortgage Assoc. 133 1 PO	Zero Coupon		4/25/2022	2		2,270
Federal National Mortgage Assoc. 1991-158 E IO	1008.00%	(i)	12/25/2021	–	(j)	927
Government National Mortgage Assoc. 2013-48 IO	0.617%	#(i)	7/16/2054	21,109		1,159,049
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $1,298,304)						1,285,762

104	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2014

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 7.20%
Federal National Mortgage Assoc.(k)	4.50%	TBA	$39,640	$42,978,447
Federal National Mortgage Assoc.(k)	3.50%	TBA	23,850	24,859,898
Federal National Mortgage Assoc.(k)	4.00%	TBA	78,188	83,484,012
Total Government Sponsored Enterprises Pass-Throughs (cost $149,551,205)				151,322,357

MUNICIPAL BONDS 3.02%

Electric Revenue Bonds 0.42%
American Municipal Power, Inc.	7.334%	2/15/2028	1,100	1,445,763
American Municipal Power, Inc.	7.834%	2/15/2041	5,000	7,475,250
Total				8,921,013

Miscellaneous 1.39%
Chicago O’Hare International	6.845%	1/1/2038	4,750	5,348,975
Dallas Convention Center Hotel	7.088%	1/1/2042	3,000	3,942,240
Los Angeles Cnty, CA	7.488%	8/1/2033	850	1,124,422
New York City Indus Dev Agy†	11.00%	3/1/2029	8,489	12,075,433
San Diego Cnty Regl Arpt Auth	6.628%	7/1/2040	6,000	6,771,720
Total				29,262,790

Power 0.25%
Guam Pwr Auth	7.50%	10/1/2015	535	539,938
Municipal Elec Auth of Georgia	7.055%	4/1/2057	3,905	4,689,593
Total				5,229,531

Toll Roads 0.77%
Metropolitan Washington Arpt	7.462%	10/1/2046	810	1,120,246
Metropolitan Washington Arpt	8.00%	10/1/2047	3,705	5,091,189
North Texas Tollway Auth	8.41%	2/1/2030	1,910	2,274,390
North Texas Tollway Auth	8.91%	2/1/2030	6,250	7,616,250
Total				16,102,075

Water/Sewer 0.19%
Chicago, IL	6.742%	11/1/2040	3,000	3,910,260
Total Municipal Bonds (cost $59,161,282)				63,425,669

See Notes to Financial Statements.	105

Schedule of Investments (continued)

 INCOME FUND November 30, 2014

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 2.83%
Banc of America Commercial Mortgage Trust 2007-2 AM	5.622%	#	4/10/2049	$8,245	$8,970,663
Banc of America Large Loan Trust 2009-FDG C†	7.524%		1/25/2042	1,325	1,498,993
Barclays Commercial Mortgage Securities Trust 2013-TYSN E†	3.708%		9/5/2032	1,500	1,454,315
Commercial Mortgage Pass-Through Certificates 2013-WWP D†	3.898%		3/10/2031	5,100	5,003,103
Commercial Mortgage Pass-Through Certificates 2014-CR20 AM	3.938%		11/10/2047	1,274	1,326,380
Commercial Mortgage Pass-Through Certificates 2014-UBS5 B	4.514%		9/10/2047	3,500	3,742,291
Commercial Mortgage Trust 2007-GG9 A2	5.381%		3/10/2039	651	655,289
Credit Suisse Mortgage Capital Certificates 2010-RR2 2B†	5.898%	#	9/15/2039	1,300	1,423,142
Credit Suisse Mortgage Capital Certificates 2014-2R 22A1†	3.00%		7/27/2036	496	483,433
Fosse Master Issuer plc 2012-1A 2B1 (United Kingdom)†(a)	2.181%	#	10/18/2054	1,250	1,265,150
GS Mortgage Securities Corp. II 2013-KING B†	3.241%		12/10/2027	2,500	2,556,502
GS Mortgage Securities Trust 2013-GC12 XA(l)	1.773%	#	6/10/2046	29,401	2,792,468
GS Mortgage Securities Trust 2013-GC12 XB	0.544%	#	6/10/2046	47,400	2,005,589
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 XA	1.288%	#	4/15/2047	6,806	409,464
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 XB	0.284%	#	4/15/2047	1,896	52,346
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C25 AS	4.065%		11/15/2047	2,076	2,178,647
JPMorgan Chase Commercial Mortgage-Backed Securities Trust 2009-RR1 A4B†	5.637%	#	3/18/2051	3,810	4,112,133
Merrill Lynch Mortgage Investors Trust 2006-AF2 AF1	6.25%		10/25/2036	1,980	1,793,087
Merrill Lynch/Countrywide Commercial Mortgage Trust	3.00%		6/27/2037	849	834,584
Sequoia Mortgage Trust 2012-4 A3	2.069%		9/25/2042	1,250	1,174,421
Springleaf Mortgage Loan Trust 2012-3A A†	1.57%		12/25/2059	1,746	1,749,188
UBS-Barclays Commercial Mortgage Trust 2012-C3 B†	4.365%		8/10/2049	840	896,217
Wachovia Bank Commercial Mortgage Trust 2006-C27 AM	5.795%		7/15/2045	1,774	1,894,570
Wachovia Bank Commercial Mortgage Trust 2006-C28 AM	5.603%		10/15/2048	3,103	3,329,898
Wells Fargo Commercial Mortgage Trust 2013-LC12 D†	4.302%	#	7/15/2046	2,256	2,136,727

106	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2014

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
WF-RBS Commercial Mortgage Trust 2012-C7 A1	2.30%		6/15/2045	$1,711	$1,738,725
WF-RBS Commercial Mortgage Trust 2014-C20 XA	1.241%	#	5/15/2047	13,482	1,042,061
WF-RBS Commercial Mortgage Trust 2014-C20 XB	0.573%	#	5/15/2047	2,617	134,007
WF-RBS Commercial Mortgage Trust 2014-C25 AS(c)	3.984%	#	11/15/2047	1,250	1,311,208
WF-RBS Commercial Mortgage Trust 2014-C25 B(c)	4.236%	#	11/15/2047	1,500	1,565,059
Total Non-Agency Commercial Mortgage-Backed Securities (cost $58,566,282)					59,529,660

	Dividend		Shares
	Rate		(000)
PREFERRED STOCK 0.15%

Utilities
SCE Trust III (cost $2,990,000)	5.75%		120	3,229,200
Total Long-Term Investments (cost $2,045,337,938)				2,095,868,878

			Principal
	Interest		Amount
	Rate		(000)
SHORT-TERM INVESTMENTS 5.74%

COMMERCIAL PAPER 0.93%

Energy Equipment & Services 0.17%
Talisman Energy, Inc.	Zero Coupon	12/3/2014	$3,500	3,499,874

Railroads 0.09%
Kansas City Southern Railway	Zero Coupon	12/1/2014	1,000	1,000,000
Kansas City Southern Railway	Zero Coupon	12/15/2014	1,000	999,774
Total				1,999,774

Utilities 0.05%
Duke Energy Corp.	Zero Coupon	2/17/2015	1,000	999,444

Utilities: Miscellaneous 0.62%
Entergy Corp.	Zero Coupon	12/1/2014	2,000	2,000,000
Entergy Corp.	Zero Coupon	12/4/2014	1,500	1,499,894
NiSource Finance Corp.	Zero Coupon	12/4/2014	2,500	2,499,864
NiSource Finance Corp.	Zero Coupon	12/8/2014	3,000	2,999,621
NiSource Finance Corp.	Zero Coupon	1/9/2015	3,000	2,997,660
NiSource Finance Corp.	Zero Coupon	1/8/2015	1,000	999,240
Total				12,996,279
Total Commercial Paper (cost $19,494,909)				19,495,371

See Notes to Financial Statements.	107

Schedule of Investments (continued)

INCOME FUND November 30, 2014

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
CORPORATE BOND 0.06%

Oil
Pacific Drilling SA (Luxembourg)(a) (cost $1,174,713)	8.25%	2/23/2015	$1,200	$1,209,000

REPURCHASE AGREEMENT 4.75%
Repurchase Agreement dated 11/28/2014, Zero Coupon due 12/1/2014 with Fixed Income Clearing Corp. collateralized by $875,000 of U.S. Treasury Note at 4.50% due 2/15/2016; $35,465,000 of U.S. Treasury Note at 2.125% due 9/30/2021; $64,750,000 of U.S. Treasury Note at 0.875% due 8/15/2017; value: $101,965,994; proceeds: $99,963,399 (cost $99,963,399)			99,963	99,963,399
Total Short-Term Investments (cost $120,633,021)				120,667,770
Total Investments in Securities 105.44% (cost $2,165,970,959)				2,216,536,648
Liabilities in Excess of Cash, Foreign Cash & Other Assets(m) (5.44%)				(114,430,981)
Net Assets 100.00%				$2,102,105,667

BRL	Brazilian real.
EUR	euro.
GBP	British pound.
MXN	Mexican peso.
IO	Interest Only.
PIK	Payment-in-kind.
PO	Principal Only.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2014.
~	Deferred interest debentures pay the stated rate, after which they pay a predetermined interest rate.
(a)	Foreign security traded in U.S. dollars.
(b)	Security is perpetual in nature and has no stated maturity.
(c)	Securities purchased on a when-issued basis (See Note 2(i)).
(d)	Defaulted security.
(e)	Debenture pays interest at an annual fixed rate of 8.375% through August 1, 2016. Thereafter, interest will be paid at an annual floating rate of 3-month LIBOR plus 3.708% through August 1, 2066. This debenture is subject to full redemption at the option of the issuer any time prior to August 1, 2016.
(f)	Debenture pays interest at an annual fixed rate of 6.974% through December 1, 2017. Thereafter, interest will be paid at an annual floating rate of 3-month LIBOR plus 2.53% through June 1, 2067. This debenture is subject to full redemption at the option of the issuer any time prior to December 1, 2017.
(g)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2014.
(h)	Investment in non-U.S. dollar denominated securities.
(i)	IOettes. These securities represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s, however, a nominal amount of principal is assigned to an IOette. This amount is very small in relation to the interest flow that constitutes almost all of the IOette cash flow. The stated price and coupon are linked to that small principal amount and therefore appear unusually large.

108	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2014

(j)	Amount is less than $1,000.
(k)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.
(l)	Securities have been fully/partially segregated to cover margin requirements for open futures contracts as of November 30, 2014.
(m)	Liabilities in Excess of Cash, Foreign Cash & Other Assets include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts and fair value of total return swap as follows:

Open Forward Foreign Currency Exchange Contracts at November 30, 2014:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Argentine peso	Buy	Bank of America	12/10/2014	2,575,000	$273,065	$300,992	$27,927
Argentine peso	Buy	Citibank N.A.	2/12/2015	22,550,000	2,456,427	2,510,237	53,810
Argentine peso	Buy	J.P. Morgan	12/10/2014	63,300,000	6,868,862	7,399,147	530,285
Argentine peso	Buy	J.P. Morgan	12/10/2014	2,235,000	234,523	261,250	26,727
Argentine peso	Buy	J.P. Morgan	1/12/2015	40,185,000	4,123,653	4,611,357	487,704
Argentine peso	Buy	J.P. Morgan	2/12/2015	2,835,000	313,260	315,589	2,329
Chilean peso	Buy	J.P. Morgan	2/12/2015	206,200,000	336,340	336,591	251
euro	Buy	Morgan Stanley	12/10/2014	32,000	39,789	39,792	3
Hungarian forint	Buy	Goldman Sachs	2/12/2015	630,500,000	2,521,326	2,552,755	31,429
Indian rupee	Buy	Barclays Bank plc	12/10/2014	22,100,000	352,708	355,426	2,718
Indian rupee	Buy	Morgan Stanley	12/10/2014	31,600,000	508,014	508,211	197
Indonesian rupiah	Buy	Barclays Bank plc	1/12/2015	27,900,000,000	2,246,015	2,263,011	16,996
Indonesian rupiah	Buy	J.P. Morgan	12/10/2014	2,430,000,000	195,573	198,670	3,097
Indonesian rupiah	Buy	J.P. Morgan	1/12/2015	2,280,000,000	183,000	184,934	1,934
Indonesian rupiah	Buy	Morgan Stanley	12/10/2014	2,900,000,000	231,878	237,096	5,218
Mexican peso	Buy	Bank of America	2/12/2015	4,120,000	294,714	294,870	156
Philippine peso	Buy	Barclays Bank plc	1/12/2015	12,950,000	287,203	287,347	144
Philippine peso	Buy	J.P. Morgan	12/10/2014	15,000,000	333,141	333,752	611
Polish zloty	Buy	J.P. Morgan	2/12/2015	27,550,000	8,081,058	8,161,011	79,953
South African rand	Buy	Deutsche Bank AG	12/10/2014	1,300,000	117,062	117,221	159
South African rand	Buy	Deutsche Bank AG	12/10/2014	3,410,000	304,613	307,480	2,867
South African rand	Buy	Deutsche Bank AG	1/12/2015	26,750,000	2,354,677	2,398,430	43,753
South African rand	Buy	Goldman Sachs	2/12/2015	3,000,000	266,347	267,595	1,248
South African rand	Buy	Morgan Stanley	2/12/2015	12,160,000	1,066,276	1,084,653	18,377
Thai baht	Buy	Bank of America	2/12/2015	9,735,000	294,705	295,516	811
Thai baht	Buy	Bank of America	2/12/2015	25,200,000	764,331	764,971	640
Turkish lira	Buy	Barclays Bank plc	12/10/2014	500,000	215,569	224,719	9,150
Turkish lira	Buy	Deutsche Bank AG	12/10/2014	395,000	175,161	177,528	2,367
Turkish lira	Buy	Deutsche Bank AG	1/12/2015	655,000	283,663	292,609	8,946
Turkish lira	Buy	Deutsche Bank AG	1/12/2015	11,165,000	4,828,388	4,987,752	159,364
Turkish lira	Buy	Deutsche Bank AG	1/12/2015	11,165,000	4,831,907	4,987,752	155,845
Turkish lira	Buy	Deutsche Bank AG	2/12/2015	6,930,000	3,008,345	3,077,191	68,846
Turkish lira	Buy	Goldman Sachs	1/12/2015	9,050,000	3,952,977	4,042,916	89,939
Turkish lira	Buy	J.P. Morgan	2/12/2015	760,000	329,024	337,470	8,446
Turkish lira	Buy	Morgan Stanley	2/12/2015	610,000	266,988	270,864	3,876

See Notes to Financial Statements.	109

Schedule of Investments (continued)

INCOME FUND November 30, 2014

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
British pound	Sell	Bank of America	12/11/2014	5,850,000	$9,415,616	$9,137,256	$278,360
British pound	Sell	Goldman Sachs	1/20/2015	1,600,000	2,593,218	2,498,430	94,788
British pound	Sell	Morgan Stanley	1/20/2015	105,000	164,078	163,960	118
British pound	Sell	Morgan Stanley	1/20/2015	2,315,000	3,689,302	3,614,917	74,385
euro	Sell	Bank of America	2/13/2015	1,437,500	1,788,673	1,788,385	288
euro	Sell	Deutsche Bank AG	1/12/2015	955,000	1,211,078	1,187,788	23,290
euro	Sell	Goldman Sachs	1/12/2015	1,690,000	2,131,957	2,101,949	30,008
euro	Sell	J.P. Morgan	12/10/2014	1,590,000	2,042,484	1,977,168	65,316
euro	Sell	J.P. Morgan	1/20/2015	2,300,000	2,942,303	2,860,836	81,467
euro	Sell	Morgan Stanley	2/13/2015	1,437,500	1,788,973	1,788,385	588
Malaysian ringgit	Sell	J.P. Morgan	2/12/2015	10,450,000	3,110,582	3,057,908	52,674
Singapore dollar	Sell	Bank of America	12/10/2014	6,985,000	5,561,771	5,355,597	206,174
Singapore dollar	Sell	Citibank N.A.	12/10/2014	215,000	166,295	164,847	1,448
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$2,755,027

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Brazilian real	Buy	Bank of America	1/12/2015	1,540,000	$610,525	$591,541	$(18,984)
Brazilian real	Buy	Barclays Bank plc	2/12/2015	1,615,000	616,389	614,694	(1,695)
Brazilian real	Buy	Goldman Sachs	1/12/2015	5,270,000	2,043,631	2,024,300	(19,331)
Brazilian real	Buy	Goldman Sachs	1/12/2015	9,935,000	4,015,816	3,816,208	(199,608)
Brazilian real	Buy	J.P. Morgan	2/12/2015	14,770,000	5,724,584	5,621,695	(102,889)
Brazilian real	Buy	Morgan Stanley	12/10/2014	420,000	175,365	162,829	(12,536)
Brazilian real	Buy	Morgan Stanley	12/10/2014	685,000	273,650	265,567	(8,083)
Brazilian real	Buy	Morgan Stanley	12/10/2014	285,000	116,431	110,491	(5,940)
Brazilian real	Buy	Morgan Stanley	12/10/2014	7,990,000	3,481,026	3,097,635	(383,391)
Brazilian real	Buy	Morgan Stanley	1/12/2015	315,000	123,004	120,997	(2,007)
British pound	Buy	J.P. Morgan	12/11/2014	1,710,000	2,760,236	2,670,890	(89,346)
Chilean peso	Buy	Bank of America	12/10/2014	1,150,000,000	1,945,525	1,888,519	(57,006)
Chilean peso	Buy	Goldman Sachs	12/10/2014	128,000,000	212,801	210,200	(2,601)
Chilean peso	Buy	Goldman Sachs	2/12/2015	145,000,000	244,541	236,691	(7,850)
Chilean peso	Buy	Goldman Sachs	2/12/2015	2,000,000,000	3,362,871	3,264,701	(98,170)
Chilean peso	Buy	J.P. Morgan	12/10/2014	46,000,000	77,478	75,541	(1,937)
Chilean peso	Buy	J.P. Morgan	1/12/2015	217,500,000	365,559	356,038	(9,521)
Chilean peso	Buy	J.P. Morgan	1/12/2015	837,500,000	1,389,557	1,370,950	(18,607)
Chilean peso	Buy	UBS AG	12/10/2014	4,950,000,000	8,295,487	8,128,843	(166,644)
Colombian peso	Buy	Goldman Sachs	12/10/2014	4,800,000,000	2,444,558	2,162,853	(281,705)
Colombian peso	Buy	J.P. Morgan	12/10/2014	510,000,000	244,448	229,803	(14,645)
Colombian peso	Buy	J.P. Morgan	12/10/2014	640,000,000	313,693	288,380	(25,313)
Colombian peso	Buy	J.P. Morgan	12/10/2014	195,000,000	98,069	87,866	(10,203)
Colombian peso	Buy	J.P. Morgan	12/10/2014	4,930,000,000	2,528,063	2,221,431	(306,632)
Colombian peso	Buy	J.P. Morgan	2/12/2015	655,000,000	293,730	293,483	(247)
Colombian peso	Buy	UBS AG	2/12/2015	10,920,000,000	5,196,907	4,892,869	(304,038)
euro	Buy	Deutsche Bank AG	12/10/2014	510,000	636,855	634,186	(2,669)

110	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2014

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Hungarian forint	Buy	Barclays Bank plc	1/12/2015	39,100,000	$162,829	$158,453	$(4,376)
Hungarian forint	Buy	Barclays Bank plc	1/12/2015	999,000,000	4,112,501	4,048,456	(64,045)
Hungarian forint	Buy	Citibank N.A.	2/12/2015	46,700,000	189,345	189,078	(267)
Hungarian forint	Buy	Deutsche Bank AG	12/10/2014	28,700,000	117,095	116,402	(693)
Hungarian forint	Buy	Deutsche Bank AG	1/12/2015	29,850,000	122,393	120,967	(1,426)
Hungarian forint	Buy	J.P. Morgan	12/10/2014	52,500,000	213,743	212,931	(812)
Hungarian forint	Buy	J.P. Morgan	12/10/2014	33,000,000	135,456	133,843	(1,613)
Hungarian forint	Buy	J.P. Morgan	12/10/2014	1,549,000,000	6,369,733	6,282,489	(87,244)
Indian rupee	Buy	Bank of America	12/10/2014	114,700,000	1,876,391	1,844,678	(31,713)
Indian rupee	Buy	Bank of America	1/12/2015	285,800,000	4,577,927	4,563,767	(14,160)
Indian rupee	Buy	Bank of America	2/12/2015	26,500,000	421,632	421,308	(324)
Indian rupee	Buy	Barclays Bank plc	12/10/2014	6,100,000	98,745	98,104	(641)
Indian rupee	Buy	Goldman Sachs	12/10/2014	130,000,000	2,110,609	2,090,742	(19,867)
Indian rupee	Buy	J.P. Morgan	2/12/2015	565,000,000	9,072,662	8,982,614	(90,048)
Indonesian rupiah	Buy	Barclays Bank plc	12/10/2014	3,700,000,000	311,380	302,501	(8,879)
Indonesian rupiah	Buy	Barclays Bank plc	2/12/2015	64,700,000,000	5,232,511	5,222,345	(10,166)
Indonesian rupiah	Buy	Goldman Sachs	12/10/2014	3,500,000,000	288,494	286,150	(2,344)
Indonesian rupiah	Buy	Goldman Sachs	2/12/2015	3,650,000,000	295,631	294,614	(1,017)
Indonesian rupiah	Buy	J.P. Morgan	12/10/2014	65,600,000,000	5,513,995	5,363,265	(150,730)
Indonesian rupiah	Buy	J.P. Morgan	1/12/2015	2,260,000,000	184,776	183,312	(1,464)
Indonesian rupiah	Buy	J.P. Morgan	2/12/2015	39,000,000,000	3,196,721	3,147,936	(48,785)
Mexican peso	Buy	Deutsche Bank AG	12/10/2014	1,980,000	150,495	142,236	(8,259)
Mexican peso	Buy	Deutsche Bank AG	12/10/2014	2,550,000	193,637	183,183	(10,454)
Mexican peso	Buy	Deutsche Bank AG	1/12/2015	3,640,000	266,967	260,963	(6,004)
Mexican peso	Buy	Goldman Sachs	12/10/2014	3,100,000	232,848	222,693	(10,155)
Mexican peso	Buy	J.P. Morgan	1/12/2015	3,600,000	264,449	258,095	(6,354)
Mexican peso	Buy	J.P. Morgan	1/12/2015	75,200,000	5,547,899	5,391,315	(156,584)
Mexican peso	Buy	J.P. Morgan	2/12/2015	69,800,000	5,106,860	4,995,616	(111,244)
Philippine peso	Buy	Bank of America	2/12/2015	21,800,000	483,692	483,202	(490)
Philippine peso	Buy	Barclays Bank plc	12/10/2014	6,000,000	136,432	133,501	(2,931)
Philippine peso	Buy	Goldman Sachs	12/10/2014	6,950,000	155,686	154,638	(1,048)
Philippine peso	Buy	Goldman Sachs	1/12/2015	16,450,000	365,880	365,008	(872)
Philippine peso	Buy	J.P. Morgan	12/10/2014	251,200,000	5,760,147	5,589,231	(170,916)
Philippine peso	Buy	J.P. Morgan	2/12/2015	252,300,000	5,594,235	5,592,287	(1,948)
Philippine peso	Buy	UBS AG	1/12/2015	260,000,000	5,804,738	5,769,124	(35,614)
Polish zloty	Buy	Barclays Bank plc	1/12/2015	8,405,000	2,529,668	2,493,058	(36,610)
Polish zloty	Buy	Deutsche Bank AG	12/10/2014	1,100,000	332,968	326,761	(6,207)
Polish zloty	Buy	Deutsche Bank AG	1/12/2015	685,000	204,257	203,182	(1,075)
Polish zloty	Buy	Goldman Sachs	1/12/2015	470,000	141,906	139,410	(2,496)
Polish zloty	Buy	Goldman Sachs	2/12/2015	635,000	188,309	188,103	(206)
Russian ruble	Buy	Bank of America	2/12/2015	43,400,000	903,790	849,906	(53,884)
Russian ruble	Buy	Barclays Bank plc	12/10/2014	4,600,000	116,989	92,102	(24,887)
Russian ruble	Buy	Barclays Bank plc	1/13/2015	6,100,000	143,316	120,656	(22,660)
Russian ruble	Buy	Barclays Bank plc	1/13/2015	11,150,000	265,176	220,543	(44,633)
Russian ruble	Buy	Barclays Bank plc	2/12/2015	12,800,000	252,316	250,664	(1,652)

See Notes to Financial Statements.	111

Schedule of Investments (continued)

INCOME FUND November 30, 2014

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Russian ruble	Buy	Barclays Bank plc	2/12/2015	16,950,000	$350,606	$331,933	$(18,673)
Russian ruble	Buy	J.P. Morgan	12/10/2014	152,200,000	3,885,131	3,047,388	(837,743)
Russian ruble	Buy	J.P. Morgan	12/10/2014	248,400,000	6,609,899	4,973,530	(1,636,369)
Russian ruble	Buy	J.P. Morgan	1/13/2015	89,200,000	2,071,528	1,764,341	(307,187)
Russian ruble	Buy	Morgan Stanley	12/10/2014	3,900,000	97,399	78,087	(19,312)
Russian ruble	Buy	Morgan Stanley	1/13/2015	49,250,000	1,209,643	974,146	(235,497)
Singapore dollar	Buy	Deutsche Bank AG	12/10/2014	4,530,000	3,577,820	3,473,279	(104,541
South African rand	Buy	Deutsche Bank AG	12/10/2014	68,200,000	6,239,554	6,149,598	(89,956)
South African rand	Buy	Deutsche Bank AG	2/12/2015	2,120,000	189,280	189,101	(179)
South Korean won	Buy	Bank of America	12/10/2014	3,265,000,000	3,188,165	2,942,128	(246,037)
South Korean won	Buy	Bank of America	2/12/2015	280,000,000	250,925	250,740	(185)
South Korean won	Buy	Barclays Bank plc	12/10/2014	142,000,000	136,569	127,958	(8,611)
South Korean won	Buy	Barclays Bank plc	2/12/2015	4,580,000,000	4,208,012	4,101,396	(106,616)
South Korean won	Buy	Goldman Sachs	12/10/2014	332,000,000	312,933	299,169	(13,764)
South Korean won	Buy	J.P. Morgan	1/12/2015	280,000,000	265,182	251,043	(14,139)
South Korean won	Buy	J.P. Morgan	1/12/2015	6,225,000,000	5,811,891	5,581,234	(230,657)
South Korean won	Buy	J.P. Morgan	2/12/2015	245,000,000	226,065	219,398	(6,667)
Thai baht	Buy	Bank of America	12/9/2014	6,900,000	214,020	210,071	(3,949)
Thai baht	Buy	Bank of America	1/12/2015	8,725,000	266,922	265,210	(1,712)
Thai baht	Buy	J.P. Morgan	12/9/2014	272,000,000	8,458,500	8,281,066	(177,434)
Thai baht	Buy	Morgan Stanley	1/12/2015	23,500,000	717,229	714,318	(2,911)
Turkish lira	Buy	Deutsche Bank AG	12/10/2014	515,000	233,609	231,461	(2,148)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(7,473,682)

Open Futures Contracts at November 30, 2014:

					Unrealized
Type	Expiration	Contracts	Position	Fair Value	Appreciation
U.S. 5-Year Treasury Note	March 2015	3,924	Long	$468,887,346	$2,300,440
Ultra Long U.S. Treasury Bond	March 2015	346	Long	55,641,125	818,940
Totals				$524,528,471	$3,119,380

					Unrealized
Type	Expiration	Contracts	Position	Fair Value	Depreciation
U.S. Long Bond	March 2015	191	Short	$(27,241,375)	$(477,827)
U.S. 10-Year Treasury Note	March 2015	3,115	Short	(395,751,016)	(3,728,723)
Totals				$(422,992,391)	$(4,206,550)

Open Total Return Swap at November 30, 2014:

	Payment	Payment To
	Made By	Be Received
	The Fund On	By The Fund
Swap	Contract	At Termination		Notional	Termination	Fair
Counterparty	Date	Date	Reference Entity	Amount	Date	Value
		410 Convertible	OGX Petroleo e Gas
		Debenture Units	S.A. Convertible
Deutsche Bank AG	$171,290	(Reference Entity)	Debentures (Brazil)	$171,290	4/15/2015	$171,290

112	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2014

The following is a summary of the inputs used as of November 30, 2014 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$–	$222,249,039	$–	$222,249,039
Corporate Bonds	–	1,525,620,149	–	1,525,620,149
Floating Rate Loans(4)
Energy Equipment & Services	–	4,914,531	–	4,914,531
Food	–	330,753	–	330,753
Gaming	–	8,020,612	–	8,020,612
Health Care	–	4,625,442	–	4,625,442
Media	–	1,467,625	–	1,467,625
Metals & Minerals: Miscellaneous	–	3,290,625	–	3,290,625
Services	–	7,133,882	–	7,133,882
Telecommunications	–	3,007,920	–	3,007,920
Utilities	–	2,179,563	2,462,104	4,641,667
Foreign Bonds	–	22,746,677	–	22,746,677
Foreign Government Obligations	–	10,236,308	–	10,236,308
Government Sponsored Enterprises
Collateralized Mortgage Obligations	–	1,285,762	–	1,285,762
Government Sponsored Enterprises
Pass-Throughs	–	151,322,357	–	151,322,357
Municipal Bonds	–	63,425,669	–	63,425,669
Non-Agency Commercial
Mortgage-Backed Securities	–	59,529,660	–	59,529,660
Preferred Stock	3,229,200	–	–	3,229,200
Commercial Paper	–	19,495,371	–	19,495,371
Repurchase Agreement	–	99,963,399	–	99,963,399
Total	$3,229,200	$2,210,845,344	$2,462,104	$2,216,536,648

Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$2,755,027	$–	$2,755,027
Liabilities	–	(7,473,682)	–	(7,473,682)
Futures Contracts
Assets	3,119,380	–	–	3,119,380
Liabilities	(4,206,550)	–	–	(4,206,550)
Total Return Swap
Assets	–	–	171,290	171,290
Liabilities	–	–	–	–
Total	$(1,087,170)	$(4,718,655)	$171,290	$(5,634,535)

(1)	Refer to note 2(r) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended November 30, 2014.
(4)	Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.

See Notes to Financial Statements.	113

Schedule of Investments (concluded)

INCOME FUND November 30, 2014

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

	Floating	Total
Investment Type	Rate Loans	Return Swap
Balance as of December 1, 2013	$1 ,270,968	$–
Accrued discounts/premiums	1,290	–
Realized gain (loss)	337	–
Change in unrealized appreciation/depreciation	(40,934)	–
Purchases	51,506	174,214
Sales	(45,208)	(2,924)
Net transfers in or out of Level 3	1,224,145	–
Balance as of November 30, 2014	$2,462,104	$171,290

114	See Notes to Financial Statements.

Schedule of Investments

INFLATION FOCUSED FUND November 30, 2014

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
LONG-TERM INVESTMENTS 94.38%

ASSET-BACKED SECURITIES 12.80%

Automobiles 5.09%
Ally Auto Receivables Trust 2013-2 A3	0.79%		1/15/2018	$485	$485,659
Ally Auto Receivables Trust 2014-1 A3	0.97%		10/15/2018	4,555	4,563,620
Ally Auto Receivables Trust 2014-2 A3	1.25%		4/15/2019	3,160	3,173,545
AmeriCredit Automobile Receivables Trust 2012-4 A3	0.67%		6/8/2017	784	784,111
AmeriCredit Automobile Receivables Trust 2012-5 A3	0.62%		6/8/2017	749	749,728
AmeriCredit Automobile Receivables Trust 2013-1 B	1.07%		3/8/2018	819	821,112
AmeriCredit Automobile Receivables Trust 2013-2 A3	0.65%		12/8/2017	200	200,103
AmeriCredit Automobile Receivables Trust 2013-3 B	1.58%		9/10/2018	685	689,568
AmeriCredit Automobile Receivables Trust 2013-5 A3	0.90%		9/10/2018	1,600	1,602,296
BMW Vehicle Lease Trust 2014-1 A3	0.73%		2/21/2017	1,370	1,370,695
California Republic Auto Receivables Trust 2013-1 A2†	1.41%		9/17/2018	969	975,256
California Republic Auto Receivables Trust 2013-2 A2	1.23%		3/15/2019	1,256	1,264,250
California Republic Auto Receivables Trust 2014-1 A3	0.85%		5/15/2018	280	280,440
California Republic Auto Receivables Trust 2014-2 A3	0.91%		8/15/2018	1,120	1,121,521
California Republic Auto Receivables Trust 2014-3 A3	1.09%		11/15/2018	2,120	2,126,712
Capital Auto Receivables Asset Trust 2013-1 A2	0.62%		7/20/2016	827	827,224
Capital Auto Receivables Asset Trust 2013-2 A2	0.92%		9/20/2016	1,720	1,721,960
Capital Auto Receivables Asset Trust 2013-4 A1	0.535%	#	3/21/2016	1,000	1,000,431
Capital Auto Receivables Asset Trust 2013-4 A2	0.85%		2/21/2017	900	902,133
CarFinance Capital Auto Trust 2014-1A A†	1.46%		12/17/2018	279	280,144
CarMax Auto Owner Trust 2013-4 A3	0.80%		7/16/2018	710	710,393
Chrysler Capital Auto Receivables Trust 2013-AA A3†	0.91%		4/16/2018	970	972,765
Fifth Third Auto Trust 2014-2 A3	0.89%		11/15/2018	1,825	1,826,624
Ford Credit Auto Owner Trust 2013-D A3	0.67%		4/15/2018	1,500	1,500,488
Ford Credit Auto Owner Trust 2014-B A3	0.90%		10/15/2018	1,490	1,492,846

See Notes to Financial Statements.	115

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2014

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Automobiles (continued)
GM Financial Automobile Leasing Trust 2014-2A A3†	1.22%		1/22/2018	$1,640	$1,646,190
Honda Auto Receivables Owner Trust 2013-4 A3	0.69%		9/18/2017	1,607	1,608,868
Mercedes-Benz Auto Receivables Trust 2014-1 A3	0.87%		10/15/2018	1,300	1,301,228
Nissan Auto Lease Trust 2014-A A3	0.80%		2/15/2017	1,225	1,226,526
Porsche Innovative Lease Owner Trust 2014-1 A3†	1.03%		11/20/2017	3,960	3,973,050
Santander Drive Auto Receivables Trust 2013-1 A3	0.62%		6/15/2017	166	165,664
Santander Drive Auto Receivables Trust 2013-3 A2	0.55%		9/15/2016	8	8,221
Santander Drive Auto Receivables Trust 2013-3 B	1.19%		5/15/2018	1,124	1,125,913
Santander Drive Auto Receivables Trust 2013-5 A3	0.82%		2/15/2018	1,037	1,038,263
Volkswagen Auto Loan Enhanced Trust 2013-2 A3	0.70%		4/20/2018	1,929	1,929,050
World Omni Auto Receivables Trust 2014-A A2	0.43%		5/15/2017	1,790	1,789,550
World Omni Automobile Lease Securitization Trust 2014-A A3	1.16%		9/15/2017	970	975,836
Total					48,231,983

Credit Cards 1.16%
American Express Credit Account Master Trust 2012-3 B	0.655%	#	3/15/2018	300	300,364
Barclays Dryrock Issuance Trust 2012-2 A	0.64%		8/15/2018	750	750,482
Capital One Multi-Asset Execution Trust 2014-A2	1.26%		1/15/2020	1,410	1,416,275
Chase Issuance Trust 2013-A8	1.01%		10/15/2018	1,410	1,415,116
Chase Issuance Trust 2014-A3	0.355%	#	5/15/2018	500	499,938
Citibank Credit Card Issuance Trust 2013-A4	0.575%	#	7/24/2020	565	566,614
Citibank Credit Card Issuance Trust 2013-A6	1.32%		9/7/2018	565	569,954
Discover Card Execution Note Trust 2011-A4	0.505%	#	5/15/2019	1,125	1,129,333
Discover Card Execution Note Trust 2012-B3	0.605%	#	5/15/2018	2,620	2,623,829
World Financial Network Credit Card Master Trust 2013-B A	0.91%		3/16/2020	1,750	1,750,784
Total					11,022,689

Home Equity 0.57%
Asset Backed Securities Corp. Home Equity Loan Trust Series NC 2006-HE4 A5	0.312%	#	5/25/2036	1,637	1,506,632
Asset Backed Securities Corp. Home Equity Loan Trust Series RFC 2007-HE1 A3	0.242%	#	12/25/2036	37	37,199
Bear Stearns Asset Backed Securities Trust 2006-HE10 21A1	0.222%	#	12/25/2036	15	14,920
Home Equity Asset Trust 2006-6 2A2	0.262%	#	11/25/2036	66	65,859
Home Equity Asset Trust 2006-7 2A2	0.262%	#	1/25/2037	1,070	1,056,272

116	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2014

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Home Equity (continued)
Home Equity Asset Trust 2006-8 2A2	0.262%	#	3/25/2037	$2,188	$2,160,916
New Century Home Equity Loan Trust 2005-A A6	4.954%		8/25/2035	393	387,841
Option One Mortgage Loan Trust 2005-1 A4	0.952%	#	2/25/2035	179	176,001
Total					5,405,640

Other 5.98%
Ares IIIR/IVR CLO Ltd. 2007-3RA A2†	0.449%	#	4/16/2021	882	872,419
Avenue CLO VI Ltd. 2007-6A A2†	0.578%	#	7/17/2019	500	495,529
BlueMountain CLO Ltd. 2014-3A A1†	1.48%	#	10/15/2026	500	499,368
Carlyle Global Market Strategies CLO Ltd. 2014-4A A1†	1.733%	#	10/15/2026	1,375	1,374,746
Cedar Funding IV CLO Ltd. 2014-4A A1†	1.731%	#	10/23/2026	2,630	2,629,373
Cent CDO XI Ltd. 2006-11A A1†	0.493%	#	4/25/2019	1,163	1,152,918
CIFC Funding II Ltd. 2014-2A A1L†	1.713%	#	5/24/2026	850	849,032
CIT Mortgage Loan Trust 2007-1 2A2†	1.405%	#	10/25/2037	335	335,351
Crown Point CLO Ltd. 2012-1A A1LB†	1.732%	#	11/21/2022	1,000	1,000,579
Dryden XXIII Senior Loan Fund 2012-23RA A1R†	1.481%	#	7/17/2023	2,000	1,983,789
Fairway Loan Funding Co. 2006-1A A3L†	0.888%	#	10/17/2018	400	397,668
FBR Securitization Trust 2005-4 AV24	0.852%	#	10/25/2035	977	862,952
Fortress Credit BSL Ltd. 2013-1A A†	1.411%	#	1/19/2025	2,500	2,466,400
Fraser Sullivan CLO II Ltd. 2006-2A A2†	0.533%	#	12/20/2020	500	497,379
Galaxy XVIII CLO Ltd. 2014-18A A†	1.704%	#	10/15/2026	1,000	998,430
Gleneagles CLO Ltd. 2005-1A B†	0.782%	#	11/1/2017	1,000	984,621
HLSS Servicer Advance Receivables Backed Notes 2013-T2 A2†	1.147%		5/16/2044	1,000	996,803
HLSS Servicer Advance Receivables Backed Notes 2013-T2 B2†	1.495%		5/16/2044	750	749,501
HLSS Servicer Advance Receivables Backed Notes 2013-T3 A3†	1.793%		5/15/2046	1,000	976,762
HLSS Servicer Advance Receivables Backed Notes 2013-T3 B3†	2.14%		5/15/2046	1,000	992,584
HLSS Servicer Advance Receivables Backed Notes 2013-T7 AT7†	1.981%		11/15/2046	800	792,277
HLSS Servicer Advance Receivables Trust 2012-T2 A2†	1.99%		10/15/2045	1,100	1,099,543
HLSS Servicer Advance Receivables Trust 2013-T1 A2†	1.495%		1/16/2046	2,750	2,731,550
Jasper CLO Ltd. 2005-1A A†	0.502%	#	8/1/2017	211	210,134
JFIN Revolver CLO Ltd. 2013-1A A†	1.481%	#	1/20/2021	750	748,905
KKR Financial CLO Ltd. 2006-1A C†	1.183%	#	8/25/2018	1,500	1,472,242

See Notes to Financial Statements.	117

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2014

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Other (continued)
Landmark VII CDO Ltd. 2006-7A A3L†	0.981%	#	7/15/2018	$500	$493,370
Morgan Stanley Capital I, Inc. 2006-HE1 A3	0.332%	#	1/25/2036	144	143,038
Nationstar Mortgage Advance Receivables Trust 2013-T3A A3†	2.438%		6/20/2048	1,300	1,287,123
Nautique Funding Ltd. 2006-1A A1A†	0.481%	#	4/15/2020	659	654,504
New Residential Advance Receivables Trust Advance Receivables Backed 2014-T2 AT2†	2.377%		3/15/2047	600	600,822
Nomura CRE CDO Ltd. 2007-2A A1A†	0.481%	#	5/21/2042	2,453	2,431,606
Oaktree CLO Ltd. 2014-2A A1A†	1.735%	#	10/20/2026	1,300	1,300,000
Octagon Investment Partners XIX Ltd. 2014-1A A†	1.751%	#	4/15/2026	2,500	2,499,952
Octagon Loan Funding Ltd. 2014-1A A1†	1.646%	#	11/18/2026	750	747,905
OHA Park Avenue CLO I Ltd. 2007-1A A1B†	0.464%	#	3/14/2022	695	687,135
OZLM VII Ltd. 2014-7A A1B†	1.745%	#	7/17/2026	1,550	1,548,982
OZLM VIII Ltd. 2014-8A A1A†	1.715%	#	10/17/2026	1,990	1,983,886
Race Point III CLO Ltd. 2006-3 A (Ireland)†(a)	0.491%	#	4/15/2020	392	390,687
Red River CLO Ltd. 1A A†	0.502%	#	7/27/2018	382	380,512
SLM Private Education Loan Trust 2010-A 2A†	3.405%	#	5/16/2044	1,513	1,603,185
SLM Private Education Loan Trust 2011-B A1†	1.005%	#	12/16/2024	625	626,957
SLM Private Education Loan Trust 2012-A A1†	1.555%	#	8/15/2025	504	509,222
SLM Private Education Loan Trust 2012-C A1†	1.255%	#	8/15/2023	564	567,476
SLM Private Education Loan Trust 2012-E A1†	0.905%	#	10/16/2023	472	473,054
SLM Private Education Loan Trust 2013-B A1†	0.805%	#	7/15/2022	1,339	1,339,949
SLM Student Loan Trust 2011-1 A1	0.675%	#	3/25/2026	330	331,500
Stone Tower CLO V Ltd. 2006-5A A2B†	0.559%	#	7/16/2020	2,500	2,453,960
Stone Tower CLO VI Ltd. 2007-6A A2B†	0.548%	#	4/17/2021	900	874,170
Venture XVII CLO Ltd. 2014-17A A†	1.711%	#	7/15/2026	1,500	1,498,259
Venture XVIII CLO Ltd. 2014-18A A†	1.737%	#	10/15/2026	1,250	1,246,693
Westchester CLO Ltd. 2007-1A A1A†	0.457%	#	8/1/2022	965	957,662
Westgate Resorts LLC 2014-1A A†	2.15%		12/20/2026	639	633,744
Westgate Resorts LLC 2014-1A B†	3.25%		12/20/2026	255	254,691
Total					56,690,899
Total Asset-Backed Securities (cost $121,011,764)					121,351,211

CORPORATE BONDS 39.56%

Advertising 0.04%
Alliance Data Systems Corp.†	6.375%		4/1/2020	360	376,200

118	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2014

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Aerospace/Defense 0.20%
B/E Aerospace, Inc.	5.25%		4/1/2022	$482	$537,430
Exelis, Inc.	4.25%		10/1/2016	1,078	1,120,150
Litton Industries, Inc.	6.75%		4/15/2018	200	230,540
Total					1,888,120

Air Transportation 0.05%
American Airlines Group, Inc.†	5.50%		10/1/2019	51	51,319
Continental Airlines 1997-1 Class A Pass-Through Trust	7.461%		10/1/2016	2	2,488
US Airways 2012-1 Class C Pass-Through Trust	9.125%		10/1/2015	438	454,694
Total					508,501

Auto Parts: Original Equipment 0.88%
Accuride Corp.	9.50%		8/1/2018	611	636,204
Continental Rubber of America Corp.†	4.50%		9/15/2019	2,759	2,894,185
Delphi Corp.	6.125%		5/15/2021	2,284	2,489,560
Hertz Corp. (The)	7.50%		10/15/2018	625	650,000
International Automotive Components Group SA (Luxembourg)†(a)	9.125%		6/1/2018	353	375,063
Schaeffler Holding Finance BV PIK (Netherlands)†(a)	6.875%		8/15/2018	1,200	1,261,500
Total					8,306,512

Automotive 0.02%
Kia Motors Corp. (South Korea)†(a)	3.625%		6/14/2016	200	206,505

Banks: Money Center 0.75%
Akbank TAS (Turkey)†(a)	3.875%		10/24/2017	150	153,617
Bank of America Corp.	5.25%		12/1/2015	800	833,902
Bank of America Corp.	5.42%		3/15/2017	879	951,087
Bank of America Corp.	5.49%		3/15/2019	1,225	1,367,491
Bank of America Corp.	5.75%		8/15/2016	1,500	1,607,940
BBVA Banco Continental SA (Peru)†(a)	2.25%		7/29/2016	600	605,250
Export-Import Bank of Korea (South Korea)(a)	1.085%	#	9/17/2016	400	402,694
Export-Import Bank of Korea (South Korea)(a)	3.75%		10/20/2016	200	210,292
Industrial & Commercial Bank of China Ltd.	2.351%		11/13/2017	500	503,203
Wilmington Trust Corp.	8.50%		4/2/2018	350	414,512
Zions Bancorporation	5.50%		11/16/2015	77	79,762
Total					7,129,750

See Notes to Financial Statements.	119

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2014

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Banks: Regional 3.07%
Associated Banc-Corp.	5.125%		3/28/2016	$1,550	$1,628,777
Banco de Credito e Inversiones (Chile)†(a)	3.00%		9/13/2017	200	205,392
Banco del Estado de Chile COD	2.03%		4/2/2015	100	100,533
Banco do Brasil SA	3.875%		1/23/2017	200	206,500
Banco Santander Chile (Chile)†(a)	2.108%	#	6/7/2018	1,000	1,014,500
Bank of America Corp.	5.70%		5/2/2017	700	762,330
Bank of America Corp.	6.05%		5/16/2016	1,500	1,601,794
Bank of America Corp.	10.20%		7/15/2015	750	793,984
Bank of America NA	5.30%		3/15/2017	3,175	3,438,976
Citigroup, Inc.	5.50%		2/15/2017	2,522	2,736,168
Discover Bank	8.70%		11/18/2019	796	990,011
Export-Import Bank of China (The) (China)†(a)	2.50%		7/31/2019	500	504,830
Fifth Third Bancorp	5.45%		1/15/2017	100	108,094
First Midwest Bancorp, Inc.	5.875%		11/22/2016	125	133,303
Goldman Sachs Group, Inc. (The)	5.625%		1/15/2017	2,000	2,163,806
HBOS plc (United Kingdom)†(a)	6.75%		5/21/2018	2,600	2,928,380
ING Bank NV (Netherlands)†(a)	5.125%		5/1/2015	200	203,453
KeyBank NA	5.70%		11/1/2017	301	334,167
Korea Development Bank (The) (South Korea)(a)	0.857%	#	1/22/2017	500	501,383
Korea Exchange Bank (South Korea)†(a)	2.50%		6/12/2019	300	302,207
Lloyds Bank plc (United Kingdom)†(a)	6.50%		9/14/2020	500	582,786
Macquarie Bank Ltd. (Australia)†(a)	1.60%		10/27/2017	500	499,895
Macquarie Bank Ltd. (Australia)†(a)	5.00%		2/22/2017	155	167,079
Morgan Stanley	5.95%		12/28/2017	250	280,865
National City Corp.	6.875%		5/15/2019	500	591,538
PNC Funding Corp.	5.625%		2/1/2017	618	672,102
Popular, Inc.	7.00%		7/1/2019	200	202,000
Royal Bank of Scotland NV (Netherlands)(a)	4.65%		6/4/2018	350	368,155
Royal Bank of Scotland plc (The) (United Kingdom)(a)	9.50%		3/16/2022	1,373	1,575,360
Sberbank via SB Capital SA (Russia)†(a)	5.50%		2/26/2024	250	210,000
Swedbank Hypotek AB (Sweden)†(a)	2.95%		3/28/2016	170	175,292
Synovus Financial Corp.	7.875%		2/15/2019	400	451,000
Turkiye Halk Bankasi AS (Turkey)†(a)	4.75%		6/4/2019	300	307,944
Turkiye Halk Bankasi AS (Turkey)†(a)	4.875%		7/19/2017	1,200	1,253,280
Turkiye Vakiflar Bankasi Tao (Turkey)†(a)	3.75%		4/15/2018	300	300,900
Turkiye Vakiflar Bankasi Tao (Turkey)†(a)	5.75%		4/24/2017	500	530,700
Valley National Bank	5.00%		7/15/2015	250	255,459
Total					29,082,943

120	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2014

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Beverages 0.00%
Central American Bottling Corp. (Guatemala)†(a)	6.75%		2/9/2022	$30	$31,890

Biotechnology Research & Production 0.17%
STHI Holding Corp.†	8.00%		3/15/2018	1,544	1,626,990

Brokers 0.67%
Jefferies Group LLC	3.875%		11/9/2015	500	512,540
Jefferies Group LLC	5.125%		4/13/2018	200	217,684
Jefferies Group LLC	5.50%		3/15/2016	200	211,776
Jefferies Group LLC	8.50%		7/15/2019	2,941	3,624,400
Raymond James Financial, Inc.	8.60%		8/15/2019	1,400	1,759,281
Total					6,325,681

Building Materials 0.32%
Ainsworth Lumber Co., Ltd. (Canada)†(a)	7.50%		12/15/2017	1,287	1,338,480
Cemex SAB de CV (Mexico)†(a)	4.981%	#	10/15/2018	500	523,125
Cimento Tupi SA (Brazil)†(a)	9.75%		5/11/2018	195	187,200
Martin Marietta Materials, Inc.†	1.333%	#	6/30/2017	300	301,405
Martin Marietta Materials, Inc.	6.60%		4/15/2018	400	456,986
Nortek, Inc.	10.00%		12/1/2018	75	79,313
Owens Corning	6.50%		12/1/2016	12	13,164
Owens Corning	9.00%		6/15/2019	148	180,736
Total					3,080,409

Business Services 0.34%
Expedia, Inc.	7.456%		8/15/2018	1,396	1,633,771
Jaguar Holding Co. I PIK†	9.375%		10/15/2017	975	996,937
NES Rentals Holdings, Inc.†	7.875%		5/1/2018	550	574,750
Total					3,205,458

Cable Services 0.03%
Time Warner Cable, Inc.	8.75%		2/14/2019	200	251,078

Chemicals 1.05%
Albemarle Corp.	3.00%		12/1/2019	275	277,048
Ineos Finance plc (United Kingdom)†(a)	7.50%		5/1/2020	500	526,875
Ineos Finance plc (United Kingdom)†(a)	8.375%		2/15/2019	2,000	2,142,500
Methanex Corp. (Canada)(a)	6.00%		8/15/2015	1,000	1,035,881
Nufarm Australia Ltd. (Australia)†(a)	6.375%		10/15/2019	195	193,781
PetroLogistics LP/PetroLogistics Finance Corp.	6.25%		4/1/2020	1,728	1,887,840
Rockwood Specialties Group, Inc.	4.625%		10/15/2020	1,500	1,573,125

See Notes to Financial Statements.	121

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Chemicals (continued)
Taminco Global Chemical Corp. (Belgium)†(a)	9.75%	3/31/2020	$1,200	$1,321,500
Yara International ASA (Norway)†(a)	7.875%	6/11/2019	825	994,798
Total				9,953,348

Coal 0.42%
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.	8.50%	12/15/2019	1,475	1,531,787
CONSOL Energy, Inc.	8.25%	4/1/2020	1,000	1,056,250
Penn Virginia Corp.	7.25%	4/15/2019	1,555	1,415,050
Total				4,003,087

Communications & Media 0.27%
Digicel Ltd. (Jamaica)†(a)	8.25%	9/1/2017	2,450	2,514,312

Computer Hardware 0.12%
DynCorp International, Inc.	10.375%	7/1/2017	1,023	875,177
Seagate HDD Cayman	6.875%	5/1/2020	250	265,000
Total				1,140,177

Computer Software 0.66%
Aspect Software, Inc.	10.625%	5/15/2017	1,090	1,038,225
Brocade Communications Systems, Inc.	6.875%	1/15/2020	650	676,813
First Data Corp.	12.625%	1/15/2021	1,315	1,568,137
Sophia LP/Sophia Finance, Inc.†	9.75%	1/15/2019	323	348,840
SRA International, Inc.	11.00%	10/1/2019	833	895,475
SunGard Data Systems, Inc.	7.375%	11/15/2018	1,111	1,156,829
SunGard Data Systems, Inc.	7.625%	11/15/2020	500	535,000
Total				6,219,319

Consumer Products 0.21%
Avon Products, Inc.	2.375%	3/15/2016	875	875,000
Avon Products, Inc.	4.60%	3/15/2020	1,181	1,111,923
Total				1,986,923

Containers 0.36%
Coveris Holdings SA (Luxembourg)†(a)	7.875%	11/1/2019	200	208,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA	7.125%	4/15/2019	400	415,250
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA	8.50%	5/15/2018	1,950	2,018,250
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA	9.00%	4/15/2019	200	209,500

122	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Containers (continued)
Tekni-Plex, Inc.†	9.75%	6/1/2019	$524	$576,400
Total				3,427,900

Copper 0.01%
Southern Copper Corp.	6.375%	7/27/2015	100	103,450

Data Product, Equipment & Communications 0.04%
Fidelity National Information Services, Inc.	5.00%	3/15/2022	400	423,242

Diversified 0.24%
Alphabet Holding Co., Inc. PIK	7.75%	11/1/2017	2,420	2,202,200
Bombardier, Inc. (Canada)†(a)	7.75%	3/15/2020	70	77,350
Total				2,279,550

Drugs 0.92%
Capsugel SA PIK (Luxembourg)†(a)	7.00%	5/15/2019	2,079	2,108,886
Hospira, Inc.	6.05%	3/30/2017	730	796,861
Mylan, Inc.†	7.875%	7/15/2020	4,994	5,365,494
Valeant Pharmaceuticals International†	6.875%	12/1/2018	475	494,000
Total				8,765,241

Electric: Power 0.37%
Cleveland Electric Illuminating Co. (The)	8.875%	11/15/2018	150	187,507
Entergy Corp.	3.625%	9/15/2015	100	101,814
Entergy Corp.	4.70%	1/15/2017	1,891	2,013,733
Pennsylvania Electric Co.	6.05%	9/1/2017	100	111,644
Red Oak Power LLC	8.54%	11/30/2019	526	568,186
RJS Power Holdings LLC†	5.125%	7/15/2019	500	498,750
Total				3,481,634

Electronics 0.12%
Jabil Circuit, Inc.	7.75%	7/15/2016	500	547,500
Jabil Circuit, Inc.	8.25%	3/15/2018	525	609,000
Total				1,156,500

Electronics: Semi-Conductors/Components 0.30%
Freescale Semiconductor, Inc.	10.75%	8/1/2020	431	475,178
KLA-Tencor Corp.	2.375%	11/1/2017	1,248	1,261,966
KLA-Tencor Corp.	3.375%	11/1/2019	1,100	1,124,552
Total				2,861,696

See Notes to Financial Statements.	123

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Energy Equipment & Services 0.92%
Copano Energy LLC/Copano Energy Finance Corp.	7.125%	4/1/2021	$3,055	$3,340,957
Energy Transfer Partners LP	9.00%	4/15/2019	2,327	2,933,584
Energy Transfer Partners LP	9.70%	3/15/2019	1,773	2,264,543
Greenko Dutch BV (Netherlands)†(a)	8.00%	8/1/2019	200	189,000
Total				8,728,084

Engineering & Contracting Services 0.07%
New Enterprise Stone & Lime Co., Inc.	11.00%	9/1/2018	675	641,250

Entertainment 0.86%
CCO Holdings LLC/CCO Holdings Capital Corp.	7.00%	1/15/2019	2,366	2,469,512
Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp.†	8.875%	4/15/2017	1,775	1,813,828
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.†	9.50%	6/15/2019	871	934,148
Seminole Tribe of Florida, Inc.†	6.535%	10/1/2020	575	621,000
Seminole Tribe of Florida, Inc.†	7.804%	10/1/2020	400	434,000
Shingle Springs Tribal Gaming Authority†	9.75%	9/1/2021	700	792,750
Vail Resorts, Inc.	6.50%	5/1/2019	796	831,323
WMG Holdings Corp.	13.75%	10/1/2019	150	172,875
WMG Holdings Corp.†	13.75%	10/1/2019	100	115,250
Total				8,184,686

Financial Services 3.07%
Air Lease Corp.	4.50%	1/15/2016	1,400	1,438,500
Air Lease Corp.	5.625%	4/1/2017	6,353	6,845,357
Banco de Credito del Peru (Peru)†(a)	2.75%	1/9/2018	107	106,947
Bank of America Corp.	7.80%	9/15/2016	2,850	3,164,529
Countrywide Financial Corp.	6.25%	5/15/2016	2,400	2,569,430
Dun & Bradstreet Corp. (The)	2.875%	11/15/2015	1,650	1,676,212
Dun & Bradstreet Corp. (The)	3.25%	12/1/2017	754	784,001
Fidelity National Financial, Inc.	6.60%	5/15/2017	875	970,261
Graton Economic Development Authority†	9.625%	9/1/2019	900	999,000
Hyundai Capital Services, Inc. (South Korea)†(a)	6.00%	5/5/2015	200	204,354
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.	7.375%	10/1/2017	225	236,813
Legacy Reserves LP/Legacy Reserves Finance Corp.	8.00%	12/1/2020	325	308,750
Lloyds Bank plc (United Kingdom)(a)	9.875%	12/16/2021	275	317,625
Macquarie Group Ltd. (Australia)†(a)	6.00%	1/14/2020	1,723	1,963,977
Macquarie Group Ltd. (Australia)†(a)	7.625%	8/13/2019	116	140,586

124	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2014

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Financial Services (continued)
Milestone Aviation Group Ltd. (The) (Ireland)†(a)	8.625%		12/15/2017	$100	$111,188
MU Finance plc (United Kingdom)†(a)	8.375%		2/1/2017	1,627	1,679,592
Nationstar Mortgage LLC/Nationstar Capital Corp.	9.625%		5/1/2019	1,200	1,299,000
ROC Finance LLC/ROC Finance 1 Corp.†	12.125%		9/1/2018	816	858,840
SteelRiver Transmission Co. LLC†	4.71%		6/30/2017	588	615,251
TC Ziraat Bankasi AS (Turkey)†(a)	4.25%		7/3/2019	200	201,060
Utility Contract Funding LLC†	7.944%		10/1/2016	849	904,312
Western Union Co. (The)	2.875%		12/10/2017	1,000	1,025,592
Western Union Co. (The)	3.35%		5/22/2019	625	644,613
Total					29,065,790

Financial: Miscellaneous 0.27%
Ford Motor Credit Co. LLC	4.25%		2/3/2017	600	633,884
Kayne Anderson MLP Investment Co.	1.484%	#	8/19/2016	1,700	1,703,597
NASDAQ OMX Group, Inc. (The)	5.25%		1/16/2018	203	222,582
Total					2,560,063

Food 0.94%
Big Heart Pet Brands	7.625%		2/15/2019	1,739	1,707,481
Minerva Luxembourg SA (Luxembourg)†(a)	12.25%		2/10/2022	200	231,200
Southern States Cooperative, Inc.†	10.00%		8/15/2021	400	390,000
Tesco plc (United Kingdom)†(a)	5.50%		11/15/2017	2,250	2,424,980
US Foods, Inc.	8.50%		6/30/2019	3,291	3,499,979
Want Want China Finance Ltd. (China)†(a)	1.875%		5/14/2018	700	691,625
Total					8,945,265

Gaming 0.40%
CCM Merger, Inc.†	9.125%		5/1/2019	1,050	1,134,000
Mohegan Tribal Gaming Authority†	11.00%		9/15/2018	1,725	1,707,750
Pinnacle Entertainment, Inc.	7.50%		4/15/2021	257	273,062
Pinnacle Entertainment, Inc.	8.75%		5/15/2020	673	719,269
Total					3,834,081

Health Care 0.06%
VWR Funding, Inc.†	10.75%		6/30/2017	29	29,000
Zoetis, Inc.	1.15%		2/1/2016	500	500,701
Total					529,701

See Notes to Financial Statements.	125

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Health Care Products 0.88%
Biomet, Inc.	6.50%	10/1/2020	$2,248	$2,386,252
Biomet, Inc.	6.50%	8/1/2020	1,450	1,556,024
Forest Laboratories, Inc.†	4.375%	2/1/2019	3,204	3,411,632
Immucor, Inc.	11.125%	8/15/2019	876	959,220
Total				8,313,128

Health Care Services 1.61%
CHS/Community Health Systems, Inc.	8.00%	11/15/2019	321	344,272
DaVita HealthCare Partners, Inc.	6.625%	11/1/2020	1,750	1,838,594
Emdeon, Inc.	11.00%	12/31/2019	445	492,281
HCA Holdings, Inc.	7.75%	5/15/2021	244	262,300
IASIS Healthcare LLC/IASIS Capital Corp.	8.375%	5/15/2019	1,550	1,631,375
Omega Healthcare Investors, Inc.	6.75%	10/15/2022	4,834	5,160,295
Omega Healthcare Investors, Inc.	7.50%	2/15/2020	3,486	3,660,300
Senior Housing Properties Trust	3.25%	5/1/2019	544	551,491
Senior Housing Properties Trust	4.30%	1/15/2016	800	819,759
Senior Housing Properties Trust	6.75%	4/15/2020	450	516,004
Total				15,276,671

Hospital Management 0.02%
United Surgical Partners International, Inc.	9.00%	4/1/2020	200	216,000

Industrial Products 0.06%
PPL WW Holdings Ltd. (United Kingdom)†(a)	7.25%	12/15/2017	525	597,831

Insurance 0.57%
CNO Financial Group, Inc.†	6.375%	10/1/2020	600	642,000
Kemper Corp.	6.00%	11/30/2015	700	732,610
TIAA Asset Management Finance Co. LLC†	2.95%	11/1/2019	786	792,206
Willis Group Holdings plc (United Kingdom)(a)	4.125%	3/15/2016	1,375	1,424,112
Willis North America, Inc.	6.20%	3/28/2017	1,625	1,773,855
Total				5,364,783

Investment Management Companies 0.48%
Ares Capital Corp.	4.875%	11/30/2018	401	423,646
Grupo Aval Ltd.†	5.25%	2/1/2017	200	212,000
Lazard Group LLC	6.85%	6/15/2017	2,500	2,812,103
Leucadia National Corp.	8.125%	9/15/2015	1,000	1,056,000
Total				4,503,749

126	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Leasing 0.49%
Aviation Capital Group Corp.†	3.875%	9/27/2016	$500	$514,371
Aviation Capital Group Corp.†	4.625%	1/31/2018	2,000	2,082,976
Aviation Capital Group Corp.†	7.125%	10/15/2020	341	393,632
International Lease Finance Corp.†	7.125%	9/1/2018	1,425	1,620,937
Total				4,611,916

Leisure 0.13%
Central Garden & Pet Co.	8.25%	3/1/2018	750	746,250
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.	7.75%	8/15/2020	475	508,250
Total				1,254,500

Lodging 1.37%
Grupo Posadas SAB de CV (Mexico)†(a)	7.875%	11/30/2017	361	351,975
Host Hotels & Resorts LP	5.875%	6/15/2019	4,356	4,585,243
Host Hotels & Resorts LP	6.00%	11/1/2020	5,811	6,188,151
Hyatt Hotels Corp.†	6.875%	8/15/2019	50	57,973
Marina District Finance Co., Inc.	9.875%	8/15/2018	883	930,638
Studio City Finance Ltd. (Hong Kong)†(a)	8.50%	12/1/2020	791	850,325
Total				12,964,305

Machinery: Agricultural 0.49%
Imperial Tobacco Finance plc (United Kingdom)†(a)	2.05%	2/11/2018	200	200,096
Lorillard Tobacco Co.	6.875%	5/1/2020	2,837	3,374,961
Lorillard Tobacco Co.	8.125%	6/23/2019	860	1,055,741
Total				4,630,798

Machinery: Industrial/Specialty 0.01%
Cleaver-Brooks, Inc.†	8.75%	12/15/2019	75	81,375

Machinery: Oil Well Equipment & Services 0.05%
National Oilwell Varco, Inc.	6.125%	8/15/2015	500	500,387

Media 0.50%
Columbus International, Inc. (Barbados)†(a)	7.375%	3/30/2021	200	213,750
Gannett Co., Inc.	7.125%	9/1/2018	450	468,000
Harron Communications LP/Harron Finance Corp.†	9.125%	4/1/2020	400	442,000
LIN Television Corp.	8.375%	4/15/2018	90	93,769
NET Servicos de Comunicacao SA (Brazil)(a)	7.50%	1/27/2020	413	434,063
Ono Finance II plc (Ireland)†(a)	10.875%	7/15/2019	1,150	1,230,500
Sirius XM Radio, Inc.†	5.25%	8/15/2022	150	158,250

See Notes to Financial Statements.	127

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2014

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Media (continued)
Videotron Ltd. (Canada)(a)	9.125%		4/15/2018	$73	$75,737
WideOpenWest Finance LLC/WideOpenWest Capital Corp.	10.25%		7/15/2019	1,514	1,650,260
Total					4,766,329

Merchandising 0.09%
Kemet Corp.	10.50%		5/1/2018	827	855,945

Metal Fabricating 0.11%
Edgen Murray Corp.†	8.75%		11/1/2020	696	766,470
Glencore Canada Corp. (Canada)(a)	5.50%		6/15/2017	200	216,704
Glencore Canada Corp. (Canada)(a)	6.00%		10/15/2015	25	26,054
Total					1,009,228

Metals & Minerals: Miscellaneous 0.72%
Anglo American Capital plc (United Kingdom)†(a)	1.181%	#	4/15/2016	250	251,033
AngloGold Ashanti Holdings plc (Isle Of Man)(a)	8.50%		7/30/2020	200	215,750
Barrick Gold Corp. (Canada)(a)	2.90%		5/30/2016	50	50,941
Barrick Gold Corp. (Canada)(a)	6.95%		4/1/2019	241	277,487
Glencore Finance Canada Ltd. (Canada)†(a)	3.60%		1/15/2017	838	871,180
Glencore Finance Canada Ltd. (Canada)†(a)	2.70%		10/25/2017	300	305,557
IAMGOLD Corp. (Canada)†(a)	6.75%		10/1/2020	360	289,800
KGHM International Ltd. (Canada)†(a)	7.75%		6/15/2019	300	316,500
Kinross Gold Corp. (Canada)(a)	3.625%		9/1/2016	2,500	2,559,372
New Gold, Inc. (Canada)†(a)	7.00%		4/15/2020	1,638	1,652,333
Total					6,789,953

Natural Gas 0.19%
Bill Barrett Corp.	7.625%		10/1/2019	100	96,250
Kinder Morgan, Inc.	7.00%		6/15/2017	850	955,187
Kinder Morgan, Inc.	7.25%		6/1/2018	550	639,018
Southern Star Central Gas Pipeline, Inc.†	6.00%		6/1/2016	110	116,277
Total					1,806,732

Oil 2.58%
Afren plc (United Kingdom)†(a)	6.625%		12/9/2020	200	164,000
Afren plc (United Kingdom)†(a)	10.25%		4/8/2019	200	185,808
Afren plc (United Kingdom)†(a)	11.50%		2/1/2016	400	394,000
Athlon Holdings LP/Athlon Finance Corp.	7.375%		4/15/2021	147	168,866
BreitBurn Energy Partners LP/BreitBurn Finance Corp.	8.625%		10/15/2020	650	637,000

128	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2014

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Oil (continued)
Canadian Oil Sands Ltd. (Canada)†(a)	7.75%		5/15/2019	$786	$944,547
Chaparral Energy, Inc.	8.25%		9/1/2021	528	509,520
Chaparral Energy, Inc.	9.875%		10/1/2020	905	936,675
CNPC General Capital Ltd. (China)†(a)	1.45%		4/16/2016	400	400,990
CNPC General Capital Ltd. (China)†(a)	2.75%		4/19/2017	200	204,093
Continental Resources, Inc.	7.125%		4/1/2021	2,879	3,170,499
Continental Resources, Inc.	7.375%		10/1/2020	3,209	3,469,731
DCP Midstream LLC†	9.75%		3/15/2019	875	1,119,338
Energy XXI Gulf Coast, Inc.	7.75%		6/15/2019	1,050	845,250
Energy XXI Gulf Coast, Inc.	9.25%		12/15/2017	250	225,000
Harvest Operations Corp. (Canada)†(a)	2.125%		5/14/2018	200	200,523
Hilcorp Energy I LP/Hilcorp Finance Co.†	7.625%		4/15/2021	625	653,125
Hilcorp Energy I LP/Hilcorp Finance Co.†	8.00%		2/15/2020	1,250	1,306,250
KazMunaiGas National Co. JSC (Kazakhstan)†(a)	11.75%		1/23/2015	100	101,359
Kodiak Oil & Gas Corp.	8.125%		12/1/2019	1,300	1,404,000
LUKOIL International Finance BV (Netherlands)†(a)	3.416%		4/24/2018	200	182,500
MEG Energy Corp. (Canada)†(a)	6.50%		3/15/2021	500	462,500
Pacific Drilling SA (Luxembourg)(a)	8.25%		2/23/2015	850	856,375
Panhandle Eastern Pipe Line Co. LP	7.00%		6/15/2018	500	578,647
Petroleos de Venezuela SA (Venezuela)(a)	5.25%		4/12/2017	100	62,150
Petroleos de Venezuela SA (Venezuela)†(a)	8.50%		11/2/2017	830	583,075
Ras Laffan Liquefied Natural Gas Co., Ltd. III (Qatar)†(a)	5.832%		9/30/2016	379	399,379
Rosneft Finance SA (Luxembourg)†(a)	7.875%		3/13/2018	925	949,281
Rosneft Oil Co. via Rosneft International Finance Ltd. (Ireland)†(a)	3.149%		3/6/2017	1,100	1,030,810
Seven Generations Energy Ltd. (Canada)†(a)	8.25%		5/15/2020	425	442,000
Seventy Seven Operating LLC	6.625%		11/15/2019	646	581,400
Sinopec Group Overseas Development 2013 Ltd.†	2.50%		10/17/2018	500	505,365
Sinopec Group Overseas Development 2014 Ltd.†	1.009%	#	4/10/2017	700	701,379
Woodside Finance Ltd. (Australia)†(a)	8.75%		3/1/2019	100	125,443
Total					24,500,878

Oil: Crude Producers 1.61%
Access Midstream Partners LP/ACMP Finance Corp.	5.875%		4/15/2021	3,485	3,650,537
AK Transneft OJSC via TransCapitalInvest Ltd. (Ireland)†(a)	8.70%		8/7/2018	200	216,440
Cimarex Energy Co.	5.875%		5/1/2022	550	585,750

See Notes to Financial Statements.	129

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Oil: Crude Producers (continued)
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.	7.75%	4/1/2019	$670	$698,475
Enbridge Energy Partners LP	5.20%	3/15/2020	300	334,860
EnLink Midstream Partners LP/EnLink Midstream Finance Corp.	7.125%	6/1/2022	1,931	2,225,477
EPL Oil & Gas, Inc.	8.25%	2/15/2018	250	230,000
Forest Oil Corp.	7.25%	6/15/2019	775	773,063
Genesis Energy LP/Genesis Energy Finance Corp.	7.875%	12/15/2018	550	572,000
Kinder Morgan Finance Co. LLC	5.70%	1/5/2016	400	419,446
Kinder Morgan, Inc.	2.00%	12/1/2017	292	292,826
Kinder Morgan, Inc.	3.05%	12/1/2019	600	603,916
Midcontinent Express Pipeline LLC†	6.70%	9/15/2019	597	668,640
OGX Austria GmbH (Austria)†(a)(b)	8.50%	6/1/2018	225	2,813
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp.	8.375%	6/1/2020	433	471,970
Regency Energy Partners LP/Regency Energy Finance Corp.	6.875%	12/1/2018	1,150	1,190,969
Regency Energy Partners LP/Regency Energy Finance Corp.†	8.375%	6/1/2019	450	473,625
Sabine Pass LNG LP	6.50%	11/1/2020	356	371,130
Sunoco Logistics Partners Operations LP	6.125%	5/15/2016	100	104,975
Sunoco, Inc.	5.75%	1/15/2017	250	272,339
W&T Offshore, Inc.	8.50%	6/15/2019	1,258	1,100,750
Total				15,260,001

Oil: Integrated Domestic 2.00%
Basic Energy Services, Inc.	7.75%	2/15/2019	90	75,600
Buckeye Partners LP	4.875%	2/1/2021	250	268,357
Buckeye Partners LP	6.05%	1/15/2018	225	250,989
Carrizo Oil & Gas, Inc.	8.625%	10/15/2018	1,112	1,156,480
Colorado Interstate Gas Co. LLC	6.80%	11/15/2015	1,750	1,845,242
El Paso Pipeline Partners Operating Co. LLC	4.10%	11/15/2015	1,000	1,029,417
El Paso Pipeline Partners Operating Co. LLC	6.50%	4/1/2020	1,312	1,511,606
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc.	6.125%	6/15/2019	321	350,692
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc.	6.50%	11/15/2020	1,242	1,353,780
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc.	6.625%	5/1/2021	1,819	1,994,079

130	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2014

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Oil: Integrated Domestic (continued)
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc.	6.75%		2/1/2022	$544	$608,600
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc.	7.625%		4/1/2020	3,400	3,606,254
Kinder Morgan Energy Partners LP	6.85%		2/15/2020	700	821,766
Kinder Morgan Energy Partners LP	9.00%		2/1/2019	200	247,693
Newfield Exploration Co.	6.875%		2/1/2020	2,401	2,494,039
Rowan Cos., Inc.	7.875%		8/1/2019	825	989,279
Texas Gas Transmission LLC	4.60%		6/1/2015	305	311,103
Total					18,914,976

Oil: Integrated International 1.06%
Petrobras Global Finance BV (Netherlands)(a)	1.852%	#	5/20/2016	700	683,410
Petrobras Global Finance BV (Netherlands)(a)	2.371%	#	1/15/2019	200	190,520
Petrobras Global Finance BV (Netherlands)(a)	2.595%	#	3/17/2017	2,200	2,150,786
Petrobras International Finance Co. SA (Luxembourg)(a)	2.875%		2/6/2015	960	958,281
Petrobras International Finance Co. SA (Luxembourg)(a)	3.50%		2/6/2017	200	199,068
Petrobras International Finance Co. SA (Luxembourg)(a)	3.875%		1/27/2016	550	553,602
Petroleos Mexicanos (Mexico)(a)	2.251%	#	7/18/2018	800	827,000
Transocean, Inc.	6.50%		11/15/2020	1,150	1,139,358
Weatherford International Ltd.	9.625%		3/1/2019	2,675	3,346,190
Total					10,048,215

Paper & Forest Products 0.32%
Cascades, Inc. (Canada)(a)	7.875%		1/15/2020	1,120	1,173,200
Exopack Holding Corp.†	10.00%		6/1/2018	1,250	1,345,312
Mercer International, Inc. (Canada)†(a)	7.00%		12/1/2019	500	506,250
Total					3,024,762

Production Technology Equipment 0.03%
CNOOC Finance 2013 Ltd. (Hong Kong)(a)	1.75%		5/9/2018	300	297,578

Publishing 0.02%
21st Century Fox America, Inc.	7.60%		10/11/2015	175	185,267

Real Estate Investment Trusts 1.81%
American Tower Corp.	7.25%		5/15/2019	2,525	2,977,336
ARC Properties Operating Partnership LP/
Clark Acquisition LLC	2.00%		2/6/2017	675	647,913

See Notes to Financial Statements.	131

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Real Estate Investment Trusts (continued)
ARC Properties Operating Partnership LP/Clark Acquisition LLC	3.00%	2/6/2019	$3,165	$3,003,170
Corrections Corp. of America	4.125%	4/1/2020	84	83,160
DDR Corp.	5.50%	5/1/2015	250	254,813
DDR Corp.	7.50%	7/15/2018	481	566,987
DDR Corp.	9.625%	3/15/2016	130	144,075
Digital Realty Trust LP	4.50%	7/15/2015	1,030	1,044,395
Digital Realty Trust LP	5.875%	2/1/2020	2,360	2,664,428
Duke Realty LP	5.50%	3/1/2016	400	421,928
EPR Properties	7.75%	7/15/2020	1,100	1,336,475
Healthcare Realty Trust, Inc.	5.75%	1/15/2021	125	140,589
Healthcare Realty Trust, Inc.	6.50%	1/17/2017	302	333,622
Hospitality Properties Trust	6.30%	6/15/2016	500	525,309
Iron Mountain, Inc.	8.375%	8/15/2021	2,157	2,245,976
Kilroy Realty LP	4.80%	7/15/2018	494	535,994
Reckson Operating Partnership LP	6.00%	3/31/2016	250	265,068
Total				17,191,238

Restaurants 0.27%
Darden Restaurants, Inc.	6.45%	10/15/2017	2,349	2,605,109

Retail 1.07%
Academy Ltd./Academy Finance Corp.†	9.25%	8/1/2019	298	319,605
Burger King Corp.	9.875%	10/15/2018	25	26,312
Chinos Intermediate Holdings Class A, Inc. PIK†	7.75%	5/1/2019	2,016	1,910,160
DBP Holding Corp.†	7.75%	10/15/2020	425	384,625
Michaels FinCo Holdings LLC/Michaels FinCo, Inc. PIK†	7.50%	8/1/2018	470	481,750
Party City Holdings, Inc.	8.875%	8/1/2020	650	703,625
Petco Holdings, Inc. PIK†	8.50%	10/15/2017	1,048	1,061,100
QVC, Inc.†	7.375%	10/15/2020	4,475	4,726,719
Walgreens Boots Alliance, Inc.	2.70%	11/18/2019	500	506,252
Total				10,120,148

Savings & Loan 0.03%
Santander Holdings USA, Inc.	4.625%	4/19/2016	250	262,057

Security Services 0.03%
Smith & Wesson Holding Corp.†	5.875%	6/15/2017	300	307,500

132	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2014

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Specialty Retail 0.01%
Petco Animal Supplies, Inc.†	9.25%		12/1/2018	$100	$104,750

Steel 0.39%
Allegheny Technologies, Inc.	9.375%		6/1/2019	1,166	1,357,534
Glencore Funding LLC†	1.396%	#	5/27/2016	1,050	1,056,007
Glencore Funding LLC†	1.70%		5/27/2016	1,050	1,055,251
Vale Overseas Ltd. (Brazil)(a)	6.25%		1/11/2016	200	211,162
Total					3,679,954

Technology 0.38%
Alibaba Group Holding Ltd. (China)†(a)	1.625%		11/28/2017	1,000	1,002,418
Alibaba Group Holding Ltd. (China)†(a)	2.50%		11/28/2019	1,230	1,229,621
Baidu, Inc. (China)(a)	2.25%		11/28/2017	200	201,469
Baidu, Inc. (China)(a)	2.75%		6/9/2019	200	200,962
Baidu, Inc. (China)(a)	3.25%		8/6/2018	500	516,080
Fiserv, Inc.	6.80%		11/20/2017	425	485,699
Total					3,636,249

Telecommunications 0.86%
Block Communications, Inc.†	7.25%		2/1/2020	650	679,250
Cincinnati Bell, Inc.	8.75%		3/15/2018	1,455	1,508,107
Consolidated Communications, Inc.	10.875%		6/1/2020	1,400	1,594,250
Embarq Corp.	7.082%		6/1/2016	175	188,927
Intelsat Jackson Holdings SA (Luxembourg)(a)	7.25%		4/1/2019	328	344,400
Level 3 Communications, Inc.	8.875%		6/1/2019	500	537,500
Level 3 Communications, Inc.	11.875%		2/1/2019	325	350,594
Qwest Corp.	7.625%		6/15/2015	531	548,635
Sable International Finance Ltd.†	8.75%		2/1/2020	1,000	1,090,000
Turk Telekomunikasyon AS (Turkey)†(a)	3.75%		6/19/2019	650	660,969
UPCB Finance Ltd.†(c)	7.625%		1/15/2020	EUR 450	586,831
Windstream Corp.	8.125%		9/1/2018	$75	78,356
Total					8,167,819

Telephone-Long Distance 0.06%
America Movil SAB de CV (Mexico)(a)	1.235%	#	9/12/2016	600	604,383

Textile Products 0.16%
Polymer Group, Inc.	7.75%		2/1/2019	1,440	1,504,800

Tobacco 0.07%
Reynolds American, Inc.	7.75%		6/1/2018	525	617,517

See Notes to Financial Statements.	133

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Transportation: Miscellaneous 0.31%
Air Medical Group Holdings, Inc.	9.25%	11/1/2018	$822	$864,127
Asciano Finance Ltd. (Australia)†(a)	3.125%	9/23/2015	650	659,709
Kazakhstan Temir Zholy Finance BV (Netherlands)(a)	7.00%	5/11/2016	300	318,810
Marquette Transportation Co. LLC/Marquette
Transportation Finance Corp.	10.875%	1/15/2017	700	726,250
Transnet SOC Ltd. (South Africa)†(a)	4.50%	2/10/2016	400	413,265
Total				2,982,161

Truckers 0.06%
Con-way, Inc.	7.25%	1/15/2018	463	527,385

Utilities 0.20%
Origin Energy Finance Ltd. (Australia)†(a)	3.50%	10/9/2018	1,100	1,133,689
Public Service Co. of New Mexico	7.95%	5/15/2018	635	757,560
Total				1,891,249

Utilities: Electrical 0.05%
Israel Electric Corp. Ltd. (Israel)†(a)	6.70%	2/10/2017	400	434,800

Utilities: Miscellaneous 0.03%
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.	6.75%	11/1/2020	280	294,700

Wholesale 0.16%
Interline Brands, Inc. PIK	10.00%	11/15/2018	1,425	1,496,250
Total Corporate Bonds (cost $376,388,239)				375,028,712

FLOATING RATE LOANS(d) 4.41%

Aerospace/Defense 0.31%
Alliant Techsystems, Inc. Term Loan B	3.50%	11/1/2020	500	498,655
Delos Finance S.A.R.L. Term Loan (Luxembourg)(a)	3.50%	3/6/2021	2,083	2,083,437
DigitalGlobe, Inc. Term Loan	3.75%	1/31/2020	332	331,450
Total				2,913,542

Apparel 0.04%
PVH Corp. Tranche B Term Loan	3.25%	2/13/2020	355	356,421

Banks: Money Center 0.07%
Ocwen Loan Servicing Initial Term Loan	5.00%	2/15/2018	667	642,036

Chemicals 0.07%
Taminco Global Chemical Corp. Tranche B3 Initial
Dollar Term Loan	3.25%	2/15/2019	686	685,520

134	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Consumer Products 0.11%
Hanesbrands, Inc. Initial New EUR Term Loan(c)	3.50%	8/27/2021	EUR 799	$999,599

Containers 0.02%
Owens-Brockway Glass Container, Inc. Tranche B Term Loan	1.982%	5/19/2016	$212	211,347

Drugs 0.03%
Actavis, Inc. Term Loan A	1.654%	10/1/2016	310	309,730

Energy Equipment & Services 0.16%
Crestwood Holdings LLC Term Loan B1	7.00%	6/19/2019	507	505,928
Offshore Group Investment Ltd. 2nd Term Loan	5.75%	3/28/2019	714	587,725
Templar Energy LLC 2nd Lien New Term Loan	8.50%	11/25/2020	425	376,337
Total				1,469,990

Food 0.16%
Aramark Corp. Term Loan E	3.25%	9/7/2019	1,388	1,375,783
New HB Acquisition LLC Term Loan B	6.75%	4/9/2020	124	127,213
Total				1,502,996

Gaming 0.62%
Las Vegas Sands LLC Term Loan B	3.25%	12/19/2020	2,747	2,745,818
Seminole Tribe of Florida Initial Term Loan	3.00%	4/29/2020	3,166	3,163,971
Total				5,909,789

Health Care 0.77%
Amgen Inc. Term Loan	1.233%	9/18/2018	566	565,471
Ardent Medical Services, Inc. 2nd Lien Term Loan	11.00%	1/2/2019	107	108,616
Capsugel Holdings US, Inc. Initial Term Loan	3.50%	8/1/2018	187	185,614
Express Scripts Holding Co. Term Loan	1.906%	8/29/2016	500	498,595
Fresenius Medical Care AG & Co. KGaA Tranche A Term Loan	1.987%	10/30/2017	1,322	1,322,229
Fresenius US Finance I, Inc. Tranche B Term Loan (Germany)(a)	2.234%	8/7/2019	2,211	2,207,972
Mallinckrodt International Finance SA Incremental Term Loan B1 (Luxembourg)(a)	3.50%	3/19/2021	665	661,951
Mallinckrodt International Finance SA Initial Term Loan B (Luxembourg)(a)	3.25%	3/19/2021	1,077	1,069,341
PharMedium Healthcare Corp. 2nd Lien Initial Term Loan	7.75%	1/28/2022	247	245,765
Thermo Fisher Scientific, Inc. Committed Term Loan	1.624%	1/31/2017	435	435,546
Total				7,301,100

See Notes to Financial Statements.	135

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Health Care Products 0.06%
Biomet, Inc. Dollar Term Loan B2	3.655%	7/25/2017	$596	$595,500

Leisure 0.01%
ROC Finance LLC Funded Term Loan B	5.00%	6/20/2019	99	94,978

Media 0.48%
AMC Networks, Inc. Term Loan A	1.659%	12/16/2019	2,100	2,089,500
Charter Communications Operating LLC Term Loan E	3.00%	7/1/2020	1,433	1,415,834
CSC Holdings LLC Term Loan B	2.657%	4/17/2020	1,084	1,070,980
Total				4,576,314

Metals & Minerals: Miscellaneous 0.01%
American Rock Salt Co. LLC 2nd Lien Delayed
Draw Term Loan	8.00%	5/20/2022	100	101,250

Services 0.38%
Advantage Sales & Marketing, Inc. 2nd Lien Term Loan	7.50%	7/25/2022	350	348,579
Asurion LLC 2nd Lien Term Loan	8.50%	3/3/2021	115	116,186
Hertz Corp. (The) Letter of Credit Term Loan	1.00%	3/11/2018	913	903,870
Kasima LLC Term Loan	3.25%	5/17/2021	2,130	2,113,131
Neff Rental LLC 2nd Lien Closing Date Term Loan	7.25%	6/9/2021	125	125,894
Total				3,607,660

Technology 0.40%
Avago Technologies Cayman Ltd. Term Loan	3.75%	5/6/2021	3,242	3,246,738
Sensata Technologies B.V. Third Amendment Term Loan (Netherlands)(a)	3.50%	10/14/2021	500	500,937
Total				3,747,675

Telecommunications 0.45%
Activision Blizzard, Inc. Term Loan	3.25%	10/12/2020	4,036	4,047,124
American Tower Corp. Term Loan A	1.41%	1/3/2019	250	249,492
Total				4,296,616

Utilities 0.22%
Moxie Liberty LLC Advance Construction Term Loan B1	7.50%	8/21/2020	691	697,910
Panda Sherman Power LLC Advance Construction Term Loan	9.00%	9/14/2018	100	101,527
Panda Temple Power II LLC Advance Construction Term Loan	7.25%	4/3/2019	350	354,813

136	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Utilities (continued)
Texas Competitive Electric Holdings Co. LLC
DIP 2014 Delayed Draw Term Loan	3.75%	5/5/2016	$583	$587,556
Windsor Financing LLC Facility B Term Loan	6.25%	12/5/2017	366	369,976
Total				2,111,782

Utilities: Miscellaneous 0.04%
Moxie Patriot LLC Advanced Construction Term Loan B1	6.75%	12/19/2020	400	404,000
Total Floating Rate Loans (cost $42,122,769)				41,837,845

FOREIGN BONDS(c) 0.19%

Canada 0.02%
Vermilion Energy, Inc.	6.50%	2/10/2016	CAD 200	176,388

France 0.01%
Europcar Groupe SA†	9.375%	4/15/2018	EUR 100	130,562

Italy 0.02%
Zobele Holding SpA†	7.875%	2/1/2018	EUR 150	192,309

Luxembourg 0.10%
Matterhorn Mobile SA†	6.75%	5/15/2019	CHF 300	327,657
Sunrise Communications International SA†	7.00%	12/31/2017	EUR 500	649,703
Total				977,360

United Kingdom 0.04%
Old Mutual plc	7.125%	10/19/2016	GBP 56	95,389
R&R Ice Cream plc PIK†	9.25%	5/15/2018	EUR 200	252,739
Total				348,128
Total Foreign Bonds (cost $1,986,912)				1,824,747

FOREIGN GOVERNMENT OBLIGATIONS(a) 0.24%

Argentina 0.03%
City of Buenos Aires†	9.95%	3/1/2017	$200	209,000
Provincia de Neuquen†	7.875%	4/26/2021	119	117,315
Total				326,315

Brazil 0.10%
Federal Republic of Brazil	8.00%	1/15/2018	856	947,528

Dominican Republic 0.01%
Dominican Republic†	9.04%	1/23/2018	92	99,844

See Notes to Financial Statements.	137

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2014

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Gabon 0.00%
Republic of Gabon†	6.375%		12/12/2024	$1	$933

Indonesia 0.02%
Perusahaan Penerbit SBSN†	4.00%		11/21/2018	200	209,000

Mexico 0.01%
United Mexican States	6.625%		3/3/2015	50	50,806

Mongolia 0.02%
Republic of Mongolia†	4.125%		1/5/2018	200	190,000

Peru 0.01%
Republic of Peru	8.375%		5/3/2016	100	110,750

Poland 0.02%
Republic of Poland	5.00%		10/19/2015	175	182,437

South Africa 0.02%
ZAR Sovereign Capital Fund†	3.903%		6/24/2020	200	203,290
Total Foreign Government Obligations (cost $2,310,583)					2,320,903

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 3.45%
Federal Home Loan Mortgage Corp. 2011-K701 B†	4.436%	#	7/25/2048	3,000	3,161,688
Federal Home Loan Mortgage Corp. 2011-K704 B†	4.687%	#	10/25/2030	2,800	2,985,709
Federal Home Loan Mortgage Corp. 2012-K705 C†	4.304%	#	9/25/2044	135	138,364
Federal Home Loan Mortgage Corp. 2012-K706 B†	4.163%	#	11/25/2044	300	314,699
Federal Home Loan Mortgage Corp. 2012-K707 B†	4.019%	#	1/25/2047	100	104,339
Federal Home Loan Mortgage Corp. 2012-K708 C†	3.891%	#	2/25/2045	500	504,059
Federal Home Loan Mortgage Corp. 2012-K709 B†	3.872%	#	4/25/2045	900	933,093
Federal Home Loan Mortgage Corp. 2012-K710 B†	3.949%	#	6/25/2047	200	207,888
Federal Home Loan Mortgage Corp. 2012-K711 B†	3.684%	#	8/25/2045	1,446	1,485,167
Federal Home Loan Mortgage Corp. 2013-K712 B†	3.484%	#	5/25/2045	300	304,564
Federal Home Loan Mortgage Corp. 2013-K713 B†	3.274%	#	4/25/2046	800	802,191
Federal Home Loan Mortgage Corp. K706 A1	1.691%		6/25/2018	166	168,649
Federal National Mortgage Assoc. 2011-M8 A1	1.977%		8/25/2021	274	277,388
Federal National Mortgage Assoc. 2012-M2 A1	1.824%		2/25/2022	267	267,570
Federal National Mortgage Assoc. 2013-M5 ASQ2	0.595%		8/25/2015	3,244	3,245,409
Government National Mortgage Assoc. 2013-162 A	2.75%		9/16/2046	147	147,547
Government National Mortgage Assoc. 2013-171 IO(e)	1.141%	#	6/16/2054	9,842	876,155
Government National Mortgage Assoc. 2013-193 IO(e)	1.124%	#	1/16/2055	3,847	335,027

138	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2014

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Government National Mortgage Assoc. 2014-109 A	2.325%		1/16/2046	$2,579	$2,609,481
Government National Mortgage Assoc. 2014-112 A	3.00%		1/16/2048	497	515,941
Government National Mortgage Assoc. 2014-135 AS	2.30%		2/16/2047	748	752,422
Government National Mortgage Assoc. 2014-15 IO(e)	1.06%	#	8/16/2054	9,894	788,784
Government National Mortgage Assoc. 2014-64 A	2.20%		2/16/2045	5,733	5,787,948
Government National Mortgage Assoc. 2014-64 IO(e)	1.309%	#	12/16/2054	59,431	5,528,198
Government National Mortgage Assoc. 2014-70 A	2.50%		3/16/2049	50	50,446
Government National Mortgage Assoc. 2014-78 A	2.20%		4/16/2047	418	422,309
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $32,591,264)					32,715,035

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 4.43%
Federal Home Loan Mortgage Corp.	2.153%	#	4/1/2038	363	383,809
Federal Home Loan Mortgage Corp.	2.205%	#	6/1/2038	210	223,982
Federal Home Loan Mortgage Corp.	2.271%	#	2/1/2038	617	660,838
Federal Home Loan Mortgage Corp.	2.274%	#	12/1/2037	500	534,896
Federal Home Loan Mortgage Corp.	2.275%	#	12/1/2035	346	369,657
Federal Home Loan Mortgage Corp.	2.292%	#	4/1/2037	947	1,009,623
Federal Home Loan Mortgage Corp.	2.324%	#	4/1/2037	187	199,915
Federal Home Loan Mortgage Corp.	2.343%	#	7/1/2034	473	504,055
Federal Home Loan Mortgage Corp.	2.346%	#	12/1/2036	497	531,957
Federal Home Loan Mortgage Corp.	2.354%	#	10/1/2038	137	146,900
Federal Home Loan Mortgage Corp.	2.359%	#	6/1/2038	149	160,083
Federal Home Loan Mortgage Corp.	2.374%	#	10/1/2039	231	246,094
Federal Home Loan Mortgage Corp.	2.382%	#	2/1/2035	898	958,427
Federal Home Loan Mortgage Corp.	2.396%	#	5/1/2036	176	188,121
Federal Home Loan Mortgage Corp.	2.466%	#	9/1/2035	437	469,021
Federal Home Loan Mortgage Corp.	2.512%	#	9/1/2036	453	487,304
Federal Home Loan Mortgage Corp.	2.535%	#	12/1/2039	903	969,189
Federal Home Loan Mortgage Corp.	2.626%	#	2/1/2037	366	395,233
Federal Home Loan Mortgage Corp.	2.631%	#	12/1/2035	781	839,237
Federal Home Loan Mortgage Corp.	3.117%	#	10/1/2043	3,645	3,800,684
Federal Home Loan Mortgage Corp.	3.17%	#	11/1/2043	4,005	4,192,456
Federal National Mortgage Assoc.	1.907%	#	6/1/2038	787	839,510
Federal National Mortgage Assoc.	2.025%	#	10/1/2035	763	811,734

See Notes to Financial Statements.	139

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2014

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (continued)
Federal National Mortgage Assoc.	2.026%	#	12/1/2035	$658	$693,876
Federal National Mortgage Assoc.	2.066%	#	2/1/2036	340	361,347
Federal National Mortgage Assoc.	2.106%	#	3/1/2039	340	360,986
Federal National Mortgage Assoc.(f)	2.128%	#	11/1/2036	2,544	2,724,444
Federal National Mortgage Assoc.	2.132%	#	1/1/2036	1,357	1,442,851
Federal National Mortgage Assoc.	2.166%	#	8/1/2037	38	40,353
Federal National Mortgage Assoc.	2.19%	#	4/1/2038	1,741	1,859,664
Federal National Mortgage Assoc.	2.21%	#	3/1/2038	692	739,178
Federal National Mortgage Assoc.	2.212%	#	4/1/2038	1,052	1,127,769
Federal National Mortgage Assoc.	2.214%	#	9/1/2038	365	389,986
Federal National Mortgage Assoc.	2.229%	#	1/1/2038	547	587,606
Federal National Mortgage Assoc.	2.234%	#	11/1/2038	1,329	1,424,567
Federal National Mortgage Assoc.	2.237%	#	8/1/2038	178	190,057
Federal National Mortgage Assoc.	2.332%	#	1/1/2038	474	509,031
Federal National Mortgage Assoc.	2.35%	#	6/1/2038	126	134,899
Federal National Mortgage Assoc.	2.361%	#	3/1/2038	183	197,419
Federal National Mortgage Assoc.	2.472%	#	12/1/2038	201	215,560
Federal National Mortgage Assoc.	2.58%		11/1/2018	500	517,606
Federal National Mortgage Assoc.	2.895%	#	6/1/2042	4,418	4,601,540
Federal National Mortgage Assoc.	2.942%	#	5/1/2042	4,773	4,963,083
Total Government Sponsored Enterprises Pass-Throughs (cost $41,710,141)					42,004,547

MUNICIPAL BONDS 0.07%

Miscellaneous 0.01%
New Jersey Econ Dev Auth (AGM)	Zero Coupon		2/15/2019	100	89,088

Nursing Home 0.05%
New Jersey Econ Dev Auth	2.421%		6/15/2018	500	503,735

Power 0.01%
Guam Pwr Auth	7.50%		10/1/2015	35	35,323
Total Municipal Bonds (cost $628,277)					628,146

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 25.71%
Americold LLC Trust 2010-ARTA A1†	3.847%		1/14/2029	287	302,093
BAMLL Commercial Mortgage Securities Trust 2014-IP A†	2.808%	#	6/15/2028	6,387	6,576,793
BAMLL Commercial Mortgage Securities Trust 2014-IP B†	2.808%	#	6/15/2028	350	357,653

140	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2014

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
BAMLL Commercial Mortgage Securities Trust 2014-IP C†	2.808%	#	6/15/2028	$620	$631,140
Banc of America Commercial Mortgage Trust 2006-6 AM	5.39%		10/10/2045	2,000	2,140,508
Banc of America Commercial Mortgage Trust 2007-2 AM	5.791%	#	4/10/2049	2,500	2,720,031
Banc of America Commercial Mortgage Trust 2007-3 AM	5.785%	#	6/10/2049	500	545,752
Banc of America Commercial Mortgage Trust 2007-3 AMF	5.317%		6/10/2049	700	753,352
Banc of America Large Loan, Inc. 2006-277A PAD†	5.369%	#	10/10/2045	208	215,485
Banc of America Large Loan, Inc. 2006-277A PAE†	5.419%	#	10/10/2045	233	241,479
Banc of America Re-REMIC Trust 2009-UB1 A4B†	5.676%	#	6/24/2050	1,000	1,075,400
Banc of America Re-REMIC Trust 2010-RC30 A5B†	5.334%		12/16/2043	379	405,671
Banc of America Re-REMIC Trust 2010-UB3 A4B3†	6.136%	#	2/15/2051	230	251,825
Barclays Commercial Mortgage Securities Trust 2013-TYSN E†	3.708%		9/5/2032	450	436,295
Bear Stearns Commercial Mortgage Securities Trust 2004-PWR5 F†	5.483%		7/11/2042	1,145	1,219,045
Bear Stearns Commercial Mortgage Securities Trust 2004-PWR6 E†	5.406%		11/11/2041	595	658,924
Bear Stearns Commercial Mortgage Securities Trust 2004-PWR6 F†	5.736%	#	11/11/2041	595	659,047
Bear Stearns Commercial Mortgage Securities Trust 2007-PW16 AM	5.898%	#	6/11/2040	2,000	2,188,134
Bear Stearns Commercial Mortgage Securities Trust 2007-PW17 AM	5.915%	#	6/11/2050	2,000	2,205,085
Bear Stearns Deutsche Bank Trust 2005-AFR1 A2†	5.008%		9/15/2027	175	190,075
BWAY Mortgage Trust 2013-1515 XB†	0.534%	#	3/10/2033	47,800	1,800,506
CFCRE Commercial Mortgage Trust 2011-C1 A2†	3.759%		4/15/2044	2,661	2,738,880
CG-CCRE Commercial Mortgage Trust 2014-FL1 A†	1.105%	#	6/15/2031	250	249,809
CG-CCRE Commercial Mortgage Trust 2014-FL1 XCP†	1.515%	#	6/15/2031	4,500	68,832
Citigroup Commercial Mortgage Trust 2007-C6 AM	5.899%	#	12/10/2049	4,000	4,319,754
Citigroup Commercial Mortgage Trust 2010-RR2 CA3B†	5.311%		12/19/2039	160	171,228
Citigroup Commercial Mortgage Trust 2013-GC11 A2	1.987%		4/10/2046	750	759,375
Citigroup Commercial Mortgage Trust 2013-SMP C†	2.738%		1/12/2030	250	254,555

See Notes to Financial Statements.	141

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2014

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust 2013-SMP D†	3.008%	#	1/12/2030	$500	$505,756
Citigroup Commercial Mortgage Trust 2014-388G B†	1.205%	#	6/15/2033	452	453,157
Citigroup Commercial Mortgage Trust 2014-388G C†	1.555%	#	6/15/2033	250	250,667
Citigroup Commercial Mortgage Trust 2014-388G XCP†	0.643%	#	6/15/2033	20,000	178,800
Citigroup Commercial Mortgage Trust 2014-GC23 XB	0.32%	#	7/10/2047	3,452	72,768
Citigroup Commercial Mortgage Trust 2014-GC25 A2	3.259%		10/10/2047	247	259,443
Citigroup Mortgage Loan Trust 2013-2 2A1†	0.266%	#	10/25/2036	642	620,769
Citigroup Mortgage Loan Trust 2013-2 5A1†	0.296%	#	7/25/2036	632	597,804
Citigroup Mortgage Loan Trust 2013-3 1A1†	0.773%	#	7/25/2036	751	720,672
COBALT CMBS Commercial Mortgage Trust 2007-C2 AM†	5.461%		4/15/2047	220	237,399
COBALT CMBS Commercial Mortgage Trust 2007-C2 AMFX	5.526%		4/15/2047	2,000	2,163,256
Commercial Mortgage Pass-Through Certificates 2001-J2A F†	7.38%	#	7/16/2034	100	110,590
Commercial Mortgage Pass-Through Certificates 2001-J2A G†	7.38%	#	7/16/2034	950	1,041,564
Commercial Mortgage Pass-Through Certificates 2004-LB2A E	5.357%		3/10/2039	1,100	1,243,587
Commercial Mortgage Pass-Through Certificates 2004-LB2A G†	5.54%		3/10/2039	750	853,217
Commercial Mortgage Pass-Through Certificates 2010-C1 A1†	3.156%		7/10/2046	1,641	1,661,880
Commercial Mortgage Pass-Through Certificates 2010-C1 C†	5.945%	#	7/10/2046	100	115,278
Commercial Mortgage Pass-Through Certificates 2011-FL1 C†	3.248%	#	7/17/2028	97	96,851
Commercial Mortgage Pass-Through Certificates 2012-9W57 X†	1.399%	#	2/10/2029	12,000	335,640
Commercial Mortgage Pass-Through Certificates 2012-CR1 A1	1.116%		5/15/2045	157	156,936
Commercial Mortgage Pass-Through Certificates 2012-CR2 A2	2.025%		8/15/2045	2,010	2,035,533
Commercial Mortgage Pass-Through Certificates 2012-CR3 A2	1.765%		10/15/2045	970	979,906

142	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2014

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Pass-Through Certificates 2012-CR4 XA	2.135%	#	10/15/2045	$5,850	$623,089
Commercial Mortgage Pass-Through Certificates 2012-LTRT A1†	2.15%		10/5/2030	828	821,469
Commercial Mortgage Pass-Through Certificates 2012-MVP A†	2.094%	#	11/17/2026	144	144,354
Commercial Mortgage Pass-Through Certificates 2012-MVP B†	1.755%	#	11/17/2026	1,519	1,521,718
Commercial Mortgage Pass-Through Certificates 2012-MVP C†	2.305%	#	11/17/2026	405	405,889
Commercial Mortgage Pass-Through Certificates 2012-MVP D†	3.155%	#	11/17/2026	1,300	1,307,983
Commercial Mortgage Pass-Through Certificates 2013-CR7 A2	2.022%		3/10/2046	500	507,257
Commercial Mortgage Pass-Through Certificates 2013-CR7 XA	1.689%	#	3/10/2046	11,531	953,041
Commercial Mortgage Pass-Through Certificates 2013-CR8 XA	0.858%	#	6/10/2046	19,690	741,763
Commercial Mortgage Pass-Through Certificates 2013-SFS A1†	1.873%		4/12/2035	86	84,842
Commercial Mortgage Pass-Through Certificates 2014-CR19 XA	1.478%	#	8/10/2047	3,651	297,557
Commercial Mortgage Pass-Through Certificates 2014-FL4 C†	2.103%	#	7/13/2031	1,500	1,506,248
Commercial Mortgage Pass-Through Certificates 2014-FL4 XCP†	0.471%	#	9/13/2015	5,480	6,696
Commercial Mortgage Pass-Through Certificates 2014-KYO A†	1.057%	#	6/11/2027	1,115	1,115,494
Commercial Mortgage Pass-Through Certificates 2014-KYO B†	1.457%	#	6/11/2027	1,000	999,836
Commercial Mortgage Pass-Through Certificates 2014-KYO C†	1.807%	#	6/11/2027	600	600,147
Commercial Mortgage Pass-Through Certificates 2014-SAVA A†	1.305%	#	6/15/2034	652	652,580
Commercial Mortgage Pass-Through Certificates 2014-SAVA B†	1.905%	#	6/15/2034	521	519,769
Commercial Mortgage Pass-Through Certificates 2014-SAVA C†	2.555%	#	6/15/2034	621	621,414
Commercial Mortgage Pass-Through Certificates 2014-SAVA XCP†	3.386%	#	6/15/2034	11,400	598,529
Commercial Mortgage Trust 2006-GG7 AM	6.014%	#	7/10/2038	2,500	2,652,445

See Notes to Financial Statements.	143

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2014

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse Commercial Mortgage Trust 2006-C4 AM	5.509%		9/15/2039	$2,000	$2,132,102
Credit Suisse Commercial Mortgage Trust 2008-C1 AM†	6.169%	#	2/15/2041	1,035	1,139,960
Credit Suisse First Boston Mortgage Securities Corp. 2004-C2 E	5.736%	#	5/15/2036	500	548,598
Credit Suisse First Boston Mortgage Securities Corp. 2006-OMA A†	5.384%		5/15/2023	100	109,024
Credit Suisse First Boston Mortgage Securities Corp. 2007-TFLA J†	0.805%	#	2/15/2022	300	288,375
Credit Suisse Mortgage Capital Certificates 2010-RR2 2B†	6.097%	#	9/15/2039	225	246,313
Credit Suisse Mortgage Capital Certificates 2014-ICE X1CP†	1.686%		4/15/2027	3,250	75,850
Credit Suisse Mortgage Capital Certificates 2014-USA X1†	0.697%	#	9/15/2037	40,000	2,165,136
DBRR Trust 2013-EZ2 A†	0.853%		2/25/2045	212	211,936
DBUBS Mortgage Trust 2011-LC1A A1†	3.742%		11/10/2046	3,949	4,060,928
DBUBS Mortgage Trust 2011-LC1A A2†	4.528%		11/10/2046	100	108,805
DBUBS Mortgage Trust 2011-LC1A A3†	5.002%		11/10/2046	1,000	1,138,795
DBUBS Mortgage Trust 2011-LC2A A1†	3.527%		7/10/2044	570	598,999
DBUBS Mortgage Trust 2011-LC3A A3	4.638%		8/10/2044	500	546,271
Del Coronado Trust 2013 HDC A†	0.955%	#	3/15/2026	400	399,716
Del Coronado Trust 2013 HDC B†	1.455%	#	3/15/2026	1,000	999,944
Del Coronado Trust 2013 HDC C†	1.755%	#	3/15/2026	500	499,766
Del Coronado Trust 2013 HDC E†	2.805%	#	3/15/2026	500	498,414
EQTY Mortgage Trust 2014-INNS C†	1.756%	#	5/8/2031	100	99,256
EQTY Mortgage Trust 2014-INNS XCP†	1.854%	#	5/8/2031	8,514	67,761
Extended Stay America Trust 2013-ESFL DFL†	3.296%	#	12/5/2031	130	130,022
Extended Stay America Trust 2013-ESH5 B5†	2.278%		12/5/2031	1,700	1,695,185
Extended Stay America Trust 2013-ESH7 B7†	3.604%		12/5/2031	1,100	1,134,493
Extended Stay America Trust 2013-ESH7 C7†	3.902%		12/5/2031	1,762	1,801,649
Extended Stay America Trust 2013-ESH7 D7†	5.521%	#	12/5/2031	900	945,397
Fosse Master Issuer plc 2012-1A 2B1 (United Kingdom)†(a)	2.181%	#	10/18/2054	250	253,030
Granite Master Issuer plc 2005-1 A4 (United Kingdom)(a)	0.355%	#	12/20/2054	375	371,918
Granite Master Issuer plc 2005-2 A6 (United Kingdom)(a)	0.415%	#	12/20/2054	427	424,226

144	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2014

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Granite Master Issuer plc 2006-3 A7 (United Kingdom)(a)	0.355%	#	12/20/2054	$620	$615,076
Granite Master Issuer plc 2007-1 3A1 (United Kingdom)(a)	0.355%	#	12/20/2054	372	369,737
GS Mortgage Securities Corp. II 2012-GCJ9 A2	1.762%		11/10/2045	626	631,645
GS Mortgage Securities Corp. II 2012-GCJ9 XA	2.525%	#	11/10/2045	1,948	234,971
GS Mortgage Securities Corp. II 2013-KING A†	2.706%		12/10/2027	1,315	1,343,055
GS Mortgage Securities Corp. II 2013-KING B†	3.241%		12/10/2027	1,500	1,533,902
GS Mortgage Securities Corp. II 2013-KING C†	3.55%	#	12/10/2027	1,950	1,982,428
GS Mortgage Securities Corp. Trust 2012-SHOP C†	3.633%		6/5/2031	1,900	1,970,416
GS Mortgage Securities Corp. Trust 2012-SHOP D†	4.182%		6/5/2031	1,400	1,469,733
GS Mortgage Securities Trust 2006-GG8 AM	5.591%		11/10/2039	505	540,421
GS Mortgage Securities Trust 2009-RR1 MLB†	5.147%		12/14/2049	500	534,748
GS Mortgage Securities Trust 2010-C1 D†	6.165%	#	8/10/2043	100	110,710
GS Mortgage Securities Trust 2010-C2 A1†	3.849%		12/10/2043	895	927,572
GS Mortgage Securities Trust 2011-GC3 A4†	4.753%		3/10/2044	1,541	1,721,782
GS Mortgage Securities Trust 2012-GC6 XA†	2.318%	#	1/10/2045	53,623	5,819,448
GS Mortgage Securities Trust 2012-GCJ7 A2	2.318%		5/10/2045	2,540	2,591,363
GS Mortgage Securities Trust 2013-GC12 XA	1.916%	#	6/10/2046	25,397	2,412,099
H/2 Asset Funding 2014-1 Ltd.	2.101%		3/19/2037	1,000	1,002,105
HILT Mortgage Trust 2014-ORL B†	1.355%	#	7/15/2029	100	100,019
HILT Mortgage Trust 2014-ORL C†	1.755%	#	7/15/2029	500	500,175
HILT Mortgage Trust 2014-ORL XCP†	1.104%	#	7/15/2029	1,000	12,525
Irvine Core Office Trust 2013-IRV A1†	2.068%		5/15/2048	2,042	2,031,593
JPMorgan Chase Commercial Mortgage Securities Trust 2007-CB18 AM	5.466%		6/12/2047	1,000	1,074,802
JPMorgan Chase Commercial Mortgage Securities Trust 2007-CB18 AMFX	5.40%		6/12/2047	265	284,516
JPMorgan Chase Commercial Mortgage Securities Trust 2007-CB19 AM	5.891%	#	2/12/2049	385	411,648
JPMorgan Chase Commercial Mortgage Securities Trust 2009-IWST C†	7.694%	#	12/5/2027	1,000	1,227,159
JPMorgan Chase Commercial Mortgage Securities Trust 2010-C2 A2†	3.616%		11/15/2043	3,000	3,165,793
JPMorgan Chase Commercial Mortgage Securities Trust 2012-C8 A2	1.797%		10/15/2045	300	303,230
JPMorgan Chase Commercial Mortgage Securities Trust 2012-LC9 A2	1.677%		12/15/2047	1,315	1,323,632
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C10 XA	1.456%	#	12/15/2047	13,806	988,910

See Notes to Financial Statements.	145

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2014

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C12 XA	1.019%	#	7/15/2045	$7,351	$305,494
JPMorgan Chase Commercial Mortgage Securities Trust 2013-FL3 B†	1.405%	#	4/15/2028	2,179	2,179,887
JPMorgan Chase Commercial Mortgage Securities Trust 2013-FL3 C†	1.955%	#	4/15/2028	1,380	1,378,208
JPMorgan Chase Commercial Mortgage Securities Trust 2013-FL3 D†	2.505%	#	4/15/2028	1,300	1,299,899
JPMorgan Chase Commercial Mortgage Securities Trust 2013-JWRZ A†	0.935%	#	4/15/2030	1,400	1,398,697
JPMorgan Chase Commercial Mortgage Securities Trust 2013-JWRZ B†	1.305%	#	4/15/2030	900	899,003
JPMorgan Chase Commercial Mortgage Securities Trust 2013-JWRZ C†	1.655%	#	4/15/2030	1,650	1,647,559
JPMorgan Chase Commercial Mortgage Securities Trust 2013-LC11 XA	1.714%	#	4/15/2046	1,980	176,134
JPMorgan Chase Commercial Mortgage Securities Trust 2014-BXH A†	1.055%	#	4/15/2027	115	115,035
JPMorgan Chase Commercial Mortgage Securities Trust 2014-BXH B†	1.405%	#	4/15/2027	250	249,893
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 A2	3.046%		4/15/2047	1,430	1,492,976
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 XA	1.445%	#	4/15/2047	3,566	214,527
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 XB	0.44%	#	4/15/2047	1,000	27,609
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C24 XA	1.241%	#	11/15/2047	3,220	226,500
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY A†	3.429%		6/10/2027	2,703	2,803,934
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY B†	3.771%		6/10/2027	535	553,771
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY C†	3.931%	#	6/10/2027	373	379,773
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY XA†	0.503%	#	6/10/2027	2,906	51,203
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY XB†	0.16%	#	6/10/2027	1,292	4,585
JPMorgan Chase Commercial Mortgage Securities Trust 2014-FL4 D†	3.255%	#	12/15/2030	500	496,499

146	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2014

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust 2014-INN A†	1.075%	#	6/15/2029	$865	$864,677
JPMorgan Chase Commercial Mortgage Securities Trust 2014-INN C†	1.855%	#	6/15/2029	200	199,448
JPMorgan Chase Commercial Mortgage Securities Trust 2014-INN XCP†	0.09%	#	12/15/2015	25,000	23,160
JPMorgan Chase Commercial Mortgage-Backed Securities Trust 2009-RR1 A4B†	5.709%	#	3/18/2051	1,395	1,505,624
JPMorgan Chase Commercial Mortgage-Backed Securities Trust 2010-RR1 JPB†	5.975%	#	6/18/2049	372	399,997
Ladder Capital Commercial Mortgage Securities LLC 2014-PKMD A†(g)	2.857%		11/14/2027	4,762	4,942,421
Ladder Capital Commercial Mortgage Securities LLC 2014-PKMD B†(g)	2.857%		11/14/2027	410	424,424
Ladder Capital Commercial Mortgage Securities
LLC 2014-PKMD MRC†(g)	2.857%		11/14/2027	329	337,816
LB-UBS Commercial Mortgage Trust 2006-C4 AM	6.049%	#	6/15/2038	3,000	3,204,031
LB-UBS Commercial Mortgage Trust 2006-C6 AM	5.413%		9/15/2039	500	534,541
LB-UBS Commercial Mortgage Trust 2006-C7 AM	5.378%		11/15/2038	6,000	6,406,902
LB-UBS Commercial Mortgage Trust 2007-C1 AM	5.455%		2/15/2040	3,443	3,702,100
LSTAR Commercial Mortgage Trust 2014-2 A1†	1.519%		1/20/2041	298	298,100
LSTAR Commercial Mortgage Trust 2014-2 XA†	1.033%	#	1/20/2041	3,223	120,520
MASTR Asset Securitization Trust 2006-3 1A3	6.00%		10/25/2036	126	123,952
MASTR Asset Securitization Trust 2006-3 1A8	6.00%		10/25/2036	106	103,752
Merrill Lynch/Countrywide Commercial Mortgage Trust 2006-4 AM	5.204%		12/12/2049	1,000	1,074,661
Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6 A2	1.868%		11/15/2045	1,930	1,949,134
Morgan Stanley Capital I Trust 2007-HQ12 AM	5.773%	#	4/12/2049	2,256	2,419,675
Morgan Stanley Capital I Trust 2007-IQ15 AM	6.105%	#	6/11/2049	2,267	2,445,849
Morgan Stanley Capital I Trust 2012-C4 XA†	2.824%	#	3/15/2045	21,101	2,239,753
Morgan Stanley Capital I Trust 2012-STAR A1†	2.084%		8/5/2034	485	483,077
Morgan Stanley Capital I Trust 2014-CPT XA†	0.188%	#	7/13/2029	60,000	452,652
Morgan Stanley Re-REMIC Trust 2009-GG10 A4B†	5.99%	#	8/12/2045	5,000	5,424,140
Morgan Stanley Re-REMIC Trust 2010-R3 3B†	0.395%	#	6/26/2036	195	194,222
Morgan Stanley Re-REMIC Trust 2012-IO AXA†	1.00%		3/27/2051	944	940,781
Motel 6 Trust 2012-MTL6 A2†	1.948%		10/5/2025	244	244,663
Motel 6 Trust 2012-MTL6 B†	2.743%		10/5/2025	300	300,892
Motel 6 Trust 2012-MTL6 C†	3.139%		10/5/2025	1,900	1,903,206
NorthStar 2012-1 Mortgage Trust 2012-1 B†	1.80%	#	8/25/2029	1,130	1,130,668

See Notes to Financial Statements.	147

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2014

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
NorthStar 2012-1 Mortgage Trust 2012-1 C†	2.301%	#	8/25/2029	$1,130	$1,131,322
NorthStar Real Estate CDO Ltd. 2013 -1A†	2.005%	#	8/25/2029	1,183	1,200,724
NorthStar Real Estate CDO Ltd. 2013 -1B†	5.155%	#	8/25/2029	1,250	1,281,250
OBP Depositor LLC Trust 2010-OBP A†	4.646%		7/15/2045	1,052	1,175,214
PFP III Ltd. 2014-1 AS†	1.805%	#	6/14/2031	500	499,174
PFP III Ltd. 2014-1 B†	2.505%	#	6/14/2031	500	499,521
PFP III Ltd. 2014-1 C†	3.055%	#	6/14/2031	1,000	1,000,251
Prima Capital Ltd.	2.214%		5/24/2021	3,204	3,122,520
RAIT Trust 2014-FL2 B†	2.305%	#	5/13/2031	500	494,184
RBS Greenwich Capital Mortgage Loan Trust 2010-MB1 C†	5.01%	#	4/15/2024	145	146,638
RBSCF Trust 2010-RR3 MSCB†	6.105%	#	6/16/2049	3,010	3,315,322
RBSCF Trust 2010-RR3 WBTB†	6.14%	#	2/16/2051	930	1,018,258
RBSSP Resecuritization Trust 2013-1 3A1†	0.265%	#	1/26/2037	280	270,080
RBSSP Resecuritization Trust 2013-3 1A1	0.315%	#	11/26/2036	805	768,793
RBSSP Resecuritization Trust 2013-3 2A1†	0.312%	#	11/26/2036	706	648,746
RCMC LLC 2012-CRE1 A†	5.624%		11/15/2044	485	501,680
ReadyCap Commercial Mortgage Trust 2014-1A A†	3.01%		6/25/2055	1,253	1,296,549
Resource Capital Corp. Ltd. 2014-CRE2 A†	1.203%	#	4/15/2032	450	450,410
RREF LLC 2013-LT3	2.50%		6/20/2028	240	240,497
Selkirk Ltd. 3 A†	1.86%		12/20/2041	3,424	3,452,730
Sequoia Mortgage Trust 2012-4 A2	3.00%		9/25/2042	219	217,249
Springleaf Mortgage Loan Trust 2012-3A A†	1.57%		12/25/2059	371	371,796
Springleaf Mortgage Loan Trust 2013-1A A†	1.27%		6/25/2058	1,369	1,367,559
Starwood Property Mortgage Trust 2013-FV1 C†	2.754%	#	8/11/2028	500	500,843
Starwood Property Mortgage Trust 2013-FV1 D†	3.654%	#	8/11/2028	500	500,890
Structured Asset Securities Corp. 2006-3H 1A3	5.75%		12/25/2035	142	142,820
UBS-Barclays Commercial Mortgage Trust 2012-C3 A2	1.852%		8/10/2049	520	526,385
UBS-Barclays Commercial Mortgage Trust 2012-C4 A2	1.712%		12/10/2045	1,200	1,206,694
UBS-Barclays Commercial Mortgage Trust 2013-C5 A2	2.137%		3/10/2046	2,900	2,943,755
UBS-Barclays Commercial Mortgage Trust 2013-C5 XA†	1.261%	#	3/10/2046	11,735	795,095
UBS-Barclays Commercial Mortgage Trust 2013-C6 XA†	1.484%	#	4/10/2046	19,664	1,578,801
UBS-Citigroup Commercial Mortgage Trust 2011-C1 A2	2.804%		1/10/2045	205	211,297

148	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2014

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Vornado DP LLC Trust 2010-VNO A1†	2.97%		9/13/2028	$316	$329,009
Wachovia Bank Commercial Mortgage Trust 2005-C22 AM	5.494%	#	12/15/2044	500	518,409
Wachovia Bank Commercial Mortgage Trust 2006-C27 AM	5.795%		7/15/2045	410	437,866
Wachovia Bank Commercial Mortgage Trust 2006-C29 AM	5.339%		11/15/2048	1,233	1,319,449
Wachovia Bank Commercial Mortgage Trust 2006-WL7A H†	0.553%	#	9/15/2021	504	491,444
Wachovia Bank Commercial Mortgage Trust 2007-C30 AM	5.383%		12/15/2043	2,155	2,317,114
Wachovia Bank Commercial Mortgage Trust 2007-C31 AM	5.591%		4/15/2047	5,300	5,736,169
Wachovia Bank Commercial Mortgage Trust 2007-WHL8 A2†	0.295%	#	6/15/2020	3,000	2,939,142
Wachovia Bank Commercial Mortgage Trust 2007-WHL8 D†	0.455%	#	6/15/2020	600	577,722
Wells Fargo Commercial Mortgage Trust 2012-LC5 A2	1.844%		10/15/2045	450	455,606
Wells Fargo Commercial Mortgage Trust 2014-TISH C†	2.005%	#	2/15/2027	250	249,936
Wells Fargo Resecuritization Trust 2012-IO A†	1.75%		8/20/2021	164	164,263
WF-RBS Commercial Mortgage Trust 2011-C2 A2†	3.791%		2/15/2044	1,000	1,025,752
WF-RBS Commercial Mortgage Trust 2011-C2 A3†	4.498%		2/15/2044	950	1,033,539
WF-RBS Commercial Mortgage Trust 2011-C3 A2†	3.24%		3/15/2044	472	485,468
WF-RBS Commercial Mortgage Trust 2011-C5 A3	3.526%		11/15/2044	1,350	1,435,991
WF-RBS Commercial Mortgage Trust 2012-C10 A2	1.765%		12/15/2045	480	484,038
WF-RBS Commercial Mortgage Trust 2012-C7 A1	2.30%		6/15/2045	467	474,969
WF-RBS Commercial Mortgage Trust 2012-C7 XA†	1.73%	#	6/15/2045	12,524	1,102,830
WF-RBS Commercial Mortgage Trust 2012-C8 A2	1.881%		8/15/2045	1,000	1,014,075
WF-RBS Commercial Mortgage Trust 2013-C13 XA†	1.598%	#	5/15/2045	12,750	1,058,052
WF-RBS Commercial Mortgage Trust 2014-C20 XA	1.405%	#	5/15/2047	7,048	544,806
WF-RBS Commercial Mortgage Trust 2014-C20 XB	0.734%	#	5/15/2047	1,368	70,050
WF-RBS Commercial Mortgage Trust 2014-C21 XB	0.761%	#	8/15/2047	15,000	829,838
Total Non-Agency Commercial Mortgage-Backed Securities (cost $245,131,887)					243,706,009

U.S. TREASURY OBLIGATIONS 3.52%
U.S. Treasury Note	0.375%		3/15/2015	23,000	23,021,114
U.S. Treasury Note	2.125%		12/31/2015	10,100	10,310,676
Total U.S. Treasury Obligations (cost $33,323,264)					33,331,790
Total Long-Term Investments (cost $897,205,100)					894,748,945

See Notes to Financial Statements.	149

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
SHORT-TERM INVESTMENTS 6.19%

COMMERCIAL PAPER 1.31%

Oil: Integrated Domestic 0.05%
Weatherford International Ltd.	Zero Coupon	12/29/2014	$500	$499,662

Railroads 0.21%
Kansas City Southern Railway	Zero Coupon	12/1/2014	2,000	2,000,000

Supermarkets 0.52%
Tesco Treasury Services plc	Zero Coupon	8/18/2015	5,000	4,941,812

Utilities 0.42%
Duke Energy Corp.	Zero Coupon	2/17/2015	4,000	3,997,777

Utilities: Miscellaneous 0.11%
Entergy Corp.	Zero Coupon	12/4/2014	1,000	999,929
Total Commercial Paper (cost $12,464,823)				12,439,180

CORPORATE BONDS 1.46%

Banks: Regional 0.32%
Royal Bank of Scotland Group plc (United Kingdom)(a)	2.55%	9/18/2015	365	369,755
Royal Bank of Scotland Group plc (United Kingdom)(a)	5.05%	1/8/2015	1,398	1,403,220
Royal Bank of Scotland plc (The) (United Kingdom)(a)	3.95%	9/21/2015	1,250	1,280,688
Total				3,053,663

Chemicals 0.06%
Yara International ASA (Norway)†(a)	5.25%	12/15/2014	600	600,943

Computer Hardware 0.03%
Hewlett-Packard Co.	2.35%	3/15/2015	250	251,108

Computer Technology 0.01%
EQT Corp.	5.00%	10/1/2015	123	126,849

Containers 0.03%
Brambles USA, Inc.†	3.95%	4/1/2015	303	306,026

Diversified Materials & Processing 0.03%
Kilroy Realty LP	5.00%	11/3/2015	273	282,547

150	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Electric: Power 0.24%
CenterPoint Energy, Inc.	6.85%	6/1/2015	$600	$618,574
LG&E and KU Energy LLC	2.125%	11/15/2015	550	555,427
Pepco Holdings, Inc.	2.70%	10/1/2015	831	843,178
TransAlta Corp. (Canada)(a)	4.75%	1/15/2015	210	211,012
Total				2,228,191

Energy Equipment & Services 0.09%
Energy Transfer Partners LP	5.95%	2/1/2015	845	851,649

Financial: Miscellaneous 0.17%
Ford Motor Credit Co. LLC	12.00%	5/15/2015	1,500	1,575,987

Metals & Minerals: Miscellaneous 0.03%
Glencore Finance Canada Ltd. (Canada)†(a)	2.05%	10/23/2015	250	252,115

Milling: Fruit & Grain Processing 0.03%
Ingredion, Inc.	3.20%	11/1/2015	250	255,071

Oil 0.11%
Noble Holding International Ltd.	3.45%	8/1/2015	1,017	1,034,487

Oil: Crude Producers 0.10%
Gulfstream Natural Gas System LLC†	5.56%	11/1/2015	200	207,917
Williams Partners LP	3.80%	2/15/2015	750	754,348
Total				962,265

Savings & Loan 0.21%
Santander Holdings USA, Inc.	3.00%	9/24/2015	2,000	2,028,392
Total Corporate Bonds (cost $13,812,758)				13,809,293

FOREIGN GOVERNMENT OBLIGATION(a) 0.02%

Sri Lanka
Republic of Sri Lanka† (cost $201,625)	7.40%	1/22/2015	200	202,500

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITY 0.00%
JPMorgan Chase Commercial Mortgage Securities Trust 2014-BXH XCP† (cost $0)	Zero Coupon	5/15/2015	6,385	96

See Notes to Financial Statements.	151

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2014

	Principal
	Amount	Fair
Investments	(000)	Value
REPURCHASE AGREEMENT 3.40%
Repurchase Agreement dated 11/28/2014, Zero Coupon due 12/1/2014 with Fixed Income Clearing Corp. collateralized by $32,345,000 of U.S. Treasury Note at 2.125% due 9/30/2021; value: $32,870,606; proceeds: $32,221,725 (cost $32,221,725)	$32,222	$32,221,725
Total Short-Term Investments (cost $58,700,931)		58,672,794
Total Investments in Securities 100.57% (cost $955,906,031)		953,421,739
Liabilities in Excess of Cash, Foreign Cash & Other Assets(h) (0.57%)		(5,445,622)
Net Assets 100.00%		$947,976,117

CAD	Canadian dollar.
CHF	Swiss franc.
EUR	euro.
GBP	British pound.
AGM	Assured Guaranty Municipal Corporation
COD	Certificate of Deposit.
IO	Interest Only.
PIK	Payment-in-kind.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2014.
(a)	Foreign security traded in U.S. dollars.
(b)	Defaulted security.
(c)	Investment in non-U.S. dollar denominated securities.
(d)	Floating Rate Loans in which the Fund invests generally pay interest at rates that are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate shown is the rate(s) in effect at November 30, 2014.
(e)	IOettes. These securities represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s, however, a nominal amount of principal is assigned to an IOette. This amount is very small in relation to the interest flow that constitutes almost all of the IOette cash flow. The stated price and coupon are linked to that small principal amount and therefore appear unusually large.
(f)	Security has been fully/partially segregated to cover margin requirements for open futures contracts as of November 30, 2014 (See Note 2(h)).
(g)	Securities purchased on a when-issued basis (See Note 2(i)).
(h)	Liabilities in Excess of Cash, Foreign Cash & Other Assets include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts, swaps and the fair value of total return swap as follows:

152	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2014

Open Forward Foreign Currency Exchange Contracts at November 30, 2014:

Forward
Foreign					U.S. $
Currency					Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Appreciation
British pound	Sell	Morgan Stanley	1/20/2015	925,000	$1,474,127	$1,444,405	$29,722
Canadian dollar	Sell	Bank of America	1/7/2015	203,000	181,078	177,376	3,702
euro	Sell	Bank of America	2/13/2015	500,000	622,147	622,047	100
euro	Sell	Goldman Sachs	2/13/2015	825,000	1,029,968	1,026,378	3,590
euro	Sell	Morgan Stanley	2/13/2015	500,000	622,252	622,047	205
euro	Sell	UBS AG	2/13/2015	497,000	627,211	618,315	8,896
Swiss franc	Sell	J.P. Morgan	2/19/2015	320,000	332,290	331,493	797
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$47,012

Forward
Foreign					U.S. $
Currency					Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Depreciation
British pound	Buy	J.P. Morgan	1/20/2015	865,000	$1,395,815	$1,350,714	$ (45,101)

Open Futures Contracts at November 30, 2014:
					Unrealized
Type	Expiration	Contracts	Position	Fair Value	Appreciation
U.S. 2-Year Treasury Note	March 2015	1,188	Long	$260,339,064	$ 372,766

					Unrealized
Type	Expiration	Contracts	Position	Fair Value	Depreciation
U.S. 5-Year Treasury Note	March 2015	322	Short	$(38,476,485)	$(214,871)

See Notes to Financial Statements.	153

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2014

Open Consumer Price Index (“CPI”) Swaps at November 30, 2014:

	Payments to be	Payments to be
	Made	Received
Swap	By The Fund at	By The Fund at	Termination	Notional	Fair	Unrealized
Counterparty	Termination Date	Termination Date	Date	Amount	Value	Appreciation
Bank of America	CPI Urban Consumer NSA	1.6635%	10/23/2017	$20,000,000	$20,132,695	$132,695
Barclays Bank plc	CPI Urban Consumer NSA	2.145%	2/6/2019	30,000,000	30,660,872	660,872
Barclays Bank plc	CPI Urban Consumer NSA	2.0925%	4/1/2019	25,000,000	25,502,687	502,687
Barclays Bank plc	CPI Urban Consumer NSA	1.977%	10/6/2019	10,000,000	10,149,800	149,800
Barclays Bank plc	CPI Urban Consumer NSA	1.6725%	9/26/2016	30,000,000	30,337,956	337,956
Barclays Bank plc	CPI Urban Consumer NSA	1.4225%	11/28/2016	30,000,000	30,093,829	93,829
Credit Suisse	CPI Urban Consumer NSA	1.700%	11/21/2015	20,000,000	20,195,508	195,508
Deutsche Bank AG	CPI Urban Consumer NSA	2.200%	5/27/2019	30,000,000	30,805,170	805,170
Deutsche Bank AG	CPI Urban Consumer NSA	1.790%	1/2/2016	20,000,000	20,175,768	175,768
Deutsche Bank AG	CPI Urban Consumer NSA	1.690%	12/12/2015	30,000,000	30,255,333	255,333
Deutsche Bank AG	CPI Urban Consumer NSA	1.506%	10/30/2016	40,000,000	40,219,283	219,283
Goldman Sachs	CPI Urban Consumer NSA	2.3125%	9/30/2024	30,000,000	30,738,309	738,309
Goldman Sachs	CPI Urban Consumer NSA	1.9575%	1/17/2017	40,000,000	40,566,109	566,109
Goldman Sachs	CPI Urban Consumer NSA	1.795%	1/9/2016	40,000,000	40,346,513	346,513
J.P. Morgan	CPI Urban Consumer NSA	1.908%	11/7/2019	20,000,000	20,175,402	175,402
Morgan Stanley	CPI Urban Consumer NSA	2.7975%	6/28/2043	15,000,000	16,802,427	1,802,427
Morgan Stanley	CPI Urban Consumer NSA	2.5225%	10/31/2023	15,000,000	15,780,293	780,293
Morgan Stanley	CPI Urban Consumer NSA	2.415%	7/2/2023	15,000,000	15,647,327	647,327
Unrealized Appreciation on CPI Swaps						$8,585,281

	Payments to be	Payments to be
	Made	Received
Swap	By The Fund at	By The Fund at	Termination	Notional	Fair	Unrealized
Counterparty	Termination Date	Termination Date	Date	Amount	Value	Depreciation
Bank of America	2.420%	CPI Urban Consumer NSA	5/19/2017	$15,000,000	$14,270,963	$(729,037)
Bank of America	2.445%	CPI Urban Consumer NSA	4/24/2023	40,000,000	38,398,255	(1,601,745)
Bank of America	2.460%	CPI Urban Consumer NSA	4/23/2023	30,000,000	28,757,467	(1,242,533)
Bank of America	2.555%	CPI Urban Consumer NSA	7/15/2018	5,000,000	4,650,237	(349,763)

154	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2014

	Payments to be	Payments to be
	Made	Received
Swap	By The Fund at	By The Fund at	Termination	Notional	Fair	Unrealized
Counterparty	Termination Date	Termination Date	Date	Amount	Value	Depreciation
Bank of America	2.590%	CPI Urban Consumer NSA	6/26/2023	$40,000,000	$37,851,776	$(2,148,224)
Bank of America	2.820%	CPI Urban Consumer NSA	5/4/2020	4,000,000	3,616,867	(383,133)
Bank of America	2.825%	CPI Urban Consumer NSA	7/22/2023	5,000,000	4,421,893	(578,107)
Barclays Bank plc	2.215%	CPI Urban Consumer NSA	2/24/2015	5,000,000	4,877,372	(122,628)
Barclays Bank plc	2.344%	CPI Urban Consumer NSA	8/1/2019	40,000,000	38,593,709	(1,406,291)
Barclays Bank plc	2.529%	CPI Urban Consumer NSA	7/8/2022	30,000,000	28,545,308	(1,454,692)
Barclays Bank plc	2.620%	CPI Urban Consumer NSA	10/18/2019	15,000,000	14,008,300	(991,700)
Barclays Bank plc	2.6475%	CPI Urban Consumer NSA	9/28/2022	20,000,000	18,523,406	(1,476,594)
Barclays Bank plc	2.7425%	CPI Urban Consumer NSA	9/14/2024	15,000,000	13,679,960	(1,320,040)
Barclays Bank plc	2.945%	CPI Urban Consumer NSA	3/5/2038	15,000,000	12,730,510	(2,269,490)
Credit Suisse	2.525%	CPI Urban Consumer NSA	1/11/2019	15,000,000	14,119,961	(880,039)
Credit Suisse	2.560%	CPI Urban Consumer NSA	6/27/2020	5,000,000	4,618,363	(381,637)
Credit Suisse	2.6713%	CPI Urban Consumer NSA	4/11/2022	30,000,000	27,788,582	(2,211,418)
Credit Suisse	2.864%	CPI Urban Consumer NSA	3/22/2032	8,000,000	6,961,623	(1,038,377)
Deutsche Bank AG	2.145%	CPI Urban Consumer NSA	2/8/2016	6,000,000	5,827,350	(172,650)
Deutsche Bank AG	2.1775%	CPI Urban Consumer NSA	4/22/2018	30,000,000	28,989,889	(1,010,111)
Deutsche Bank AG	2.1925%	CPI Urban Consumer NSA	8/16/2017	10,000,000	9,656,558	(343,442)
Deutsche Bank AG	2.340%	CPI Urban Consumer NSA	6/17/2016	5,000,000	4,794,379	(205,621)
Deutsche Bank AG	2.3825%	CPI Urban Consumer NSA	5/23/2020	40,000,000	38,077,552	(1,922,448)
Deutsche Bank AG	2.385%	CPI Urban Consumer NSA	1/24/2021	7,000,000	6,604,024	(395,976)
Deutsche Bank AG	2.4375%	CPI Urban Consumer NSA	6/7/2021	20,000,000	18,978,975	(1,021,025)
Deutsche Bank AG	2.440%	CPI Urban Consumer NSA	4/11/2020	8,000,000	7,522,081	(477,919)
Deutsche Bank AG	2.465%	CPI Urban Consumer NSA	11/30/2031	5,000,000	4,735,090	(264,910)
Deutsche Bank AG	2.4925%	CPI Urban Consumer NSA	5/16/2016	4,000,000	3,821,108	(178,892)
Deutsche Bank AG	2.500%	CPI Urban Consumer NSA	9/4/2021	10,000,000	9,396,222	(603,778)

See Notes to Financial Statements.	155

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2014

	Payments to be	Payments to be
	Made	Received
Swap	By The Fund at	By The Fund at	Termination	Notional	Fair	Unrealized
Counterparty	Termination Date	Termination Date	Date	Amount	Value	Depreciation
Deutsche Bank AG	2.505%	CPI Urban Consumer NSA	12/7/2031	$5,000,000	$4,697,889	$(302,111)
Deutsche Bank AG	2.5175%	CPI Urban Consumer NSA	4/17/2026	15,000,000	14,349,989	(650,011)
Deutsche Bank AG	2.520%	CPI Urban Consumer NSA	8/8/2021	5,000,000	4,622,470	(377,530)
Deutsche Bank AG	2.585%	CPI Urban Consumer NSA	11/28/2020	15,000,000	13,941,467	(1,058,533)
Deutsche Bank AG	2.590%	CPI Urban Consumer NSA	5/13/2016	12,000,000	11,405,686	(594,314)
Deutsche Bank AG	2.6075%	CPI Urban Consumer NSA	6/13/2020	5,000,000	4,600,904	(399,096)
Deutsche Bank AG	2.615%	CPI Urban Consumer NSA	1/4/2020	15,000,000	13,960,587	(1,039,413)
Deutsche Bank AG	2.640%	CPI Urban Consumer NSA	12/17/2020	15,000,000	13,872,832	(1,127,168)
Deutsche Bank AG	2.695%	CPI Urban Consumer NSA	10/29/2021	9,000,000	8,278,828	(721,172)
Deutsche Bank AG	2.700%	CPI Urban Consumer NSA	7/11/2019	6,000,000	5,478,523	(521,477)
Deutsche Bank AG	2.710%	CPI Urban Consumer NSA	10/11/2020	15,000,000	13,856,935	(1,143,065)
Deutsche Bank AG	2.730%	CPI Urban Consumer NSA	2/4/2021	15,000,000	13,828,640	(1,171,360)
Deutsche Bank AG	2.730%	CPI Urban Consumer NSA	10/25/2021	15,000,000	13,754,612	(1,245,388)
Deutsche Bank AG	2.745%	CPI Urban Consumer NSA	3/20/2022	30,000,000	27,604,745	(2,395,255)
Deutsche Bank AG	2.7475%	CPI Urban Consumer NSA	2/26/2022	30,000,000	27,570,121	(2,429,879)
Deutsche Bank AG	2.750%	CPI Urban Consumer NSA	3/30/2032	6,000,000	5,363,684	(636,316)
Deutsche Bank AG	2.7525%	CPI Urban Consumer NSA	8/2/2021	8,000,000	7,184,791	(815,209)
Deutsche Bank AG	2.779%	CPI Urban Consumer NSA	3/12/2022	25,000,000	22,915,103	(2,084,897)
Deutsche Bank AG	3.010%	CPI Urban Consumer NSA	2/15/2033	15,000,000	12,753,871	(2,246,129)
Goldman Sachs	2.4475%	CPI Urban Consumer NSA	4/24/2023	30,000,000	28,791,885	(1,208,115)
Goldman Sachs	2.497%	CPI Urban Consumer NSA	5/2/2021	30,000,000	28,216,316	(1,783,684)
Goldman Sachs	2.5375%	CPI Urban Consumer NSA	4/17/2021	8,000,000	7,439,360	(560,640)
Goldman Sachs	2.5575%	CPI Urban Consumer NSA	11/13/2019	20,000,000	18,711,731	(1,288,269)
Goldman Sachs	2.6475%	CPI Urban Consumer NSA	12/6/2020	20,000,000	18,478,647	(1,521,353)
Goldman Sachs	2.675%	CPI Urban Consumer NSA	12/13/2020	15,000,000	13,826,280	(1,173,720)
Goldman Sachs	2.7725%	CPI Urban Consumer NSA	4/3/2023	20,000,000	18,306,847	(1,693,153)
Goldman Sachs	2.945%	CPI Urban Consumer NSA	1/16/2038	15,000,000	12,664,930	(2,335,070)

156	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2014

	Payments to be	Payments to be
	Made	Received
Swap	By The Fund at	By The Fund at	Termination	Notional	Fair	Unrealized
Counterparty	Termination Date	Termination Date	Date	Amount	Value	Depreciation
Goldman Sachs	2.980%	CPI Urban Consumer NSA	2/7/2033	$10,000,000	$8,558,981	$(1,441,019)
J.P. Morgan	2.074%	CPI Urban Consumer NSA	11/21/2023	35,000,000	34,910,890	(89,110)
J.P. Morgan	2.385%	CPI Urban Consumer NSA	5/16/2020	10,000,000	9,433,909	(566,091)
J.P. Morgan	2.4975%	CPI Urban Consumer NSA	4/26/2020	9,000,000	8,415,604	(584,396)
J.P. Morgan	2.5275%	CPI Urban Consumer NSA	5/9/2021	10,000,000	9,300,771	(699,229)
J.P. Morgan	2.549%	CPI Urban Consumer NSA	7/23/2023	30,000,000	28,489,694	(1,510,306)
J.P. Morgan	2.6075%	CPI Urban Consumer NSA	6/3/2020	5,000,000	4,605,360	(394,640)
J.P. Morgan	2.680%	CPI Urban Consumer NSA	2/28/2021	20,000,000	18,560,431	(1,439,569)
J.P. Morgan	2.7175%	CPI Urban Consumer NSA	5/13/2020	12,000,000	10,958,361	(1,041,639)
J.P. Morgan	2.730%	CPI Urban Consumer NSA	9/20/2021	15,000,000	13,783,852	(1,216,148)
J.P. Morgan	2.7563%	CPI Urban Consumer NSA	3/25/2022	30,000,000	27,577,468	(2,422,532)
J.P. Morgan	2.810%	CPI Urban Consumer NSA	3/28/2032	7,000,000	6,170,700	(829,300)
J.P. Morgan	2.815%	CPI Urban Consumer NSA	4/5/2032	5,000,000	4,402,210	(597,790)
J.P. Morgan	2.815%	CPI Urban Consumer NSA	5/4/2020	4,000,000	3,618,912	(381,088)
J.P. Morgan	2.955%	CPI Urban Consumer NSA	7/5/2026	5,000,000	4,293,758	(706,242)
Morgan Stanley	2.265%	CPI Urban Consumer NSA	6/22/2016	5,000,000	4,811,930	(188,070)
Morgan Stanley	2.5475%	CPI Urban Consumer NSA	4/20/2021	8,000,000	7,431,229	(568,771)
Morgan Stanley	2.555%	CPI Urban Consumer NSA	2/11/2018	20,000,000	18,956,097	(1,043,903)
Morgan Stanley	2.6725%	CPI Urban Consumer NSA	1/22/2021	20,000,000	18,505,402	(1,494,598)
Morgan Stanley	2.6725%	CPI Urban Consumer NSA	1/28/2021	15,000,000	13,891,129	(1,108,871)
Morgan Stanley	2.735%	CPI Urban Consumer NSA	5/13/2019	12,000,000	10,999,586	(1,000,414)
Morgan Stanley	2.7875%	CPI Urban Consumer NSA	6/8/2026	5,000,000	4,442,918	(557,082)
Wells Fargo	1.690%	CPI Urban Consumer NSA	6/1/2015	8,000,000	7,871,299	(128,701)
Wells Fargo	2.3925%	CPI Urban Consumer NSA	6/26/2019	30,000,000	28,902,006	(1,097,994)
Wells Fargo	2.410%	CPI Urban Consumer NSA	6/20/2021	10,000,000	9,401,198	(598,802)
Wells Fargo	2.560%	CPI Urban Consumer NSA	5/2/2021	10,000,000	9,275,015	(724,985)
Wells Fargo	2.6275%	CPI Urban Consumer NSA	10/5/2019	15,000,000	14,026,363	(973,637)

See Notes to Financial Statements.	157

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2014

	Payments to be	Payments to be
	Made	Received
Swap	By The Fund at	By The Fund at	Termination	Notional	Fair	Unrealized
Counterparty	Termination Date	Termination Date	Date	Amount	Value	Depreciation
Wells Fargo	2.645%	CPI Urban Consumer NSA	12/27/2020	$15,000,000	$13,870,475	$(1,129,525)
Wells Fargo	2.7325%	CPI Urban Consumer NSA	2/19/2021	20,000,000	18,456,922	(1,543,078)
Wells Fargo	2.745%	CPI Urban Consumer NSA	2/21/2022	25,000,000	22,971,027	(2,028,973)
Wells Fargo	2.855%	CPI Urban Consumer NSA	11/23/2032	10,000,000	8,767,749	(1,232,251)
Wells Fargo	2.950%	CPI Urban Consumer NSA	1/31/2033	15,000,000	12,923,108	(2,076,892)
Unrealized Depreciation on CPI Swaps						$(91,120,193)

Credit Default Swaps on Indexes – Sell Protection at November 30, 2014(1):
								Credit
								Default
								Swap
			Original	Current				Agreements
Referenced	Fund	Termination	Notional	Notional	Fair	Payments	Unrealized	Payable at
Index	Receives	Date	Amount	Amount	Value(2)	Upfront(3)	Appreciation(4)	Fair Value(5)
Markit CMBX. NA.AAA.2(6)	.07%	3/15/2049	$300,000	$278,916	$298,483	$15,701	$14,184	$1,517
Markit CMBX. NA.AAA.2(6)	.07%	3/15/2049	500,000	464,859	497,472	11,845	9,317	2,528
Markit CMBX. NA.AAA.3(6)	.08%	12/13/2049	1,000,000	964,815	994,944	34,390	29,334	5,056
Markit CMBX. NA.AAA.3(6)	.08%	12/13/2049	2,000,000	1,929,630	1,989,888	70,563	60,451	10,112
Markit CMBX. NA.AAA.4(6)	.35%	2/17/2051	500,000	484,630	498,263	38,102	36,365	1,737
Markit CMBX. NA.AAA.2(7)	.07%	3/15/2049	300,000	278,916	298,483	15,705	14,188	1,517
Markit CMBX. NA.AAA.2(7)	.07%	3/15/2049	500,000	464,859	497,472	26,176	23,648	2,528
Markit CMBX. NA.AAA.3(7)	.08%	12/13/2049	100,000	96,482	99,494	7,517	7,011	506
Markit CMBX. NA.AAA.2(8)	.07%	3/15/2049	1,500,000	1,394,578	1,492,416	40,850	33,266	7,584
Markit CMBX. NA.AAA.3(8)	.08%	12/13/2049	200,000	192,963	198,989	16,080	15,069	1,011
Markit CMBX. NA.AAA.3(8)	.08%	12/13/2049	500,000	482,408	497,472	40,213	37,685	2,528
						$317,142	$280,518	$36,624

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Fair value serves as the indicator of the current status of payment/performance risk.
(3)	Upfront payments received are presented net of amortization (See Note 2(p)).
(4)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $280,518. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $0.
(5)	Includes upfront payments received.
(6)	Swap Counterparty: Credit Suisse.
(7)	Swap Counterparty: Goldman Sachs.
(8)	Swap Counterparty: Morgan Stanley.

158	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2014

Open Total Return Swap at November 30, 2014:

	Payment	Payment To
	Made By	Be Received
	The Fund On	By The Fund
Swap	Contract	At Termination		Notional	Termination	Fair
Counterparty	Date	Date	Reference Entity	Amount	Date	Value
Deutsche Bank AG	$21,307	51 Convertible Debenture Units (Reference Entity)	OGX Petroleo e Gas S.A. Convertible Debentures (Brazil)	$21,307	4/15/2015	$21,307

The following is a summary of the inputs used as of November 30, 2014 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$–	$121,351,211	$–	$121,351,211
Corporate Bonds	–	388,838,005	–	388,838,005
Floating Rate Loans(4)
Aerospace/Defense	–	2,913,542	–	2,913,542
Apparel	–	356,421	–	356,421
Banks: Money Center	–	642,036	–	642,036
Chemicals	–	685,520	–	685,520
Consumer Products	–	999,599	–	999,599
Containers	–	–	211,347	211,347
Drugs	–	309,730	–	309,730
Energy Equipment & Services	–	1,469,990	–	1,469,990
Food	–	1,502,996	–	1,502,996
Gaming	–	5,909,789	–	5,909,789
Health Care	–	7,301,100	–	7,301,100
Health Care Products	–	595,500	–	595,500
Leisure	–	94,978	–	94,978
Media	–	4,576,314	–	4,576,314
Metals & Minerals: Miscellaneous	–	101,250	–	101,250
Services	–	2,703,790	903,870	3,607,660
Technology	–	3,747,675	–	3,747,675
Telecommunications	–	4,296,616	–	4,296,616
Utilities	–	1,043,896	1,067,886	2,111,782
Utilities: Miscellaneous	–	404,000	–	404,000
Foreign Bonds	–	1,824,747	–	1,824,747
Foreign Government Obligations	–	2,523,403	–	2,523,403
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	32,715,035	–	32,715,035
Government Sponsored Enterprises Pass-Throughs	–	42,004,547	–	42,004,547
Municipal Bonds	–	628,146	–	628,146
Non-Agency Commercial Mortgage-Backed Securities	–	243,706,105	–	243,706,105
U.S. Treasury Obligation	–	33,331,790	–	33,331,790
Commercial Paper	–	12,439,180	–	12,439,180
Repurchase Agreement	–	32,221,725	–	32,221,725
Total	$–	$951,238,636	$2,183,103	$953,421,739

See Notes to Financial Statements.	159

Schedule of Investments (concluded)

INFLATION FOCUSED FUND November 30, 2014

Other Financial Instruments	Level 1	Level 2	Level 3	Total
CPI Swaps
Assets	$–	$8,585,281	$–	$8,585,281
Liabilities	–	(91,120,193)	–	(91,120,193)
Credit Default Swaps
Assets	–	–	–	–
Liabilities	–	(36,624)	–	(36,624)
Forward Foreign Currency Exchange Contracts
Assets	–	47,012	–	47,012
Liabilities	–	(45,101)	–	(45,101)
Futures Contracts
Assets	372,766	–	–	372,766
Liabilities	(214,871)	–	–	(214,871)
Total Return Swap
Assets	–	–	21,307	21,307
Liabilities	–	–	–	–
Total	$157,895	$(82,569,625)	$21,307	$(82,390,423)

(1)	Refer to note 2(r) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended November 30, 2014.
(4)	Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

	Floating	Total
Investment Type	Rate Loans	Return Swap
Balance as of December 1, 2013	$1,673,044	$—
Accrued discounts/premiums	1,252	—
Realized gain (loss)	(1,137)	—
Change in unrealized appreciation/depreciation	(20,635)	—
Purchases	677,828	21,725
Sales	(788,038)	(418)
Net transfers in or out of Level 3	640,789	—
Balance as of November 30, 2014	$2,183,103	$21,307

160	See Notes to Financial Statements.

Schedule of Investments

SHORT DURATION INCOME FUND November 30, 2014

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 95.23%

ASSET-BACKED SECURITIES 14.58%

Automobiles 6.33%
Ally Auto Receivables Trust 2012-5 A3	0.62%		3/15/2017	$41,469	$41,499,672
Ally Auto Receivables Trust 2013-2 A3	0.79%		1/15/2018	18,350	18,374,919
Ally Auto Receivables Trust 2014-1 A3	0.97%		10/15/2018	172,635	172,961,712
Ally Auto Receivables Trust 2014-2 A3	1.25%		4/15/2019	110,180	110,652,287
AmeriCredit Automobile Receivables Trust 2012-4 A3	0.67%		6/8/2017	30,918	30,924,819
AmeriCredit Automobile Receivables Trust 2012-5 A3	0.62%		6/8/2017	21,986	21,993,065
AmeriCredit Automobile Receivables Trust 2013-1 A3	0.61%		10/10/2017	46,605	46,624,870
AmeriCredit Automobile Receivables Trust 2013-1 B	1.07%		3/8/2018	16,424	16,466,358
AmeriCredit Automobile Receivables Trust 2013-3 B	1.58%		9/10/2018	19,125	19,252,545
AmeriCredit Automobile Receivables Trust 2013-5 A3	0.90%		9/10/2018	42,900	42,961,562
BMW Vehicle Lease Trust 2014-1 A3	0.73%		2/21/2017	47,375	47,399,019
California Republic Auto Receivables Trust 2013-1 A2†	1.41%		9/17/2018	29,716	29,917,577
California Republic Auto Receivables Trust 2013-2 A2	1.23%		3/15/2019	44,327	44,616,159
California Republic Auto Receivables Trust 2014-1 A3	0.85%		5/15/2018	10,950	10,967,197
California Republic Auto Receivables Trust 2014-2 A3	0.91%		8/15/2018	42,000	42,057,036
California Republic Auto Receivables Trust 2014-3 A3	1.09%		11/15/2018	37,630	37,749,137
Capital Auto Receivables Asset Trust 2013-1 A2	0.62%		7/20/2016	20,566	20,571,554
Capital Auto Receivables Asset Trust 2013-4 A1	0.535%	#	3/21/2016	63,000	63,027,121
Capital Auto Receivables Asset Trust 2013-4 A2	0.85%		2/21/2017	46,650	46,760,561
CarFinance Capital Auto Trust 2013-1A A†	1.65%		7/17/2017	1,136	1,137,502
CarFinance Capital Auto Trust 2014-1A A†	1.46%		12/17/2018	11,247	11,275,799
CarMax Auto Owner Trust 2013-2 A3	0.64%		1/16/2018	56,965	56,997,669
CarMax Auto Owner Trust 2013-3 A3	0.97%		4/16/2018	4,045	4,059,433
CarMax Auto Owner Trust 2013-4 A2	0.52%		11/15/2016	4,300	4,301,813
CarMax Auto Owner Trust 2013-4 A3	0.80%		7/16/2018	60,875	60,908,694
CarMax Auto Owner Trust 2014-2 A3	0.98%		1/15/2019	81,625	81,794,576

See Notes to Financial Statements.	161

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2014

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
Chrysler Capital Auto Receivables Trust 2013-AA A3†	0.91%		4/16/2018	$18,590	$18,642,991
Fifth Third Auto Trust 2014-2 A3	0.89%		11/15/2018	68,250	68,310,742
Fifth Third Auto Trust 2014-3 A3	0.96%		3/15/2019	84,995	84,979,276
Ford Credit Auto Owner Trust 2013-D A3	0.67%		4/15/2018	69,505	69,527,589
Ford Credit Auto Owner Trust 2014-B A3	0.90%		10/15/2018	51,445	51,543,260
GM Financial Automobile Leasing Trust 2014-2A A3†	1.22%		1/22/2018	57,260	57,476,128
Honda Auto Receivables Owner Trust 2013-4 A3	0.69%		9/18/2017	54,267	54,330,085
Hyundai Auto Receivables Trust 2014-B A3	0.90%		12/17/2018	69,825	69,864,730
Mercedes-Benz Auto Lease Trust 2013-A A3	0.59%		2/15/2016	7,975	7,975,174
Mercedes-Benz Auto Lease Trust 2013-B A3	0.62%		7/15/2016	45,680	45,715,904
Mercedes-Benz Auto Lease Trust 2014-A A3	0.68%		12/15/2016	48,843	48,890,451
Mercedes-Benz Auto Receivables Trust 2014-1 A3	0.87%		10/15/2018	44,930	44,972,436
Nissan Auto Lease Trust 2013-A A3	0.61%		4/15/2016	12,637	12,644,898
Nissan Auto Lease Trust 2014-A A3	0.80%		2/15/2017	42,340	42,392,756
Nissan Auto Receivables Owner Trust 2013-C A3	0.67%		8/15/2018	49,525	49,555,458
Porsche Innovative Lease Owner Trust 2013-1 A3†	0.70%		8/22/2016	42,576	42,640,822
Porsche Innovative Lease Owner Trust 2014-1 A3†	1.03%		11/20/2017	140,820	141,284,072
Santander Drive Auto Receivables Trust 2013-1 A3	0.62%		6/15/2017	21,156	21,157,699
Santander Drive Auto Receivables Trust 2013-3 A2	0.55%		9/15/2016	260	260,388
Santander Drive Auto Receivables Trust 2013-3 B	1.19%		5/15/2018	35,165	35,224,833
Santander Drive Auto Receivables Trust 2013-5 A3	0.82%		2/15/2018	48,208	48,266,717
Volkswagen Auto Loan Enhanced Trust 2012-2 A3	0.46%		1/20/2017	58,674	58,678,361
Volkswagen Auto Loan Enhanced Trust 2013-2 A3	0.70%		4/20/2018	71,215	71,216,852
World Omni Auto Receivables Trust 2014-A A2	0.43%		5/15/2017	73,085	73,066,619
World Omni Automobile Lease Securitization Trust 2013-A A2A	0.73%		5/16/2016	20,145	20,169,902
World Omni Automobile Lease Securitization Trust 2013-A A3	1.10%		12/15/2016	44,575	44,797,786
World Omni Automobile Lease Securitization Trust 2014-A A3	1.16%		9/15/2017	33,835	34,038,585
Total					2,402,877,170

Credit Cards 2.28%
American Express Credit Account Master Trust 2012-3 B	0.655%	#	3/15/2018	21,700	21,726,311
American Express Credit Account Master Trust 2012-5 A	0.59%		5/15/2018	24,172	24,188,352

162	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2014

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Credit Cards (continued)
American Express Credit Account Master Trust 2013-1 A	0.575%	#	2/16/2021	$16,050	$16,123,052
American Express Credit Account Master Trust 2014-3 A	1.49%		4/15/2020	56,580	56,926,524
Bank of America Credit Card Trust 2014-A3 A	0.445%	#	1/15/2020	107,885	107,964,349
Barclays Dryrock Issuance Trust 2012-2 A	0.64%		8/15/2018	40,750	40,776,202
Capital One Multi-Asset Execution Trust 2014-A2	1.26%		1/15/2020	59,620	59,885,339
Chase Issuance Trust 2006-A2	5.16%		4/16/2018	26,595	28,058,031
Chase Issuance Trust 2012-A3	0.79%		6/15/2017	49,917	50,010,569
Chase Issuance Trust 2013-A8	1.01%		10/15/2018	54,265	54,461,901
Chase Issuance Trust 2014-A3	0.355%	#	5/15/2018	10,500	10,498,688
Citibank Credit Card Issuance Trust 2013-A1	0.255%	#	4/24/2017	30,000	29,976,885
Citibank Credit Card Issuance Trust 2013-A4	0.575%	#	7/24/2020	22,930	22,995,500
Citibank Credit Card Issuance Trust 2013-A6	1.32%		9/7/2018	22,830	23,030,185
Discover Card Execution Note Trust 2011-A4	0.505%	#	5/15/2019	38,415	38,562,955
Discover Card Execution Note Trust 2012-B3	0.605%	#	5/15/2018	89,150	89,280,293
Synchrony Credit Card Master Note Trust 2010-1 A	3.69%		3/15/2018	51,275	51,765,856
Synchrony Credit Card Master Note Trust 2011-2 A	0.635%	#	5/15/2019	94,440	94,553,186
World Financial Network Credit Card Master Trust 2013-B A	0.91%		3/16/2020	45,175	45,195,238
Total					865,979,416

Home Equity 0.23%
Asset Backed Securities Corp. Home Equity Loan Trust Series AEG 2006-HE1 A3	0.352%	#	1/25/2036	21,638	20,752,417
Asset Backed Securities Corp. Home Equity Loan Trust Series NC 2006-HE4 A5	0.312%	#	5/25/2036	22,941	21,110,001
Asset Backed Securities Corp. Home Equity Loan Trust Series RFC 2007-HE1 A3	0.242%	#	12/25/2036	1,277	1,277,425
Bear Stearns Asset Backed Securities Trust 2006-HE10 21A1	0.222%	#	12/25/2036	1,314	1,344,023
Home Equity Asset Trust 2006-6 2A2	0.262%	#	11/25/2036	1,315	1,317,179
Home Equity Asset Trust 2006-7 2A2	0.262%	#	1/25/2037	15,804	15,601,142
Home Equity Asset Trust 2006-8 2A2	0.262%	#	3/25/2037	14,160	13,986,311
Option One Mortgage Loan Trust 2005-1 A4	0.952%	#	2/25/2035	13,098	12,869,119
Total					88,257,617

Other 5.74%
AMAC CDO Funding I 2006-1A A1†	0.43%	#	11/23/2050	18,119	17,915,114
AMAC CDO Funding I 2006-1A A2†	0.455%	#	11/23/2050	17,908	17,259,083

See Notes to Financial Statements.	163

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2014

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
AMAC CDO Funding I 2006-1A B†	0.535%	#	11/23/2050	$12,500	$11,695,313
Apidos CDO III Ltd. 2006-3A A2†	0.685%	#	6/12/2020	11,000	10,852,416
Ares IIIR/IVR CLO Ltd. 2007-3RA A2†	0.449%	#	4/16/2021	30,945	30,600,085
Avenue CLO VI Ltd. 2007-6A A2†	0.578%	#	7/17/2019	11,750	11,644,934
Avery Point IV CLO Ltd. 2014-1A A†	1.754%	#	4/25/2026	5,000	4,999,927
Avery Point V CLO Ltd. 2014-5A A†	1.688%	#	7/17/2026	33,700	33,627,666
BlueMountain CLO Ltd. 2014-3A A1†	1.48%	#	10/15/2026	51,750	51,684,593
Bridgeport CLO Ltd. 2006-1A A1†	0.481%	#	7/21/2020	8,115	8,046,008
Carlyle Global Market Strategies CLO Ltd. 2014-4A A1†	1.733%	#	10/15/2026	48,750	48,741,011
Cedar Funding IV CLO Ltd. 2014-4A A1†	1.731%	#	10/23/2026	55,940	55,926,658
Cent CDO Ltd. 2006-12A A†	0.472%	#	11/18/2020	9,614	9,502,327
Cent CDO Ltd. 2007-14A A2B†	0.561%	#	4/15/2021	15,000	14,417,457
Cent CDO XI Ltd. 2006-11A A1†	0.493%	#	4/25/2019	12,788	12,682,095
Cerberus Onshore II CLO LLC 2013-1A A1†	2.231%	#	10/15/2023	40,000	40,049,692
CIFC Funding II Ltd. 2014-2A A1L†	1.713%	#	5/24/2026	34,100	34,061,157
CIT Mortgage Loan Trust 2007-1 2A2†	1.405%	#	10/25/2037	5,388	5,390,772
Cornerstone CLO Ltd. 2007-1A A1S†	0.451%	#	7/15/2021	25,263	25,029,752
Crown Point CLO Ltd. 2012-1A A1LB†	1.732%	#	11/21/2022	5,200	5,203,011
Divcore CLO 2013	4.051%		11/27/2032	2,000	1,926,319
Dryden XXIII Senior Loan Fund 2012-23RA A1R†	1.481%	#	7/17/2023	85,250	84,559,023
Fairway Loan Funding Co. 2006-1A A3L†	0.888%	#	10/17/2018	19,500	19,386,317
FBR Securitization Trust 2005-4 AV24	0.852%	#	10/25/2035	20,017	17,687,934
Fore CLO Ltd. 2007-1A A2†	0.681%	#	7/20/2019	9,775	9,705,576
Fortress Credit BSL II Ltd. 2013-2A A1F†	1.731%	#	10/19/2025	23,550	23,465,830
Fortress Credit BSL Ltd. 2013-1A A†	1.411%	#	1/19/2025	46,720	46,092,093
Fraser Sullivan CLO II Ltd. 2006-2A A2†	0.533%	#	12/20/2020	6,000	5,968,543
Galaxy XVIII CLO Ltd. 2014-18A A†	1.704%	#	10/15/2026	47,125	47,051,004
Gleneagles CLO Ltd. 2005-1A B†	0.782%	#	11/1/2017	29,100	28,652,474
Gramercy Real Estate CDO Ltd. 2007-1A A1†	0.512%	#	8/15/2056	28,928	25,384,303
Harch CLO III Ltd. 2007-1A B†	0.633%	#	4/17/2020	8,250	8,122,099
HLSS Servicer Advance Receivables Backed Notes 2013-T2 A2†	1.147%		5/16/2044	64,653	64,446,337
HLSS Servicer Advance Receivables Backed Notes 2013-T2 B2†	1.495%		5/16/2044	5,600	5,596,276
HLSS Servicer Advance Receivables Backed Notes 2013-T3 A3†	1.793%		5/15/2046	19,575	19,120,106
HLSS Servicer Advance Receivables Backed Notes 2013-T3 B3†	2.14%		5/15/2046	19,055	18,913,679

164	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2014

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
HLSS Servicer Advance Receivables Backed Notes 2013-T7 AT7†	1.981%		11/15/2046	$49,555	$49,076,596
HLSS Servicer Advance Receivables Trust 2012-T2 A2†	1.99%		10/15/2045	78,141	78,108,532
HLSS Servicer Advance Receivables Trust 2013-T1 A2†	1.495%		1/16/2046	51,180	50,836,633
HLSS Servicer Advance Receivables Trust 2014-T1 AT1†	1.244%		1/17/2045	43,514	43,479,754
HLSS Servicer Advance Receivables Trust 2014-T1 BT1†	1.542%		1/17/2045	12,000	12,000,120
HLSS Servicer Advance Receivables Trust 2014-T2 AT2†	2.217%		1/15/2047	30,000	29,764,755
ING Investment Management CLO II Ltd. 2006-2A A1R†	0.492%	#	8/1/2020	7,811	7,793,691
Jasper CLO Ltd. 2005-1A A†	0.502%	#	8/1/2017	3,972	3,962,518
JFIN CLO Ltd. 2007-1A A2†	0.471%	#	7/20/2021	18,590	18,452,828
JFIN Revolver CLO Ltd. 2013-1A A†	1.481%	#	1/20/2021	40,500	40,440,846
JFIN Revolver CLO Ltd. 2014-2A A2†	1.534%	#	2/20/2022	34,900	34,639,046
KKR Financial CLO Ltd. 2006-1A C†	1.183%	#	8/25/2018	18,077	17,742,474
KKR Financial CLO Ltd. 2007-1A A†	0.582%	#	5/15/2021	40,880	40,388,396
KKR Financial CLO Ltd. 2007-1A B†	0.982%	#	5/15/2021	8,000	7,788,708
Landmark VII CDO Ltd. 2006-7A A3L†	0.981%	#	7/15/2018	9,500	9,374,026
Legg Mason Real Estate CDO II Corp. 2007-1A A2†	0.475%	#	5/25/2045	59,705	58,660,162
Meritage Mortgage Loan Trust 2004-2 M3	1.127%	#	1/25/2035	10,247	9,695,240
Morgan Stanley Capital I, Inc. 2006-HE1 A3	0.332%	#	1/25/2036	4,131	4,111,437
MT Wilson CLO II Ltd. 2007-2A A2†	0.57%	#	7/11/2020	7,287	7,215,259
Nationstar Mortgage Advance Receivables Trust 2013-T3A A3†	2.438%		6/20/2048	39,750	39,356,256
Nautique Funding Ltd. 2006-1A A1A†	0.481%	#	4/15/2020	19,112	18,980,616
New Residential Advance Receivables Trust Advance Receivables Backed 2014-T2 AT2†	2.377%		3/15/2047	24,300	24,333,291
Nomura CRE CDO Ltd. 2007-2A A1A†	0.481%	#	5/21/2042	16,812	16,664,771
NorthStar Real Estate CDO VIII Ltd. 2006-8A A1†	0.447%	#	2/1/2041	13,341	12,948,653
NorthStar Real Estate CDO VIII Ltd. 2006-8A A2†	0.517%	#	2/1/2041	11,000	9,790,000
Northwoods Capital XI Ltd. 2014-11A A†	1.831%	#	4/15/2025	23,200	23,217,671
Oaktree CLO Ltd. 2014-2A A1A†	1.735%	#	10/20/2026	44,975	44,975,000
Octagon Investment Partners XIX Ltd. 2014-1A A†	1.751%	#	4/15/2026	45,650	45,649,124
Octagon Loan Funding Ltd. 2014-1A A1†	1.646%	#	11/18/2026	35,325	35,226,344
OHA Park Avenue CLO I Ltd. 2007-1A A1B†	0.464%	#	3/14/2022	15,980	15,804,113

See Notes to Financial Statements.	165

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2014

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
OZLM VIII Ltd. 2014-8A A1A†	1.715%	#	10/17/2026	$68,415	$68,204,788
Race Point III CLO Ltd. 2006-3 A (Ireland)†(a)	0.491%	#	4/15/2020	12,157	12,111,307
Red River CLO Ltd. 1A A†	0.502%	#	7/27/2018	9,705	9,664,998
SLM Private Education Loan Trust 2010-A 2A†	3.405%	#	5/16/2044	50,388	53,376,703
SLM Private Education Loan Trust 2011-B A1†	1.005%	#	12/16/2024	23,757	23,841,771
SLM Private Education Loan Trust 2012-A A1†	1.555%	#	8/15/2025	12,763	12,902,577
SLM Private Education Loan Trust 2012-C A1†	1.255%	#	8/15/2023	11,853	11,916,998
SLM Private Education Loan Trust 2012-E A1†	0.905%	#	10/16/2023	16,336	16,387,401
SLM Private Education Loan Trust 2013-B A1†	0.805%	#	7/15/2022	41,645	41,660,237
SLM Student Loan Trust 2011-1 A1	0.675%	#	3/25/2026	21,607	21,685,606
Stone Tower CLO V Ltd. 2006-5A A2B†	0.559%	#	7/16/2020	40,500	39,754,156
Stone Tower CLO VI Ltd. 2007-6A A2A†	0.448%	#	4/17/2021	17,359	17,202,551
Stone Tower CLO VI Ltd. 2007-6A A2B†	0.548%	#	4/17/2021	4,411	4,284,297
Venture VIII CDO Ltd. 2007-8A A1A†	0.512%	#	7/22/2021	22,095	21,849,041
Venture XVII CLO Ltd. 2014-17A A†	1.711%	#	7/15/2026	31,000	30,964,028
Venture XVIII CLO Ltd. 2014-18A A†	1.737%	#	10/15/2026	45,250	45,130,305
Westchester CLO Ltd. 2007-1A A1A†	0.457%	#	8/1/2022	31,661	31,411,578
Westgate Resorts LLC 2014-1A A†	2.15%		12/20/2026	22,269	22,098,377
Westgate Resorts LLC 2014-1A B†	3.25%		12/20/2026	8,770	8,775,253
Total					2,179,105,816
Total Asset-Backed Securities (cost $5,523,854,765)					5,536,220,019

CORPORATE BONDS 39.48%

Advertising 0.05%
Alliance Data Systems Corp.†	6.375%		4/1/2020	16,636	17,384,620

Aerospace/Defense 0.17%
B/E Aerospace, Inc.	5.25%		4/1/2022	34,176	38,106,240
Exelis, Inc.	4.25%		10/1/2016	20,783	21,595,615
Litton Industries, Inc.	6.75%		4/15/2018	2,750	3,169,925
Total					62,871,780

Air Transportation 0.06%
American Airlines Group, Inc.†	5.50%		10/1/2019	14,303	14,392,394
Continental Airlines 1997-1 Class A Pass-Through Trust	7.461%		10/1/2016	381	388,228
US Airways 2012-1 Class C Pass-Through Trust	9.125%		10/1/2015	7,816	8,109,200
Total					22,889,822

166	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2014

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Auto Parts: Original Equipment 0.87%
Accuride Corp.	9.50%		8/1/2018	$24,256	$25,256,560
Continental Rubber of America Corp.†	4.50%		9/15/2019	126,304	132,492,643
Delphi Corp.	6.125%		5/15/2021	94,201	102,679,090
Hertz Corp. (The)	7.50%		10/15/2018	27,042	28,123,680
International Automotive Components Group SA (Luxembourg)†(a)	9.125%		6/1/2018	11,875	12,617,188
Schaeffler Holding Finance BV PIK (Netherlands)†(a)	6.875%		8/15/2018	28,892	30,372,715
Total					331,541,876

Automotive 0.06%
Ford Motor Credit Co. LLC	2.375%		1/16/2018	2,000	2,025,792
Kia Motors Corp. (South Korea)†(a)	3.625%		6/14/2016	13,600	14,042,340
Oshkosh Corp.	8.50%		3/1/2020	5,615	5,937,862
Tenneco, Inc.	7.75%		8/15/2018	2,000	2,088,800
Total					24,094,794

Banks: Money Center 0.91%
1Malaysia Sukuk Global Berhad (Malaysia)†(a)	3.928%		6/4/2015	13,575	13,797,073
Akbank TAS (Turkey)†(a)	3.875%		10/24/2017	7,850	8,039,279
Banco de Bogota SA (Colombia)†(a)	5.00%		1/15/2017	5,100	5,395,800
Banco Nacional de Costa Rica (Costa Rica)†(a)	4.875%		11/1/2018	19,000	19,285,000
Bank of America Corp.	5.25%		12/1/2015	16,304	16,994,931
Bank of America Corp.	5.42%		3/15/2017	95,402	103,225,918
Bank of America Corp.	5.49%		3/15/2019	48,802	54,478,600
Bank of America Corp.	5.75%		8/15/2016	41,970	44,990,161
BBVA Banco Continental SA (Peru)†(a)	2.25%		7/29/2016	12,655	12,765,731
Export-Import Bank of Korea (South Korea)(a)	0.98%	#	1/14/2017	11,250	11,312,550
Export-Import Bank of Korea (South Korea)(a)	1.085%	#	9/17/2016	6,100	6,141,090
Export-Import Bank of Korea (South Korea)(a)	3.75%		10/20/2016	6,675	7,018,496
Industrial & Commercial Bank of China Ltd.	2.351%		11/13/2017	24,500	24,656,947
Santander Bank NA	8.75%		5/30/2018	750	901,860
Wilmington Trust Corp.	8.50%		4/2/2018	10,931	12,945,802
Zions Bancorporation	5.50%		11/16/2015	3,755	3,889,692
Total					345,838,930

Banks: Regional 3.70%
Associated Banc-Corp.	5.125%		3/28/2016	69,516	73,049,081
Banco de Credito e Inversiones (Chile)†(a)	3.00%		9/13/2017	12,800	13,145,088
Banco del Estado de Chile (Chile)†(a)	2.00%		11/9/2017	34,000	34,205,224

See Notes to Financial Statements.	167

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2014

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks: Regional (continued)
Banco del Estado de Chile COD	2.03%		4/2/2015	$7,900	$7,942,107
Banco do Brasil SA	3.875%		1/23/2017	14,800	15,281,000
Banco Santander Chile (Chile)†(a)	2.108%	#	6/7/2018	24,000	24,348,000
Bangkok Bank PCL (Hong Kong)†(a)	3.30%		10/3/2018	11,000	11,361,933
Bank of America Corp.	5.70%		5/2/2017	36,522	39,774,028
Bank of America Corp.	6.05%		5/16/2016	71,574	76,431,226
Bank of America Corp.	10.20%		7/15/2015	12,006	12,710,092
Bank of America NA	5.30%		3/15/2017	175,370	189,950,613
Bank of America NA	6.10%		6/15/2017	22,452	24,904,634
Bank of Nova Scotia (The) (Canada)†(a)	2.15%		8/3/2016	14,450	14,790,948
Citigroup, Inc.	5.50%		2/15/2017	89,158	96,729,297
Discover Bank	8.70%		11/18/2019	23,473	29,194,145
Export-Import Bank of China (The) (China)†(a)	2.50%		7/31/2019	34,500	34,833,236
Fifth Third Bancorp	5.45%		1/15/2017	5,965	6,447,825
First Midwest Bancorp, Inc.	5.875%		11/22/2016	14,875	15,862,998
Goldman Sachs Group, Inc. (The)	2.233%	#	8/24/2016	3,350	3,411,730
Goldman Sachs Group, Inc. (The)	5.625%		1/15/2017	76,914	83,213,487
HBOS plc (United Kingdom)†(a)	6.75%		5/21/2018	125,524	141,377,681
ING Bank NV (Netherlands)†(a)	5.125%		5/1/2015	8,350	8,494,154
KeyBank NA	5.70%		11/1/2017	4,500	4,995,860
Korea Development Bank (The) (South Korea)(a)	0.857%	#	1/22/2017	23,100	23,163,895
Korea Exchange Bank (South Korea)†(a)	2.50%		6/12/2019	9,500	9,569,892
Lloyds Bank plc (United Kingdom)†(a)	6.50%		9/14/2020	16,250	18,940,529
Macquarie Bank Ltd. (Australia)†(a)	1.60%		10/27/2017	28,800	28,793,923
Macquarie Bank Ltd. (Australia)†(a)	5.00%		2/22/2017	6,055	6,526,878
Magyar Export-Import Bank Zrt (Hungary)†(a)	4.00%		1/30/2020	6,800	6,831,620
Morgan Stanley	3.00%		8/30/2015	2,250	2,283,041
Morgan Stanley	3.00%		8/31/2015	3,622	3,671,803
Morgan Stanley	5.95%		12/28/2017	17,575	19,744,774
National City Corp.	6.875%		5/15/2019	36,870	43,620,049
National Savings Bank (Sri Lanka)†(a)	8.875%		9/18/2018	15,100	17,214,000
PNC Funding Corp.	5.625%		2/1/2017	6,960	7,569,306
Popular, Inc.	7.00%		7/1/2019	7,515	7,590,150
Regions Bank	7.50%		5/15/2018	2,730	3,194,084
Regions Financial Corp.	5.75%		6/15/2015	3,580	3,663,890
Royal Bank of Scotland Group plc (United Kingdom)(a)	2.55%		9/18/2015	4,495	4,553,561
Royal Bank of Scotland NV (Netherlands)(a)	4.65%		6/4/2018	12,068	12,693,967

168	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2014

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks: Regional (continued)
Royal Bank of Scotland plc (The) (United Kingdom)(a)	4.375%		3/16/2016	$33,523	$34,962,813
Royal Bank of Scotland plc (The) (United Kingdom)(a)	9.50%		3/16/2022	42,495	48,758,126
Sberbank via SB Capital SA (Russia)†(a)	5.50%		2/26/2024	5,750	4,830,000
Standard Chartered Bank (United Kingdom)†(a)	6.40%		9/26/2017	39,371	44,289,540
Swedbank Hypotek AB (Sweden)†(a)	2.95%		3/28/2016	16,900	17,426,080
Synovus Financial Corp.	7.875%		2/15/2019	24,158	27,238,145
Turkiye Halk Bankasi AS (Turkey)†(a)	4.75%		6/4/2019	9,500	9,751,560
Turkiye Halk Bankasi AS (Turkey)†(a)	4.875%		7/19/2017	9,800	10,235,120
Turkiye Vakiflar Bankasi Tao (Turkey)†(a)	3.75%		4/15/2018	6,700	6,720,100
Turkiye Vakiflar Bankasi Tao (Turkey)†(a)	5.75%		4/24/2017	10,000	10,614,000
Valley National Bank	5.00%		7/15/2015	3,569	3,646,936
Vnesheconombank via VEB Finance plc (Ireland)†(a)	4.224%		11/21/2018	5,000	4,535,900
Total					1,405,088,069

Biotechnology Research & Production 0.15%
STHI Holding Corp.†	8.00%		3/15/2018	52,640	55,469,400

Brokers 0.58%
Jefferies Group LLC	3.875%		11/9/2015	8,500	8,713,180
Jefferies Group LLC	5.125%		4/13/2018	20,290	22,084,042
Jefferies Group LLC	5.50%		3/15/2016	9,315	9,863,467
Jefferies Group LLC	8.50%		7/15/2019	101,569	125,170,588
Raymond James Financial, Inc.	8.60%		8/15/2019	44,206	55,550,542
Total					221,381,819

Building Materials 0.31%
Ainsworth Lumber Co., Ltd. (Canada)†(a)	7.50%		12/15/2017	35,450	36,868,000
Cemex SAB de CV (Mexico)†(a)	4.981%	#	10/15/2018	12,000	12,555,000
Cemex SAB de CV (Mexico)†(a)	9.00%		1/11/2018	19,500	20,572,500
Cimento Tupi SA (Brazil)†(a)	9.75%		5/11/2018	6,225	5,976,000
Martin Marietta Materials, Inc.†	1.333%	#	6/30/2017	14,000	14,065,590
Martin Marietta Materials, Inc.	6.60%		4/15/2018	17,287	19,749,775
Owens Corning	6.50%		12/1/2016	221	242,440
Owens Corning	9.00%		6/15/2019	6,772	8,269,905
Total					118,299,210

See Notes to Financial Statements.	169

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2014

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Business Services 0.36%
Expedia, Inc.	7.456%	8/15/2018	$46,996	$55,000,500
Jaguar Holding Co. I PIK†	9.375%	10/15/2017	55,176	56,417,460
Korea Expressway Corp. (South Korea)†(a)	1.625%	4/28/2017	4,800	4,796,222
NES Rentals Holdings, Inc.†	7.875%	5/1/2018	19,595	20,476,775
Total				136,690,957

Cable Services 0.04%
Time Warner Cable, Inc.	8.75%	2/14/2019	13,453	16,888,735

Chemicals 0.98%
Albemarle Corp.	3.00%	12/1/2019	11,573	11,659,184
Incitec Pivot Ltd. (Australia)†(a)	4.00%	12/7/2015	1,717	1,763,802
Ineos Finance plc (United Kingdom)†(a)	7.50%	5/1/2020	70,460	74,247,225
Ineos Finance plc (United Kingdom)†(a)	8.375%	2/15/2019	39,172	41,963,005
Methanex Corp. (Canada)(a)	6.00%	8/15/2015	42,398	43,919,283
Nufarm Australia Ltd. (Australia)†(a)	6.375%	10/15/2019	9,975	9,912,656
PetroLogistics LP/PetroLogistics Finance Corp.	6.25%	4/1/2020	58,975	64,430,187
Rockwood Specialties Group, Inc.	4.625%	10/15/2020	72,650	76,191,687
Taminco Global Chemical Corp. (Belgium)†(a)	9.75%	3/31/2020	29,810	32,828,263
Yara International ASA (Norway)†(a)	7.875%	6/11/2019	12,855	15,500,765
Total				372,416,057

Coal 0.36%
Cloud Peak Energy Resources LLC/Cloud Peak
Energy Finance Corp.	8.50%	12/15/2019	45,462	47,212,287
CONSOL Energy, Inc.	8.25%	4/1/2020	34,396	36,330,775
Penn Virginia Corp.	7.25%	4/15/2019	56,397	51,321,270
Total				134,864,332

Communications & Media 0.25%
Digicel Ltd. (Jamaica)†(a)	8.25%	9/1/2017	91,912	94,324,690

Computer Hardware 0.15%
DynCorp International, Inc.	10.375%	7/1/2017	47,154	40,340,247
Seagate HDD Cayman	6.875%	5/1/2020	14,220	15,073,200
Total				55,413,447

Computer Software 0.57%
Aspect Software, Inc.	10.625%	5/15/2017	40,310	38,395,275
Brocade Communications Systems, Inc.	6.875%	1/15/2020	32,692	34,040,545
First Data Corp.	11.75%	8/15/2021	1,748	2,032,050

170	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2014

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Computer Software (continued)
First Data Corp.	12.625%		1/15/2021	$54,905	$65,474,212
Sophia LP/Sophia Finance, Inc.†	9.75%		1/15/2019	12,345	13,332,600
SRA International, Inc.	11.00%		10/1/2019	22,841	24,554,075
SunGard Data Systems, Inc.	7.375%		11/15/2018	37,338	38,878,193
SunGard Data Systems, Inc.	7.625%		11/15/2020	1,365	1,460,550
Total					218,167,500

Consumer Products 0.21%
Avon Products, Inc.	2.375%		3/15/2016	35,740	35,740,000
Avon Products, Inc.	4.60%		3/15/2020	46,107	43,410,202
Total					79,150,202

Containers 0.35%
Coveris Holdings SA (Luxembourg)†(a)	7.875%		11/1/2019	2,915	3,038,888
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA	7.125%		4/15/2019	14,756	15,318,572
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA	8.50%		5/15/2018	85,330	88,316,550
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA	9.00%		4/15/2019	6,342	6,643,245
Tekni-Plex, Inc.†	9.75%		6/1/2019	16,877	18,564,700
Total					131,881,955

Copper 0.01%
Southern Copper Corp.	6.375%		7/27/2015	4,400	4,551,800

Data Product, Equipment & Communications 0.05%
Fidelity National Information Services, Inc.	5.00%		3/15/2022	17,229	18,230,091

Diversified 0.22%
Alphabet Holding Co., Inc. PIK	7.75%		11/1/2017	87,853	79,946,230
Bombardier, Inc. (Canada)†(a)	7.75%		3/15/2020	4,737	5,234,385
Total					85,180,615

Drugs 0.95%
Bayer US Finance LLC†	0.481%	#	10/7/2016	20,000	20,016,420
Capsugel SA PIK (Luxembourg)†(a)	7.00%		5/15/2019	68,321	69,303,114
CFR International SpA (Chile)†(a)	5.125%		12/6/2022	42,001	46,024,318
Hospira, Inc.	6.05%		3/30/2017	29,082	31,745,650
Mylan, Inc.†	7.875%		7/15/2020	161,544	173,560,935
Valeant Pharmaceuticals International†	6.875%		12/1/2018	19,488	20,267,520
Total					360,917,957

See Notes to Financial Statements.	171

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2014

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Electric: Power 0.76%
Astoria Depositor Corp.†	7.902%	5/1/2021	$7,988	$8,307,429
Cleveland Electric Illuminating Co. (The)	5.70%	4/1/2017	11,296	12,277,396
Cleveland Electric Illuminating Co. (The)	8.875%	11/15/2018	6,393	7,991,538
Duquesne Light Holdings, Inc.	5.50%	8/15/2015	42,831	44,201,078
Entergy Corp.	3.625%	9/15/2015	8,425	8,577,846
Entergy Corp.	4.70%	1/15/2017	53,913	57,412,169
Metropolitan Edison Co.	7.70%	1/15/2019	10,431	12,594,181
Pennsylvania Electric Co.	6.05%	9/1/2017	2,074	2,315,495
Pepco Holdings, Inc.	2.70%	10/1/2015	10,024	10,170,902
PPL Energy Supply LLC Series A	5.70%	10/15/2035	11,720	12,010,246
PPL WEM Holdings Ltd. (United Kingdom)†(a)	3.90%	5/1/2016	79,010	81,953,834
Red Oak Power LLC	8.54%	11/30/2019	18,515	19,995,888
RJS Power Holdings LLC†	5.125%	7/15/2019	10,850	10,822,875
Total				288,630,877

Electrical Equipment 0.01%
STATS ChipPAC Ltd. (Singapore)†(a)	4.50%	3/20/2018	3,000	2,992,500

Electronics 0.15%
Jabil Circuit, Inc.	7.75%	7/15/2016	27,319	29,914,305
Jabil Circuit, Inc.	8.25%	3/15/2018	23,485	27,242,600
Total				57,156,905

Electronics: Semi-Conductors/Components 0.30%
Freescale Semiconductor, Inc.	10.75%	8/1/2020	16,504	18,195,660
KLA-Tencor Corp.	2.375%	11/1/2017	33,975	34,355,214
KLA-Tencor Corp.	3.375%	11/1/2019	58,284	59,584,899
Total				112,135,773

Energy Equipment & Services 0.83%
Copano Energy LLC/Copano Energy Finance Corp.	7.125%	4/1/2021	112,945	123,516,991
Energy Transfer Partners LP	9.00%	4/15/2019	92,653	116,805,043
Energy Transfer Partners LP	9.70%	3/15/2019	51,882	66,265,662
Greenko Dutch BV (Netherlands)†(a)	8.00%	8/1/2019	9,600	9,072,000
Total				315,659,696

Engineering & Contracting Services 0.06%
New Enterprise Stone & Lime Co., Inc.	11.00%	9/1/2018	24,293	23,078,350

172	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2014

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Entertainment 0.76%
CCO Holdings LLC/CCO Holdings Capital Corp.	7.00%	1/15/2019	$88,946	$92,837,387
CCO Holdings LLC/CCO Holdings Capital Corp.	7.25%	10/30/2017	10,129	10,559,482
CCO Holdings LLC/CCO Holdings Capital Corp.	8.125%	4/30/2020	525	557,813
Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp.†	8.875%	4/15/2017	62,347	63,710,841
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.†	9.50%	6/15/2019	30,750	32,979,375
Seminole Tribe of Florida, Inc.†	6.535%	10/1/2020	21,932	23,686,560
Seminole Tribe of Florida, Inc.†	7.804%	10/1/2020	10,760	11,674,600
Shingle Springs Tribal Gaming Authority†	9.75%	9/1/2021	22,950	25,990,875
Vail Resorts, Inc.	6.50%	5/1/2019	17,525	18,302,672
WMG Holdings Corp.†	13.75%	10/1/2019	1,400	1,613,500
WMG Holdings Corp.	13.75%	10/1/2019	6,022	6,940,355
Total				288,853,460

Financial Services 2.55%
Air Lease Corp.	4.50%	1/15/2016	27,832	28,597,380
Air Lease Corp.	5.625%	4/1/2017	253,109	272,724,947
Alfa Bank OJSC Via Alfa Bond Issuance plc (Ireland)†(a)	7.875%	9/25/2017	25,700	26,406,750
Banco Bradesco SA†	4.50%	1/12/2017	9,100	9,555,000
Banco de Credito del Peru (Peru)†(a)	2.75%	1/9/2018	10,593	10,587,704
Bank of America Corp.	7.75%	8/15/2015	11,535	12,091,771
Bank of America Corp.	7.80%	9/15/2016	58,259	64,688,521
Countrywide Financial Corp.	6.25%	5/15/2016	19,602	20,985,823
Dun & Bradstreet Corp. (The)	2.875%	11/15/2015	6,746	6,853,167
Dun & Bradstreet Corp. (The)	3.25%	12/1/2017	34,357	35,724,031
Fidelity National Financial, Inc.	6.60%	5/15/2017	26,492	29,376,184
Graton Economic Development Authority†	9.625%	9/1/2019	30,765	34,149,150
Hyundai Capital Services, Inc. (South Korea)†(a)	6.00%	5/5/2015	3,780	3,862,298
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.	7.375%	10/1/2017	8,823	9,286,208
Legacy Reserves LP/Legacy Reserves Finance Corp.	8.00%	12/1/2020	12,475	11,851,250
Lloyds Bank plc (United Kingdom)(a)	9.875%	12/16/2021	19,695	22,747,725
Macquarie Group Ltd. (Australia)†(a)	6.00%	1/14/2020	21,622	24,646,031
Macquarie Group Ltd. (Australia)†(a)	7.625%	8/13/2019	6,526	7,909,173
Milestone Aviation Group Ltd. (The) (Ireland)†(a)	8.625%	12/15/2017	28,495	31,682,878
MU Finance plc (United Kingdom)†(a)	8.375%	2/1/2017	62,419	64,447,553
Nationstar Mortgage LLC/Nationstar Capital Corp.	7.875%	10/1/2020	4,465	4,319,888

See Notes to Financial Statements.	173

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2014

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Financial Services (continued)
Nationstar Mortgage LLC/Nationstar Capital Corp.	9.625%		5/1/2019	$49,100	$53,150,750
ROC Finance LLC/ROC Finance 1 Corp.†	12.125%		9/1/2018	39,853	41,945,282
SteelRiver Transmission Co. LLC†	4.71%		6/30/2017	19,940	20,873,742
Utility Contract Funding LLC†	7.944%		10/1/2016	16,666	17,749,867
Western Union Co. (The)	1.231%	#	8/21/2015	28,950	29,076,714
Western Union Co. (The)	2.875%		12/10/2017	45,708	46,877,759
Western Union Co. (The)	3.35%		5/22/2019	24,500	25,268,834
Total					967,436,380

Financial: Miscellaneous 0.39%
Ford Motor Credit Co. LLC	4.207%		4/15/2016	24,075	25,058,825
Ford Motor Credit Co. LLC	4.25%		2/3/2017	12,825	13,549,266
Ford Motor Credit Co. LLC	5.00%		5/15/2018	2,500	2,736,840
Ford Motor Credit Co. LLC	6.625%		8/15/2017	500	562,617
Kayne Anderson MLP Investment Co.	1.484%	#	8/19/2016	89,850	90,040,122
NASDAQ OMX Group, Inc. (The)	5.25%		1/16/2018	14,700	16,118,021
Total					148,065,691

Food 0.91%
Big Heart Pet Brands	7.625%		2/15/2019	67,360	66,139,100
Minerva Luxembourg SA (Luxembourg)†(a)	12.25%		2/10/2022	4,820	5,571,920
NBTY, Inc.	9.00%		10/1/2018	400	409,000
Southern States Cooperative, Inc.†	10.00%		8/15/2021	13,000	12,675,000
Tesco plc (United Kingdom)†(a)	2.70%		1/5/2017	800	804,490
Tesco plc (United Kingdom)†(a)	5.50%		11/15/2017	87,890	94,725,117
Tesco plc (United Kingdom)(a)	5.50%		11/15/2017	676	738,192
US Foods, Inc.	8.50%		6/30/2019	131,140	139,467,390
Want Want China Finance Ltd. (China)†(a)	1.875%		5/14/2018	24,300	24,009,275
Total					344,539,484

Gaming 0.39%
CCM Merger, Inc.†	9.125%		5/1/2019	33,335	36,001,800
Isle of Capri Casinos, Inc.	7.75%		3/15/2019	10,098	10,628,145
Mohegan Tribal Gaming Authority†	11.00%		9/15/2018	60,054	59,453,460
Pinnacle Entertainment, Inc.	7.50%		4/15/2021	11,727	12,459,937
Pinnacle Entertainment, Inc.	8.75%		5/15/2020	25,877	27,656,044
Total					146,199,386

174	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2014

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Health Care 0.05%
VWR Funding, Inc.†	10.75%	6/30/2017	$760	$760,231
Zoetis, Inc.	1.15%	2/1/2016	19,070	19,096,736
Total				19,856,967

Health Care Products 0.87%
Biomet, Inc.	6.50%	8/1/2020	64,094	68,780,553
Biomet, Inc.	6.50%	10/1/2020	68,003	72,185,184
Forest Laboratories, Inc.†	4.375%	2/1/2019	127,436	135,694,363
Immucor, Inc.	11.125%	8/15/2019	46,364	50,768,580
Life Technologies Corp.	3.50%	1/15/2016	1,000	1,027,369
Total				328,456,049

Health Care Services 1.41%
CHS/Community Health Systems, Inc.	8.00%	11/15/2019	8,545	9,164,513
DaVita HealthCare Partners, Inc.	6.625%	11/1/2020	50,822	53,394,864
Emdeon, Inc.	11.00%	12/31/2019	25,049	27,710,456
Gentiva Health Services, Inc.	11.50%	9/1/2018	1,890	2,019,938
HCA Holdings, Inc.	7.75%	5/15/2021	7,736	8,316,200
IASIS Healthcare LLC/IASIS Capital Corp.	8.375%	5/15/2019	59,776	62,914,240
Omega Healthcare Investors, Inc.	6.75%	10/15/2022	181,909	194,187,857
Omega Healthcare Investors, Inc.	7.50%	2/15/2020	124,798	131,037,900
Senior Housing Properties Trust	3.25%	5/1/2019	9,125	9,250,651
Senior Housing Properties Trust	4.30%	1/15/2016	5,380	5,512,881
Senior Housing Properties Trust	6.75%	4/15/2020	27,928	32,024,339
Total				535,533,839

Hospital Management 0.01%
United Surgical Partners International, Inc.	9.00%	4/1/2020	2,965	3,202,200

Industrial Products 0.03%
PPL WW Holdings Ltd. (United Kingdom)†(a)	7.25%	12/15/2017	9,185	10,459,189

Insurance 0.35%
CNO Financial Group, Inc.†	6.375%	10/1/2020	9,774	10,458,180
Kemper Corp.	6.00%	11/30/2015	19,150	20,042,122
TIAA Asset Management Finance Co. LLC†	2.95%	11/1/2019	31,238	31,484,624
UnumProvident Finance Co. plc (United Kingdom)†(a)	6.85%	11/15/2015	434	457,329
Willis Group Holdings plc (United Kingdom)(a)	4.125%	3/15/2016	35,194	36,451,059
Willis North America, Inc.	6.20%	3/28/2017	30,321	33,098,495
Total				131,991,809

See Notes to Financial Statements.	175

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2014

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Investment Management Companies 0.43%
Ares Capital Corp.	4.875%	11/30/2018	$14,496	$15,314,647
Grupo Aval Ltd.†	5.25%	2/1/2017	12,800	13,568,000
Lazard Group LLC	6.85%	6/15/2017	76,852	86,446,281
Leucadia National Corp.	8.125%	9/15/2015	45,636	48,191,616
Total				163,520,544

Leasing 0.38%
Aviation Capital Group Corp.†	3.875%	9/27/2016	18,616	19,151,042
Aviation Capital Group Corp.†	4.625%	1/31/2018	45,897	47,801,175
Aviation Capital Group Corp.†	7.125%	10/15/2020	11,892	13,727,483
International Lease Finance Corp.†	7.125%	9/1/2018	54,980	62,539,750
Total				143,219,450

Leisure 0.11%
Central Garden & Pet Co.	8.25%	3/1/2018	29,323	29,176,385
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.	7.75%	8/15/2020	13,270	14,198,900
Total				43,375,285

Lodging 1.32%
Grupo Posadas SAB de CV (Mexico)†(a)	7.875%	11/30/2017	14,339	13,980,525
Host Hotels & Resorts LP	5.875%	6/15/2019	170,811	179,800,270
Host Hotels & Resorts LP	6.00%	11/1/2020	213,543	227,402,581
Hyatt Hotels Corp.†	6.875%	8/15/2019	3,825	4,434,931
Marina District Finance Co., Inc.	9.875%	8/15/2018	29,822	31,430,897
Studio City Finance Ltd. (Hong Kong)†(a)	8.50%	12/1/2020	42,186	45,349,950
Total				502,399,154

Machinery: Agricultural 0.41%
Imperial Tobacco Finance plc (United Kingdom)†(a)	2.05%	2/11/2018	1,030	1,030,497
Lorillard Tobacco Co.	6.875%	5/1/2020	65,779	78,252,211
Lorillard Tobacco Co.	8.125%	6/23/2019	53,719	65,945,767
MHP SA (Ukraine)†(a)	10.25%	4/29/2015	11,802	11,538,815
Total				156,767,290

Machinery: Industrial/Specialty 0.03%
Cleaver-Brooks, Inc.†	8.75%	12/15/2019	10,750	11,663,750

Machinery: Oil Well Equipment & Services 0.05%
National Oilwell Varco, Inc.	6.125%	8/15/2015	20,320	20,335,728

176	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2014

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Media 0.49%
Columbus International, Inc. (Barbados)†(a)	7.375%		3/30/2021	$1,050	$1,122,188
Gannett Co., Inc.	7.125%		9/1/2018	18,533	19,274,320
Harron Communications LP/Harron Finance Corp.†	9.125%		4/1/2020	15,783	17,440,215
LIN Television Corp.	8.375%		4/15/2018	4,726	4,923,901
NET Servicos de Comunicacao SA (Brazil)(a)	7.50%		1/27/2020	26,663	28,022,813
Ono Finance II plc (Ireland)†(a)	10.875%		7/15/2019	30,348	32,472,360
Sirius XM Radio, Inc.†	5.25%		8/15/2022	14,262	15,046,410
Videotron Ltd. (Canada)(a)	6.375%		12/15/2015	1,448	1,453,575
Videotron Ltd. (Canada)(a)	9.125%		4/15/2018	1,476	1,531,350
WideOpenWest Finance LLC/WideOpenWest Capital Corp.	10.25%		7/15/2019	60,072	65,478,480
Total					186,765,612

Merchandising 0.06%
Kemet Corp.	10.50%		5/1/2018	20,900	21,631,500

Metal Fabricating 0.15%
Edgen Murray Corp.†	8.75%		11/1/2020	32,644	35,949,205
Glencore Canada Corp. (Canada)(a)	5.50%		6/15/2017	7,605	8,240,147
Glencore Canada Corp. (Canada)(a)	6.00%		10/15/2015	10,906	11,365,895
Total					55,555,247

Metals & Minerals: Miscellaneous 0.83%
Anglo American Capital plc (United Kingdom)†(a)	1.181%	#	4/15/2016	11,250	11,296,485
AngloGold Ashanti Holdings plc (Isle Of Man)(a)	8.50%		7/30/2020	6,361	6,861,929
Barrick Gold Corp. (Canada)(a)	2.90%		5/30/2016	1,808	1,842,025
Barrick Gold Corp. (Canada)(a)	6.95%		4/1/2019	9,650	11,110,981
Glencore Finance Canada Ltd. (Canada)†(a)	2.05%		10/23/2015	71,906	72,514,253
Glencore Finance Canada Ltd. (Canada)†(a)	2.70%		10/25/2017	14,884	15,159,711
Glencore Finance Canada Ltd. (Canada)†(a)	3.60%		1/15/2017	31,100	32,331,373
IAMGOLD Corp. (Canada)†(a)	6.75%		10/1/2020	16,308	13,127,940
KGHM International Ltd. (Canada)†(a)	7.75%		6/15/2019	23,566	24,862,130
Kinross Gold Corp. (Canada)(a)	3.625%		9/1/2016	77,312	79,148,083
New Gold, Inc. (Canada)†(a)	7.00%		4/15/2020	44,894	45,286,822
Total					313,541,732

Miscellaneous 0.02%
Majapahit Holding BV (Netherlands)†(a)	7.75%		10/17/2016	8,215	9,087,844

See Notes to Financial Statements.	177

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2014

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Natural Gas 0.18%
Bill Barrett Corp.	7.625%		10/1/2019	$3,169	$3,050,163
Kinder Morgan, Inc.	7.00%		6/15/2017	30,270	34,015,912
Kinder Morgan, Inc.	7.25%		6/1/2018	21,550	25,037,868
SourceGas LLC†	5.90%		4/1/2017	3,180	3,441,790
Southern Star Central Gas Pipeline, Inc.†	6.00%		6/1/2016	2,965	3,134,186
Total					68,679,919

Oil 2.45%
Afren plc (United Kingdom)†(a)	6.625%		12/9/2020	8,300	6,806,000
Afren plc (United Kingdom)†(a)	10.25%		4/8/2019	11,300	10,498,152
Afren plc (United Kingdom)†(a)	11.50%		2/1/2016	17,250	16,991,250
Alliance Oil Co., Ltd. (Russia)†(a)	9.875%		3/11/2015	3,000	2,958,900
Athlon Holdings LP/Athlon Finance Corp.	7.375%		4/15/2021	9,424	10,825,820
BreitBurn Energy Partners LP/BreitBurn Finance Corp.	8.625%		10/15/2020	20,088	19,686,240
Canadian Oil Sands Ltd. (Canada)†(a)	7.75%		5/15/2019	28,636	34,412,253
Chaparral Energy, Inc.	8.25%		9/1/2021	18,815	18,156,475
Chaparral Energy, Inc.	9.875%		10/1/2020	31,305	32,400,675
CNPC General Capital Ltd. (China)†(a)	1.133%	#	5/14/2017	27,800	27,862,883
CNPC General Capital Ltd. (China)†(a)	1.45%		4/16/2016	16,600	16,641,102
CNPC General Capital Ltd. (China)†(a)	2.75%		4/19/2017	9,800	10,000,577
Continental Resources, Inc.	7.125%		4/1/2021	103,099	113,537,774
Continental Resources, Inc.	7.375%		10/1/2020	85,836	92,810,175
DCP Midstream LLC†	9.75%		3/15/2019	35,977	46,023,325
Delek & Avner Tamar Bond Ltd. (Israel)†(a)	2.803%		12/30/2016	10,000	10,022,470
Energy XXI Gulf Coast, Inc.	7.75%		6/15/2019	33,178	26,708,290
Energy XXI Gulf Coast, Inc.	9.25%		12/15/2017	2,629	2,366,100
Gulf South Pipeline Co. LP†	6.30%		8/15/2017	1,300	1,446,181
Harvest Operations Corp. (Canada)†(a)	2.125%		5/14/2018	4,800	4,812,562
Hilcorp Energy I LP/Hilcorp Finance Co.†	7.625%		4/15/2021	28,599	29,885,955
Hilcorp Energy I LP/Hilcorp Finance Co.†	8.00%		2/15/2020	46,335	48,420,075
KazMunaiGas National Co. JSC (Kazakhstan)†(a)	11.75%		1/23/2015	4,900	4,966,591
Kodiak Oil & Gas Corp.	8.125%		12/1/2019	53,979	58,297,320
LUKOIL International Finance BV (Netherlands)†(a)	3.416%		4/24/2018	13,800	12,592,500
MEG Energy Corp. (Canada)†(a)	6.50%		3/15/2021	14,250	13,181,250
Noble Holding International Ltd.	3.45%		8/1/2015	3,975	4,043,350
Pacific Drilling SA (Luxembourg)(a)	8.25%		2/23/2015	35,050	35,312,875
Panhandle Eastern Pipe Line Co. LP	7.00%		6/15/2018	9,427	10,909,801
Petroleos de Venezuela SA (Venezuela)(a)	5.25%		4/12/2017	3,250	2,019,875

178	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2014

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Oil (continued)
Petroleos de Venezuela SA (Venezuela)†(a)	8.50%		11/2/2017	$5,000	$3,512,500
Ras Laffan Liquefied Natural Gas Co., Ltd. III (Qatar)†(a)	5.832%		9/30/2016	6,254	6,589,751
Rosneft Finance SA (Luxembourg)†(a)	7.875%		3/13/2018	39,075	40,100,719
Rosneft Oil Co. via Rosneft International Finance Ltd. (Ireland)†(a)	3.149%		3/6/2017	28,900	27,082,190
Seadrill Ltd.†	6.125%		9/15/2017	8,780	8,231,250
Seven Generations Energy Ltd. (Canada)†(a)	8.25%		5/15/2020	19,101	19,865,040
Seventy Seven Operating LLC	6.625%		11/15/2019	29,950	26,955,000
Sinopec Capital 2013 Ltd.†	1.25%		4/24/2016	9,600	9,611,568
Sinopec Group Overseas Development 2013 Ltd.†	2.50%		10/17/2018	19,500	19,709,215
Sinopec Group Overseas Development 2014 Ltd.†	1.009%	#	4/10/2017	37,800	37,874,466
Whiting Petroleum Corp.	6.50%		10/1/2018	805	829,150
Woodside Finance Ltd. (Australia)†(a)	8.75%		3/1/2019	2,850	3,575,131
Total					928,532,776

Oil: Crude Producers 1.83%
Access Midstream Partners LP/ACMP Finance Corp.	5.875%		4/15/2021	132,600	138,898,500
AK Transneft OJSC via TransCapitalInvest Ltd. (Ireland)†(a)	8.70%		8/7/2018	4,800	5,194,560
Cimarex Energy Co.	5.875%		5/1/2022	20,426	21,753,690
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.	7.75%		4/1/2019	38,916	40,569,930
Enbridge Energy Partners LP	5.20%		3/15/2020	11,550	12,892,122
Enbridge Energy Partners LP	6.50%		4/15/2018	3,525	4,029,382
Enbridge Energy Partners LP	9.875%		3/1/2019	46,537	60,160,939
EnLink Midstream Partners LP/EnLink Midstream Finance Corp.	7.125%		6/1/2022	85,409	98,433,872
EPL Oil & Gas, Inc.	8.25%		2/15/2018	8,376	7,705,920
Forest Oil Corp.	7.25%		6/15/2019	27,646	27,576,885
Genesis Energy LP/Genesis Energy Finance Corp.	7.875%		12/15/2018	21,031	21,872,240
Gulfstream Natural Gas System LLC†	5.56%		11/1/2015	10,510	10,926,028
Kinder Morgan Finance Co. LLC	5.70%		1/5/2016	423	443,564
Kinder Morgan, Inc.	2.00%		12/1/2017	11,475	11,507,451
Kinder Morgan, Inc.	3.05%		12/1/2019	24,125	24,282,440
Midcontinent Express Pipeline LLC†	6.70%		9/15/2019	31,457	35,231,840
OGX Austria GmbH (Austria)†(a)(b)	8.50%		6/1/2018	31,150	389,375
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp.	8.375%		6/1/2020	28,550	31,119,500

See Notes to Financial Statements.	179

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2014

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil: Crude Producers (continued)
Regency Energy Partners LP/Regency Energy Finance Corp.	6.875%	12/1/2018	$31,189	$32,300,108
Regency Energy Partners LP/Regency Energy Finance Corp.†	8.375%	6/1/2019	26,507	27,898,618
Sabine Pass LNG LP	6.50%	11/1/2020	16,055	16,737,338
Southern Natural Gas Co. LLC†	5.90%	4/1/2017	4,400	4,834,042
Sunoco Logistics Partners Operations LP	6.125%	5/15/2016	2,900	3,044,278
Sunoco, Inc.	5.75%	1/15/2017	12,908	14,061,420
W&T Offshore, Inc.	8.50%	6/15/2019	49,263	43,105,125
Total				694,969,167

Oil: Integrated Domestic 1.84%
Basic Energy Services, Inc.	7.75%	2/15/2019	5,850	4,914,000
Buckeye Partners LP	4.875%	2/1/2021	8,650	9,285,135
Buckeye Partners LP	6.05%	1/15/2018	8,670	9,671,446
Carrizo Oil & Gas, Inc.	8.625%	10/15/2018	37,541	39,042,640
Colorado Interstate Gas Co. LLC	6.80%	11/15/2015	49,238	51,917,729
El Paso Pipeline Partners Operating Co. LLC	4.10%	11/15/2015	10,915	11,236,087
El Paso Pipeline Partners Operating Co. LLC	6.50%	4/1/2020	48,250	55,590,707
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc.	6.125%	6/15/2019	12,947	14,144,597
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc.	6.50%	11/15/2020	32,671	35,611,390
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc.	6.625%	5/1/2021	59,601	65,337,596
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc.	6.75%	2/1/2022	28,352	31,718,800
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc.	7.625%	4/1/2020	143,938	152,669,711
Kinder Morgan Energy Partners LP	6.85%	2/15/2020	25,399	29,817,207
Kinder Morgan Energy Partners LP	9.00%	2/1/2019	5,140	6,365,700
Korea National Oil Corp. (South Korea)†(a)	2.75%	1/23/2019	10,000	10,217,810
Korea National Oil Corp. (South Korea)†(a)	2.875%	11/9/2015	30,455	31,021,950
Newfield Exploration Co.	6.875%	2/1/2020	81,820	84,990,525
Rowan Cos., Inc.	7.875%	8/1/2019	30,676	36,784,389
Texas Gas Transmission LLC	4.60%	6/1/2015	17,542	17,893,015
Total				698,230,434

180	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2014

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Oil: Integrated International 1.06%
Petrobras Global Finance BV (Netherlands)(a)	1.852%	#	5/20/2016	$24,300	$23,724,090
Petrobras Global Finance BV (Netherlands)(a)	2.371%	#	1/15/2019	45,740	43,571,924
Petrobras Global Finance BV (Netherlands)(a)	2.595%	#	3/17/2017	74,878	73,202,979
Petrobras International Finance Co. SA (Luxembourg)(a)	2.875%		2/6/2015	53,025	52,930,032
Petrobras International Finance Co. SA (Luxembourg)(a)	3.50%		2/6/2017	3,955	3,936,570
Petrobras International Finance Co. SA (Luxembourg)(a)	3.875%		1/27/2016	14,450	14,544,647
Petroleos Mexicanos (Mexico)(a)	2.251%	#	7/18/2018	14,600	15,092,750
Transocean, Inc.	6.50%		11/15/2020	50,748	50,278,378
Weatherford International Ltd.	9.625%		3/1/2019	100,252	125,406,430
Total					402,687,800

Paper & Forest Products 0.31%
Cascades, Inc. (Canada)(a)	7.875%		1/15/2020	37,586	39,371,335
Exopack Holding Corp.†	10.00%		6/1/2018	48,575	52,278,844
Mercer International, Inc. (Canada)†(a)	7.00%		12/1/2019	26,900	27,236,250
Total					118,886,429

Production Technology Equipment 0.03%
CNOOC Finance 2013 Ltd. (Hong Kong)(a)	1.75%		5/9/2018	9,700	9,621,692

Publishing 0.00%
21st Century Fox America, Inc.	7.60%		10/11/2015	1,118	1,183,593

Radio & TV Broadcasters 0.00%
Sky plc (United Kingdom)†(a)	9.50%		11/15/2018	1,389	1,762,924

Real Estate Investment Trusts 1.57%
American Tower Corp.	7.00%		10/15/2017	18,105	20,512,730
American Tower Corp.	7.25%		5/15/2019	44,662	52,662,885
ARC Properties Operating Partnership LP/Clark Acquisition LLC	2.00%		2/6/2017	59,960	57,553,865
ARC Properties Operating Partnership LP/Clark Acquisition LLC	3.00%		2/6/2019	100,193	95,070,032
Corrections Corp. of America	4.125%		4/1/2020	3,402	3,367,980
DDR Corp.	7.50%		7/15/2018	1,880	2,216,082
DDR Corp.	9.625%		3/15/2016	5,940	6,583,106
Digital Realty Trust LP	4.50%		7/15/2015	13,910	14,104,406
Digital Realty Trust LP	5.875%		2/1/2020	77,543	87,545,659

See Notes to Financial Statements.	181

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2014

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Real Estate Investment Trusts (continued)
EPR Properties	7.75%	7/15/2020	$55,974	$68,007,123
Healthcare Realty Trust, Inc.	5.75%	1/15/2021	4,623	5,199,553
Healthcare Realty Trust, Inc.	6.50%	1/17/2017	18,080	19,973,103
Hospitality Properties Trust	6.30%	6/15/2016	22,135	23,255,429
Hospitality Properties Trust	6.70%	1/15/2018	4,000	4,457,676
Iron Mountain, Inc.	8.375%	8/15/2021	67,622	70,411,407
Kilroy Realty LP	4.80%	7/15/2018	20,848	22,620,247
Liberty Property LP	5.125%	3/2/2015	2,245	2,270,312
Potlatch Corp.	6.95%	12/15/2015	1,500	1,590,937
Reckson Operating Partnership LP	6.00%	3/31/2016	6,716	7,120,800
SL Green Realty Corp.	5.00%	8/15/2018	11,525	12,442,206
SL Green Realty Corp.	7.75%	3/15/2020	14,840	17,923,440
Total				594,888,978

Restaurants 0.25%
Darden Restaurants, Inc.	6.45%	10/15/2017	83,936	93,087,458

Retail 1.11%
Academy Ltd./Academy Finance Corp.†	9.25%	8/1/2019	11,601	12,442,072
Burger King Corp.	9.875%	10/15/2018	726	764,115
Chinos Intermediate Holdings Class A, Inc. PIK†	7.75%	5/1/2019	73,092	69,254,670
DBP Holding Corp.†	7.75%	10/15/2020	16,625	15,045,625
Michaels FinCo Holdings LLC/Michaels FinCo, Inc. PIK†	7.50%	8/1/2018	18,530	18,993,250
New Academy Finance Co. LLC/New Academy Finance Corp. PIK†	8.00%	6/15/2018	46,084	46,314,420
Party City Holdings, Inc.	8.875%	8/1/2020	25,646	27,761,795
Petco Holdings, Inc. PIK†	8.50%	10/15/2017	23,322	23,613,525
QVC, Inc.†	7.375%	10/15/2020	165,349	174,649,881
Walgreens Boots Alliance, Inc.	2.70%	11/18/2019	33,565	33,984,697
Total				422,824,050

Retail: Specialty 0.07%
Petco Animal Supplies, Inc.†	9.25%	12/1/2018	25,704	26,924,940

Savings & Loan 0.40%
Amsouth Bank	5.20%	4/1/2015	47,494	48,162,573
Santander Holdings USA, Inc.	3.00%	9/24/2015	55,995	56,789,905
Santander Holdings USA, Inc.	4.625%	4/19/2016	46,073	48,295,009
Total				153,247,487

182	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2014

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Security Services 0.07%
Smith & Wesson Holding Corp.†	5.00%		7/15/2018	$2,100	$2,104,074
Smith & Wesson Holding Corp.†	5.875%		6/15/2017	24,700	25,317,500
Total					27,421,574

Steel 0.38%
Allegheny Technologies, Inc.	9.375%		6/1/2019	48,696	56,695,097
Glencore Funding LLC†	1.396%	#	5/27/2016	27,700	27,858,471
Glencore Funding LLC†	1.591%	#	1/15/2019	4,400	4,480,529
Glencore Funding LLC†	1.70%		5/27/2016	40,890	41,094,491
GTL Trade Finance, Inc.†	7.25%		10/20/2017	676	757,120
Vale Overseas Ltd. (Brazil)(a)	6.25%		1/11/2016	14,390	15,193,106
Total					146,078,814

Technology 0.54%
Alibaba Group Holding Ltd. (China)†(a)	1.625%		11/28/2017	38,570	38,663,262
Alibaba Group Holding Ltd. (China)†(a)	2.50%		11/28/2019	48,230	48,215,145
Baidu, Inc. (China)(a)	2.25%		11/28/2017	18,800	18,938,124
Baidu, Inc. (China)(a)	2.75%		6/9/2019	14,800	14,871,188
Baidu, Inc. (China)(a)	3.25%		8/6/2018	14,500	14,966,320
Fiserv, Inc.	6.80%		11/20/2017	11,450	13,085,300
Tencent Holdings Ltd. (China)†(a)	2.00%		5/2/2017	14,800	14,826,181
Tencent Holdings Ltd. (China)†(a)	3.375%		5/2/2019	25,350	25,896,419
Tencent Holdings Ltd. (China)†(a)	4.625%		12/12/2016	13,100	13,841,539
Total					203,303,478

Telecommunications 0.83%
Altice Financing SA (Luxembourg)†(a)	7.875%		12/15/2019	18,028	19,172,778
Block Communications, Inc.†	7.25%		2/1/2020	18,453	19,283,385
Cincinnati Bell, Inc.	8.75%		3/15/2018	50,832	52,687,368
Consolidated Communications, Inc.	10.875%		6/1/2020	51,284	58,399,655
Embarq Corp.	7.082%		6/1/2016	7,899	8,527,611
Intelsat Jackson Holdings SA (Luxembourg)(a)	7.25%		4/1/2019	1,655	1,737,750
Level 3 Communications, Inc.	8.875%		6/1/2019	24,315	26,138,625
Level 3 Communications, Inc.	11.875%		2/1/2019	22,592	24,371,120
Qwest Corp.	7.625%		6/15/2015	500	516,606
Sable International Finance Ltd.†	8.75%		2/1/2020	27,630	30,116,700
Turk Telekomunikasyon AS (Turkey)†(a)	3.75%		6/19/2019	26,650	27,099,719
UPCB Finance III Ltd.†	6.625%		7/1/2020	16,475	17,298,750
UPCB Finance Ltd.†(c)	7.625%		1/15/2020	EUR 6,400	8,346,037

See Notes to Financial Statements.	183

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2014

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Telecommunications (continued)
Vimpel Communications OJSC via UBS Luxembourg SA (Luxembourg)†(a)	8.25%		5/23/2016	$13,400	$13,735,000
VimpelCom Holdings BV (Netherlands)†(a)	5.20%		2/13/2019	4,800	4,368,000
Windstream Corp.	8.125%		9/1/2018	2,255	2,355,911
Total					314,155,015

Telephone-Long Distance 0.05%
America Movil SAB de CV (Mexico)(a)	1.235%	#	9/12/2016	19,400	19,541,717

Textile Products 0.13%
Polymer Group, Inc.	7.75%		2/1/2019	47,862	50,015,790

Tobacco 0.06%
Reynolds American, Inc.	7.75%		6/1/2018	20,319	23,899,655

Transportation: Miscellaneous 0.32%
Air Medical Group Holdings, Inc.	9.25%		11/1/2018	29,765	31,290,457
Asciano Finance Ltd. (Australia)†(a)	3.125%		9/23/2015	24,966	25,338,917
Kazakhstan Temir Zholy Finance BV (Netherlands)(a)	7.00%		5/11/2016	12,700	13,496,290
Marquette Transportation Co. LLC/Marquette Transportation Finance Corp.	10.875%		1/15/2017	39,970	41,468,875
Transnet SOC Ltd. (South Africa)†(a)	4.50%		2/10/2016	9,600	9,918,355
Total					121,512,894

Truckers 0.08%
Con-way, Inc.	7.25%		1/15/2018	25,232	28,740,762

Utilities 0.21%
Origin Energy Finance Ltd. (Australia)†(a)	3.50%		10/9/2018	55,120	56,808,105
Public Service Co. of New Mexico	7.95%		5/15/2018	19,955	23,806,475
Total					80,614,580

Utilities: Electrical 0.10%
Israel Electric Corp. Ltd. (Israel)†(a)	6.70%		2/10/2017	16,600	18,044,200
Israel Electric Corp. Ltd. (Israel)†(a)	7.25%		1/15/2019	4,500	5,116,500
Jersey Central Power & Light Co.	5.625%		5/1/2016	8,500	9,032,185
SCANA Corp.	6.25%		4/1/2020	6,080	7,027,629
Total					39,220,514

Wholesale 0.14%
Interline Brands, Inc. PIK	10.00%		11/15/2018	51,989	54,588,450
Total Corporate Bonds (cost $15,038,142,914)					14,990,271,239

184	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2014

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
FLOATING RATE LOANS(d) 4.91%

Aerospace/Defense 0.34%
Alliant Techsystems, Inc. Term Loan B	3.50%	11/1/2020	$27,039	$26,988,263
Delos Finance S.A.R.L. Term Loan (Luxembourg)(a)	3.50%	3/6/2021	85,255	85,272,904
DigitalGlobe, Inc. Term Loan	3.75%	1/31/2020	16,725	16,693,290
Total				128,954,457

Apparel 0.04%
PVH Corp. Tranche B Term Loan	3.25%	2/13/2020	15,500	15,549,995

Banks: Money Center 0.07%
Ocwen Loan Servicing Initial Term Loan	5.00%	2/15/2018	27,652	26,605,105

Chemicals 0.10%
Celanese US Holdings LLC Dollar Term Loan C3	2.485%	10/31/2018	13,094	13,128,370
Taminco Global Chemical Corp. Tranche B3 Initial Dollar Term Loan	3.25%	2/15/2019	25,003	24,975,759
Total				38,104,129

Consumer Products 0.09%
Hanesbrands, Inc. Initial New EUR Term Loan(c)	3.50%	8/27/2021	EUR 25,972	32,492,577

Containers 0.02%
Owens-Brockway Glass Container, Inc. Tranche B Term Loan	1.982%	5/19/2016	$9,305	9,270,462

Energy Equipment & Services 0.12%
Crestwood Holdings LLC Term Loan B1	7.00%	6/19/2019	21,177	21,150,544
Offshore Group Investment Ltd. 2nd Term Loan	5.75%	3/28/2019	23,246	19,131,253
Templar Energy LLC 2nd Lien New Term Loan	8.50%	11/25/2020	7,322	6,483,631
Total				46,765,428

Food 0.15%
Aramark Corp. Term Loan E	3.25%	9/7/2019	54,031	53,563,949
New HB Acquisition LLC Term Loan B	6.75%	4/9/2020	4,224	4,320,140
Total				57,884,089

Gaming 0.59%
Las Vegas Sands LLC Term Loan B	3.25%	12/19/2020	116,136	116,069,703
Seminole Tribe of Florida Initial Term Loan	3.00%	4/29/2020	108,992	108,924,741
Total				224,994,444

See Notes to Financial Statements.	185

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2014

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Health Care 0.99%
Actavis, Inc. 5 Year Term Loan A	1.781%	8/1/2018	$10,362	$10,362,038
Actavis, Inc. Term Loan A	1.654%	10/1/2016	6,388	6,388,176
Actavis, Inc. Term Loan A1	1.906%	10/31/2017	5,286	5,285,865
Ardent Medical Services, Inc. 2nd Lien Term Loan	11.00%	1/2/2019	5,464	5,539,420
Capsugel Holdings US, Inc. Initial Term Loan	3.50%	8/1/2018	11,029	10,933,347
Express Scripts Holding Co. Term Loan	1.906%	8/29/2016	23,815	23,748,080
Fresenius Medical Care AG & Co. KGaA Tranche A Term Loan	1.983%	10/30/2017	48,979	48,978,807
Fresenius US Finance I, Inc. Tranche B Term Loan (Germany)(a)	2.234%	8/7/2019	98,827	98,703,665
Mallinckrodt International Finance SA Incremental Term Loan B1 (Luxembourg)(a)	3.50%	3/19/2021	29,885	29,748,416
Mallinckrodt International Finance SA Initial Term Loan B (Luxembourg)(a)	3.25%	3/19/2021	47,092	46,753,761
PharMedium Healthcare Corp. 2nd Lien Initial Term Loan	7.75%	1/28/2022	7,415	7,377,925
Thermo Fisher Scientific, Inc. Committed Term Loan	1.624%	1/31/2017	82,805	82,908,863
Total				376,728,363

Health Care Products 0.11%
Biomet, Inc. Dollar Term Loan B2	3.655%	7/25/2017	40,639	40,624,304

Leisure 0.01%
ROC Finance LLC Funded Term Loan B	5.00%	6/20/2019	2,970	2,849,344

Media 0.66%
AMC Networks, Inc. Term Loan A	1.656%	12/16/2019	135,444	134,766,311
Charter Communications Operating LLC Term Loan E	3.00%	7/1/2020	55,379	54,730,711
CSC Holdings LLC Term Loan B	2.656%	4/17/2020	52,110	51,463,171
Quebecor Media, Inc. Facility Tranche B1Term Loan (Canada)(a)	3.25%	8/17/2020	9,966	9,719,788
Total				250,679,981

Metals & Minerals: Miscellaneous 0.03%
American Rock Salt Co. LLC 2nd Lien Delayed Draw Term Loan	8.00%	5/20/2022	12,789	12,948,862

Pharmaceuticals 0.09%
Amgen Inc. Term Loan	1.233%	9/18/2018	32,392	32,361,713

186	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2014

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Services 0.35%
Advantage Sales & Marketing, Inc. 2nd Lien Term Loan	7.50%	7/25/2022	$12,637	$12,585,694
Asurion LLC 2nd Lien Term Loan	8.50%	3/3/2021	4,590	4,637,346
Hertz Corp. (The) Letter of Credit Term Loan	1.00%	3/11/2018	37,237	36,864,755
Kasima LLC Term Loan	3.25%	5/17/2021	70,509	69,935,947
Neff Rental LLC 2nd Lien Closing Date Term Loan	7.25%	6/9/2021	7,391	7,446,192
Total				131,469,934

Technology 0.43%
Avago Technologies Cayman Ltd. Term Loan	3.75%	5/6/2021	110,502	110,668,086
Sensata Technologies B.V. Term Loan	3.25%	5/12/2019	20,084	20,140,382
Sensata Technologies B.V. Third Amendment Term Loan (Netherlands)(a)	3.50%	10/14/2021	33,995	34,058,741
Total				164,867,209

Telecommunications 0.43%
Activision Blizzard, Inc. Term Loan	3.25%	10/12/2020	135,044	135,400,371
American Tower Corp. Term Loan A	1.41%	1/3/2019	28,125	28,067,906
Total				163,468,277

Utilities 0.29%
Moxie Liberty LLC Advance Construction Term Loan B1	7.50%	8/21/2020	27,966	28,245,660
Moxie Patriot LLC Advanced Construction Term Loan B1	6.75%	12/19/2020	17,300	17,473,000
Panda Sherman Power LLC Advance Construction Term Loan	9.00%	9/14/2018	4,789	4,873,313
Panda Temple Power II LLC Advance Construction Term Loan	7.25%	4/3/2019	17,295	17,532,806
Texas Competitive Electric Holdings Co. LLC DIP 2014 Delayed Draw Term Loan	3.75%	5/5/2016	22,533	22,709,145
Windsor Financing LLC Facility B Term Loan	6.25%	12/5/2017	17,720	17,897,572
Total				108,731,496
Total Floating Rate Loans (cost $1,875,185,516)				1,865,350,169

FOREIGN BONDS(c) 0.18%

Canada 0.02%
Vermilion Energy, Inc.	6.50%	2/10/2016	CAD 8,780	7,743,446

See Notes to Financial Statements.	187

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2014

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
France 0.01%
Europcar Groupe SA†	9.375%	4/15/2018	EUR 2,625		$3,427,259

Italy 0.00%
Zobele Holding SpA†	7.875%	2/1/2018	EUR 200		256,412

Luxembourg 0.10%
Matterhorn Mobile SA†	6.75%	5/15/2019	CHF 7,820		8,540,937
Sunrise Communications International SA†	7.00%	12/31/2017	CHF 2,728		2,943,276
Sunrise Communications International SA†	7.00%	12/31/2017	EUR 20,645		26,826,224
Total					38,310,437

United Kingdom 0.05%
Old Mutual plc	7.125%	10/19/2016	GBP 2,174		3,703,126
R&R Ice Cream plc†	5.50%	5/15/2020	GBP 1,416		2,167,644
R&R Ice Cream plc PIK†	9.25%	5/15/2018	EUR 9,176		11,595,652
Total					17,466,422
Total Foreign Bonds (cost $73,339,656)					67,203,976

FOREIGN GOVERNMENT OBLIGATIONS(a) 0.36%

Argentina 0.03%
City of Buenos Aires†	9.95%	3/1/2017	$8,100		8,464,500
Provincia de Neuquen†	7.875%	4/26/2021	2,603		2,577,019
Total					11,041,519

Brazil 0.03%
Federal Republic of Brazil	8.00%	1/15/2018	9,061		10,035,181

Dominican Republic 0.03%
Dominican Republic†	9.04%	1/23/2018	10,619		11,548,558

Gambia 0.00%
Republic of Gabon†	6.375%	12/12/2024	–	(e)	270

Ghana 0.05%
Republic of Ghana†	8.50%	10/4/2017	16,925		17,898,187

Indonesia 0.05%
Perusahaan Penerbit SBSN†	4.00%	11/21/2018	5,800		6,061,000
Republic of Indonesia†	6.875%	1/17/2018	11,823		13,419,105
Total					19,480,105

188	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2014

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Mexico 0.01%
United Mexican States	6.625%		3/3/2015	$4,950	$5,029,844

Mongolia 0.01%
Republic of Mongolia†	4.125%		1/5/2018	5,800	5,510,000

Peru 0.07%
Republic of Peru	7.125%		3/30/2019	10,000	12,100,000
Republic of Peru	8.375%		5/3/2016	3,900	4,319,250
Republic of Peru	9.875%		2/6/2015	9,892	10,073,221
Total					26,492,471

Philippines 0.02%
Republic of Philippines	8.875%		3/17/2015	5,845	5,998,431

Poland 0.04%
Republic of Poland	5.00%		10/19/2015	15,000	15,637,500

South Africa 0.01%
ZAR Sovereign Capital Fund†	3.903%		6/24/2020	3,800	3,862,510

Sri Lanka 0.00%
Republic of Sri Lanka†	6.00%		1/14/2019	1,000	1,063,750

Ukraine 0.01%
Ukraine Government†	6.25%		6/17/2016	3,800	3,026,510
Total Foreign Government Obligations (cost $135,589,740)					136,624,836

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 1.71%
Federal Home Loan Mortgage Corp. 2011-K701 B†	4.436%	#	7/25/2048	4,000	4,215,584
Federal Home Loan Mortgage Corp. 2011-K704 B†	4.687%	#	10/25/2030	47,674	50,835,954
Federal Home Loan Mortgage Corp. 2012-K705 C†	4.304%	#	9/25/2044	4,165	4,268,771
Federal Home Loan Mortgage Corp. 2012-K706 B†	4.163%	#	11/25/2044	6,835	7,169,888
Federal Home Loan Mortgage Corp. 2012-K707 B†	4.019%	#	1/25/2047	6,645	6,933,337
Federal Home Loan Mortgage Corp. 2012-K708 C†	3.891%	#	2/25/2045	6,800	6,855,209
Federal Home Loan Mortgage Corp. 2012-K709 B†	3.872%	#	4/25/2045	17,000	17,625,090
Federal Home Loan Mortgage Corp. 2012-K709 C†	3.872%	#	4/25/2045	8,343	8,396,712
Federal Home Loan Mortgage Corp. 2012-K710 B†	3.949%	#	6/25/2047	11,400	11,849,644
Federal Home Loan Mortgage Corp. 2012-K711 B†	3.684%	#	8/25/2045	16,534	16,981,848
Federal Home Loan Mortgage Corp. 2012-K711 C†	3.684%	#	8/25/2045	20,300	20,189,030
Federal Home Loan Mortgage Corp. 2013-K502 C†	3.309%	#	3/25/2045	5,000	5,022,588
Federal Home Loan Mortgage Corp. 2013-K712 B†	3.484%	#	5/25/2045	12,100	12,284,095
Federal Home Loan Mortgage Corp. 2013-K713 B†	3.274%	#	4/25/2046	34,895	34,990,560

See Notes to Financial Statements.	189

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2014

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. 2014-K503 B†	3.079%	#	10/25/2047	$42,037	$42,049,212
Federal Home Loan Mortgage Corp. K503 X1	0.704%	#	8/25/2019	302,398	6,746,496
Federal Home Loan Mortgage Corp. K706 A1	1.691%		6/25/2018	19,388	19,652,073
Federal National Mortgage Assoc. 2011-M5 A1	2.007%		7/25/2021	18,953	19,195,725
Federal National Mortgage Assoc. 2011-M8 A1	1.977%		8/25/2021	40,658	41,136,896
Federal National Mortgage Assoc. 2012-M2 A1	1.824%		2/25/2022	29,154	29,264,980
Federal National Mortgage Assoc. 2013-M5 ASQ2	0.595%		8/25/2015	22,370	22,377,095
Government National Mortgage Assoc. 2013-162 A	2.75%		9/16/2046	14,242	14,262,846
Government National Mortgage Assoc. 2013-171 IO	1.14%	#	6/16/2054	59,049	5,256,933
Government National Mortgage Assoc. 2013-193 IO	1.124%	#	1/16/2055	141,290	12,303,722
Government National Mortgage Assoc. 2014-109 A	2.325%		1/16/2046	72,285	73,138,846
Government National Mortgage Assoc. 2014-112 A	3.00%	#	1/16/2048	27,350	28,366,431
Government National Mortgage Assoc. 2014-135 AS	2.30%		2/16/2047	22,910	23,049,194
Government National Mortgage Assoc. 2014-143 A	3.05%	#	2/16/2048	4,887	4,964,164
Government National Mortgage Assoc. 2014-15 IO	1.06%	#	8/16/2054	74,206	5,915,882
Government National Mortgage Assoc. 2014-164 AK	2.90%	#	3/16/2055	19,700	20,191,259
Government National Mortgage Assoc. 2014-172 A	3.05%		1/16/2049	14,800	15,283,028
Government National Mortgage Assoc. 2014-64 A	2.20%		2/16/2045	18,263	18,436,610
Government National Mortgage Assoc. 2014-64 IO	1.309%	#	12/16/2054	75,774	7,048,452
Government National Mortgage Assoc. 2014-70 A	2.50%		3/16/2049	9,582	9,736,083
Government National Mortgage Assoc. 2014-78 A	2.20%		4/16/2047	15,868	16,031,674
Government National Mortgage Assoc. 2014-78 IO	1.002%	#	3/16/2056	82,900	6,410,880
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $644,734,062)					648,436,791

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 3.99%
Federal Home Loan Mortgage Corp.	2.153%	#	4/1/2038	9,672	10,226,240
Federal Home Loan Mortgage Corp.	2.157%	#	6/1/2043	56,787	57,971,611
Federal Home Loan Mortgage Corp.	2.205%	#	6/1/2038	10,716	11,410,777
Federal Home Loan Mortgage Corp.	2.271%	#	2/1/2038	13,194	14,121,512
Federal Home Loan Mortgage Corp.	2.274%	#	12/1/2037	13,172	14,077,659
Federal Home Loan Mortgage Corp.	2.275%	#	12/1/2035	10,032	10,713,353
Federal Home Loan Mortgage Corp.	2.292%	#	4/1/2037	9,095	9,694,387
Federal Home Loan Mortgage Corp.	2.293%	#	11/1/2038	48,299	51,569,096
Federal Home Loan Mortgage Corp.	2.324%	#	4/1/2037	25,431	27,133,089
Federal Home Loan Mortgage Corp.	2.325%	#	9/1/2037	11,679	12,504,918
Federal Home Loan Mortgage Corp.	2.343%	#	7/1/2034	35,032	37,308,848
Federal Home Loan Mortgage Corp.	2.346%	#	12/1/2036	37,571	40,215,366

190	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2014

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (continued)
Federal Home Loan Mortgage Corp.	2.354%	#	5/1/2037 - 10/1/2038	$33,124	$35,463,033
Federal Home Loan Mortgage Corp.	2.359%	#	6/1/2038	11,238	12,036,737
Federal Home Loan Mortgage Corp.	2.37%		10/1/2035	10,579	11,264,607
Federal Home Loan Mortgage Corp.	2.373%	#	3/1/2038	10,297	10,995,429
Federal Home Loan Mortgage Corp.	2.374%	#	10/1/2039	28,492	30,361,110
Federal Home Loan Mortgage Corp.	2.382%	#	2/1/2035	78,754	84,041,673
Federal Home Loan Mortgage Corp.	2.383%	#	6/1/2041	10,514	11,276,646
Federal Home Loan Mortgage Corp.	2.396%	#	5/1/2036	14,542	15,560,379
Federal Home Loan Mortgage Corp.	2.466%	#	9/1/2035	12,320	13,221,919
Federal Home Loan Mortgage Corp.	2.512%	#	9/1/2036	34,046	36,662,440
Federal Home Loan Mortgage Corp.	2.535%	#	12/1/2039	24,793	26,610,527
Federal Home Loan Mortgage Corp.	2.626%	#	2/1/2037	14,887	16,073,686
Federal Home Loan Mortgage Corp.	2.631%	#	12/1/2035	12,217	13,128,417
Federal Home Loan Mortgage Corp.	3.117%	#	10/1/2043	12,825	13,372,667
Federal Home Loan Mortgage Corp.	3.17%	#	11/1/2043	10,904	11,413,249
Federal National Mortgage Assoc.	1.907%	#	6/1/2038	9,825	10,477,223
Federal National Mortgage Assoc.	1.923%	#	7/1/2035	46,709	49,723,472
Federal National Mortgage Assoc.	2.025%	#	10/1/2035	38,435	40,892,711
Federal National Mortgage Assoc.	2.026%	#	12/1/2035	38,476	40,595,510
Federal National Mortgage Assoc.	2.066%	#	2/1/2036	20,397	21,682,459
Federal National Mortgage Assoc.	2.099%	#	8/1/2034	27,971	29,868,046
Federal National Mortgage Assoc.	2.106%	#	3/1/2039	17,287	18,362,739
Federal National Mortgage Assoc.(f)	2.128%	#	11/1/2036	16,142	17,288,257
Federal National Mortgage Assoc.	2.132%	#	1/1/2036	73,670	78,326,726
Federal National Mortgage Assoc.	2.166%	#	8/1/2037	20,394	21,725,789
Federal National Mortgage Assoc.	2.19%	#	4/1/2038	9,229	9,857,266
Federal National Mortgage Assoc.	2.197%	#	4/1/2038	49,547	53,156,951
Federal National Mortgage Assoc.	2.199%	#	9/1/2036	14,799	15,706,632
Federal National Mortgage Assoc.	2.21%	#	3/1/2038	22,761	24,314,867
Federal National Mortgage Assoc.	2.212%	#	4/1/2038	29,553	31,681,365
Federal National Mortgage Assoc.	2.214%	#	9/1/2038	15,045	16,060,768
Federal National Mortgage Assoc.	2.229%	#	1/1/2038	12,986	13,955,516
Federal National Mortgage Assoc.	2.234%	#	11/1/2038	41,588	44,570,411
Federal National Mortgage Assoc.	2.237%	#	8/1/2038	13,177	14,075,178
Federal National Mortgage Assoc.	2.244%	#	12/1/2036	14,488	15,453,630
Federal National Mortgage Assoc.	2.295%	#	10/1/2036	24,771	26,473,750
Federal National Mortgage Assoc.	2.332%	#	1/1/2038	12,818	13,767,300

See Notes to Financial Statements.	191

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2014

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (continued)
Federal National Mortgage Assoc.	2.35%	#	6/1/2038	$9,329	$9,998,679
Federal National Mortgage Assoc.	2.361%	#	3/1/2038	13,476	14,563,958
Federal National Mortgage Assoc.	2.394%	#	11/1/2038	24,346	26,036,065
Federal National Mortgage Assoc.	2.397%	#	10/1/2036	15,578	16,687,553
Federal National Mortgage Assoc.	2.411%	#	7/1/2040	18,887	20,300,353
Federal National Mortgage Assoc.	2.472%	#	12/1/2038	12,029	12,922,486
Federal National Mortgage Assoc.	2.58%		11/1/2018	15,250	15,786,983
Federal National Mortgage Assoc.	2.895%	#	6/1/2042	28,453	29,636,803
Federal National Mortgage Assoc.	2.942%	#	5/1/2042	55,273	57,476,769
Federal National Mortgage Assoc.	2.95%		3/1/2015	21,675	21,710,633
Federal National Mortgage Assoc.	3.703%	#	1/1/2042	39,039	41,135,697
Federal National Mortgage Assoc.	5.50%		1/1/2035	2,464	2,772,333
Total Government Sponsored Enterprises Pass-Throughs (cost $1,504,295,227)					1,515,474,253

MUNICIPAL BONDS 0.08%

Nursing Home 0.06%
New Jersey Econ Dev Auth	2.421%		6/15/2018	19,795	19,942,869
New Jersey Econ Dev Auth (AGM)	Zero Coupon		2/15/2019	2,055	1,830,758
Total					21,773,627

Power 0.02%
Guam Pwr Auth	7.50%		10/1/2015	9,040	9,123,439
Total Municipal Bonds (cost $30,818,048)					30,897,066

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 26.40%
Americold LLC Trust 2010-ARTA A1†	3.847%		1/14/2029	12,784	13,455,196
BAMLL Commercial Mortgage Securities Trust 2014-IP A†	2.808%	#	6/15/2028	208,496	214,691,563
BAMLL Commercial Mortgage Securities Trust 2014-IP B†	2.808%	#	6/15/2028	11,450	11,700,360
BAMLL Commercial Mortgage Securities Trust 2014-IP C†	2.808%	#	6/15/2028	23,040	23,453,960
BAMLL-DB Trust 2012-OSI A2FX†	3.352%		4/13/2029	7,896	8,155,415
Banc of America Commercial Mortgage Trust 2006-6 AM	5.39%		10/10/2045	134,485	143,933,109
Banc of America Commercial Mortgage Trust 2007-2 AM	5.791%	#	4/10/2049	114,093	124,134,139
Banc of America Commercial Mortgage Trust 2007-3 AM	5.785%	#	6/10/2049	45,215	49,352,353

192	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2014

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Banc of America Commercial Mortgage Trust 2007-3 AMF	5.317%		6/10/2049	$23,414	$25,198,533
Banc of America Large Loan Trust 2009-FDG C†	7.524%		1/25/2042	16,500	18,666,706
Banc of America Large Loan, Inc. 2006-277A PAD†	5.369%	#	10/10/2045	7,883	8,166,315
Banc of America Large Loan, Inc. 2006-277A PAE†	5.419%	#	10/10/2045	8,858	9,180,010
Banc of America Large Loan, Inc. 2006-277A PAH†	6.01%	#	10/10/2045	2,391	2,489,949
Banc of America Large Loan, Inc. 2006-277A PAJ†	6.503%	#	10/10/2045	3,763	3,929,993
Banc of America Merrill Lynch Commercial Mortgage, Inc. 2005-6 KCA†	5.446%	#	9/10/2047	10,554	10,837,491
Banc of America Re-REMIC Trust 2009-UB1 A4B†	5.675%	#	6/24/2050	25,851	27,800,222
Banc of America Re-REMIC Trust 2009-UB2 A4B5†	6.235%	#	12/24/2049	7,504	8,208,770
Banc of America Re-REMIC Trust 2010-RC30 A5B†	5.334%		12/16/2043	9,300	9,946,894
Banc of America Re-REMIC Trust 2010-UB3 A4B3†	6.136%	#	2/15/2051	9,770	10,697,080
Banc of America Re-REMIC Trust 2010-UB5 A4B†	5.677%	#	2/17/2051	10,000	10,681,000
Barclays Commercial Mortgage Securities Trust 2013-TYSN E†	3.708%		9/5/2032	2,500	2,423,859
BCAP LLC Trust 2013-RR3 4A1†	0.315%	#	11/26/2036	10,741	10,314,213
BCAP LLC Trust 2014-RR1 5A1†	0.305%	#	5/26/2037	13,956	13,776,359
BCRR Trust 2009-1 1A2†	5.99%	#	8/17/2045	21,298	22,658,186
BCRR Trust 2009-1 2A2†	5.858%		7/17/2040	7,000	7,644,004
Bear Stearns Commercial Mortgage Securities Trust 2006-PW14 AAB	5.171%		12/11/2038	3,288	3,367,038
Bear Stearns Commercial Mortgage Securities Trust 2007-PW16 AM	5.898%	#	6/11/2040	29,308	32,064,889
Bear Stearns Commercial Mortgage Securities Trust 2007-PW17 AM	5.915%	#	6/11/2050	7,154	7,887,589
Bear Stearns Deutsche Bank Trust 2005-AFR1 A2†	5.008%		9/15/2027	6,188	6,734,830
Boca Hotel Portfolio Trust 2013-BOCA D†	3.205%	#	8/15/2026	26,640	26,637,682
Boca Hotel Portfolio Trust 2013-BOCA E†	3.905%	#	8/15/2026	30,000	30,058,605
BWAY Mortgage Trust 2013-1515 XB†	0.534%	#	3/10/2033	103,040	3,881,259
CFCRE Commercial Mortgage Trust 2011-C1 A2†	3.759%		4/15/2044	22,717	23,378,293
CG-CCRE Commercial Mortgage Trust 2014-FL1 A†	1.105%	#	6/15/2031	16,478	16,465,403
CG-CCRE Commercial Mortgage Trust 2014-FL1 XCP†	1.515%	#	6/15/2031	267,750	4,095,531
CGBAM Commercial Mortgage Trust 2013-BREH B†	1.955%	#	5/15/2030	15,000	14,994,263
CGBAM Commercial Mortgage Trust 2013-BREH C†	2.505%	#	5/15/2030	13,700	13,719,091
CGBAM Commercial Mortgage Trust 2013-BREH D†	3.005%	#	5/15/2030	18,000	17,984,475

See Notes to Financial Statements.	193

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2014

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust 2007-C6 AM	5.899%	#	12/10/2049	$147,470	$159,257,991
Citigroup Commercial Mortgage Trust 2007-FL3A B†	0.325%	#	4/15/2022	1,068	1,063,172
Citigroup Commercial Mortgage Trust 2007-FL3A C†	0.365%	#	4/15/2022	1,212	1,206,835
Citigroup Commercial Mortgage Trust 2007-FL3A D†	0.405%	#	4/15/2022	835	831,671
Citigroup Commercial Mortgage Trust 2007-FL3A E†	0.455%	#	4/15/2022	5,579	5,541,149
Citigroup Commercial Mortgage Trust 2007-FL3A F†	0.505%	#	4/15/2022	7,425	7,357,154
Citigroup Commercial Mortgage Trust 2007-FL3A G†	0.555%	#	4/15/2022	5,953	5,869,956
Citigroup Commercial Mortgage Trust 2007-FL3A J†	0.583%	#	4/15/2022	831	811,409
Citigroup Commercial Mortgage Trust 2009-RR1 CA4B†	5.322%		12/17/2049	7,746	8,254,928
Citigroup Commercial Mortgage Trust 2010-RR2 CA3B†	5.311%		12/19/2039	13,350	14,286,876
Citigroup Commercial Mortgage Trust 2012-GC8 XB†	0.225%	#	9/10/2045	218,445	2,767,801
Citigroup Commercial Mortgage Trust 2013-GC11 A2	1.987%		4/10/2046	62,680	63,463,500
Citigroup Commercial Mortgage Trust 2013-GC11 XA	2.044%	#	4/10/2046	714,626	63,745,745
Citigroup Commercial Mortgage Trust 2013-GC15 A2	3.161%		9/10/2046	19,400	20,274,765
Citigroup Commercial Mortgage Trust 2013-SMP A†	2.11%		1/12/2030	1,851	1,881,351
Citigroup Commercial Mortgage Trust 2013-SMP C†	2.738%		1/12/2030	7,100	7,229,358
Citigroup Commercial Mortgage Trust 2013-SMP D†	3.008%	#	1/12/2030	8,600	8,699,003
Citigroup Commercial Mortgage Trust 2014-388G B†	1.205%	#	6/15/2033	25,448	25,513,160
Citigroup Commercial Mortgage Trust 2014-388G C†	1.555%	#	6/15/2033	16,250	16,293,371
Citigroup Commercial Mortgage Trust 2014-388G XCP†	0.643%	#	6/15/2033	753,631	6,737,461

194	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2014

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust 2014-GC21 XA	1.494%	#	5/10/2047	$274,924	$25,103,069
Citigroup Commercial Mortgage Trust 2014-GC23 XB	0.32%	#	7/10/2047	120,131	2,532,361
Citigroup Commercial Mortgage Trust 2014-GC25 A2	3.259%		10/10/2047	9,413	9,887,208
Citigroup Mortgage Loan Trust 2013-2 2A1†	0.265%	#	10/25/2036	20,366	19,705,072
Citigroup Mortgage Loan Trust 2013-2 5A1†	0.295%	#	7/25/2036	12,909	12,213,128
Citigroup Mortgage Loan Trust 2013-3 1A1†	0.773%	#	7/25/2036	11,290	10,831,697
Citigroup Mortgage Loan Trust 2013-A A†	3.00%		5/25/2042	10,746	10,883,849
Citigroup/Deutsche Bank Commercial Mortgage Trust 2007-CD4 A3	5.293%		12/11/2049	2,263	2,278,219
COBALT CMBS Commercial Mortgage Trust 2007-C2 AM†	5.461%		4/15/2047	19,780	21,344,371
COBALT CMBS Commercial Mortgage Trust 2007-C2 AMFX	5.526%		4/15/2047	84,035	90,894,609
Commercial Mortgage Pass-Through Certificates 2001-J2A F†	7.38%	#	7/16/2034	2,900	3,207,120
Commercial Mortgage Pass-Through Certificates 2001-J2A G†	7.38%	#	7/16/2034	4,200	4,604,811
Commercial Mortgage Pass-Through Certificates 2004-LB2A E	5.357%		3/10/2039	2,185	2,470,217
Commercial Mortgage Pass-Through Certificates 2006-C8 AM	5.347%		12/10/2046	32,926	35,442,361
Commercial Mortgage Pass-Through Certificates 2007-C9 AM	5.65%		12/10/2049	11,440	12,450,404
Commercial Mortgage Pass-Through Certificates 2010-C1 A1†	3.156%		7/10/2046	65,207	66,046,149
Commercial Mortgage Pass-Through Certificates 2010-C1 C†	5.945%	#	7/10/2046	3,711	4,277,957
Commercial Mortgage Pass-Through Certificates 2010-RR1 GEA†	5.543%		12/11/2049	4,900	5,166,131
Commercial Mortgage Pass-Through Certificates 2011-FL1 C†	3.248%	#	7/17/2028	10,033	10,030,565
Commercial Mortgage Pass-Through Certificates 2011-FL1 D†	3.248%	#	7/17/2028	6,649	6,648,919
Commercial Mortgage Pass-Through Certificates 2012-9W57 A†	2.365%		2/10/2029	93,483	95,873,537
Commercial Mortgage Pass-Through Certificates 2012-9W57 X†	1.399%	#	2/10/2029	525,000	14,684,250

See Notes to Financial Statements.	195

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2014

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Pass-Through Certificates 2012-CR1 A1	1.116%		5/15/2045	$703	$703,074
Commercial Mortgage Pass-Through Certificates 2012-CR2 A2	2.025%		8/15/2045	47,948	48,557,083
Commercial Mortgage Pass-Through Certificates 2012-CR3 A2	1.765%		10/15/2045	28,830	29,124,426
Commercial Mortgage Pass-Through Certificates 2012-CR4 XA	2.135%	#	10/15/2045	277,874	29,594,328
Commercial Mortgage Pass-Through Certificates 2012-CR5 XA	2.045%	#	12/10/2045	35,175	3,429,183
Commercial Mortgage Pass-Through Certificates 2012-LC4 XA†	2.644%	#	12/10/2044	90,523	10,915,682
Commercial Mortgage Pass-Through Certificates 2012-LTRT A1†	2.15%		10/5/2030	35,907	35,644,364
Commercial Mortgage Pass-Through Certificates 2012-MVP A†	2.094%	#	11/17/2026	3,802	3,810,563
Commercial Mortgage Pass-Through Certificates 2012-MVP B†	1.755%	#	11/17/2026	30,343	30,397,299
Commercial Mortgage Pass-Through Certificates 2012-MVP C†	2.305%	#	11/17/2026	22,003	22,051,297
Commercial Mortgage Pass-Through Certificates 2012-MVP D†	3.155%	#	11/17/2026	23,700	23,845,530
Commercial Mortgage Pass-Through Certificates 2013-CR11 A2	3.047%		10/10/2046	25,000	26,010,875
Commercial Mortgage Pass-Through Certificates 2013-CR6 A2	2.122%		3/10/2046	156,655	159,161,323
Commercial Mortgage Pass-Through Certificates 2013-CR7 A2	2.022%		3/10/2046	55,515	56,320,376
Commercial Mortgage Pass-Through Certificates 2013-CR7 XA	1.689%	#	3/10/2046	341,579	28,231,857
Commercial Mortgage Pass-Through Certificates 2013-CR8 A2	2.367%		6/10/2046	36,000	36,685,080
Commercial Mortgage Pass-Through Certificates 2013-CR8 XA	0.858%	#	6/10/2046	614,188	23,137,700
Commercial Mortgage Pass-Through Certificates 2013-LC6 A2	1.906%		1/10/2046	92,383	93,016,285
Commercial Mortgage Pass-Through Certificates 2013-SFS A1†	1.873%		4/12/2035	22,319	21,980,801
Commercial Mortgage Pass-Through Certificates 2013-THL B†	1.756%	#	6/8/2030	14,775	14,780,216

196	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2014

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Pass-Through Certificates 2013-THL C†	2.156%	#	6/8/2030	$29,195	$29,240,004
Commercial Mortgage Pass-Through Certificates 2013-THL D†	2.806%	#	6/8/2030	13,437	13,455,079
Commercial Mortgage Pass-Through Certificates 2013-WWP XB†	0.389%	#	3/10/2031	265,903	5,861,699
Commercial Mortgage Pass-Through Certificates 2014-CR19 XA	1.478%	#	8/10/2047	118,509	9,658,911
Commercial Mortgage Pass-Through Certificates 2014-FL4 C†	2.103%	#	7/13/2031	16,487	16,555,668
Commercial Mortgage Pass-Through Certificates 2014-FL4 XCP†	0.47%	#	9/13/2015	189,078	231,053
Commercial Mortgage Pass-Through Certificates 2014-KYO A†	1.057%	#	6/11/2027	37,635	37,651,672
Commercial Mortgage Pass-Through Certificates 2014-KYO B†	1.457%	#	6/11/2027	20,050	20,046,702
Commercial Mortgage Pass-Through Certificates 2014-KYO C†	1.807%	#	6/11/2027	16,297	16,300,993
Commercial Mortgage Pass-Through Certificates 2014-LC17 XA	1.194%	#	10/10/2047	159,986	9,898,656
Commercial Mortgage Pass-Through Certificates 2014-SAVA A†	1.305%	#	6/15/2034	23,836	23,857,214
Commercial Mortgage Pass-Through Certificates 2014-SAVA B†	1.905%	#	6/15/2034	19,069	19,023,940
Commercial Mortgage Pass-Through Certificates 2014-SAVA C†	2.555%	#	6/15/2034	25,504	25,520,998
Commercial Mortgage Pass-Through Certificates 2014-SAVA XCP†	3.386%	#	6/15/2034	418,428	21,968,505
Commercial Mortgage Pass-Through Certificates 2014-UBS3 A2	2.844%		6/10/2047	13,000	13,420,550
Commercial Mortgage Pass-Through Certificates 2014-UBS5 XA	1.269%	#	9/10/2047	269,998	18,945,198
Commercial Mortgage Trust 2006-GG7 AM	6.014%	#	7/10/2038	79,522	84,371,093
Commercial Mortgage Trust 2007-GG9 A2	5.381%		3/10/2039	16,488	16,593,058
Credit Suisse Commercial Mortgage Trust 2006-C4 AM	5.509%		9/15/2039	78,007	83,159,671
Credit Suisse Commercial Mortgage Trust 2006-C5 AM	5.343%		12/15/2039	33,500	35,807,104
Credit Suisse Commercial Mortgage Trust 2008-C1 AM†	6.169%	#	2/15/2041	31,550	34,749,501

See Notes to Financial Statements.	197

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2014

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse First Boston Mortgage Securities Corp. 2004-C2 E	5.736%	#	5/15/2036	$731	$802,050
Credit Suisse First Boston Mortgage Securities Corp. 2006-OMA A†	5.384%		5/15/2023	2,600	2,834,633
Credit Suisse First Boston Mortgage Securities Corp. 2007-TFLA J†	0.805%	#	2/15/2022	4,576	4,398,568
Credit Suisse Mortgage Capital Certificates 2010-RR2 2B†	6.097%	#	9/15/2039	11,500	12,589,332
Credit Suisse Mortgage Capital Certificates 2010-RR6 B†	5.773%	#	4/12/2049	15,000	15,093,142
Credit Suisse Mortgage Capital Certificates 2010-UD1 BA†	5.927%	#	12/16/2049	21,825	23,244,155
Credit Suisse Mortgage Capital Certificates 2011-2R 4A1†	0.265%	#	2/27/2037	9,498	8,537,235
Credit Suisse Mortgage Capital Certificates 2012-7R 2A1†	3.424%	#	6/26/2036	10,322	10,606,053
Credit Suisse Mortgage Capital Certificates 2013-7R 2A1†	0.307%	#	8/26/2037	8,057	7,932,283
Credit Suisse Mortgage Capital Certificates 2014-2R 22A1†	3.00%	#	7/27/2036	5,940	5,785,081
Credit Suisse Mortgage Capital Certificates 2014-ICE X1CP†	1.686%	#	4/15/2027	93,798	2,189,115
Credit Suisse Mortgage Capital Certificates 2014-TIKI C†	1.956%	#	9/15/2038	16,200	16,328,989
Credit Suisse Mortgage Capital Certificates 2014-USA X1†	0.697%	#	9/15/2037	115,519	6,252,856
DBRR Trust 2013-EZ2 A†	0.853%		2/25/2045	7,430	7,431,308
DBRR Trust 2013-EZ3 B†	3.50%		12/18/2049	14,771	15,251,058
DBUBS Mortgage Trust 2011-LC1A A1†	3.742%		11/10/2046	97,602	100,357,944
DBUBS Mortgage Trust 2011-LC1A A2†	4.528%		11/10/2046	3,900	4,243,379
DBUBS Mortgage Trust 2011-LC1A A3†	5.002%		11/10/2046	4,895	5,574,402
DBUBS Mortgage Trust 2011-LC2A A1†	3.527%		7/10/2044	25,062	26,327,432
DBUBS Mortgage Trust 2011-LC2A A2†	3.386%		7/10/2044	19,823	20,454,637
DBUBS Mortgage Trust 2011-LC3A A3	4.638%		8/10/2044	2,700	2,949,863
Del Coronado Trust 2013 HDC A†	0.955%	#	3/15/2026	9,200	9,193,459
Del Coronado Trust 2013 HDC B†	1.455%	#	3/15/2026	21,300	21,298,797
Del Coronado Trust 2013 HDC C†	1.755%	#	3/15/2026	12,500	12,494,144
Del Coronado Trust 2013 HDC E†	2.805%	#	3/15/2026	10,500	10,466,699
EQTY Mortgage Trust 2014-INNS C†	1.756%	#	5/8/2031	4,150	4,119,126
EQTY Mortgage Trust 2014-INNS XCP†	1.854%	#	5/8/2031	353,332	2,812,099

198	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2014

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Extended Stay America Trust 2013-ESFL BFL†	1.256%	#	12/5/2031	$7,500	$7,496,385
Extended Stay America Trust 2013-ESFL CFL†	1.656%	#	12/5/2031	10,825	10,824,437
Extended Stay America Trust 2013-ESFL DFL†	3.296%	#	12/5/2031	4,870	4,870,821
Extended Stay America Trust 2013-ESH5 B5†	2.278%		12/5/2031	24,300	24,231,170
Extended Stay America Trust 2013-ESH7 A17†	2.295%		12/5/2031	1,300	1,284,270
Extended Stay America Trust 2013-ESH7 B7†	3.604%		12/5/2031	47,600	49,092,593
Extended Stay America Trust 2013-ESH7 C7†	3.902%		12/5/2031	63,963	65,402,295
Extended Stay America Trust 2013-ESH7 D7†	5.053%	#	12/5/2031	22,915	24,070,867
Fosse Master Issuer plc 2012-1A 2B1 (United Kingdom)†(a)	2.181%	#	10/18/2054	18,150	18,369,978
Granite Master Issuer plc 2005-1 A4 (United Kingdom)(a)	0.355%	#	12/20/2054	16,776	16,653,729
Granite Master Issuer plc 2005-2 A6 (United Kingdom)(a)	0.415%	#	12/20/2054	6,841	6,803,619
Granite Master Issuer plc 2006-3 A7 (United Kingdom)(a)	0.355%	#	12/20/2054	5,278	5,239,722
Granite Master Issuer plc 2007-1 3A1 (United Kingdom)(a)	0.355%	#	12/20/2054	5,330	5,293,593
GS Mortgage Securities Corp. II 2012-GCJ9 A2	1.762%		11/10/2045	24,374	24,593,793
GS Mortgage Securities Corp. II 2012-GCJ9 XA	2.525%	#	11/10/2045	121,228	14,625,785
GS Mortgage Securities Corp. II 2012-GCJ9 XB†	0.482%	#	11/10/2045	93,111	2,620,935
GS Mortgage Securities Corp. II 2013-KING A†	2.706%		12/10/2027	31,571	32,233,311
GS Mortgage Securities Corp. II 2013-KING B†	3.241%		12/10/2027	24,200	24,746,944
GS Mortgage Securities Corp. II 2013-KING C†	3.55%	#	12/10/2027	17,800	18,096,005
GS Mortgage Securities Corp. II 2013-KING D†	3.55%	#	12/10/2027	4,194	4,155,268
GS Mortgage Securities Corp. Trust 2012-SHOP C†	3.633%		6/5/2031	39,995	41,477,255
GS Mortgage Securities Corp. Trust 2012-SHOP D†	4.182%		6/5/2031	13,750	14,434,881
GS Mortgage Securities Corp. Trust 2013-NYC5 A†	2.318%		1/10/2030	40,000	40,748,540
GS Mortgage Securities Trust 2006-GG8 AM	5.591%		11/10/2039	57,344	61,366,137
GS Mortgage Securities Trust 2009-RR1 MLB†	5.147%		12/14/2049	15,553	16,633,871
GS Mortgage Securities Trust 2010-C1 D†	6.165%	#	8/10/2043	2,209	2,445,333
GS Mortgage Securities Trust 2010-C2 A1†	3.849%		12/10/2043	43,421	44,987,230
GS Mortgage Securities Trust 2012-GC6 XA†	2.318%	#	1/10/2045	325,300	35,303,162
GS Mortgage Securities Trust 2012-GCJ7 A2	2.318%		5/10/2045	92,490	94,360,287
GS Mortgage Securities Trust 2013-G1 A1†	2.059%		4/10/2031	21,038	20,586,515
GS Mortgage Securities Trust 2013-GC12 A2	2.011%		6/10/2046	99,161	100,304,178
GS Mortgage Securities Trust 2013-GC12 XA	1.916%	#	6/10/2046	591,052	56,136,642
GS Mortgage Securities Trust 2013-GC14 A1	1.217%		8/10/2046	204	204,745
GS Mortgage Securities Trust 2014-GC20 A2	3.002%		4/10/2047	19,244	20,021,419

See Notes to Financial Statements.	199

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2014

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Trust 2014-GC26 XA(g)	1.116%		11/10/2047	$106,706	$8,833,197
H/2 Asset Funding 2014-1 Ltd.	2.101%		3/19/2037	96,180	96,382,455
HILT Mortgage Trust 2014-ORL A†	1.055%	#	7/15/2029	9,508	9,515,411
HILT Mortgage Trust 2014-ORL B†	1.355%	#	7/15/2029	7,600	7,601,459
HILT Mortgage Trust 2014-ORL C†	1.755%	#	7/15/2029	9,550	9,553,347
HILT Mortgage Trust 2014-ORL XCP†	1.104%	#	7/15/2029	7,557	94,652
Irvine Core Office Trust 2013-IRV A1†	2.068%		5/15/2048	55,315	55,025,910
JPMorgan Chase Commercial Mortgage Securities Trust 2007-CB18 AM	5.466%		6/12/2047	23,675	25,445,937
JPMorgan Chase Commercial Mortgage Securities Trust 2007-CB18 AMFX	5.40%		6/12/2047	16,735	17,967,483
JPMorgan Chase Commercial Mortgage Securities Trust 2007-CB19 AM	5.891%	#	2/12/2049	13,134	14,043,076
JPMorgan Chase Commercial Mortgage Securities Trust 2009-IWST C†	7.445%	#	12/5/2027	4,730	5,804,460
JPMorgan Chase Commercial Mortgage Securities Trust 2010-C1 A2†	4.608%		6/15/2043	9,835	10,551,106
JPMorgan Chase Commercial Mortgage Securities Trust 2010-C2 A2†	3.616%		11/15/2043	7,625	8,046,392
JPMorgan Chase Commercial Mortgage Securities Trust 2010-C2 B†	5.075%		11/15/2043	1,500	1,671,293
JPMorgan Chase Commercial Mortgage Securities Trust 2010-CNTR A1†	3.30%		8/5/2032	3,071	3,199,149
JPMorgan Chase Commercial Mortgage Securities Trust 2011-PLSD A2†	3.364%		11/13/2044	82,363	85,835,012
JPMorgan Chase Commercial Mortgage Securities Trust 2011-PLSD C†	5.143%		11/13/2044	1,900	2,024,444
JPMorgan Chase Commercial Mortgage Securities Trust 2012-C8 A2	1.797%		10/15/2045	23,700	23,955,190
JPMorgan Chase Commercial Mortgage Securities Trust 2012-LC9 A2	1.677%		12/15/2047	72,270	72,744,416
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C10 A1	0.73%		12/15/2047	78	77,931
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C10 XA	1.456%	#	12/15/2047	427,986	30,656,223
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C12 A2	2.424%		7/15/2045	115,054	117,886,860
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C12 XA	1.019%	#	7/15/2045	216,822	9,010,245
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C13 A2	2.665%		1/15/2046	40,500	41,786,523

200	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2014

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust 2013-FL3 B†	1.405%	#	4/15/2028	$48,821	$48,840,870
JPMorgan Chase Commercial Mortgage Securities Trust 2013-FL3 C†	1.955%	#	4/15/2028	32,420	32,377,903
JPMorgan Chase Commercial Mortgage Securities Trust 2013-FL3 D†	2.505%	#	4/15/2028	21,600	21,598,326
JPMorgan Chase Commercial Mortgage Securities Trust 2013-JWRZ A†	0.935%	#	4/15/2030	18,400	18,382,870
JPMorgan Chase Commercial Mortgage Securities Trust 2013-JWRZ B†	1.305%	#	4/15/2030	30,400	30,366,332
JPMorgan Chase Commercial Mortgage Securities Trust 2013-JWRZ C†	1.655%	#	4/15/2030	45,150	45,083,201
JPMorgan Chase Commercial Mortgage Securities Trust 2013-LC11 A1	0.766%		4/15/2046	171	170,709
JPMorgan Chase Commercial Mortgage Securities Trust 2013-LC11 XA	1.714%	#	4/15/2046	143,742	12,785,569
JPMorgan Chase Commercial Mortgage Securities Trust 2014-BXH A†	1.055%	#	4/15/2027	19,385	19,390,932
JPMorgan Chase Commercial Mortgage Securities Trust 2014-BXH B†	1.405%	#	4/15/2027	14,300	14,293,880
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C18 A2	2.879%		2/15/2047	9,676	10,041,825
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 A2	3.046%		4/15/2047	86,556	90,367,840
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 XA	1.445%	#	4/15/2047	130,192	7,832,297
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 XB	0.44%	#	4/15/2047	34,361	948,656
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C24 XA	1.241%	#	11/15/2047	122,521	8,618,591
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C25 XA	1.021%		11/15/2047	211,967	15,272,752
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY A†	3.429%		6/10/2027	95,139	98,691,633
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY B†	3.771%		6/10/2027	18,837	19,497,906
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY C†	3.931%	#	6/10/2027	13,129	13,367,416
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY XA†	0.503%	#	6/10/2027	102,274	1,802,027

See Notes to Financial Statements.	201

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2014

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY XB†	0.16%	#	6/10/2027	$45,476	$161,394
JPMorgan Chase Commercial Mortgage Securities Trust 2014-FL4 B†	1.905%	#	12/15/2030	8,000	8,005,972
JPMorgan Chase Commercial Mortgage Securities Trust 2014-FL4 C†	2.355%	#	12/15/2030	9,750	9,772,966
JPMorgan Chase Commercial Mortgage Securities Trust 2014-FL4 D†	3.255%	#	12/15/2030	19,000	18,866,953
JPMorgan Chase Commercial Mortgage Securities Trust 2014-FL5 C†	2.255%	#	7/15/2031	10,400	10,426,910
JPMorgan Chase Commercial Mortgage Securities Trust 2014-INN A†	1.075%	#	6/15/2029	37,825	37,810,891
JPMorgan Chase Commercial Mortgage Securities Trust 2014-INN C†	1.855%	#	6/15/2029	8,650	8,626,143
JPMorgan Chase Commercial Mortgage Securities Trust 2014-INN XCP†	0.09%	#	12/15/2015	358,000	331,651
JPMorgan Chase Commercial Mortgage-Backed Securities Trust 2009-RR1 A4B†	5.709%	#	3/18/2051	46,570	50,263,001
JPMorgan Chase Commercial Mortgage-Backed Securities Trust 2010-RR1 JPB†	5.975%	#	6/18/2049	18,100	19,462,206
Ladder Capital Commercial Mortgage Securities LLC 2014-PKMD A†(g)	2.857%		11/14/2027	186,306	193,364,687
Ladder Capital Commercial Mortgage Securities LLC 2014-PKMD B†(g)	2.857%		11/14/2027	16,023	16,586,704
Ladder Capital Commercial Mortgage Securities LLC 2014-PKMD MRC†(g)	2.857%		11/14/2027	12,889	13,234,374
LB-UBS Commercial Mortgage Trust 2006-C4 AM	6.049%	#	6/15/2038	72,999	77,963,698
LB-UBS Commercial Mortgage Trust 2006-C6 AM	5.413%		9/15/2039	6,627	7,084,810
LB-UBS Commercial Mortgage Trust 2006-C7 AM	5.378%		11/15/2038	61,061	65,201,760
LB-UBS Commercial Mortgage Trust 2007-C1 AM	5.455%		2/15/2040	124,616	133,993,904
LSTAR Commercial Mortgage Trust 2014-2 A1†	1.519%		1/20/2041	11,043	11,055,982
LSTAR Commercial Mortgage Trust 2014-2 XA†	1.033%	#	1/20/2041	119,635	4,472,987
MASTR Asset Securitization Trust 2006-3 1A3	6.00%		10/25/2036	7,854	7,707,189
MASTR Asset Securitization Trust 2006-3 1A8	6.00%		10/25/2036	8,165	8,012,651
Merrill Lynch/Countrywide Commercial Mortgage Trust	3.00%		6/27/2037	36,768	36,142,485
Merrill Lynch/Countrywide Commercial Mortgage Trust 2006-4 AM	5.204%		12/12/2049	50,836	54,631,446
Merrill Lynch/Countrywide Commercial Mortgage Trust 2007-5 AM	5.419%		8/12/2048	170,262	179,997,751

202	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2014

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6 A2	1.868%		11/15/2045	$60,570	$61,170,491
Morgan Stanley Bank of America Merrill Lynch Trust 2012-CKSV A1†	2.117%		10/15/2030	24,627	24,458,141
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10 A2	2.964%		7/15/2046	27,620	28,754,478
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12 A2	3.001%		10/15/2046	55,000	57,220,350
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7 A2	1.863%		2/15/2046	48,310	48,777,013
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9 A2	1.97%		5/15/2046	111,710	112,626,748
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9 XA	1.585%	#	5/15/2046	293,502	21,341,689
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9 XB†	0.429%	#	5/15/2046	119,710	3,100,190
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15 A2	2.979%		4/15/2047	14,831	15,392,739
Morgan Stanley Capital I Trust 2006-T23 AM	5.985%	#	8/12/2041	1,615	1,731,945
Morgan Stanley Capital I Trust 2007-HQ12 AM	5.773%	#	4/12/2049	76,860	82,436,270
Morgan Stanley Capital I Trust 2007-IQ15 AM	6.105%	#	6/11/2049	60,273	65,028,088
Morgan Stanley Capital I Trust 2007-T25 AM	5.544%		11/12/2049	450	486,207
Morgan Stanley Capital I Trust 2008-T29 AM	6.455%	#	1/11/2043	3,020	3,403,265
Morgan Stanley Capital I Trust 2011-C1 A2†	3.884%		9/15/2047	2,000	2,049,792
Morgan Stanley Capital I Trust 2012-C4 XA†	2.824%	#	3/15/2045	288,455	30,617,628
Morgan Stanley Capital I Trust 2012-STAR A1†	2.084%		8/5/2034	37,587	37,438,443
Morgan Stanley Capital I Trust 2014-CPT XA†	0.188%	#	7/13/2029	260,000	1,961,492
Morgan Stanley Re-REMIC Trust 2009-GG10 A4B†	5.99%	#	8/12/2045	91,025	98,746,469
Morgan Stanley Re-REMIC Trust 2010-GG10 A4B†	5.99%	#	8/15/2045	69,411	75,299,456
Morgan Stanley Re-REMIC Trust 2010-R3 3B†	0.395%	#	6/26/2036	5,366	5,341,101
Morgan Stanley Re-REMIC Trust 2012-IO AXA†	1.00%		3/27/2051	51,690	51,496,192
Motel 6 Trust 2012-MTL6 A2†	1.948%		10/5/2025	9,256	9,281,167
Motel 6 Trust 2012-MTL6 B†	2.743%		10/5/2025	11,030	11,062,781
Motel 6 Trust 2012-MTL6 C†	3.139%		10/5/2025	85,150	85,293,691
NLY Commercial Mortgage Trust 2014-FL1 A†	1.355%	#	11/15/2030	11,000	11,009,840
NLY Commercial Mortgage Trust 2014-FL1 B†	1.905%	#	11/15/2030	13,971	14,017,300
NLY Commercial Mortgage Trust 2014-FL1 C†	2.755%	#	11/15/2030	4,000	4,024,886
NLY Commercial Mortgage Trust 2014-FL1 D†	3.956%	#	11/15/2030	5,000	5,056,773
NorthStar 2012-1 Mortgage Trust 2012-1 B†	1.80%	#	8/25/2029	11,180	11,186,613

See Notes to Financial Statements.	203

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2014

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
NorthStar 2012-1 Mortgage Trust 2012-1 C†	2.301%	#	8/25/2029	$23,030	$23,056,945
NorthStar Real Estate CDO Ltd. 2013 -1A†	2.005%	#	8/25/2029	36,672	37,222,429
NorthStar Real Estate CDO Ltd. 2013 -1B†	5.155%	#	8/25/2029	41,750	42,793,750
OBP Depositor LLC Trust 2010-OBP A†	4.646%		7/15/2045	1,181	1,319,323
PFP III Ltd. 2014-1 AS†	1.805%	#	6/14/2031	13,335	13,312,964
PFP III Ltd. 2014-1 B†	2.505%	#	6/14/2031	6,500	6,493,770
PFP III Ltd. 2014-1 C†	3.055%	#	6/14/2031	29,786	29,793,476
Prima Capital Ltd.	2.214%		5/24/2021	96,916	94,456,221
RAIT Trust 2013-FL1 A	1.906%	#	1/15/2029	46,809	46,896,524
RAIT Trust 2013-FL1 B	3.347%	#	1/15/2029	7,931	7,946,431
RAIT Trust 2013-FL1 C	4.156%	#	1/15/2029	4,894	4,913,057
RAIT Trust 2014-FL2 B†	2.305%	#	5/13/2031	7,750	7,659,856
RBS Greenwich Capital Mortgage Loan Trust 2010-MB1 A2†	3.686%		4/15/2024	3,534	3,541,050
RBS Greenwich Capital Mortgage Loan Trust 2010-MB1 C†	5.01%	#	4/15/2024	9,200	9,303,946
RBSCF Trust 2009-RR2 CWB†	5.223%		8/16/2048	14,900	15,686,660
RBSCF Trust 2010-RR3 MSCB†	6.105%	#	6/16/2049	2,380	2,621,418
RBSCF Trust 2010-RR3 WBTB†	6.14%	#	2/16/2051	22,942	25,119,219
RBSSP Resecuritization Trust 2013-1 3A1†	0.265%	#	1/26/2037	5,591	5,401,924
RBSSP Resecuritization Trust 2013-3 1A1	0.315%	#	11/26/2036	10,291	9,827,483
RBSSP Resecuritization Trust 2013-3 2A1†	0.312%	#	11/26/2036	11,305	10,391,874
RCMC LLC 2012-CRE1 A†	5.624%		11/15/2044	21,355	22,073,894
ReadyCap Commercial Mortgage Trust 2014-1A A†	3.01%		6/25/2055	47,727	49,368,928
Resource Capital Corp. Ltd. 2014-CRE2 A†	1.203%	#	4/15/2032	16,050	16,064,638
RREF LLC 2013-LT3	2.50%		6/20/2028	4,329	4,328,949
Selkirk Ltd. 1 A†	1.329%		2/20/2041	38,042	37,844,447
Selkirk Ltd. 2 A†	1.183%		2/20/2041	13,267	13,278,618
Selkirk Ltd. 3 A†	1.86%		12/20/2041	86,480	87,212,010
Sequoia Mortgage Trust 2012-4 A1	3.50%		9/25/2042	6,251	6,413,453
Sequoia Mortgage Trust 2012-4 A2	3.00%		9/25/2042	8,533	8,472,728
Springleaf Mortgage Loan Trust 2012-3A A†	1.57%		12/25/2059	22,604	22,644,617
Springleaf Mortgage Loan Trust 2013-1A A†	1.27%		6/25/2058	43,621	43,579,549
Starwood Property Mortgage Trust 2013-FV1 C†	2.754%	#	8/11/2028	21,190	21,225,716
Starwood Property Mortgage Trust 2013-FV1 D†	3.654%	#	8/11/2028	17,000	17,030,260
Structured Asset Securities Corp. 2005-14 2A1	5.75%		7/25/2035	4,698	4,811,422
Structured Asset Securities Corp. 2006-3H 1A2	5.75%		12/25/2035	15,577	15,607,992
Structured Asset Securities Corp. 2006-3H 1A3	5.75%		12/25/2035	9,392	9,444,706

204	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2014

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
TimberStar Trust 1 2006-1A A†	5.668%		10/15/2036	$71,320	$76,481,357
UBS-Barclays Commercial Mortgage Trust 2012-C2 A2	2.113%		5/10/2063	92,399	94,229,332
UBS-Barclays Commercial Mortgage Trust 2012-C2 XA†	1.919%	#	5/10/2063	120,623	9,755,853
UBS-Barclays Commercial Mortgage Trust 2012-C3 A2	1.852%		8/10/2049	54,654	55,325,124
UBS-Barclays Commercial Mortgage Trust 2012-C4 A2	1.712%		12/10/2045	15,792	15,880,096
UBS-Barclays Commercial Mortgage Trust 2013-C5 XA†	1.261%	#	3/10/2046	344,624	23,349,287
UBS-Barclays Commercial Mortgage Trust 2013-C6 A2	2.067%		4/10/2046	30,560	30,937,706
UBS-Barclays Commercial Mortgage Trust 2013-C6 XA†	1.484%	#	4/10/2046	465,556	37,378,123
UBS-Citigroup Commercial Mortgage Trust 2011-C1 A2	2.804%		1/10/2045	6,650	6,854,268
Vornado DP LLC Trust 2010-VNO A1†	2.97%		9/13/2028	22,089	23,030,612
Vornado DP LLC Trust 2010-VNO A2FX†	4.004%		9/13/2028	9,887	10,779,480
Vornado DP LLC Trust 2010-VNO C†	5.28%		9/13/2028	6,120	6,977,798
Wachovia Bank Commercial Mortgage Trust 2005-C21 D	5.417%	#	10/15/2044	10,650	10,806,321
Wachovia Bank Commercial Mortgage Trust 2005-C22 AM	5.494%	#	12/15/2044	8,100	8,398,222
Wachovia Bank Commercial Mortgage Trust 2006-C27 AM	5.795%		7/15/2045	53,933	57,598,556
Wachovia Bank Commercial Mortgage Trust 2006-C28 AM	5.603%		10/15/2048	22,392	24,029,348
Wachovia Bank Commercial Mortgage Trust 2006-C29 AM	5.339%		11/15/2048	41,556	44,469,616
Wachovia Bank Commercial Mortgage Trust 2006-WL7A G†	0.513%	#	9/15/2021	1,131	1,109,911
Wachovia Bank Commercial Mortgage Trust 2006-WL7A H†	0.553%	#	9/15/2021	25,615	24,976,841
Wachovia Bank Commercial Mortgage Trust 2007-C30 AM	5.383%		12/15/2043	61,965	66,626,441
Wachovia Bank Commercial Mortgage Trust 2007-C30 AMFL†	0.356%	#	12/15/2043	50,000	47,896,275
Wachovia Bank Commercial Mortgage Trust 2007-C31 AM	5.591%		4/15/2047	199,308	215,709,923

See Notes to Financial Statements.	205

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2014

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Wachovia Bank Commercial Mortgage Trust 2007-WHL8 A2†	0.295%	#	6/15/2020	$75,720	$74,183,944
Wachovia Bank Commercial Mortgage Trust 2007-WHL8 D†	0.455%	#	6/15/2020	27,337	26,321,991
Wachovia Bank Commercial Mortgage Trust 2007-WHL8 LXR1†	0.855%	#	6/15/2020	19,631	18,996,190
Wachovia Bank Commercial Mortgage Trust 2007-WHL8 LXR2†	0.955%	#	6/15/2020	58,035	55,880,077
WaMu Mortgage Pass-Through Certificates Trust 2005-AR18 1A1	2.371%	#	1/25/2036	8,469	8,143,724
Wells Fargo Commercial Mortgage Trust 2012-LC5 A2	1.844%		10/15/2045	31,010	31,396,292
Wells Fargo Commercial Mortgage Trust 2014-TISH B†	1.505%	#	2/15/2027	8,000	8,002,464
Wells Fargo Commercial Mortgage Trust 2014-TISH C†	2.005%	#	2/15/2027	9,500	9,497,563
Wells Fargo Mortgage Backed Securities Trust 2005-3 A4	5.50%		5/25/2035	4,976	5,306,375
Wells Fargo Resecuritization Trust 2012-IO A†	1.75%		8/20/2021	13,638	13,633,848
WF-RBS Commercial Mortgage Trust 2011-C2 A2†	3.791%		2/15/2044	41,935	43,014,910
WF-RBS Commercial Mortgage Trust 2011-C2 A3†	4.498%		2/15/2044	29,050	31,604,526
WF-RBS Commercial Mortgage Trust 2011-C3 A2†	3.24%		3/15/2044	19,730	20,277,024
WF-RBS Commercial Mortgage Trust 2011-C4 A2†	3.454%		6/15/2044	28,750	29,733,423
WF-RBS Commercial Mortgage Trust 2011-C4 A3†	4.394%		6/15/2044	660	718,456
WF-RBS Commercial Mortgage Trust 2011-C5 A3	3.526%		11/15/2044	17,650	18,774,252
WF-RBS Commercial Mortgage Trust 2011-C5 XA†	2.159%	#	11/15/2044	23,751	2,157,202
WF-RBS Commercial Mortgage Trust 2012-C10 A2	1.765%		12/15/2045	26,732	26,956,856
WF-RBS Commercial Mortgage Trust 2012-C10 XA†	1.947%	#	12/15/2045	68,144	6,812,765
WF-RBS Commercial Mortgage Trust 2012-C7 A1	2.30%		6/15/2045	25,408	25,815,909
WF-RBS Commercial Mortgage Trust 2012-C7 XA†	1.73%	#	6/15/2045	388,066	34,171,520
WF-RBS Commercial Mortgage Trust 2012-C8 A2	1.881%		8/15/2045	66,590	67,527,221
WF-RBS Commercial Mortgage Trust 2012-C8 XA†	2.367%	#	8/15/2045	70,240	7,359,677
WF-RBS Commercial Mortgage Trust 2013-C11 A2	2.029%		3/15/2045	119,481	121,328,594
WF-RBS Commercial Mortgage Trust 2013-C12 A2	2.072%		3/15/2048	27,740	28,183,257
WF-RBS Commercial Mortgage Trust 2013-C13 A2	1.964%		5/15/2045	33,549	33,924,732
WF-RBS Commercial Mortgage Trust 2013-C13 XA†	1.598%	#	5/15/2045	318,493	26,430,954
WF-RBS Commercial Mortgage Trust 2013-C16 A2	3.223%		9/15/2046	35,000	36,820,962
WF-RBS Commercial Mortgage Trust 2014-C20 XA	1.405%	#	5/15/2047	261,148	20,185,158
WF-RBS Commercial Mortgage Trust 2014-C20 XB	0.734%	#	5/15/2047	50,603	2,591,202

206	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2014

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
WF-RBS Commercial Mortgage Trust 2014-C21 XB	0.761%	#	8/15/2047	$77,369	$4,280,219
WF-RBS Commercial Mortgage Trust 2014-C22 XA	1.119%	#	9/15/2057	100,717	6,629,855
WF-RBS Commercial Mortgage Trust 2014-C22 XB	0.497%	#	9/15/2057	37,769	1,463,836
Total Non-Agency Commercial Mortgage-Backed Securities (cost $10,052,410,936)					10,021,744,626

U.S. TREASURY OBLIGATIONS 3.54%
U.S. Treasury Note	0.25%		4/15/2016	39,930	39,958,071
U.S. Treasury Note	0.375%		3/15/2015	924,130	924,978,351
U.S. Treasury Note	2.125%		12/31/2015	369,572	377,280,903
Total U.S. Treasury Obligations (cost $1,341,315,863)					1,342,217,325
Total Long-Term Investments (cost $36,219,686,727)					36,154,440,300

SHORT-TERM INVESTMENTS 4.43%

COMMERCIAL PAPER 2.33%

Energy Equipment & Services 0.83%
Talisman Energy, Inc.	Zero Coupon		12/3/2014	195,500	195,492,940
Talisman Energy, Inc.	Zero Coupon		12/8/2014	118,500	118,485,023
Total					313,977,963

Oil: Integrated Domestic 0.35%
Weatherford International Ltd.	Zero Coupon		12/15/2014	19,750	19,743,395
Weatherford International Ltd.	Zero Coupon		12/16/2014	24,650	24,641,065
Weatherford International Ltd.	Zero Coupon		12/22/2014	14,000	13,992,895
Weatherford International Ltd.	Zero Coupon		12/29/2014	24,000	23,983,760
Weatherford International Ltd.	Zero Coupon		1/7/2015	49,250	49,205,962
Total					131,567,077

Railroads 0.11%
Kansas City Southern Railway	Zero Coupon		12/1/2014	26,000	26,000,000
Kansas City Southern Railway	Zero Coupon		12/15/2014	17,250	17,246,109
Total					43,246,109

Supermarkets 0.21%
Tesco Treasury Services plc	Zero Coupon		8/18/2015	14,350	14,182,999
Tesco Treasury Services plc	Zero Coupon		8/18/2015	67,500	66,714,455
Total					80,897,454

Utilities 0.17%
Duke Energy Corp.	Zero Coupon		2/17/2015	64,000	63,964,435

See Notes to Financial Statements.	207

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2014

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Utilities: Miscellaneous 0.66%
Entergy Corp.	Zero Coupon	12/1/2014	$38,250	$38,250,000
Entergy Corp.	Zero Coupon	12/4/2014	45,000	44,996,812
NiSource Finance Corp.	Zero Coupon	12/4/2014	37,000	36,997,996
NiSource Finance Corp.	Zero Coupon	12/8/2014	36,500	36,495,387
NiSource Finance Corp.	Zero Coupon	1/8/2015	23,650	23,632,026
NiSource Finance Corp.	Zero Coupon	1/9/2015	71,250	71,194,425
Total				251,566,646
Total Commercial Paper (cost $885,560,351)				885,219,684

CORPORATE BONDS 0.79%

Banks: Regional 0.28%
Royal Bank of Scotland Group plc (United Kingdom)(a)	5.05%	1/8/2015	48,714	48,895,898
Royal Bank of Scotland plc (The) (United Kingdom)(a)	3.95%	9/21/2015	55,190	56,544,915
Total				105,440,813

Chemicals 0.06%
Yara International ASA (Norway)†(a)	5.25%	12/15/2014	22,719	22,754,714

Computer Hardware 0.01%
Hewlett-Packard Co.	2.35%	3/15/2015	3,725	3,741,513

Computer Software 0.00%
CA, Inc.	6.125%	12/1/2014	400	400,000

Computer Technology 0.01%
EQT Corp.	5.00%	10/1/2015	4,277	4,410,836

Diversified Materials & Processing 0.01%
Kilroy Realty LP	5.00%	11/3/2015	2,545	2,633,996

Electric: Power 0.11%
Constellation Energy Group, Inc.	4.55%	6/15/2015	500	510,149
LG&E and KU Energy LLC	2.125%	11/15/2015	12,320	12,441,561
TransAlta Corp. (Canada)(a)	4.75%	1/15/2015	27,974	28,108,779
Total				41,060,489

Energy Equipment & Services 0.08%
Energy Transfer Partners LP	5.95%	2/1/2015	31,569	31,817,417

208	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2014

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Financial: Miscellaneous 0.03%
Ford Motor Credit Co. LLC	12.00%	5/15/2015	$10,600	$11,136,975

Food 0.07%
Tesco plc (United Kingdom)(a)	2.00%	12/5/2014	6,500	6,500,455
Tesco plc (United Kingdom)†(a)	2.00%	12/5/2014	20,200	20,201,414
Total				26,701,869

Metals & Minerals: Miscellaneous 0.01%
Teck Resources Ltd. (Canada)(a)	5.375%	10/1/2015	3,550	3,674,804

Milling: Fruits/Grain 0.00%
Ingredion, Inc.	3.20%	11/1/2015	1,180	1,203,936

Oil 0.01%
Gulf South Pipeline Co. LP†	5.05%	2/1/2015	2,025	2,038,877

Oil: Crude Producers 0.11%
Sunoco, Inc.	9.625%	4/15/2015	34,725	35,812,135
Williams Partners LP	3.80%	2/15/2015	4,475	4,500,942
Total				40,313,077

Real Estate Investment Trusts 0.00%
DDR Corp.	5.50%	5/1/2015	585	596,262
Regency Centers LP	5.25%	8/1/2015	1,070	1,101,553
Total				1,697,815
Total Corporate Bonds (cost $299,073,894)				299,027,131

FOREIGN GOVERNMENT OBLIGATION(a) 0.03%

Sri Lanka
Republic of Sri Lanka† (cost $12,940,848)	7.40%	1/22/2015	12,833	12,993,413

MUNICIPAL BOND 0.01%

Miscellaneous
McLennan Cnty Pub Fac Corp. (cost $3,000,000)	0.62%	6/1/2015	3,000	2,999,280

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITY 0.00%
JPMorgan Chase Commercial Mortgage Securities Trust 2014-BXH XCP† (cost $0)	Zero Coupon	5/15/2015	226,952	3,404

See Notes to Financial Statements.	209

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2014

Investments	Principal Amount (000)	Fair Value
REPURCHASE AGREEMENT 1.27%
Repurchase Agreement dated 11/28/2014, Zero Coupon due 12/1/2014 with Fixed Income Clearing Corp. collateralized by $44,365,000 of U.S. Treasury Note at 1.125% due 12/31/2019; $104,020,000 of U.S. Treasury Note at 1.75% due 5/15/2022; $61,345,000 of U.S. Treasury Note at 2.00% due 7/31/2020; $48,000,000 of U.S. Treasury Note at 2.00% due 5/31/2021 and $230,620,000 of U.S. Treasury Note at 2.125% due 8/15/2021; value: $493,071,714; proceeds: $483,400,166 (cost $483,400,166)	$483,400	$483,400,166
Total Short-Term Investments (cost $1,683,975,259)		1,683,643,078
Total Investments in Securities 99.66% (cost $37,903,661,986)		37,838,083,378
Cash, Foreign Cash and Other Assets in Excess of Liabilities(h) 0.34%		130,458,850
Net Assets 100.00%		$37,968,542,228

CAD	Canadian dollar.
CHF	Swiss franc.
EUR	euro.
GBP	British pound.
AGM	Assured Guaranty Municipal Corporation
COD	Certificate of Deposit.
IO	Interest Only.
PIK	Payment-in-kind.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2014.
(a)	Foreign security traded in U.S. dollars.
(b)	Defaulted security.
(c)	Investment in non-U.S. dollar denominated securities.
(d)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2014.
(e)	Amount is less than $1,000.
(f)	Security has been fully/partially segregated to cover margin requirements for open futures contracts as of November 30, 2014.
(g)	Securities purchased on a when-issued basis (See Note 2(i)).
(h)	Cash, Foreign Cash and Other Assets in Excess of Liabilities include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts, credit default swaps and the fair value of total return swap as follows:

210	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2014

Open Forward Foreign Currency Exchange Contracts at November 30, 2014:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
British pound	Sell	Morgan Stanley	1/20/2015	33,270,000	$53,020,769	$51,951,737	$1,069,032
Canadian dollar	Sell	Bank of America	1/7/2015	9,015,000	8,041,475	7,877,051	164,424
euro	Sell	Bank of America	2/13/2015	14,050,000	17,482,331	17,479,521	2,810
euro	Sell	Morgan Stanley	2/13/2015	14,050,000	17,485,267	17,479,521	5,746
euro	Sell	UBS AG	2/13/2015	14,415,000	18,191,629	17,933,616	258,013
euro	Sell	Goldman Sachs	2/13/2015	27,350,000	34,145,004	34,025,972	119,032
Swiss franc	Sell	J.P. Morgan	2/19/2015	11,290,000	11,723,603	11,695,487	28,116
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$1,647,173

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
British pound	Buy	J.P. Morgan	1/20/2015	29,500,000	$47,602,947	$46,064,811	$(1,538,136)

Open Futures Contracts at November 30, 2014:

Type	Expiration	Contracts	Position	Fair Value	Unrealized Appreciation
U.S. 2-Year Treasury Note	March 2015	39,196	Long	$8,589,435,977	$12,102,582

Type	Expiration	Contracts	Position	Fair Value	Unrealized Depreciation
U.S. 5-Year Treasury Note	March 2015	3,671	Short	$(438,655,822)	$(2,490,090)

See Notes to Financial Statements.	211

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2014

Credit Default Swaps on Indexes – Sell Protection at November 30, 2014(1):

Referenced Index	Fund Receives	Termination Date	Original Notional Amount	Current Notional Amount	Fair Value(2)	Payments Upfront(3)	Unrealized Appreciation(4)	Credit Default Swap Agreements Payable at Fair Value(5)
Markit CMBX. NA.AAA.2(6)	.07%	3/15/2049	$24,000,000	$22,313,249	$23,878,651	$568,583	$447,234	$121,349
Markit CMBX. NA.AAA.2(6)	.07%	3/15/2049	24,700,000	22,964,052	24,575,112	1,292,700	1,167,812	124,888
Markit CMBX. NA.AAA.2(6)	.07%	3/15/2049	25,000,000	23,242,967	24,873,595	607,125	480,720	126,405
Markit CMBX. NA.AAA.3(6)	.08%	12/13/2049	23,000,000	22,190,747	22,883,708	790,964	674,672	116,292
Markit CMBX. NA.AAA.3(6)	.08%	12/13/2049	23,000,000	22,190,747	22,883,708	811,479	695,187	116,292
Markit CMBX. NA.AAA.4(6)	.35%	2/17/2051	29,500,000	28,593,180	29,397,502	2,248,043	2,145,545	102,498
Markit CMBX. NA.AAA.2(7)	.07%	3/15/2049	23,400,000	21,755,417	23,281,685	1,225,017	1,106,702	118,315
Markit CMBX. NA.AAA.2(7)	.07%	3/15/2049	49,500,000	46,021,075	49,249,718	2,591,381	2,341,099	250,282
Markit CMBX. NA.AAA.3(7)	.08%	12/13/2049	9,900,000	9,551,670	9,849,944	744,181	694,125	50,056
Markit CMBX. NA.AAA.2(8)	.07%	3/15/2049	23,000,000	21,383,530	22,883,707	626,365	510,072	116,293
Markit CMBX. NA.AAA.3(8)	.08%	12/13/2049	14,800,000	14,279,264	14,725,168	1,189,896	1,115,064	74,832
Markit CMBX. NA.AAA.3(8)	.08%	12/13/2049	24,500,000	23,637,970	24,376,123	1,970,432	1,846,555	123,877
						$14,666,166	$13,224,787	$1,441,379

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Fair value serves as the indicator of the current status of payment/performance risk.
(3)	Upfront payments received are presented net of amortization (See Note 2(p)).
(4)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $13,224,787. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $0.
(5)	Includes upfront payments received.
(6)	Swap Counterparty: Credit Suisse.
(7)	Swap Counterparty: Goldman Sachs.
(8)	Swap Counterparty: Morgan Stanley.

Open Total Return Swap at November 30, 2014:

Swap Counterparty	Payment Made By The Fund On Contract Date	Payment To Be Received By The Fund At Termination Date	Reference Entity	Notional Amount	Termination Date	Fair Value
		7,083 Convertible	OGX Petroleo e Gas
		Debenture Units	S.A. Convertible
Deutsche Bank AG	$2,959,141	(Reference Entity)	Debentures (Brazil)	$2,959,141	4/15/2015	$2,959,141

212	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2014

The following is a summary of the inputs used as of November 30, 2014 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$–	$5,536,220,019	$–	$5,536,220,019
Corporate Bonds	–	15,289,298,370	–	15,289,298,370
Floating Rate Loans(4)
Aerospace/Defense	–	128,954,457	–	128,954,457
Apparel	–	15,549,995	–	15,549,995
Banks: Money Center	–	26,605,105	–	26,605,105
Chemicals	–	38,104,129	–	38,104,129
Consumer Products	–	32,492,577	–	32,492,577
Containers	–	–	9,270,462	9,270,462
Energy Equipment & Services	–	46,765,428	–	46,765,428
Food	–	57,884,089	–	57,884,089
Gaming	–	224,994,444	–	224,994,444
Health Care	–	376,728,363	–	376,728,363
Health Care Products	–	40,624,304	–	40,624,304
Leisure	–	2,849,344	–	2,849,344
Media	–	250,679,981	–	250,679,981
Metals & Minerals: Miscellaneous	–	12,948,862	–	12,948,862
Pharmaceuticals	–	32,361,713	–	32,361,713
Services	–	94,605,179	36,864,755	131,469,934
Technology	–	164,867,209	–	164,867,209
Telecommunications	–	163,468,277	–	163,468,277
Utilities	–	62,588,264	46,143,232	108,731,496
Foreign Bonds	–	67,203,976	–	67,203,976
Foreign Government Obligations	–	149,618,249	–	149,618,249
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	648,436,791	–	648,436,791
Government Sponsored Enterprises Pass-Throughs	–	1,515,474,253	–	1,515,474,253
Municipal Bonds	–	33,896,346	–	33,896,346
Non-Agency Commercial Mortgage-Backed Securities	–	10,021,748,030	–	10,021,748,030
U.S. Treasury Obligation	–	1,342,217,325	–	1,342,217,325
Commercial Paper	–	885,219,684	–	885,219,684
Repurchase Agreement	–	483,400,166	–	483,400,166
Total	$–	$37,745,804,929	$92,278,449	$37,838,083,378

See Notes to Financial Statements.	213

Schedule of Investments (concluded)

SHORT DURATION INCOME FUND November 30, 2014

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Credit Default Swaps
Assets	$–	$–	$–	$–
Liabilities	–	(1,441,379)	–	(1,441,379)
Forward Foreign Currency Exchange Contracts
Assets	–	1,647,173	–	1,647,173
Liabilities	–	(1,538,136)	–	(1,538,136)
Futures Contracts
Assets	12,102,582	–	–	12,102,582
Liabilities	(2,490,090)	–	–	(2,490,090)
Total Return Swap
Assets	–	–	2,959,141	2,959,141
Liabilities	–	–	–	–
Total	$9,612,492	$(1,332,342)	$2,959,141	$11,239,291

(1)	Refer to note 2(r) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended November 30, 2014.
(4)	Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Floating Rate Loans	Total Return Swap
Balance as of December 1, 2013	$57,270,583	$–
Accrued discounts/premiums	48,037	–
Realized gain (loss)	(27,159)	–
Change in unrealized appreciation/depreciation	(958,440)	–
Purchases	23,022,408	3,007,604
Sales	(20,983,751)	(48,463)
Net transfers in or out of Level 3	33,906,771	–
Balance as of November 30, 2014	$92,278,449	$2,959,141

214	See Notes to Financial Statements.

Statements of Assets and Liabilities

November 30, 2014

	Convertible Fund	Floating Rate Fund	High Yield Fund
ASSETS:
Investments in securities, at cost	$826,005,672	$7,486,913,935	$4,208,433,199
Investments in securities, at fair value	$850,231,001	$7,376,552,842	$4,193,345,603
Deposits with brokers for derivatives collateral	–	1,315,500	–
Cash	–	–	1,715,080
Foreign cash, at value (cost $0, $545,969 and $6,486,959, respectively)	–	544,230	6,463,548
Receivables:
Interest and dividends	3,954,476	52,484,198	62,097,146
Investment securities sold	–	349,212,714	15,679,621
Capital shares sold	958,098	34,937,806	25,607,302
From advisor (See Note 3)	74,924	–	–
Unrealized appreciation on forward foreign currency exchange contracts	162,579	3,156,311	1,701,491
Unrealized appreciation on unfunded commitments	–	11,704	–
Credit default swap agreements receivable, at fair value (including upfront payments received of $0, $0, and $89,886)	–	–	156,236
Prepaid expenses and other assets	47,851	208,365	141,863
Total assets	855,428,929	7,818,423,670	4,306,907,890
LIABILITIES:
Payables:
To bank	–	19,534	–
Investment securities purchased	8,563,982	314,261,914	88,766,962
Capital shares reacquired	464,913	22,317,940	10,269,501
12b-1 distribution fees	69,014	2,723,295	553,311
Trustees’ fees	60,151	423,347	203,849
Management fee	481,112	2,824,618	1,792,288
Fund administration	27,492	247,424	133,520
To affiliates (See Note 3)	45,615	–	173,890
Variation margin	–	327,354	–
Reverse repurchase agreement payable, at fair value	–	–	4,766,038
Unrealized depreciation on forward foreign currency exchange contracts	–	95,985	47,741
Distributions payable	–	26,165,569	18,029,079
Accrued expenses	186,279	1,769,617	846,154
Total liabilities	9,898,558	371,176,597	125,582,333
NET ASSETS	$845,530,371	$7,447,247,073	$4,181,325,557
COMPOSITION OF NET ASSETS:
Paid-in capital	$732,090,375	$7,572,611,360	$4,131,448,792
Undistributed (distributions in excess of) net investment income	10,338,567	(2,952,402)	(2,324,815)
Accumulated net realized gain (loss) on investments, futures contracts, swaps and foreign currency related transactions	78,721,069	(13,565,300)	65,527,405
Net unrealized appreciation (depreciation) on investments, futures contracts, swaps, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	24,380,360	(108,846,585)	(13,325,825)
Net Assets	$845,530,371	$7,447,247,073	$4,181,325,557

216	See Notes to Financial Statements.

Statements of Assets and Liabilities (continued)

November 30, 2014

	Convertible Fund	Floating Rate Fund	High Yield Fund

Net assets by class:
Class A Shares	$171,401,395	$2,856,709,265	$922,138,766
Class B Shares	$2,351,400	–	$10,681,789
Class C Shares	$68,684,769	$1,740,186,653	$345,737,617
Class F Shares	$132,982,270	$2,387,227,095	$602,251,572
Class I Shares	$466,536,704	$435,249,582	$2,259,001,274
Class P Shares	$51,098	–	$1,603,300
Class R2 Shares	$379,552	$669,805	$4,742,039
Class R3 Shares	$3,143,183	$27,204,673	$35,169,200
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	12,609,364	307,117,220	118,408,426
Class B Shares	173,256	–	1,377,750
Class C Shares	5,081,404	186,945,687	44,624,127
Class F Shares	9,781,611	256,913,198	77,436,339
Class I Shares	34,166,218	46,762,677	288,874,141
Class P Shares	3,716	–	203,081
Class R2 Shares	27,649	71,908	605,383
Class R3 Shares	231,972	2,923,525	4,490,779
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$13.59	$9.30	$7.79
Class A Shares-Maximum offering price (Net asset value plus sales charge of 2.25%)	$13.90	$9.51	$7.97
Class B Shares-Net asset value	$13.57	–	$7.75
Class C Shares-Net asset value	$13.52	$9.31	$7.75
Class F Shares-Net asset value	$13.60	$9.29	$7.78
Class I Shares-Net asset value	$13.65	$9.31	$7.82
Class P Shares-Net asset value	$13.75	–	$7.89
Class R2 Shares-Net asset value	$13.73	$9.31	$7.83
Class R3 Shares-Net asset value	$13.55	$9.31	$7.83

See Notes to Financial Statements.	217

Statements of Assets and Liabilities (continued)

November 30, 2014

	Income Fund	Inflation Focused Fund	Short Duration Income Fund
ASSETS:
Investments in securities, at cost	$2,165,970,959	$955,906,031	$37,903,661,986
Investments in securities, at fair value	$2,216,536,648	$953,421,739	$37,838,083,378
Deposits with brokers for derivatives collateral	5,189,921	76,320,000	2,680,000
Cash	3,168,613	2,350,279	121,195,927
Foreign cash, at value (cost $125,356, $11,587 and $593,456, respectively)	124,526	11,502	589,339
Receivables:
Interest and dividends	26,025,884	8,208,549	308,966,043
Investment securities sold	115,141,594	6,749,945	230,063,654
Capital shares sold	16,796,204	4,902,045	219,797,616
From advisor (See Note 3)	236,253	260,599	–
Variation margin	–	40,017	2,690,691
Total return swap, at fair value	171,290	21,307	2,959,141
Unrealized appreciation on forward foreign currency exchange contracts	2,755,027	47,012	1,647,173
Unrealized appreciation on CPI swaps	–	8,585,281	–
Prepaid expenses and other assets	81,982	62,915	873,161
Total assets	2,386,227,942	1,060,981,190	38,729,546,123
LIABILITIES:
Payables:
Investment securities purchased	262,962,851	12,757,380	521,120,178
Capital shares reacquired	3,080,910	4,807,586	90,651,434
12b-1 distribution fees	588,622	259,974	12,753,879
Trustees’ fees	624,301	48,285	1,955,760
Management fee	848,992	310,270	7,905,483
Fund administration	67,919	31,027	1,245,151
To affiliate (See Note 3)	–	–	95,252
Variation margin	24,318	–	–
Unrealized depreciation on forward foreign currency exchange contracts	7,473,682	45,101	1,538,136
Unrealized depreciation on CPI swaps	–	91,120,193	–
Distributions payable	7,874,740	3,126,305	115,053,550
Credit default swap agreements payable, at fair value (including upfront payments received of $0, $317,142, and $14,666,166)	–	36,624	1,441,379
Accrued expenses	575,940	462,328	7,243,693
Total liabilities	284,122,275	113,005,073	761,003,895
NET ASSETS	$2,102,105,667	$947,976,117	$37,968,542,228
COMPOSITION OF NET ASSETS:
Paid-in capital	$2,062,521,335	$1,058,780,753	$38,679,712,542
Undistributed (distributions in excess of) net investment income	(4,057,315)	336,267	7,108,902
Accumulated net realized loss on investments, futures contracts, swaps and foreign currency related transactions	(1,091,383)	(26,588,771)	(676,688,540)
Net unrealized appreciation (depreciation) on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	44,733,030	(84,552,132)	(41,590,676)
Net Assets	$2,102,105,667	$947,976,117	$37,968,542,228

218	See Notes to Financial Statements.

Statements of Assets and Liabilities (concluded)

November 30, 2014

	Income Fund	Inflation Focused Fund	Short Duration Income Fund

Net assets by class:
Class A Shares	$1,152,323,733	$438,683,614	$13,157,574,582
Class B Shares	$8,510,689	–	$25,983,630
Class C Shares	$316,854,261	$100,135,606	$8,058,228,255
Class F Shares	$437,545,407	$324,163,327	$12,099,078,834
Class I Shares	$132,086,444	$84,472,190	$4,461,187,650
Class R2 Shares	$4,704,072	$318,910	$19,240,602
Class R3 Shares	$50,081,061	$202,470	$147,248,675
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	394,448,278	32,898,866	2,924,347,467
Class B Shares	2,910,539	–	5,767,888
Class C Shares	107,978,809	7,498,389	1,779,883,500
Class F Shares	149,798,411	24,292,167	2,691,258,293
Class I Shares	45,207,422	6,335,821	992,340,308
Class R2 Shares	1,596,541	23,935	4,274,866
Class R3 Shares	17,087,118	15,190	32,695,619
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$2.92	$13.33	$4.50
Class A Shares-Maximum offering price (Net asset value plus sales charge of 2.25%)	$2.99	$13.64	$4.60
Class B Shares-Net asset value	$2.92	–	$4.50
Class C Shares-Net asset value	$2.93	$13.35	$4.53
Class F Shares-Net asset value	$2.92	$13.34	$4.50
Class I Shares-Net asset value	$2.92	$13.33	$4.50
Class R2 Shares-Net asset value	$2.95	$13.32	$4.50
Class R3 Shares-Net asset value	$2.93	$13.33	$4.50

See Notes to Financial Statements.	219

Statements of Operations

For the Year Ended November 30, 2014

	Convertible Fund	Floating Rate Fund	High Yield Fund
Investment income:
Dividends (net of foreign withholding taxes of $10,876, $0 and $3,005, respectively)	$4,872,095	$–	$1,302,768
Interest and other (net of foreign withholding taxes of $878, $0 and $63,433, respectively)	10,620,933	457,700,561	208,782,310
Total investment income	15,493,028	457,700,561	210,085,078
Expenses:
Management fee	5,032,569	38,851,981	18,060,967
12b-1 distribution plan-Class A	303,725	6,875,237	1,894,983
12b-1 distribution plan-Class B	26,052	–	122,669
12b-1 distribution plan-Class C	563,588	16,683,363	2,829,406
12b-1 distribution plan-Class F	110,300	2,637,099	450,254
12b-1 distribution plan-Class P	208	–	7,125
12b-1 distribution plan-Class R2	1,554	4,180	31,748
12b-1 distribution plan-Class R3	13,728	113,353	157,148
Shareholder servicing	363,810	6,523,937	2,485,155
Fund administration	287,575	3,409,065	1,324,877
Registration	136,489	749,972	365,714
Reports to shareholders	62,341	752,584	270,498
Professional	62,109	147,279	89,775
Trustees’ fees	26,647	345,513	121,925
Custody	21,543	128,206	121,270
Subsidy (See Note 3)	516,442	–	1,634,412
Other	32,211	315,975	210,535
Gross expenses	7,560,891	77,537,744	30,178,461
Expense reductions (See Note 9)	(286)	(7,182)	(1,798)
Management fee waived (See Note 3)	(358,579)	–	–
Net expenses	7,202,026	77,530,562	30,176,663
Net investment income	8,291,002	380,169,999	179,908,415
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments, futures contracts, swaps and foreign currency related transactions	89,981,637	(16,949,291)	84,691,806
Net change in unrealized appreciation/depreciation on investments, futures contracts, swaps, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	(31,284,746)	(150,970,191)	(90,306,372)
Net realized and unrealized gain (loss)	58,696,891	(167,919,482)	(5,614,566)
Net Increase in Net Assets Resulting From Operations	$66,987,893	$212,250,517	$174,293,849

220	See Notes to Financial Statements.

Statements of Operations (concluded)

For the Year Ended November 30, 2014

	Income Fund	Inflation Focused Fund	Short Duration Income Fund
Investment income:
Dividends	$150,300	$–	$–
Interest and other (net of foreign withholding taxes of $490, $0 and $0, respectively)	84,980,842	26,242,162	1,002,132,180
Total investment income	85,131,142	26,242,162	1,002,132,180
Expenses:
Management fee	9,310,193	3,753,198	90,271,106
12b-1 distribution plan-Class A	2,103,549	902,509	26,730,302
12b-1 distribution plan-Class B	95,802	–	287,571
12b-1 distribution plan-Class C	2,592,972	1,087,326	69,643,962
12b-1 distribution plan-Class F	335,021	279,789	10,350,525
12b-1 distribution plan-Class R2	22,727	1,481	104,261
12b-1 distribution plan-Class R3	197,930	733	638,477
Shareholder servicing	2,032,853	1,221,312	24,891,007
Fund administration	744,815	375,320	14,203,377
Registration	185,122	198,184	2,062,119
Reports to shareholders	131,232	118,180	2,635,594
Professional	83,503	102,697	255,758
Trustees’ fees	72,441	36,946	1,378,400
Custody	62,355	87,357	445,324
Subsidy (See Note 3)	–	19,795	871,222
Other	103,664	73,808	1,297,873
Gross expenses	18,074,179	8,258,635	246,066,878
Expense reductions (See Note 9)	(1,552)	(797)	(29,226)
Management fee waived (See Note 3)	(1,924,802)	(825,352)	–
Net expenses	16,147,825	7,432,486	246,037,652
Net investment income	68,983,317	18,809,676	756,094,528
Net realized and unrealized gain (loss):
Net realized gain on investments, futures contracts, swaps and foreign currency related transactions	32,626,763	1,841,831	144,828,398
Net change in unrealized appreciation/depreciation on investments, futures contracts, swaps, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	41,753,694	(48,464,530)	(175,564,183)
Net realized and unrealized gain (loss)	74,380,457	(46,622,699)	(30,735,785)
Increase (Decrease) in Net Assets Resulting From Operations	$143,363,774	$(27,813,023)	$725,358,743

See Notes to Financial Statements.	221

Statements of Changes in Net Assets

	Convertible Fund
INCREASE IN NET ASSETS	For the Year Ended November 30, 2014	For the Year Ended November 30, 2013
Operations:
Net investment income	$8,291,002	$7,607,339
Net realized gain on investments and foreign currency related transactions	89,981,637	65,947,836
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(31,284,746)	41,033,257
Net increase in net assets resulting from operations	66,987,893	114,588,432
Distributions to shareholders from:
Net investment income
Class A	(2,965,891)	(1,497,415)
Class B	(38,373)	(45,803)
Class C	(962,817)	(743,099)
Class F	(2,181,735)	(1,012,014)
Class I	(8,760,721)	(7,808,870)
Class P	(854)	(655)
Class R2	(3,575)	(1,619)
Class R3	(46,410)	(21,325)
Net realized gain
Class A	(7,749,692)	–
Class B	(195,676)	–
Class C	(3,927,766)	–
Class F	(5,187,501)	–
Class I	(24,507,594)	–
Class P	(2,837)	–
Class R2	(10,597)	–
Class R3	(137,474)	–
Total distributions to shareholders	(56,679,513)	(11,130,800)
Capital share transactions (Net of share conversions) (See Note 13):
Net proceeds from sales of shares	504,472,762	213,952,337
Reinvestment of distributions	53,080,027	10,438,635
Cost of shares reacquired	(339,424,521)	(145,661,439)
Net increase in net assets resulting from capital share transactions	218,128,268	78,729,533
Net increase in net assets	228,436,648	182,187,165
NET ASSETS:
Beginning of year	$617,093,723	$434,906,558
End of year	$845,530,371	$617,093,723
Undistributed net investment income	$10,338,567	$5,993,358

222	See Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

	Floating Rate Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended November 30, 2014	For the Year Ended November 30, 2013
Operations:
Net investment income	$380,169,999	$263,053,106
Net realized gain (loss) on investments, futures contracts and foreign currency related transactions	(16,949,291)	26,829,958
Net change in unrealized appreciation/depreciation on investments, futures contracts, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	(150,970,191)	26,078,790
Net increase in net assets resulting from operations	212,250,517	315,961,854
Distributions to shareholders from:
Net investment income
Class A	(157,097,787)	(110,382,108)
Class C	(73,416,784)	(53,963,968)
Class F	(123,121,338)	(79,646,848)
Class I	(25,374,552)	(18,721,642)
Class R2	(29,186)	(19,240)
Class R3	(980,327)	(284,199)
Net realized gain
Class A	(5,992,273)	–
Class C	(3,168,726)	–
Class F	(4,427,832)	–
Class I	(1,001,570)	–
Class R2	(999)	–
Class R3	(25,410)	–
Total distributions to shareholders	(394,636,784)	(263,018,005)
Capital share transactions (See Note 13):
Net proceeds from sales of shares	3,520,208,488	6,833,727,139
Reinvestment of distributions	314,723,706	209,470,360
Cost of shares reacquired	(4,854,904,041)	(1,950,939,791)
Net increase (decrease) in net assets resulting from capital share transactions	(1,019,971,847)	5,092,257,708
Net increase (decrease) in net assets	(1,202,358,114)	5,145,201,557
NET ASSETS:
Beginning of year	$8,649,605,187	$3,504,403,630
End of year	$7,447,247,073	$8,649,605,187
Undistributed (distributions in excess of) net investment income	$(2,952,402)	$748,512

See Notes to Financial Statements.	223

Statements of Changes in Net Assets (continued)

	High Yield Fund
INCREASE IN NET ASSETS	For the Year Ended November 30, 2014	For the Year Ended November 30, 2013
Operations:
Net investment income	$179,908,415	$152,749,222
Net realized gain on investments, futures contracts, swaps and foreign currency related transactions	84,691,806	99,917,666
Net change in unrealized appreciation/depreciation on investments, futures contracts, swaps, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	(90,306,372)	(6,209,436)
Net increase in net assets resulting from operations	174,293,849	246,457,452
Distributions to shareholders from:
Net investment income
Class A	(54,714,437)	(52,717,860)
Class B	(616,383)	(843,735)
Class C	(17,114,257)	(17,732,214)
Class F	(26,288,964)	(22,879,609)
Class I	(90,883,949)	(63,647,778)
Class P	(87,965)	(93,873)
Class R2	(286,244)	(266,379)
Class R3	(1,738,195)	(1,460,036)
Net realized gain
Class A	(28,726,127)	(18,307,283)
Class B	(444,152)	(376,425)
Class C	(10,505,509)	(6,858,174)
Class F	(13,416,030)	(7,649,886)
Class I	(39,914,001)	(18,265,444)
Class P	(50,993)	(31,677)
Class R2	(161,318)	(82,476)
Class R3	(985,577)	(493,031)
Total distributions to shareholders	(285,934,101)	(211,705,880)
Capital share transactions (Net of share conversions) (See Note 13):
Net proceeds from sales of shares	2,974,683,418	1,442,345,157
Reinvestment of distributions	252,387,774	180,550,693
Cost of shares reacquired	(1,714,227,446)	(1,163,563,507)
Net increase in net assets resulting from capital share transactions	1,512,843,746	459,332,343
Net increase in net assets	1,401,203,494	494,083,915
NET ASSETS:
Beginning of year	$2,780,122,063	$2,286,038,148
End of year	$4,181,325,557	$2,780,122,063
Distributions in excess of net investment income	$(2,324,815)	$(3,361,315)

224	See Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

	Income Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended November 30, 2014	For the Year Ended November 30, 2013
Operations:
Net investment income	$68,983,317	$78,976,329
Net realized gain on investments, futures contracts and foreign currency related transactions	32,626,763	41,706,784
Net change in unrealized appreciation/depreciation on investments, futures contracts, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	41,753,694	(115,741,816)
Net increase in net assets resulting from operations	143,363,774	4,941,297
Distributions to shareholders from:
Net investment income
Class A	(49,927,688)	(57,252,921)
Class B	(379,421)	(526,973)
Class C	(12,563,879)	(15,907,477)
Class F	(16,110,292)	(20,500,084)
Class I	(5,650,901)	(4,289,309)
Class R2	(164,581)	(107,562)
Class R3	(1,768,650)	(1,044,123)
Net realized gain
Class A	(16,287,238)	(19,743,480)
Class B	(164,902)	(246,675)
Class C	(4,932,956)	(6,411,432)
Class F	(4,380,342)	(7,961,315)
Class I	(1,420,439)	(1,408,068)
Class R2	(50,278)	(20,807)
Class R3	(474,725)	(267,682)
Total distributions to shareholders	(114,276,292)	(135,687,908)
Capital share transactions (Net of share conversions) (See Note 13):
Net proceeds from sales of shares	777,277,597	839,204,160
Reinvestment of distributions	95,008,560	111,535,685
Cost of shares reacquired	(606,009,605)	(1,141,050,873)
Net increase (decrease) in net assets resulting from capital share transactions	266,276,552	(190,311,028)
Net increase (decrease) in net assets	295,364,034	(321,057,639)
NET ASSETS:
Beginning of year	$1,806,741,633	$2,127,799,272
End of year	$2,102,105,667	$1,806,741,633
Distributions in excess of net investment income	$(4,057,315)	$(3,826,917)

See Notes to Financial Statements.	225

Statements of Changes in Net Assets (continued)

	Inflation Focused Fund
INCREASE IN NET ASSETS	For the Year Ended November 30, 2014	For the Year Ended November 30, 2013
Operations:
Net investment income	$18,809,676	$16,225,253
Net realized gain on investments, futures contracts, swaps and foreign currency related transactions	1,841,831	5,362,086
Net change in unrealized appreciation/depreciation on investments, futures contracts, swaps, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	(48,464,530)	(44,431,060)
Net decrease in net assets resulting from operations	(27,813,023)	(22,843,721)
Distributions to shareholders from:
Net investment income
Class A	(16,462,119)	(15,649,818)
Class C	(3,576,540)	(3,562,779)
Class F	(10,620,797)	(9,754,947)
Class I	(3,371,516)	(1,474,620)
Class R2	(8,210)	(1,884)
Class R3	(5,027)	(1,688)
Total distributions to shareholders	(34,044,209)	(30,445,736)
Capital share transactions (See Note 13):
Net proceeds from sales of shares	710,805,051	971,762,614
Reinvestment of distributions	27,702,318	24,624,889
Cost of shares reacquired	(656,553,266)	(523,463,696)
Net increase in net assets resulting from capital share transactions	81,954,103	472,923,807
Net increase in net assets	20,096,871	419,634,350
NET ASSETS:
Beginning of year	$927,879,246	$508,244,896
End of year	$947,976,117	$927,879,246
Undistributed net investment income	$336,267	$67,784

226	See Notes to Financial Statements.

Statements of Changes in Net Assets (concluded)

	Short Duration Income Fund
INCREASE IN NET ASSETS	For the Year Ended November 30, 2014	For the Year Ended November 30, 2013
Operations:
Net investment income	$756,094,528	$679,868,903
Net realized gain on investments, futures contracts, swaps and foreign currency related transactions	144,828,398	362,220,017
Net change in unrealized appreciation/depreciation on investments, futures contracts, swaps, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	(175,564,183)	(433,625,110)
Net increase in net assets resulting from operations	725,358,743	608,463,810
Distributions to shareholders from:
Net investment income
Class A	(492,101,765)	(465,416,488)
Class B	(832,082)	(1,009,420)
Class C	(242,747,287)	(238,182,649)
Class F	(391,559,355)	(314,362,855)
Class I	(138,731,715)	(91,791,365)
Class R2	(573,630)	(394,485)
Class R3	(4,349,339)	(2,679,181)
Net realized gain
Class A	(17,674,782)	(3,459,820)
Class B	(41,940)	(11,605)
Class C	(10,740,752)	(2,206,086)
Class F	(12,228,198)	(2,233,989)
Class I	(4,311,091)	(567,276)
Class R2	(18,850)	(3,202)
Class R3	(152,877)	(17,860)
Total distributions to shareholders	(1,316,063,663)	(1,122,336,281)
Capital share transactions (Net of share conversions) (See Note 13):
Net proceeds from sales of shares	19,126,625,581	19,913,817,824
Reinvestment of distributions	1,064,143,330	892,344,164
Cost of shares reacquired	(15,683,285,935)	(14,061,406,443)
Net increase in net assets resulting from capital share transactions	4,507,482,976	6,744,755,545
Net increase in net assets	3,916,778,056	6,230,883,074
NET ASSETS:
Beginning of year	$34,051,764,172	$27,820,881,098
End of year	$37,968,542,228	$34,051,764,172
Undistributed net investment income	$7,108,902	$1,408,322

See Notes to Financial Statements.	227

Financial Highlights

CONVERTIBLE FUND

	Class A Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$13.66	$11.12	$10.33	$11.24	$10.30
Investment operations:
Net investment income(a)	.14	.18	.23	.28	.33
Net realized and unrealized gain (loss)	.98	2.63	.85	(.82)	1.08
Total from investment operations	1.12	2.81	1.08	(.54)	1.41
Distributions to shareholders from:
Net investment income	(.29)	(.27)	(.29)	(.37)	(.47)
Net realized gain	(.90)	–	–	–	–
Total distributions	(1.19)	(.27)	(.29)	(.37)	(.47)
Net asset value, end of year	$13.59	$13.66	$11.12	$10.33	$11.24
Total Return(b)	8.99%	25.74%	10.62%	(5.07)%	14.12%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.06%	1.06%	1.07%	.99%	1.41%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.06%	1.06%	1.07%	.99%	1.41%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.11%	1.12%	1.13%	.99%	1.41%
Net investment income	1.09%	1.42%	2.14%	2.43%	3.05%

Supplemental Data:
Net assets, end of year (000)	$171,401	$113,956	$59,728	$74,497	$80,399
Portfolio turnover rate	174.32%	160.16%	92.34%	64.09%	47.60%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

228	See Notes to Financial Statements.

Financial Highlights (continued)

CONVERTIBLE FUND

	Class B Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$13.63	$11.09	$10.30	$11.20	$10.27
Investment operations:
Net investment income(a)	.04	.08	.15	.20	.26
Net realized and unrealized gain (loss)	.98	2.63	.84	(.82)	1.07
Total from investment operations	1.02	2.71	.99	(.62)	1.33
Distributions to shareholders from:
Net investment income	(.18)	(.17)	(.20)	(.28)	(.40)
Net realized gain	(.90)	–	–	–	–
Total distributions	(1.08)	(.17)	(.20)	(.28)	(.40)
Net asset value, end of year	$13.57	$13.63	$11.09	$10.30	$11.20
Total Return(b)	8.17%	24.76%	9.67%	(5.78)%	13.30%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.86%	1.86%	1.87%	1.75%	2.05%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.86%	1.86%	1.87%	1.75%	2.05%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.91%	1.91%	1.93%	1.75%	2.05%
Net investment income	.27%	.67%	1.35%	1.71%	2.42%

Supplemental Data:
Net assets, end of year (000)	$2,351	$2,950	$3,127	$5,243	$8,915
Portfolio turnover rate	174.32%	160.16%	92.34%	64.09%	47.60%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	229

Financial Highlights (continued)

CONVERTIBLE FUND

	Class C Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$13.59	$11.06	$10.28	$11.18	$10.25
Investment operations:
Net investment income(a)	.06	.10	.16	.21	.26
Net realized and unrealized gain (loss)	.98	2.63	.84	(.81)	1.08
Total from investment operations	1.04	2.73	1.00	(.60)	1.34
Distributions to shareholders from:
Net investment income	(.21)	(.20)	(.22)	(.30)	(.41)
Net realized gain	(.90)	–	–	–	–
Total distributions	(1.11)	(.20)	(.22)	(.30)	(.41)
Net asset value, end of year	$13.52	$13.59	$11.06	$10.28	$11.18
Total Return(b)	8.36%	25.02%	9.86%	(5.62)%	13.34%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.71%	1.68%	1.70%	1.64%	2.05%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.71%	1.68%	1.70%	1.64%	2.05%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.76%	1.73%	1.76%	1.64%	2.05%
Net investment income	.44%	.82%	1.51%	1.81%	2.41%

Supplemental Data:
Net assets, end of year (000)	$68,685	$58,045	$42,636	$50,035	$55,798
Portfolio turnover rate	174.32%	160.16%	92.34%	64.09%	47.60%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

230	See Notes to Financial Statements.

Financial Highlights (continued)

CONVERTIBLE FUND

	Class F Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$13.66	$11.12	$10.33	$11.24	$10.31
Investment operations:
Net investment income(a)	.16	.19	.24	.29	.35
Net realized and unrealized gain (loss)	.99	2.63	.85	(.81)	1.08
Total from investment operations	1.15	2.82	1.09	(.52)	1.43
Distributions to shareholders from:
Net investment income	(.31)	(.28)	(.30)	(.39)	(.50)
Net realized gain	(.90)	–	–	–	–
Total distributions	(1.21)	(.28)	(.30)	(.39)	(.50)
Net asset value, end of year	$13.60	$13.66	$11.12	$10.33	$11.24
Total Return(b)	9.18%	25.86%	10.74%	(4.92)%	14.29%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.96%	.96%	.96%	.86%	1.17%
Expenses, including expense reductions, management fee waived and expenses reimbursed	.96%	.96%	.96%	.86%	1.17%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.01%	1.02%	1.03%	.86%	1.17%
Net investment income	1.19%	1.50%	2.24%	2.55%	3.30%

Supplemental Data:
Net assets, end of year (000)	$132,982	$75,696	$36,060	$34,227	$31,141
Portfolio turnover rate	174.32%	160.16%	92.34%	64.09%	47.60%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	231

Financial Highlights (continued)

CONVERTIBLE FUND

	Class I Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Share Operating Performance
Net asset value, beginning of year	$13.71	$11.16	$10.37	$11.28	$10.34
Investment operations:
Net investment income(a)	.17	.20	.25	.30	.36
Net realized and unrealized gain (loss)	.99	2.65	.85	(.81)	1.09
Total from investment operations	1.16	2.85	1.10	(.51)	1.45
Distributions to shareholders from:
Net investment income	(.32)	(.30)	(.31)	(.40)	(.51)
Net realized gain	(.90)	–	–	–	–
Total distributions	(1.22)	(.30)	(.31)	(.40)	(.51)
Net asset value, end of year	$13.65	$13.71	$11.16	$10.37	$11.28
Total Return(b)	9.24%	25.98%	10.81%	(4.81)%	14.46%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.86%	.86%	.86%	.80%	1.02%
Expenses, including expense reductions, management fee waived and expenses reimbursed	.86%	.86%	.86%	.80%	1.02%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.91%	.92%	.93%	.80%	1.02%
Net investment income	1.30%	1.64%	2.33%	2.68%	3.41%

Supplemental Data:
Net assets, end of year (000)	$466,537	$364,317	$292,323	$156,799	$102,611
Portfolio turnover rate	174.32%	160.16%	92.34%	64.09%	47.60%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

232	See Notes to Financial Statements.

Financial Highlights (continued)

CONVERTIBLE FUND

	Class P Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$13.80	$11.23	$10.44	$11.33	$10.38
Investment operations:
Net investment income(a)	.11	.15	.21	.29	.32
Net realized and unrealized gain (loss)	1.00	2.66	.85	(.86)	1.09
Total from investment operations	1.11	2.81	1.06	(.57)	1.41
Distributions to shareholders from:
Net investment income	(.26)	(.24)	(.27)	(.32)	(.46)
Net realized gain	(.90)	–	–	–	–
Total distributions	(1.16)	(.24)	(.27)	(.32)	(.46)
Net asset value, end of year	$13.75	$13.80	$11.23	$10.44	$11.33
Total Return(b)	8.77%	25.45%	10.24%	(5.23)%	13.99%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.31%	1.30%	1.31%	1.06%	1.51%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.31%	1.30%	1.31%	1.06%	1.51%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.36%	1.36%	1.37%	1.06%	1.51%
Net investment income	.84%	1.18%	1.90%	2.45%	2.96%

Supplemental Data:
Net assets, end of year (000)	$51	$43	$29	$26	$94
Portfolio turnover rate	174.32%	160.16%	92.34%	64.09%	47.60%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	233

Financial Highlights (continued)

CONVERTIBLE FUND

	Class R2 Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$13.78	$11.22	$10.43	$11.34	$10.40
Investment operations:
Net investment income(a)	.09	.12	.19	.23	.29
Net realized and unrealized gain (loss)	1.00	2.66	.85	(.80)	1.10
Total from investment operations	1.09	2.78	1.04	(.57)	1.39
Distributions to shareholders from:
Net investment income	(.24)	(.22)	(.25)	(.34)	(.45)
Net realized gain	(.90)	–	–	–	–
Total distributions	(1.14)	(.22)	(.25)	(.34)	(.45)
Net asset value, end of year	$13.73	$13.78	$11.22	$10.43	$11.34
Total Return(b)	8.65%	25.19%	10.14%	(5.30)%	13.68%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.46%	1.45%	1.46%	1.38%	1.63%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.46%	1.45%	1.46%	1.38%	1.63%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.51%	1.52%	1.52%	1.38%	1.63%
Net investment income	.70%	.99%	1.72%	2.06%	2.68%

Supplemental Data:
Net assets, end of year (000)	$380	$161	$90	$53	$21
Portfolio turnover rate	174.32%	160.16%	92.34%	64.09%	47.60%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

234	See Notes to Financial Statements.

Financial Highlights (concluded)

CONVERTIBLE FUND

	Class R3 Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$13.62	$11.09	$10.31	$11.21	$10.28
Investment operations:
Net investment income(a)	.10	.14	.20	.25	.31
Net realized and unrealized gain (loss)	.99	2.63	.84	(.81)	1.08
Total from investment operations	1.09	2.77	1.04	(.56)	1.39
Distributions to shareholders from:
Net investment income	(.26)	(.24)	(.26)	(.34)	(.46)
Net realized gain	(.90)	–	–	–	–
Total distributions	(1.16)	(.24)	(.26)	(.34)	(.46)
Net asset value, end of year	$13.55	$13.62	$11.09	$10.31	$11.21
Total Return(b)	8.73%	25.38%	10.24%	(5.25)%	13.90%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.36%	1.35%	1.36%	1.27%	1.57%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.36%	1.35%	1.36%	1.27%	1.57%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.41%	1.41%	1.42%	1.27%	1.57%
Net investment income	.79%	1.11%	1.85%	2.18%	2.90%

Supplemental Data:
Net assets, end of year (000)	$3,143	$1,924	$915	$740	$821
Portfolio turnover rate	174.32%	160.16%	92.34%	64.09%	47.60%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	235

Financial Highlights

FLOATING RATE FUND

	Class A Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$9.51	$9.37	$8.98	$9.33	$9.07
Investment operations:
Net investment income(a)	.43	.43	.49	.45	.47
Net realized and unrealized gain (loss)	(.19)	.16	.39	(.30)	.34
Total from investment operations	.24	.59	.88	.15	.81
Distributions to shareholders from:
Net investment income	(.43)	(.45)	(.49)	(.45)	(.48)
Net realized gain	(.02)	–	–	(.05)	(.07)
Total distributions	(.45)	(.45)	(.49)	(.50)	(.55)
Net asset value, end of year	$9.30	$9.51	$9.37	$8.98	$9.33
Total Return(b)	2.54%	6.36%	9.99%	1.65%	9.17%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.80%	.80%	.81%	.82%	.83%
Expenses, including expense reductions, management fee waived and expenses reimbursed	.80%	.80%	.81%	.82%	.83%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.80%	.80%	.81%	.82%	.85%
Net investment income	4.57%	4.55%	5.27%	4.86%	5.10%

Supplemental Data:
Net assets, end of year (000)	$2,856,709	$3,585,657	$1,406,702	$1,151,105	$1,104,145
Portfolio turnover rate	91.11%	87.52%	81.48%	93.56%	46.48%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

236	See Notes to Financial Statements.

Financial Highlights (continued)

FLOATING RATE FUND

	Class C Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$9.51	$9.38	$8.98	$9.34	$9.07
Investment operations:
Net investment income(a)	.37	.37	.43	.38	.40
Net realized and unrealized gain (loss)	(.18)	.14	.40	(.31)	.35
Total from investment operations	.19	.51	.83	.07	.75
Distributions to shareholders from:
Net investment income	(.37)	(.38)	(.43)	(.38)	(.41)
Net realized gain	(.02)	–	–	(.05)	(.07)
Total distributions	(.39)	(.38)	(.43)	(.43)	(.48)
Net asset value, end of year	$9.31	$9.51	$9.38	$8.98	$9.34
Total Return(b)	1.95%	5.57%	9.39%	.79%	8.46%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.49%	1.45%	1.48%	1.56%	1.60%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.49%	1.45%	1.48%	1.56%	1.60%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.49%	1.45%	1.48%	1.56%	1.61%
Net investment income	3.89%	3.94%	4.62%	4.14%	4.32%

Supplemental Data:
Net assets, end of year (000)	$1,740,187	$1,864,537	$952,176	$882,233	$691,302
Portfolio turnover rate	91.11%	87.52%	81.48%	93.56%	46.48%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	237

Financial Highlights (continued)

FLOATING RATE FUND

	Class F Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$9.50	$9.36	$8.97	$9.32	$9.06
Investment operations:
Net investment income(a)	.44	.44	.50	.46	.48
Net realized and unrealized gain (loss)	(.19)	.15	.39	(.30)	.34
Total from investment operations	.25	.59	.89	.16	.82
Distributions to shareholders from:
Net investment income	(.44)	(.45)	(.50)	(.46)	(.49)
Net realized gain	(.02)	–	–	(.05)	(.07)
Total distributions	(.46)	(.45)	(.50)	(.51)	(.56)
Net asset value, end of year	$9.29	$9.50	$9.36	$8.97	$9.32
Total Return(b)	2.64%	6.47%	10.11%	1.74%	9.30%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.70%	.70%	.71%	.72%	.72%
Expenses, including expense reductions, management fee waived and expenses reimbursed	.70%	.70%	.71%	.72%	.72%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.70%	.70%	.71%	.72%	.74%
Net investment income	4.67%	4.64%	5.37%	4.96%	5.20%

Supplemental Data:
Net assets, end of year (000)	$2,387,227	$2,591,702	$930,578	$718,553	$674,403
Portfolio turnover rate	91.11%	87.52%	81.48%	93.56%	46.48%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

238	See Notes to Financial Statements.

Financial Highlights (continued)

FLOATING RATE FUND

	Class I Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$9.51	$9.38	$8.98	$9.34	$9.07
Investment operations:
Net investment income(a)	.45	.45	.51	.47	.50
Net realized and unrealized gain (loss)	(.18)	.14	.40	(.31)	.35
Total from investment operations	.27	.59	.91	.16	.85
Distributions to shareholders from:
Net investment income	(.45)	(.46)	(.51)	(.47)	(.51)
Net realized gain	(.02)	–	–	(.05)	(.07)
Total distributions	(.47)	(.46)	(.51)	(.52)	(.58)
Net asset value, end of year	$9.31	$9.51	$9.38	$8.98	$9.34
Total Return(b)	2.85%	6.46%	10.32%	1.74%	9.58%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.60%	.60%	.62%	.63%	.62%
Expenses, including expense reductions, management fee waived and expenses reimbursed	.60%	.60%	.62%	.63%	.62%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.60%	.60%	.62%	.63%	.64%
Net investment income	4.76%	4.76%	5.48%	5.09%	5.42%

Supplemental Data:
Net assets, end of year (000)	$435,250	$593,427	$211,974	$224,241	$141,380
Portfolio turnover rate	91.11%	87.52%	81.48%	93.56%	46.48%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	239

Financial Highlights (continued)

FLOATING RATE FUND

	Class R2 Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$9.52	$9.38	$8.99	$9.34	$9.07
Investment operations:
Net investment income(a)	.40	.40	.45	.42	.49
Net realized and unrealized gain (loss)	(.19)	.15	.39	(.30)	.35
Total from investment operations	.21	.55	.84	.12	.84
Distributions to shareholders from:
Net investment income	(.40)	(.41)	(.45)	(.42)	(.50)
Net realized gain	(.02)	–	–	(.05)	(.07)
Total distributions	(.42)	(.41)	(.45)	(.47)	(.57)
Net asset value, end of year	$9.31	$9.52	$9.38	$8.99	$9.34
Total Return(b)	2.14%	5.85%	9.68%	1.25%	9.48%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.20%	1.20%	1.21%	1.21%	.76%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.20%	1.20%	1.21%	1.21%	.76%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.20%	1.20%	1.21%	1.21%	.80%
Net investment income	4.19%	4.24%	4.90%	4.45%	5.32%

Supplemental Data:
Net assets, end of year (000)	$670	$601	$346	$82	$12
Portfolio turnover rate	91.11%	87.52%	81.48%	93.56%	46.48%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

240	See Notes to Financial Statements.

Financial Highlights (concluded)

FLOATING RATE FUND

	Class R3 Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$9.51	$9.37	$8.98	$9.34	$9.07
Investment operations:
Net investment income(a)	.41	.40	.46	.43	.45
Net realized and unrealized gain (loss)	(.19)	.16	.39	(.31)	.35
Total from investment operations	.22	.56	.85	.12	.80
Distributions to shareholders from:
Net investment income	(.40)	(.42)	(.46)	(.43)	(.46)
Net realized gain	(.02)	–	–	(.05)	(.07)
Total distributions	(.42)	(.42)	(.46)	(.48)	(.53)
Net asset value, end of year	$9.31	$9.51	$9.37	$8.98	$9.34
Total Return(b)	2.35%	5.96%	9.79%	1.25%	9.06%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.10%	1.10%	1.12%	1.13%	1.13%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.10%	1.10%	1.12%	1.13%	1.13%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.10%	1.10%	1.12%	1.13%	1.15%
Net investment income	4.32%	4.24%	5.00%	4.64%	4.87%

Supplemental Data:
Net assets, end of year (000)	$27,205	$13,680	$2,629	$1,192	$424
Portfolio turnover rate	91.11%	87.52%	81.48%	93.56%	46.48%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	241

Financial Highlights

HIGH YIELD FUND

	Class A Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$8.05	$7.95	$7.32	$7.69	$7.22
Investment operations:
Net investment income(a)	.43	.49	.53	.55	.61
Net realized and unrealized gain (loss)	.04	.31	.70	(.34)	.49
Total from investment operations	.47	.80	1.23	.21	1.10
Distributions to shareholders from:
Net investment income	(.46)	(.52)	(.55)	(.58)	(.63)
Net realized gain	(.27)	(.18)	(.05)	–	–
Total distributions	(.73)	(.70)	(.60)	(.58)	(.63)
Net asset value, end of year	$7.79	$8.05	$7.95	$7.32	$7.69
Total Return(b)	6.06%	10.52%	17.41%	2.52%	15.79%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and 12b-1 distribution fees reimbursed	.94%	.95%	.96%	.97%	.98%
Expenses, including expense reductions, management fee waived and 12b-1 distribution fees reimbursed	.94%	.95%	.96%	.97%	.98%
Expenses, excluding expense reductions, management fee waived and 12b-1 distribution fees reimbursed	.94%	.95%	.96%	1.01%	1.16%
Net investment income	5.42%	6.18%	6.83%	7.11%	8.06%

Supplemental Data:
Net assets, end of year (000)	$922,139	$841,494	$785,546	$527,449	$422,609
Portfolio turnover rate	102.43%	107.96%	105.74%	112.24%	87.78%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

242	See Notes to Financial Statements.

Financial Highlights (continued)

HIGH YIELD FUND

	Class B Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$8.02	$7.92	$7.29	$7.66	$7.19
Investment operations:
Net investment income(a)	.37	.43	.47	.49	.55
Net realized and unrealized gain (loss)	.02	.30	.70	(.35)	.49
Total from investment operations	.39	.73	1.17	.14	1.04
Distributions to shareholders from:
Net investment income	(.39)	(.45)	(.49)	(.51)	(.57)
Net realized gain	(.27)	(.18)	(.05)	–	–
Total distributions	(.66)	(.63)	(.54)	(.51)	(.57)
Net asset value, end of year	$7.75	$8.02	$7.92	$7.29	$7.66
Total Return(b)	5.10%	9.67%	16.39%	1.85%	14.92%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived	1.74%	1.75%	1.76%	1.77%	1.78%
Expenses, including expense reductions and management fee waived	1.74%	1.75%	1.76%	1.77%	1.78%
Expenses, excluding expense reductions and management fee waived	1.74%	1.75%	1.76%	1.78%	1.82%
Net investment income	4.67%	5.43%	6.10%	6.38%	7.36%

Supplemental Data:
Net assets, end of year (000)	$10,682	$13,348	$16,382	$17,620	$25,815
Portfolio turnover rate	102.43%	107.96%	105.74%	112.24%	87.78%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	243

Financial Highlights (continued)

HIGH YIELD FUND

	Class C Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$8.01	$7.91	$7.29	$7.66	$7.18
Investment operations:
Net investment income(a)	.38	.44	.47	.49	.54
Net realized and unrealized gain (loss)	.04	.30	.69	(.34)	.51
Total from investment operations	.42	.74	1.16	.15	1.05
Distributions to shareholders from:
Net investment income	(.41)	(.46)	(.49)	(.52)	(.57)
Net realized gain	(.27)	(.18)	(.05)	–	–
Total distributions	(.68)	(.64)	(.54)	(.52)	(.57)
Net asset value, end of year	$7.75	$8.01	$7.91	$7.29	$7.66
Total Return(b)	5.38%	9.81%	16.53%	1.78%	14.90%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived	1.59%	1.62%	1.64%	1.68%	1.78%
Expenses, including expense reductions and management fee waived	1.59%	1.62%	1.64%	1.68%	1.78%
Expenses, excluding expense reductions and management fee waived	1.59%	1.62%	1.64%	1.70%	1.81%
Net investment income	4.78%	5.52%	6.15%	6.41%	7.21%

Supplemental Data:
Net assets, end of year (000)	$345,738	$312,747	$295,309	$182,994	$136,810
Portfolio turnover rate	102.43%	107.96%	105.74%	112.24%	87.78%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

244	See Notes to Financial Statements.

Financial Highlights (continued)

HIGH YIELD FUND

	Class F Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$8.04	$7.94	$7.32	$7.68	$7.21
Investment operations:
Net investment income(a)	.43	.50	.53	.55	.60
Net realized and unrealized gain (loss)	.05	.30	.70	(.33)	.51
Total from investment operations	.48	.80	1.23	.22	1.11
Distributions to shareholders from:
Net investment income	(.47)	(.52)	(.56)	(.58)	(.64)
Net realized gain	(.27)	(.18)	(.05)	–	–
Total distributions	(.74)	(.70)	(.61)	(.58)	(.64)
Net asset value, end of year	$7.78	$8.04	$7.94	$7.32	$7.68
Total Return(b)	6.16%	10.63%	17.38%	2.74%	15.88%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived	.85%	.85%	.86%	.87%	.88%
Expenses, including expense reductions and management fee waived	.85%	.85%	.86%	.87%	.88%
Expenses, excluding expense reductions and management fee waived	.85%	.85%	.86%	.89%	.91%
Net investment income	5.47%	6.27%	6.93%	7.20%	7.88%

Supplemental Data:
Net assets, end of year (000)	$602,252	$394,913	$340,845	$207,689	$121,144
Portfolio turnover rate	102.43%	107.96%	105.74%	112.24%	87.78%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	245

Financial Highlights (continued)

HIGH YIELD FUND

	Class I Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$8.08	$7.98	$7.35	$7.73	$7.25
Investment operations:
Net investment income(a)	.44	.51	.55	.57	.63
Net realized and unrealized gain (loss)	.05	.30	.70	(.36)	.50
Total from investment operations	.49	.81	1.25	.21	1.13
Distributions to shareholders from:
Net investment income	(.48)	(.53)	(.57)	(.59)	(.65)
Net realized gain	(.27)	(.18)	(.05)	–	–
Total distributions	(.75)	(.71)	(.62)	(.59)	(.65)
Net asset value, end of year	$7.82	$8.08	$7.98	$7.35	$7.73
Total Return(b)	6.27%	10.73%	17.61%	2.63%	16.16%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived	.75%	.75%	.76%	.77%	.78%
Expenses, including expense reductions and management fee waived	.75%	.75%	.76%	.77%	.78%
Expenses, excluding expense reductions and management fee waived	.75%	.75%	.76%	.78%	.81%
Net investment income	5.57%	6.37%	7.06%	7.34%	8.30%

Supplemental Data:
Net assets, end of year (000)	$2,259,001	$1,180,830	$821,545	$657,158	$508,348
Portfolio turnover rate	102.43%	107.96%	105.74%	112.24%	87.78%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

246	See Notes to Financial Statements.

Financial Highlights (continued)

HIGH YIELD FUND

	Class P Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$8.16	$8.05	$7.42	$7.79	$7.31
Investment operations:
Net investment income(a)	.42	.48	.52	.54	.60
Net realized and unrealized gain (loss)	.03	.31	.70	(.34)	.50
Total from investment operations	.45	.79	1.22	.20	1.10
Distributions to shareholders from:
Net investment income	(.45)	(.50)	(.54)	(.57)	(.62)
Net realized gain	(.27)	(.18)	(.05)	–	–
Total distributions	(.72)	(.68)	(.59)	(.57)	(.62)
Net asset value, end of year	$7.89	$8.16	$8.05	$7.42	$7.79
Total Return(b)	5.68%	10.21%	17.15%	2.35%	15.43%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived	1.19%	1.20%	1.21%	1.22%	1.23%
Expenses, including expense reductions and management fee waived	1.19%	1.20%	1.21%	1.22%	1.23%
Expenses, excluding expense reductions and management fee waived	1.19%	1.20%	1.21%	1.24%	1.26%
Net investment income	5.20%	5.95%	6.62%	6.91%	7.84%

Supplemental Data:
Net assets, end of year (000)	$1,603	$1,555	$1,399	$1,088	$936
Portfolio turnover rate	102.43%	107.96%	105.74%	112.24%	87.78%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	247

Financial Highlights (continued)

HIGH YIELD FUND

	Class R2 Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$8.10	$8.00	$7.37	$7.74	$7.26
Investment operations:
Net investment income(a)	.40	.46	.50	.53	.58
Net realized and unrealized gain (loss)	.03	.31	.70	(.35)	.51
Total from investment operations	.43	.77	1.20	.18	1.09
Distributions to shareholders from:
Net investment income	(.43)	(.49)	(.52)	(.55)	(.61)
Net realized gain	(.27)	(.18)	(.05)	–	–
Total distributions	(.70)	(.67)	(.57)	(.55)	(.61)
Net asset value, end of year	$7.83	$8.10	$8.00	$7.37	$7.74
Total Return(b)	5.52%	10.07%	16.90%	2.17%	15.48%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived	1.34%	1.35%	1.36%	1.37%	1.38%
Expenses, including expense reductions and management fee waived	1.34%	1.35%	1.36%	1.37%	1.38%
Expenses, excluding expense reductions and management fee waived	1.34%	1.35%	1.36%	1.39%	1.41%
Net investment income	5.06%	5.78%	6.48%	6.77%	7.64%

Supplemental Data:
Net assets, end of year (000)	$4,742	$4,967	$3,471	$3,012	$1,953
Portfolio turnover rate	102.43%	107.96%	105.74%	112.24%	87.78%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

248	See Notes to Financial Statements.

Financial Highlights (concluded)

HIGH YIELD FUND

	Class R3 Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$8.10	$7.99	$7.36	$7.74	$7.26
Investment operations:
Net investment income(a)	.41	.47	.51	.53	.58
Net realized and unrealized gain (loss)	.03	.32	.70	(.35)	.51
Total from investment operations	.44	.79	1.21	.18	1.09
Distributions to shareholders from:
Net investment income	(.44)	(.50)	(.53)	(.56)	(.61)
Net realized gain	(.27)	(.18)	(.05)	–	–
Total distributions	(.71)	(.68)	(.58)	(.56)	(.61)
Net asset value, end of year	$7.83	$8.10	$7.99	$7.36	$7.74
Total Return(b)	5.63%	10.18%	17.02%	2.27%	15.58%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived	1.24%	1.25%	1.26%	1.27%	1.28%
Expenses, including expense reductions and management fee waived	1.24%	1.25%	1.26%	1.27%	1.28%
Expenses, excluding expense reductions and management fee waived	1.24%	1.25%	1.26%	1.29%	1.31%
Net investment income	5.14%	5.89%	6.57%	6.86%	7.70%

Supplemental Data:
Net assets, end of year (000)	$35,169	$30,268	$21,540	$14,542	$7,602
Portfolio turnover rate	102.43%	107.96%	105.74%	112.24%	87.78%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	249

Financial Highlights

INCOME FUND

	Class A Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$2.87	$3.04	$2.84	$2.86	$2.73
Investment operations:
Net investment income(a)	.11	.11	.12	.14	.15
Net realized and unrealized gain (loss)	.12	(.09)	.25	(.01)	.14
Total from investment operations	.23	.02	.37	.13	.29
Distributions to shareholders from:
Net investment income	(.14)	(.14)	(.15)	(.15)	(.16)
Net realized gain	(.04)	(.05)	(.02)	–	–
Total distributions	(.18)	(.19)	(.17)	(.15)	(.16)
Net asset value, end of year	$2.92	$2.87	$3.04	$2.84	$2.86
Total Return(b)	8.36%	.82%	13.38%	4.64%	10.87%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.78%	.78%	.80%	.87%	.90%
Expenses, including expense reductions, management fee waived and expenses reimbursed	.78%	.78%	.80%	.87%	.90%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.88%	.88%	.87%	.87%	.90%
Net investment income	3.80%	3.88%	4.20%	4.72%	5.34%

Supplemental Data:
Net assets, end of year (000)	$1,152,324	$1,062,485	$1,163,458	$771,559	$688,876
Portfolio turnover rate	211.63%	272.37%	265.29%	149.28%	158.33%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

250	See Notes to Financial Statements.

Financial Highlights (continued)

INCOME FUND

	Class B Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$2.87	$3.04	$2.84	$2.86	$2.73
Investment operations:
Net investment income(a)	.09	.09	.10	.11	.13
Net realized and unrealized gain (loss)	.12	(.09)	.24	– (b)	.14
Total from investment operations	.21	–	.34	.11	.27
Distributions to shareholders from:
Net investment income	(.12)	(.12)	(.12)	(.13)	(.14)
Net realized gain	(.04)	(.05)	(.02)	–	–
Total distributions	(.16)	(.17)	(.14)	(.13)	(.14)
Net asset value, end of year	$2.92	$2.87	$3.04	$2.84	$2.86
Total Return(c)	7.50%	.02%	12.50%	3.82%	10.03%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.58%	1.58%	1.60%	1.67%	1.68%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.58%	1.58%	1.60%	1.67%	1.68%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.68%	1.68%	1.67%	1.67%	1.68%
Net investment income	3.02%	3.09%	3.46%	3.95%	4.62%

Supplemental Data:
Net assets, end of year (000)	$8,511	$10,691	$14,751	$16,213	$21,806
Portfolio turnover rate	211.63%	272.37%	265.29%	149.28%	158.33%

(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	251

Financial Highlights (continued)

INCOME FUND

	Class C Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$2.88	$3.05	$2.85	$2.87	$2.74
Investment operations:
Net investment income(a)	.09	.09	.10	.12	.13
Net realized and unrealized gain (loss)	.12	(.09)	.25	(.01)	.13
Total from investment operations	.21	–	.35	.11	.26
Distributions to shareholders from:
Net investment income	(.12)	(.12)	(.13)	(.13)	(.13)
Net realized gain	(.04)	(.05)	(.02)	–	–
Total distributions	(.16)	(.17)	(.15)	(.13)	(.13)
Net asset value, end of year	$2.93	$2.88	$3.05	$2.85	$2.87
Total Return(b)	7.65%	.14%	12.60%	3.94%	10.09%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.43%	1.46%	1.46%	1.55%	1.58%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.43%	1.46%	1.46%	1.55%	1.58%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.53%	1.56%	1.53%	1.55%	1.59%
Net investment income	3.16%	3.20%	3.52%	4.04%	4.60%

Supplemental Data:
Net assets, end of year (000)	$316,854	$323,028	$380,364	$215,051	$172,083
Portfolio turnover rate	211.63%	272.37%	265.29%	149.28%	158.33%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

252	See Notes to Financial Statements.

Financial Highlights (continued)

INCOME FUND

	Class F Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$2.87	$3.04	$2.83	$2.86	$2.73
Investment operations:
Net investment income(a)	.11	.12	.13	.14	.15
Net realized and unrealized gain (loss)	.12	(.09)	.25	(.02)	.14
Total from investment operations	.23	.03	.38	.12	.29
Distributions to shareholders from:
Net investment income	(.14)	(.15)	(.15)	(.15)	(.16)
Net realized gain	(.04)	(.05)	(.02)	–	–
Total distributions	(.18)	(.20)	(.17)	(.15)	(.16)
Net asset value, end of year	$2.92	$2.87	$3.04	$2.83	$2.86
Total Return(b)	8.46%	.92%	13.48%	4.73%	10.98%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.68%	.68%	.70%	.77%	.77%
Expenses, including expense reductions, management fee waived and expenses reimbursed	.68%	.68%	.70%	.77%	.77%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.78%	.78%	.77%	.77%	.77%
Net investment income	3.86%	3.97%	4.25%	4.76%	5.29%

Supplemental Data:
Net assets, end of year (000)	$437,545	$288,858	$469,257	$199,531	$100,874
Portfolio turnover rate	211.63%	272.37%	265.29%	149.28%	158.33%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	253

Financial Highlights (continued)

INCOME FUND

	Class I Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$2.87	$3.04	$2.84	$2.85	$2.72
Investment operations:
Net investment income(a)	.12	.12	.13	.14	.15
Net realized and unrealized gain (loss)	.11	(.09)	.24	.01	.14
Total from investment operations	.23	.03	.37	.15	.29
Distributions to shareholders from:
Net investment income	(.14)	(.15)	(.15)	(.16)	(.16)
Net realized gain	(.04)	(.05)	(.02)	–	–
Total distributions	(.18)	(.20)	(.17)	(.16)	(.16)
Net asset value, end of year	$2.92	$2.87	$3.04	$2.84	$2.85
Total Return(b)	8.57%	1.02%	13.60%	5.20%	11.12%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.58%	.58%	.60%	.67%	.68%
Expenses, including expense reductions, management fee waived and expenses reimbursed	.58%	.58%	.60%	.67%	.68%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.68%	.68%	.67%	.67%	.68%
Net investment income	3.98%	4.08%	4.41%	4.88%	5.47%

Supplemental Data:
Net assets, end of year (000)	$132,086	$89,227	$83,794	$49,234	$21,101
Portfolio turnover rate	211.63%	272.37%	265.29%	149.28%	158.33%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

254	See Notes to Financial Statements.

Financial Highlights (continued)

INCOME FUND

	Class R2 Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$2.90	$3.07	$2.86	$2.88	$2.75
Investment operations:
Net investment income(a)	.10	.10	.11	.13	.16
Net realized and unrealized gain (loss)	.12	(.09)	.26	(.01)	.14
Total from investment operations	.22	.01	.37	.12	.30
Distributions to shareholders from:
Net investment income	(.13)	(.13)	(.14)	(.14)	(.17)
Net realized gain	(.04)	(.05)	(.02)	–	–
Total distributions	(.17)	(.18)	(.16)	(.14)	(.17)
Net asset value, end of year	$2.95	$2.90	$3.07	$2.86	$2.88
Total Return(b)	7.90%	.47%	13.25%	4.24%	11.03%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.18%	1.18%	1.18%	1.27%	.72%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.18%	1.18%	1.18%	1.27%	.72%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.28%	1.28%	1.27%	1.27%	.73%
Net investment income	3.39%	3.49%	3.71%	4.37%	5.54%

Supplemental Data:
Net assets, end of year (000)	$4,704	$2,831	$1,248	$314	$13
Portfolio turnover rate	211.63%	272.37%	265.29%	149.28%	158.33%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	255

Financial Highlights (concluded)

INCOME FUND

	Class R3 Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$2.88	$3.05	$2.85	$2.87	$2.73
Investment operations:
Net investment income(a)	.10	.11	.12	.13	.14
Net realized and unrealized gain (loss)	.12	(.09)	.24	(.01)	.15
Total from investment operations	.22	.02	.36	.12	.29
Distributions to shareholders from:
Net investment income	(.13)	(.14)	(.14)	(.14)	(.15)
Net realized gain	(.04)	(.05)	(.02)	–	–
Total distributions	(.17)	(.19)	(.16)	(.14)	(.15)
Net asset value, end of year	$2.93	$2.88	$3.05	$2.85	$2.87
Total Return(b)	8.04%	.55%	13.05%	4.36%	10.97%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.08%	1.08%	1.07%	1.15%	1.17%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.08%	1.08%	1.07%	1.15%	1.17%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.18%	1.18%	1.16%	1.15%	1.18%
Net investment income	3.49%	3.61%	3.87%	4.43%	4.83%

Supplemental Data:
Net assets, end of year (000)	$50,081	$29,622	$14,927	$3,231	$1,340
Portfolio turnover rate	211.63%	272.37%	265.29%	149.28%	158.33%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

256	See Notes to Financial Statements.

Financial Highlights

INFLATION FOCUSED FUND

	Class A Shares
				4/20/2011
	Year Ended 11/30			to
	2014	2013	2012	11/30/2011(a)
Per Share Operating Performance
Net asset value, beginning of period	$14.18	$14.92	$14.31	$15.00
Investment operations:
Net investment income(b)	.29	.27	.34	.22
Net realized and unrealized gain (loss)	(.63)	(.51)	.83	(.56)
Total from investment operations	(.34)	(.24)	1.17	(.34)
Distributions to shareholders from:
Net investment income	(.51)	(.50)	(.56)	(.35)
Net asset value, end of period	$13.33	$14.18	$14.92	$14.31
Total Return(c)	(2.47)%	(1.60)%	8.33%	(2.26	)%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.75%	.75%	.75%	.78	%(e)
Expenses, including expense reductions, management fee waived and expenses reimbursed	.75%	.75%	.75%	.78	%(e)
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.83%	.78%	.76%	1.02	%(e)
Net investment income	2.04%	1.87%	2.31%	2.30	%(e)

Supplemental Data:
Net assets, end of period (000)	$438,684	$460,665	$275,039	$101,695
Portfolio turnover rate	79.03%	75.69%	90.15%	83.71%
(a)	Commencement of operations and SEC effective date was 4/20/2011. The shares first became available to the public on 5/2/2011.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.	257

Financial Highlights (continued)

INFLATION FOCUSED FUND

	Class C Shares
				4/20/2011
	Year Ended 11/30			to
	2014	2013	2012	11/30/2011(a)
Per Share Operating Performance
Net asset value, beginning of period	$14.21	$14.94	$14.33	$15.00
Investment operations:
Net investment income(b)	.19	.16	.22	.16
Net realized and unrealized gain (loss)	(.63)	(.49)	.84	(.56)
Total from investment operations	(.44)	(.33)	1.06	(.40)
Distributions to shareholders from:
Net investment income	(.42)	(.40)	(.45)	(.27)
Net asset value, end of period	$13.35	$14.21	$14.94	$14.33
Total Return(c)	(3.20)%	(2.27)%	7.49%	(2.65	)%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.45%	1.50%	1.53%	1.49	%(e)
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.45%	1.50%	1.53%	1.49	%(e)
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.54%	1.53%	1.54%	1.66	%(e)
Net investment income	1.36%	1.12%	1.52%	1.68	%(e)

Supplemental Data:
Net assets, end of period (000)	$100,136	$139,952	$70,624	$17,226
Portfolio turnover rate	79.03%	75.69%	90.15%	83.71%
(a)	Commencement of operations and SEC effective date was 4/20/2011. The shares first became available to the public on 5/2/2011.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.

258	See Notes to Financial Statements.

Financial Highlights (continued)

INFLATION FOCUSED FUND

	Class F Shares
				4/20/2011
	Year Ended 11/30			to
	2014	2013	2012	11/30/2011(a)
Per Share Operating Performance
Net asset value, beginning of period	$14.20	$14.93	$14.32	$15.00
Investment operations:
Net investment income(b)	.30	.29	.34	.23
Net realized and unrealized gain (loss)	(.63)	(.50)	.84	(.55)
Total from investment operations	(.33)	(.21)	1.18	(.32)
Distributions to shareholders from:
Net investment income	(.53)	(.52)	(.57)	(.36)
Net asset value, end of period	$13.34	$14.20	$14.93	$14.32
Total Return(c)	(2.44)%	(1.44)%	8.43%	(2.17	)%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.65%	.65%	.65%	.64	%(e)
Expenses, including expense reductions, management fee waived and expenses reimbursed	.65%	.65%	.65%	.64	%(e)
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.75%	.68%	.66%	.83	%(e)
Net investment income	2.15%	1.96%	2.35%	2.52	%(e)

Supplemental Data:
Net assets, end of period (000)	$324,163	$264,244	$153,471	$15,124
Portfolio turnover rate	79.03%	75.69%	90.15%	83.71%
(a)	Commencement of operations and SEC effective date was 4/20/2011. The shares first became available to the public on 5/2/2011.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.	259

Financial Highlights (continued)

INFLATION FOCUSED FUND

	Class I Shares
				4/20/2011
	Year Ended 11/30			to
	2014	2013	2012	11/30/2011(a)
Per Share Operating Performance
Net asset value, beginning of period	$14.18	$14.92	$14.30	$15.00
Investment operations:
Net investment income(b)	.31	.30	.36	.25
Net realized and unrealized gain (loss)	(.62)	(.51)	.85	(.57)
Total from investment operations	(.31)	(.21)	1.21	(.32)
Distributions to shareholders from:
Net investment income	(.54)	(.53)	(.59)	(.38)
Net asset value, end of period	$13.33	$14.18	$14.92	$14.30
Total Return(c)	(2.27)%	(1.42)%	8.64%	(2.17	)%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.55%	.55%	.55%	.57	%(e)
Expenses, including expense reductions, management fee waived and expenses reimbursed	.55%	.55%	.55%	.57	%(e)
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.64%	.59%	.56%	.85	%(e)
Net investment income	2.25%	2.08%	2.49%	2.63	%(e)

Supplemental Data:
Net assets, end of period (000)	$84,472	$62,716	$9,055	$1,159
Portfolio turnover rate	79.03%	75.69%	90.15%	83.71%
(a)	Commencement of operations and SEC effective date was 4/20/2011. The shares first became available to the public on 5/2/2011.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.

260	See Notes to Financial Statements.

Financial Highlights (continued)

INFLATION FOCUSED FUND

	Class R2 Shares
				4/20/2011
	Year Ended 11/30			to
	2014	2013	2012	11/30/2011(a)
Per Share Operating Performance
Net asset value, end of period	$14.18	$14.92	$14.31	$15.00
Investment operations:
Net investment income(b)	.24	.22	.36	.18
Net realized and unrealized gain (loss)	(.64)	(.51)	.84	(.54)
Total from investment operations	(.40)	(.29)	1.20	(.36)
Distributions to shareholders from:
Net investment income	(.46)	(.45)	(.59)	(.33)
Net asset value, end of period	$13.32	$14.18	$14.92	$14.31
Total Return(c)	(2.92)%	(1.98)%	8.56%	(2.42	)%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.15%	1.13%	.64%	1.29	%(e)
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.15%	1.13%	.64%	1.29	%(e)
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.25%	1.18%	1.09%	6.08	%(e)
Net investment income	1.68%	1.55%	2.47%	1.70	%(e)

Supplemental Data:
Net assets, end of period (000)	$319	$194	$29	$10
Portfolio turnover rate	79.03%	75.69%	90.15%	83.71%
(a)	Commencement of operations and SEC effective date was 4/20/2011. The shares first became available to the public on 5/2/2011.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.	261

Financial Highlights (concluded)

INFLATION FOCUSED FUND

	Class R3 Shares
				4/20/2011
	Year Ended 11/30			to
	2014	2013	2012	11/30/2011(a)
Per Share Operating Performance
Net asset value, beginning of period	$14.18	$14.92	$14.31	$15.00
Investment operations:
Net investment income(b)	.25	.23	.34	.19
Net realized and unrealized gain (loss)	(.63)	(.51)	.83	(.54)
Total from investment operations	(.38)	(.28)	1.17	(.35)
Distributions to shareholders from:
Net investment income	(.47)	(.46)	(.56)	(.34)
Net asset value, end of period	$13.33	$14.18	$14.92	$14.31
Total Return(c)	(2.75)%	(1.89)%	8.37%	(2.36	)%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.05%	1.04%	.82%	1.19	%(e)
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.05%	1.04%	.82%	1.19	%(e)
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.15%	1.09%	1.05%	5.98	%(e)
Net investment income	1.78%	1.62%	2.31%	1.80	%(e)

Supplemental Data:
Net assets, end of period (000)	$202	$108	$28	$10
Portfolio turnover rate	79.03%	75.69%	90.15%	83.71%
(a)	Commencement of operations and SEC effective date was 4/20/2011. The shares first became available to the public on 5/2/2011.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.

262	See Notes to Financial Statements.

Financial Highlights

SHORT DURATION INCOME FUND

	Class A Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$4.57	$4.65	$4.53	$4.64	$4.57
Investment operations:
Net investment income(a)	.10	.11	.13	.15	.17
Net realized and unrealized gain (loss)	.01	(.02)	.18	(.03)	.12
Total from investment operations	.11	.09	.31	.12	.29
Distributions to shareholders from:
Net investment income	(.17)	(.17)	(.19)	(.20)	(.20)
Net realized gain	(.01)	– (b)	–	(.03)	(.02)
Total distributions	(.18)	(.17)	(.19)	(.23)	(.22)
Net asset value, end of year	$4.50	$4.57	$4.65	$4.53	$4.64
Total Return(c)	2.30%	1.98%	6.91%	2.58%	6.38%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	.59%	.58%	.59%	.59%	.60%
Expenses, including expense reductions and expenses reimbursed	.59%	.58%	.58%	.59%	.60%
Expenses, excluding expense reductions and expenses reimbursed	.59%	.58%	.59%	.59%	.60%
Net investment income	2.23%	2.29%	2.84%	3.18%	3.63%

Supplemental Data:
Net assets, end of year (000)	$13,157,575	$13,290,303	$11,281,965	$7,174,057	$5,280,795
Portfolio turnover rate	59.63%	71.14%	92.83%	113.45%	143.47%
(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	263

Financial Highlights (continued)

SHORT DURATION INCOME FUND

	Class B Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$4.58	$4.65	$4.53	$4.65	$4.58
Investment operations:
Net investment income(a)	.07	.07	.10	.11	.14
Net realized and unrealized gain (loss)	(.01)	(.01)	.17	(.03)	.11
Total from investment operations	.06	.06	.27	.08	.25
Distributions to shareholders from:
Net investment income	(.13)	(.13)	(.15)	(.17)	(.16)
Net realized gain	(.01)	– (b)	–	(.03)	(.02)
Total distributions	(.14)	(.13)	(.15)	(.20)	(.18)
Net asset value, end of year	$4.50	$4.58	$4.65	$4.53	$4.65
Total Return(c)	1.27%	1.40%	6.07%	1.56%	5.56%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	1.39%	1.38%	1.39%	1.39%	1.40%
Expenses, including expense reductions and expenses reimbursed	1.39%	1.38%	1.39%	1.39%	1.40%
Expenses, excluding expense reductions and expenses reimbursed	1.39%	1.38%	1.39%	1.39%	1.40%
Net investment income	1.45%	1.51%	2.11%	2.42%	2.94%

Supplemental Data:
Net assets, end of year (000)	$25,984	$31,667	$38,596	$42,947	$49,948
Portfolio turnover rate	59.63%	71.14%	92.83%	113.45%	143.47%
(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

264	See Notes to Financial Statements.

Financial Highlights (continued)

SHORT DURATION INCOME FUND

	Class C Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$4.60	$4.67	$4.55	$4.67	$4.60
Investment operations:
Net investment income(a)	.07	.07	.10	.11	.13
Net realized and unrealized gain (loss)	.01	– (b)	.18	(.03)	.13
Total from investment operations	.08	.07	.28	.08	.26
Distributions to shareholders from:
Net investment income	(.14)	(.14)	(.16)	(.17)	(.17)
Net realized gain	(.01)	– (b)	–	(.03)	(.02)
Total distributions	(.15)	(.14)	(.16)	(.20)	(.19)
Net asset value, end of year	$4.53	$4.60	$4.67	$4.55	$4.67
Total Return(c)	1.63%	1.51%	6.17%	1.63%	5.55%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	1.26%	1.27%	1.27%	1.32%	1.37%
Expenses, including expense reductions and expenses reimbursed	1.26%	1.27%	1.27%	1.32%	1.37%
Expenses, excluding expense reductions and expenses reimbursed	1.26%	1.27%	1.27%	1.32%	1.37%
Net investment income	1.57%	1.60%	2.16%	2.46%	2.85%

Supplemental Data:
Net assets, end of year (000)	$8,058,228	$8,127,184	$7,254,175	$4,608,098	$3,499,490
Portfolio turnover rate	59.63%	71.14%	92.83%	113.45%	143.47%
(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	265

Financial Highlights (continued)

SHORT DURATION INCOME FUND

	Class F Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$4.57	$4.64	$4.52	$4.64	$4.57
Investment operations:
Net investment income(a)	.11	.11	.13	.15	.17
Net realized and unrealized gain (loss)	–	(.01)	.18	(.03)	.12
Total from investment operations	.11	.10	.31	.12	.29
Distributions to shareholders from:
Net investment income	(.17)	(.17)	(.19)	(.21)	(.20)
Net realized gain	(.01)	– (b)	–	(.03)	(.02)
Total distributions	(.18)	(.17)	(.19)	(.24)	(.22)
Net asset value, end of year	$4.50	$4.57	$4.64	$4.52	$4.64
Total Return(c)	2.40%	2.30%	7.02%	2.45%	6.48%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	.49%	.48%	.49%	.49%	.50%
Expenses, including expense reductions and expenses reimbursed	.49%	.48%	.49%	.49%	.50%
Expenses, excluding expense reductions and expenses reimbursed	.49%	.48%	.49%	.49%	.50%
Net investment income	2.33%	2.38%	2.93%	3.27%	3.70%

Supplemental Data:
Net assets, end of year (000)	$12,099,079	$9,140,966	$7,293,545	$3,853,610	$2,382,845
Portfolio turnover rate	59.63%	71.14%	92.83%	113.45%	143.47%
(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return assumes the reinvestment of all distributions.

266	See Notes to Financial Statements.

Financial Highlights (continued)

SHORT DURATION INCOME FUND

	Class I Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$4.57	$4.64	$4.52	$4.64	$4.57
Investment operations:
Net investment income(a)	.11	.11	.14	.15	.18
Net realized and unrealized gain (loss)	.01	– (b)	.18	(.03)	.12
Total from investment operations	.12	.11	.32	.12	.30
Distributions to shareholders from:
Net investment income	(.18)	(.18)	(.20)	(.21)	(.21)
Net realized gain	(.01)	– (b)	–	(.03)	(.02)
Total distributions	(.19)	(.18)	(.20)	(.24)	(.23)
Net asset value, end of year	$4.50	$4.57	$4.64	$4.52	$4.64
Total Return(c)	2.50%	2.40%	7.12%	2.55%	6.59%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	.39%	.39%	.39%	.39%	.40%
Expenses, including expense reductions and expenses reimbursed	.39%	.39%	.39%	.39%	.40%
Expenses, excluding expense reductions and expenses reimbursed	.39%	.39%	.39%	.39%	.40%
Net investment income	2.42%	2.47%	2.99%	3.35%	3.82%

Supplemental Data:
Net assets, end of year (000)	$4,461,188	$3,341,231	$1,888,389	$642,022	$252,030
Portfolio turnover rate	59.63%	71.14%	92.83%	113.45%	143.47%
(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	267

Financial Highlights (continued)

SHORT DURATION INCOME FUND

	Class R2 Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$4.58	$4.65	$4.53	$4.64	$4.58
Investment operations:
Net investment income(a)	.08	.09	.11	.13	.15
Net realized and unrealized gain (loss)	–	(.01)	.18	(.03)	.11
Total from investment operations	.08	.08	.29	.10	.26
Distributions to shareholders from:
Net investment income	(.15)	(.15)	(.17)	(.18)	(.18)
Net realized gain	(.01)	– (b)	–	(.03)	(.02)
Total distributions	(.16)	(.15)	(.17)	(.21)	(.20)
Net asset value, end of year	$4.50	$4.58	$4.65	$4.53	$4.64
Total Return(c)	1.68%	1.81%	6.49%	2.18%	5.73%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	.99%	.98%	.99%	.99%	1.00%
Expenses, including expense reductions and expenses reimbursed	.99%	.98%	.99%	.99%	1.00%
Expenses, excluding expense reductions and expenses reimbursed	.99%	.98%	.99%	.99%	1.00%
Net investment income	1.84%	1.90%	2.45%	2.78%	3.21%

Supplemental Data:
Net assets, end of year (000)	$19,241	$13,412	$10,575	$4,883	$1,613
Portfolio turnover rate	59.63%	71.14%	92.83%	113.45%	143.47%
(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return assumes the reinvestment of all distributions.

268	See Notes to Financial Statements.

Financial Highlights (concluded)

SHORT DURATION INCOME FUND

	Class R3 Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$4.58	$4.65	$4.53	$4.65	$4.58
Investment operations:
Net investment income(a)	.09	.09	.12	.13	.15
Net realized and unrealized gain (loss)	(.01)	– (b)	.18	(.03)	.13
Total from investment operations	.08	.09	.30	.10	.28
Distributions to shareholders from:
Net investment income	(.15)	(.16)	(.18)	(.19)	(.19)
Net realized gain	(.01)	– (b)	–	(.03)	(.02)
Total distributions	(.16)	(.16)	(.18)	(.22)	(.21)
Net asset value, end of year	$4.50	$4.58	$4.65	$4.53	$4.65
Total Return(c)	1.78%	1.91%	6.61%	2.09%	6.07%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	.89%	.88%	.88%	.87%	.90%
Expenses, including expense reductions and expenses reimbursed	.89%	.88%	.88%	.87%	.90%
Expenses, excluding expense reductions and expenses reimbursed	.89%	.88%	.88%	.87%	.90%
Net investment income	1.94%	2.00%	2.53%	2.94%	3.28%

Supplemental Data:
Net assets, end of year (000)	$147,249	$107,003	$53,635	$17,885	$12,586
Portfolio turnover rate	59.63%	71.14%	92.83%	113.45%	143.47%
(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	269

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Investment Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was organized as a Delaware statutory trust on August 16, 1993.

The Trust currently consists of twelve funds. This report covers the following six funds (separately, a “Fund” and collectively, the “Funds”) and their respective classes:

Funds	Classes
Lord Abbett Convertible Fund (“Convertible Fund”)	A, B, C, F, I, P, R2 and R3
Lord Abbett Floating Rate Fund (“Floating Rate Fund”)	A, C, F, I, R2 and R3
Lord Abbett High Yield Fund (“High Yield Fund”)	A, B, C, F, I, P, R2 and R3
Lord Abbett Income Fund (“Income Fund”)	A, B, C, F, I, R2 and R3
Lord Abbett Inflation Focused Fund (“Inflation Focused Fund”)	A, C, F, I, R2 and R3
Lord Abbett Short Duration Income Fund (“Short Duration Income Fund”)	A, B, C, F, I, R2 and R3

The Funds no longer issue Class B shares for purchase. The Funds’ Class P shares are closed to substantially all investors, with certain exceptions as set forth in the Funds’ prospectus. As of the date of this report, Income Fund and Short Duration Income Fund have not issued Class P shares.

Convertible Fund’s investment objective is to seek current income and the opportunity for capital appreciation to produce a high total return. Floating Rate Fund’s investment objective is to seek a high level of current income. High Yield Fund’s investment objective is to seek a high current income and the opportunity for capital appreciation to produce a high total return. Each of Income Fund’s and Short Duration Income Fund’s investment objective is to seek a high level of income consistent with preservation of capital. Inflation Focused Fund’s primary investment objective is to provide investment returns that exceed the rate of inflation in the U.S. economy over a full economic cycle. As a secondary objective, the Fund seeks current income.

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2 and R3 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Funds’ Board of Trustees (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Funds’ investment manager, has formed a

Notes to Financial Statements (continued)

Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. Each Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Swaps are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee and approved by the Board. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statements of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

Notes to Financial Statements (continued)

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s filed U.S. federal tax returns remains open for the fiscal years ended November 30, 2011 through November 30, 2014. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the Funds within the Trust on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2 and R3 shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of each Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in each Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments, futures contracts, swaps, unfunded commitments and translation of assets and liabilities denominated in foreign currencies on each Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments, futures contracts, swaps and foreign currency related transactions on each Fund’s Statement of Operations. Each Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–Each Fund may enter into forward foreign currency exchange contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments, futures contracts, swaps, unfunded commitments and translation of assets and liabilities denominated in foreign currencies on each Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized gain on investments, futures contracts, swaps and foreign currency related transactions on each Fund’s Statement of Operations.

Notes to Financial Statements (continued)

(h)	Futures Contracts–Each Fund may purchase and sell futures contracts to enhance returns, to attempt to hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by a Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at each Fund’s custodian in order to pay for the commitment. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its NAV. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(j)	Mortgage Dollar Rolls–Each Fund may enter into mortgage dollar rolls in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, each Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold.

(k)	Commercial Paper–Each Fund may purchase commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

(l)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

Notes to Financial Statements (continued)

(m)	Reverse Repurchase Agreements–Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). Engaging in reverse repurchase agreements also may involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities to be repurchased by the Fund may decline below the repurchase price.

(n)	Floating Rate Loans–Each Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. A Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which each Fund invests may be subject to some restrictions on resale. For example, each Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. Each Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, each Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between each Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, each Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of each Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statement of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented on the Statement of Assets and Liabilities represents mark to market of the unfunded portion of the Fund’s floating rate notes. As of November 30, 2014, the following Funds had unfunded loan commitments:

Security Name	Fund Name

	Floating Rate Fund	High Yield Fund
Acadia Healthcare Co., Inc. Bridge Term Loan	$–	$5,000,000
MH Sub I, LLC Delayed Draw Term Loan	1,604,211	–
New Albertson’s, Inc. Bridge Term Loan	–	25,000,000
Total	$1,604,211	$30,000,000

Notes to Financial Statements (continued)

(o)	Inflation-Linked Derivatives–Inflation Focused Fund may invest in inflation-linked derivatives, such as Consumer Price Index Swap Agreements (“CPI swaps”). A CPI swap is a contract in which one party agrees to pay a fixed rate in exchange for a variable rate, which is the rate of change in the CPI during the life of the contract. Payments are based on a notional amount of principal. The Fund will normally enter into CPI swap contracts on a zero coupon basis, meaning that the floating rate will be based on the cumulative CPI during the life of the contract, and the fixed rate will compound until the swap’s maturity date, at which point the payments are netted. The swaps are valued daily and any unrealized gain (loss) is included in the Net change in unrealized appreciation/depreciation on investments, futures contracts, swaps, unfunded commitments and translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. A liquidation payment received or made at the termination or maturity of the swap is recorded in realized gain (loss) and is included in Net realized gain on investments, futures contracts, swaps and foreign currency related transactions on the Fund’s Statement of Operations.

(p)	Credit Default Swaps–High Yield Fund, Inflation Focused Fund and Short Duration Income Fund may enter into credit default swap contracts. As a seller of a credit default swap contract (“seller of protection”), a Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund receives from the counterparty a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), a Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund would make periodic payments to the counterparty over the term of the contracts, provided no event of default has occurred.

These credit default swaps may have as a reference obligation corporate or sovereign issuers or credit indices. These credit indices are comprised of a basket of securities representing a particular sector of the market. During the period, High Yield Fund, Inflation Focused Fund and Short Duration Income Fund entered into credit default swaps based on CMBX indices, which are comprised of commercial mortgage-backed securities.

Credit default swaps are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as an unrealized appreciation or depreciation. For a credit default swap sold by a fund, payment of the agreed-upon amount made by a fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by a fund, the agreed-upon amount received by a fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by a fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement. The value and credit rating of each credit default swap where a Fund is the seller of protection, are both

Notes to Financial Statements (continued)

measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Entering into credit default swaps involves credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, and that Lord Abbett does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap is based.

(q)	Total Return Swaps–Each Fund may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market. Each Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return swap declines over the term of the swap, each Fund also may be required to pay an amount equal to that decline in value to their counterparty.

(r)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

Notes to Financial Statements (continued)

A summary of inputs used in valuing each Fund’s investments and other financial instruments as of November 30, 2014 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Trust has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

The management fee is based on each Fund’s average daily net assets at the following annual rates:

Convertible Fund		Income Fund
First $1 billion	.70%	First $3 billion	.50%
Next $1 billion	.60%	Over $3 billion	.45%
Over $2 billion	.57%

		Inflation Focused Fund
Floating Rate Fund		First $2 billion	.40%
First $1 billion	.50%	Next $3 billion	.375%
Over $1 billion	.45%	Over $5 billion	.35%

High Yield Fund		Short Duration Income Fund
First $1 billion	.60%	First $1 billion	.35%
Next $1 billion	.55%	Next $1 billion	.30%
Over $2 billion	.50%	Over $2 billion	.25%

For the fiscal year ended November 30, 2014, the effective management fee, net of waivers, was the following annualized rate of each Fund’s average daily net assets:

Net Effective
Management Fee
Convertible Fund	.65%
Floating Rate Fund	.46%
High Yield Fund	.54%
Income Fund	.40%
Inflation Focused Fund	.31%
Short Duration Income Fund	.25%

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of each Fund’s average daily net assets.

For the fiscal year ended November 30, 2014 and continuing through March 31, 2015, Lord Abbett has contractually agreed to waive all or a portion of its management fee and, if necessary, waive all or a portion of its administrative fee and reimburse each Fund’s other expenses to the extent

Notes to Financial Statements (continued)

necessary so that the total net annual operating expenses for each class, excluding 12b-1 fees, do not exceed the following annual rates:

Fund	Rate
Convertible Fund	.86%
High Yield Fund	.78%	(1)
Income Fund	.58%
Inflation Focused Fund	.55%

(1)	Effective April 1, 2014.

All contractual management fee waiver and expense reimbursement agreements between the Funds and Lord Abbett may be terminated only upon the approval of the Board.

The Funds, along with certain other funds managed by Lord Abbett (collectively, the “Underlying Funds”), have entered into a Servicing Arrangement with certain “Fund of Funds” managed by Lord Abbett, pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of each Fund of Funds in proportion to the average daily value of the Underlying Fund shares owned by each Fund of Funds. Amounts paid pursuant to the Servicing Arrangement, if applicable, are included in Subsidy expense on each Fund’s Statement of Operations and Payable to affiliates on each Fund’s Statement of Assets and Liabilities.

As of November 30, 2014, the percentages of Convertible Fund’s, High Yield Fund’s and Short Duration Fund’s outstanding shares owned by each Fund of Funds were as follows:

		Underlying Funds
			Short
	Convertible	High Yield	Duration
Fund of Funds	Fund	Fund	Income Fund
Lord Abbett Multi-Asset Balanced Opportunity Fund	24.59%	12.56%	0.30%
Lord Abbett Multi-Asset Global Opportunity Fund	–	1.27%	–
Lord Abbett Multi-Asset Growth Fund	–	6.95%	0.07%
Lord Abbett Multi-Asset Income Fund	29.70%	21.36%	1.69%

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2 and R3 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following maximum annual rates have been approved by the Board pursuant to the plan:

Fees*	Class A	Class B	Class C(1)	Class F	Class P	Class R2	Class R3
Service	.15%	.25%	.25%	–	.25%	.25%	.25%
Distribution	.05%	.75%	.75%	.10%	.20%	.35%	.25%

*	Each Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	The Rule 12b-1 fee each Fund pays on Class C shares is a blended rate based on 1.00% of each Fund’s average daily net assets attributable to Class C shares held for less than one year and .80% (.25% service, ..55% distribution) of each Fund’s average daily net assets attributable to Class C shares held for one year or more. All Class C shareholders of a Fund will bear Rule 12b-1 fees at the same rate.

Class I shares do not have a distribution plan.

Notes to Financial Statements (continued)

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended November 30, 2014:

	Distributor	Dealers’
	Commissions	Concessions
Convertible Fund	$ 21,795	$ 140,991
Floating Rate Fund	312,237	1,875,955
High Yield Fund	115,390	790,761
Income Fund	105,221	617,462
Inflation Focused Fund	12,738	80,654
Short Duration Income Fund	1,186,217	8,439,752

Distributor received the following amount of CDSCs for the fiscal year ended November 30, 2014:

	Class A	Class C
Convertible Fund	$7,348	$8,647
Floating Rate Fund	646,479	495,708
High Yield Fund	38,570	48,262
Income Fund	12,751	29,790
Inflation Focused Fund	50,061	29,097
Short Duration Income Fund	1,352,996	1,535,746

A Trustee and certain of the Trust’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared daily and paid monthly for Floating Rate Fund, High Yield Fund, Income Fund, Inflation Focused Fund and Short Duration Income Fund and declared and paid quarterly for Convertible Fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

Subsequent to the Funds’ fiscal year ended November 30, 2014, distributions were declared on December 11, 2014 and paid on December 19, 2014 to shareholders of record on December 18, 2014. The approximate amounts were as follows:

		Net Short-Term	Net Long-Term
	Net Investment Income	Capital Gain	Capital Gains
Convertible Fund	$9,473,000	$47,329,000	$32,176,000
High Yield Fund	–	39,797,000	45,174,000
Income Fund	–	7,800,000	2,745,000

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended November 30, 2014 and 2013 was as follows:

	Convertible Fund		Floating Rate Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/2014	11/30/2013	11/30/2014	11/30/2013
Distributions paid from:
Ordinary income	$34,602,406	$11,130,800	$394,636,784	$263,018,005
Net long-term capital gains	22,077,107	–	–	–
Total distributions paid	$56,679,513	$11,130,800	$394,636,784	$263,018,005

	High Yield Fund		Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/2014	11/30/2013	11/30/2014	11/30/2013
Distributions paid from:
Ordinary income	$242,358,308	$196,503,734	$86,565,412	$120,274,257
Net long-term capital gains	43,575,793	15,202,146	27,710,880	15,413,651
Total distributions paid	$285,934,101	$211,705,880	$114,276,292	$135,687,908

	Inflation Focused Fund		Short Duration Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/2014	11/30/2013	11/30/2014	11/30/2013
Distributions paid from:
Ordinary income	$34,044,209	$30,445,736	$1,280,174,813	$1,122,336,281
Net long-term capital gains	–	–	35,888,850	–
Total distributions paid	$34,044,209	$30,445,736	$1,316,063,663	$1,122,336,281

As of November 30, 2014, the components of accumulated gains (losses) on a tax-basis were as follows:

	Convertible Fund	Floating Rate Fund	High Yield Fund
Undistributed ordinary income – net	$58,296,869	$–	$37,666,466
Undistributed long-term capital gains	32,171,555	–	45,129,360
Total undistributed earnings	90,468,424	–	82,795,826
Capital loss carryforwards*	–	(4,225,324)	–
Temporary differences	(60,150)	(8,927,933)	(2,027,146)
Unrealized gains (losses) – net	23,031,722	(112,211,030)	(30,891,915)
Total accumulated gains (losses) – net	$113,439,996	$(125,364,287)	$49,876,765

		Inflation Focused	Short Duration
	Income Fund	Fund	Income Fund
Undistributed ordinary income – net	$4,364,497	$384,552	$9,064,662
Undistributed long-term capital gains	2,679,159	–	–
Total undistributed earnings	7,043,656	384,552	9,064,662
Capital loss carryforwards*	–	(11,789,133)	(163,572,232)
Temporary differences	(624,301)	(967,125)	(1,955,760)
Unrealized gains (losses) – net	33,164,977	(98,432,930)	(554,706,984)
Total accumulated gains (losses) – net	$39,584,332	$(110,804,636)	$(711,170,314)

*	As of November 30, 2014, the capital loss carryforwards, along with the related expiration dates, were as follows:

Indefinite
Floating Rate Fund	$4,225,324
Inflation Focused Fund	11,789,133
Short Duration Income Fund	163,572,232

Notes to Financial Statements (continued)

In accordance with the Regulated Investment Company Modernization Act of 2010, each Fund will carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely. Post-enactment losses will also retain their character as either short-term or long-term.

At each Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The following Funds incurred and will elect to defer post-October capital losses during fiscal 2014 as follows:

Floating Rate Fund	$5,975,531
High Yield Fund	1,823,297
Inflation Focused Fund	918,840

As of November 30, 2014, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Convertible Fund	Floating Rate Fund	High Yield Fund
Tax cost	$827,191,731	$7,488,428,722	$4,224,345,539
Gross unrealized gain	54,521,363	19,015,343	88,264,735
Gross unrealized loss	(31,482,093)	(130,891,223)	(119,264,671)
Net unrealized security gain (loss)	$23,039,270	$(111,875,880)	$(30,999,936)

		Inflation	Short Duration
	Income Fund	Focused Fund	Income Fund
Tax cost	$2,182,730,743	$969,618,382	$38,406,155,304
Gross unrealized gain	51,307,594	4,996,824	223,873,210
Gross unrealized loss	(17,501,689)	(21,193,467)	(791,945,136)
Net unrealized security gain (loss)	$33,805,905	$(16,196,643)	$(568,071,926)

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to the tax treatment of certain securities, amortization of premium and wash sales.

Permanent items identified during the fiscal year ended November 30, 2014 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Undistributed
	(Distributions in
	Excess of) Net	Accumulated Net
	Investment Income	Realized Gain (Loss )	Paid-in Capital
Convertible Fund	$11,014,583	$(11,014,583)	$–
Floating Rate Fund	(3,850,939)	3,850,939	–
High Yield Fund	12,858,479	(12,858,479)	–
Income Fund	17,351,697	(17,652,660)	300,963
Inflation Focused Fund	15,503,016	(15,503,016)	–
Short Duration Income Fund	520,501,225	(520,501,225)	–

The permanent differences are primarily attributable to the tax treatment of foreign currency transactions, certain securities, premium amortization, certain distributions and principal paydown gains and losses.

Notes to Financial Statements (continued)

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended November 30, 2014 were as follows:

	U.S. Government Purchases*	Non-U.S. Government Purchases	U.S. Government Sales*	Non-U.S. Government Sales
Convertible Fund	$–	$1,401,744,540	$–	$1,228,823,100
Floating Rate Fund	–	7,445,668,106	–	8,559,515,110
High Yield Fund	–	4,642,730,564	–	3,337,820,544
Income Fund	2,787,675,454	1,511,850,816	2,765,091,973	1,245,998,870
Inflation Focused Fund	81,894,820	696,741,582	73,998,693	629,787,996
Short Duration Income Fund	2,100,069,596	24,610,855,288	1,842,054,319	18,329,804,576

*	Includes U.S. Government sponsored enterprises securities.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Each Fund entered into forward foreign currency exchange contracts for the fiscal year ended November 30, 2014 (as described in note 2(g)). A forward foreign currency exchange contract reduces the Funds’ exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. Each Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and the Funds’ returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. Each Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts and deposits with brokers as collateral.

Floating Rate Fund, Income Fund, Inflation Focused Fund and Short Duration Income Fund entered into U.S. Treasury futures contracts for the fiscal year ended November 30, 2014 (as described in note 2(h)) to hedge against changes in interest rates. The Funds bear the risk of interest rates moving unexpectedly, in which case the Funds may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

Inflation Focused Fund entered into CPI swaps for the fiscal year ended November 30, 2014 (as described in note 2(o)) to speculate the rate of inflation in the U.S. economy. The Fund’s use of CPI swaps involves the risk that Lord Abbett will not accurately predict expectations of inflation or interest rates, and the Fund’s returns could be reduced as a result. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on CPI swaps.

High Yield Fund, Inflation Focused Fund and Short Duration Income Fund entered into credit default swaps for the fiscal year ended November 30, 2014 (as described in note 2(p)) for investment purposes, to hedge credit risk or for speculative purposes. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in

Notes to Financial Statements (continued)

exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. Each Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract.

Income Fund, Inflation Focused Fund and Short Duration Income Fund entered into a total return swap for the fiscal year ended November 30, 2014 (as described in note 2(q)) to obtain exposure to an issuer (the Reference Entity). Each Fund’s use of total return swaps involve the risk that Lord Abbett will not accurately predict expectations of market value of the Reference Entity, and each Fund’s returns could be reduced as a result. Each Fund’s risk of loss from counterparty credit risk is the notional value of the contract.

As of November 30, 2014, each Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Funds’ use of derivative instruments:

	Convertible Fund	Floating Rate Fund
Asset Derivatives	Foreign Currency Contracts	Interest Rate Contracts	Foreign Currency Contracts
Forward Foreign Currency Exchange Contracts(1)	$162,579	–	$3,156,311
Liability Derivatives
Forward Foreign Currency Exchange Contracts(2)	–	–	$95,985
Futures Contracts(3)	–	$1,210,668	–

		High Yield Fund
Asset Derivatives		Foreign Currency Contracts	Credit Contracts
Credit Default Swaps(4)		–	$156,236
Forward Foreign Currency Exchange Contracts(1)		$1,701,491	–
Liability Derivatives
Forward Foreign Currency Exchange Contracts(2)		$47,741	–

		Income Fund
Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Forward Foreign Currency Exchange Contracts(1)	–	$2,755,027	–
Futures Contracts(3)	$3,119,380	–	–
Total Return Swap(5)	–	–	$171,290
Liability Derivatives
Forward Foreign Currency Exchange Contracts(2)	–	$7,473,682	–
Futures Contracts(3)	$4,206,550	–	–

Notes to Financial Statements (continued)

			Inflation Focused Fund
Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts	Inflation Linked Contracts	Credit Contracts
CPI Swaps(6)	–	–	$8,585,281	–
Forward Foreign Currency Exchange Contracts(1)	–	$47,012	–	–
Futures Contracts(3)	$372,766	–	–	–
Total Return Swap(5)	–	–	–	$21,307
Liability Derivatives
CPI Swaps(7)	–	–	$91,120,193	–
Credit Default Swaps(8)	–	–	–	$36,624
Forward Foreign Currency Exchange Contracts(2)	–	$45,101	–	–
Futures Contracts(3)	$214,871	–	–	–

	Short Duration Income Fund
Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Forward Foreign Currency Exchange Contracts(1)	–	$1,647,173	–
Futures Contracts(3)	$12,102,582	–	–
Total Return Swap(5)	–	–	$2,959,141
Liability Derivatives
Credit Default Swaps(8)	–	–	$1,441,379
Forward Foreign Currency Exchange Contracts(2)	–	$1,538,136	–
Futures Contracts(3)	$2,490,090	–	–

(1)	Statements of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
(2)	Statements of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.
(3)	Statements of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(4)	Statements of Assets and Liabilities location: Credit default swap agreement receivable, at fair value.
(5)	Statements of Assets and Liabilities location: Total return swap, at fair value.
(6)	Statements of Assets and Liabilities location: Unrealized appreciation on CPI swaps.
(7)	Statements of Assets and Liabilities location: Unrealized depreciation on CPI swaps.
(8)	Statements of Assets and Liabilities location: Credit default swap agreements payable, at fair value.

Notes to Financial Statements (continued)

Transactions in derivative instruments for the fiscal year ended November 30, 2014, were as follows:

	Convertible Fund	Floating Rate Fund
	Foreign Currency Contracts	Interest Rate Contracts	Foreign Currency Contracts
Net Realized Gain (Loss)(1)
Forward Foreign Currency Exchange Contracts	$398,220	–	$15,041,561
Futures Contracts	–	$(2,889,075)	–
Net Change in Unrealized Appreciation/Depreciation(2)
Forward Foreign Currency Exchange Contracts	$203,046	–	$3,114,385
Futures Contracts	–	$(1,141,413)	–
Average Number of Contracts/Notional Amounts*
Forward Foreign Currency Exchange Contracts(3)	$8,360,785	–	$162,230,718
Futures Contracts(4)	–	1,146	–

		High Yield Fund
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Net Realized Gain (Loss)(1)
Credit Default Swaps	–	–	$661,280
Forward Foreign Currency Exchange Contracts	–	$10,033,872	–
Futures Contracts	$223,189	–	–
Net Change in Unrealized Appreciation/Depreciation(2)
Credit Default Swaps	–	–	$246,122
Forward Foreign Currency Exchange Contracts	–	$3,013,003	–
Futures Contracts	$ 19,393	–	–
Average Number of Contracts/Notional Amounts*
Credit Default Swaps(3)	–	–	$17,461,538
Forward Foreign Currency Exchange Contracts(3)	–	$186,645,647	–
Futures Contracts(4)	37	–	–

Notes to Financial Statements (continued)

			Income Fund
	Interest Rate Contracts	Forward Currency Contracts	Credit Contracts
Net Realized Gain (Loss)(1)
Forward Foreign Currency Exchange Contracts	–	$2,119,628	–
Futures Contracts	$(1,370,305)	–	–
Total Returns Swap	–	–	–
Net Change in Unrealized Appreciation/Depreciation(2)
Forward Foreign Currency Exchange Contracts	–	$(6,657,238)	–
Futures Contracts	$(1,511,995)	–	–
Total Returns Swap	–	–	–
Average Number of Contracts/Notional Amounts*
Forward Foreign Currency Exchange Contracts(3)	–	$263,331,392	–
Futures Contracts(4)	6,053	–	–
Total Returns Swap(3)	–	–	$89,951

			Inflation Focused Fund
	Interest Rate Contracts	Forward Currency Contracts	Inflation Linked Contracts	Credit Contracts
Net Realized Gain (Loss)(1)
CPI Swaps	–	–	$(232,875)	–
Credit Default Swaps	–	–	–	$16,080
Forward Foreign Currency Exchange Contracts	–	$261,153	–	–
Futures Contracts	$1,029,923	–	–	–
Total Return Swap	–	–	–	–
Net Change in Unrealized Appreciation/Depreciation(2)
CPI Swaps	–	–	$(46,141,417)	–
Credit Default Swaps	–	–	–	$103,075
Forward Foreign Currency Exchange Contracts	–	$89,249	–	–
Futures Contracts	$129,113	–	–	–
Total Returns Swap	–	–	–	–
Average Number of Contracts/Notional Amounts*
CPI Swaps(3)	–	–	$1,461,230,769	–
Credit Default Swaps(3)	–	–	–	$7,400,000
Forward Foreign Currency Exchange Contracts(3)	–	$7,790,896	–	–
Futures Contracts(4)	1,244	–	–	–
Total Returns Swap(3)	–	–	–	$11,280

Notes to Financial Statements (continued)

	Short Duration Income Fund
	Interest Rate Contracts	Forward Currency Contracts	Credit Contracts
Net Realized Gain (Loss)(1)
Credit Default Swaps	–	–	$721,954
Forward Foreign Currency Exchange Contracts	–	$7,707,852	–
Futures Contracts	$37,802,588	–	–
Total Returns Swap	–	–	–
Net Change in Unrealized Appreciation/Depreciation(2)
Credit Default Swaps	–	–	$3,606,667
Forward Foreign Currency Exchange Contracts	–	$3,124,082	–
Futures Contracts	$8,730,337	–	–
Total Returns Swap	–	–	–
Average Number of Contracts/Notional Amounts*
Credit Default Swaps(3)	–	–	$294,300,000
Forward Foreign Currency Exchange Contracts(3)	–	$270,240,058	–
Futures Contracts(4)	45,457	–	–
Total Returns Swap(3)	–	–	$1,552,988

*	Calculated based on the number of contracts or notional amounts for the fiscal year ended November 30, 2014.
(1)	Statements of Operations location: Net realized gain (loss) on investments, futures contracts, swaps and foreign currency related transactions.
(2)	Statements of Operations location: Net change in unrealized appreciation/depreciation on investments, futures contracts, swaps, unfunded commitments and translation of assets and liabilities denominated in foreign currencies.
(3)	Amount represents notional amounts in U.S. dollars.
(4)	Amount represents number of contracts.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. In addition, FASB issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”), specifying which transactions are subject to disclosures about offsetting.

The following tables illustrate gross and net information about recognized assets eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does

Notes to Financial Statements (continued)

not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Funds and the applicable counterparty:

			Convertible Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$162,579	$–	$162,579
Repurchase Agreement	31,119,136	–	31,119,136
Total	$31,281,715	$–	$31,281,715

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$31,119,136	$–	$–	$(31,119,136)	$–
J.P. Morgan Chase	162,579	–	–	–	162,579
Total	$31,281,715	$–	$–	$(31,119,136)	$162,579

			Floating Rate Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$3,156,311	$–	$3,156,311
Repurchase Agreement	196,552,232	–	196,552,232
Total	$199,708,543	$–	$199,708,543

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Bank of America	$279,695	$ (5,586)	$(274,109)	$–	$–
Citibank	359,140	(7,808)	(344,144)	–	7,188
Fixed Income Clearing Corp.	196,552,232	–	–	(196,552,232)	–
J.P. Morgan Chase	2,463,164	(81,982)	(2,381,182)	–	–
Morgan Stanley	54,312	(609)	–	–	53,703
Total	$199,708,543	$(95,985)	$(2,999,435)	$(196,552,232)	$60,891

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$95,985	$–	$95,985
Total	$95,985	$–	$95,985

Notes to Financial Statements (continued)

	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Bank of America	$5,586	$(5,586)	$–	$–	$–
Citibank	7,808	(7,808)	–	–	–
J.P. Morgan Chase	81,982	(81,982)	–	–	–
Morgan Stanley	609	(609)	–	–	–
Total	$95,985	$(95,985)	$–	$–	$–

			High Yield Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Credit Default Swaps	$156,236	$–	$156,236
Forward Foreign Currency Exchange Contracts	1,701,491	–	1,701,491
Repurchase Agreement	187,892,347	–	187,892,347
Total	$189,750,074	$–	$189,750,074

	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Bank of America	$7,677	$ –	$–	$–	$7,677
Citibank	156,236	–	–	–	156,236
Fixed Income Clearing Corp.	187,892,347	–	–	(187,892,347)	–
Goldman Sachs	633,146	–	(410,000)	–	223,146
J.P. Morgan Chase	801,702	(801,702)	–	–	–
Morgan Stanley	258,966	(47,741)	–	(39,036)	172,189
Total	$189,750,074	$(849,443)	$(410,000)	$(187,931,383)	$559,248

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$ 47,741	$–	$ 47,741
Reverse Repurchase Agreement	4,766,038	–	4,766,038
Total	$4,813,779	$–	$4,813,779

Notes to Financial Statements (continued)

	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
J.P. Morgan Chase	$4,766,038	$(801,702)	$–	$(3,964,336)	$–
Morgan Stanley	47,741	(47,741)	–	–	–
Total	$4,813,779	$(849,443)	$–	$(3,964,336)	$–

			Income Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$2,755,027	$–	$2,755,027
Repurchase Agreement	99,963,399	–	99,963,399
Total Return Swap	171,290	–	171,290
Total	$102,889,716	$–	$102,889,716

	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Bank of America	$514,356	$(428,444)	$(85,912)	$–	$–
Barclays Bank plc	29,008	(29,008)	–	–	–
Citibank N.A.	55,258	(267)	–	–	54,991
Deutsche Bank AG	636,727	(233,611)	(300,000)	–	103,116
Fixed Income Clearing Corp.	99,963,399	–	–	(99,963,399)	–
Goldman Sachs	247,412	(247,412)	–	–	–
J.P. Morgan Chase	1,340,794	(1,340,794)	–	–	–
Morgan Stanley	102,762	(102,762)	–	–	–
Total	$102,889,716	$(2,382,298)	$(385,912)	$(99,963,399)	$158,107

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$7,473,682	$–	$7,473,682
Total	$7,473,682	$–	$7,473,682

Notes to Financial Statements (continued)

	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Bank of America	$428,444	$ (428,444)	$–	$–	$–
Barclays Bank plc	357,075	(29,008)	(260,000)	–	68,067
Citibank N.A.	267	(267)	–	–	–
Deutsche Bank AG	233,611	(233,611)	–	–	–
Goldman Sachs	661,034	(247,412)	(320,000)	–	93,622
J.P. Morgan Chase	4,617,278	(1,340,794)	(1,990,000)	–	1,286,484
Morgan Stanley	669,677	(102,762)	(566,915)	–	–
UBS AG	506,296	–	–	–	506,296
Total	$7,473,682	$(2,382,298)	$(3,136,915)	$–	$1,954,469

		Inflation Focused Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
CPI Swaps	$8,585,281	$–	$8,585,281
Forward Foreign Currency Exchange Contracts	47,012	–	47,012
Repurchase Agreement	32,221,725	–	32,221,725
Total Return Swap	21,307	–	21,307
Total	$40,875,325	$–	$40,875,325

	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Bank of America	$136,497	$ (136,497)	$–	$–	$ –
Barclays Bank plc	1,745,144	(1,745,144)	–	–	–
Credit Suisse	195,508	(195,508)	–	–	–
Deutsche Bank AG	1,476,861	(1,476,861)	–	–	–
Fixed Income Clearing Corp.	32,221,725	–	–	(32,221,725)	–
Goldman Sachs	1,654,521	(1,654,521)	–	–	–
J.P. Morgan Chase	176,199	(176,199)	–	–	–
Morgan Stanley	3,259,974	(3,259,974)	–	–	–
UBS AG	8,896	–	–	–	8,896
Total	$40,875,325	$(8,644,704)	$–	$(32,221,725)	$8,896

Notes to Financial Statements (continued)

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
CPI Swaps	$91,120,193	$–	$91,120,193
Credit Default Swaps	36,624	–	36,624
Forward Foreign Currency
Exchange Contracts	45,101	–	45,101
Total	$91,201,918	$–	$91,201,918

	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Bank of America	$7,032,542	$(136,497)	$(6,040,000)	$–	$856,045
Barclays Bank plc	9,041,435	(1,745,144)	(6,600,000)	–	696,291
Credit Suisse	4,532,421	(195,508)	(3,990,000)	–	346,913
Deutsche Bank AG	27,555,095	(1,476,861)	(24,350,000)	–	1,728,234
Goldman Sachs	13,009,574	(1,654,521)	(10,570,000)	–	785,053
J.P. Morgan Chase	12,523,181	(176,199)	(11,390,000)	–	956,982
Morgan Stanley	5,972,832	(3,259,974)	(2,712,858)	–	–
Wells Fargo	11,534,838	–	(10,600,000)	–	934,838
Total	$91,201,918	$(8,644,704)	$(76,252,858)	$–	$6,304,356

		Short Duration Income Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$1,647,173	$–	$1,647,173
Repurchase Agreement	483,400,166	–	483,400,166
Total Return Swap	2,959,141	–	2,959,141
Total	$488,006,480	$–	$488,006,480

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Bank of America	$167,234	$ –	$–	$–	$167,234
Deutsche Bank AG	2,959,141	–	–	–	2,959,141
Fixed Income Clearing Corp.	483,400,166	–	–	(483,400,166)	–
Goldman Sachs	119,032	(119,032)	–	–	–
J.P. Morgan Chase	28,116	(28,116)	–	–	–
Morgan Stanley	1,074,778	(315,002)	–	(568,754)	191,022
UBS AG	258,013	–	–	–	258,013
Total	$488,006,480	$(462,150)	$–	$(483,968,920)	$3,575,410

Notes to Financial Statements (continued)

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Credit Default Swaps	$1,441,379	$–	$1,441,379
Forward Foreign Currency Exchange Contracts	1,538,136	–	1,538,136
Total	$2,979,515	$–	$2,979,515

	Net Amounts
	of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Credit Suisse	$707,724	$ –	$(707,724)	$–	$–
Goldman Sachs	418,653	(119,032)	(299,621)	–	–
J.P. Morgan Chase	1,538,136	(28,116)	(1,450,000)	–	60,020
Morgan Stanley	315,002	(315,002)	–	–	–
Total	$2,979,515	$(462,150)	$(2,457,345)	$–	$60,020

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of November 30, 2014.
(c)	Net amount represents the amount owed by the Fund to the counterparty as of November 30, 2014.

8.	TRUSTEES’ REMUNERATION

The Trust’s officers and a Trustee, who are associated with Lord Abbett, do not receive any compensation from the Trust for serving in such capacities. Independent Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Trustees under which Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Trustees’ fees on the Statements of Operations and in Trustees’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Trust has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

10.	LINE OF CREDIT

Effective June 30, 2014, the Funds and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) participate in a $500 million unsecured revolving credit facility (the “Facility”) with State Street Bank and Trust Company (“SSB”). The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million based on past borrowings and likelihood of future borrowings. Each Participating Fund bears its ratable share of the $525,000 annual Facility fee based on the maximum amount the Fund can borrow under the Facility. This amount

Notes to Financial Statements (continued)

is included for each Fund in Other expenses in the Statements of Operations. Any borrowings under the Facility will incur interest at current market rates as set forth in the credit agreement.

During the fiscal year ended November 30, 2014, High Yield Fund utilized the Facility from July 31, 2014 through August 10, 2014, with borrowings ranging from $20,000,000 to $211,000,000. The average interest rate during this period was 1.20%, and total interest paid amounted to $43,325. On August 11, 2014, High Yield Fund fully repaid its borrowings to the Facility. As of November 30, 2014, there were no loans outstanding pursuant to this Facility.

Prior to June 30, 2014, the Funds and certain other funds managed by Lord Abbett participated in a Facility with SSB. The amounts that were available under the Facility were (i) the lesser of either $250,000,000 or 33.33% of total assets per participating fund and (ii) $350,000,000 in the aggregate for all participating funds.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Trust’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

12.	INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with investing in fixed income securities. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when interest rates fall, such prices tend to rise. Longer-term securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal and/or interest to a Fund, a risk that is greater with high-yield bonds (sometimes called “junk bonds”) in which one or more of the Funds may invest. Some issuers, particularly of high-yield bonds, may default as to principal and/or interest payments after a Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to each Fund. High-yield bonds are subject to greater price fluctuations, as well as additional risks.

The values of equity holdings of Convertible Fund will fluctuate in response to movements in the equity securities market in general and to the changing prospects of the individual companies involved.

Convertible Fund, High Yield Fund, Income Fund, Inflation Focused Fund, and Short Duration Income Fund are subject to the general risks and considerations associated with investing in convertible securities, which have both equity and fixed income risk characteristics. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising equity securities market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

Each Fund’s investment exposure to foreign (which may include emerging market) companies presents increased market, liquidity, currency, political, information and other risks. The cost of a Fund’s potential use of forward foreign currency exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions prevailing.

Notes to Financial Statements (continued)

Each Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Funds’ returns since the Funds may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether a Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. If a Fund incorrectly forecasts these and other factors, its performance could suffer. A Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

Each Fund may invest in swap contracts. Swap contracts are bi-lateral agreements between a fund and its counterparty. Each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Funds.

High Yield, Inflation Focused Fund and Short Duration Income Fund may invest in credit default swap contracts. The risks associated with the Funds’ investment in credit default swaps are greater than if the Funds invested directly in the reference obligation because they are subject to illiquidity risk, counterparty risk, and credit risk at both the counterparty and underlying issuer levels.

Floating Rate Fund, High Yield Fund, Income Fund, Inflation Focused Fund, and Short Duration Income Fund may invest in floating rate or adjustable rate senior loans, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities. The senior loans in which Floating Rate Fund, High Yield Fund, Income Fund, Inflation Focused Fund and Short Duration Income Fund may invest may consist primarily of senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be equivalent to below investment grade securities. Below investment grade senior loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market. In addition, Floating Rate Fund may invest up to 20% of its total assets in senior loans that are not secured by any specific collateral.

High Yield Fund, Income Fund, Inflation Focused Fund, and Short Duration Income Fund may invest in mortgage-related securities, including those of such Government sponsored enterprises as Federal Home Loan Mortgage Corporation and Federal National Mortgage Association. In addition, these Funds may invest in non-agency backed and mortgage related securities, which are issued by the private institutions, not by the government-sponsored enterprises. Such securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive a Fund of income payments above current markets rates. The prepayment rate also will affect the price and volatility of a mortgage-related security. In addition, securities of government sponsored enterprises are guaranteed with respect to the timely payment of interest and principal by the particular enterprise involved, not by the U.S. Government.

Notes to Financial Statements (continued)

These factors can affect each Fund’s performance.

13. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

	Year Ended		Year Ended
Convertible Fund	November 30, 2014		November 30, 2013
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	9,175,414	$121,208,389	5,360,652	$68,695,582
Converted from Class B*	26,309	348,671	27,778	340,136
Reinvestment of distributions	787,616	10,000,405	114,871	1,344,857
Shares reacquired	(5,724,278)	(75,051,568)	(2,530,654)	(31,156,779)
Increase	4,265,061	$56,505,897	2,972,647	$39,223,796

Class B Shares
Shares sold	9,122	$121,374	26,435	$327,619
Reinvestment of distributions	16,124	203,161	3,314	37,766
Shares reacquired	(42,092)	(550,415)	(67,326)	(809,734)
Converted to Class A*	(26,343)	(348,671)	(27,833)	(340,136)
Decrease	(43,189)	$(574,551)	(65,410)	$(784,485)

Class C Shares
Shares sold	1,453,101	$19,066,787	1,208,839	$15,390,775
Reinvestment of distributions	302,752	3,805,417	48,411	555,687
Shares reacquired	(945,902)	(12,407,394)	(839,447)	(10,141,068)
Increase	809,951	$10,464,810	417,803	$5,805,394

Class F Shares
Shares sold	7,162,529	$94,729,466	3,638,700	$46,150,406
Reinvestment of distributions	453,829	5,770,302	60,085	705,871
Shares reacquired	(3,377,107)	(44,670,070)	(1,399,650)	(17,360,194)
Increase	4,239,251	$55,829,698	2,299,135	$29,496,083

Class I Shares
Shares sold	20,339,699	$267,138,117	6,579,375	$82,152,702
Reinvestment of distributions	2,598,689	33,112,050	662,891	7,772,261
Shares reacquired	(15,341,351)	(205,761,196)	(6,864,680)	(85,746,323)
Increase	7,597,037	$94,488,971	377,586	$4,178,640

Class P Shares
Shares sold	1,027	$13,798	701	$9,039
Reinvestment of distributions	288	3,690	55	654
Shares reacquired	(727)	(9,620)	(168)	(2,237)
Increase	588	$7,868	588	$7,456

Class R2 Shares
Shares sold	21,151	$275,541	7,903	$100,292
Reinvestment of distributions	87	1,118	19	215
Shares reacquired	(5,303)	(69,757)	(4,250)	(50,884)
Increase	15,935	$206,902	3,672	$49,623

Notes to Financial Statements (continued)

	Year Ended		Year Ended
Convertible Fund	November 30, 2014		November 30, 2013
Class R3 Shares	Shares	Amount	Shares	Amount
Shares sold	145,034	$1,919,290	89,386	$1,125,922
Reinvestment of distributions	14,544	183,884	1,828	21,324
Shares reacquired	(68,885)	(904,501)	(32,385)	(394,220)
Increase	90,693	$1,198,673	58,829	$753,026
*	Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

	Year Ended		Year Ended
Floating Rate Fund	November 30, 2014		November 30, 2013
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	141,717,796	$1,341,714,596	308,846,885	$2,934,198,225
Reinvestment of distributions	15,162,964	143,169,891	10,304,840	97,862,225
Shares reacquired	(226,900,827)	(2,142,505,887)	(92,138,123)	(874,239,805)
Increase (decrease)	(70,020,067)	$(657,621,400)	227,013,602	$2,157,820,645

Class C Shares
Shares sold	44,208,158	$418,953,991	114,261,841	$1,086,468,869
Reinvestment of distributions	6,165,397	58,234,353	4,231,663	40,204,648
Shares reacquired	(59,389,770)	(560,561,665)	(24,071,413)	(228,720,681)
Increase (decrease)	(9,016,215)	$(83,373,321)	94,422,091	$897,952,836

Class F Shares
Shares sold	154,083,759	$1,456,230,742	235,183,287	$2,231,999,643
Reinvestment of distributions	9,697,936	91,409,289	5,858,438	55,577,720
Shares reacquired	(179,726,418)	(1,693,157,190)	(67,579,527)	(640,865,807)
Increase (decrease)	(15,944,723)	$(145,517,159)	173,462,198	$1,646,711,556

Class I Shares
Shares sold	30,013,930	$283,837,904	59,651,485	$567,185,398
Reinvestment of distributions	2,208,426	20,875,314	1,633,668	15,522,937
Shares reacquired	(47,832,128)	(452,351,089)	(21,518,879)	(204,189,122)
Increase (decrease)	(15,609,772)	$(147,637,871)	39,766,274	$378,519,213

Class R2 Shares
Shares sold	28,549	$270,875	35,667	$340,207
Reinvestment of distributions	3,174	29,983	2,012	19,132
Shares reacquired	(22,978)	(216,863)	(11,335)	(107,731)
Increase	8,745	$83,995	26,344	$251,608

Class R3 Shares
Shares sold	2,026,803	$19,200,380	1,424,333	$13,534,797
Reinvestment of distributions	106,571	1,004,876	29,865	283,698
Shares reacquired	(648,100)	(6,111,347)	(296,342)	(2,816,645)
Increase	1,485,274	$14,093,909	1,157,856	$11,001,850

Notes to Financial Statements (continued)

	Year Ended		Year Ended
High Yield Fund	November 30, 2014		November 30, 2013
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	104,690,235	$827,973,808	66,632,260	$530,424,585
Converted from Class B*	110,698	873,757	184,252	1,493,841
Reinvestment of distributions	9,569,266	75,253,382	7,654,516	60,745,232
Shares reacquired	(100,475,900)	(794,122,464)	(68,753,574)	(546,328,646)
Increase	13,894,299	$109,978,483	5,717,454	$46,335,012

Class B Shares
Shares sold	85,718	$673,203	95,201	$753,389
Reinvestment of distributions	123,692	966,753	137,919	1,088,851
Shares reacquired	(385,350)	(3,033,840)	(449,026)	(3,564,015)
Converted to Class A*	(111,206)	(873,757)	(188,137)	(1,493,841)
Decrease	(287,146)	$(2,267,641)	(404,043)	$(3,215,616)

Class C Shares
Shares sold	13,475,747	$106,056,718	12,225,758	$97,135,645
Reinvestment of distributions	2,853,174	22,306,427	2,413,768	19,052,586
Shares reacquired	(10,739,929)	(84,426,876)	(12,925,341)	(102,385,274)
Increase	5,588,992	$43,936,269	1,714,185	$13,802,957

Class F Shares
Shares sold	59,342,522	$468,331,587	30,505,509	$242,803,681
Reinvestment of distributions	3,602,375	28,283,203	2,751,310	21,803,986
Shares reacquired	(34,619,499)	(271,864,455)	(27,071,032)	(215,738,244)
Increase	28,325,398	$224,750,335	6,185,787	$48,869,423

Class I Shares
Shares sold	195,974,093	$1,552,881,968	69,028,090	$551,465,239
Reinvestment of distributions	15,534,691	122,661,236	9,504,094	75,757,761
Shares reacquired	(68,708,117)	(545,111,961)	(35,378,890)	(283,667,181)
Increase	142,800,667	$1,130,431,243	43,153,294	$343,555,819

Class P Shares
Shares sold	42,567	$341,973	47,484	$384,191
Reinvestment of distributions	17,446	138,962	15,616	125,532
Shares reacquired	(47,481)	(380,824)	(46,208)	(372,493)
Increase	12,532	$100,111	16,892	$137,230

Class R2 Shares
Shares sold	353,433	$2,807,570	394,616	$3,160,960
Reinvestment of distributions	8,173	64,683	3,932	31,417
Shares reacquired	(369,735)	(2,945,755)	(219,138)	(1,760,065)
Increase (decrease)	(8,129)	$(73,502)	179,410	$1,432,312

Class R3 Shares
Shares sold	1,959,830	$15,616,591	2,017,280	$16,217,467
Reinvestment of distributions	343,331	2,713,128	243,783	1,945,328
Shares reacquired	(1,551,366)	(12,341,271)	(1,216,621)	(9,747,589)
Increase	751,795	$5,988,448	1,044,442	$8,415,206
*	Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

Notes to Financial Statements (continued)

	Year Ended		Year Ended
Income Fund	November 30, 2014		November 30, 2013
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	121,533,633	$354,795,497	143,215,932	$425,075,154
Converted from Class B*	315,356	916,019	452,883	1,334,812
Reinvestment of distributions	20,122,536	58,099,405	23,286,117	68,492,687
Shares reacquired	(117,586,021)	(341,010,403)	(179,609,887)	(523,647,272)
Increase (decrease)	24,385,504	$72,800,518	(12,654,955)	$(28,744,619)

Class B Shares
Shares sold	114,731	$332,353	233,052	$690,490
Reinvestment of distributions	160,990	464,578	224,821	663,591
Shares reacquired	(770,537)	(2,236,974)	(1,133,358)	(3,311,404)
Converted to Class A*	(315,097)	(916,019)	(452,274)	(1,334,812)
Decrease	(809,913)	$(2,356,062)	(1,127,759)	$(3,292,135)

Class C Shares
Shares sold	20,763,150	$60,908,933	34,532,995	$103,340,425
Reinvestment of distributions	4,843,642	14,040,982	5,714,665	16,898,546
Shares reacquired	(29,647,557)	(86,201,410)	(52,828,579)	(153,957,029)
Decrease	(4,040,765)	$(11,251,495)	(12,580,919)	$(33,718,058)

Class F Shares
Shares sold	89,624,352	$261,901,328	78,139,954	$232,025,792
Reinvestment of distributions	5,738,628	16,609,094	6,899,599	20,317,949
Shares reacquired	(46,184,969)	(133,806,373)	(138,814,261)	(404,838,561)
Increase (decrease)	49,178,011	$144,704,049	(53,774,708)	$(152,494,820)

Class I Shares
Shares sold	23,256,036	$67,328,537	16,946,519	$49,760,222
Reinvestment of distributions	1,188,754	3,446,199	1,284,136	3,791,754
Shares reacquired	(10,310,841)	(30,045,594)	(14,717,716)	(43,274,440)
Increase	14,133,949	$40,729,142	3,512,939	$10,277,536

Class R2 Shares
Shares sold	973,781	$2,864,320	1,015,798	$3,029,274
Reinvestment of distributions	36,753	107,360	21,015	61,769
Shares reacquired	(391,857)	(1,152,332)	(465,815)	(1,375,965)
Increase	618,677	$1,819,348	570,998	$1,715,078

Class R3 Shares
Shares sold	9,995,663	$29,146,629	8,582,094	$25,282,803
Reinvestment of distributions	771,718	2,240,942	445,635	1,309,389
Shares reacquired	(3,964,441)	(11,556,519)	(3,638,692)	(10,646,202)
Increase	6,802,940	$19,831,052	5,389,037	$15,945,990
*	Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

Notes to Financial Statements (continued)

	Year Ended		Year Ended
Inflation Focused Fund	November 30, 2014		November 30, 2013
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	22,957,756	$320,026,727	29,364,212	$432,750,318
Reinvestment of distributions	1,054,293	14,718,202	975,918	14,123,341
Shares reacquired	(23,589,304)	(330,827,526)	(16,297,603)	(235,077,761)
Increase	422,745	$3,917,403	14,042,527	$211,795,898

Class C Shares
Shares sold	1,177,588	$16,524,780	7,992,221	$118,375,276
Reinvestment of distributions	202,218	2,827,375	194,143	2,811,626
Shares reacquired	(3,732,067)	(52,289,351)	(3,061,526)	(44,169,751)
Increase (decrease)	(2,352,261)	$(32,937,196)	5,124,838	$77,017,151

Class F Shares
Shares sold	18,880,159	$265,618,833	24,077,913	$354,588,246
Reinvestment of distributions	552,810	7,686,627	470,078	6,815,258
Shares reacquired	(13,753,970)	(191,752,694)	(16,212,129)	(233,461,418)
Increase	5,678,999	$81,552,766	8,335,862	$127,942,086

Class I Shares
Shares sold	7,652,838	$108,327,143	4,495,355	$65,776,406
Reinvestment of distributions	177,001	2,464,138	60,740	872,105
Shares reacquired	(5,916,136)	(81,617,720)	(740,993)	(10,731,106)
Increase	1,913,703	$29,173,561	3,815,102	$55,917,405

Class R2 Shares
Shares sold	13,540	$188,285	13,188	$189,391
Reinvestment of distributions	69	964	60	870
Shares reacquired	(3,369)	(47,704)	(1,469)	(20,901)
Increase	10,240	$141,545	11,779	$169,360

Class R3 Shares
Shares sold	8,516	$119,283	5,816	$82,977
Reinvestment of distributions	361	5,012	117	1,689
Shares reacquired	(1,297)	(18,271)	(193)	(2,759)
Increase	7,580	$106,024	5,740	$81,907

Notes to Financial Statements (concluded)

	Year Ended		Year Ended
Short Duration Income Fund	November 30, 2014		November 30, 2013
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	1,297,965,203	$5,898,817,850	1,576,974,317	$7,277,261,035
Converted from Class B*	323,676	1,470,068	504,575	2,325,946
Reinvestment of distributions	97,555,116	442,890,458	88,762,335	408,431,033
Shares reacquired	(1,377,538,359)	(6,258,824,654)	(1,188,778,340)	(5,471,062,457)
Increase	18,305,636	$84,353,722	477,462,887	$2,216,955,557

Class B Shares
Shares sold	249,490	$1,136,099	721,452	$3,323,120
Reinvestment of distributions	148,561	675,494	170,661	786,726
Shares reacquired	(1,222,105)	(5,561,227)	(1,770,001)	(8,162,822)
Converted to Class A*	(323,172)	(1,470,068)	(503,958)	(2,325,946)
Decrease	(1,147,226)	$(5,219,702)	(1,381,846)	$(6,378,922)

Class C Shares
Shares sold	444,803,878	$2,033,521,438	650,192,067	$3,021,473,422
Reinvestment of distributions	44,931,265	205,279,848	41,982,929	194,445,547
Shares reacquired	(475,856,419)	(2,176,048,544)	(477,958,088)	(2,211,204,339)
Increase	13,878,724	$62,752,742	214,216,908	$1,004,714,630

Class F Shares
Shares sold	1,680,347,896	$7,627,329,106	1,462,454,321	$6,734,897,660
Reinvestment of distributions	63,797,649	289,211,970	46,141,254	212,076,357
Shares reacquired	(1,053,245,486)	(4,779,429,084)	(1,079,454,763)	(4,964,034,326)
Increase	690,900,059	$3,137,111,992	429,140,812	$1,982,939,691

Class I Shares
Shares sold	763,279,168	$3,458,788,062	602,352,675	$2,766,833,099
Reinvestment of distributions	26,785,272	121,452,791	16,072,283	73,834,996
Shares reacquired	(528,890,919)	(2,400,263,532)	(294,027,910)	(1,351,725,223)
Increase	261,173,521	$1,179,977,321	324,397,048	$1,488,942,872

Class R2 Shares
Shares sold	2,913,353	$13,243,785	1,847,456	$8,511,365
Reinvestment of distributions	30,277	137,486	16,632	76,535
Shares reacquired	(1,599,988)	(7,266,927)	(1,208,009)	(5,571,619)
Increase	1,343,642	$6,114,344	656,079	$3,016,281

Class R3 Shares
Shares sold	20,620,917	$93,789,241	21,993,930	$101,518,123
Reinvestment of distributions	989,307	4,495,283	585,150	2,692,970
Shares reacquired	(12,286,252)	(55,891,967)	(10,738,230)	(49,645,657)
Increase	9,323,972	$42,392,557	11,840,850	$54,565,436
*	Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Lord Abbett Investment Trust and the Shareholders of Lord Abbett Convertible Fund, Lord Abbett Floating Rate Fund, Lord Abbett High Yield Fund, Lord Abbett Income Fund, Lord Abbett Inflation Focused Fund and Lord Abbett Short Duration Income Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Lord Abbett Convertible Fund, Lord Abbett Floating Rate Fund, Lord Abbett High Yield Fund, Lord Abbett Income Fund, Lord Abbett Inflation Focused Fund and Lord Abbett Short Duration Income Fund (collectively, the “Funds”), six of the twelve funds constituting the Lord Abbett Investment Trust (the “Trust”) as of November 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian, brokers, and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
January 27, 2015

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Trust in accordance with the laws of the State of Delaware. The Board elects officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

Interested Trustee

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Trust as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 56 portfolios or series.

Current Position and
Name, Address and	Length of Service	Principal Occupation and Other Directorships
Year of Birth	with the Trust	During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Trustee and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Trustees
The following Independent Trustees also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 56 portfolios or series.

Current Position and
Name, Address and	Length of Service	Principal Occupation and Other Directorships
Year of Birth	with the Trust	During the Past Five Years
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Trustee since 1994; Chairman since 2013

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 – 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009–2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Trustee since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 – 2009). Other Directorships: None.

Basic Information About Management (continued)

Current Position and
Name, Address and	Length of Service	Principal Occupation and Other Directorships
Year of Birth	with the Trust	During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Trustee since 2014

Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001 – 2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999 – 2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Trustee since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 – 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Trustee since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2000

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 – 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 – 2009); and Officer and Director of Trinsum Group, a holding company (2007 – 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Trust. All of the officers of the Trust also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Principal Occupation
Name and	Current Position with	Length of Service	During the Past Five
Year of Birth	the Trust	of Current Position	Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 1998	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Alan R. Kurtz (1976)	Executive Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2000.

Jeffrey D. Lapin (1967)	Executive Vice President	Elected in 2012	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Managing Director at Post Advisory Group, an asset management firm specializing in high yield securities (2005 – 2012).

Robert A. Lee (1969)	Executive Vice President	Elected in 1998	Partner and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2007	Partner and Portfolio Manager, joined Lord Abbett in 1998.

Steven F. Rocco (1979)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2004.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Senior Counsel, joined Lord Abbett in 2008.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

Basic Information About Management (continued)

Principal Occupation
Name and	Current Position with	Length of Service	During the Past Five
Year of Birth	the Trust	of Current Position	Years
Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2006 and was formerly Vice President and Legal Counsel at Credit Suisse Asset Management LLC and Associate at Willkie Farr & Gallagher LLP.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

Hyun Lee (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003 – 2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2011	Partner and Portfolio Manager, joined Lord Abbett in 2010 and was formerly a Senior Vice President – Director of Fundamental Research and Senior Portfolio Manager at Alliance Bernstein, LLP (2003 – 2010).

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Basic Information About Management (concluded)

Principal Occupation
Name and	Current Position with	Length of Service	During the Past Five
Year of Birth	the Trust	of Current Position	Years
Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Trust’s Trustees. It is available free upon request.

Householding

The Trust has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

The percentages below reflect the portion of ordinary income distributions that are eligible for the corporate dividend received deduction (DRD) and qualified dividend income (QDI) for individual shareholders:

Fund Name	DRD	QDI
Convertible Fund	7%	7%
High Yield Fund	.44%	.47%

For foreign shareholders, the percentages below reflect the portion of net investment income distributions that represent interest-related dividends:

Fund Name
Convertible Fund	75%
Floating Rate Fund	100%
High Yield Fund	99%
Income Fund	100%
Inflation Focused Fund	100%
Short Duration Income Fund	100%

Additionally, of the distributions paid to shareholders during the fiscal year ended November 30, 2014, the following amounts represent capital gains:

Fund Name	Short-term	Long-term
Convertible Fund	$19,645,313	$22,077,107
Floating Rate Fund	14,576,290	–
High Yield Fund	50,627,914	43,575,793
Income Fund	–	27,710,880
Short Duration Income Fund	3,638,508	35,888,850

Lord Abbett Investment Trust

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Convertible Fund Lord Abbett Floating Rate Fund Lord Abbett High Yield Fund Lord Abbett Income Fund Lord Abbett Inflation Focused Fund Lord Abbett Short Duration Income Fund	LAIT-2 (01/15)

2014 LORD ABBETT
ANNUAL REPORT

Lord Abbett

Core Fixed Income Fund

Total Return Fund

For the fiscal year ended November 30, 2014

1	A Letter to Shareholders

4	Investment Comparisons

6	Information About Your Fund’s Expenses and Holdings Presented by Sector

11	Schedules of Investments

11	Core Fixed Income Fund

28	Total Return Fund

52	Statements of Assets and Liabilities

54	Statements of Operations

55	Statements of Changes in Net Assets

57	Financial Highlights

73	Notes to Financial Statements

88	Report of Independent Registered Public Accounting Firm

89	Supplemental Information to Shareholders

Lord Abbett Investment Trust
Lord Abbett Core Fixed Income Fund
and Lord Abbett Total Return Fund
Annual Report

For the fiscal year ended November 30, 2014

Daria L. Foster, Trustee, President and Chief Executive Officer of the Lord Abbett Funds, and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the fiscal year ended November 30, 2014. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Funds, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster
Trustee, President and Chief Executive Officer

For the 12-month period ended November 30, 2014, the Core Fixed Income Fund returned 5.52%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Barclays U.S. Aggregate Bond Index,1 which returned 5.27% over the same period.

During the same 12-month period, the Total Return Fund returned 6.02%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Barclays U.S. Universal Index,2 which returned 5.29% over the same period.

Yields on intermediate and longer-dated Treasury bonds fell over the 12-month period ended November 28, 2014, while the yield on the two-year Treasury note increased over the same period, leading to a slight flattening of the Treasury

1

yield curve. U.S inflation rates remained modest, with the Consumer Price Index (CPI) rising 1.7% over the 12-month period ended October 31, 2014. Meanwhile, the employment picture continued to improve, as 321,000 jobs were added in November 2014, and the unemployment rate held at 5.8%. This compares with an unemployment rate of 7.0% a year earlier and a recent high of 10.0% in October 2009. The U.S. Federal Reserve (the “Fed”) concluded its asset-purchase program in October of 2014, and voted to maintain its ultra-low target range for the fed funds rate of 0.00%-0.25%. In addition, when the Fed met on September 17-18, the central bank lowered its projections for 2015 gross domestic product (GDP) growth, to 2.6%-3.0%.

During the 12-month period, credit sectors of the bond market outperformed Treasuries due to a shortage of yield supported by the Fed’s commitment to low interest rates throughout the period. By the end of the 12-month period, investors began to reduce allocations to these riskier sectors of the bond market as risk premiums have declined.

Security selection within the corporate bond allocation was the largest contributor to the relative performance of both funds. ‘BBB’ rated bonds outperformed higher-

rated issues during the period and the Funds continue to concentrate in this sector. The Total Return Fund’s exposure to, and selection among, high-yield corporate bonds also contributed to performance. The Funds’ overweight allocation to asset-backed securities (ABS), and strong security selection within this sector, was another positive contributor to relative performance. ABS exposure was increased throughout the year, as this sector continues to be favored due to its liquidity.

An underweight to fixed-rate mortgage-backed securities (MBS) detracted from relative performance, as this sector outperformed the broad fixed-income market. However, security selection within the Funds’ MBS allocations contributed positively to relative performance. In addition, an underweight to the sovereign issues of both developed countries and emerging markets detracted slightly from relative performance, as sovereign debt outperformed most other fixed-income sectors over the 12-month period.

Each Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

2

1 The Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Total return comprises price appreciation/ depreciation and income as a percentage of the original investment.

2 The Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information
Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such waivers and expense reimbursements, the Funds’ returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of November 30, 2014. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolios are actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

3

Core Fixed Income Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Barclays U.S. Aggregate Bond Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2014
	1 Year	5 Years	10 Years	Life of Class
Class A3	3.13%	3.92%	4.75%	–
Class B4	-0.30%	3.23%	4.41%	–
Class C5	3.89%	3.72%	4.31%	–
Class F6	5.63%	4.50%	–	5.65%
Class I7	5.73%	4.61%	5.28%	–
Class P7	5.26%	4.13%	4.81%	–
Class R2[6]	5.19%	4.00%	–	5.17%
Class R3[6]	5.21%	4.09%	–	5.25%

Standardized Yield for the Period Ended November 30, 2014
Class A	Class B	Class C	Class F	Class I	Class P	Class R2	Class R3
1.99%	1.25%	1.43%	2.13%	2.24%	1.74%	1.64%	1.74%

[1]   Reflects the deduction of the maximum initial sales charge of 2.25%.

[2]   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

[3]   Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2014, is calculated using the SEC-required uniform method to compute such return.

[4]   Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

[5]   The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

[6]   Commenced operation and performance for the Class began on September 28, 2007. Performance is at net asset value.

[7]   Performance is at net asset value.

4

Total Return Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Barclays U.S. Universal Index and the Barclays U.S. Aggregate Bond Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2014
	1 Year	5 Years	10 Years	Life of Class
Class A3	3.62%	4.75%	5.17%	–
Class B4	0.29%	4.05%	4.81%	–
Class C5	4.36%	4.55%	4.73%	–
Class F6	6.12%	5.33%	–	6.16%
Class I7	6.22%	5.44%	5.70%	–
Class P7	5.84%	4.96%	5.23%	–
Class R2[6]	5.60%	4.81%	–	5.67%
Class R3[6]	5.81%	4.92%	–	5.78%

Standardized Yield for the Period Ended November 30, 2014
Class A	Class B	Class C	Class F	Class I	Class P	Class R2	Class R3
2.47%	1.74%	1.91%	2.62%	2.73%	2.29%	2.13%	2.24%

[1]   Reflects the deduction of the maximum initial sales charge of 2.25%.

[2]   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

[3]   Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2014, is calculated using the SEC-required uniform method to compute such return.

[4]   Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

[5]   The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

[6]  Commenced operation and performance for the Class began on September 28, 2007. Performance is at net asset value.

[7]   Performance is at net asset value.

5

Expense Examples

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2014 through November 30, 2014).

Actual Expenses

For each class of each Fund, the first line of the table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period 6/1/14 –11/30/14” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Core Fixed Income Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
			6/1/14 –
	6/1/14	11/30/14	11/30/14
Class A*
Actual	$1,000.00	$1,017.30	$4.15
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.96	$4.15
Class B*
Actual	$1,000.00	$1,013.20	$8.23
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.90	$8.24
Class C*
Actual	$1,000.00	$1,014.20	$7.27
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.85	$7.28
Class F*
Actual	$1,000.00	$1,017.80	$3.64
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.46	$3.65
Class I*
Actual	$1,000.00	$1,018.30	$3.19
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.91	$3.19
Class P*
Actual	$1,000.00	$1,016.00	$5.46
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.65	$5.47
Class R2*
Actual	$1,000.00	$1,016.10	$6.17
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.95	$6.17
Class R3*
Actual	$1,000.00	$1,015.80	$5.66
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.45	$5.67

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.82% for Class A, 1.63% for Class B, 1.44% for Class C, 0.72% for Class F, 0.63% for Class I, 1.08% for Class P, 1.22% for Class R2 and 1.12% for Class R3) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).
*	The annualized expenses of each class have been updated (0.65% for Class A, 1.45% for Class B, 1.27% for Class C, 0.55% for Class F, 0.45% for Class I, 0.90% for Class P, 1.05% for Class R2 and 0.95% for Class R3). Had these updated expenses been in place throughout the most recent fiscal half-year, expenses paid during the period would have been:

	Actual	Hypothetical (5% Return Before Expenses)
Class A	$3.29	$3.29
Class B	$7.32	$7.33
Class C	$6.41	$6.42
Class F	$2.78	$2.79
Class I	$2.28	$2.28
Class P	$4.55	$4.56
Class R2	$5.31	$5.31
Class R3	$4.80	$4.81

7

Portfolio Holdings Presented by Sector

November 30, 2014

Sector*	%**
Auto	0.32%
Basic Industry	0.35%
Consumer Cyclical	1.48%
Consumer Discretionary	0.14%
Consumer Services	0.91%
Consumer Staples	0.27%
Energy	2.19%
Financials	26.05%
Foreign Government	1.69%
Health Care	1.10%
Integrated Oils	1.68%
Sector*	%**
Materials & Processing	1.34%
Municipal	1.00%
Producer Durables	0.80%
Technology	0.72%
Telecommunications	0.90%
Transportation	0.35%
U.S. Government	50.96%
Utilities	1.26%
Repurchase Agreement	6.49%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

8

Total Return Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/14	11/30/14	6/1/14 – 11/30/14
Class A*
Actual	$1,000.00	$1,016.50	$3.94
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.16	$3.95
Class B*
Actual	$1,000.00	$1,012.50	$7.97
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.15	$7.99
Class C*
Actual	$1,000.00	$1,013.40	$7.07
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.05	$7.08
Class F*
Actual	$1,000.00	$1,017.00	$3.39
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.71	$3.40
Class I*
Actual	$1,000.00	$1,017.60	$2.88
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.21	$2.89
Class P*
Actual	$1,000.00	$1,015.30	$5.25
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.85	$5.27
Class R2*
Actual	$1,000.00	$1,014.50	$5.96
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.15	$5.97
Class R3*
Actual	$1,000.00	$1,015.10	$5.46
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.65	$5.47

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.78% for Class A, 1.58% for Class B, 1.40% for Class C, 0.67% for Class F, 0.57% for Class I, 1.04% for Class P, 1.18% for Class R2 and 1.08% for Class R3) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).
*	The annualized expenses of each class have been updated (0.68% for Class A, 1.48% for Class B, 1.31% for Class C, 0.58% for Class F, 0.48% for Class I, 0.93% for Class P, 1.08% for Class R2 and 0.98% for Class R3). Had these updated expenses been in place throughout the most recent fiscal half-year, expenses paid during the period would have been:

	Actual	Hypothetical (5% Return Before Expenses)
Class A	$3.44	$3.45
Class B	$7.47	$7.48
Class C	$6.61	$6.63
Class F	$2.93	$2.94
Class I	$2.43	$2.43
Class P	$4.70	$4.71
Class R2	$5.45	$5.47
Class R3	$4.95	$4.96

9

Portfolio Holdings Presented by Sector

November 30, 2014

Sector*	%**
Auto	0.45%
Basic Industry	0.68%
Consumer Cyclical	2.56%
Consumer Discretionary	0.37%
Consumer Services	1.08%
Consumer Staples	0.82%
Energy	4.10%
Financials	26.61%
Foreign Government	3.15%
Health Care	1.50%
Integrated Oils	1.41%
Sector*	%**
Materials & Processing	1.89%
Municipal	0.92%
Producer Durables	0.94%
Technology	1.21%
Telecommunications	1.35%
Transportation	0.48%
U.S. Government	41.46%
Utilities	1.89%
Repurchase Agreement	7.13%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

10

Schedule of Investments

CORE FIXED INCOME FUND November 30, 2014

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 115.22%

ASSET-BACKED SECURITIES 19.56%

Automobiles 6.86%
Ally Auto Receivables Trust 2012-1 A3	0.93%	2/16/2016	$222	$222,553
Ally Auto Receivables Trust 2012-2 A3	0.74%	4/15/2016	904	903,978
Ally Auto Receivables Trust 2012-5 A3	0.62%	3/15/2017	747	747,165
Ally Auto Receivables Trust 2013-1 A3	0.63%	5/15/2017	3,339	3,342,169
Ally Auto Receivables Trust 2013-2 A2A	0.54%	7/15/2016	1,392	1,392,711
Ally Auto Receivables Trust 2013-SN1 A3	0.72%	5/20/2016	1,934	1,935,130
Ally Auto Receivables Trust 2014-1 A2	0.48%	2/15/2017	4,370	4,368,337
Ally Auto Receivables Trust 2014-2 A3	1.25%	4/15/2019	3,765	3,781,139
AmeriCredit Automobile Receivables Trust 2012-2 A3	1.05%	10/11/2016	262	262,275
AmeriCredit Automobile Receivables Trust 2012-4 A3	0.67%	6/8/2017	2,364	2,364,928
AmeriCredit Automobile Receivables Trust 2013-1 A3	0.61%	10/10/2017	2,772	2,773,172
AmeriCredit Automobile Receivables Trust 2013-2 A3	0.65%	12/8/2017	1,285	1,285,662
AmeriCredit Automobile Receivables Trust 2013-3 A2	0.68%	10/11/2016	838	837,787
AmeriCredit Automobile Receivables Trust 2013-4 A2	0.74%	11/8/2016	497	496,774
AmeriCredit Automobile Receivables Trust 2013-5 A2A	0.65%	3/8/2017	827	827,211
BMW Vehicle Lease Trust 2013-1 A4	0.66%	6/20/2016	2,570	2,572,146
California Republic Auto Receivables Trust 2014-2 A2	0.54%	3/15/2017	2,795	2,795,576
Capital Auto Receivables Asset Trust 2013-1 A2	0.62%	7/20/2016	1,092	1,092,090
Capital Auto Receivables Asset Trust 2013-2 A2	0.92%	9/20/2016	2,410	2,413,210
CarFinance Capital Auto Trust 2014-1A A†	1.46%	12/17/2018	426	427,220
CarMax Auto Owner Trust 2012-2 A3	0.84%	3/15/2017	1,892	1,894,658
CarMax Auto Owner Trust 2013-2 A3	0.64%	1/16/2018	680	680,390
CarMax Auto Owner Trust 2013-4 A2	0.52%	11/15/2016	1,902	1,902,426
Fifth Third Auto Trust 2014-3 A3	0.96%	3/15/2019	2,900	2,899,463
Ford Credit Auto Owner Trust 2012-D A3	0.51%	4/15/2017	1,014	1,014,602
Ford Credit Auto Owner Trust 2013-D A2	0.45%	8/15/2016	755	754,751
GM Financial Automobile Leasing Trust 2014-2A A3†	1.22%	1/22/2018	2,020	2,027,624
Honda Auto Receivables Owner Trust 2012-1 A3	0.77%	1/15/2016	497	497,399

See Notes to Financial Statements.	11

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2014

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
Honda Auto Receivables Owner Trust 2013-2 A3	0.53%		2/16/2017	$1,775	$1,775,690
Honda Auto Receivables Owner Trust 2013-4 A3	0.69%		9/18/2017	3,133	3,136,642
Hyundai Auto Lease Securitization Trust 2013-A A3†	0.66%		6/15/2016	3,141	3,143,308
Hyundai Auto Lease Securitization Trust 2013-B A2†	0.75%		3/15/2016	936	936,838
Hyundai Auto Lease Securitization Trust 2014-A A2†	0.52%		7/15/2016	4,826	4,828,269
Hyundai Auto Receivables Trust 2013-A A3	0.56%		7/17/2017	2,127	2,128,098
Hyundai Auto Receivables Trust 2013-C A2	0.57%		6/15/2016	1,554	1,554,608
M&T Bank Auto Receivables Trust 2013-1A A2†	0.66%		2/16/2016	1,544	1,543,660
Mercedes-Benz Auto Lease Trust 2013-A A3	0.59%		2/15/2016	3,105	3,104,993
Mercedes-Benz Auto Lease Trust 2013-B A2	0.53%		9/15/2015	1,553	1,553,171
Mercedes-Benz Auto Lease Trust 2013-B A3	0.62%		7/15/2016	805	805,633
Nissan Auto Lease Trust 2012-B A3	0.58%		11/16/2015	1,003	1,002,886
Nissan Auto Lease Trust 2013-A A3	0.61%		4/15/2016	1,695	1,696,059
Nissan Auto Receivables Owner Trust 2013-A A3	0.50%		5/15/2017	988	988,796
Porsche Innovative Lease Owner Trust 2014-1 A3†	1.03%		11/20/2017	4,720	4,735,555
Santander Drive Auto Receivables Trust 2013-3 A2	0.55%		9/15/2016	15	15,437
Santander Drive Auto Receivables Trust 2013-4 A2	0.89%		9/15/2016	91	90,988
Santander Drive Auto Receivables Trust 2013-4 A3	1.11%		12/15/2017	2,050	2,055,141
Santander Drive Auto Receivables Trust 2014-1 A2A	0.66%		6/15/2017	1,008	1,008,283
Toyota Auto Receivables Owner Trust 2013-B A2	0.48%		2/15/2016	743	742,686
Volkswagen Auto Loan Enhanced Trust 2012-2 A3	0.46%		1/20/2017	628	628,453
World Omni Auto Receivables Trust 2013-B A2	0.48%		11/15/2016	1,374	1,374,018
World Omni Automobile Lease Securitization Trust 2013-A A2A	0.73%		5/16/2016	442	442,669
World Omni Automobile Lease Securitization Trust 2014-A A3	1.16%		9/15/2017	1,195	1,202,190
Total					87,006,617

Credit Cards 6.85%
American Express Credit Account Master Trust 2005-2 A	0.255%	#	10/16/2017	3,850	3,848,739
American Express Credit Account Master Trust 2012-2 A	0.68%		3/15/2018	3,210	3,214,600
American Express Credit Account Master Trust 2014-3 A	1.49%		4/15/2020	1,990	2,002,188
Bank of America Credit Card Trust 2014-A3 A	0.445%	#	1/15/2020	2,250	2,251,655
Barclays Dryrock Issuance Trust 2012-2 A	0.64%		8/15/2018	1,350	1,350,868
Capital One Multi-Asset Execution Trust 2014-A2	1.26%		1/15/2020	2,210	2,219,836
Chase Issuance Trust 2012-A3	0.79%		6/15/2017	5,400	5,410,122

12	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2014

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Credit Cards (continued)
Chase Issuance Trust 2012-A5	0.59%		8/15/2017	$5,125	$5,129,264
Chase Issuance Trust 2012-A8	0.54%		10/16/2017	1,450	1,450,374
Chase Issuance Trust 2013-A5 A	0.47%		5/15/2017	6,850	6,850,421
Chase Issuance Trust 2013-A8	1.01%		10/15/2018	1,850	1,856,713
Citibank Credit Card Issuance Trust 2003-A7	4.15%		7/7/2017	3,066	3,135,108
Citibank Credit Card Issuance Trust 2004-A8	4.90%		12/12/2016	3,500	3,505,234
Citibank Credit Card Issuance Trust 2005-A2	4.85%		3/10/2017	3,665	3,711,051
Citibank Credit Card Issuance Trust 2012-A1	0.55%		10/10/2017	5,140	5,143,105
Citibank Credit Card Issuance Trust 2013-A6	1.32%		9/7/2018	2,955	2,980,911
Discover Card Execution Note Trust 2012-A1	0.81%		8/15/2017	4,550	4,554,229
Discover Card Execution Note Trust 2012-B3	0.605%	#	5/15/2018	1,650	1,652,411
Discover Card Master Trust 2012-A3 A	0.86%		11/15/2017	8,250	8,268,010
Synchrony Credit Card Master Note Trust 2010-1 A	3.69%		3/15/2018	3,500	3,533,505
Synchrony Credit Card Master Note Trust 2011-2 A	0.635%	#	5/15/2019	3,205	3,208,841
Synchrony Credit Card Master Note Trust 2012-1 A	1.03%		1/15/2018	3,780	3,782,869
Synchrony Credit Card Master Note Trust 2012-5 A	0.95%		6/15/2018	5,400	5,411,791
World Financial Network Credit Card Master Trust 2014-A	0.535%	#	12/15/2019	2,410	2,411,580
Total					86,883,425
Other 5.85%
Ares IIIR/IVR CLO Ltd. 2007-3RA A2†	0.449%	#	4/16/2021	1,456	1,439,491
Avenue CLO VI Ltd. 2007-6A A2†	0.578%	#	7/17/2019	1,250	1,238,823
Avery Point IV CLO Ltd. 2014-1A A†	1.754%	#	4/25/2026	2,500	2,499,963
BlueMountain CLO Ltd. 2014-3A A1†	1.48%	#	10/15/2026	1,900	1,897,599
Carlyle Global Market Strategies CLO Ltd. 2014-4A A1†	1.733%	#	10/15/2026	2,000	1,999,631
Carlyle Global Market Strategies CLO Ltd. 2014-4A B†	2.683%	#	10/15/2026	1,850	1,860,891
Cent CDO XI Ltd. 2006-11A A1†	0.493%	#	4/25/2019	1,550	1,537,224
CIFC Funding II Ltd. 2014-2A A1L†	1.713%	#	5/24/2026	1,300	1,298,519
Dryden XXIII Senior Loan Fund 2012-23RA A1R†	1.481%	#	7/17/2023	3,500	3,471,631
Fairway Loan Funding Co. 2006-1A A3L†	0.888%	#	10/17/2018	1,600	1,590,672
Fore CLO Ltd. 2007-1A A2†	0.681%	#	7/20/2019	850	843,963
Fraser Sullivan CLO II Ltd. 2006-2A A2†	0.533%	#	12/20/2020	1,500	1,492,136
Galaxy XVIII CLO Ltd. 2014-18A A†	1.704%	#	10/15/2026	3,500	3,494,504
Gleneagles CLO Ltd. 2005-1A B†	0.782%	#	11/1/2017	600	590,773
Harch CLO III Ltd. 2007-1A B†	0.633%	#	4/17/2020	750	738,373

See Notes to Financial Statements.	13

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2014

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Other (continued)
HLSS Servicer Advance Receivables Backed Notes 2013-T2 B2†	1.495%		5/16/2044	$1,000	$999,335
HLSS Servicer Advance Receivables Backed Notes 2013-T2 C2†	1.843%		5/16/2044	1,100	1,099,488
HLSS Servicer Advance Receivables Backed Notes 2013-T3 A3†	1.793%		5/15/2046	1,500	1,465,142
HLSS Servicer Advance Receivables Backed Notes 2013-T5 AT5†	1.979%		8/15/2046	2,000	1,988,056
HLSS Servicer Advance Receivables Backed Notes 2013-T7 AT7†	1.981%		11/15/2046	1,500	1,485,519
HLSS Servicer Advance Receivables Backed Notes 2013-T7 BT7†	2.229%		11/15/2046	3,500	3,507,168
HLSS Servicer Advance Receivables Trust 2012-T2 A2†	1.99%		10/15/2045	590	589,755
HLSS Servicer Advance Receivables Trust 2012-T2 B2†	2.48%		10/15/2045	865	871,632
HLSS Servicer Advance Receivables Trust 2012-T2 D2†	4.94%		10/15/2045	360	365,928
HLSS Servicer Advance Receivables Trust 2013-T1 A2†	1.495%		1/16/2046	580	576,109
HLSS Servicer Advance Receivables Trust 2013-T1 B2†	1.744%		1/16/2046	1,850	1,852,747
HLSS Servicer Advance Receivables Trust 2013-T1 B3†	2.734%		1/15/2048	1,150	1,152,797
HLSS Servicer Advance Receivables Trust 2014-T1 AT1†	1.244%		1/17/2045	1,565	1,563,768
HLSS Servicer Advance Receivables Trust 2014-T1 CT1†	1.79%		1/17/2045	1,575	1,575,016
JFIN Revolver CLO Ltd. 2013-1A A†	1.481%	#	1/20/2021	2,250	2,246,714
JFIN Revolver CLO Ltd. 2014-2A A2†	1.534%	#	2/20/2022	850	843,644
KKR Financial CLO Ltd. 2006-1A C†	1.183%	#	8/25/2018	1,750	1,717,615
KKR Financial CLO Ltd. 2007-1A A†	0.582%	#	5/15/2021	1,875	1,852,679
KKR Financial CLO Ltd. 2007-1A B†	0.982%	#	5/15/2021	1,250	1,216,986
Nationstar Mortgage Advance Receivables Trust 2013-T3A A3†	2.438%		6/20/2048	1,600	1,584,151
New Residential Advance Receivables Trust Advance Receivables Backed 2014-T2 AT2†	2.377%		3/15/2047	950	951,302
Oaktree CLO Ltd. 2014-2A A1A†	1.735%	#	10/20/2026	3,000	3,000,000
Oaktree CLO Ltd. 2014-2A A2A†	2.335%	#	10/20/2026	2,000	1,950,800
Octagon Investment Partners XIX Ltd. 2014-1A A†	1.751%	#	4/15/2026	3,000	2,999,942
Octagon Loan Funding Ltd. 2014-1A A1†	1.646%	#	11/18/2026	1,275	1,271,439

14	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2014

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Other (continued)
SLM Private Education Loan Trust 2010-A 2A†	3.405%	#	5/16/2044	$1,701	$1,802,249
SLM Private Education Loan Trust 2011-B A1†	1.005%	#	12/16/2024	377	378,597
SLM Private Education Loan Trust 2012-C A1†	1.255%	#	8/15/2023	1,012	1,017,475
Stone Tower CLO VI Ltd. 2007-6A A2B†	0.548%	#	4/17/2021	1,750	1,699,774
Venture VIII CDO Ltd. 2007-8A A1A†	0.512%	#	7/22/2021	1,241	1,227,474
Venture XVIII CLO Ltd. 2014-18A A†	1.737%	#	10/15/2026	2,000	1,994,710
Westchester CLO Ltd. 2007-1A A1A†	0.457%	#	8/1/2022	1,351	1,340,727
Total					74,182,931
Total Asset-Backed Securities (cost $248,165,786)					248,072,973

CORPORATE BONDS 26.31%

Automotive 0.35%
Ford Motor Co.	6.375%		2/1/2029	697	845,940
Ford Motor Co.	6.625%		10/1/2028	1,311	1,612,400
Ford Motor Co.	7.45%		7/16/2031	670	906,802
Kia Motors Corp. (South Korea)†(a)	3.625%		6/14/2016	1,000	1,032,525
Total					4,397,667

Banks: Money Center 0.12%
BBVA Banco Continental SA (Peru)†(a)	5.25%		9/22/2029	700	716,100
Export-Import Bank of Korea (South Korea)(a)	3.75%		10/20/2016	650	683,449
Zions Bancorporation	4.50%		6/13/2023	121	127,853
Total					1,527,402

Banks: Regional 3.49%
Banco Bradesco SA†	5.75%		3/1/2022	2,900	3,037,750
Banco Inbursa SA Institucion de Banca Multiple (Mexico)†(a)	4.125%		6/6/2024	700	687,400
Citigroup, Inc.	5.50%		9/13/2025	5,837	6,538,024
Goldman Sachs Group, Inc. (The)	5.75%		1/24/2022	2,825	3,273,966
Goldman Sachs Group, Inc. (The)	5.95%		1/15/2027	2,911	3,367,101
HBOS plc (United Kingdom)†(a)	6.00%		11/1/2033	1,143	1,311,151
JPMorgan Chase & Co.	3.875%		9/10/2024	6,901	6,980,845
Lloyds Bank plc (United Kingdom)†(a)	6.50%		9/14/2020	3,455	4,027,048
Macquarie Bank Ltd. (Australia)†(a)	6.625%		4/7/2021	2,231	2,590,202
Morgan Stanley	4.10%		5/22/2023	418	426,482
Morgan Stanley	4.35%		9/8/2026	2,281	2,315,820
Morgan Stanley	5.00%		11/24/2025	2,610	2,806,637
Morgan Stanley	6.00%		4/28/2015	1,100	1,124,543

See Notes to Financial Statements.	15

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Banks: Regional (continued)
Wells Fargo & Co.	3.45%	2/13/2023	$5,741	$5,773,959
Total				44,260,928

Beverages 0.03%
Corporacion Lindley SA (Peru)†(a)	4.625%	4/12/2023	354	346,177

Biotechnology Research & Production 0.32%
Amgen, Inc.	6.40%	2/1/2039	3,253	4,099,421

Broadcasting 0.07%
Cox Communications, Inc.†	8.375%	3/1/2039	625	902,374

Brokers 0.65%
Jefferies Group LLC	6.875%	4/15/2021	3,425	3,993,002
Raymond James Financial, Inc.	8.60%	8/15/2019	3,380	4,247,406
Total				8,240,408

Building Materials 0.02%
Owens Corning	9.00%	6/15/2019	199	243,017

Business Services 0.24%
Expedia, Inc.	4.50%	8/15/2024	3,000	3,054,468

Cable Services 0.39%
Time Warner Cable, Inc.	6.55%	5/1/2037	2,383	3,038,859
Time Warner Cable, Inc.	7.30%	7/1/2038	1,445	1,960,741
Total				4,999,600

Chemicals 0.68%
Albemarle Corp.	4.15%	12/1/2024	1,100	1,124,038
Alfa SAB de CV (Mexico)†(a)	5.25%	3/25/2024	900	956,250
Methanex Corp. (Canada)(a)	5.25%	3/1/2022	1,157	1,265,848
Mexichem SAB de CV (Mexico)†(a)	4.875%	9/19/2022	550	574,475
Montell Finance Co. BV (Netherlands)†(a)	8.10%	3/15/2027	2,300	3,095,743
NewMarket Corp.	4.10%	12/15/2022	1,532	1,565,978
Total				8,582,332

Communications Technology 0.25%
Motorola Solutions, Inc.	4.00%	9/1/2024	3,152	3,148,331

Construction/Homebuilding 0.13%
Odebrecht Finance Ltd.†	5.25%	6/27/2029	800	728,000
Odebrecht Finance Ltd.†	7.125%	6/26/2042	1,030	975,925
Total				1,703,925

16	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Consumer Products 0.17%
Tupperware Brands Corp.	4.75%	6/1/2021	$1,998	$2,152,905

Data Product, Equipment & Communications 0.10%
Fidelity National Information Services, Inc.	5.00%	3/15/2022	1,250	1,322,631

Diversified 0.07%
Hutchison Whampoa International 14 Ltd. (Hong Kong)†(a)	3.625%	10/31/2024	830	831,419

Drugs 0.21%
Actavis Funding SCS (Luxembourg)(a)	3.85%	6/15/2024	2,688	2,681,858

Electric: Power 0.83%
CEZ AS (Czech Republic)†(a)	4.25%	4/3/2022	750	800,065
Duquesne Light Holdings, Inc.†	6.40%	9/15/2020	1,944	2,292,818
E.CL SA (Chile)†(a)	4.50%	1/29/2025	960	979,006
Empresas Publicas de Medellin ESP (Colombia)†(a)	7.625%	7/29/2019	1,400	1,675,800
Entergy Corp.	5.125%	9/15/2020	2,363	2,592,605
Texas-New Mexico Power Co.†	9.50%	4/1/2019	1,650	2,121,753
Total				10,462,047

Electronics 0.14%
PerkinElmer, Inc.	5.00%	11/15/2021	1,564	1,710,977

Electronics: Semi-Conductors/Components 0.21%
KLA-Tencor Corp.	4.65%	11/1/2024	2,600	2,653,058

Energy Equipment & Services 0.70%
Alta Wind Holdings LLC†	7.00%	6/30/2035	1,017	1,168,065
Energy Transfer Partners LP	6.625%	10/15/2036	960	1,110,638
Energy Transfer Partners LP	7.50%	7/1/2038	1,013	1,251,830
Energy Transfer Partners LP	9.00%	4/15/2019	1,865	2,351,153
IFM US Colonial Pipeline 2 LLC†	6.45%	5/1/2021	2,710	2,949,857
Total				8,831,543

Engineering & Contracting Services 0.14%
China Railway Resources Huitung Ltd. (Hong Kong)(a)	3.85%	2/5/2023	1,800	1,826,582

Financial Services 2.73%
Air Lease Corp.	3.875%	4/1/2021	1,000	1,008,750
Air Lease Corp.	4.25%	9/15/2024	1,275	1,279,781
Air Lease Corp.	4.75%	3/1/2020	1,500	1,608,750

See Notes to Financial Statements.	17

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Financial Services (continued)
Bank of America Corp.	4.20%	8/26/2024	$5,350	$5,466,138
Bank of America Corp.	4.25%	10/22/2026	1,950	1,964,654
Bank of America Corp.	5.875%	1/5/2021	2,095	2,437,512
Dun & Bradstreet Corp. (The)	4.375%	12/1/2022	2,216	2,313,158
General Electric Capital Corp.	6.75%	3/15/2032	4,336	5,830,442
Lender Processing Services, Inc.	5.75%	4/15/2023	3,456	3,694,118
Rio Oil Finance Trust Series 2014-1†	6.25%	7/6/2024	800	813,175
Santander UK plc (United Kingdom)(a)	7.95%	10/26/2029	2,615	3,363,544
Scottrade Financial Services, Inc.†	6.125%	7/11/2021	2,177	2,292,283
SUAM Finance BV (Curacao)†(a)	4.875%	4/17/2024	1,748	1,786,806
Western Union Co. (The)	3.35%	5/22/2019	780	804,477
Total				34,663,588

Financial: Miscellaneous 0.38%
Moody’s Corp.	4.50%	9/1/2022	1,350	1,452,245
Moody’s Corp.	5.50%	9/1/2020	1,550	1,781,995
NASDAQ OMX Group, Inc. (The)	5.55%	1/15/2020	1,450	1,613,461
Total				4,847,701

Food 0.05%
Flowers Foods, Inc.	4.375%	4/1/2022	625	673,342

Food/Beverage 0.03%
Sigma Alimentos SA de CV (Mexico)†(a)	6.875%	12/16/2019	313	364,958

Health Care Products 0.40%
Forest Laboratories, Inc.†	4.375%	2/1/2019	3,765	4,008,987
Gilead Sciences, Inc.	3.50%	2/1/2025	1,000	1,032,225
Total				5,041,212

Health Care Services 0.42%
Dignity Health	3.125%	11/1/2022	600	588,736
Omega Healthcare Investors, Inc.	4.95%	4/1/2024	607	624,907
Omega Healthcare Investors, Inc.	5.875%	3/15/2024	2,533	2,722,975
Senior Housing Properties Trust	6.75%	12/15/2021	1,250	1,444,442
Total				5,381,060

Industrial Products 0.04%
KOC Holding AS (Turkey)†(a)	3.50%	4/24/2020	500	485,625

18	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2014

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Insurance 0.60%
Teachers Insurance & Annuity Association of America†	4.90%	9/15/2044	$4,782	$5,131,908
TIAA Asset Management Finance Co. LLC†	2.95%	11/1/2019	554	558,374
Willis North America, Inc.	7.00%	9/29/2019	1,675	1,956,720
Total				7,647,002

Investment Management Companies 0.05%
Grupo Aval Ltd.†	4.75%	9/26/2022	600	598,500

Leasing 0.44%
Aviation Capital Group Corp.†	6.75%	4/6/2021	1,314	1,504,530
Aviation Capital Group Corp.†	7.125%	10/15/2020	3,494	4,033,285
Total				5,537,815

Leisure 0.12%
Carnival plc (United Kingdom)(a)	7.875%	6/1/2027	1,230	1,575,960

Lodging 0.60%
Host Hotels & Resorts LP	5.25%	3/15/2022	3,740	4,110,941
Hyatt Hotels Corp.†	6.875%	8/15/2019	1,554	1,801,799
Starwood Hotels & Resorts Worldwide, Inc.	4.50%	10/1/2034	1,750	1,750,161
Total				7,662,901

Machinery: Agricultural 0.69%
Lorillard Tobacco Co.	6.875%	5/1/2020	1,184	1,408,514
Lorillard Tobacco Co.	8.125%	6/23/2019	1,568	1,924,886
Lorillard Tobacco Co.	8.125%	5/1/2040	1,550	2,156,389
Viterra, Inc. (Canada)†(a)	5.95%	8/1/2020	2,950	3,321,880
Total				8,811,669

Manufacturing 0.26%
Hillenbrand, Inc.	5.50%	7/15/2020	2,375	2,605,641
Trinity Industries, Inc.	4.55%	10/1/2024	671	662,129
Total				3,267,770

Media 1.04%
21st Century Fox America, Inc.	6.20%	12/15/2034	1,268	1,610,475
21st Century Fox America, Inc.	6.90%	8/15/2039	1,177	1,597,968
Discovery Communications LLC	6.35%	6/1/2040	1,050	1,271,379
Globo Comunicacao e Participacoes SA (Brazil)†(a)	4.875%	4/11/2022	3,809	3,951,838
Globo Comunicacao e Participacoes SA (Brazil) (7.25% after 5/11/2017)†~(a)	5.307%	5/11/2022	1,855	1,975,575

See Notes to Financial Statements.	19

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2014

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Media (continued)
Interpublic Group of Cos., Inc. (The)	4.00%	3/15/2022	$776	$794,759
Time Warner, Inc.	7.625%	4/15/2031	1,485	2,046,118
Total				13,248,112

Metals & Minerals: Miscellaneous 0.23%
Barrick Gold Corp. (Canada)(a)	4.10%	5/1/2023	2,105	2,062,563
Goldcorp, Inc. (Canada)(a)	5.45%	6/9/2044	831	831,763
Total				2,894,326

Natural Gas 0.42%
Fermaca Enterprises S de RL de CV (Mexico)†(a)	6.375%	3/30/2038	1,800	1,894,500
GNL Quintero SA (Chile)†(a)	4.634%	7/31/2029	450	462,994
SourceGas LLC†	5.90%	4/1/2017	886	958,939
Tennessee Gas Pipeline Co.	8.375%	6/15/2032	1,000	1,336,884
Transportadora de Gas del Peru SA (Peru)†(a)	4.25%	4/30/2028	700	679,700
Total				5,333,017

Oil 0.54%
Canadian Oil Sands Ltd. (Canada)†(a)	7.75%	5/15/2019	1,323	1,589,866
Delek & Avner Tamar Bond Ltd. (Israel)†(a)	5.082%	12/30/2023	370	382,033
KazMunayGas National Co. JSC (Kazakhstan)†(a)	4.875%	5/7/2025	250	243,750
LUKOIL International Finance BV (Netherlands)†(a)	6.656%	6/7/2022	250	243,750
Petroleos Mexicanos (Mexico)†(a)	4.25%	1/15/2025	300	304,200
Petroleum Co. of Trinidad & Tobago Ltd. (Trinidad/Tobago)†(a)	9.75%	8/14/2019	350	435,225
Plains All American Pipeline LP/PAA Finance Corp.	3.60%	11/1/2024	2,315	2,317,884
Valero Energy Corp.	10.50%	3/15/2039	830	1,346,546
Total				6,863,254

Oil: Crude Producers 1.04%
Enbridge Energy Partners LP	9.875%	3/1/2019	2,000	2,585,510
Enterprise Products Operating LLC	7.55%	4/15/2038	1,325	1,807,128
Kerr-McGee Corp.	7.125%	10/15/2027	925	1,177,009
Kerr-McGee Corp.	7.875%	9/15/2031	945	1,278,040
Kinder Morgan, Inc.	5.30%	12/1/2034	517	528,409
Ruby Pipeline LLC†	6.00%	4/1/2022	2,980	3,332,552
Southeast Supply Header LLC†	4.25%	6/15/2024	1,086	1,133,708
Transportadora de Gas Internacional SA ESP (Colombia)†(a)	5.70%	3/20/2022	1,250	1,334,375
Total				13,176,731

20	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2014

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil: Integrated Domestic 0.96%
El Paso Pipeline Partners Operating Co. LLC	7.50%	11/15/2040	$1,000	$1,195,270
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc.	6.75%	2/1/2022	2,064	2,309,100
Kinder Morgan Energy Partners LP	5.40%	9/1/2044	2,425	2,427,102
Kinder Morgan Energy Partners LP	7.40%	3/15/2031	1,300	1,560,380
Korea National Oil Corp. (South Korea)†(a)	2.875%	11/9/2015	1,600	1,629,786
Rowan Cos., Inc.	7.875%	8/1/2019	2,548	3,055,373
Total				12,177,011

Oil: Integrated International 1.11%
ENI SpA (Italy)†(a)	5.70%	10/1/2040	4,800	5,288,659
Petroleos Mexicanos (Mexico)(a)	5.50%	6/27/2044	1,650	1,707,750
Transocean, Inc.	6.375%	12/15/2021	3,341	3,332,721
Weatherford International Ltd.	9.875%	3/1/2039	2,613	3,735,213
Total				14,064,343

Paper & Forest Products 0.44%
Georgia-Pacific LLC	8.875%	5/15/2031	3,588	5,535,459

Real Estate Investment Trusts 0.86%
China Overseas Finance Cayman V Ltd.	3.95%	11/15/2022	2,000	1,951,532
EPR Properties	5.25%	7/15/2023	2,075	2,209,479
EPR Properties	7.75%	7/15/2020	2,543	3,089,686
Fibra Uno Trust (Mexico)†(a)	5.25%	12/15/2024	450	473,625
Healthcare Realty Trust, Inc.	5.75%	1/15/2021	1,953	2,196,566
Hospitality Properties Trust	4.65%	3/15/2024	925	956,048
Total				10,876,936

Retail 0.71%
El Puerto de Liverpool SAB de CV (Mexico)†(a)	3.95%	10/2/2024	460	454,250
Family Dollar Stores, Inc.	5.00%	2/1/2021	707	746,466
QVC, Inc.†	7.375%	10/15/2020	6,350	6,707,188
SACI Falabella (Chile)†(a)	4.375%	1/27/2025	530	525,208
Walgreens Boots Alliance, Inc.	4.80%	11/18/2044	495	522,970
Total				8,956,082

Savings & Loan 0.21%
First Niagara Financial Group, Inc.	7.25%	12/15/2021	2,388	2,715,572

See Notes to Financial Statements.	21

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2014

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Steel 0.45%
Allegheny Technologies, Inc.	6.125%	8/15/2023	$1,089	$1,089,332
Allegheny Technologies, Inc.	9.375%	6/1/2019	3,975	4,627,957
Total				5,717,289

Technology 0.19%
Alibaba Group Holding Ltd. (China)†(a)	3.60%	11/28/2024	1,500	1,503,900
Tencent Holdings Ltd. (China)†(a)	3.375%	5/2/2019	900	919,399
Total				2,423,299

Telecommunications 1.11%
ENTEL Chile SA (Chile)†(a)	4.75%	8/1/2026	1,340	1,343,850
GTE Corp.	6.94%	4/15/2028	6,318	7,913,573
MTN Mauritius Invstments Ltd. (Mauritius)†(a)	4.755%	11/11/2024	750	756,563
Turk Telekomunikasyon AS (Turkey)†(a)	4.875%	6/19/2024	3,250	3,311,490
Verizon Communications, Inc.	5.85%	9/15/2035	610	719,130
Total				14,044,606

Tobacco 0.16%
Altria Group, Inc.	9.95%	11/10/2038	1,144	1,966,887

Utilities 0.51%
Aquarion Co.†	4.00%	8/15/2024	2,500	2,492,190
Public Service Co. of New Mexico	7.95%	5/15/2018	1,092	1,302,765
Williams Cos., Inc. (The)	8.75%	3/15/2032	2,210	2,728,351
Total				6,523,306

Utilities: Electrical 0.21%
Tennessee Valley Authority	3.50%	12/15/2042	2,795	2,703,701
Total Corporate Bonds (cost $323,140,173)				333,758,104

FOREIGN GOVERNMENT OBLIGATIONS 2.16%

Bahamas 0.05%
Commonwealth of Bahamas†(a)	6.95%	11/20/2029	588	683,550

Bermuda 0.09%
Bermuda Government†	5.603%	7/20/2020	1,000	1,123,750

Brazil 0.23%
Federal Republic of Brazil(a)	4.25%	1/7/2025	1,400	1,419,250
Federal Republic of Brazil(a)	5.00%	1/27/2045	300	298,500
Federal Republic of Brazil†(a)	5.333%	2/15/2028	1,000	1,015,000

22	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2014

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Brazil (continued)
Federal Republic of Brazil(a)	5.625%	1/7/2041	$123	$134,685
Total				2,867,435

Cayman Islands 0.06%
Cayman Islands Government†	5.95%	11/24/2019	700	809,375

Colombia 0.06%
Republic of Colombia(a)	4.00%	2/26/2024	700	723,450

Indonesia 0.14%
Perusahaan Penerbit SBSN†(a)	3.30%	11/21/2022	1,350	1,302,750
Republic of Indonesia†(a)	5.875%	1/15/2024	400	462,500
Total				1,765,250

Kazakhstan 0.04%
Republic of Kazakhstan†(a)	4.875%	10/14/2044	500	473,750

Latvia 0.09%
Republic of Latvia†(a)	5.25%	6/16/2021	988	1,117,675

Lithuania 0.20%
Republic of Lithuania†(a)	7.375%	2/11/2020	2,097	2,562,261

Mexico 0.30%
United Mexican States(a)	4.00%	10/2/2023	2,080	2,189,200
United Mexican States(a)	5.55%	1/21/2045	1,350	1,562,625
Total				3,751,825

Panama 0.10%
Republic of Panama(a)	4.00%	9/22/2024	1,061	1,086,464
Republic of Panama(a)	4.30%	4/29/2053	275	250,938
Total				1,337,402

Philippines 0.30%
Republic of Philippines(a)	4.20%	1/21/2024	1,839	2,004,510
Republic of Philippines(a)	9.50%	10/21/2024	1,220	1,808,552
Total				3,813,062

Romania 0.02%
Republic of Romania†(a)	6.125%	1/22/2044	242	290,945

Russia 0.07%
Russia Eurobonds†(a)	4.875%	9/16/2023	1,000	958,110

See Notes to Financial Statements.	23

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2014

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Slovenia 0.04%
Republic of Slovenia†(a)	5.25%		2/18/2024	$471	$520,455

Trinidad And Tobago 0.02%
Republic of Trinidad & Tobago†(a)	4.375%		1/16/2024	200	217,400

Turkey 0.21%
Republic of Turkey(a)	5.75%		3/22/2024	2,337	2,638,473

Uruguay 0.14%
Republic of Uruguay(a)	4.50%		8/14/2024	1,625	1,726,562
Total Foreign Government Obligations (cost $26,817,008)					27,380,730

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 0.26%
Federal Home Loan Mortgage Corp. Q001 XA	2.39%	#	2/25/2032	13,091	2,639,800
Government National Mortgage Assoc. 2014-78 A	2.20%		4/16/2047	598	603,871
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $3,224,634)					3,243,671

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 25.14%
Federal Home Loan Mortgage Corp.	2.157%	#	6/1/2043	9,588	9,788,369
Federal Home Loan Mortgage Corp.	3.16%		7/1/2044	4,346	4,519,410
Federal Home Loan Mortgage Corp.	3.218%	#	6/1/2044	3,159	3,308,718
Federal Home Loan Mortgage Corp.	5.00%		11/1/2017 - 6/1/2026	3,839	4,132,506
Federal National Mortgage Assoc.(b)	3.00%		TBA	17,405	17,594,007
Federal National Mortgage Assoc.(b)	3.50%		TBA	62,890	65,552,997
Federal National Mortgage Assoc.(b)	4.00%		TBA	129,387	138,150,942
Federal National Mortgage Assoc. (b)	4.50%		TBA	62,690	68,000,210
Federal National Mortgage Assoc.	5.50%		9/1/2034 - 7/1/2036	6,918	7,784,858
Federal National Mortgage Assoc.	6.50%		1/1/2036	73	84,734
Total Government Sponsored Enterprises Pass-Throughs (cost $314,114,763)					318,916,751

MUNICIPAL BONDS 1.15%

Electric Revenue Bonds 0.13%
American Municipal Power, Inc.	7.834%		2/15/2041	1,100	1,644,555

Miscellaneous 0.44%
Chicago O’Hare International	6.845%		1/1/2038	350	394,135
Dallas Convention Center Hotel	7.088%		1/1/2042	1,600	2,102,528
San Diego Cnty Regl Arpt Auth	6.628%		7/1/2040	2,750	3,103,705
Total					5,600,368

24	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2014

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Power 0.16%
Municipal Elec Auth of Georgia	7.055%		4/1/2057	$1,675	$2,011,541

Toll Roads 0.28%
Metropolitan Washington Arpt	7.462%		10/1/2046	1,500	2,074,530
North Texas Tollway Auth	8.91%		2/1/2030	1,150	1,401,390
Total					3,475,920

Water/Sewer 0.14%
Chicago, IL	6.742%		11/1/2040	900	1,173,078
New York City Muni Wtr Fin Auth	6.124%		6/15/2042	465	534,206
New York City Muni Wtr Fin Auth	6.491%		6/15/2042	100	116,181
Total					1,823,465
Total Municipal Bonds (cost $13,110,606)					14,555,849

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 3.25%
Bear Stearns ALT-A Trust 2004-8 1A	0.852%	#	9/25/2034	1,961	1,911,236
Citigroup Commercial Mortgage Trust 2014-GC21 XA	1.494%	#	5/10/2047	25,025	2,284,989
Commercial Mortgage Pass-Through Certificates 2013-LC6 AM	3.282%		1/10/2046	1,165	1,179,316
Commercial Mortgage Pass-Through Certificates 2013-WWP D†	3.898%		3/10/2031	4,534	4,447,856
Commercial Mortgage Pass-Through Certificates 2014-CR19 XA	1.478%	#	8/10/2047	4,435	361,459
Commercial Mortgage Pass-Through Certificates 2014-CR20 AM	3.938%		11/10/2047	700	728,781
Commercial Mortgage Trust 2007-GG9 A2	5.381%		3/10/2039	623	626,798
Granite Master Issuer plc 2006-3 A7 (United Kingdom)(a)	0.355%	#	12/20/2054	781	775,357
Granite Master Issuer plc 2007-1 4A1 (United Kingdom)(a)	0.375%	#	12/20/2054	2,333	2,317,212
GS Mortgage Securities Corp. II 2012-GCJ9 A3	2.773%		11/10/2045	2,783	2,777,956
GS Mortgage Securities Corp. II 2012-TMSQ A†	3.007%		12/10/2030	1,100	1,083,515
JPMorgan Chase Commercial Mortgage Securities Trust 2012-C6 AS	4.117%		5/15/2045	1,200	1,291,925
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C10 AS	3.372%		12/15/2047	4,750	4,843,190
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 XA	1.445%	#	4/15/2047	4,959	298,337
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 XB	0.44%	#	4/15/2047	1,381	38,127

See Notes to Financial Statements.	25

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2014

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C25 AS	4.065%		11/15/2047	$1,200	$1,259,333
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14 A3	3.669%		2/15/2047	2,937	3,102,194
Sequoia Mortgage Trust 2012-4 A3	2.069%		9/25/2042	1,313	1,233,142
Springleaf Mortgage Loan Trust 2012-3A A†	1.57%		12/25/2059	1,400	1,402,344
Springleaf Mortgage Loan Trust 2013-1A A†	1.27%		6/25/2058	1,673	1,671,461
WF-RBS Commercial Mortgage Trust 2013-C12 AS	3.56%		3/15/2048	2,610	2,699,437
WF-RBS Commercial Mortgage Trust 2014-C20 XA	1.405%	#	5/15/2047	9,835	760,209
WF-RBS Commercial Mortgage Trust 2014-C20 XB	0.734%	#	5/15/2047	1,909	97,753
WF-RBS Commercial Mortgage Trust 2014-C23 XA	0.874%	#	10/15/2057	24,971	1,198,849
WF-RBS Commercial Mortgage Trust 2014-C23 XB	0.307%	#	10/15/2057	36,416	903,791
WF-RBS Commercial Mortgage Trust 2014-C25 AS(c)	3.984%	#	11/15/2047	900	944,070
WF-RBS Commercial Mortgage Trust 2014-C25 B(c)	4.236%	#	11/15/2047	1,000	1,043,373
Total Non-Agency Commercial Mortgage-Backed Securities (cost $40,871,706)					41,282,010

U.S. TREASURY OBLIGATIONS 37.39%
U.S. Treasury Bond	3.125%		8/15/2044	54,979	57,229,730
U.S. Treasury Note	0.25%		4/15/2016	101,045	101,116,035
U.S. Treasury Note	0.375%		3/15/2015	77,942	78,013,551
U.S. Treasury Note	0.50%		7/31/2017	50,413	50,030,970
U.S. Treasury Note	0.875%		9/15/2016	12,618	12,724,471
U.S. Treasury Note	0.875%		4/15/2017	48,502	48,755,859
U.S. Treasury Note	1.25%		11/30/2018	37,057	37,028,059
U.S. Treasury Note	1.50%		10/31/2019	89,371	89,371,000
Total U.S. Treasury Obligations (cost $471,606,445)					474,269,675
Total Long-Term Investments (cost $1,441,051,121)					1,461,479,763

SHORT-TERM INVESTMENT 8.00%

REPURCHASE AGREEMENT
Repurchase Agreement dated 11/28/2014, Zero Coupon due 12/1/2014 with Fixed Income Clearing Corp. collateralized by $97,205,000 of U.S. Treasury Note at 4.50% due 2/15/2016; value: $103,523,325; proceeds: $101,492,816 (cost $101,492,816)				101,493	101,492,816
Total Investments in Securities 123.22% (cost $1,542,543,937)					1,562,972,579
Liabilities in Excess of Cash and Other Assets (23.22%)					(294,496,624)
Net Assets 100.00%					$1,268,475,955

26	See Notes to Financial Statements.

Schedule of Investments (concluded)

CORE FIXED INCOME FUND November 30, 2014

†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2014.
~	Deferred interest debentures pay the stated rate, after which they pay a predetermined interest rate.
(a)	Foreign security traded in U.S. dollars.
(b)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.
(c)	Securities purchased on a when-issued basis (See Note 2(j)).

The following is a summary of the inputs used as of November 30, 2014 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$–	$248,072,973	$–	$248,072,973
Corporate Bonds	–	333,758,104	–	333,758,104
Foreign Government Obligations	–	27,380,730	–	27,380,730
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	3,243,671	–	3,243,671
Government Sponsored Enterprises Pass-Throughs	–	318,916,751	–	318,916,751
Municipal Bonds	–	14,555,849	–	14,555,849
Non-Agency Commercial Mortgage-Backed Securities	–	41,282,010	–	41,282,010
U.S. Treasury Obligations	–	474,269,675	–	474,269,675
Repurchase Agreement	–	101,492,816	–	101,492,816
Total	$–	$1,562,972,579	$–	$1,562,972,579

(1)	Refer to note 2(o) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no level transfers during the fiscal year ended November 30, 2014.

See Notes to Financial Statements.	27

Schedule of Investments

TOTAL RETURN FUND November 30, 2014

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 108.79%

ASSET-BACKED SECURITIES 18.25%

Automobiles 6.64%
Ally Auto Receivables Trust 2012-1 A3	0.93%	2/16/2016	$237	$237,390
Ally Auto Receivables Trust 2012-2 A3	0.74%	4/15/2016	1,001	1,001,852
Ally Auto Receivables Trust 2012-5 A3	0.62%	3/15/2017	1,655	1,655,961
Ally Auto Receivables Trust 2013-1 A3	0.63%	5/15/2017	3,839	3,842,392
Ally Auto Receivables Trust 2013-2 A2A	0.54%	7/15/2016	1,629	1,629,505
Ally Auto Receivables Trust 2013-SN1 A3	0.72%	5/20/2016	2,210	2,211,673
Ally Auto Receivables Trust 2014-1 A2	0.48%	2/15/2017	6,085	6,082,685
Ally Auto Receivables Trust 2014-2 A3	1.25%	4/15/2019	4,900	4,921,004
AmeriCredit Automobile Receivables Trust 2012-2 A3	1.05%	10/11/2016	302	301,574
AmeriCredit Automobile Receivables Trust 2012-4 A3	0.67%	6/8/2017	2,720	2,720,769
AmeriCredit Automobile Receivables Trust 2013-1 A3	0.61%	10/10/2017	6,663	6,666,028
AmeriCredit Automobile Receivables Trust 2013-2 A3	0.65%	12/8/2017	1,880	1,880,968
AmeriCredit Automobile Receivables Trust 2013-3 A2	0.68%	10/11/2016	476	475,728
AmeriCredit Automobile Receivables Trust 2013-4 A2	0.74%	11/8/2016	902	902,037
AmeriCredit Automobile Receivables Trust 2013-5 A2A	0.65%	3/8/2017	961	961,632
BMW Vehicle Lease Trust 2013-1 A4	0.66%	6/20/2016	7,050	7,055,887
California Republic Auto Receivables Trust 2014-2 A2	0.54%	3/15/2017	3,225	3,225,664
Capital Auto Receivables Asset Trust 2013-2 A2	0.92%	9/20/2016	3,357	3,361,426
CarFinance Capital Auto Trust 2014-1A A†	1.46%	12/17/2018	489	490,252
CarMax Auto Owner Trust 2012-2 A3	0.84%	3/15/2017	1,975	1,977,588
CarMax Auto Owner Trust 2013-2 A3	0.64%	1/16/2018	885	885,508
CarMax Auto Owner Trust 2013-4 A2	0.52%	11/15/2016	2,381	2,381,268
Fifth Third Auto Trust 2014-3 A3	0.96%	3/15/2019	4,045	4,044,252
Ford Credit Auto Owner Trust 2012-D A3	0.51%	4/15/2017	1,151	1,150,707
Ford Credit Auto Owner Trust 2013-D A2	0.45%	8/15/2016	843	843,418
GM Financial Automobile Leasing Trust 2014-2A A3†	1.22%	1/22/2018	2,580	2,589,738
Honda Auto Receivables Owner Trust 2012-1 A3	0.77%	1/15/2016	622	622,245

28	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2014

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
Honda Auto Receivables Owner Trust 2013-1 A3	0.48%		11/21/2016	$1,633	$1,633,265
Honda Auto Receivables Owner Trust 2013-2 A3	0.53%		2/16/2017	2,575	2,576,000
Honda Auto Receivables Owner Trust 2013-4 A3	0.69%		9/18/2017	3,792	3,796,408
Hyundai Auto Lease Securitization Trust 2013-A A3†	0.66%		6/15/2016	3,505	3,507,980
Hyundai Auto Lease Securitization Trust 2013-B A2†	0.75%		3/15/2016	2,944	2,946,360
Hyundai Auto Lease Securitization Trust 2014-A A2†	0.52%		7/15/2016	6,066	6,068,898
Hyundai Auto Receivables Trust 2013-A A3	0.56%		7/17/2017	6,830	6,835,416
Hyundai Auto Receivables Trust 2013-C A2	0.57%		6/15/2016	1,943	1,944,578
M&T Bank Auto Receivables Trust 2013-1A A2†	0.66%		2/16/2016	1,839	1,839,636
Mercedes-Benz Auto Lease Trust 2013-A A3	0.59%		2/15/2016	3,838	3,838,548
Mercedes-Benz Auto Lease Trust 2013-B A2	0.53%		9/15/2015	1,963	1,963,872
Mercedes-Benz Auto Lease Trust 2013-B A3	0.62%		7/15/2016	1,045	1,045,821
Nissan Auto Lease Trust 2012-B A3	0.58%		11/16/2015	1,192	1,191,993
Nissan Auto Receivables Owner Trust 2013-A A3	0.50%		5/15/2017	1,288	1,288,550
Porsche Innovative Lease Owner Trust 2014-1 A3†	1.03%		11/20/2017	6,145	6,165,251
Santander Drive Auto Receivables Trust 2013-1 A3	0.62%		6/15/2017	2,423	2,423,432
Santander Drive Auto Receivables Trust 2013-3 A2	0.55%		9/15/2016	22	22,409
Santander Drive Auto Receivables Trust 2013-4 A3	1.11%		12/15/2017	6,365	6,380,963
Santander Drive Auto Receivables Trust 2014-1 A2A	0.66%		6/15/2017	1,209	1,209,939
Toyota Auto Receivables Owner Trust 2013-B A2	0.48%		2/15/2016	928	927,912
Volkswagen Auto Loan Enhanced Trust 2012-2 A3	0.46%		1/20/2017	820	819,721
World Omni Auto Receivables Trust 2013-B A2	0.48%		11/15/2016	1,652	1,652,282
World Omni Automobile Lease Securitization Trust 2013-A A2A	0.73%		5/16/2016	1,203	1,204,692
World Omni Automobile Lease Securitization Trust 2014-A A3	1.16%		9/15/2017	1,525	1,534,176
Total					126,937,253

Credit Cards 6.73%
American Express Credit Account Master Trust 2005-2 A	0.255%	#	10/16/2017	5,250	5,248,281
American Express Credit Account Master Trust 2012-2 A	0.68%		3/15/2018	7,131	7,141,219
American Express Credit Account Master Trust 2014-3 A	1.49%		4/15/2020	5,935	5,971,349
Bank of America Credit Card Trust 2014-A3 A	0.445%	#	1/15/2020	2,750	2,752,023
Barclays Dryrock Issuance Trust 2012-2 A	0.64%		8/15/2018	2,250	2,251,447
Capital One Multi-Asset Execution Trust 2014-A2	1.26%		1/15/2020	2,535	2,546,282
Chase Issuance Trust 2012-A3	0.79%		6/15/2017	8,125	8,140,230

See Notes to Financial Statements.	29

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2014

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Credit Cards (continued)
Chase Issuance Trust 2012-A5	0.59%		8/15/2017	$6,350	$6,355,283
Chase Issuance Trust 2012-A8	0.54%		10/16/2017	2,810	2,810,725
Chase Issuance Trust 2013-A5 A	0.47%		5/15/2017	9,025	9,025,555
Chase Issuance Trust 2013-A8	1.01%		10/15/2018	2,575	2,584,344
Citibank Credit Card Issuance Trust 2003-A7	4.15%		7/7/2017	6,900	7,055,526
Citibank Credit Card Issuance Trust 2004-A8	4.90%		12/12/2016	3,200	3,204,786
Citibank Credit Card Issuance Trust 2005-A2	4.85%		3/10/2017	4,255	4,308,464
Citibank Credit Card Issuance Trust 2012-A1	0.55%		10/10/2017	9,340	9,345,641
Citibank Credit Card Issuance Trust 2013-A1	0.255%	#	4/24/2017	5,225	5,220,974
Citibank Credit Card Issuance Trust 2013-A6	1.32%		9/7/2018	3,360	3,389,462
Discover Card Execution Note Trust 2012-A1	0.81%		8/15/2017	5,405	5,410,024
Discover Card Execution Note Trust 2012-B3	0.605%	#	5/15/2018	2,850	2,854,165
Discover Card Master Trust 2012-A3 A	0.86%		11/15/2017	9,420	9,440,564
Synchrony Credit Card Master Note Trust 2010-1 A	3.69%		3/15/2018	6,765	6,829,761
Synchrony Credit Card Master Note Trust 2011-2 A	0.635%	#	5/15/2019	4,595	4,600,507
Synchrony Credit Card Master Note Trust 2012-1 A	1.03%		1/15/2018	1,775	1,776,347
Synchrony Credit Card Master Note Trust 2012-5 A	0.95%		6/15/2018	6,910	6,925,088
World Financial Network Credit Card Master Trust 2014-A	0.535%	#	12/15/2019	3,285	3,287,153
Total					128,475,200

Home Equity 0.25%
Home Equity Asset Trust 2006-6 2A2	0.262%	#	11/25/2036	50	50,053
Home Equity Asset Trust 2006-7 2A2	0.262%	#	1/25/2037	1,070	1,056,272
New Century Home Equity Loan Trust 2005-A A6	4.954%		8/25/2035	2,209	2,177,876
Option One Mortgage Loan Trust 2005-1 A4	0.952%	#	2/25/2035	1,454	1,429,067
Total					4,713,268

Other 4.63%
Ares IIIR/IVR CLO Ltd. 2007-3RA A2†	0.449%	#	4/16/2021	1,765	1,744,837
Avenue CLO VI Ltd. 2007-6A A2†	0.578%	#	7/17/2019	1,000	991,058
BlueMountain CLO Ltd. 2014-3A A1†	1.48%	#	10/15/2026	3,500	3,495,576
Carlyle Global Market Strategies CLO Ltd. 2014-4A A1†	1.733%	#	10/15/2026	4,000	3,999,262
Carlyle Global Market Strategies CLO Ltd. 2014-4A B†	2.683%	#	10/15/2026	2,425	2,439,276
Cedar Funding IV CLO Ltd. 2014-4A A1†	1.731%	#	10/23/2026	2,570	2,569,387
CIFC Funding II Ltd. 2014-2A A1L†	1.713%	#	5/24/2026	1,500	1,498,291
Dryden XXIII Senior Loan Fund 2012-23RA A1R†	1.481%	#	7/17/2023	2,000	1,983,789

30	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2014

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Other (continued)
Fairway Loan Funding Co. 2006-1A A3L†	0.888%	#	10/17/2018	$2,000	$1,988,340
Fore CLO Ltd. 2007-1A A2†	0.681%	#	7/20/2019	1,150	1,141,833
Fraser Sullivan CLO II Ltd. 2006-2A A2†	0.533%	#	12/20/2020	1,500	1,492,136
Galaxy XVIII CLO Ltd. 2014-18A A†	1.704%	#	10/15/2026	6,000	5,990,579
Harch CLO III Ltd. 2007-1A B†	0.633%	#	4/17/2020	1,000	984,497
HLSS Servicer Advance Receivables Backed Notes 2013-T2 A2†	1.147%		5/16/2044	1,500	1,495,205
HLSS Servicer Advance Receivables Backed Notes 2013-T2 D2†	2.388%		5/16/2044	1,750	1,749,186
HLSS Servicer Advance Receivables Backed Notes 2013-T3 B3†	2.14%		5/15/2046	1,500	1,488,875
HLSS Servicer Advance Receivables Backed Notes 2013-T7 AT7†	1.981%		11/15/2046	1,300	1,287,450
HLSS Servicer Advance Receivables Backed Notes 2013-T7 CT7†	2.526%		11/15/2046	1,825	1,823,078
HLSS Servicer Advance Receivables Trust 2012-T2 A2†	1.99%		10/15/2045	3,350	3,348,608
HLSS Servicer Advance Receivables Trust 2012-T2 B2†	2.48%		10/15/2045	1,090	1,098,357
HLSS Servicer Advance Receivables Trust 2013-T1 A2†	1.495%		1/16/2046	2,425	2,408,731
HLSS Servicer Advance Receivables Trust 2013-T1 B3†	2.734%		1/15/2048	1,250	1,253,040
HLSS Servicer Advance Receivables Trust 2014-T1 AT1†	1.244%		1/17/2045	2,195	2,193,273
HLSS Servicer Advance Receivables Trust 2014-T1 CT1†	1.79%		1/17/2045	1,900	1,900,019
JFIN Revolver CLO Ltd. 2013-1A A†	1.481%	#	1/20/2021	2,750	2,745,983
JFIN Revolver CLO Ltd. 2014-2A A2†	1.534%	#	2/20/2022	4,000	3,970,091
KKR Financial CLO Ltd. 2006-1A C†	1.183%	#	8/25/2018	750	736,121
KKR Financial CLO Ltd. 2007-1A A†	0.582%	#	5/15/2021	2,250	2,223,215
KKR Financial CLO Ltd. 2007-1A B†	0.982%	#	5/15/2021	1,000	973,589
Morgan Stanley Capital I, Inc. 2006-HE1 A3	0.332%	#	1/25/2036	394	391,886
Nationstar Mortgage Advance Receivables Trust 2013-T3A A3†	2.438%		6/20/2048	2,150	2,128,703
New Residential Advance Receivables Trust Advance Receivables Backed 2014-T2 AT2†	2.377%		3/15/2047	1,100	1,101,507
Oaktree CLO Ltd. 2014-2A A1A†	1.735%	#	10/20/2026	4,000	4,000,000
Oaktree CLO Ltd. 2014-2A A2A†	2.335%	#	10/20/2026	3,000	2,926,200
Octagon Investment Partners XIX Ltd. 2014-1A A†	1.751%	#	4/15/2026	2,250	2,249,957

See Notes to Financial Statements.	31

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2014

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Other (continued)
OZLM VIII Ltd. 2014-8A A1A†	1.715%	#	10/17/2026	$3,010	$3,000,752
SLM Private Education Loan Trust 2010-A 2A†	3.405%	#	5/16/2044	2,900	3,071,986
SLM Private Education Loan Trust 2012-C A1†	1.255%	#	8/15/2023	1,622	1,630,747
Stone Tower CLO VI Ltd. 2007-6A A2B†	0.548%	#	4/17/2021	1,500	1,456,950
Venture VIII CDO Ltd. 2007-8A A1A†	0.512%	#	7/22/2021	1,490	1,472,969
Venture XVIII CLO Ltd. 2014-18A A†	1.737%	#	10/15/2026	2,250	2,244,048
Westchester CLO Ltd. 2007-1A A1A†	0.457%	#	8/1/2022	1,737	1,723,792
Total					88,413,179
Total Asset-Backed Securities (cost $348,354,462)					348,538,900

CORPORATE BONDS 34.51%

Apparel 0.14%
PVH Corp.	7.75%		11/15/2023	2,213	2,710,679

Auto Parts: Original Equipment 0.21%
Hertz Corp. (The)	6.25%		10/15/2022	1,500	1,526,250
Hertz Corp. (The)	7.375%		1/15/2021	969	1,027,140
International Automotive Components Group SA (Luxembourg)†(a)	9.125%		6/1/2018	1,446	1,536,375
Total					4,089,765

Automotive 0.27%
Ford Motor Co.	6.375%		2/1/2029	1,489	1,807,180
Ford Motor Co.	6.625%		10/1/2028	1,679	2,065,004
Ford Motor Co.	7.45%		7/16/2031	1,008	1,364,263
Total					5,236,447

Banks: Money Center 0.07%
BBVA Banco Continental SA (Peru)†(a)	5.25%		9/22/2029	1,100	1,125,300
Zions Bancorporation	4.50%		6/13/2023	149	157,439
Total					1,282,739

Banks: Regional 3.37%
Banco Bradesco SA†	5.75%		3/1/2022	600	628,500
Banco Inbursa SA Institucion de Banca Multiple (Mexico)†(a)	4.125%		6/6/2024	850	834,700
Citigroup, Inc.	5.50%		9/13/2025	7,549	8,455,635
Goldman Sachs Group, Inc. (The)	5.75%		1/24/2022	6,775	7,851,724
Goldman Sachs Group, Inc. (The)	5.95%		1/15/2027	2,752	3,183,189
HBOS plc (United Kingdom)†(a)	6.00%		11/1/2033	2,450	2,810,429

32	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Banks: Regional (continued)
Itau Unibanco Holding SA†	5.50%	8/6/2022	$600	$612,900
JPMorgan Chase & Co.	3.875%	9/10/2024	11,645	11,779,733
Lloyds Bank plc (United Kingdom)†(a)	6.50%	9/14/2020	3,708	4,321,937
Macquarie Bank Ltd. (Australia)†(a)	6.625%	4/7/2021	3,025	3,512,040
Morgan Stanley	4.10%	5/22/2023	631	643,803
Morgan Stanley	4.35%	9/8/2026	4,250	4,314,876
Morgan Stanley	5.00%	11/24/2025	2,850	3,064,719
Morgan Stanley	6.00%	4/28/2015	2,150	2,197,971
PKO Finance AB (Sweden)†(a)	4.63%	9/26/2022	1,000	1,058,750
Wells Fargo & Co.	3.45%	2/13/2023	9,051	9,102,962
Total				64,373,868

Beverages 0.26%
Central American Bottling Corp. (Guatemala)†(a)	6.75%	2/9/2022	4,671	4,965,273

Biotechnology Research & Production 0.35%
Amgen, Inc.	6.40%	2/1/2039	5,300	6,679,044

Broadcasting 0.08%
Cox Communications, Inc.†	8.375%	3/1/2039	1,100	1,588,179

Brokers 0.53%
Jefferies Group LLC	6.875%	4/15/2021	4,461	5,200,812
Raymond James Financial, Inc.	8.60%	8/15/2019	3,950	4,963,685
Total				10,164,497

Building Materials 0.10%
Cimento Tupi SA (Brazil)†(a)	9.75%	5/11/2018	500	480,000
Elementia SAB de CV (Mexico)†(a)	5.50%	1/15/2025	950	956,175
Owens Corning	9.00%	6/15/2019	319	389,560
Votorantim Cimentos SA (Brazil)†(a)	7.25%	4/5/2041	100	103,000
Total				1,928,735

Business Services 0.33%
Expedia, Inc.	4.50%	8/15/2024	4,926	5,015,436
Expedia, Inc.	5.95%	8/15/2020	847	955,366
Jaguar Holding Co. I PIK†	9.375%	10/15/2017	400	409,000
Total				6,379,802

See Notes to Financial Statements.	33

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Cable Services 0.37%
Time Warner Cable, Inc.	6.55%	5/1/2037	$1,711	$2,181,908
Time Warner Cable, Inc.	7.30%	7/1/2038	3,531	4,791,264
Total				6,973,172

Chemicals 1.06%
Albemarle Corp.	4.15%	12/1/2024	2,350	2,401,355
Alfa SAB de CV (Mexico)†(a)	5.25%	3/25/2024	2,700	2,868,750
Grupo Idesa SA de CV (Mexico)†(a)	7.875%	12/18/2020	2,400	2,568,000
Methanex Corp. (Canada)(a)	5.25%	3/1/2022	1,358	1,485,758
Mexichem SAB de CV (Mexico)†(a)	4.875%	9/19/2022	3,239	3,383,135
Montell Finance Co. BV (Netherlands)†(a)	8.10%	3/15/2027	2,687	3,616,635
NewMarket Corp.	4.10%	12/15/2022	2,071	2,116,933
NOVA Chemicals Corp. (Canada)†(a)	5.00%	5/1/2025	750	777,187
Nufarm Australia Ltd. (Australia)†(a)	6.375%	10/15/2019	997	990,769
Total				20,208,522

Communications Services 0.07%
CenturyLink, Inc.	6.875%	1/15/2028	1,405	1,419,050

Communications Technology 0.20%
Motorola Solutions, Inc.	4.00%	9/1/2024	3,750	3,745,635

Computer Software 0.12%
Aspect Software, Inc.	10.625%	5/15/2017	1,000	952,500
SunGard Data Systems, Inc.	7.375%	11/15/2018	1,352	1,407,770
Total				2,360,270

Construction/Homebuilding 0.13%
Odebrecht Finance Ltd.†	5.25%	6/27/2029	1,200	1,092,000
Odebrecht Finance Ltd.†	7.125%	6/26/2042	1,389	1,316,077
Total				2,408,077

Consumer Products 0.16%
Tupperware Brands Corp.	4.75%	6/1/2021	2,764	2,978,293

Containers 0.37%
Coveris Holdings SA (Luxembourg)†(a)	7.875%	11/1/2019	1,450	1,511,625
Crown Cork & Seal Co., Inc.	7.50%	12/15/2096	3,613	3,468,480
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA	8.50%	5/15/2018	1,950	2,018,250
Total				6,998,355

34	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Data Product, Equipment & Communications 0.17%
Fidelity National Information Services, Inc.	5.00%	3/15/2022	$3,020	$3,195,477

Diversified 0.26%
Alphabet Holding Co., Inc. PIK	7.75%	11/1/2017	3,152	2,868,320
Hutchison Whampoa International 14 Ltd. (Hong Kong)†(a)	3.625%	10/31/2024	1,100	1,101,881
San Miguel Corp. (Philippines)(a)	4.875%	4/26/2023	1,079	1,012,911
Total				4,983,112

Drugs 0.27%
Actavis Funding SCS (Luxembourg)(a)	3.85%	6/15/2024	3,155	3,147,791
CFR International SpA (Chile)†(a)	5.125%	12/6/2022	1,850	2,027,213
Total				5,175,004

Electric: Power 1.46%
AES El Salvador Trust II (Panama)†(a)	6.75%	3/28/2023	1,060	1,028,200
Astoria Depositor Corp.†	8.144%	5/1/2021	1,250	1,325,000
CEZ AS (Czech Republic)†(a)	4.25%	4/3/2022	1,500	1,600,129
Duquesne Light Holdings, Inc.†	6.40%	9/15/2020	2,251	2,654,904
E.CL SA (Chile)†(a)	4.50%	1/29/2025	1,420	1,448,113
Entergy Corp.	5.125%	9/15/2020	4,389	4,815,466
Exelon Generation Co. LLC	4.25%	6/15/2022	2,750	2,885,743
Indiantown Cogeneration LP	9.77%	12/15/2020	1,679	1,908,964
PPL Energy Supply LLC	4.60%	12/15/2021	478	456,969
PPL WEM Holdings Ltd. (United Kingdom)†(a)	5.375%	5/1/2021	4,325	4,917,936
Red Oak Power LLC	8.54%	11/30/2019	1,135	1,226,335
Texas-New Mexico Power Co.†	9.50%	4/1/2019	2,800	3,600,551
Total				27,868,310

Electronics 0.11%
PerkinElmer, Inc.	5.00%	11/15/2021	1,922	2,102,620

Electronics: Semi-Conductors/Components 0.20%
KLA-Tencor Corp.	4.65%	11/1/2024	3,760	3,836,730

Energy Equipment & Services 0.74%
Alta Wind Holdings LLC†	7.00%	6/30/2035	2,382	2,736,610
Cameron International Corp.	7.00%	7/15/2038	500	642,307
Energy Transfer Partners LP	6.625%	10/15/2036	1,110	1,284,176
Energy Transfer Partners LP	7.50%	7/1/2038	2,176	2,689,024
Energy Transfer Partners LP	9.00%	4/15/2019	2,055	2,590,681

See Notes to Financial Statements.	35

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2014

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Energy Equipment & Services (continued)
IFM US Colonial Pipeline 2 LLC†	6.45%	5/1/2021	$3,850	$4,190,756
Total				14,133,554

Engineering & Contracting Services 0.12%
China Railway Resources Huitung Ltd. (Hong Kong)(a)	3.85%	2/5/2023	2,200	2,232,490

Entertainment 0.25%
CCO Holdings LLC/CCO Holdings Capital Corp.	7.375%	6/1/2020	3,750	4,026,562
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.†	9.50%	6/15/2019	768	823,680
Total				4,850,242

Financial Services 3.12%
Air Lease Corp.	3.875%	4/1/2021	1,150	1,160,062
Air Lease Corp.	4.25%	9/15/2024	2,939	2,950,021
Air Lease Corp.	4.75%	3/1/2020	1,800	1,930,500
Bank of America Corp.	4.20%	8/26/2024	7,758	7,926,411
Bank of America Corp.	4.25%	10/22/2026	1,950	1,964,654
Bank of America Corp.	5.875%	1/5/2021	5,175	6,021,061
Dun & Bradstreet Corp. (The)	4.375%	12/1/2022	2,729	2,848,650
General Electric Capital Corp.	6.75%	3/15/2032	10,869	14,615,099
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.	7.375%	10/1/2017	1,025	1,078,813
Lender Processing Services, Inc.	5.75%	4/15/2023	3,944	4,215,742
MU Finance plc (United Kingdom)†(a)	8.375%	2/1/2017	1,541	1,591,193
Rio Oil Finance Trust Series 2014-1†	6.25%	7/6/2024	2,300	2,337,879
Santander UK plc (United Kingdom)(a)	7.95%	10/26/2029	3,267	4,202,179
Scottrade Financial Services, Inc.†	6.125%	7/11/2021	3,100	3,264,160
SUAM Finance BV (Curacao)†(a)	4.875%	4/17/2024	2,562	2,618,876
Western Union Co. (The)	3.35%	5/22/2019	903	931,337
Total				59,656,637

Financial: Miscellaneous 0.43%
Moody’s Corp.	4.50%	9/1/2022	3,000	3,227,211
Moody’s Corp.	5.50%	9/1/2020	1,900	2,184,381
NASDAQ OMX Group, Inc. (The)	4.25%	6/1/2024	2,039	2,100,602
NASDAQ OMX Group, Inc. (The)	5.55%	1/15/2020	605	673,203
Total				8,185,397

36	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2014

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Food 0.51%
Big Heart Pet Brands	7.625%	2/15/2019	$2,525	$2,479,234
Cosan Luxembourg SA (Luxembourg)†(a)	5.00%	3/14/2023	1,700	1,598,000
Flowers Foods, Inc.	4.375%	4/1/2022	480	517,127
Gruma SAB de CV (Mexico)†(a)(b)	4.875%	12/1/2024	1,100	1,127,500
JBS Investments GmbH (Austria)†(a)	7.25%	4/3/2024	2,300	2,420,750
US Foods, Inc.	8.50%	6/30/2019	1,480	1,573,980
Total				9,716,591

Gaming 0.21%
CCM Merger, Inc.†	9.125%	5/1/2019	858	926,640
Mohegan Tribal Gaming Authority†	11.00%	9/15/2018	1,500	1,485,000
Pinnacle Entertainment, Inc.	8.75%	5/15/2020	1,485	1,587,094
Total				3,998,734

Health Care Products 0.46%
Forest Laboratories, Inc.†	4.375%	2/1/2019	6,793	7,233,214
Gilead Sciences, Inc.	3.50%	2/1/2025	1,500	1,548,337
Total				8,781,551

Health Care Services 0.71%
DaVita HealthCare Partners, Inc.	6.625%	11/1/2020	2,900	3,046,813
Fresenius Medical Care US Finance II, Inc.†	5.875%	1/31/2022	4,205	4,572,937
Omega Healthcare Investors, Inc.	4.95%	4/1/2024	647	666,087
Omega Healthcare Investors, Inc.	5.875%	3/15/2024	2,853	3,066,975
Senior Housing Properties Trust	6.75%	12/15/2021	1,885	2,178,219
Total				13,531,031

Household Equipment/Products 0.03%
Turkiye Sise ve Cam Fabrikalari AS (Turkey)†(a)	4.25%	5/9/2020	625	624,737

Industrial Products 0.06%
KOC Holding AS (Turkey)†(a)	3.50%	4/24/2020	1,200	1,165,500

Insurance 0.71%
CNO Financial Group, Inc.†	6.375%	10/1/2020	1,526	1,632,820
Markel Corp.	7.125%	9/30/2019	2,886	3,456,115
Teachers Insurance & Annuity Association of America†	4.90%	9/15/2044	4,296	4,610,347
TIAA Asset Management Finance Co. LLC†	2.95%	11/1/2019	781	787,166
Willis North America, Inc.	7.00%	9/29/2019	2,555	2,984,728
Total				13,471,176

See Notes to Financial Statements.	37

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2014

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Investment Management Companies 0.10%
Grupo Aval Ltd.†	4.75%	9/26/2022	$850	$847,875
Lazard Group LLC	6.85%	6/15/2017	1,000	1,124,841
Total				1,972,716

Leasing 0.43%
Aviation Capital Group Corp.†	6.75%	4/6/2021	2,937	3,362,865
Aviation Capital Group Corp.†	7.125%	10/15/2020	4,167	4,810,160
Total				8,173,025

Leisure 0.53%
Carnival plc (United Kingdom)(a)	7.875%	6/1/2027	3,957	5,069,977
Royal Caribbean Cruises Ltd.	7.50%	10/15/2027	3,341	3,867,208
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.	5.375%	3/15/2022	1,089	1,110,780
Total				10,047,965

Lodging 0.67%
Host Hotels & Resorts LP	5.25%	3/15/2022	5,032	5,531,084
Hyatt Hotels Corp.†	6.875%	8/15/2019	3,333	3,864,477
Starwood Hotels & Resorts Worldwide, Inc.	4.50%	10/1/2034	2,250	2,250,207
Sugarhouse HSP Gaming Prop. Mezz. LP/Sugarhouse HSP Gaming Finance Corp.†	6.375%	6/1/2021	1,220	1,159,000
Total				12,804,768

Machinery: Agricultural 0.73%
Lorillard Tobacco Co.	6.875%	5/1/2020	1,991	2,368,539
Lorillard Tobacco Co.	8.125%	6/23/2019	2,250	2,762,114
Lorillard Tobacco Co.	8.125%	5/1/2040	1,400	1,947,707
MHP SA (Ukraine)†(a)	8.25%	4/2/2020	2,915	2,347,158
Viterra, Inc. (Canada)†(a)	5.95%	8/1/2020	3,974	4,474,966
Total				13,900,484

Machinery: Industrial/Specialty 0.06%
Honghua Group Ltd. (China)†(a)	7.45%	9/25/2019	1,300	1,114,750

Manufacturing 0.27%
Hillenbrand, Inc.	5.50%	7/15/2020	3,900	4,278,737
Trinity Industries, Inc.	4.55%	10/1/2024	933	920,665
Total				5,199,402

Media 1.21%
21st Century Fox America, Inc.	6.20%	12/15/2034	1,325	1,682,871
21st Century Fox America, Inc.	6.90%	8/15/2039	2,152	2,921,689

38	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2014

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Media (continued)
Discovery Communications LLC	6.35%	6/1/2040	$2,000	$2,421,674
Gannett Co., Inc.	7.125%	9/1/2018	503	523,120
Globo Comunicacao e Participacoes SA (Brazil)†(a)	4.875%	4/11/2022	3,825	3,968,437
Globo Comunicacao e Participacoes SA (Brazil) (7.25% after 5/11/2017)†~(a)	5.307%	5/11/2022	3,550	3,780,750
Interpublic Group of Cos., Inc. (The)	4.00%	3/15/2022	1,601	1,639,703
NET Servicos de Comunicacao SA (Brazil)(a)	7.50%	1/27/2020	1,400	1,471,400
Time Warner, Inc.	7.625%	4/15/2031	2,735	3,768,439
Videotron Ltd. (Canada)(a)	6.375%	12/15/2015	643	645,475
Videotron Ltd. (Canada)(a)	9.125%	4/15/2018	212	219,950
Total				23,043,508

Metals & Minerals: Miscellaneous 0.27%
Barrick Gold Corp. (Canada)(a)	4.10%	5/1/2023	3,303	3,236,411
Goldcorp, Inc. (Canada)(a)	5.45%	6/9/2044	991	991,910
New Gold, Inc. (Canada)†(a)	6.25%	11/15/2022	1,000	975,000
Total				5,203,321

Natural Gas 0.94%
Bill Barrett Corp.	7.625%	10/1/2019	2,400	2,310,000
Fermaca Enterprises S de RL de CV (Mexico)†(a)	6.375%	3/30/2038	2,600	2,736,500
GNL Quintero SA (Chile)†(a)	4.634%	7/31/2029	1,650	1,697,644
Kinder Morgan, Inc.	7.75%	1/15/2032	1,518	1,926,342
SourceGas LLC†	5.90%	4/1/2017	3,984	4,311,979
Southern Star Central Corp.†	5.125%	7/15/2022	1,500	1,507,500
Tennessee Gas Pipeline Co.	8.375%	6/15/2032	2,015	2,693,821
Transportadora de Gas del Peru SA (Peru)†(a)	4.25%	4/30/2028	800	776,800
Total				17,960,586

Oil 1.77%
Afren plc (United Kingdom)†(a)	10.25%	4/8/2019	2,600	2,415,504
Canadian Oil Sands Ltd. (Canada)†(a)	7.75%	5/15/2019	3,318	3,987,284
Chaparral Energy, Inc.	8.25%	9/1/2021	1,340	1,293,100
Delek & Avner Tamar Bond Ltd. (Israel)†(a)	5.082%	12/30/2023	800	826,018
Ecopetrol SA (Colombia)(a)	5.875%	5/28/2045	762	758,190
Energy XXI Gulf Coast, Inc.	7.75%	6/15/2019	1,298	1,044,890
GeoPark Latin America Ltd. Agencia en Chile (Chile)†(a)	7.50%	2/11/2020	1,885	1,903,850
Hilcorp Energy I LP/Hilcorp Finance Co.†	7.625%	4/15/2021	1,950	2,037,750
KazMunayGas National Co. JSC (Kazakhstan)†(a)	4.875%	5/7/2025	300	292,500

See Notes to Financial Statements.	39

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2014

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil (continued)
Kodiak Oil & Gas Corp.	8.125%	12/1/2019	$2,651	$2,863,080
LUKOIL International Finance BV (Netherlands)†(a)	6.656%	6/7/2022	500	487,500
MEG Energy Corp. (Canada)†(a)	7.00%	3/31/2024	1,551	1,411,410
Petroleos de Venezuela SA (Venezuela)(a)	5.25%	4/12/2017	2,771	1,722,176
Petroleos de Venezuela SA (Venezuela)†(a)	6.00%	11/15/2026	1,268	538,900
Petroleos de Venezuela SA (Venezuela)†(a)	8.50%	11/2/2017	1,406	987,715
Petroleos Mexicanos (Mexico)†(a)	4.25%	1/15/2025	380	385,320
Petroleum Co. of Trinidad & Tobago Ltd. (Trinidad/Tobago)†(a)	9.75%	8/14/2019	1,000	1,243,500
Pioneer Energy Services Corp.	6.125%	3/15/2022	750	615,000
Plains All American Pipeline LP/PAA Finance Corp.	3.60%	11/1/2024	5,237	5,243,525
SEACOR Holdings, Inc.	7.375%	10/1/2019	1,244	1,374,620
Valero Energy Corp.	10.50%	3/15/2039	1,472	2,388,090
Total				33,819,922

Oil: Crude Producers 1.38%
Enbridge Energy Partners LP	9.875%	3/1/2019	3,221	4,163,964
Enterprise Products Operating LLC	7.55%	4/15/2038	2,519	3,435,589
Kerr-McGee Corp.	7.125%	10/15/2027	1,000	1,272,442
Kerr-McGee Corp.	7.875%	9/15/2031	1,988	2,688,617
Kinder Morgan, Inc.	5.30%	12/1/2034	773	790,059
OGX Austria GmbH (Austria)†(a)(c)	8.50%	6/1/2018	1,730	21,625
Regency Energy Partners LP/Regency Energy Finance Corp.	5.75%	9/1/2020	325	336,375
Regency Energy Partners LP/Regency Energy Finance Corp.	5.875%	3/1/2022	2,265	2,344,275
Regency Energy Partners LP/Regency Energy Finance Corp.	6.875%	12/1/2018	583	603,769
Ruby Pipeline LLC†	6.00%	4/1/2022	3,500	3,914,071
Sabine Pass Liquefaction LLC	6.25%	3/15/2022	1,960	2,084,950
Southeast Supply Header LLC†	4.25%	6/15/2024	1,254	1,309,088
Transportadora de Gas Internacional SA ESP (Colombia)†(a)	5.70%	3/20/2022	3,150	3,362,625
Total				26,327,449

Oil: Integrated Domestic 0.71%
El Paso Pipeline Partners Operating Co. LLC	7.50%	11/15/2040	1,000	1,195,270
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc.	6.75%	2/1/2022	3,838	4,293,762
Kinder Morgan Energy Partners LP	5.40%	9/1/2044	2,650	2,652,298

40	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Oil: Integrated Domestic (continued)
Kinder Morgan Energy Partners LP	7.40%	3/15/2031	$775	$930,226
Rowan Cos., Inc.	7.875%	8/1/2019	3,679	4,411,585
Total				13,483,141

Oil: Integrated International 0.97%
ENI SpA (Italy)†(a)	5.70%	10/1/2040	6,900	7,602,448
Petroleos Mexicanos (Mexico)(a)	5.50%	6/27/2044	250	258,750
Transocean, Inc.	6.375%	12/15/2021	4,665	4,653,440
Weatherford International Ltd.	9.875%	3/1/2039	3,409	4,873,073
YPF SA (Argentina)†(a)	8.75%	4/4/2024	1,105	1,151,963
Total				18,539,674

Paper & Forest Products 0.44%
Georgia-Pacific LLC	8.875%	5/15/2031	5,467	8,434,324

Real Estate Investment Trusts 1.08%
ARC Properties Operating Partnership LP/Clark Acquisition LLC	3.00%	2/6/2019	1,742	1,652,930
CBRE Services, Inc.	5.25%	3/15/2025	518	538,720
China Overseas Finance Cayman V Ltd.	3.95%	11/15/2022	1,850	1,805,167
China South City Holdings Ltd. (Hong Kong)(a)	8.25%	1/29/2019	1,160	1,193,524
EPR Properties	5.25%	7/15/2023	3,175	3,380,769
EPR Properties	7.75%	7/15/2020	3,304	4,014,284
Fibra Uno Trust (Mexico)†(a)	5.25%	12/15/2024	650	684,125
Healthcare Realty Trust, Inc.	5.75%	1/15/2021	2,466	2,773,545
Hospitality Properties Trust	4.65%	3/15/2024	1,050	1,085,243
Iron Mountain, Inc.	6.00%	8/15/2023	1,275	1,341,937
Iron Mountain, Inc.	8.375%	8/15/2021	1,421	1,479,616
Kilroy Realty LP	6.625%	6/1/2020	517	610,808
Total				20,560,668

Retail 1.03%
Chinos Intermediate Holdings Class A, Inc. PIK†	7.75%	5/1/2019	3,254	3,083,165
DBP Holding Corp.†	7.75%	10/15/2020	838	758,390
El Puerto de Liverpool SAB de CV (Mexico)†(a)	3.95%	10/2/2024	2,320	2,291,000
Family Dollar Stores, Inc.	5.00%	2/1/2021	854	901,672
Michaels FinCo Holdings LLC/Michaels FinCo, Inc. PIK†	7.50%	8/1/2018	330	338,250
Pacific Emerald Pte Ltd. (Singapore)(a)	9.75%	7/25/2018	775	840,875
QVC, Inc.†	7.375%	10/15/2020	9,500	10,034,375

See Notes to Financial Statements.	41

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Retail (continued)
SACI Falabella (Chile)†(a)	4.375%	1/27/2025	$700	$693,671
Walgreens Boots Alliance, Inc.	4.80%	11/18/2044	707	746,949
Total				19,688,347

Savings & Loan 0.19%
First Niagara Financial Group, Inc.	7.25%	12/15/2021	3,145	3,576,412

Steel 0.45%
Allegheny Technologies, Inc.	6.125%	8/15/2023	2,910	2,910,887
Allegheny Technologies, Inc.	9.375%	6/1/2019	4,085	4,756,027
GTL Trade Finance, Inc.†	7.25%	4/16/2044	1,000	1,022,500
Total				8,689,414

Technology 0.57%
Alibaba Group Holding Ltd. (China)†(a)	3.60%	11/28/2024	2,300	2,305,980
Tencent Holdings Ltd. (China)†(a)	3.375%	5/2/2019	3,500	3,575,443
VeriSign, Inc.	4.625%	5/1/2023	5,135	5,070,812
Total				10,952,235

Telecommunications 1.60%
Altice Financing SA (Luxembourg)†(a)	6.50%	1/15/2022	2,500	2,531,250
Consolidated Communications, Inc.	10.875%	6/1/2020	1,470	1,673,963
Digicel Group Ltd. (Jamaica)†(a)	7.125%	4/1/2022	1,000	980,000
ENTEL Chile SA (Chile)†(a)	4.75%	8/1/2026	2,250	2,256,464
Frontier Communications Corp.	9.25%	7/1/2021	4,767	5,607,184
GTE Corp.	6.94%	4/15/2028	5,670	7,101,924
Millicom International Cellular SA (Luxembourg)†(a)	4.75%	5/22/2020	2,500	2,437,500
MTN Mauritius Invstments Ltd. (Mauritius)†(a)	4.755%	11/11/2024	1,200	1,210,500
Telefonica Celular del Paraguay SA (Paraguay)†(a)	6.75%	12/13/2022	1,625	1,729,609
Turk Telekomunikasyon AS (Turkey)†(a)	4.875%	6/19/2024	5,000	5,094,600
Total				30,622,994

Tobacco 0.16%
Altria Group, Inc.	9.95%	11/10/2038	1,764	3,032,857

Transportation: Miscellaneous 0.14%
Marquette Transportation Co. LLC/Marquette Transportation Finance Corp.	10.875%	1/15/2017	1,000	1,037,500
Mersin Uluslararasi Liman Isletmeciligi AS (Turkey)†(a)	5.875%	8/12/2020	1,500	1,623,300
Total				2,660,800

42	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2014

				Principal
	Interest	Maturity		Amount	Fair
Investments	Rate	Date		(000)	Value
Utilities 0.61%
Aquarion Co.†	4.00%	8/15/2024		$3,725	$3,713,363
Origin Energy Finance Ltd. (Australia)†(a)	3.50%	10/9/2018		1,500	1,545,939
Public Service Co. of New Mexico	7.95%	5/15/2018		2,283	2,723,637
Williams Cos., Inc. (The)	8.75%	3/15/2032		2,964	3,659,201
Total					11,642,140

Utilities: Electrical 0.19%
Tennessee Valley Authority	3.50%	12/15/2042		3,740	3,617,833
Total Corporate Bonds (cost $643,924,087)					659,068,030

FLOATING RATE LOAN(d) 0.10%

Gaming
Seminole Tribe of Florida Initial Term Loan (cost $1,956,926)	3.00%	4/29/2020		1,962	1,960,428

FOREIGN BONDS(e) 0.29%

Brazil 0.05%
BRF SA†	7.75%	5/22/2018	BRL	2,500	847,968

Mexico 0.24%
Cemex SAB de CV†	4.75%	1/11/2022	EUR	1,900	2,389,724
Red de Carreteras de Occidente S.A.P.I.B. de CV†	9.00%	6/10/2028	MXN	31,250	2,208,779
Total					4,598,503
Total Foreign Bonds (cost $6,208,362)					5,446,471

FOREIGN GOVERNMENT OBLIGATIONS 3.90%

Argentina 0.09%
City of Buenos Aires†(a)	9.95%	3/1/2017		$800	836,000
Provincia de Neuquen†(a)	7.875%	4/26/2021		395	391,050
Republic of Argentina(a)(c)	8.28%	12/31/2033		620	573,223
Total					1,800,273

Bahamas 0.12%
Commonwealth of Bahamas†(a)	6.95%	11/20/2029		1,943	2,258,738

Bermuda 0.11%
Bermuda Government†	5.603%	7/20/2020		1,950	2,191,313

See Notes to Financial Statements.	43

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Brazil 0.21%
Federal Republic of Brazil(a)	4.25%	1/7/2025	$1,000	$1,013,750
Federal Republic of Brazil(a)	5.00%	1/27/2045	1,000	995,000
Federal Republic of Brazil†(a)	5.333%	2/15/2028	2,000	2,030,000
Total				4,038,750

Cayman Islands 0.05%
Cayman Islands Government†	5.95%	11/24/2019	800	925,000

Colombia 0.09%
Republic of Colombia(a)	4.00%	2/26/2024	1,758	1,816,893

Croatia 0.06%
Republic of Croatia†(a)	6.00%	1/26/2024	1,000	1,090,000

Dominican Republic 0.11%
Dominican Republic†(a)	6.60%	1/28/2024	800	878,000
Dominican Republic†(a)	9.04%	1/23/2018	1,099	1,194,793
Total				2,072,793

El Salvador 0.11%
Republic of El Salvador†(a)	6.375%	1/18/2027	1,984	2,048,480

Gabon 0.02%
Republic of Gabon†(a)	6.375%	12/12/2024	400	414,648

Ghana 0.16%
Republic of Ghana†(a)	7.875%	8/7/2023	3,100	3,061,870

Honduras 0.05%
Honduras Government†(a)	7.50%	3/15/2024	974	1,045,560

Hungary 0.11%
Republic of Hungary(a)	5.375%	3/25/2024	1,896	2,078,490

Indonesia 0.31%
Perusahaan Penerbit SBSN†(a)	4.00%	11/21/2018	1,700	1,776,500
Perusahaan Penerbit SBSN III†(a)	3.30%	11/21/2022	2,150	2,074,750
Republic of Indonesia†(a)	5.875%	1/15/2024	670	774,687
Republic of Indonesia†(a)	6.75%	1/15/2044	1,080	1,355,400
Total				5,981,337

Kazakhstan 0.05%
Republic of Kazakhstan†(a)	4.875%	10/14/2044	1,000	947,500

44	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Latvia 0.12%
Republic of Latvia†(a)	5.25%	6/16/2021	$2,047	$2,315,669

Lithuania 0.20%
Republic of Lithuania†(a)	7.375%	2/11/2020	3,078	3,760,916

Mexico 0.29%
United Mexican States(a)	4.00%	10/2/2023	3,421	3,600,602
United Mexican States(a)	5.55%	1/21/2045	1,214	1,405,205
United Mexican States(a)	5.95%	3/19/2019	400	458,400
Total				5,464,207

Panama 0.07%
Republic of Panama(a)	4.00%	9/22/2024	900	921,600
Republic of Panama(a)	4.30%	4/29/2053	550	501,875
Total				1,423,475

Paraguay 0.07%
Republic of Paraguay†(a)	6.10%	8/11/2044	1,170	1,251,900

Philippines 0.33%
Republic of Philippines(a)	4.20%	1/21/2024	2,970	3,237,300
Republic of Philippines(a)	7.50%	9/25/2024	1,979	2,602,385
Republic of Philippines(a)	9.50%	10/21/2024	300	444,726
Total				6,284,411

Poland 0.12%
Republic of Poland(a)	4.00%	1/22/2024	2,120	2,258,309

Romania 0.04%
Republic of Romania†(a)	6.125%	1/22/2044	584	702,114

Russia 0.14%
Russia Eurobonds†(a)	4.875%	9/16/2023	2,900	2,778,519

Slovenia 0.08%
Republic of Slovenia†(a)	5.25%	2/18/2024	1,356	1,498,380

South Africa 0.06%
Republic of South Africa(a)	4.665%	1/17/2024	1,020	1,078,650

Trinidad And Tobago 0.01%
Republic of Trinidad & Tobago†(a)	4.375%	1/16/2024	200	217,400

See Notes to Financial Statements.	45

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2014

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Turkey 0.39%
Republic of Turkey(a)	5.625%		3/30/2021	$3,124	$3,483,260
Republic of Turkey(a)	5.75%		3/22/2024	3,450	3,895,050
Total					7,378,310

Uruguay 0.15%
Republic of Uruguay(a)	4.50%		8/14/2024	2,757	2,929,312

Venezuela 0.07%
Republic of Venezuela(a)	9.375%		1/13/2034	2,389	1,292,449

Vietnam 0.11%
Socialist Republic of Vietnam†(a)	4.80%		11/19/2024	2,050	2,101,250
Total Foreign Government Obligations (cost $73,271,159)					74,506,916

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 0.23%
Federal Home Loan Mortgage Corp. Q001 XA	2.39%	#	2/25/2032	18,664	3,763,595
Government National Mortgage Assoc. 2014-78 A	2.20%		4/16/2047	687	694,151
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $4,431,284)					4,457,746

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 21.36%
Federal Home Loan Mortgage Corp.	2.157%	#	6/1/2043	11,214	11,448,132
Federal Home Loan Mortgage Corp.	3.16%		7/1/2044	3,131	3,255,494
Federal Home Loan Mortgage Corp.	5.00%		6/1/2026	5,654	6,097,320
Federal National Mortgage Assoc.	2.81%	#	11/1/2044	14,212	14,741,763
Federal National Mortgage Assoc.(f)	3.00%		TBA	25,650	25,928,542
Federal National Mortgage Assoc.(f)	3.50%		TBA	82,630	86,128,862
Federal National Mortgage Assoc.(f)	4.00%		TBA	147,178	157,147,003
Federal National Mortgage Assoc. (f)	4.50%		TBA	82,370	89,366,131
Federal National Mortgage Assoc.	5.50%		9/1/2034 - 4/1/2036	12,306	13,837,643
Total Government Sponsored Enterprises Pass-Throughs (cost $401,751,452)					407,950,890

MUNICIPAL BONDS 0.95%

Electric Revenue Bonds 0.08%
American Municipal Power, Inc.	7.834%		2/15/2041	1,000	1,495,050

Miscellaneous 0.45%
Chicago O’Hare International	6.845%		1/1/2038	2,500	2,815,250
Dallas Convention Center Hotel	7.088%		1/1/2042	1,750	2,299,640
San Diego Cnty Regl Arpt Auth	6.628%		7/1/2040	3,000	3,385,860
Total					8,500,750

46	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2014

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Power 0.12%
Municipal Elec Auth of Georgia	7.055%		4/1/2057	$1,900	$2,281,748

Toll Roads 0.25%
Metropolitan Washington Arpt	7.462%		10/1/2046	2,170	3,001,153
North Texas Tollway Auth	8.91%		2/1/2030	1,475	1,797,435
Total					4,798,588

Water/Sewer 0.05%
Chicago, IL	6.742%		11/1/2040	750	977,565
Total Municipal Bonds (cost $16,159,426)					18,053,701

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 3.25%
Bear Stearns ALT-A Trust 2004-8 1A	0.852%	#	9/25/2034	2,590	2,524,274
Citigroup Commercial Mortgage Trust 2014-GC25 B	4.345%		10/10/2047	1,070	1,119,460
Citigroup Commercial Mortgage Trust 2014-GC25 C	4.685%	#	10/10/2047	1,215	1,247,252
Citigroup Commercial Mortgage Trust 2014-GC25 XB	0.34%	#	10/10/2047	50,626	1,034,973
Commercial Mortgage Pass-Through Certificates 2013-CR13 A4	4.194%		11/10/2023	3,640	3,979,758
Commercial Mortgage Pass-Through Certificates 2013-WWP D†	3.898%		3/10/2031	5,643	5,535,393
Commercial Mortgage Pass-Through Certificates 2014-CR19 XA	1.478%	#	8/10/2047	5,539	451,458
Commercial Mortgage Pass-Through Certificates 2014-CR20 AM	3.938%		11/10/2047	1,119	1,165,008
Commercial Mortgage Pass-Through Certificates 2014-UBS5 B	4.514%	#	9/10/2047	2,706	2,893,326
Granite Master Issuer plc 2007-1 4A1 (United Kingdom)(a)	0.375%	#	12/20/2054	3,007	2,987,031
GS Mortgage Securities Corp. II 2012-TMSQ A†	3.007%		12/10/2030	1,400	1,379,019
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 XA	1.445%	#	4/15/2047	5,727	344,525
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 XB	0.44%	#	4/15/2047	1,595	44,036
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C25 AS	4.065%		11/15/2047	2,000	2,098,889
MASTR Asset Securitization Trust 2006-3 1A3	6.00%		10/25/2036	570	559,103
MASTR Asset Securitization Trust 2006-3 1A8	6.00%		10/25/2036	604	592,871
Merrill Lynch Mortgage Investors Trust 2006-AF2 AF1	6.25%		10/25/2036	1,825	1,652,928

See Notes to Financial Statements.	47

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2014

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14 A3	3.669%		2/15/2047	$3,100	$3,274,363
Sequoia Mortgage Trust 2012-4 A3	2.069%		9/25/2042	1,125	1,056,979
Springleaf Mortgage Loan Trust 2012-3A A†	1.57%		12/25/2059	1,631	1,634,405
Springleaf Mortgage Loan Trust 2013-1A A†	1.27%		6/25/2058	1,217	1,215,608
UBS-BAMLL Trust 2012-WRM E†	4.379%	#	6/10/2030	3,905	3,734,855
Wells Fargo Commercial Mortgage Trust 2013-120B D†	2.80%	#	3/18/2028	7,704	7,430,319
Wells Fargo Commercial Mortgage Trust 2013-LC12 D†	4.437%	#	7/15/2046	5,195	4,920,587
WF-RBS Commercial Mortgage Trust 2014-C20 XA	1.405%	#	5/15/2047	11,357	877,820
WF-RBS Commercial Mortgage Trust 2014-C20 XB	0.734%	#	5/15/2047	2,205	112,910
WF-RBS Commercial Mortgage Trust 2014-C23 XA	0.874%	#	10/15/2057	69,920	3,356,776
WF-RBS Commercial Mortgage Trust 2014-C23 XB	0.307%	#	10/15/2057	100,000	2,481,850
WF-RBS Commercial Mortgage Trust 2014-C25 AS(b)	3.984%	#	11/15/2047	1,237	1,297,047
WF-RBS Commercial Mortgage Trust 2014-C25 B(b)	4.236%	#	11/15/2047	1,000	1,043,373
Total Non-Agency Commercial Mortgage-Backed Securities (cost $60,648,647)					62,046,196

U.S. TREASURY OBLIGATIONS 25.95%
U.S. Treasury Bond	3.125%		8/15/2044	63,086	65,668,615
U.S. Treasury Note	0.25%		4/15/2016	151,770	151,876,694
U.S. Treasury Note	0.50%		7/31/2017	125,966	125,011,430
U.S. Treasury Note	0.875%		9/15/2016	15,264	15,392,798
U.S. Treasury Note	0.875%		4/15/2017	18,370	18,466,148
U.S. Treasury Note	1.25%		11/30/2018	19,406	19,390,844
U.S. Treasury Note	1.50%		10/31/2019	99,815	99,815,000
Total U.S. Treasury Obligations (cost $492,783,273)					495,621,529
Total Long-Term Investments (cost $2,049,489,078)					2,077,650,807

48	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
SHORT-TERM INVESTMENTS 10.33%

U.S. TREASURY OBLIGATION 1.84%
U.S. Treasury Note (cost $35,202,272)	0.375%	3/15/2015	$35,169	$35,201,285

REPURCHASE AGREEMENT 8.49%
Repurchase Agreement dated 11/28/2014, Zero Coupon due 12/1/2014 with Fixed Income Clearing Corp. collateralized by $162,760,000 of U.S. Treasury Note at 2.125% due 9/30/2021; value: $165,404,850; proceeds: $162,158,963 (cost $162,158,963)			162,159	162,158,963
Total Short-Term Investments (cost $197,361,235)				197,360,248
Total Investments in Securities 119.12% (cost $2,246,850,313)				2,275,011,055
Liabilities in Excess of Cash and Other Assets(g) (19.12%)				(365,104,988)
Net Assets 100.00%				$1,909,906,067

BRL	Brazilian real.
EUR	euro.
MXN	Mexican peso.
PIK	Payment-in-kind.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2014.
~	Deferred interest debentures pay the stated rate, after which they pay a predetermined interest rate.
(a)	Foreign security traded in U.S. dollars.
(b)	Securities purchased on a when-issued basis (See Note 2(j)).
(c)	Defaulted security.
(d)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2014.
(e)	Investment in non-U.S. dollar denominated securities.
(f)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.
(g)	Liabilities in Excess of Cash and Other Assets include net unrealized appreciation on forward foreign currency exchange contracts and the fair value of total return swap as follows:

See Notes to Financial Statements.	49

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2014

Open Forward Foreign Currency Exchange Contracts at November 30, 2014:

Forward
Foreign					U.S. $
Currency					Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Appreciation
Brazilian real	Sell	J.P. Morgan	2/12/2015	2,300,000	$891,438	$875,416	$16,022
euro	Sell	Morgan Stanley	2/13/2015	950,000	1,182,277	1,181,889	388
euro	Sell	Bank of America	2/13/2015	950,000	1,182,079	1,181,889	190
Mexican peso	Sell	J.P. Morgan	2/12/2015	31,550,000	2,308,330	2,258,047	50,283
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$66,883

Open Total Return Swap at November 30, 2014:

	Payment	Payment To Be
	Made By	Received By
	The Fund On	The Fund At
Swap	Contract	Termination		Notional	Termination	Fair
Counterparty	Date	Date	Reference Entity	Amount	Date	Value
		393 Convertible	OGX Petroleo e Gas
Deutsche		Debenture Units	S.A. Convertible
Bank AG	$164,188	(Reference Entity)	Debentures (Brazil)	$164,188	4/15/2015	$164,188

50	See Notes to Financial Statements.

Schedule of Investments (concluded)

TOTAL RETURN FUND November 30, 2014

The following is a summary of the inputs used as of November 30, 2014 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$–	$348,538,900	$–	$348,538,900
Corporate Bonds	–	659,068,030	–	659,068,030
Floating Rate Loan	–	1,960,428	–	1,960,428
Foreign Bonds	–	5,446,471	–	5,446,471
Foreign Government Obligations	–	74,506,916	–	74,506,916
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	4,457,746	–	4,457,746
Government Sponsored Enterprises Pass-Throughs	–	407,950,890	–	407,950,890
Municipal Bonds	–	18,053,701	–	18,053,701
Non-Agency Commercial Mortgage-Backed Securities	–	62,046,196	–	62,046,196
U.S. Treasury Obligations	–	530,822,814	–	530,822,814
Repurchase Agreement	–	162,158,963	–	162,158,963
Total	$–	$2,275,011,055	$–	$2,275,011,055
Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$66,883	$–	$66,883
Liabilities	–	–	–	–
Total Return Swap
Assets	–	–	164,188	164,188
Liabilities	–	–	–	–
Total	$–	$66,883	$164,188	$231,071

(1)	Refer to note 2(o) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no level transfers during the fiscal year ended November 30, 2014.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Total Return Swap
Balance as of December 1, 2013	$–
Accrued discounts/premiums	–
Realized gain (loss)	–
Change in unrealized appreciation/depreciation	–
Purchases	166,695
Sales	(2,507)
Net transfers in or out of Level 3	–
Balance as of November 30, 2014	$164,188

See Notes to Financial Statements.	51

Statements of Assets and Liabilities

November 30, 2014

	Core Fixed Income Fund	Total Return Fund
ASSETS:
Investments in securities, at cost	$1,542,543,937	$2,246,850,313
Investments in securities, at fair value	$1,562,972,579	$2,275,011,055
Cash	638,689	6,832,773
Receivables:
Interest and dividends	6,617,306	12,869,971
Investment securities sold	76,571,820	90,291,459
Capital shares sold	5,564,010	13,554,503
From advisor (See Note 3)	–	291,809
Total return swap, at fair value	–	164,188
Unrealized appreciation on forward foreign currency exchange contracts	–	66,883
Prepaid expenses and other expenses	66,531	73,099
Total assets	1,652,430,935	2,399,155,740
LIABILITIES:
Payables:
Investment securities purchased	379,129,451	480,520,347
Capital shares reacquired	1,163,673	2,413,684
12b-1 distribution fees	185,867	369,924
Trustees’ fees	91,431	153,909
Management fee	293,611	651,554
Fund administration	42,060	61,046
To affiliates (See Note 3)	18,527	–
Distributions payable	2,692,758	4,530,991
Accrued expenses	337,602	548,218
Total liabilities	383,954,980	489,249,673
NET ASSETS	$1,268,475,955	$1,909,906,067
COMPOSITION OF NET ASSETS:
Paid-in capital	$1,253,616,265	$1,878,304,440
Distributions in excess of net investment income	(36,415)	(192,822)
Accumulated net realized gain (loss) on investments and foreign currency related transactions	(5,532,537)	3,572,161
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	20,428,642	28,222,288
Net Assets	$1,268,475,955	$1,909,906,067

52	See Notes to Financial Statements.

Statements of Assets and Liabilities (concluded)

November 30, 2014

	Core Fixed Income Fund	Total Return Fund
Net assets by class:
Class A Shares	$399,393,195	$928,444,769
Class B Shares	$7,019,875	$15,638,459
Class C Shares	$82,120,207	$177,974,965
Class F Shares	$353,154,071	$519,590,710
Class I Shares	$407,023,222	$193,343,366
Class P Shares	$11,639	$2,954,061
Class R2 Shares	$477,885	$3,985,088
Class R3 Shares	$19,275,861	$67,974,649
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	35,940,227	87,069,703
Class B Shares	633,599	1,468,442
Class C Shares	7,422,618	16,705,509
Class F Shares	31,786,129	48,733,284
Class I Shares	36,630,776	18,099,074
Class P Shares	1,044	275,740
Class R2 Shares	42,991	373,785
Class R3 Shares	1,734,324	6,376,907
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$11.11	$10.66
Class A Shares-Maximum offering price (Net asset value plus sales charge of 2.25%)	$11.37	$10.91
Class B Shares-Net asset value	$11.08	$10.65
Class C Shares-Net asset value	$11.06	$10.65
Class F Shares-Net asset value	$11.11	$10.66
Class I Shares-Net asset value	$11.11	$10.68
Class P Shares-Net asset value	$11.15	$10.71
Class R2 Shares-Net asset value	$11.12	$10.66
Class R3 Shares-Net asset value	$11.11	$10.66

See Notes to Financial Statements.	53

Statements of Operations

For the Year Ended November 30, 2014

	Core Fixed Income Fund	Total Return Fund
Investment income:
Interest and other (net of foreign withholding taxes of $0 and $1,793, respectively)	$27,601,876	$45,372,354
Total investment income	27,601,876	45,372,354
Expenses:
Management fee	5,659,343	6,818,346
12b-1 distribution plan-Class A	758,992	1,689,821
12b-1 distribution plan-Class B	76,530	169,871
12b-1 distribution plan-Class C	694,021	1,304,842
12b-1 distribution plan-Class F	315,757	375,513
12b-1 distribution plan-Class P	198	14,191
12b-1 distribution plan-Class R2	6,118	20,796
12b-1 distribution plan-Class R3	95,964	290,966
Shareholder servicing	1,396,598	2,166,315
Fund administration	515,935	631,835
Registration	149,790	181,335
Reports to shareholders	104,998	112,096
Professional	61,404	70,678
Trustees’ fees	51,115	61,007
Custody	31,307	35,910
Subsidy (See Note 3)	328,465	–
Other	71,935	103,143
Gross expenses	10,318,470	14,046,665
Expense reductions (See Note 9)	(873)	(1,292)
Management fee waived and expenses reimbursed (See Note 3)	(168,086)	(490,874)
Net expenses	10,149,511	13,554,499
Net investment income	17,452,365	31,817,855
Net realized and unrealized gain:
Net realized gain on investments and foreign currency related transactions	31,966,176	34,360,880
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	20,917,582	24,974,482
Net realized and unrealized gain	52,883,758	59,335,362
Net Increase in Net Assets Resulting From Operations	$70,336,123	$91,153,217

54	See Notes to Financial Statements.

Statements of Changes in Net Assets

	Core Fixed Income Fund
INCREASE IN NET ASSETS	For the Year Ended November 30, 2014	For the Year Ended November 30, 2013
Operations:
Net investment income	$17,452,365	$14,396,041
Net realized gain (loss) on investments	31,966,176	(6,830,821)
Net change in unrealized appreciation/depreciation on investments	20,917,582	(31,746,352)
Net increase (decrease) in net assets resulting from operations	70,336,123	(24,181,132)
Distributions to shareholders from:
Net investment income
Class A	(8,981,980)	(9,772,234)
Class B	(120,548)	(148,176)
Class C	(1,473,253)	(1,852,497)
Class F	(7,770,257)	(7,536,933)
Class I	(12,381,108)	(6,871,927)
Class P	(931)	(3,927)
Class R2	(20,119)	(33,642)
Class R3	(400,242)	(395,208)
Net realized gain
Class A	–	(7,813,247)
Class B	–	(214,029)
Class C	–	(2,284,213)
Class F	–	(5,385,837)
Class I	–	(2,597,094)
Class P	–	(13,463)
Class R2	–	(30,387)
Class R3	–	(346,246)
Total distributions to shareholders	(31,148,438)	(45,299,060)
Capital share transactions (Net of share conversions) (See Note 13):
Net proceeds from sales of shares	428,505,500	708,056,071
Reinvestment of distributions	29,008,969	41,319,731
Cost of shares reacquired	(474,846,500)	(559,648,418)
Net increase (decrease) in net assets resulting from capital share transactions	(17,332,031)	189,727,384
Net increase in net assets	21,855,654	120,247,192
NET ASSETS:
Beginning of year	$1,246,620,301	$1,126,373,109
End of year	$1,268,475,955	$1,246,620,301
Distributions in excess of net investment income	$(36,415)	$(50,937)

See Notes to Financial Statements.	55

Statements of Changes in Net Assets (concluded)

	Total Return Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended November 30, 2014	For the Year Ended November 30, 2013
Operations:
Net investment income	$31,817,855	$35,399,722
Net realized gain on investments and foreign currency related transactions	34,360,880	8,213,975
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	24,974,482	(61,713,277)
Net increase (decrease) in net assets resulting from operations	91,153,217	(18,099,580)
Distributions to shareholders from:
Net investment income
Class A	(25,332,980)	(28,917,379)
Class B	(375,890)	(533,756)
Class C	(3,744,283)	(4,975,854)
Class F	(11,575,421)	(12,603,835)
Class I	(3,780,388)	(2,930,362)
Class P	(86,795)	(94,002)
Class R2	(90,353)	(91,692)
Class R3	(1,583,205)	(1,431,688)
Net realized gain
Class A	–	(20,288,681)
Class B	–	(580,425)
Class C	–	(4,616,170)
Class F	–	(12,209,474)
Class I	–	(1,555,683)
Class P	–	(87,404)
Class R2	–	(78,180)
Class R3	–	(1,063,149)
Total distributions to shareholders	(46,569,315)	(92,057,734)
Capital share transactions (Net of share conversions) (See Note 13):
Net proceeds from sales of shares	769,105,496	549,965,194
Reinvestment of distributions	41,945,347	82,401,400
Cost of shares reacquired	(477,980,406)	(903,229,242)
Net increase (decrease) in net assets resulting from capital share transactions	333,070,437	(270,862,648)
Net increase (decrease) in net assets	377,654,339	(381,019,962)
NET ASSETS:
Beginning of year	$1,532,251,728	$1,913,271,690
End of year	$1,909,906,067	$1,532,251,728
Distributions in excess of net investment income	$(192,822)	$(195,103)

56	See Notes to Financial Statements.

Financial Highlights

CORE FIXED INCOME FUND

	Class A Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$10.78	$11.40	$11.21	$11.39	$11.34
Investment operations:
Net investment income(a)	.14	.13	.16	.24	.30
Net realized and unrealized gain (loss)	.45	(.33)	.59	.33	.36
Total from investment operations	.59	(.20)	.75	.57	.66
Distributions to shareholders from:
Net investment income	(.26)	(.24)	(.30)	(.34)	(.37)
Net realized gain	–	(.18)	(.26)	(.41)	(.24)
Total distributions	(.26)	(.42)	(.56)	(.75)	(.61)
Net asset value, end of year	$11.11	$10.78	$11.40	$11.21	$11.39
Total Return(b)	5.52%	(1.79)%	6.94%	5.41%	6.12%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.84%	.85%	.86%	.87%	.88%
Expenses, including expense reductions, management fee waived and expenses reimbursed	.84%	.85%	.86%	.87%	.88%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.85%	.85%	.86%	.87%	.90%
Net investment income	1.30%	1.16%	1.38%	2.17%	2.70%

Supplemental Data:
Net assets, end of year (000)	$399,393	$401,904	$482,408	$367,551	$339,581
Portfolio turnover rate	575.68%	735.06%	640.88%	668.74%	590.37%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	57

Financial Highlights (continued)

CORE FIXED INCOME FUND

	Class B Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$10.75	$11.37	$11.18	$11.36	$11.31
Investment operations:
Net investment income(a)	.06	.04	.07	.16	.22
Net realized and unrealized gain (loss)	.44	(.33)	.59	.32	.36
Total from investment operations	.50	(.29)	.66	.48	.58
Distributions to shareholders from:
Net investment income	(.17)	(.15)	(.21)	(.25)	(.29)
Net realized gain	–	(.18)	(.26)	(.41)	(.24)
Total distributions	(.17)	(.33)	(.47)	(.66)	(.53)
Net asset value, end of year	$11.08	$10.75	$11.37	$11.18	$11.36
Total Return(b)	4.70%	(2.58)%	6.11%	4.59%	5.31%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.64%	1.66%	1.66%	1.67%	1.65%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.64%	1.66%	1.66%	1.67%	1.65%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.65%	1.66%	1.66%	1.67%	1.68%
Net investment income	.51%	.37%	.62%	1.42%	1.98%

Supplemental Data:
Net assets, end of year (000)	$7,020	$8,512	$13,319	$16,269	$23,487
Portfolio turnover rate	575.68%	735.06%	640.88%	668.74%	590.37%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

58	See Notes to Financial Statements.

Financial Highlights (continued)

CORE FIXED INCOME FUND

	Class C Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$10.73	$11.35	$11.16	$11.34	$11.29
Investment operations:
Net investment income(a)	.07	.06	.08	.17	.23
Net realized and unrealized gain (loss)	.45	(.34)	.60	.33	.36
Total from investment operations	.52	(.28)	.68	.50	.59
Distributions to shareholders from:
Net investment income	(.19)	(.16)	(.23)	(.27)	(.30)
Net realized gain	–	(.18)	(.26)	(.41)	(.24)
Total distributions	(.19)	(.34)	(.49)	(.68)	(.54)
Net asset value, end of year	$11.06	$10.73	$11.35	$11.16	$11.34
Total Return(b)	4.89%	(2.45)%	6.28%	4.74%	5.41%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.46%	1.51%	1.51%	1.53%	1.57%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.46%	1.51%	1.51%	1.53%	1.57%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.47%	1.51%	1.51%	1.53%	1.59%
Net investment income	.68%	.51%	.74%	1.53%	2.02%

Supplemental Data:
Net assets, end of year (000)	$82,120	$94,953	$140,543	$113,329	$114,561
Portfolio turnover rate	575.68%	735.06%	640.88%	668.74%	590.37%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	59

Financial Highlights (continued)

CORE FIXED INCOME FUND

	Class F Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$10.78	$11.40	$11.20	$11.38	$11.34
Investment operations:
Net investment income(a)	.15	.14	.17	.24	.31
Net realized and unrealized gain (loss)	.45	(.33)	.60	.34	.36
Total from investment operations	.60	(.19)	.77	.58	.67
Distributions to shareholders from:
Net investment income	(.27)	(.25)	(.31)	(.35)	(.39)
Net realized gain	–	(.18)	(.26)	(.41)	(.24)
Total distributions	(.27)	(.43)	(.57)	(.76)	(.63)
Net asset value, end of year	$11.11	$10.78	$11.40	$11.20	$11.38
Total Return(b)	5.63%	(1.70)%	7.14%	5.50%	6.15%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.73%	.75%	.76%	.77%	.76%
Expenses, including expense reductions, management fee waived and expenses reimbursed	.73%	.75%	.76%	.77%	.76%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.75%	.75%	.76%	.77%	.77%
Net investment income	1.40%	1.26%	1.48%	2.18%	2.76%

Supplemental Data:
Net assets, end of year (000)	$353,154	$297,303	$333,725	$247,773	$71,705
Portfolio turnover rate	575.68%	735.06%	640.88%	668.74%	590.37%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

60	See Notes to Financial Statements.

Financial Highlights (continued)

CORE FIXED INCOME FUND

	Class I Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$10.78	$11.40	$11.20	$11.39	$11.34
Investment operations:
Net investment income(a)	.16	.15	.18	.24	.31
Net realized and unrealized gain (loss)	.45	(.33)	.60	.34	.38
Total from investment operations	.61	(.18)	.78	.58	.69
Distributions to shareholders from:
Net investment income	(.28)	(.26)	(.32)	(.36)	(.40)
Net realized gain	–	(.18)	(.26)	(.41)	(.24)
Total distributions	(.28)	(.44)	(.58)	(.77)	(.64)
Net asset value, end of year	$11.11	$10.78	$11.40	$11.20	$11.39
Total Return(b)	5.73%	(1.60)%	7.25%	5.52%	6.37%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.64%	.66%	.66%	.68%	.66%
Expenses, including expense reductions, management fee waived and expenses reimbursed	.64%	.66%	.66%	.68%	.66%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.65%	.66%	.66%	.68%	.67%
Net investment income	1.51%	1.36%	1.59%	2.18%	2.77%

Supplemental Data:
Net assets, end of year (000)	$407,023	$421,016	$133,018	$119,703	$22,651
Portfolio turnover rate	575.68%	735.06%	640.88%	668.74%	590.37%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	61

Financial Highlights (continued)

CORE FIXED INCOME FUND

	Class P Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$10.82	$11.44	$11.25	$11.43	$11.38
Investment operations:
Net investment income(a)	.12	.10	.13	.23	.28
Net realized and unrealized gain (loss)	.44	(.33)	.59	.32	.36
Total from investment operations	.56	(.23)	.72	.55	.64
Distributions to shareholders from:
Net investment income	(.23)	(.21)	(.27)	(.32)	(.35)
Net realized gain	–	(.18)	(.26)	(.41)	(.24)
Total distributions	(.23)	(.39)	(.53)	(.73)	(.59)
Net asset value, end of year	$11.15	$10.82	$11.44	$11.25	$11.43
Total Return(b)	5.26%	(2.03)%	6.67%	5.14%	5.88%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.09%	1.11%	1.11%	1.12%	1.11%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.09%	1.11%	1.11%	1.12%	1.11%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.09%	1.11%	1.11%	1.12%	1.13%
Net investment income	1.06%	.92%	1.15%	2.06%	2.49%

Supplemental Data:
Net assets, end of year (000)	$12	$47	$265	$276	$1,736
Portfolio turnover rate	575.68%	735.06%	640.88%	668.74%	590.37%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

62	See Notes to Financial Statements.

Financial Highlights (continued)

CORE FIXED INCOME FUND

	Class R2 Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$10.78	$11.40	$11.21	$11.39	$11.34
Investment operations:
Net investment income(a)	.10	.08	.11	.20	.25
Net realized and unrealized gain (loss)	.46	(.33)	.60	.33	.37
Total from investment operations	.56	(.25)	.71	.53	.62
Distributions to shareholders from:
Net investment income	(.22)	(.19)	(.26)	(.30)	(.33)
Net realized gain	–	(.18)	(.26)	(.41)	(.24)
Total distributions	(.22)	(.37)	(.52)	(.71)	(.57)
Net asset value, end of year	$11.12	$10.78	$11.40	$11.21	$11.39
Total Return(b)	5.19%	(2.19)%	6.52%	4.99%	5.74%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.25%	1.26%	1.26%	1.28%	1.27%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.25%	1.26%	1.26%	1.28%	1.27%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.25%	1.26%	1.26%	1.28%	1.27%
Net investment income	.90%	.77%	1.00%	1.77%	2.22%

Supplemental Data:
Net assets, end of year (000)	$478	$1,894	$1,792	$1,480	$1,199
Portfolio turnover rate	575.68%	735.06%	640.88%	668.74%	590.37%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	63

Financial Highlights (concluded)

CORE FIXED INCOME FUND

	Class R3 Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$10.78	$11.40	$11.21	$11.39	$11.34
Investment operations:
Net investment income(a)	.11	.10	.12	.21	.27
Net realized and unrealized gain (loss)	.45	(.34)	.60	.33	.36
Total from investment operations	.56	(.24)	.72	.54	.63
Distributions to shareholders from:
Net investment income	(.23)	(.20)	(.27)	(.31)	(.34)
Net realized gain	–	(.18)	(.26)	(.41)	(.24)
Total distributions	(.23)	(.38)	(.53)	(.72)	(.58)
Net asset value, end of year	$11.11	$10.78	$11.40	$11.21	$11.39
Total Return(b)	5.21%	(2.09)%	6.63%	5.10%	5.84%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.13%	1.15%	1.16%	1.17%	1.16%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.13%	1.15%	1.16%	1.17%	1.16%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.15%	1.15%	1.16%	1.17%	1.17%
Net investment income	1.01%	.87%	1.09%	1.87%	2.40%

Supplemental Data:
Net assets, end of year (000)	$19,276	$20,990	$21,304	$15,290	$14,205
Portfolio turnover rate	575.68%	735.06%	640.88%	668.74%	590.37%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

64	See Notes to Financial Statements.

Financial Highlights

TOTAL RETURN FUND

	Class A Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$10.36	$11.00	$10.94	$11.26	$11.02
Investment operations:
Net investment income(a)	.22	.22	.25	.32	.38
Net realized and unrealized gain (loss)	.40	(.31)	.66	.22	.40
Total from investment operations	.62	(.09)	.91	.54	.78
Distributions to shareholders from:
Net investment income	(.32)	(.32)	(.38)	(.41)	(.44)
Net realized gain	–	(.23)	(.47)	(.45)	(.10)
Total distributions	(.32)	(.55)	(.85)	(.86)	(.54)
Net asset value, end of year	$10.66	$10.36	$11.00	$10.94	$11.26
Total Return(b)	6.02%	(.81)%	8.73%	5.16%	7.27%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.82%	.85%	.86%	.83%	.85%
Expenses, including expense reductions, management fee waived and expenses reimbursed	.82%	.85%	.86%	.83%	.85%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.84%	.85%	.86%	.83%	.86%
Net investment income	2.06%	2.11%	2.36%	2.94%	3.43%

Supplemental Data:
Net assets, end of year (000)	$928,445	$859,225	$957,408	$766,312	$718,778
Portfolio turnover rate	466.14%	600.61%	575.52%	607.17%	493.81%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	65

Financial Highlights (continued)

TOTAL RETURN FUND

	Class B Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$10.34	$10.98	$10.93	$11.25	$11.01
Investment operations:
Net investment income(a)	.13	.14	.17	.23	.29
Net realized and unrealized gain (loss)	.41	(.31)	.64	.22	.40
Total from investment operations	.54	(.17)	.81	.45	.69
Distributions to shareholders from:
Net investment income	(.23)	(.24)	(.29)	(.32)	(.35)
Net realized gain	–	(.23)	(.47)	(.45)	(.10)
Total distributions	(.23)	(.47)	(.76)	(.77)	(.45)
Net asset value, end of year	$10.65	$10.34	$10.98	$10.93	$11.25
Total Return(b)	5.29%	(1.60)%	7.76%	4.28%	6.43%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.62%	1.65%	1.66%	1.63%	1.62%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.62%	1.65%	1.66%	1.63%	1.62%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.64%	1.65%	1.66%	1.63%	1.64%
Net investment income	1.27%	1.32%	1.57%	2.13%	2.65%

Supplemental Data:
Net assets, end of year (000)	$15,638	$19,112	$27,590	$32,566	$44,153
Portfolio turnover rate	466.14%	600.61%	575.52%	607.17%	493.81%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

66	See Notes to Financial Statements.

Financial Highlights (continued)

TOTAL RETURN FUND

	Class C Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$10.35	$10.99	$10.93	$11.25	$11.01
Investment operations:
Net investment income(a)	.15	.15	.19	.25	.31
Net realized and unrealized gain (loss)	.40	(.31)	.65	.22	.39
Total from investment operations	.55	(.16)	.84	.47	.70
Distributions to shareholders from:
Net investment income	(.25)	(.25)	(.31)	(.34)	(.36)
Net realized gain	–	(.23)	(.47)	(.45)	(.10)
Total distributions	(.25)	(.48)	(.78)	(.79)	(.46)
Net asset value, end of year	$10.65	$10.35	$10.99	$10.93	$11.25
Total Return(b)	5.36%	(1.46)%	8.04%	4.48%	6.57%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.44%	1.50%	1.50%	1.48%	1.52%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.44%	1.50%	1.50%	1.48%	1.52%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.47%	1.50%	1.50%	1.48%	1.53%
Net investment income	1.43%	1.46%	1.71%	2.30%	2.76%

Supplemental Data:
Net assets, end of year (000)	$177,975	$171,890	$218,986	$178,761	$187,548
Portfolio turnover rate	466.14%	600.61%	575.52%	607.17%	493.81%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	67

Financial Highlights (continued)

TOTAL RETURN FUND

	Class F Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$10.36	$10.99	$10.94	$11.26	$11.02
Investment operations:
Net investment income(a)	.23	.23	.27	.33	.39
Net realized and unrealized gain (loss)	.40	(.30)	.64	.22	.40
Total from investment operations	.63	(.07)	.91	.55	.79
Distributions to shareholders from:
Net investment income	(.33)	(.33)	(.39)	(.42)	(.45)
Net realized gain	–	(.23)	(.47)	(.45)	(.10)
Total distributions	(.33)	(.56)	(.86)	(.87)	(.55)
Net asset value, end of year	$10.66	$10.36	$10.99	$10.94	$11.26
Total Return(b)	6.12%	(.62)%	8.74%	5.26%	7.41%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.71%	.75%	.76%	.73%	.73%
Expenses, including expense reductions, management fee waived and expenses reimbursed	.71%	.75%	.76%	.73%	.73%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.74%	.75%	.76%	.73%	.74%
Net investment income	2.15%	2.21%	2.50%	3.08%	3.55%

Supplemental Data:
Net assets, end of year (000)	$519,591	$339,551	$579,330	$741,101	$1,115,781
Portfolio turnover rate	466.14%	600.61%	575.52%	607.17%	493.81%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

68	See Notes to Financial Statements.

Financial Highlights (continued)

TOTAL RETURN FUND

	Class I Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$10.38	$11.02	$10.96	$11.28	$11.04
Investment operations:
Net investment income(a)	.24	.25	.28	.34	.41
Net realized and unrealized gain (loss)	.40	(.32)	.65	.22	.39
Total from investment operations	.64	(.07)	.93	.56	.80
Distributions to shareholders from:
Net investment income	(.34)	(.34)	(.40)	(.43)	(.46)
Net realized gain	–	(.23)	(.47)	(.45)	(.10)
Total distributions	(.34)	(.57)	(.87)	(.88)	(.56)
Net asset value, end of year	$10.68	$10.38	$11.02	$10.96	$11.28
Total Return(b)	6.22%	(.60)%	8.94%	5.36%	7.52%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.60%	.65%	.66%	.63%	.63%
Expenses, including expense reductions, management fee waived and expenses reimbursed	.60%	.65%	.66%	.63%	.63%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.64%	.65%	.66%	.63%	.64%
Net investment income	2.25%	2.32%	2.54%	3.16%	3.65%

Supplemental Data:
Net assets, end of year (000)	$193,343	$81,974	$70,778	$36,987	$32,220
Portfolio turnover rate	466.14%	600.61%	575.52%	607.17%	493.81%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	69

Financial Highlights (continued)

TOTAL RETURN FUND

	Class P Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$10.40	$11.05	$10.99	$11.31	$11.07
Investment operations:
Net investment income(a)	.19	.20	.23	.30	.36
Net realized and unrealized gain (loss)	.41	(.32)	.65	.22	.39
Total from investment operations	.60	(.12)	.88	.52	.75
Distributions to shareholders from:
Net investment income	(.29)	(.30)	(.35)	(.39)	(.41)
Net realized gain	–	(.23)	(.47)	(.45)	(.10)
Total distributions	(.29)	(.53)	(.82)	(.84)	(.51)
Net asset value, end of year	$10.71	$10.40	$11.05	$10.99	$11.31
Total Return(b)	5.84%	(1.13)%	8.44%	4.89%	7.03%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.07%	1.10%	1.11%	1.08%	1.07%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.07%	1.10%	1.11%	1.08%	1.07%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.09%	1.10%	1.11%	1.08%	1.09%
Net investment income	1.81%	1.86%	2.17%	2.74%	3.28%

Supplemental Data:
Net assets, end of year (000)	$2,954	$3,077	$4,173	$7,987	$15,068
Portfolio turnover rate	466.14%	600.61%	575.52%	607.17%	493.81%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

70	See Notes to Financial Statements.

Financial Highlights (continued)

TOTAL RETURN FUND

	Class R2 Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$10.36	$11.00	$10.94	$11.26	$11.02
Investment operations:
Net investment income(a)	.18	.18	.21	.27	.34
Net realized and unrealized gain (loss)	.39	(.31)	.66	.23	.40
Total from investment operations	.57	(.13)	.87	.50	.74
Distributions to shareholders from:
Net investment income	(.27)	(.28)	(.34)	(.37)	(.40)
Net realized gain	–	(.23)	(.47)	(.45)	(.10)
Total distributions	(.27)	(.51)	(.81)	(.82)	(.50)
Net asset value, end of year	$10.66	$10.36	$11.00	$10.94	$11.26
Total Return(b)	5.60%	(1.20)%	8.30%	4.74%	6.89%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.21%	1.25%	1.26%	1.23%	1.23%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.21%	1.25%	1.26%	1.23%	1.23%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.24%	1.25%	1.26%	1.23%	1.24%
Net investment income	1.66%	1.72%	1.98%	2.53%	3.06%

Supplemental Data:
Net assets, end of year (000)	$3,985	$3,136	$3,749	$4,567	$2,856
Portfolio turnover rate	466.14%	600.61%	575.52%	607.17%	493.81%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	71

Financial Highlights (concluded)

TOTAL RETURN FUND

	Class R3 Shares
	Year Ended 11/30
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$10.35	$11.00	$10.94	$11.26	$11.02
Investment operations:
Net investment income(a)	.19	.19	.22	.29	.35
Net realized and unrealized gain (loss)	.40	(.32)	.66	.22	.40
Total from investment operations	.59	(.13)	.88	.51	.75
Distributions to shareholders from:
Net investment income	(.28)	(.29)	(.35)	(.38)	(.41)
Net realized gain	–	(.23)	(.47)	(.45)	(.10)
Total distributions	(.28)	(.52)	(.82)	(.83)	(.51)
Net asset value, end of year	$10.66	$10.35	$11.00	$10.94	$11.26
Total Return(b)	5.81%	(1.20)%	8.42%	4.86%	6.99%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.11%	1.15%	1.16%	1.12%	1.13%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.11%	1.15%	1.16%	1.12%	1.13%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.14%	1.15%	1.16%	1.12%	1.14%
Net investment income	1.77%	1.82%	2.06%	2.64%	3.10%

Supplemental Data:
Net assets, end of year (000)	$67,975	$54,287	$51,258	$37,931	$25,423
Portfolio turnover rate	466.14%	600.61%	575.52%	607.17%	493.81%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

72	See Notes to Financial Statements.

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Investment Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was organized as a Delaware statutory trust on August 16, 1993. The Trust currently consists of twelve funds. This report covers the following two funds (separately, a “Fund” and collectively, the “Funds”) and their respective classes: Lord Abbett Core Fixed Income Fund (“Core Fixed Income Fund”) and Lord Abbett Total Return Fund (“Total Return Fund”).

The investment objective of each Fund is to seek income and capital appreciation to produce a high total return. Each Fund has eight classes of shares: Class A, B, C, F, I, P, R2 and R3, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2 and R3 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. The Funds no longer issue Class B shares for purchase. The Funds’ Class P shares are closed to substantially all investors, with certain exceptions as set forth in the Funds’ prospectus.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Funds’ Board of Trustees (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Funds’ investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. Each Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic

73

Notes to Financial Statements (continued)

data processing techniques. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Swaps are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee and approved by the Board. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statements of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s filed U.S. federal tax returns remains open for the fiscal years ended November 30, 2011 through November 30, 2014. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the Funds within the Trust on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative

74

Notes to Financial Statements (continued)

proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2 and R3 shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of each Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in each Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies on each Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments and foreign currency related transactions on each Fund’s Statement of Operations. Each Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–Each Fund may enter into forward foreign currency exchange contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain is included in Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies on each Fund’s Statement of Operations. The gain arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized gain on investments and foreign currency related transactions on each Fund’s Statement of Operations.

(h)	Futures Contracts–Each Fund may purchase and sell futures contracts to enhance returns, to attempt to hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	Total Return Swaps–Each Fund may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market. Each Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return swap declines over the term of the swap, each Fund also may be required to pay an amount equal to that decline in value to their counterparty.

75

Notes to Financial Statements (continued)

(j)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by a Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at each Fund’s custodian in order to pay for the commitment. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its NAV. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(k)	Mortgage Dollar Rolls–Each Fund may enter into mortgage dollar rolls in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, each Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold.

(l)	Commercial Paper–Each Fund may purchase commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

(m)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(n)	Floating Rate Loans–Each Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Funds record an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by

76

Notes to Financial Statements (continued)

reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which each Fund invests may be subject to some restrictions on resale. For example, each Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. Each Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, each Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between each Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, each Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of each Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statement of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented on the Statement of Assets and Liabilities represents mark to market of the unfunded portion of the Fund’s floating rate notes. As of November 30, 2014, the Funds had no unfunded loan commitments.

(o)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments;

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing each Fund’s investments and other financial instruments as of November 30, 2014 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy

77

Notes to Financial Statements (continued)

are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Trust has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

The management fee is based on each Fund’s average daily net assets at the following annual rates:

First $1 billion	.45%
Next $1 billion	.40%
Over $2 billion	.35%

During the fiscal year ended November 30, 2014, for Core Fixed Income Fund and Total Return Fund, the effective management fee, net of waivers, was at an annualized rate of .43% and .43%, respectively.

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of each Fund’s average daily net assets.

For the period from November 7, 2014 and continuing through March 31, 2016, Lord Abbett has contractually agreed to waive an annual rate of 0.20% of Core Fixed Income Fund’s management fee. This agreement may be terminated only upon the approval of the Fund’s Board.

For the period October 13, 2014 and continuing through March 31, 2016, Lord Abbett has contractually agreed to reimburse Total Return Fund’s expenses, excluding management fee and any applicable 12b-1 fee, to the extent necessary to limit such other expenses for each class to an annual rate of 0.05%. This agreement may be terminated only upon the approval of the Fund’s Board. For the period October 7, 2014 through October 12, 2014, Lord Abbett voluntarily reimbursed the Fund’s expenses, excluding management fee and any applicable 12b-1 fee, to the extent necessary to limit such other expenses for each class to an annual rate of 0.05%.

The Funds, along with certain other funds managed by Lord Abbett (collectively, the “Underlying Funds”), have entered into a Servicing Arrangement with certain “Fund of Funds” managed by Lord Abbett, pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of each Fund of Funds in proportion to the average daily value of the Underlying Fund shares owned by each Fund of Funds. Amounts paid pursuant to the Servicing Arrangement, if applicable, are included in Subsidy expense on each Fund’s Statement of Operations and Payable to affiliates on each Fund’s Statement of Assets and Liabilities.

As of November 30, 2014, the percentages of Core Fixed Income Fund’s outstanding shares owned by Lord Abbett Multi-Asset Balanced Opportunity Fund, Lord Abbett Multi-Asset Growth Fund and Lord Abbett Multi-Asset Income Fund were 4.92%, 2.07% and 5.59%, respectively.

78

Notes to Financial Statements (continued)

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2 and R3 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following maximum annual rates have been approved by the Board pursuant to the plan:

Fees*	Class A	Class B	Class C(1)	Class F	Class P	Class R2	Class R3
Service	.15%	.25%	.25%	–	.25%	.25%	.25%
Distribution	.05%	.75%	.75%	.10%	.20%	.35%	.25%

*	The Funds may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	The Rule 12b-1 fee each Fund pays on Class C shares is a blended rate based on 1.00% of each Fund’s average daily net assets attributable to Class C shares held for less than one year and .80% (.25% service, .55% distribution) of each Fund’s average daily net assets attributable to Class C shares held for one year or more. All Class C shareholders of a Fund will bear Rule 12b-1 fees at the same rate.

Class I shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended November 30, 2014:

	Distributor	Dealers’
	Commissions	Concessions
Core Fixed Income Fund	$ 52,645	$318,481
Total Return Fund	124,945	804,454

Distributor received the following amount of CDSCs for the fiscal year ended November 30, 2014:

	Class A	Class C
Core Fixed Income Fund	’ $4,271	$11,869
Total Return Fund	9,812	14,737

A Trustee and certain of the Trust’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared daily and paid monthly. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

Subsequent to Total Return Fund’s fiscal year ended November 30, 2014, short-term and long-term capital gain distributions of approximately $6,475,000 and $4,697,000, respectively, were declared on December 11, 2014 and paid on December 19, 2014 to shareholders of record on December 18, 2014.

79

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended November 30, 2014 and 2013 was as follows:

	Core Fixed Income Fund		Total Return Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/2014	11/30/2013	11/30/2014	11/30/2013
Distributions paid from:
Ordinary income	$31,148,438	$42,796,614	$46,569,315	$81,695,084
Net long-term capital gains	–	2,502,446	–	10,362,650
Total distributions paid	$31,148,438	$45,299,060	$46,569,315	$92,057,734

As of November 30, 2014, the components of accumulated gains on a tax-basis were as follows:

	Core Fixed	Total
	Income Fund	Return Fund
Undistributed ordinary income – net	55,016	6,435,964
Undistributed long-term capital gains	–	4,678,486
Total undistributed earnings	55,016	11,114,450
Capital loss carryforwards*	(1,111,089)	–
Temporary differences	(91,431)	(163,855)
Unrealized gains – net	16,007,194	20,651,032
Total accumulated gains – net	$14,859,690	$31,601,627

* As of November 30, 2014, Core Fixed Income Fund had a capital loss carryforward of $1,111,089 with no expiration.

In accordance with the Regulated Investment Company Modernization Act of 2010, Core Fixed Income Fund will carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely. Post-enactment losses will also retain their character as either short-term or long-term.

At Total Return Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer post-October capital losses of $9,946 during fiscal 2014.

As of November 30, 2014, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Core Fixed	Total
	Income Fund	Return Fund
Tax cost	$1,546,965,385	$2,254,354,686
Gross unrealized gain	17,924,034	30,376,677
Gross unrealized loss	(1,916,840)	(9,720,308)
Net unrealized security gain	$16,007,194	$20,656,369

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of premium amortization and wash sales.

80

Notes to Financial Statements (continued)

Permanent items identified during the fiscal year ended November 30, 2014 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain (Loss )
Core Fixed Income Fund	$13,710,595	$(13,710,595)
Total Return Fund	14,753,741	(14,753,741)

The permanent differences are primarily attributable to the tax treatment of premium amortization, certain securities and paydown gains and losses.

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended November 30, 2014 were as follows:

	U.S. Government Purchases*	Non-U.S. Government Purchases	U.S. Government Sales*	Non-U.S. Government Sales
Core Fixed Income Fund	$7,787,287,295	$ 589,359,195	$7,614,998,505	$602,505,734
Total Return Fund	7,345,586,348	1,257,426,795	7,382,283,694	658,518,101

* Includes U.S. Government sponsored enterprises securities.

6. DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Total Return Fund entered into forward foreign currency exchange contracts for the fiscal year ended November 30, 2014 (as described in note 2(g)). A forward foreign currency exchange contract reduces the Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. The Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and the Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts.

Total Return Fund entered into a total return swap for the fiscal year ended November 30, 2014 (as described in note 2(i)) to obtain exposure to an issuer (the Reference Entity). The Fund’s use of total return swaps involves the risk that Lord Abbett will not accurately predict expectations of market value of the Reference Entity, and the Fund’s returns could be reduced as a result. The Fund’s risk of loss from counterparty credit risk is the notional value of the contract.

81

Notes to Financial Statements (continued)

As of November 30, 2014, Total Return Fund had the following derivatives, grouped into appropriate risk categories that illustrate the Funds’ use of derivative instruments:

		Total Return Fund
Asset Derivatives	Credit Contracts	Foreign Currency Contracts
Forward Foreign Currency Exchange Contracts(1)	–	$66,883
Total Return Swap(2)	$164,188	–

(1)	Statements of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
(2)	Statements of Assets and Liabilities location: Total return swap, at fair value.

Transactions in derivative instruments for the fiscal year ended November 30, 2014, were as follows:

		Total Return Fund
	Credit Contracts	Foreign Currency Contracts
Net Realized Gain (Loss)(1)
Forward Foreign Currency Exchange Contracts	–	$109,706
Total Returns Swaps	–	–
Net Change in Unrealized Appreciation/Depreciation(2)
Forward Foreign Currency Exchange Contracts	–	$57,073
Total Returns Swaps	–	–
Average Number of Contracts/Notional Amounts*
Forward Foreign Currency Exchange Contracts(3)	–	$3,789,144
Total Return Swap(3)	$86,095	–

* Calculated based on the number of contracts or notional amounts for the fiscal year ended November 30, 2014.
(1)	Statements of Operations location: Net realized gain on investments and foreign currency related transactions.
(2)	Statements of Operations location: Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies.
(3)	Amount represents notional amounts in U.S. dollars.

7. DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. In addition, FASB issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”), specifying which transactions are subject to disclosures about offsetting.

The following tables illustrate gross and net information about recognized assets eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Funds and the applicable counterparty:

82

Notes to Financial Statements (continued)

	Core Fixed Income Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$101,492,816	$–	$101,492,816
Total	$101,492,816	$–	$101,492,816

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a	)	Securities Collateral Received(a )	Net Amount(b)
Fixed Income Clearing Corp.	$101,492,816	$–	$–		$(101,492,816)	$–
Total	$101,492,816	$–	$–		$(101,492,816)	$–

	Total Return Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$66,883	$–	$66,883
Repurchase Agreement	162,158,963	–	162,158,963
Total Return Swap	164,188	–	164,188
Total	$162,390,034	$–	$162,390,034

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a	)	Securities Collateral Received(a )	Net Amount(b)
Bank of America	$190	$–	$–		$–	$190
Deutsche Bank AG	164,188	–	–		–	164,188
Fixed Income Clearing Corp.	162,158,963	–	–		(162,158,963)	–
J.P. Morgan	66,305	–	–		–	66,305
Morgan Stanley	388	–	–		–	388
Total	$162,390,034	$–	$–		$(162,158,963)	$231,071

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of November 30, 2014.

8. TRUSTEES’ REMUNERATION

The Trust’s officers and a Trustee, who are associated with Lord Abbett, do not receive any compensation from the Trust for serving in such capacities. Independent Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Trustees under which Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Trustees’ fees on the

83

Notes to Financial Statements (continued)

Statements of Operations and in Trustees’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9. EXPENSE REDUCTIONS

The Trust has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

10. LINE OF CREDIT

Effective June 30, 2014, the Funds and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) participate in a $500 million unsecured revolving credit facility (the “Facility”) with State Street Bank and Trust Company (“SSB”). The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million based on past borrowings and likelihood of future borrowings. Each Participating Fund bears its ratable share of the $525,000 annual Facility fee based on the maximum amount the Fund can borrow under the Facility. This amount is included for each Fund in Other expenses in the Statements of Operations. Any borrowings under the Facility will incur interest at current market rates as set forth in the credit agreement.

During the fiscal year ended November 30, 2014, the Funds did not utilize the Facility.

11. CUSTODIAN AND ACCOUNTING AGENT

SSB is the Trust’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

12. INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with investing in fixed income securities. The value of an investment will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when rates fall, such prices tend to rise.

Each Fund may invest a significant portion of its assets in asset backed securities and mortgage related securities, including those of such government sponsored enterprises as Federal Home Loan Mortgage Corporation and Federal National Mortgage Association. In addition, the Funds may invest in non-agency asset backed and mortgage related securities, which are issued by private institutions, not by government-sponsored enterprises. Such securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Funds of income payments above current market rates. The prepayment rate also will affect the price and volatility of these securities. In addition, securities of government sponsored enterprises are guaranteed with respect to the timely payment of interest and principal by the particular enterprises involved, not by the U.S. Government.

The lower-rated or high-yield bonds (also known as “junk” bonds) in which Total Return Fund may invest are subject to greater price fluctuations, as well as additional risks.

84

Notes to Financial Statements (continued)

Each Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Funds’ returns since the Funds may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Funds’ use of derivatives is successful will depend on, among other things, the Funds’ ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. If a fund incorrectly forecasts these and other factors, its performance could suffer.

Each Fund’s investment exposure to foreign companies presents increased market, liquidity, currency, political, information and other risks. The cost to a fund’s use of forward foreign currency exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions prevailing.

Each Fund’s exposure to inflation-linked investments, such as Treasury Inflation Protected Securities, may be vulnerable to changes in expectations of inflation or interest rates.

Each Fund may invest in floating rate or adjustable rate senior loans, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities. The senior loans in which the Funds invest may consist primarily of senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be equivalent to below investment grade securities. Below investment grade senior loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market.

These factors can affect each Fund’s performance.

13. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

		Year Ended		Year Ended
Core Fixed Income Fund	November 30, 2014		November 30, 2013
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	9,437,653	$103,566,506	13,696,661	$151,389,293
Converted from Class B*	74,309	814,193	122,000	1,339,400
Reinvestment of distributions	745,741	8,177,773	1,469,341	16,226,178
Shares reacquired	(11,600,950)	(126,587,081)	(20,326,086)	(222,400,388)
Decrease	(1,343,247)	$(14,028,609)	(5,038,084)	$(53,445,517)

85

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Core Fixed Income Fund	November 30, 2014		November 30, 2013
Class B Shares	Shares	Amount	Shares	Amount
Shares sold	48,791	$535,290	50,791	$560,546
Reinvestment of distributions	10,326	112,834	30,690	338,995
Shares reacquired	(142,992)	(1,556,879)	(338,955)	(3,695,317)
Converted to Class A*	(74,534)	(814,193)	(122,368)	(1,339,400)
Decrease	(158,409)	$(1,722,948)	(379,842)	$(4,135,176)

Class C Shares
Shares sold	1,298,324	$14,209,679	2,412,132	$26,681,055
Reinvestment of distributions	116,053	1,266,432	311,847	3,436,004
Shares reacquired	(2,839,548)	(30,851,567)	(6,259,836)	(68,129,217)
Decrease	(1,425,171)	$(15,375,456)	(3,535,857)	$(38,012,158)

Class F Shares
Shares sold	9,971,680	$109,401,363	13,409,677	$148,203,846
Reinvestment of distributions	654,397	7,177,990	1,052,924	11,619,300
Shares reacquired	(6,425,875)	(70,257,601)	(16,161,067)	(177,536,230)
Increase (decrease)	4,200,202	$46,321,752	(1,698,466)	$(17,713,084)

Class I Shares
Shares sold	17,830,576	$194,779,543	33,471,262	$369,405,546
Reinvestment of distributions	1,082,466	11,873,763	816,082	8,940,427
Shares reacquired	(21,344,283)	(235,395,796)	(6,896,489)	(76,208,979)
Increase (decrease)	(2,431,241)	$(28,742,490)	27,390,855	$302,136,994

Class P Shares
Shares sold	248	$2,702	57,278	$652,901
Reinvestment of distributions	84	918	1,544	17,256
Shares reacquired	(3,613)	(40,028)	(77,685)	(866,985)
Decrease	(3,281)	$(36,408)	(18,863)	$(196,828)

Class R2 Shares
Shares sold	25,977	$281,655	190,427	$2,111,333
Reinvestment of distributions	61	670	106	1,168
Shares reacquired	(158,761)	(1,732,554)	(172,019)	(1,911,202)
Increase (decrease)	(132,723)	$(1,450,229)	18,514	$201,299

Class R3 Shares
Shares sold	523,744	$5,728,762	822,279	$9,051,551
Reinvestment of distributions	36,347	398,589	67,019	740,403
Shares reacquired	(772,599)	(8,424,994)	(811,115)	(8,900,100)
Increase (decrease)	(212,508)	$(2,297,643)	78,183	$891,854

86

Notes to Financial Statements (concluded)

		Year Ended		Year Ended
Total Return Fund	November 30, 2014		November 30, 2013
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	27,486,787	$290,644,484	27,189,407	$289,843,486
Converted from Class B*	188,609	1,987,300	284,631	3,013,894
Reinvestment of distributions	2,206,684	23,274,766	4,307,451	45,748,917
Shares reacquired	(25,768,622)	(271,038,744)	(35,876,650)	(377,433,146)
Increase (decrease)	4,113,458	$44,867,806	(4,095,161)	$(38,826,849)

Class B Shares
Shares sold	89,171	$941,850	143,905	$1,539,567
Reinvestment of distributions	32,414	341,238	94,888	1,008,782
Shares reacquired	(311,823)	(3,267,026)	(618,000)	(6,497,965)
Converted to Class A*	(188,882)	(1,987,300)	(284,900)	(3,013,894)
Decrease	(379,120)	$(3,971,238)	(664,107)	$(6,963,510)

Class C Shares
Shares sold	4,469,948	$47,335,914	4,455,414	$47,619,227
Reinvestment of distributions	266,009	2,802,251	650,588	6,911,793
Shares reacquired	(4,641,031)	(48,610,390)	(8,424,331)	(88,441,466)
Increase (decrease)	94,926	$1,527,775	(3,318,329)	$(33,910,446)

Class F Shares
Shares sold	23,618,491	$250,357,571	10,098,949	$107,053,703
Reinvestment of distributions	994,965	10,502,289	2,075,191	22,087,871
Shares reacquired	(8,666,235)	(91,105,144)	(32,081,284)	(341,778,359)
Increase (decrease)	15,947,221	$169,754,716	(19,907,144)	$(212,636,785)

Class I Shares
Shares sold	14,004,871	$148,629,865	6,418,877	$68,355,213
Reinvestment of distributions	313,335	3,316,938	367,306	3,903,720
Shares reacquired	(4,118,545)	(43,604,679)	(5,310,616)	(55,621,325)
Increase	10,199,661	$108,342,124	1,475,567	$16,637,608

Class P Shares
Shares sold	122,848	$1,299,719	51,544	$546,329
Reinvestment of distributions	8,040	85,191	16,965	181,225
Shares reacquired	(150,887)	(1,603,640)	(150,472)	(1,614,624)
Decrease	(19,999)	$(218,730)	(81,963)	$(887,070)

Class R2 Shares
Shares sold	237,471	$2,505,025	149,983	$1,586,442
Reinvestment of distributions	4,316	45,531	6,866	72,853
Shares reacquired	(170,850)	(1,803,925)	(194,959)	(2,063,882)
Increase (decrease)	70,937	$746,631	(38,110)	$(404,587)

Class R3 Shares
Shares sold	2,596,302	$27,391,068	3,185,847	$33,421,227
Reinvestment of distributions	149,508	1,577,143	234,269	2,486,239
Shares reacquired	(1,611,973)	(16,946,858)	(2,838,631)	(29,778,475)
Increase	1,133,837	$12,021,353	581,485	$6,128,991

*	Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

87

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Lord Abbett Investment Trust and the Shareholders of Lord Abbett Core Fixed Income Fund and Lord Abbett Total Return Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Lord Abbett Core Fixed Income Fund and Lord Abbett Total Return Fund (collectively, the “Funds”), two of the twelve funds constituting the Lord Abbett Investment Trust (the “Trust”) as of November 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian, brokers and the agent bank; where replies were not received from brokers and the agent bank, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
January 27, 2015

88

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Trust in accordance with the laws of the State of Delaware. The Board elects officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

Interested Trustee

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Trust as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Trustee and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Trustees

The following Independent Trustees also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Trustee since 1994; Chairman since 2013	Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 – 2000).
Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009–2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Trustee since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 – 2009).
Other Directorships: None.

89

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Trustee since 2014	Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001 – 2014).
Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999 – 2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Trustee since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 – 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Trustee since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).
Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2000	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).
Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 – 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 – 2009); and Officer and Director of Trinsum Group, a holding company (2007 – 2009).
Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2006	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

90

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Trust. All of the officers of the Trust also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 1998	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Alan R. Kurtz (1976)	Executive Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2000.

Jeffrey D. Lapin (1967)	Executive Vice President	Elected in 2012	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Managing Director at Post Advisory Group, an asset management firm specializing in high yield securities (2005 – 2012).

Robert A. Lee (1969)	Executive Vice President	Elected in 1998	Partner and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2007	Partner and Portfolio Manager, joined Lord Abbett in 1998.

Steven F. Rocco (1979)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2004.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Senior Counsel, joined Lord Abbett in 2008.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

91

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years
Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2006 and was formerly Vice President and Legal Counsel at Credit Suisse Asset Management LLC and Associate at Willkie Farr & Gallagher LLP.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

Hyun Lee (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003 – 2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2011	Partner and Portfolio Manager, joined Lord Abbett in 2010 and was formerly a Senior Vice President – Director of Fundamental Research and Senior Portfolio Manager at Alliance Bernstein, LLP (2003 – 2010).

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

92

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years
Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Trust’s Trustees. It is available free upon request.

93

Householding

The Trust has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

For foreign shareholders, all of the income distributions paid by Core Fixed Income Fund and Total Return Fund represent interest-related dividends.

94

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.	Lord Abbett Investment Trust

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Core Fixed Income Fund Lord Abbett Total Return Fund	LACCBE-2 (01/15)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended November 30, 2014 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that each of the following independent trustees who are members of the audit committee is an audit committee financial expert: E. Thayer Bigelow and Robert B. Calhoun, Jr. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended November 30, 2014 and 2013 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2014	2013
Audit Fees {a}	$644,300	$607,000
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	644,300	607,000

Tax Fees {b}	122,960	119,152
All Other Fees	- 0 -	- 0 -

Total Fees	$767,260	$726,152

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended November 30, 2014 and 2013 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended November 30, 2014 and 2013 were:

	Fiscal year ended:
	2014	2013
All Other Fees {a}	$185,734	$180,602

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended November 30, 2014 and 2013 were:

	Fiscal year ended:
	2014		2013
All Other Fees	$	- 0 -	$	- 0 -

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT INVESTMENT TRUST

	By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: January 21, 2015

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: January 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

	By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: January 21, 2015

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: January 21, 2015